                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04490

                      JOHN HANCOCK VARIABLE SERIES TRUST I
               (Exact name of Registrant as specified in charter)

                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                        BOSTON, MASSACHUSETTS 02117-0111
                    (Address of principal executive offices)

                             RONALD J. BOCAGE, ESQ.
                               JOHN HANCOCK PLACE
               INSURANCE AND SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                                  P.O. BOX 111
                        BOSTON, MASSACHUSETTS 02117-0111
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                            THOMAS C. LAUERMAN, ESQ.
                                 FOLEY & LARDNER
                                  3000 K STREET
                             WASHINGTON, D.C. 20007

Registrant's telephone number, including area code: (617) 572-6000

Date of fiscal year end:   12/31/2004

Date of reporting period:  12/31/2004

ITEM 1.   REPORTS TO STOCKHOLDERS.

Annual Report
for John Hancock Variable Series Trust I
December 31, 2004

Not FDIC Insured Not Bank Guaranteed      May Lose Value

Not a Deposit Not Insured by Any Federal Government Agency

  [LOGO] John Hancock

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Active Bond Fund
John Hancock Advisers, LLC                                       Greene/Matthews
Declaration Management & Research, LLC                          James Shallcross
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with three sub-advisers independently managing a portion of the Fund and each using distinct investment strategies.
..    John Hancock Advisers, LLC uses proprietary research to identify undervalued sectors and securities with an emphasis on U.S. credit sectors including high yield.
..    Declaration Management & Research, LLC uses proprietary research and quantitative tools in a risk controlled, benchmark-relative approach with an emphasis on higher quality U.S. investment grade sectors.
..    Pacific Investment Management Company LLC uses proprietary research, economic analysis and quantitative tools seeking to add value across all key decisions (duration, sector, security and derivatives) and opportunistically invests broadly across key fixed income sectors including high yield and non-U.S. sectors.

Fund Commentary

Overall Performance: For the year 2004, the Active Bond Fund returned +4.75%, outperforming the +4.34% return of the Lehman Aggregate Bond Index.

John Hancock Advisers, LLC

Environment: Outperformance can be primarily attributed to the portfolio's overweighting in spread product and underweighting in Treasuries relative to the index. The portfolio's bias toward corporate bonds, both investment grade and non-investment grade, and mortgage-backed securities helped relative performance.

Outlook: We anticipate the Federal Reserve Board will continue raising interest rates during the first half of 2005. Expecting rising interest rates and a flatter yield curve, we anticipate maintaining portfolio durations below their respective benchmarks and positioning the maturity structure to benefit from the flattening.

We will continue to upgrade the credit quality of the portfolio, focusing on crossover credits where we anticipate a ratings migration up to investment grade. We expect to increase our use of floating rate notes as both a defensive credit play and for yield curve positioning. We are positive on private label AAA Hybrid Adjustable Rate Mortgages as they offer a significant yield advantage for a high quality asset. We are currently adding TIPs, as breakeven spreads between nominals have narrowed.

Declaration Management & Research, LLC

Environment: Corporate bonds were the best performers. The portfolio remained overweight in corporate credit, and benefited from having a high concentration in lower rated bonds. Larger weightings in media/cable, telecommunications, energy, utilities and consumer cyclicals added to performance. Asset Backed Securities and Commercial Mortgage Backed Securities had strong performance. We remained overweight and benefited from owning a higher concentration of home equity bonds.

Outlook: The economy is poised for gradual growth, but there are lingering issues. The Fed is still in tightening mode. Oil prices remain high, but so far this has been moderately absorbed by consumers and some industries. The falling dollar remains a concern. Interest rates will probably trend higher. Corporate bonds should still benefit from improving fundamentals and positive technicals, but profit taking could lead to short-term spread widening. The mortgage market looks relatively expensive and unattractive.

Pacific Investment Management Company LLC

Environment: For the year, bonds displayed unexpected returns, as all fixed income sectors showed gains. The yield on the 10-year Treasury note fell by 3 basis points, to 4.22% by the end of the year. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34 percent for the year despite several major headwinds; which included expanding U.S. fiscal deficits, a falling U.S. dollar and market perceptions, as the year began, that interest rates were bound to rise from levels near historic lows.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Active Bond Fund
John Hancock Advisers, LLC                                       Greene/Matthews
Declaration Management & Research, LLC                          James Shallcross
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

Besides these headwinds, fixed income markets had to weather a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. The latest move came on December 14, when the Fed hiked rates by 25 basis points to
2.25 percent. Despite this tightening cycle, bond investors were encouraged by statements from the Fed that it would continue to move at a measured pace. Investors also understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

Outlook: Global growth should slow this year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar should create inflationary pressure, but lingering overcapacity worldwide may limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury should range between 4 and 4 1/2%, with the risk of a 25 basis point breakout on the high side. We should remain defensive and look for value in an environment where interest rates are low and core bond sectors have continued to richen. Tactical flexibility will be critical in this setting, such as shifting between U.S. and non-U.S. bonds or between market sub-sectors within the U.S.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (10-Year Period)

                               Lehman Brothers
         Active Bond Fund   Aggregate Bond Index
         ----------------   --------------------
Dec-94       $10,000               $1,0000
Jan-95        10,190                10,198
Feb-95        10,434                10,441
Mar-95        10,515                10,504
Apr-95        10,668                10,651
May-95        11,126                11,064
Jun-95        11,221                11,144
Jul-95        11,173                11,120
Aug-95        11,302                11,254
Sep-95        11,416                11,364
Oct-95        11,602                11,511
Nov-95        11,775                11,684
Dec-95        11,954                11,848
Jan-96        12,025                11,926
Feb-96        11,793                11,718
Mar-96        11,722                11,636
Apr-96        11,663                11,571
May-96        11,660                11,548
Jun-96        11,778                11,703
Jul-96        11,816                11,734
Aug-96        11,824                11,714
Sep-96        12,038                11,918
Oct-96        12,294                12,183
Nov-96        12,487                12,391
Dec-96        12,445                12,276
Jan-97        12,491                12,314
Feb-97        12,550                12,345
Mar-97        12,418                12,208
Apr-97        12,587                12,391
May-97        12,729                12,509
Jun-97        12,895                12,657
Jul-97        13,282                12,999
Aug-97        13,152                12,889
Sep-97        13,365                13,079
Oct-97        13,480                13,269
Nov-97        13,555                13,330
Dec-97        13,703                13,465
Jan-98        13,891                13,637
Feb-98        13,879                13,626
Mar-98        13,958                13,672
Apr-98        14,026                13,744
May-98        14,151                13,874
Jun-98        14,286                13,992
Jul-98        14,313                14,021
Aug-98        14,454                14,250
Sep-98        14,785                14,583
Oct-98        14,647                14,506
Nov-98        14,788                14,589
Dec-98        14,831                14,633
Jan-99        14,967                14,736
Feb-99        14,661                14,479
Mar-99        14,765                14,558
Apr-99        14,811                14,605
May-99        14,651                14,476
Jun-99        14,615                14,430
Jul-99        14,585                14,369
Aug-99        14,556                14,362
Sep-99        14,686                14,529
Oct-99        14,716                14,583
Nov-99        14,768                14,581
Dec-99        14,692                14,511
Jan-00        14,630                14,463
Feb-00        14,795                14,638
Mar-00        14,944                14,831
Apr-00        14,887                14,788
May-00        14,874                14,781
Jun-00        15,186                15,088
Jul-00        15,307                15,226
Aug-00        15,540                15,447
Sep-00        15,627                15,544
Oct-00        15,710                15,646
Nov-00        15,919                15,903
Dec-00        16,227                16,199
Jan-01        16,493                16,463
Feb-01        16,630                16,606
Mar-01        16,707                16,689
Apr-01        16,648                16,619
May-01        16,763                16,719
Jun-01        16,815                16,782
Jul-01        17,195                17,158
Aug-01        17,368                17,356
Sep-01        17,364                17,557
Oct-01        17,690                17,924
Nov-01        17,555                17,676
Dec-01        17,441                17,563
Jan-02        17,552                17,706
Feb-02        17,661                17,877
Mar-02        17,436                17,581
Apr-02        17,715                17,922
May-02        17,820                18,074
Jun-02        17,763                18,231
Jul-02        17,732                18,452
Aug-02        18,073                18,764
Sep-02        18,300                19,068
Oct-02        18,163                18,980
Nov-02        18,329                18,974
Dec-02        18,706                19,367
Jan-03        18,763                19,384
Feb-03        19,049                19,652
Mar-03        19,106                19,636
Apr-03        19,354                19,799
May-03        19,697                20,167
Jun-03        19,717                20,127
Jul-03        19,048                19,451
Aug-03        19,191                19,579
Sep-03        19,751                20,098
Oct-03        19,628                19,911
Nov-03        19,714                19,959
Dec-03        19,917                20,162
Jan-04        20,100                20,324
Feb-04        20,291                20,543
Mar-04        20,462                20,697
Apr-04        19,983                20,159
May-04        19,869                20,079
Jun-04        19,958                20,193
Jul-04        20,168                20,393
Aug-04        20,538                20,782
Sep-04        20,583                20,839
Oct-04        20,769                21,014
Nov-04        20,694                20,846
Dec-04        20,870                21,037

Value on 12/31/04:
------------------
$20,870 Active Bond Fund
$21,037 Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)
                                                                         % of
                                                                     Investments
                                                                     -----------
Federal National Mortgage Assoc.                                        22.0%
U.S. Treasury                                                           12.0%
Federal Home Loan Mortgage Corp.                                         8.7%
Government National Mortgage Assoc.                                      5.2%
CWMBS, Inc.                                                              3.4%
Bear Stearns                                                             2.5%
Federal Home Loan Bank                                                   1.2%
Bank America Funding Corp.                                               1.1%
Credit Suisse First Boston                                               0.9%
Deutsche Telekom International                                           0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                 Lehman Brothers
                                                   Active Bond   Aggregate Bond
                                                       Fund           Index
                                                   -----------   ---------------
1 Year                                                4.75%            4.34%
3 Years                                               6.17             6.20
5 Years                                               7.27             7.71
10 Years                                              7.63             7.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                48.92%
AAA                                                                       17.30%
AA                                                                         1.31%
A                                                                          6.51%
BBB                                                                       18.50%
BB                                                                         6.25%
B                                                                          1.26%
Below B                                                                    0.35%
Not rated                                                                 -0.39%

Weighted Average Yield   4.61%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Active Bond Fund
John Hancock Advisers, LLC                                       Greene/Matthews
Declaration Management & Research, LLC                          James Shallcross
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As an Active Bond Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,045.70
Expense paid per $1,000*                                               $    3.60

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,021.61
Expense paid per $1,000*                                               $    3.56

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Active Bond Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $101,608 of securities
   loaned (Note B)) ..............................................   $  958,946
Net unrealized appreciation of investments .......................       13,517
Short-term investments at value ..................................      180,377
                                                                     ----------
      Total investments ..........................................    1,152,840
Cash .............................................................          322
Receivable for:
   Investments sold ..............................................       39,427
   Interest ......................................................        9,216
   Unrealized appreciation in forward currency contracts .........          334
   Other receivables .............................................           57
                                                                     ----------
Total assets .....................................................    1,202,196
                                                                     ----------

LIABILITIES
Payables for:
   Investments purchased .........................................       94,191
   Fund shares purchased .........................................           80
   Net payable for swap contracts ................................        1,725
   Accrued operating expenses ....................................          367
   Collateral for securities on loan .............................      103,372
   Unrealized depreciation in forward currency contracts .........           74
   Other payables ................................................            3
                                                                     ----------
Total liabilities ................................................      199,812
                                                                     ----------
Net assets .......................................................   $1,002,384
                                                                     ==========
Shares outstanding, $0.01 Par Value (unlimited
   shares authorized) ............................................      104,070
                                                                     ----------
Net asset value per share ........................................   $     9.63
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $  991,201
   Accumulated net realized loss on investments, swaps, options
      and foreign currency transactions ..........................       (2,445)
Undistributed net investment income ..............................        1,515
Net unrealized appreciation (depreciation) of:
   Investments ...................................................       13,517
   Swap contracts ................................................       (1,725)
   Translation of assets and liabilities in foreign currencies ...          321
                                                                     ----------
Net assets .......................................................   $1,002,384
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Active Bond Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $42,969
   Dividends ........................................................       470
   Securities lending ...............................................        88
                                                                        -------
Total investment income .............................................    43,527
                                                                        =======

EXPENSES
   Investment advisory fee ..........................................     6,246
   Auditors fees ....................................................       136
   Custodian fees ...................................................       378
   Fidelity bond fees ...............................................         2
   Legal fees .......................................................       176
   Printing & mailing fees ..........................................       119
   Trustees' fees ...................................................        32
   Other fees .......................................................        32
                                                                        -------
Total expenses ......................................................     7,121
                                                                        -------
Net investment income ...............................................    36,406
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments and swaps .........................................    22,158
      Foreign currency transactions .................................    (3,216)
      Options .......................................................       684
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    (8,427)
      Written options ...............................................       (29)
      Swap contracts ................................................    (1,178)
      Translation of assets and liabilities in foreign
         currencies .................................................     1,058
                                                                        -------
Net realized and unrealized gain ....................................    11,050
                                                                        -------
Net increase in net assets resulting from operations ................   $47,456
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Active Bond Fund
(000's Omitted)

                                                                  Year Ended    Year Ended
                                                                 December 31,   December 31,
                                                                     2004           2003
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................    $   36,406     $   46,509
   Net realized gain .........................................        19,626         25,335
   Change in net unrealized depreciation .....................        (8,576)        (4,192)
                                                                  ----------     ----------
      Net increase in net assets resulting from operations ...        47,456         67,652
Distributions to shareholders from:
   Net investment income .....................................       (34,958)       (46,318)
   Realized gains ............................................       (13,106)       (25,718)
                                                                  ----------     ----------
      Decrease in net assets resulting from distributions ....       (48,064)       (72,036)
From fund share transactions:
   Proceeds from shares sold .................................        95,482        111,060
   Shares issued in reorganization ...........................        83,358
   Distributions reinvested ..................................        48,064         72,036
   Payment for shares redeemed ...............................      (196,163)      (193,915)
                                                                  ----------     ----------
      Increase (decrease) in net assets from fund
      share transactions .....................................       (52,617)        72,539
                                                                  ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS ........................       (53,225)        68,155

NET ASSETS
   Beginning of Period .......................................     1,055,609        987,454
                                                                  ----------     ----------
   End of Period (including undistributed net investment
      income of $1,515 and $0, respectively) .................    $1,002,384     $1,055,609
                                                                  ==========     ==========
Analysis of fund share transactions:
   Sold ......................................................         9,860         11,585
   Issued in reorganization ..................................                        8,433
   Reinvested ................................................         4,982          7,389
   Redeemed ..................................................       (20,273)       (19,743)
                                                                  ----------     ----------
Net increase (decrease) in fund shares outstanding ...........        (5,431)         7,664
                                                                  ==========     ==========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                        Active Bond Fund
                                                   --------------------------------------------------------------
                                                                      Year Ended December 31,
                                                   --------------------------------------------------------------
                                                      2004        2003(f)         2002       2001          2000
                                                   ----------   ----------      --------   --------      --------
Net Assets Value at Beginning of Period ........   $     9.64   $     9.70      $   9.55   $   9.44      $   9.12
Income from Investment Operations:
   Net Investment Income .......................         0.34         0.43          0.50       0.58          0.64
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ............................         0.11         0.18          0.18       0.11          0.28
                                                   ----------   ----------      --------   --------      --------
   Total From Investment Operations ............         0.45         0.61          0.68       0.69          0.92
Less Distributions:
   Distribution from Net Investment Income .....        (0.34)       (0.43)        (0.53)     (0.58)        (0.60)
   Distribution from Net Realized Gains on
      Investments ..............................        (0.12)       (0.24)
                                                   ----------   ----------      --------   --------      --------
   Total Distributions .........................        (0.46)       (0.67)        (0.53)     (0.58)        (0.60)
   Capital Contributions .......................
                                                   ----------   ----------      --------   --------      --------
Net Assets Value at End of Period ..............   $     9.63   $     9.64      $   9.70   $   9.55      $   9.44
                                                   ==========   ==========      ========   ========      ========
Total Investment Return(b) .....................         4.75%        6.48%         7.25%      7.48%        10.45%

Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ...................................         0.70%        0.70%         0.69%      0.67%         0.41%(d)
   Ratio of Net Investment Income to Average Net
      Assets ...................................         3.56%        4.42%         5.24%      5.97%(e)      6.98%
   Portfolio Turnover Rate .....................       444.29%      465.90%(c)    290.73%    206.80%(c)    224.24%
Net Assets End of Period (000s Omitted) ........   $1,002,384   $1,055,609      $987,454   $947,514      $842,299

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Excludes merger activity.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .44% for the year ended December 31, 2000.
(e) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.28% for the years ended December 31, 2001.
(f) The Fund entered into a new sub-advisory agreements with PIMCO and Declaration Management & Research, LLC during the period shown.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND **

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.1%
   Bombadier, Inc. - Notes 144A (a) #
      6.3% due 05/01/14 - BB ...............................    $  533   $   462
   Bombardier, Inc. - 144A (a)
      6.75% due 05/01/12 - BB ..............................       575       522
   Jet Equipment Trust - Notes * (c)
      10.91% due 08/15/14 - BBB ............................     2,100         0
                                                                         -------
                                                                             984
Air Freight & Couriers - 0.1%
   CNF, Inc. - Sr. Debs
      6.7% due 05/01/34 - BBB- .............................       555       591
Airlines - 0.2%
   American Airlines, Inc. - Ser. 2001-2 Cl. A2
      7.858% due 10/01/11 - A- .............................       820       847
   Continental Airlines - CTF Ser. 1999-1 Cl. A
      6.545% due 02/02/19 - A- .............................     1,071     1,064
   Northwest Airlines Corp. - Ser. 1996-1
      8.97% due 01/02/15 - CCC+ ............................       167       113
                                                                         -------
                                                                           2,024
Auto Components - 0.0%
   Motor Gaming Group, Inc. - Sr. Notes
      9.75% due 04/01/10 - B+ ..............................       315       346

Auto Loan - 1.4%
   Ford Motor Credit Co. - Bonds
      7.75% due 03/15/05 - BBB- ............................     1,330     1,343
   Ford Motor Credit Co. - Global Notes
      3.24% due 11/16/06 - BBB- ............................     1,885     1,883
   Ford Motor Credit Co. - Notes
      6.875% due 02/01/06 - BBB- ...........................     2,480     2,555
      7.375% due 10/28/09 - BBB- ...........................     1,691     1,824
   General Motors Acceptance Corp.
      2.53% due 04/13/06 - BBB- ............................     2,800     2,790
      6.875% due 08/28/12 - BBB- ...........................       590       602
      7.5% due 07/15/05 - BBB- .............................       500       510
   General Motors Acceptance Corp.
      1.995% due 05/18/06 - BBB- ...........................     1,900     1,891
   General Motors Acceptance Corp. - Bonds
      7.25% due 03/02/11 - BBB- ............................       430       450
   General Motors Acceptance Corp. - Sr. Notes
      5.625% due 05/15/09 - BBB- ...........................       365       365
                                                                         -------
                                                                          14,213
Automobiles - 0.6%
   Daimler Chrysler NA Holding Corp. - Sr. Notes
      6.5% due 11/15/13 - BBB ..............................       500       542
   DaimlerChrysler NA
      1.87% due 05/24/06 - BBB .............................     2,020     2,030
   General Motors Corp. - Sr. Debs. #
      8.375% due 07/15/33 - BBB- ...........................    $1,499   $ 1,553
   Hertz Corp. - Notes
      7.625% due 06/01/12 - BBB- ...........................       775       849
   Hertz Corp. - Sr. Notes
      4.7% due 10/02/06 - BBB- .............................       920       930
                                                                         -------
                                                                           5,904
Banks - 3.7%
   Banc America Mortgage Securities, Inc. -
      Ser. 2004-2 Cl. 5A1
      6.5% due 10/25/19 - AAA ..............................     1,866     1,885
   Banc America Mortgage Securities, Inc. -
      Ser. 2004-D Cl. 2A1
      3.649% due 05/25/34 - AAA ............................     1,766     1,735
   Banco Santander Chile - Sr. Notes 144A (a)
      2.8% due 12/09/09 - A ................................       930       931
   Bank of New York Institution Capital - Notes 144A (a)
      7.78% due 12/01/26 - A- ..............................     2,550     2,779
   Bank One Corp. - Notes
      6.5% due 02/01/06 - A+ ...............................       700       724
   Barclays Bank plc - Notes 144A (a)
      6.86% due 06/15/32 - NA ..............................     1,800     2,024
   Central American Bank - 144A (a)
      6.75% due 04/15/13 - BBB- ............................       650       718
   Colonial Bank Montgomery - Sub. Notes
      9.375% due 06/01/11 - BBB- ...........................     1,120     1,329
   Corporacion Andina De Fomento - Notes
      5.2% due 05/21/13 - A ................................       750       764
   Credit Suisse First Boston - CTF Cl. 2A1
      4.671% due 09/25/34 - AAA ............................     7,439     7,427
   Credit Suisse First Boston - Ser. 2003-C3
      Cl. F 144A (a)
      4.518% due 05/15/38 - BBB+ ...........................     1,190     1,135
   Credit Suisse First Boston - Sr. Notes
      4.625% due 01/15/08 - A+ .............................       451       462
   CS First Boston Mortgage Securities Corp. - Notes
      6.26% due 04/11/30 - AAA .............................       454       461
   Dresdner Bank AG - Sub. Notes
      7.25% due 09/15/15 - A- ..............................       600       701
   FleetBoston Financial Corp. - Sr. Notes
      4.875% due 12/01/06 - A+ .............................       715       734
   HSBC Bank USA
      5.875% due 11/01/34 - A+ .............................       535       542
   JP Morgan Chase & Co. - Global Notes
      5.125% due 09/15/14 - A ..............................       765       770
   JP Morgan Chase & Co. - Sub. Notes
      6.75% due 02/01/11 - A ...............................       940     1,056
   Key Bank NA
      5.8% due 07/01/14 - A- ...............................       680       720

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued
Banks - Continued
   NB Capital Trust IV
      8.25% due 04/15/27 - A-...............................    $  930   $ 1,035
   Popular North America, Inc.
      6.125% due 10/15/06 - BBB+............................       730       761
   Popular North America, Inc.
      4.7% due 06/30/09 - BBB+..............................       610       622
   Royal Bank of Scotland plc - Notes
      7.648% due 08/31/49 - A...............................     2,220     2,703
   Wachovia Bank Commercial Mortgage Trust -
      Ser. 2004 C10 Cl A3
      4.39% due 02/15/36 - AAA..............................     2,000     1,987
   Wachovia Bank Commercial Trust - Ser. 2003-C8 Cl.
      F 144A (a)
      5.031% due 11/15/35 - BBB+............................       600       605
   Wachovia Corp. - Sub Notes
      5.25% due 08/01/14 - A-...............................       910       933
   Westpac Capital Trust III - 144A (a)
      5.819% due 12/29/49 - NA..............................       760       797
   Zions Financial Corp. - Notes
      6.95% due 05/15/11 - BBB-.............................       656       683
                                                                         -------
                                                                          37,023
Beverages - 0.1%
   Anheuser Busch Cos., Inc. - Debs.
      6.5% due 02/01/43 - A+................................       550       627
   Commonwealth Brands, Inc. - 144A (a)
      10.625% due 09/01/08 - B-.............................       365       383
   PanAmerican Beverages, Inc. - Sr. Notes Ser. A
      7.25% due 07/01/09 - BBB..............................       430       478
                                                                         -------
                                                                           1,488
CMBS - 0.1%
   JP Morgan Chase & Co. Commercial Mortgage Securities -
      Ser. 2004 FL1 A1 144A (a)
      1.71% due 04/16/19 - AAA..............................       946       947
Commercial Services & Supplies - 0.8%
   Allied Waste North America - Notes
      10.0% due 08/01/09 - B+...............................       940       988
   Cendant Corp. - Notes
      6.25% due 01/15/08 - BBB..............................     1,260     1,345
      6.875% due 08/15/06 - BBB.............................     1,280     1,347
   Cendant Corp. - Sr. Notes
      6.25% due 03/15/10 - BBB..............................       500       541
      7.125% due 03/15/15 - BBB.............................       268       306
   D.R. Horton, Inc. - Notes
      5.625% due 09/15/14 - BB+.............................       475       473
   RPM International, Inc. - Sr. Notes
      6.25% due 12/15/13 - BBB..............................       905       941
   Sotheby's Holdings, Inc. - Notes
      6.875% due 02/01/09 - BB-.............................       420       423
   Teppco Partners - GTD. Sr. Notes
      7.625% due 02/15/12 - BBB.............................       615       710
   Trinity Indiana Leasing Co. - 144A (a)
      7.755% due 02/15/09 - NA .............................   $   820   $   873
                                                                         -------
                                                                           7,947
Communications Equipment - 0.1%
   Corning, Inc. - Notes
      6.3% due 03/01/09 - BB+...............................       460       483
      8.3% due 04/04/25 - BB+...............................       775       815
                                                                         -------
                                                                           1,298
Computers & Peripherals - 0.1%
   NCR Corp. - Sr. Notes
      7.125% due 06/15/09 - BBB-............................       515       569
Construction & Engineering - 0.1%
   K Hovnanian Enterprises, Inc. - Gtd Sr. Notes 144A (a)
      6.25% due 01/15/15 - NA...............................       700       691
   KB Home - Sr. Notes
      5.75% due 02/01/14 - BB+..............................       605       601
                                                                         -------
                                                                           1,292
Containers & Packaging - 0.2%
   BWAY Corp. - Sr. Sub. Notes
      10.0% due 10/15/10 - B-...............................       355       380
   Owens Brockway Glass Container - Sr. Notes
      8.75% due 11/15/12 - BB-..............................       380       430
   Stone Container Corp. - Sr. Notes
      8.375% due 07/01/12 - B...............................       790       859
      9.75% due 02/01/11 - B................................       625       685
                                                                         -------
                                                                           2,354
Credit Card - 0.9%
   Citibank Credit Card Issuance Trust - Notes
      4.45% due 04/07/10 - BBB..............................     2,400     2,428
   MBNA Asset Backed Note Trust - Notes 144A (a)
      6.65% due 08/15/11 - BBB..............................       600       651
   MBNA Asset Backed Note Trust - Notes Ser. 1998-E 144A (a)
      6.6% due 09/15/10 - BBB...............................     1,115     1,196
   Midland Funding Corp. II - Bonds Ser. A
      11.75% due 07/23/05 - BB-.............................     2,538     2,665
   Midland Funding Corp. II - Notes
      13.25% due 07/23/06 - BB-.............................       825       907
   Sears Credit Account Master Trust II -Ser. 2002-5 Cl. A
      2.14% due 11/17/09 - AAA..............................     1,200     1,201
                                                                         -------
                                                                           9,048
Diversified Financials - 2.8%
   AXA Financial, Inc. - Sr. Notes
      7.75% due 08/01/10 - A................................       543       633

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
   Bear Stearns & Co., Inc. - Notes
      5.7% due 11/15/14 - A.................................    $1,000   $ 1,056
   Capital One Financial Corp. - Notes
      7.25% due 05/01/06 - BBB-.............................       515       539
   CIT Group, Inc.
      1.48% due 05/18/07 - A................................       445       445
   CIT Group, Inc. - Sr. Notes
      5.0% due 02/13/14 - A.................................     1,030     1,028
   Citigroup, Inc. - Sub. Notes
      5.625% due 08/27/12 - A+..............................     1,000     1,065
      6.0% due 10/31/33 - A+................................     1,475     1,527
   Deutsche Mortgage & Asset Receiving Corp. - Notes
      6.861% due 03/15/08 - NA..............................     1,855     2,011
   ERAC USA Finance Co. - Notes 144A (a)
      7.95% due 12/15/09 - BBB+.............................     1,130     1,312
   General Electric Capital Corp.
      2.97% due 07/26/06 - AAA..............................       800       797
   Goldman Sachs Group, Inc. - Sr. Notes
      5.25% due 04/01/13 - A+...............................     1,175     1,205
   Hartford Financial Services Group, Inc. - Sr. Notes
      4.625% due 07/15/13 - A-..............................       425       412
   Hyatt Equities LC - Notes 144A (a)
      6.875% due 06/15/07 - BBB.............................     2,035     2,141
   Merrill Lynch & Co, Inc.
      5.0% due 01/15/15 - A+................................       905       902
   Morgan Stanley - Sub. Notes
      4.75% due 04/01/14 - A................................       770       750
   Morgan Stanley & Co., Inc. - Notes #
      4.25% due 05/15/10 - A+...............................     1,665     1,665
   Morgan Stanley Capital, Inc. - Ser. 2004 TP13 Cl. A2
      3.94% due 09/13/45 - NA...............................     1,375     1,357
   Morgan Stanley Dean Witter Capital - Ser. 2001 Cl. A1
      4.57% due 12/18/32 - NA...............................     1,263     1,274
   Newcourt Credit Group, Inc. - Notes Sr. B
      6.875% due 02/16/05 - A...............................     1,455     1,462
   Pemex Project Funding Trust - Notes
      9.125% due 10/13/10 - BBB-............................     2,510     3,006
   Qwest Captial Funding, Inc. - Notes
      7.75% due 08/15/06 - B................................       955     1,005
   TFM SA de CV - Sr. Disc. Debs.
      11.75% due 06/15/09 - B...............................       555       564
   URC Holdings Corp. - Sr. Notes 144A (a)
      7.875% due 06/30/06 - AA-.............................     1,600     1,702
                                                                         -------
                                                                          27,858
Diversified Telecommunication Services - 2.6%
   AT&T Broadband Corp. - Notes
      8.375% due 03/15/13 - BBB.............................     1,199     1,479
   AT&T Corp. - Sr. Notes
      7.8% due 11/15/11 - BB+...............................    $1,060   $ 1,220
   Bellsouth Corp. - Notes
      5.2% due 09/15/14 - A.................................       260       265
   Deutsche Telekom International - Notes
      8.5% due 06/15/10 - BBB+..............................     1,120     1,334
   France Telecom
      8.25% due 03/14/08 - BBB+.............................     1,700     2,577
   France Telecom SA - Notes
      8.7% due 03/01/06 - BBB+..............................       450       472
      9.25% due 03/01/11 - BBB+.............................     2,540     3,030
      10.0% due 03/01/31 - BBB+.............................       319       432
   Innova S DE R.L.
      9.375% due 09/19/13 - B+..............................       485       552
   Innova S DE R.L. - Notes #
      12.875% due 04/01/07 - B+.............................       285       285
   Qwest Corp. - Notes 144A (a)
      8.875% due 03/15/12 - BB-.............................       625       722
   SBC Communications, Inc. - Notes
      5.1% due 09/15/14 - A.................................       570       575
      6.15% due 09/15/34 - A................................       255       263
   SBC Communications, Inc. Global Notes
      6.45% due 06/15/34 - A................................       780       836
   Sprint Capital Corp.
      6.875% due 11/15/28 - BBB-............................       530       580
   Sprint Capital Corp. - Notes
      7.125% due 01/30/06 - BBB-............................     2,380     2,475
      8.75% due 03/15/32 - BBB-.............................       346       461
   Sprint Capital Corp. - Notes
      6.125% due 11/15/08 - BBB-............................       854       916
   Tele-Communications, Inc.
      9.8% due 02/01/12 - BBB...............................       465       599
   Telecom De Puerto Rico, Inc. - Sr. Notes
      6.65% due 05/15/06 - BBB+.............................     1,445     1,499
   Telefonosde Mexico - Sr. Notes
      8.25% due 01/26/06 - BBB-.............................     3,184     3,343
   Verizon Pennsylvania, Inc. - Debs. Ser. A
      5.65% due 11/15/11 - A+...............................     1,800     1,895
                                                                         -------
                                                                          25,810
Electric Utilities - 1.2%
   American Electric Power ,Inc. - Sr. Notes Ser. D
      5.25% due 06/01/15 - BBB..............................       550       555
   DTE Energy Co. - Notes
      6.45% due 06/01/06 - BBB-.............................       875       911
   Empresa Electrica Guacolda SA - Notes 144A (a)
      8.625% due 04/30/13 - BBB-............................       574       655
   Empresa Nacional De Electricid - Notes
      8.35% due 08/01/13 - BBB-.............................     1,015     1,176
   Enersis SA - Notes
      7.375% due 01/15/14 - BB+.............................       645       705

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                Par      Market
                      Name of Issuer                           Value      Value
                      --------------                         --------   --------
                                                              (000's)    (000's)

PUBLICLY-TRADED BONDS - Continued

Electric Utilities - Continued
   FirstEnergy Corp. - Notes Ser. B
      6.45% due 11/15/11 - BB+ ...........................   $    490    $   532
   FirstEnergy Corp. - Notes Ser. C
      7.375% due 11/15/31 - BB+ ..........................        292        333
   Pepco Holdings, Inc. - Notes
      3.75% due 02/15/06 - BBB ...........................      1,030      1,035
   Progress Energy, Inc. - Sr. Notes
      6.75% due 03/01/06 - BBB- ..........................      1,637      1,699
   Progress Energy, Inc. - Sr. Notes
      7.0% due 10/30/31 - BBB- ...........................        325        360
   Public Service Co. New Mexico - Sr. Unsec. Notes
      4.4% due 09/15/08 - BBB ............................        680        686
   TXU Australia Holdings, Ltd. - GTD
      Sr. Notes 144A (a)
      6.15% due 11/15/13 - A- ............................        814        879
   TXU Australia Holdings, Ltd. - Sr. Notes
      6.75% due 12/01/06 - A- ............................        455        480
   TXU Energy Co. LLC - Sr. Notes
      7.0% due 03/15/13 - BBB ............................        887        991
   TXU Energy Co. LLC - Sr. Notes 144A (a)
      2.38% due 01/17/06 - BBB ...........................        330        331
   Wisconsin Power & Light Co. - Debs.
      6.25% due 07/31/34 - BBB+ ..........................        725        774
                                                                         -------
                                                                          12,102
Electric/Gas - 1.6%
   AES Eastern Energy - Notes
      9.0% due 01/02/17 - BB+ ............................        874        997
   EL Paso Electric Co. - Bonds Ser. E
      9.4% due 05/01/11 - BBB ............................      1,225      1,352
   Ipalco Enterprises, Inc. - Notes
      8.625% due 11/14/11 - BB- ..........................        705        790
   Kansas City Power & Light Co. -
      Sr. Notes Ser. A
      6.0% due 03/15/07 - BBB ............................        585        611
   Monterrey Power SA de CV - Sr. Sec.
      Bonds 144A (a)
      9.625% due 11/15/09 - BBB- .........................        677        799
   Noram Energy Corp. - Debs
      6.5% due 02/01/08 - BBB ............................      2,275      2,439
   Pacific Gas & Electric Co.
      6.05% due 03/01/34 - BBB ...........................        750        779
   Pacific Gas & Electric Co. - Bonds
      1.81% due 04/03/06 - BBB ...........................      1,375      1,376
   PNPP II Funding Corp. - Bonds
      9.12% due 05/30/16 - BB+ ...........................        924      1,085
   PSEG Energy LLC - Sr. Notes
      7.75% due 04/16/07 - BB- ...........................        705        745
   PSEG Power LLC - Sr. Notes
      6.875% due 04/15/06 - BBB ..........................        857        893
   Sempra Energy - Notes
      4.75% due 05/15/09 - BBB+ ..........................        445        454
   Southern California Edison Co. - Ser. 2004B
      6.0% due 01/15/34 - BBB ............................   $    477    $   507
   TXU Corp. - Sr. Notes Ser. R 144A (a)
      6.55% due 11/15/34 - BBB- ..........................        700        693
   Waterford 3 Funding - Entergy - Bonds
      8.09% due 01/02/17 - BBB- ..........................      2,454      2,715
                                                                         -------
                                                                          16,235

Electrical Equipment - 0.1%
   HQI Transelec Chile SA - Notes
      7.875% due 04/15/11 - A- ...........................        985      1,139
Electronic Equipment & Instruments - 0.1%
   Ametek, Inc. - Sr. Notes
      7.2% due 07/15/08 - BBB ............................        910        982

Energy Equipment & Services - 0.2%
   Salton Sea Funding Corp. - Sr. Notes
      Ser. E
      8.3% due 05/30/11 - BB .............................        469        520
   Salton Sea Funding Corp. - Sr. Sec.
      Bonds. Ser. C
      7.84% due 05/30/10 - BB ............................      1,428      1,518
                                                                         -------
                                                                           2,038
Finance - 5.8%
   ACE INA Holding, Inc. - GTD. Sr. Notes
      5.875% due 06/15/14 - BBB+ .........................        870        891
   AIG SunAmerica Institutional Funding
      1.2% due 01/26/05 - AAA ............................    346,000      3,370
   Arch Capital Group, Ltd. - Sr. Notes
      7.35% due 05/01/34 - BBB- ..........................      1,215      1,295
   Bank America Funding Corp. - Ser.
      2004- A Cl. 1A3
      5.08% due 09/20/34 - AAA ...........................     10,876     10,834
   Beaver Valley Funding Corp.
      9.0% due 06/01/17 - BB- ............................      1,630      1,930
   BVPS II Funding Corp. - Bonds
      8.89% due 06/01/17 - BB+ ...........................        969      1,143
   CNOOC Finance 2003, Ltd. - GTD Notes
      144A (a)
      5.5% due 05/21/33 - BBB+ ...........................        555        513
   Colonial Realty, Ltd. Partnership - Sr. Notes
      6.25% due 06/15/14 - BBB- ..........................        565        594
   Deutsche Telekom International Finance
      6.375% due 07/11/06 - BBB+ .........................      3,200      4,561
      8.75% due 06/15/30 - BBB+ ..........................      2,005      2,647
   Doral Financial Corp. - Sr. Notes
      2.909% due 07/20/07 - BBB- .........................      1,580      1,584
   Duke Capital LLC. - Sr. Notes
      8.0% due 10/01/19 - BBB- ...........................        965      1,178
   Duke Capital LLC. - Sr. Notes
      6.75% due 02/15/32 - BBB- ..........................        600        653

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par     Market
                     Name of Issuer                             Value     Value
                     --------------                            -------   -------
                                                               (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued

Finance - Continued
   ERAC USA Finance Co. - Gtd. Notes 144A (a)
      6.7% due 06/01/34 - BBB+ .............................    $  300   $   326
   ESI Tractebel Acquisition Corp. - Ser. B
      7.99% due 12/30/11 - BB ..............................       125       132
   Financing Corp. - Notes
      9.4% due 02/08/18 - NA ...............................       420       602
      10.35% due 08/03/18 - NA .............................     3,025     4,639
   Fund American Cos, Inc. - GTD Sr. Notes
      5.875% due 05/15/13 - BBB- ...........................       723       736
   GCIC Funding Corp. - Bonds 144A (a)
      5.129% due 01/15/14 - BBB ............................     1,065     1,066
   General Electric Capital Corp. - Notes
      6.75% due 03/15/32 - AAA .............................       740       866
   Glencore Funding LLC - Notes 144A (a)
      6.0% due 04/15/14 - BBB- .............................     1,350     1,306
   Household Financial Corp. - Global Notes
      4.625% due 01/15/08 - A ..............................       700       717
   Household Financial Corp. - Notes
      6.375% due 10/15/11 - A ..............................       550       607
   HSBC Finance Corp. - Notes
      6.75% due 05/15/11 - A ...............................     1,270     1,425
   International Lease Finance Corp.
      1.0% due 01/15/10 - AA- ..............................       665       665
   International Lease Finance Corp. - Notes
      5.875% due 05/01/13 - AA- ............................       800       849
   MDP Acquisitions plc - Sr. Notes
      9.625% due 10/01/12 - B ..............................       360       401
   Meditrust Medium - Notes
      7.3% due 01/16/06 - BB- ..............................       520       536
   Mizuho Financial Group Cayman, Ltd. -
      Sub. Notes 144A (a)
      5.79% due 04/15/14 - BBB+ ............................       532       559
   NiSource Finance Corp. - Gtd. Notes
      3.2% due 11/01/06 - BBB ..............................       875       867
   NiSource Finance Corp. - Sr. Notes #
      6.15% due 03/01/13 - BBB .............................       596       646
   Odyssey Re Holdings Corp. - Sr. Notes
      7.65% due 11/01/13 - BBB- ............................     2,000     2,206
   Prologis Trust - Sr. Notes
      7.05% due 07/15/06 - BBB+ ............................       490       515
   Rabobank Capital Fund II - Notes Ser. 144A (a)
      5.26% due 12/31/49 - AA ..............................       325       331
   Saint George Funding Co. LLC - 144A (a)
      8.485% due 12/31/49 - NA .............................     1,205     1,377
   Tate & Lyle International Finance plc - Notes 144A (a)
      5.0% due 11/15/14 - BBB ..............................       425       421
   Tobacco Settlement Financing Corp.
      6.0% due 06/01/37 - BBB ..............................    $1,000   $   913
      5.875% due 05/15/39 - BBB ............................       315       284
   Tobacco Settlement Revenue Management - Ser. B
      6.375% due 05/15/30 - BBB ............................     1,480     1,423
   Trinet Corporate Realty Trust, Inc. - Notes
      7.7% due 07/15/17 - BB+ ..............................       420       483
   UFJ Finance Aruba - GTD Notes
      6.75% due 07/15/13 - BBB .............................     1,000     1,114
   WPP Finance UK - Notes 144A (a) #
      5.875% due 06/15/14 - BBB+ ...........................       740       770
                                                                         -------
                                                                          57,975

Food & Drug Retailing - 0.1%
   Delhaize America, Inc. - Notes
      8.125% due 04/15/11 - BB+ ............................       385       450
   The Kroger Co. - Sr. Notes
      8.15% due 07/15/06 - BBB .............................       570       609
                                                                         -------
                                                                           1,059

Food Products - 0.6%
   Corn Products International, Inc. - Sr. Notes
      8.45% due 08/15/09 - BBB- ............................     3,205     3,718
   Kraft Foods, Inc. - Global Notes
      5.625% due 11/01/11 - BBB+ ...........................       985     1,043
   Smithfield Foods, Inc. - Sr. Notes
      7.0% due 08/01/11 - BB ...............................       465       495
   Tyson Foods, Inc. - Notes
      7.25% due 10/01/06 - BBB .............................       415       440
                                                                         -------
                                                                           5,696
Foreign Government - 1.3%
   Federal Republic of Brazil
      2.063% due 04/15/12 - BB- ............................       265       252
   Republic of Brazil
      2.063% due 04/15/09 - BB- ............................       132       131
      8.0% due 04/15/14 - BB- ..............................     2,507     2,565
   Republic of Brazil - Ser. L
      2.125% due 04/15/06 - BB- ............................       752       753
   Republic of Chile - Notes
      1.5% due 01/28/08 - A ................................     1,200     1,208
   Republic of Columbia - Notes
      9.75% due 04/09/11 - BB+ .............................       548       627
   Republic of Panama
      9.625% due 02/08/11 - BB .............................       500       591
   Republic of Panama - Bonds
      9.375% due 01/16/23 - BB .............................     1,250     1,442

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
               Name of Issuer                                   Value     Value
               --------------                                  -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Foreign Government - Continued
   Republic of Peru - Bonds
      9.125% due 02/21/12 - BB .............................    $  490   $   571
   Republic of Peru - Bonds #
      9.125% due 01/15/08 - BB .............................     1,250     1,425
   Russian Federation
      8.75% due 07/24/05 - BB+ .............................     1,800     1,850
   United Mexican States
      8.375% due 01/14/11 - BBB- ...........................       500       587
   United Mexican States - Notes Ser. A
      8.3% due 08/15/31 - BBB- .............................       500       586
                                                                         -------
                                                                          12,588

Gas Utilities - 0.5%
   Kinder Morgan Energy Partners - Sr. Notes
      7.3% due 08/15/33 - BBB+ .............................       615       712
   Michigan Consolidated Gas Co. - Sr. Notes
      5.7% due 03/15/33 - BBB ..............................       750       750
   Southern California Edison Co. - Ser. 2003-B
      8.0% due 02/15/07  -  BBB ............................     2,300     2,508
   Texas New Mexico Power Co. - Sr. Notes
      6.125% due 06/01/08 - BB+ ............................       870       895
                                                                         -------
                                                                           4,865

Health Care Providers & Services - 0.3%
   Anthem, Inc. - Notes
      3.5% due 09/01/07 - BBB+ .............................       720       716
   Columbia/HCA Healthcare Corp. - Notes
      9.0% due 12/15/14 - BB+ ..............................       755       893
   Global Health Sciences, Inc. - Sr. Notes * (c)
      11.0% due 05/01/08 - NA ..............................        75         2
   HCA-The Healthcare Corp. - Notes
      8.75% due 09/01/10 - BB+ .............................     1,000     1,145
                                                                         -------
                                                                           2,756

Home Equity Loan - 0.5%
   Centex Home Equity Loan Trust - Ser. 2004A CTF Cl. AF 4
      4.51% due 09/27/32 - AAA .............................     1,255     1,251
   Contimortgage Home Equity Loan - CTF Cl. A5
      8.1% due 08/15/25 - AAA ..............................        78        83
   Countrywide Home Loan Corp.
      5.5% due 08/01/06 - A ................................       700       722
   Residential Asset Mortgage Products, Inc.
      - Ser. 2003-RS10 Cl. AI5
      4.91% due 01/25/31 - AAA .............................     1,260     1,274
   Residential Asset Mortgage Products, Inc.
      -  Ser. 2004-RS7 CTF Cl. A I2
      4.0% due 09/25/25 - AAA ..............................     1,410     1,414
                                                                         -------
                                                                           4,744

Hotels Restaurants & Leisure - 0.8%
   Harrah's Operating Co., Inc. - Notes
      7.875% due 12/15/05 - BB+ ............................    $2,300   $ 2,395
   Harrah's Operating, Inc. - Sr. Notes
      7.125% due 06/01/07 - BBB- ...........................       900       964
   Mandalay Resort Group - Sr. Notes
      6.375% due 12/15/11 - BB+ ............................       640       670
   Meditrust  -  Notes
      7.0% due 08/15/07 - BB- ..............................       375       393
   MGM Mirage, Inc. - Ser. B
      6.0% due 10/01/09 - BB+ ..............................       832       857
   Mohegan Tribal Gaming Authority - Sr. Sub Notes
      8.0% due 04/01/12 - B+ ...............................       400       437
   Starwood Hotels & Resorts - Sr. Notes
      7.375% due 05/01/07 - BB+ ............................       590       630
   Starwood Hotels & Resorts Worldwide, Inc. - Sr. Notes
      7.875% due 05/01/12 - BB+ ............................     1,000     1,140
   Waterford Gaming LLC - Sr. Notes 144A (a)
      8.625% due 09/15/12 - B+ .............................       250       269
   Wynn Las Vegas LLC - Bonds 144A (a)
      6.625% due 12/01/14 - B+ .............................       770       762
                                                                         -------
                                                                           8,517

Industrial Conglomerates - 0.5%
   British Brunswick Holdings, Inc. - Sr. Notes
      13.0% due 05/01/08 - NA ..............................       120         7
   General Electric Co. - Notes
      5.0% due 02/01/13 - AAA ..............................     2,472     2,536
   Pacific & Atlantic Holdings, Inc. (c)
      1.0% due 05/31/09 - NA ...............................         2         0
   Pacific & Atlantic Holdings, Inc. -
      Sr. Notes 144A (a) * (c)
      10.5% due 12/31/07 - NA ..............................        31         9
   Tyco International Group SA - Notes
      5.8% due 08/01/06 - BBB ..............................       520       538
      6.0% due 11/15/13 - BBB ..............................     1,350     1,471
                                                                         -------
                                                                           4,561

Insurance - 1.1%
   Allstate Corp. - Sr. Notes
      5.35% due 06/01/33 - A+ ..............................       555       526
   AON Capital #
      8.205% due 01/01/27 - BBB- ...........................       385       406
   Assurant, Inc. - Sr. Notes
      6.75% due 02/15/34 - BBB+ ............................       475       514
   Cincinnati Financial Corp. - Sr. Notes 144A (a)
      6.125% due 11/01/34 - A ..............................       455       460
   CNA Financial Corp. - Notes
      5.85% due 12/15/14 - BBB- ............................       560       559

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
               Name of Issuer                                   Value     Value
               --------------                                  -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Insurance - Continued
   Endurance Specialty Holdings, Ltd. - Sr. Notes
      7.0% due 07/15/34 - BBB ..............................   $   540   $   556
   Marsh & McLennan Cos., Inc. - Sr. Notes #
      5.375% due 03/15/07 - BBB+ ...........................       845       862
      5.375% due 07/15/14 - BBB  ...........................       325       318
   Mass. Mutual Life Insurance Co. - Notes 144A (a)
      7.625% due 11/15/23 - AA .............................     2,235     2,758
   New York Life Insurance Co. - Notes 144A (a)
      5.875% due 05/15/33 - AA- ............................       755       781
   Ohio Casualty Corp. - Notes
      7.3% due 06/15/14 - BB ...............................       520       552
   Oil Casualty Insurance, Ltd. - Debs. 144A (a)
      8.0% due 09/15/34 - BBB ..............................       840       847
   W.R. Berkley Corp. - Sr. Notes
      6.15% due 08/15/19 - BBB+ ............................       713       717
   Wellpoint Health Networks, Inc. - Notes
      6.375% due 01/15/12 - BBB+ ...........................       685       754
   Wellpoint, Inc. - Notes 144A (a)
      5.0% due 12/15/14 - BBB+ .............................       425       424
   XL Capital, Ltd. - Sr. Notes
      5.25% due 09/15/14 - A ...............................       310       311
                                                                         -------
                                                                          11,345

Machinery - 0.1%
   Case Corp. - Notes
      7.25% due 08/01/05 - BB- .............................       365       374
   Caterpillar, Inc. - Sr. Debs.
      7.25% due 09/15/09 - A ...............................       700       792
                                                                         -------
                                                                           1,166
Media - 1.7%
   British Sky Broadcasting Group - GTD Notes
      7.3% due 10/15/06 - BBB- .............................       725       770
   Continental Cablevision, Inc. - Sr. Notes
      9.5% due 08/01/13 - BBB ..............................     1,372     1,485
   Cox Communications, Inc. - Notes #
      4.625% due 06/01/13 - BBB- ...........................       310       297
   Cox Communications, Inc. - Notes 144A (a)
      3.04% due 12/14/07 - BBB- ............................       450       451
   Cox Enterprises, Inc. - Notes 144A (a)
      7.875% due 09/15/10 - BB+ ............................       765       861
   Grupo Televisa SA De CV - Notes #
      8.0% due 09/13/11 - BBB- .............................     2,080     2,408
   Interpublic Group Cos., Inc. - Notes #
      6.25% due 11/15/14 - BB+ .............................       700       708
   Lenfest Communications, Inc. - Notes
      8.375% due 11/01/05 - BBB ............................     1,239     1,291
   Liberty Media Corp. - Sr. Debs #
      8.25% due 02/01/30 - BBB- ............................    $  650   $   739
   News America Holdings, Inc.
      8.25% due 08/10/18 - BBB- ............................     1,050     1,302
   Rogers Cablesystems - Sr. Notes Ser. B
      10.0% due 03/15/05 - BB+ .............................     1,205     1,223
   Shaw Communications, Inc. - Sr. Notes
      8.25% due 04/11/10 - BB+ .............................       695       791
   Time Warner, Inc.
       6.15% due 05/01/07 - BBB+ ...........................       700       741
   Time Warner, Inc. - Debs.
      7.7% due 05/01/32 - BBB+ .............................       800       978
   Time Warner, Inc. - Sr. Notes #
      9.125% due 01/15/13 - BBB+ ...........................     2,071     2,662
   XM Satellite Radio, Inc. - Sr. Sec. Notes
      12.0% due 06/15/10 - CCC+ ............................       394       466
                                                                         -------
                                                                          17,173

Metals & Mining - 0.3%
   Codelco, Inc. - Notes 144A (a)
      5.5% due 10/15/13 - A ................................       490       510
   Freeport McMoran Copper & Gold - Sr. Notes
      10.125% due 02/01/10 - B .............................       460       527
   Golden Northwest Aluminum *
      12.0% due 12/15/06 - NA ..............................        25         2
   Kennametal, Inc. - Sr. Notes
       7.2% due 06/15/12 - BBB .............................       770       850
   Metallurgy Holdings, Inc. - Notes
       1.0% due 07/15/08 - NA ..............................        50        22
   Vedanta Resources plc - Bonds 144A (a)
      6.625% due 02/22/10 - BB .............................       775       778
                                                                         -------
                                                                           2,689
Multi-Utilities - 0.2%
   Centerpoint Energy Houston - Bonds Ser. K #
      6.95% due 03/15/33 - BBB .............................       545       639
   Transalta Corp.
      5.75% due 12/15/13 - BBB- ............................       900       927
                                                                         -------
                                                                           1,566
Multiline Retail - 0.2%
   J.C. Penney, Inc.
      7.65% due 08/15/16 - BB+ .............................     1,275     1,454
   May Department Stores Co. - Sr. Notes
      6.7% due 07/15/34 - BBB ..............................       432       454
                                                                         -------
                                                                           1,908
 Municipal - 1.4%
   De Kalb County Georgia Water & Sewage - Ser. A
      5.0% due 10/01/35 - AA ...............................     2,200     2,260

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued

Municipal - Continued
   Golden State Securitization
      6.75% due 06/01/39 - BBB .............................    $2,675   $ 2,683
   Harris County Texas
      5.0% due 08/15/33 - AAA ..............................       600       614
   Massachusetts Saint - Ser. C
      5.5% due 11/01/10 - AAA ..............................     3,800     4,295
   University of Texas Permanent University
      Fund - Ser. B
      4.75% due 07/01/30 - AAA .............................     4,000     4,000
                                                                         -------
                                                                          13,852
Oil & Gas - 1.1%
   Amerada Hess Corp. - Notes
      7.3% due 08/15/31 - BBB- .............................       613       684
   Chesapeake Energy Corp. - Sr. Notes
      7.0% due 08/15/14  - BB- .............................       365       389
   Devon Energy Corp. - Sr. Debs.
      7.95% due 04/15/32 - BBB .............................       750       958
   Enterprise Products Operating LP - Sr. Notes
      6.875% due 03/01/33 - BB+ ............................     1,415     1,505
   Enterprise Products Operating LP - Sr. Notes 144A (a)
      6.65% due 10/15/34 - BB+ .............................       460       476
   Halliburton Co. - Sr. Notes 144A (a)
      2.86% due 01/26/07 - BBB .............................       480       480
   Humpuss Funding Corp. - 144A (a)
      7.72% due 12/15/09 - NA ..............................     1,166     1,096
   LG Caltex Oil Corp. - Notes 144A (a)
      5.5% due 08/25/14 - BBB ..............................       471       484
   Magellan Midstream Partners LP - Sr. Notes
      6.45% due 06/01/14 - BBB .............................       790       841
   Northern Border Pipeline Co. - Sr. Notes
      6.25% due 05/01/07 - A- ..............................       610       644
   Occidental Petroleum Corp.
      10.125% due 09/15/09 - BBB+ ..........................       538       664
   Ocean RigNorway AS - Sr. Sec. Notes
      10.25% due 06/01/08 - CCC ............................       255       263
   PanEnergy Corp. - Notes
      7.0% due 10/15/06 - BBB- .............................       375       395
   Pemex Project Funding Master Trust - Notes
      6.125% due 08/15/08 - BBB- ...........................       700       742
   Roseton Danskamme - Ser. B
      7.67% due 11/08/16 - .................................       580       555
   Valero Energy Corp. - Notes
      8.375% due 06/15/05 - BBB ............................       700       714
   XTO Energy, Inc. - Sr. Notes 144A (a)
      5.0% due 01/31/15 - BBB- .............................       435       432
                                                                         -------
                                                                          11,322
Other Asset Backed - 3.6%
   Ameriquest Mortgage Securities, Inc. - Ser. 2003-IA1
      4.965% due 11/25/33 - AAA ............................    $1,125   $ 1,142
   Argent Securities, Inc. - Ser. 2004 W1 M3
      1.0% due 02/25/34 - A- ...............................     1,600     1,615
   Bass Trust - Ser. 2004 CB4 Cl. A3
      4.632% due 07/25/08 - AAA ............................       815       826
   Bear Stearns Asset Backed Securities - Ser. 2003
      AC4 Cl. A
      5.0% due 09/25/33 - AAA ..............................     1,260     1,263
   Bear Stearns Asset Backed Securities -
      Ser. 2004-AC5 Cl. A1
      5.25% due 10/25/34 - AAA .............................     1,040     1,051
   Bear Stearns Asset Backed Securities -
      Ser. 2004-HE9 Cl. 1A1
      1.0% due 03/25/23 - AAA ..............................       807       807
   CWABS, Inc. - CTF Cl. A 1 FLTG
      2.15% due 01/25/35 - AAA .............................       678       678
   CWABS, Inc. - Ser. 2004-10 Cl. AF3
      3.842% due 02/01/05 - AAA ............................     1,465     1,448
   CWABS, Inc. Ser. 2003-5 Cl. AF 2
      3.042% due 04/25/25 - AAA ............................     1,300     1,298
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3
      3.531% due 12/25/33 - AAA ............................       900       899
   Equity One ABS, Inc. - Ser. 2004-1 Cl. M2
      5.115% due 04/25/34 - A ..............................       750       738
   Equity One ABS, Inc. - Ser. 2004-1 Cl. M3
      5.26% due 04/25/34 - A- ..............................       750       738
   Equity One ABS, Inc. - Ser. 2004-2 Cl. AV2
      1.55% due 07/25/34 - AAA .............................       928       926
   Homestar Mortgage Acceptance Corp. - Ser. 2004-4 Cl. A1
      1.79% due 01/25/22 - AAA .............................     1,643     1,642
   Indymac ABS, Inc. - Ser 2004 A Cl. A2
      2.341% due 07/25/34 - AAA ............................     1,723     1,723
   J.P. Morgan Mortgage Trust - Ser. 2004 A2 Cl. 2 A2
      4.07% due 05/25/34 - AAA .............................     1,616     1,590
   Long Beach Mortgage Loan Trust - Ser. 2004-1 Cl. M3
      1.0% due 03/25/35 - AA- ..............................     1,200     1,200
   Morgan Stanley ABS Capital - Ser. 2004 HE9 Cl. A 3A
      2.358% due 10/25/34 - AAA ............................     1,872     1,872
   NAAC Reperforming Loan Remic Trust - Ser. 2004-R1
      Cl. A2 144A (a)
      7.5% due 03/25/34 - AAA ..............................     7,548     8,093

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                      Name of Issuer                            Value     Value
                      --------------                           -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Other Asset Backed - Continued
   Option One Loan Trust - Ser. 2004-1 CTF Cl. M 1
      1.7% due 01/25/34 - AA+ ..............................   $   800   $   801
   Renaissance Home Equity Loan Trust - Ser. 2004 4 AF 2 (c)
      3.856% due 01/25/35 - NA .............................     1,795     1,795
   Residential Asset Funding and Mortgage
      Securities - Ser. 2004 Cl. AII B2
      1.32% due 09/25/33 - AAA .............................     1,685     1,685
   Residential Asset Funding and Mortgage
      Securities Corp. - Ser. 2001 KS3 Cl. A II
      1.33% due 09/25/31 - AAA .............................       598       598
   Residential Asset Securities Corp. - Ser.
      2004 KS6 Cl. AII B1
      1.22% due 04/25/13 - AAA .............................     1,496     1,496
   Structured Asset Investment Loan Trust -
      Ser. 2004-2 Cl. 3 A1
      1.95% due 03/25/34 - NA ..............................       630       630
                                                                         -------
                                                                          36,554
Other Mortgage - 0.4%
   Capital One Secured Note Trust - Notes
      2000-3 Cl. C 144A (a)
      7.9% due 10/15/10 - BBB ..............................       640       702
   Commercial Mortgage Acceptance Corp. - Ser. 1991-C1 A1
      6.79% due 06/15/31 - NA ..............................       884       924
   LB UBS Commercial Mortgage Trust - CTF A4
      4.166% due 04/17/13 - AAA ............................     1,630     1,575
   LB UBS Commercial Mortgage Trust -
      Ser. 2003-C5 Cl. K 144A (a)
      5.25% due 04/15/37 - BBB- ............................     1,000       971
                                                                         -------
                                                                           4,172
Paper & Forest Products - 0.3%
   Donohue Forest Products, Inc. - Sr. Notes
      7.625% due 05/15/07 - BB- ............................       885       910
   Longview Fibre Co. - Notes
      10.0% due 01/15/09 - B+ ..............................       250       273
   Weyerhaeuser Co.
      7.125% due 07/15/23 - BBB ............................     1,430     1,620
                                                                         -------
                                                                           2,803
Pharmaceuticals - 0.1%
   Medco Health Solutions, Inc. - Sr. Notes
      7.25% due 08/15/13 - BBB .............................       730       815
Real Estate Development - 0.0% Rouse Co. - Notes
      5.375% due 11/26/13 - BB+ ............................       465       446
Real Estate Investment Trust - 1.1%
   American Health Properties, Inc. - Notes
      7.5% due 01/15/07 - BBB+ .............................   $ 1,405   $ 1,497
   Amresco Residential Securities - Notes
      6.51% due 08/25/27 - AAA .............................     1,755     1,798
   Boston Properties, Ltd. Partnership - Sr. Notes
      6.25% due 01/15/13 - BBB .............................       800       868
   Duke Realty Limited Partnership - Notes
      2.781% due 12/22/06 - BBB+ ...........................     1,515     1,514
   Health Care Reit, Inc. - Notes
      6.0% due 11/15/13 - BBB- .............................       770       797
   Healthcare Realty Trust IN - Sr. Notes
      8.125% due 05/01/11 - BBB- ...........................       700       815
   iStar Financial, Inc. - Sr. Notes
      7.0% due 03/15/08 - BBB- .............................       410       443
   Socgen Real Estate Co. LLC - Ser. A 144A (a)
      7.64% due 12/29/49 - A ...............................     1,910     2,095
   Spieker Properties, L.P. - Notes
      7.125% due 12/01/06 - BBB+ ...........................     1,490     1,594
                                                                         -------
                                                                          11,421
Road & Rail - 0.1%
   CSX Corp. - Notes
      1.0% due 08/03/06 - BBB ..............................       865       865
Specialty Retail - 0.2%
   Gap, Inc. - Notes
      10.55% due 12/15/08 - BB+ ............................       550       670
   Hughes Supply, Inc. - Sr. Notes 144A (a)
      5.5% due 10/15/14 - BBB- .............................       705       696
   Office Depot, Inc. - Sr. Notes
      6.25% due 08/15/13 - BBB- ............................       695       741
                                                                         -------
                                                                           2,107
Tobacco - 0.2%
   Altria Group, Inc. - Notes
      7.0% due 11/04/13 - BBB ..............................       343       372
   Philip Morris Cos., Inc. - Notes
      6.95% due 06/01/06 - BBB .............................     1,530     1,589
                                                                         -------
                                                                           1,961
U.S. Government Agencies - 35.9%
   Federal Home Loan Bank - Bonds
      5.0% due 01/01/80 - AAA ..............................       736       748
      5.0% due 12/01/17 - AAA ..............................       499       507
      5.0% due 04/01/18 - AAA ..............................    10,142    10,308
   Federal Home Loan Mortgage Corp. - Bonds
      3.972% due 06/01/34 - AAA ............................     9,762     9,590
      4.25% due 03/15/31 - AAA .............................     1,518     1,514
      4.5% due 05/01/19 - AAA ..............................     1,752     1,747
      4.5% due 10/01/19 - AAA ..............................     1,602     1,597

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
      5.0% due 12/15/28 - AAA ..............................   $ 2,880   $ 2,923
      5.0% due 08/01/33 - AAA ..............................     4,137     4,117
      5.0% due 1/15/2034 - AAA (b) .........................     2,000     1,986
      5.5% due 06/01/24 - AAA ..............................    16,202    16,571
      5.5% due 07/15/31 - AAA ..............................     1,117     1,133
      6.0% due 10/15/32 - AAA ..............................     3,128     3,176
      6.0% due 08/01/34 - AAA ..............................     1,173     1,213
      6.0% due 08/01/34 - AAA ..............................       975     1,008
      6.0% due 08/01/34 - AAA ..............................     2,960     3,059
      6.0% due 09/01/34 - AAA ..............................     3,637     3,759
      6.0% due 10/01/34 - AAA ..............................     1,796     1,856
      6.5% due 08/01/32 - AAA ..............................
      6.5% due 12/01/34 - AAA ..............................     1,215     1,275
   Federal Home Loan Mortgage Corp. - Bonds Ser. 2836 Cl. QD
      5.0% due 09/15/27 - AAA ..............................     1,960     1,997
   Federal Home Loan Mortgage Corp. - Cl. ZA
      6.5% due 09/15/31 - AAA ..............................     4,938     5,349
   Federal Home Loan Mortgage Corp. - Debs
      4.5% due 07/15/13 - AAA ..............................     2,000     2,008
   Federal Home Loan Mortgage Corp. - Notes
      4.375% due 02/04/10 - AAA ............................     4,135     4,139
      4.5% due 08/01/19 - AAA ..............................     1,263     1,260
      4.5% due 11/01/19 - AAA ..............................       975       973
   Federal Home Loan Mortgage Corp. - Ser. 2489 Cl. PE
      6.0% due 08/15/32 - AAA ..............................    11,000    11,431
   Federal Home Loan Mortgage Corp. - Ser. 2640 Cl. WA
      3.5% due 03/15/33 - AAA ..............................       640       629
   Federal National Mortgage Assoc. - Bonds
      4.25% due 03/25/33 - AAA .............................       556       555
      4.5% due 01/25/18 - AAA (b) ..........................     8,895     8,864
      4.5% due 07/01/18 - AAA ..............................    10,940    10,930
      4.5% due 07/01/19 - AAA ..............................       900       898
      4.5% due 10/01/19 - AAA ..............................     1,805     1,800
      5.0% due 10/25/16 - AAA ..............................     2,318     2,371
      5.0% due 11/01/17 - AAA ..............................       601       611
      5.0% due 12/25/17 - AAA (b) ..........................     2,500     2,539
      5.0% due 05/01/18 - AAA ..............................     3,812     3,877
      5.0% due 06/01/18 - AAA ..............................     2,947     2,997
      5.0% due 08/01/19 - AAA ..............................     3,779     3,841
      5.0% due 09/01/19 - AAA ..............................     2,092     2,127
      5.0% due 10/01/19 - AAA ..............................     3,049     3,100
      5.0% due 10/01/19 - AAA ..............................       765       778
      5.0% due 10/01/19 - AAA ..............................     5,453     5,544
      5.0% due 08/25/27 - AAA ..............................     6,373     6,448
      5.0% due 01/25/33 - AAA (b) ..........................     9,500     9,423
      5.0% due 08/01/33 - AAA ..............................     4,265     4,240
      5.0% due 03/01/34 - AAA ..............................     2,940     2,918
      5.0% due 04/01/34 - AAA ..............................   $ 2,615   $ 2,600
      5.0% due 04/01/34 - AAA ..............................     1,875     1,864
      5.5% due 02/01/18 - AAA ..............................     8,193     8,475
      5.5% due 11/25/32 - AAA ..............................     2,665     2,729
      5.5% due 12/25/32 - AAA (b) ..........................     9,835     9,983
      5.5% due 11/01/33 - AAA ..............................     6,888     6,998
      5.5% due 01/01/34 - AAA ..............................    13,572    13,790
      5.5% due 03/01/34 - AAA ..............................     2,368     2,405
      5.5% due 05/01/34 - AAA ..............................     2,144     2,178
      5.5% due 09/01/34 - AAA ..............................     8,734     8,872
      5.5% due 10/01/34 - AAA ..............................     3,723     3,782
      5.5% due 11/01/34 - AAA ..............................     2,147     2,181
      6.0% due 09/01/14 - AAA ..............................       924       970
      6.0% due 01/25/32 - AAA (b) ..........................    11,040    11,413
      6.0% due 03/01/33 - AAA ..............................     6,918     7,163
      6.0% due 08/01/34 - AAA ..............................     2,403     2,487
      6.5% due 01/25/32 - AAA (b) ..........................     5,520     5,787
      6.5% due 11/01/32 - AAA ..............................       782       821
      6.5% due 02/01/33 - AAA ..............................     3,339     3,505
      6.5% due 09/01/34 - AAA ..............................     2,574     2,701
      6.5% due 11/01/34 - AAA ..............................     1,211     1,271
      7.0% due 09/01/10 - AAA ..............................       541       574
      7.0% due 01/01/12 - AAA ..............................       176       187
      7.0% due 02/01/16 - AAA ..............................       549       583
      7.0% due 04/01/17 - AAA ..............................       838       888
      7.0% due 05/01/17 - AAA ..............................       138       146
   Federal National Mortgage Assoc. - Bonds Cl. 2
      5.5% due 11/01/33 - AAA ..............................     2,763       598
   Federal National Mortgage Assoc. - Bonds Cl. PE
      3.5% due 07/25/33 - AAA ..............................     1,213     1,184
   Federal National Mortgage Assoc. - Bonds Cl. QZ
      5.5% due 11/25/32 - AAA ..............................     1,464     1,431
   Federal National Mortgage Assoc. - Bonds Ser. 2002-82
      Cl QL
      5.0% due 05/25/27 - AAA ..............................     1,540     1,555
   Federal National Mortgage Assoc. - Bonds Ser. 2003-49
      Cl. JE
      3.0% due 04/25/33 - AAA ..............................     1,427     1,373
   Federal National Mortgage Assoc. - Bonds Ser. 2003-58 AD
      3.25% due 07/25/33 - AAA .............................     1,635     1,600
   Federal National Mortgage Assoc. - Bonds Ser. 2004-11
      Cl. 1A
      1.22% due 03/25/34 - AAA .............................     3,579     3,559
   Federal National Mortgage Assoc. - Bonds Ser. 2004-W2
      Cl. 1A2F
      1.44% due 02/25/44 - AAA .............................     6,171     6,150
   Federal National Mortgage Assoc. - Debs
      6.625% due 11/15/30 - AAA ............................     1,000     1,192

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                                Par      Market
                       Name of Issuer                          Value      Value
                       --------------                         (000's)    (000's)
                                                              -------   --------
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. - Notes
      2.5% due 06/15/08 - # AAA ...........................   $ 2,000   $  1,929
      3.25% due 08/15/08 - AAA ............................     2,000      1,974
      4.375% due 03/15/13 - AAA ...........................     3,550      3,540
   Federal National Mortgage Assoc. - Ser. 2003-116 Cl. FA
      1.85% due 11/25/33 - AAA ............................     8,482      8,528
   Government National Mortgage Assoc. - Bonds
      5.0% due 05/15/33 - AAA .............................    33,212     33,275
      5.5% due 10/15/33 - AAA .............................     2,731      2,792
      6.0% due 02/15/33 - AAA .............................        67         69
      6.0% due 03/15/33 - AAA .............................     4,380      4,543
      6.0% due 05/15/33 - AAA .............................     4,081      4,232
      6.0% due 12/20/33 - AAA .............................       721        747
      6.5% due 09/15/28 - AAA .............................       336        355
      6.5% due 09/15/29 - AAA .............................       202        213
      6.5% due 08/15/31 - AAA .............................       442        465
      6.5% due 10/15/32 - AAA .............................     2,914      3,071
      6.5% due 01/15/33 - AAA .............................        85         90
   Government National Mortgage Assoc. - Bonds Ser.
      2003 Cl. XA
      3.75% due 05/16/33 - AAA ............................       452        445
   Small Business Administration - Ser. 2004 20K
      4.88% due 11/01/24 - AAA ............................       800        803
                                                                        --------
                                                                         359,800
U.S. Government - 11.6%
   U.S. Treasury - Bonds
      5.375% due 02/15/31 - # AAA .........................     9,591     10,371
      6.25% due 08/15/23 - # AAA ..........................     3,045      3,565
   U.S. Treasury - Notes
      0.875% due 04/15/10 - # AAA .........................    11,385     11,274
      1.625% due 02/28/06 - # AAA .........................     1,589      1,567
      2.0% due 01/15/14 - # AAA ...........................    16,011     16,572
      2.0% due 07/15/14 - # AAA ...........................     2,066      2,131
      2.375% due 08/31/06 - # AAA .........................     5,500      5,445
      3.0% due 02/15/09 - # AAA ...........................     5,546      5,444
      3.0% due 07/15/12 - # AAA ...........................     2,229      2,488
      3.5% due 12/15/09 - # AAA ...........................     2,115      2,105
      3.625% due 07/15/09 - # AAA .........................     1,571      1,576
      3.875% due 01/15/09 - # AAA .........................     1,746      1,957
      4.25% due 01/15/10 - # AAA ..........................     6,920      8,027
      4.25% due 11/15/14 - # AAA ..........................    10,024     10,050
      4.375% due 08/15/12 - # AAA .........................     5,100      5,222
      4.75% due 05/15/14 - # AAA ..........................       315        328
      4.875% due 02/15/12 - # AAA .........................    20,300     21,456
      5.0% due 08/15/11 - # AAA ...........................     6,400      6,813
                                                                        --------
                                                                         116,391

Whole Loan CMOs - 9.2%
   Ameriquest Mortgage Securities, Inc. - Ser.
      2004-X2 Cl. A 144A (a)
      1.851% due 06/25/34 - AAA ...........................   $ 1,352   $  1,351
   Banc America Commercial Mortgage, Inc. - CTF 144A (a)
      5.276% due 03/11/41 - BBB ...........................     1,000      1,001
   Banc America Commercial Mortgage, Inc. - Ser.
      2004-1 Cl. F 144A (a)
      5.279% due 11/10/39 - BBB+ ..........................       650        647
   Banc America Commercial Mortgage, Inc. - Ser.
      2004-1 Cl. G 144A (a)
      5.377% due 11/10/39 - BBB ...........................       650        647
   Banc America Commerical Mortgage, Inc. - Ser.
      2004-4 Cl. A3
      4.128% due 07/10/42 - AAA ...........................     1,635      1,634
   Bank One Issuance Trust - Notes
      4.54% due 09/15/10 - BBB ............................     1,300      1,319
   Bear Stearns ARM Trust - Ser. 2004 10 Cl. I2A3 (c)
      1.0% due 01/25/35 - AAA .............................     2,382      2,403
   Bear Stearns ARM Trust - Ser. 2004-6
     CTF Cl. I A1
      4.743% due 09/25/34 - AAA ...........................     5,855      5,894
   Bear Stearns ARM Trust - Ser. 2004-7 Cl. 1A1
      5.036% due 10/25/34 - AAA ...........................    10,288     10,441
   Bear Stearns Commercial Mortgage Securities, Inc.
      - Ser. 2004-PWR5 Cl. X1 144A (a) *
      0.076% due 07/11/42 - NA ............................    36,450        704
   Bear Stearns Commercial Mortgage
      Securities, Inc. - Ser. 2004-T16 Cl. X1 (c)
      0.12% due 08/13/46 - AAA ............................    33,695        650
   Bear Stearns Trust - Ser. 2004-9 Cl. II A1
      5.518% due 08/25/34 - AAA ...........................       715        727
   Citigroup Mortgage Loan Trust - Ser. 2004 UST1 Cl. A4
      4.426% due 08/25/34 - AAA ...........................     1,061      1,061
   Commerce 2004-CNL - Notes Cl. A2 144A (a)
      1.0% due 09/15/14 - AAA .............................       970        972
   CWALT, Inc. - Ser. 2004 J7 Cl. 1A2
      4.673% due 08/25/34 - AAA ...........................       870        870
   CWALT, Inc. - Ser. 2004-24CB Cl. 1 A1
      6.0% due 11/25/34 - AAA .............................     1,883      1,935
   CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1
      6.25% due 12/25/33 - AAA ............................     4,037      4,134
   CWMBS, Inc. - Ser. 2003-R4 Cl. 1A3 144A (a)
      6.0% due 11/25/26 - AAA .............................    15,500     15,979
   CWMBS, Inc. - Ser. 2003-R4 Cl. 2A 144A (a)
      6.5% due 01/25/34 - AAA .............................     6,571      6,814

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND
                                                                Par      Market
                   Name of Issuer                              Value      Value
                   --------------                             -------   --------
                                                              (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

Whole Loan CMOs - Continued
   CWMBS, Inc. - Ser. 2004 12 Cl. 11A2
      4.431% due 08/25/34 - AAA ...........................   $ 6,478   $  6,539
   Global Signal Trust -Ser. 2004-1 Cl. D144A (a)
      5.098% due 01/15/34 - BBB ...........................       900        902
   Global Signal Trust II - Ser. 2004 2 Cl. D
      144A (a) (c)
      5.093% due 12/15/14 - NA ............................       560        560
   Greenwich Capital - Ser. 2003-C1 Cl. A4
      4.111% due 07/05/12 - AAA ...........................       770        743
   Greenwich Capital Commercial Funding
      Corp. - Ser. 2003-C2 Cl. A2
      4.022% due 07/05/10 - AAA ...........................     1,890      1,887
   GS Mortgage Securities Corp. - Ser. 2003-1 Cl. A2
      1.79% due 01/25/32 - AAA ............................       955        963
   GS Mortgage Securities Corp. - Ser. 2004 Cl. A2C
      1.58% due 05/25/34 - AAA ............................     1,000      1,002
   GS Mortgage Securities Corp. - Ser. 2004-7 Cl. 2A1
      4.191% due 06/01/34 - AAA ...........................     1,708      1,685
   IMPAC Secured Assets Corp. - Ser. 2004 1 Cl. A3
      3.71% due 03/25/34 - AAA ............................     1,015      1,003
   Mellon Residential Funding Corp. - Ser.
      2000 TBC2 Cl. A1
      1.34% due 06/15/30 - AAA ............................       998        995
   Merrill Lynch Mortgage Investments, Inc.
      - Ser. 2004 1 Cl. 2A1
      4.779% due 12/25/34 - NA ............................     1,248      1,253
   Merrill Lynch Mortgage Trust - Ser. 2004 Cl. XC (c)
      0.059% due 09/12/41 - AAA ...........................    28,900        545
   Merrill Lynch Mortgage Trust - Ser. 2004 Cl. A4 *
      4.864% due 08/12/39 - NA ............................     1,620      1,623
   Residential Asset Mortgage Products -
      Ser. 2004-RS9 Cl. AII1
      2.0% due 09/25/13 - AAA .............................     1,775      1,775
   Residential Funding -Ser. 2004-S2 Cl. A1
      5.25% due 03/25/34 - AAA ............................     3,267      3,265
   Specialty Underwriting - Ser. 2003 BC4 Cl. A3B
      1.0% due 11/25/34 - AAA .............................     1,825      1,823
   Structured Asset Securities Corp. - Ser.
      2003 NP3 Cl. A1 144A (a)
      1.6% due 11/25/33 - AAA .............................       723        724
   Structured Asset Securities Corp. - Ser.
      2004 19XS Cl. A2
      4.37% due 10/25/34 - AAA ............................     1,100      1,093
   Structured Asset Securities Corp. - Ser.
      2004-16XS Cl. A2
      4.91% due 08/25/34 - AAA ............................       950        954
   Structured Asset Securities Corp. - Ser.
      2004-6XS Cl. M1
      4.92% due 03/25/34 - AA+ ............................   $ 1,100   $  1,087
   Washington Mutual Mortgage Securities
      Corp. - Ser. 2004 A1 (c)
      4.283% due 01/25/35 - NA ............................     1,945      1,937
   Wells Fargo Mortgage Backed Securities -
      Ser. 2004 Z Cl. 11 A1 (c)
      4.605% due 12/25/34 - AAA ...........................     1,228      1,234
                                                                        --------
                                                                          92,775
                                                                        --------
Wireless Telecommunications Services - 0.4%
   AT&T Wireless Group - Notes
      8.125% due 05/01/12 - A .............................       525        635
   AT&T Wireless, Inc. - Notes
      7.875% due 03/01/11 - A .............................       584        688
   AT&T Wireless, Inc. - Sr. Notes
      8.75% due 03/01/31 - A ..............................       340        459
   Mobile Telesystems Finance - Notes 144A (a)
      8.375% due 10/14/10 - BB- ...........................       400        406
      9.75% due 01/30/08 - BB- ............................       765        811
   Nextel Communications, Inc. - Sr. Notes
      5.95% due 03/15/14 - BB .............................       915        949
                                                                        --------
                                                                           3,948
                                                                        --------
                               TOTAL PUBLICLY-TRADED BONDS-
                                            (Cost $956,550)      96.7%   970,032

                                                               Shares
                                                               ------
   PREFERRED STOCK
   Commercial Services & Supplies - 0.0%
      Glass Tech., Inc. - Ser. A * (c) ....................         1          1
   Electric/Gas  -  0.1%
      TNP Enterprises, Inc. - Ser. D ......................     8,840      1,025
   U.S. Government Agencies - 0.2%
      Federal National Mortgage Assoc. ....................    28,100      1,405
                                                                        --------
                                     TOTAL PREFERRED STOCK-
                                              (Cost $2,396)       0.3%     2,431
   WARRANTS
   Commercial Services & Supplies - 0.0%
      Sunterra Corp. *
         expires 07/26/07 .................................       152          0
                                                                        --------
                                            TOTAL WARRANTS-
                                                  (Cost $0)       0.0%         0

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
ACTIVE BOND FUND

                                                            Par        Market
                   Name of Issuer                          Value        Value
                   --------------                        --------    ----------
                                                          (000's)      (000's)
COMMERCIAL PAPER
Auto Loan - 0.5%
   Ford Motor Credit Co.
      2.52% due 04/08/05 .............................    $ 3,900    $    3,874
   General Motors Acceptance Corp.
      2.362% due 03/21/05 ............................      1,400         1,393
                                                                     ----------
                                                                          5,267
Finance - 0.6%
   Rabobank USA Financial Corp.
      2.17% due 01/03/05 .............................      3,500         3,500
   UBS Finance Delaware LLC
      2.41% due 03/15/05 .............................      2,400         2,388
                                                                     ----------
                                                                          5,888
Diversified Financials - 0.7%
   Morgan Stanley Group
      1.59% due 07/06/05 .............................      7,200         7,199
                                                                     ----------
                               TOTAL COMMERCIAL PAPER-
                                        (Cost $18,354)        1.8%       18,354
INVESTMENT COMPANIES HELD
   AS COLLATERAL ON LOANED
   SECURITIES - 10.3%
   State Street Navigator Securities Lending
      Portfolio ......................................    103,372       103,372
SHORT-TERM INVESTMENTS - 5.9%
      Investment in joint trading account
      2.29% due 01/03/05 (Cost $58,651) ..............     58,651        58,651
                                                         --------    ----------
                                    TOTAL INVESTMENTS-
                                     (Cost $1,139,323)      115.0%    1,152,840
                  Payables, less cash and receivables-      (15.0)%    (150,456)
                                                         --------    ----------
                                           NET ASSETS-      100.0%   $1,002,384
                                                         ========    ==========

#    At December 31, 2004 all or portion of this security was out on loan.
(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $86,570 or 8.6% of net assets of the Portfolio.
(b)  To Be Announced.
(c)  At December 31, 2004 this security was fair valued.
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Bond ratings are not audited.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Active Bond Fund (the "Fund" or "VST Active Bond") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint repurchase agreements: The Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. ("Adviser"), an indirect wholly-owned subsidiary of John Hancock, may participate in a joint repurchase agreement pursuant to an exemptive order issued by the Securities and Exchange Commission. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. Government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint repurchase agreement on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2004, the Fund had no bank borrowings.

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $101,608                  $103,372

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of December 30, 2004, the Fund had open forward currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                       Principal Amount                        Unrealized
Currency Purchased   Covered by Contract   Expiration Month   Gain (Loss)
------------------   -------------------   ----------------   -----------
Brazilian Real                 50              January 05        $  6
Brazilian Real                 31             February 05           2
Brazilian Real                104                March 05           5
Chilean Peso                  156             February 05          10
Chilean Peso                  102                March 05           7
Euro                          529              January 05           9
Pound Sterling                711              January 05          (1)
Hong Kong Dollar               80              January 05          --
Indian Rupee                  154                March 05           2
Japanese Yen                7,604              January 05         255
South Korean Won               81              January 05           9
South Korean Won               87             February 05           3
South Korean Won              111                March 05           3
South Korean Won              111                March 05           3
Mexican Peso                   29             February 05           1
Mexican Peso                  168                March 05           1
Peruvian Nouveau               32             February 05          --
Peruvian Nouveau              105                March 05           1
Polish Zloty                   65             February 05           5
Polish Zloty                   70                March 05           2
New Russian Ruble              60              January 05           2
New Russian Ruble              30             February 05           1
New Russian Ruble             109                March 05           2
Singapore Dollar               81              January 05           2
Singapore Dollar               82             February 05          --
Singapore Dollar              104                March 05           1
New Taiwan Dollar              31             February 05           1
New Taiwan Dollar             103                March 05           2
                                                                 ----
                                                                 $334
                                                                 ====
Currency Sold
Euro                        8,894              January 05        $(78)
Japanese Yen                2,916              January 05           4
Japanese Yen                  682              January 05           1
Swedish Krona               1,012              January 05          (1)
                                                                 ----
                                                                 $(74)
                                                                 ====

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms. As of December 31, 2004, the Fund had no written options.

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gain or loss when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

     Swap agreements which were open for the year ended December 31, 2004 are summarized as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                      Net Unrealized
                                                                       Appreciation
Par Value            Interest Rate Swaps              Counter Party   (Depreciation)
---------   --------------------------------------   --------------   --------------
   61,400   To make or receive semi-annual           Morgan Stanley       $(601)
            payments through 6/15/2010 based on
            the difference between (A) the fixed
            rate of 4.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

    6,000   To make or receive semi-annual               Bank of            (59)
            payments through 6/15/2010 based on          America
            the difference between (A) the fixed
            rate of 4.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

    9,300   To make or receive semi-annual              Barclays           (894)
            payments through 6/15/2025 based on
            the difference between (A) the fixed
            rate of 6.0% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

    3,000   To make or receive monthly payments         Citigroup            13
            through 4/1/2005 based on floating
            rate of 1 Month LIBOR minus 0.35%,
            adjusted every month.

    7,600   To make or receive semi-annual               Bank of           (130)
            payments through 6/15/2015 based on          America
            the difference between (A) the fixed
            rate of 5.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

   11,100   To make or receive semi-annual               Lehman            (364)
            payments through 6/15/2015 based on         Brothers
            the difference between (A) the fixed
            rate of 5.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

    5,800   To make or receive semi-annual              JP Morgan          (100)
            payments through 6/15/2015 based on
            the difference between (A) the fixed
            rate of 5.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                      Net Unrealized
                                                                       Appreciation
Par Value            Interest Rate Swaps              Counter Party   (Depreciation)
---------   --------------------------------------    -------------   --------------
   73,400   To make or receive semi-annual              Barclays         $ (336)
            payments through 6/15/2006 based on
            the difference between (A) the fixed
            rate of 3.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

   90,000   To make or receive semi-annual            Goldman Sachs        (412)
            payments through 6/15/2006 based on
            the difference between (A) the fixed
            rate of 3.00% and (B) floating rate of
            3 Month LIBOR, adjusted every 3
            months.

   15,200   To make or receive semi-annual                 UBS             (484)
    (GBP)   payments through 3/15/2032 based on
            the difference between (A) the fixed
            rate of 5.00% and (B) floating rate of
            6 Month LIBOR, adjusted every 6
            months.

   19,400   To make or receive semi-annual              JP Morgan         1,777
   (EURO)   payments through 3/15/2032 based on
            the difference between (A) the fixed
            rate of 6.00% and (B) floating rate of
            6 Month EURIBOR, adjusted every 6
            months.

  196,500   To make or receive semi-annual              Barclays           (135)
    (SEK)   payments through 6/17/2008 based on
            the difference between (A) the fixed
            rate of 4.5% and (B) floating rate of
            3 Month STIBOR, adjusted every 3
            months.

                                                                      Net Unrealized
                                                                       Appreciation
Par Value            Credit Default Swaps:            Counter Party   (Depreciation)
---------   --------------------------------------   --------------   --------------
    1,000   To make annual fixed coupon payments     Morgan Stanley      $    --
            through 5/24/2005 based on the annual
            fixed rate of 0.70%. In the event of a
            predefined "credit event notice" of
            the Russian Federation 5.0%, 3/31/2030
            Note, the Fund will receive amounts
            specified under the terms of the swap
            agreement.
                                                                         -------
                                                                         $(1,725)
                                                                         =======

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $519 and $1,733 which expire in 2007 and 2010, respectively.

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

     When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such as that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparts to perform under the contract.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES --Continued

                          Between            Between            Between
                     $100 Million and   $250 Million and   $500 Million and   Excess Over
First $100 Million     $250 Million       $500 Million        $1 Billion       $1 Billion
------------------   ----------------   ----------------   ----------------   -----------
       0.70%               0.65%              0.61%              0.58%           0.55%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes; interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     John Hancock has entered into Sub-Advisory Agreements with Declaration Management & Research, LLC, and John Hancock Advisers, LLC. Each is an affiliate of John Hancock, and under John Hancock's supervision, is responsible for a portion of the day-to-day investment management of the Fund. John Hancock has also entered into a Sub-Advisory Agreement with Pacific Investment Management Company, LLC, which under John Hancock's supervision, is also responsible for a portion of the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$4,364,652        $4,194,502

     As of December 31, 2004, transactions for written options were as follows:

                         Contracts   Premium ($)
                         ---------   -----------
   Beginning of period     38,000        329
        Options opened     49,700        355
Options closed/expired    (87,700)      (684)
                          -------       ----
         End of period         --         --

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$1,140,029      $26,169       $(13,358)        $12,811

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $513           $2,252          $12,922

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $39,829                $8,235                  $--
2003          66,299                 5,737                   --

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

 Acquiring Fund              Target Fund
---------------   --------------------------------
VST Active Bond   John Hancock VA Strategic Income

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as a tax-free exchange as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
     8,433         $83,358        $2,176         $1,016,994           $1,100,351

NOTE F--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Active Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Active Bond Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Bond Index Fund
Standish Mellon Asset Management Company LLC                      Gregory Curran
--------------------------------------------------------------------------------

..    The manager seeks to track the performance of the Fund's benchmark by investing in a representative sample of securities selected through proprietary quantitative techniques. Issues are selected to best match the risk characteristics including price sensitivity, industry, and quality exposure, of more than 6,900 securities in the benchmark.

Fund Commentary

Performance: For the year 2004, the Bond Index fund returned 4.05%, underperforming the Lehman Brothers Aggregate Bond Index returning 4.34%.

Environment: The Lehman Brothers Aggregate Index returned 4.34% in 2004. The yield curve significantly flattened as the 2-year part of the curve increased over 120 basis points in reaction to Federal Reserve interest rate hikes. The long end of the curve was down approximately 25 basis points. All spread sectors outperformed risk-neutral Treasuries. The credit sector had +159 basis points of excess return followed by asset backed securities and mortgage-backed securities. The portfolio was positioned to closely match all the risk characteristics of the Index, which allowed the portfolio to perform in line with the benchmark before fees and transaction costs.

Outlook: The economic outlook for 2005 is for the U.S. and global economies to decelerate from the late 2003/2004 global trade boom. Consensus real U.S. GDP growth is estimated to be 3.5% in 2005, which is achievable, but the risks remain to the downside. Despite slowing economic growth the Fed is expected to raise interest rates towards 3% by mid 2005. Credit valuations are tight and profit growth is slowing. However, an indexed portfolio will not consider these economic forecasts and instead capture the risk and return of the selected benchmark. The portfolio will be structured to replicate the characteristics of the Lehman Brothers Aggregate Bond Index with respect to duration, sector distribution, quality distribution, coupon, maturity, and yield.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/98 (Fund Inception Date)

             Bond Index Fund   Bond Index Benchmark(1)
             ---------------   -----------------------
 4/30/1998       $10,000               $10,000
 5/31/1998        10,102                10,107
 6/30/1998        10,211                10,210
 7/31/1998        10,220                10,218
 8/31/1998        10,461                10,418
 9/30/1998        10,757                10,715
10/31/1998        10,689                10,639
11/30/1998        10,703                10,703
12/31/1998        10,720                10,729
 1/31/1999        10,795                10,805
 2/28/1999        10,521                10,548
 3/31/1999        10,584                10,601
 4/30/1999        10,609                10,627
 5/31/1999        10,485                10,518
 6/30/1999        10,450                10,485
 7/31/1999        10,420                10,456
 8/31/1999        10,414                10,447
 9/30/1999        10,497                10,541
10/31/1999        10,514                10,569
11/30/1999        10,513                10,562
12/31/1999        10,445                10,498
 1/31/2000        10,425                10,495
 2/29/2000        10,551                10,626
 3/31/2000        10,713                10,779
 4/30/2000        10,666                10,726
 5/31/2000        10,640                10,717
 6/30/2000        10,855                10,935
 7/31/2000        10,956                11,051
 8/31/2000        11,122                11,207
 9/30/2000        11,165                11,250
10/31/2000        11,244                11,320
11/30/2000        11,445                11,514
12/31/2000        11,678                11,741
 1/31/2001        11,840                11,938
 2/28/2001        11,942                12,042
 3/31/2001        11,993                12,102
 4/30/2001        11,938                12,051
 5/31/2001        12,008                12,124
 6/30/2001        12,047                12,170
 7/31/2001        12,310                12,442
 8/31/2001        12,436                12,585
 9/30/2001        12,595                12,731
10/31/2001        12,850                12,997
11/30/2001        12,670                12,818
12/31/2001        12,584                12,736
 1/31/2002        12,674                12,839
 2/28/2002        12,793                12,964
 3/31/2002        12,554                12,749
 4/30/2002        12,795                12,996
 5/31/2002        12,895                13,106
 6/30/2002        13,008                13,220
 7/31/2002        13,192                13,380
 8/31/2002        13,418                13,606
 9/30/2002        13,634                13,827
10/31/2002        13,582                13,763
11/30/2002        13,552                13,759
12/31/2002        13,836                14,044
 1/31/2003        13,834                14,057
 2/28/2003        14,030                14,251
 3/31/2003        14,019                14,239
 4/30/2003        14,119                14,357
 5/30/2003        14,367                14,624
 6/30/2003        14,335                14,595
 7/31/2003        13,850                14,105
 8/31/2003        13,932                14,198
 9/30/2003        14,305                14,574
10/31/2003        14,161                14,439
11/30/2003        14,187                14,473
12/31/2003        14,334                14,621
 1/31/2004        14,445                14,738
 2/28/2004        14,589                14,897
 3/31/2004        14,705                15,009
 4/30/2004        14,321                14,618
 5/30/2004        14,252                14,560
 6/30/2004        14,335                14,643
 7/31/2004        14,472                14,788
 8/31/2004        14,750                15,070
 9/30/2004        14,785                15,111
10/31/2004        14,902                15,238
11/30/2004        14,780                15,116
12/31/2004        14,913                15,255

Value on 12/31/04:
------------------
$14,913 Bond Index Fund
$15,255 Bond Index Benchmark (1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
U.S. Treasury                                                           23.1%
Federal National Mortgage Assoc.                                        20.5%
Federal Home Loan Mortgage Corp.                                        17.3%
Government National Mortgage Assoc.                                      4.2%
Federal Home Loan Bank                                                   2.1%
General Electric                                                         1.5%
JP Morgan Chase & Co.                                                    1.2%
General Motors Acceptance Corp.                                          1.1%
Morgan Stanley                                                           0.9%
Wells Fargo                                                              0.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                       Bond
                                                          Bond      Index Fund
                                                       Index Fund   Benchmark/1/
                                                       ----------   ------------
1 Year                                                    4.05%        4.34%
3 Years                                                   5.83%        6.20%
5 Years                                                   7.38%        7.76%
Since Inception (5/1/98)                                  6.17%        6.54%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                69.44%
AAA                                                                        5.48%
AA                                                                         1.83%
A                                                                         11.96%
BBB                                                                       11.30%

Weighted Average Yield                                                     4.49%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Bond Index Fund benchmark represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001, and the Lehman Brothers Aggregate Bond Index from February 2001 to present.

                                                          Inception: May 1, 1998

--------------------------------------------------------------------------------
Bond Index Fund
Standish Mellon Asset Management Company LLC                      Gregory Curran
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Bond Index Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,040.40
Expense paid per $1,000*                                               $    1.28

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,023.88
Expense paid per $1,000*                                               $    1.27

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Bond Index Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $43,674 of securities
   loaned (Note B)) ................................................   $193,908
Net unrealized appreciation of investments .........................      4,215
Short-term investments at value ....................................     47,725
                                                                       --------
   Total investments ...............................................    245,848
Receivable for:
   Investments sold ................................................        256
   Fund shares sold ................................................         48
   Interest ........................................................      2,198
                                                                       --------
Total assets .......................................................    248,350
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................      1,965
   Collateral for securities on loan ...............................     44,410
   Accrued operating expenses ......................................         40
                                                                       --------
Total liabilities ..................................................     46,415
                                                                       --------
Net assets .........................................................   $201,935
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares authorized)...     20,091
                                                                       --------
Net asset value per share ..........................................   $  10.05
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $197,747
   Accumulated net realized loss on investments ....................        (27)
   Net unrealized appreciation of Investments ......................      4,215
                                                                       --------
Net assets .........................................................   $201,935
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Bond Index Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $ 9,712
   Securities lending ...............................................        25
                                                                        -------
Total investment income .............................................     9,737
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       284
   Auditors fees ....................................................        27
   Custodian fees ...................................................       148
   Fidelity Bond fees ...............................................         1
   Legal fees .......................................................        36
   Printing & mailing fees ..........................................        36
   Trustees' fees ...................................................         6
   Other fees .......................................................         6
                                                                        -------
Total expenses ......................................................       544
   Less expenses reimbursed .........................................       (47)
                                                                        -------
Net expenses ........................................................       497
                                                                        -------
Net investment income ...............................................     9,240
                                                                        -------
REALIZED AND UNREALIZED LOSS
   Net realized gain on investments .................................       383
   Change in unrealized depreciation on investments .................    (1,593)
                                                                        -------
Net realized and unrealized loss ....................................    (1,210)
                                                                        -------
Net increase in net assets resulting from operations ................   $ 8,030
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Bond Index Fund
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2004          2003(a)
                                                                           ------------   ------------
INCREASE(DECREASE) IN NET ASSETS
From operations
   Net investment income ...............................................     $  9,240      $  10,717
   Net realized gain (loss) ............................................          383            207
   Change in net unrealized depreciation ...............................       (1,593)        (3,166)
                                                                             --------      ---------
      Net increase in net assets resulting from operations .............        8,030          7,758
Distributions to shareholders from:
   Net investment income ...............................................       (9,237)        (9,830)
   Realized gains ......................................................         (337)        (1,105)
   Capital paid-in .....................................................          (91)          (689)
                                                                             --------      ---------
      Decrease in net assets resulting from distributions ..............       (9,665)       (11,624)
From fund share transactions:
   Proceeds from shares sold ...........................................       39,016        108,981
   Distributions reinvested ............................................        9,665         11,624
   Payment for shares redeemed .........................................      (60,772)      (109,173)
                                                                             --------      ---------
      Increase (decrease) in net assets from fund share transactions ...      (12,091)        11,432
                                                                             --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (13,726)         7,566

NET ASSETS
   Beginning of Period .................................................      215,661        208,095
                                                                             --------      ---------
   End of Period (including undistributed net investment income of
      $0 and $0, respectively) .........................................     $201,935      $ 215,661
                                                                             ========      =========
Analysis of fund share transactions:
   Sold ................................................................        3,865         10,603
   Reinvested ..........................................................          962          1,136
   Redeemed ............................................................       (6,019)       (10,661)
                                                                             --------      ---------
Net increase (decrease) in fund shares outstanding .....................       (1,192)         1,078
                                                                             ========      =========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year ended indicated:

                                                                                      Bond Index Fund
                                                              ---------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                              ---------------------------------------------------------------
                                                                2004         2003(e)       2002(e)        2001          2000
                                                              --------      --------      --------      --------      -------
Net Assets Value at Beginning of Period ...................   $  10.13      $  10.30      $   9.89      $   9.74      $  9.32
Income from Investment Operations:
   Net Investment Income ..................................       0.46          0.48          0.54          0.57         0.62
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) .......................................      (0.06)        (0.12)         0.42          0.17         0.43
                                                              --------      --------      --------      --------      -------
   Total From Investment Operations .......................       0.40          0.36          0.96          0.74         1.05
Less Distributions:
   Distribution from Net Investment Income ................      (0.46)        (0.45)        (0.53)        (0.58)       (0.63)
   Distribution from Net Realized Gains on Investments ....      (0.02)        (0.05)        (0.01)        (0.01)
   Capital paid-in ........................................         (f)        (0.03)        (0.01)
                                                              --------      --------      --------      --------      -------
   Total Distributions ....................................      (0.48)        (0.53)        (0.55)        (0.59)       (0.63)
                                                              --------      --------      --------      --------      -------
Net Assets Value at End of Period .........................   $  10.05      $  10.13      $  10.30      $   9.89      $  9.74
                                                              ========      ========      ========      ========      =======
Total Investment Return(b) ................................       4.05%         3.60%         9.95%         7.76%       11.81%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .......       0.25%(c)      0.24%(c)      0.22%(c)      0.24%        0.25%
   Ratio of Net Investment Income to Average Net Assets ...       4.56%         4.73%         5.30%         5.77%(d)     6.80%
   Portfolio Turnover Rate ................................      17.79%        40.22%        57.31%        68.70%       40.46%
Net Assets End of Period (000s Omitted) ...................   $201,935      $215,661      $208,095      $129,358      $64,768

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .27%, .24%, .25%, and 27%, for the years ended December 31, 2004, 2003, 2002, and 2000, respectively.
(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 6.37% for the years ended December 31, 2001.
(e) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.
(f)  Amount is less than $0.01.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND **

                                                                 Par      Market
                 Name of Issuer                                 Value     Value
                 --------------                                -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.2% Boeing Corp.
   8.75% due 09/15/31 - A ..................................    $   90   $   126
   Northrop-Grumman Corp. - Debs.
   7.75% due 03/01/16 - BBB ................................        75        92
   Raytheon Co. - Notes
   6.75% due 08/15/07 - BBB- ...............................       200       216
   United Technologies Corp. - Debs.
   8.875% due 11/15/19 - A .................................        50        68
                                                                         -------
                                                                             502
Auto Loan - 1.2%
   Ford Motor Credit Co.
   6.125% due 01/09/06 - BBB- ..............................       800       819
   Ford Motor Credit Co. - Bonds
   7.375% due 02/01/11 - BBB- ..............................       250       270
   General Motors Acceptance Corp. - Notes
   6.125% due 09/15/06 - BBB- ..............................       400       410
   7.75% due 01/19/10 - BBB- ...............................       400       429
   8.0% due 11/01/31 - BBB- ................................       430       442
   Toyota Motor Credit Corp. - Notes
   5.5% due 12/15/08 - AAA .................................        60        64
                                                                         -------
                                                                           2,434
Automobiles - 0.5%
   DaimlerChrysler NA Holding Co.
   7.2% due 09/01/09 - BBB .................................       650       723
   Ford Motor Co. - Bonds #
   6.625% due 02/15/28 - BBB- ..............................       350       327
                                                                         -------
                                                                           1,050
Banks - 5.5%
   African Development Bank - Sub. Notes
   6.875% due 10/15/15 - AA+ ...............................        35        41
   Bank of America Corp. - Sub. Notes
   7.8% due 02/15/10 - A ...................................       350       407
   Bank One Corp.
   7.875% due 08/01/10 - A .................................       300       350
   Bank One Corp. - Notes
   6.875% due 08/01/06 - A+ ................................     1,000     1,055
   Bank America Corp. - Sub. Notes
   6.5% due 03/15/06 - A ...................................       150       155
   Chase Manhattan Corp. - Sub. Notes
   7.125% due 02/01/07 - A .................................       225       242
   Credit Suisse First Boston
   6.5% due 01/15/12 - A+ ..................................       400       445
   Credit Suisse First Boston, Inc. - Notes
   5.875% due 08/01/06 - A+ ................................       500       520
   European Investment Bank - Global Notes #
   4.625% due 03/01/07 - AAA ...............................       800       821
   Fleet Boston Corp. - Sub. Notes
   7.375% due 12/01/09 - A .................................       100       114
   Fleet Financial Group, Inc. - Sub. Debs. #
   6.7% due 07/15/28 - A ...................................    $   75   $    84
   HSBC Holdings plc
   7.5% due 07/15/09 - A ...................................       150       171
   InterAmerican Development Bank - Debs.
   8.5% due 03/15/11 - AAA .................................       200       244
   Intermediate American Development Bank - Bonds
   6.125% due 03/08/06 - AAA ...............................     1,300     1,346
   International Bank of Reconstruction &
      Development - Notes
   5.0% due 03/28/06 - AAA .................................       750       768
   JP Morgan Chase & Co. - Notes
   5.25% due 05/30/07 - A+ .................................     1,000     1,040
   NationsBank Corp. - Sub. Notes
   7.75% due 08/15/15 - A ..................................       400       480
   Royal Bank of Scotland Group plc - Sub. Notes
   5.0% due 11/12/13 - A+ ..................................       300       304
   Royal Bank of Scotland plc - Sub. Notes
   6.4% due 04/01/09 - A+ ..................................       150       163
   United Bank National Association of Minneapolis
   6.375% due 08/01/11 - A+ ................................       325       361
   Wachovia Corp. - Notes
   4.95% due 11/01/06 - A ..................................     1,350     1,388
   Wachovia Corp. - Sub. Notes
   5.625% due 12/15/08 - A- ................................        75        80
   Wells Fargo Bank NA - Sub. Notes
   6.45% due 02/01/11 - AA- ................................       550       612
                                                                         -------
                                                                          11,191
Beverages - 0.4%
   Anheuser Busch Cos., Inc.
   9.0% due 12/01/09 - A+ ..................................       470       570
   Coca-Cola Enterprises, Inc. - Debs. #
   8.5% due 02/01/22 - A ...................................       100       133
   Pepsi Bottling Group, Inc. - Sr. Notes Ser. B -
   7.0% due 03/01/29 - A ...................................       100       121
                                                                         -------
                                                                             824
Chemicals - 0.2%
   E.I. Du Pont De Nemours
   6.5% due 01/15/28 - AA- .................................       150       173
   Eastman Chemical - Debs.
   7.6% due 02/01/27 - BBB .................................        50        59
   Rohm & Haas Co. - Notes
   7.4% due 07/15/09 - BBB+ ................................        80        91
                                                                         -------
                                                                             323

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                 Name of Issuer                                 Value     Value
                 --------------                                -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

CMBS - 0.2%
   JP Morgan Chase & Co. Commercial
      Mortgage Securities - Ser. 2004 CIBC8 Cl. A4
   4.404% due 01/12/39 - AAA ...............................    $  400    $  388
Commercial Services & Supplies - 0.3%
   First Data Corp. - Sr. Notes
   5.625% due 11/01/11 - A+ ................................       400       430
   Honeywell International, Inc. - Notes
   7.5% due 03/01/10 - A ...................................        75        86
                                                                          ------
                                                                             516
Computers & Peripherals - 0.4%
   International Business Machines Corp. - Debs.
   7.0% due 10/30/25 - A+ ..................................       100       119
   International Business Machines Corp. - Notes
   4.25% due 09/15/09 - A+ .................................       600       607
                                                                          ------
                                                                             726
Credit Card - 0.8%
   American Express Co. - Notes #
   4.875% due 07/15/13 - A+ ................................       150       152
   MBNA Credit Card Master Note Trust - Ser.
      2002-1 Notes Cl. A
   4.95% due 06/15/09 - AAA ................................     1,000     1,032
   MBNA Master Credit Card Trust II - Notes
   6.5% due 04/15/10 - AAA .................................       400       433
                                                                          ------
                                                                           1,617
Diversified Financials - 4.2%
   Bear Stearns & Co., Inc. - Notes
   5.7% due 11/15/14 - A ...................................       240       253
   Chase Commercial Mortgage Securities Corp.
      - Ser. 1997-2 Pass Thru Certs Cl. A2
   6.6% due 12/19/29 - AAA .................................       407       433
   Chase Commercial Mortgage Securities Corp.
      - Ser. 200-2 CTF Cl. A2
   7.631% due 07/15/32 - NA ................................       300       348
   Citicorp Capital II
   8.015% due 02/15/27 - A .................................       100       111
   Citigroup, Inc. - Notes
   6.625% due 01/15/28 - AA- ...............................       100       112
   Citigroup, Inc. - Sub. Notes
   5.875% due 02/22/33 - A+ ................................       190       193
   Citigroup, Inc. - Sub. Notes 144A (a)
   5.0% due 09/15/14 - A+ ..................................       472       474
   GE Capital Commercial Mortgage Corp. -
      Ser. 2001-2 Cl. A4
   6.59% due 08/11/33 - NA .................................       550       607
   Goldman Sachs Capital
   6.345% due 02/15/34 - A- ................................       160       167
   Goldman Sachs Group, Inc. - Notes
   7.35% due 10/01/09 - A+ .................................    $  500    $  569
   Hartford Financial Services Group, Inc. - Sr. Notes
   7.75% due 06/15/05 - A- .................................       150       153
   Kreditanstalt Fur Wiederaufbau - Notes
   3.25% due 03/30/09 - AAA ................................       500       491
   Merrill Lynch & Co., Inc.
   5.45% due 07/15/14 - A+ .................................       170       176
   Merrill Lynch & Co., Inc. - Notes
   6.875% due 11/15/18 - A+ ................................       120       139
   Morgan Stanley Capital, Inc. - Pass Thru
      Certs. Ser. 1999-RM1
   6.37% due 12/15/31 - NA .................................       371       383
   Morgan Stanley Group, Inc.
   6.1% due 04/15/06 - A+ ..................................     1,065     1,103
   Morgan Stanley Group, Inc.
   6.75% due 04/15/11 - A+ .................................       250       280
   Prudential Commercial Mortgage Trust - Cl. A2
   4.493% due 02/11/36 - AAA ...............................       450       444
   Salomon Brothers Commercial & Mortgage
      Trust - Ser. 2000-C3 Pass Thru Certs Cl. A2
   6.592% due 12/18/33 - AAA ...............................       500       553
   Salomon Brothers Mortgage Securities Inc. -
      Pass Thru Certs - Ser. 2000-C1 Cl. A2
   7.52% due 12/18/09 - AAA ................................       300       341
   Wells Fargo & Co. - Sub. Notes #
   6.875% due 04/01/06 - A+ ................................     1,100     1,147
                                                                          ------
                                                                           8,477
Diversified Telecommunication Services - 1.2%
   BellSouth Corp. - Notes #
   6.875% due 10/15/31 - A .................................       200       227
   British Telecommunications plc - Notes
   8.375% due 12/15/10 - A- ................................       200       240
   8.875% due 12/15/30 - A- ................................       130       174
   France Telecom SA - Notes
   8.7% due 03/01/06 - BBB+ ................................       350       367
   10.0% due 03/01/31 - BBB+ ...............................       100       136
   GTE Corp. - Debs.
   6.94% due 04/15/28 - A+ .................................       100       111
   Telefonica Europe BV - Notes
   8.25% due 09/15/30 - A ..................................       100       134
   Verizon Global Funding Corp. - Notes
   4.375% due 06/01/13 - # A+ ..............................       370       361
   Vodafone Group Plc
   7.75% due 02/15/10 - A ..................................       500       580
                                                                          ------
                                                                           2,330
Electric Utilities - 0.0%
   CalEnergy Co., Inc. - Bonds
   8.48% due 09/15/28 - BBB- ...............................        60        79

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                 Name of Issuer                                 Value     Value
                 --------------                                -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electric/Gas - 1.4%
   Alabama Power Co. - Sr. Notes
   5.5% due 10/15/17 - A ...................................    $  100    $  104
   5.7% due 02/15/33 - A ...................................        80        82
   Cincinnati Gas & Electric Co. - Debs
   5.7% due 09/15/12 - BBB .................................       300       318
   Constellation Energy Group, Inc. - Notes
   7.0% due 04/01/12 - BBB .................................       240       274
   Dominion Resources, Inc.
   8.125% due 06/15/10 - BBB+ ..............................       200       235
   Duke Energy Co. - Sr. Notes
   5.625% due 11/30/12 - BBB ...............................       400       421
   Niagara Mohawk Power Corp.
   7.75% due 10/01/08 - A- .................................       200       225
   Oncor Electric Delivery Co. - Sr. Sec. Notes
   6.375% due 05/01/12 - BBB ...............................       400       441
   Ontario Hydro
   6.1% due 01/30/08 - AA ..................................       100       107
   Progress Energy, Inc. - Sr. Notes
   7.1% due 03/01/11 - BBB- ................................       500       562
                                                                          ------
                                                                           2,769
Finance - 3.9%
   Ameritech Capital Funding Corp.
   6.875% due 10/15/27 - A .................................        60        66
   Anardarko Finance Co. - Sr. Notes
   6.75% due 05/01/11 - BBB+ ...............................       200       225
   Countrywide Funding Corp. #
   5.5% due 02/01/07 - A ...................................       200       207
   Deutsche Telekom International Finance
   8.75% due 06/15/30 - BBB+ ...............................       300       396
   Devon Financing Corp. United L C - Notes
   6.875% due 09/30/11 - BBB ...............................       400       453
   Financing Corp.
   8.6% due 09/26/19 - NA ..................................       150       205
   General Electric Capital Corp.
   6.0% due 06/15/12 - AAA .................................       950     1,036
   General Electric Capital Corp.
   6.125% due 02/22/11 - AAA ...............................     1,150     1,260
   Household Finance Corp. - Notes
   8.0% due 07/15/10 - A ...................................       350       412
   Household Finance Corp. - Sr. Unsub. Notes
   5.875% due 02/01/09 - A .................................       280       299
   KFW International Finance, Inc. - Sr. Notes
   5.25% due 06/28/06 - AAA ................................       300       310
   Lehman Brothers Holdings, Inc. - Notes
   6.25% due 05/15/06 - A ..................................       500       520
   Marsh & McLennan Cos., Inc. - Sr. Notes
   4.85% due 02/15/13 - BBB ................................       240       228
   MBNA Corp. #
   5.0% due 06/15/15 - BBB .................................       250       246
   National Rural Utilities Cooperative Finance - Notes
   5.75% due 08/28/09 - A ..................................       700       748
   Sprint Capital Corp.
   6.875% due 11/15/28 - BBB- ..............................    $  150    $  164
   7.625% due 01/30/11 - BBB- ..............................       300       348
   Sumitomo Bank International Finance NV - Notes
   8.5% due 06/15/09 - BBB+ ................................       100       117
   Verizon Global Funding Corp. - Notes
   7.25% due 12/01/10 - A+ .................................       230       264
   Washington Mutual Capital I
   8.375% due 06/01/27 - BBB ...............................        60        67
   Washington Mutual Finance Corp. - Sr. Notes #
   6.25% due 05/15/06 - AA- ................................       300       311
                                                                          ------
                                                                           7,882
Financials - 0.1%
   Aetna Inc.
   7.625% due 08/15/26 - A+ ................................       100       120
Food & Drug Retailing - 0.4%
   Albertson's, Inc. - Notes
   6.625% due 06/01/28 - BBB ...............................        50        52
   Albertson's, Inc. - Sr. Notes
   7.5% due 02/15/11 - BBB .................................       345       400
   CVS Corp. - Notes
   4.875% due 09/15/14 - A- ................................       100       100
   Safeway, Inc. - Notes #
   5.8% due 08/15/12 - BBB .................................       150       158
                                                                          ------
                                                                             710
Food Products - 0.9%
   Conagra Foods, Inc. - Notes
   7.875% due 09/15/10 - BBB+ ..............................       250       294
   Conagra, Inc. - Debs.
   9.75% due 03/01/21 - BBB ................................        75       106
   General Mills, Inc. - Notes
   6.0% due 02/15/12 - BBB+ ................................       250       271
   Kellogg Co. - Debs. - Ser. B
   7.45% due 04/01/31 - BBB+ ...............................       100       126
   Kraft Foods, Inc. - Notes
   4.625% due 11/01/06 - BBB+ ..............................       300       306
   Kraft Foods, Inc. - Notes #
   5.25% due 10/01/13 - BBB+ ...............................       325       334
   Sara Lee Corp. - Notes
   6.25% due 09/15/11 - A+ .................................       100       111
   The Kroger Co.
   8.05% due 02/01/10 - BBB ................................       150       176
                                                                          ------
                                                                           1,724
Foreign Government - 2.4%
   Government of Canada #
   5.25% due 11/05/08 - AAA ................................       125       132
   Government of New Zealand - Debs.
   8.75% due 12/15/06 - AA+ ................................       120       132

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                        Name of Issuer                          Value     Value
                        --------------                         -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Foreign Government - Continued
   Hydro-Quebec
   8.4% due 01/15/22 - A+ ..................................    $  100    $  137
   Kingdom of Spain
   7.0% due 07/19/05 - AAA .................................       250       256
   Malaysia - Bonds
   8.75% due 06/01/09 - A- .................................        50        59
   Manitoba Province Canada - Ser. BU
   9.625% due 12/01/18 - AA- ...............................       300       438
   Province of Ontario - Bonds
   6.0% due 02/21/06 - AA ..................................       300       310
   Province of Quebec - Debs.
   7.5% due 07/15/23 - A+ ..................................       100       127
   Province of Quebec #
   7.125% due 02/09/24 - A+ ................................       150       185
   Republic of Greece - Notes
   6.95% due 03/04/08 - A ..................................       405       445
   Republic of Italy - Debs. #
   6.875% due 09/27/23 - AA- ...............................       460       548
   Republic of Korea - Unsub. Notes #
   8.875% due 04/15/08 - A- ................................       600       697
   United Mexican States - Notes
   9.875% due 02/01/10 - BBB- ..............................       970     1,192
   United Mexican States - Notes Ser. A
   8.3% due 08/15/31 - BBB- ................................       200       234
                                                                          ------
                                                                           4,892
Gas Utilities - 0.2%
   Sempra Energy - Notes
   6.0% due 02/01/13 - BBB+ ................................       400       427
Home Equity Loan - 0.1%
   Countrywide Home Loan Corp.
   6.25% due 04/15/09 - A ..................................       250       270
Industrial Conglomerates - 0.2%
   Tyco International Group SA - Notes
   6.0% due 11/15/13 - BBB .................................       350       381
Insurance - 0.3%
   Allstate Corp.
   7.2% due 12/01/09 - A+ ..................................       170       193
   AXA - Sub Notes
   8.6% due 12/15/30 - BBB+ ................................       120       158
   Hartford Life, Inc. - Debs.
   7.65% due 06/15/27 - A- .................................        50        60
   Torchmark, Inc. - Debs.
   8.25% due 08/15/09 - A+ .................................       100       114
   Travelers Property Casualty Corp. - Sr. Notes
   7.75% due 04/15/26 - BBB+ ...............................        50        59
                                                                          ------
                                                                             584
Machinery - 0.1%
   Caterpillar, Inc. - Debs.
   8.0% due 02/15/23 - A ...................................        50        64
   John Deere Capital Corp. - Global Notes
   5.1% due 01/15/13 - A- ..................................       170       175
   John Deere Capital Corp. - Notes
   6.0% due 02/15/09 - A- ..................................    $   60    $   65
                                                                          ------
                                                                             304
Media - 1.4%
   Clear Channel Communications, Inc.
   7.65% due 09/15/10 - BBB- ...............................       400       455
   Comcast Cable Communications - Notes
   8.875% due 05/01/17 - BBB ...............................        75        98
   News America Holdings, Inc. - Debs.
   7.7% due 10/30/25 - BBB- ................................       100       119
   News America Holdings, Inc. - Notes #
   8.0% due 10/17/16 - BBB- ................................       250       305
   TCI Communications, Inc. - Sr. Notes
   7.125% due 02/15/28 - BBB ...............................        70        79
   The Walt Disney Co. - Sr. Notes
   6.75% due 03/30/06 - BBB+ ...............................     1,000     1,042
   Time Warner Entertainment, Inc. - Sr. Notes
   8.375% due 07/15/33 - BBB+ ..............................       200       258
   Time Warner, Inc.
   7.625% due 04/15/31 - BBB+ ..............................        75        91
   Time Warner, Inc. - Debs
   7.25% due 10/15/17 - BBB+ ...............................       350       408
   Viacom, Inc.
   7.875% due 07/30/30 - A- ................................        50        64
                                                                          ------
                                                                           2,919
Metals & Mining - 0.1%
   ALCOA, Inc. - Notes
   7.375% due 08/01/10 - A- ................................       200       231
Multi-Utilities - 0.2%
   United Technologies Corp. - Notes
   6.1% due 05/15/12 - A ...................................       180       198
   United Utilities plc - Notes #
   6.875% due 08/15/28 - BBB+ ..............................       100       112
                                                                          ------
                                                                             310
Multiline Retail - 0.3%
   Federated Department Stores, Inc.
   6.625% due 04/01/11 - BBB+ ..............................       200       224
   Target Corp. - Notes
   7.5% due 08/15/10 - A+ ..................................       100       117
   Wal Mart Stores, Inc.
   7.55% due 02/15/30 - AA .................................       110       143
   Wal-Mart Stores, Inc. - Debs.
   6.75% due 10/15/23 - AA .................................       100       116
                                                                          ------
                                                                             600
Municipal - 0.3%
   Illinois Saint
   5.1% due 06/01/33 - AA ..................................       230       221
   Massachusetts Special Purpose Trust - Ser. BEC-1 Cl. A5
   7.03% due 03/15/12 - AAA ................................       150       167

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Municipal - Continued
   Tennessee Valley Authority
   6.75% due 11/01/25 - AAA ................................    $  260    $  310
                                                                          ------
                                                                             698
Oil & Gas - 0.8%
   Chevron Texaco Capital Co. - Notes
   3.5% due 09/17/07 - AA ..................................       600       603
   Norsk Hydro A/S
   7.25% due 09/23/27 - A ..................................        75        90
   Occidental Petroleum Corp. - Notes
   6.75% due 01/15/12 - BBB+ ...............................       265       301
   Pemex Project Funding Master Trust - Notes
   7.375% due 12/15/14 - BBB- ..............................       260       289
   Phillips Petroleum Co. - Debs.
   6.65% due 07/15/18 - A- .................................        50        57
   Tosco Corp.
   8.125% due 02/15/30 - A- ................................       110       147
   Union Oil Co. of California #
   7.5% due 02/15/29 - BBB+ ................................        60        72
                                                                          ------
                                                                           1,559
Other Asset Backed - 0.1%
   Detroit Edison Securitization - Bonds Ser. 2001 1 Cl. A6
   6.62% due 03/01/16 - AAA ................................       250       286
Other Mortgage - 1.0%
   GMAC Commercial Mortgaged Securities,
      Inc. - CTF - Ser. 1998-C1 Cl. A2
   6.7% due 05/15/30 - NA ..................................       900       967
   LB Commercial Conduit Mortgage Trust -
      Ser. 1999-C2 Pass Thru Certs. Cl. A2
   7.325% due 09/15/09 - NA ................................       400       450
   LU UBS Commercial Mortgage Trust - Ser. 2000-C5 Pass Thru
      Certs. Cl. A1
   6.41% due 01/15/10 - AAA ................................       571       603
                                                                          ------
                                                                           2,020
Paper & Forest Products - 0.4%
   International Paper Co. - Notes
   6.75% due 09/01/11 - BBB ................................       250       280
   MeadWestvaco Corp. - Notes #
   6.85% due 04/01/12 - BBB ................................       100       113
   Westvaco Corp. - Notes
   7.1% due 11/15/09 - BBB+ ................................        35        39
   Weyerhaeuser Co.
   7.125% due 07/15/23 - BBB ...............................       130       147
   Weyerhaeuser Co. - Notes
   6.125% due 03/15/07 - BBB ...............................       198       209
                                                                          ------
                                                                             788
Personal Products - 0.2%
   Procter & Gamble Co. - Debs.
   6.45% due 01/15/26 - AA- ................................       100       114
   Unilever Capital
   7.125% due 11/01/10 - A+ ................................    $  200    $  230
                                                                          ------
                                                                             344
Pharmaceuticals - 0.6%
   Abbott Laboratories - Notes
   5.625% due 07/01/06 - AA ................................       250       259
   Bristol Myers Squibb Co. - Notes
   5.75% due 10/01/11 - A+ .................................       300       321
   Eli Lilly & Co. - Notes #
   7.125% due 06/01/25 - AA ................................        80        97
   Schering Plough Corp. - Sr. Notes
   5.3% due 12/01/13 - A- ..................................       250       261
   Wyeth - Notes
   5.25% due 03/15/13 - A ..................................       200       208
                                                                          ------
                                                                           1,146
Real Estate Investment Trust - 0.4%
   Simon Property Group, Inc. - Notes
   6.375% due 11/15/07 - BBB ...............................       700       747
Real Estate Operations - 0.2%
   EOP Operating LP - Notes
   6.8% due 01/15/09 - BBB+ ................................       150       164
   EOP Operating, Ltd. Partenership - Notes
   7.0% due 07/15/11 - BBB+ ................................       250       282
                                                                          ------
                                                                             446
Road & Rail - 0.7%
   Canadian National Railway Co. - Notes
   6.375% due 10/15/11 - BBB+ ..............................       300       333
   CSX Corp. - Debs.
   7.45% due 05/01/07 - BBB ................................       125       136
   Norfolk Southern Corp. - Notes
   7.35% due 05/15/07 - BBB ................................       855       925
   Union Pacific Corp. - Debs.
   6.625% due 02/01/29 - BBB ...............................        85        94
                                                                          ------
                                                                           1,488
Specialty Retail - 0.0%
   Dayton Hudson Corp. - Debs. #
   6.75% due 01/01/28 - A+ .................................        25        29
U.S. Government Agencies - 43.5%
   Federal Home Loan Bank - Bonds
   3.875% due 06/14/13 - # AAA .............................     1,750     1,689
   4.5% due 06/01/18 - AAA .................................       876       875
   Federal Home Loan Bank - Disc. Notes
   5.125% due 03/06/06 - AAA ...............................     1,400     1,433
   Federal Home Loan Bank - Sr. Notes
   5.8% due 09/02/08 - AAA .................................       225       241
   Federal Home Loan Mortgage Corp. - Bonds
   4.0% due 09/01/18 - AAA .................................       225       220

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   4.0% due 10/01/18 - AAA .................................    $  662    $  649
   4.5% due 08/01/18 - AAA .................................     1,378     1,377
   4.5% due 11/01/18 - AAA .................................       343       342
   4.5% due 04/01/19 - AAA .................................       267       266
   4.5% due 06/01/19 - AAA .................................       242       241
   4.5% due 05/01/24 - AAA .................................       243       238
   4.5% due 08/01/33 - AAA .................................       331       320
   4.5% due 10/01/33 - AAA .................................       188       181
   5.0% due 01/01/18 - AAA .................................       735       747
   5.0% due 02/01/18 - AAA .................................       881       895
   5.0% due 03/01/18 - AAA .................................       322       327
   5.0% due 06/01/23 - AAA .................................       244       245
   5.0% due 04/01/24 - AAA .................................       381       382
   5.0% due 06/01/33 - AAA .................................       483       481
   5.0% due 09/01/33 - AAA .................................       904       899
   5.0% due 10/01/33 - AAA .................................     1,365     1,358
   5.0% due 05/01/34 - AAA .................................       242       240
   5.0% due 06/01/34 - AAA .................................       237       235
   5.0% due 07/01/34 - AAA .................................       483       480
   5.0% due 08/01/34 - AAA .................................       689       685
   5.5% due 06/01/16 - AAA .................................       190       197
   5.5% due 03/01/17 - AAA .................................       114       118
   5.5% due 06/01/17 - AAA .................................       170       176
   5.5% due 01/01/18 - AAA .................................       307       317
   5.5% due 10/01/18 - AAA .................................       149       154
   5.5% due 02/01/23 - AAA .................................       454       465
   5.5% due 04/01/32 - AAA .................................       128       130
   5.5% due 01/01/33 - AAA .................................       671       683
   5.5% due 02/01/33 - AAA .................................       833       847
   5.5% due 04/01/33 - AAA .................................       845       860
   5.5% due 06/01/33 - AAA .................................       366       373
   5.5% due 12/01/33 - AAA .................................       261       266
   5.5% due 01/01/34 - AAA .................................       349       355
   5.5% due 02/01/34 - AAA .................................       454       461
   5.5% due 03/01/34 - AAA .................................       196       200
   5.5% due 05/01/34 - AAA .................................       235       239
   5.5% due 06/01/34 - AAA .................................       296       301
   5.5% due 09/01/34 - AAA .................................       242       246
   5.5% due 12/01/34 - AAA .................................       400       407
   6.0% due 08/01/14 - AAA .................................        60        63
   6.0% due 10/01/14 - AAA .................................       132       138
   6.0% due 07/01/16 - AAA .................................       100       105
   6.0% due 11/01/16 - AAA .................................        57        60
   6.0% due 02/01/17 - AAA .................................       120       126
   6.0% due 02/01/17 - AAA .................................       105       110
   6.0% due 06/01/22 - AAA .................................       132       137
   6.0% due 05/01/29 - AAA .................................       156       161
   6.0% due 08/01/29 - AAA .................................       110       113
   6.0% due 07/01/31 - AAA .................................        84        87
   6.0% due 01/01/32 - AAA .................................        91        94
   6.0% due 02/01/32 - AAA .................................       523       541
   6.0% due 11/01/32 - AAA .................................       536       555
   6.0% due 12/01/32 - AAA .................................       361       373
   6.0% due 02/01/33 - AAA .................................       216       223
   6.0% due 11/01/33 - AAA .................................    $  199    $  205
   6.0% due 01/01/34 - AAA .................................       415       429
   6.0% due 10/01/34 - AAA .................................       298       308
   6.5% due 11/01/15 - AAA .................................        16        17
   6.5% due 07/01/16 - AAA .................................        73        78
   6.5% due 11/01/16 - AAA .................................        98       104
   6.5% due 05/01/17 - AAA .................................        58        62
   6.5% due 01/01/21 - AAA .................................        33        35
   6.5% due 06/01/21 - AAA .................................       128       135
   6.5% due 09/01/28 - AAA .................................        33        35
   6.5% due 06/01/29 - AAA .................................         7         7
   6.5% due 07/01/29 - AAA .................................       105       111
   6.5% due 11/01/30 - AAA .................................        44        47
   6.5% due 12/01/30 - AAA .................................        21        22
   6.5% due 03/01/31 - AAA .................................       154       162
   6.5% due 05/01/31 - AAA .................................       175       184
   6.5% due 07/01/31 - AAA .................................        18        19
   6.5% due 11/01/31 - AAA .................................       137       143
   6.5% due 12/01/31 - AAA .................................       282       296
   6.5% due 04/01/32 - AAA .................................        74        78
   6.5% due 05/01/32 - AAA .................................        28        29
   6.5% due 08/01/32 - AAA .................................       316       332
   6.5% due 08/01/32 - AAA .................................       141       148
   7.0% due 02/01/16 - AAA .................................        46        49
   7.0% due 04/01/29 - AAA .................................       125       133
   7.0% due 02/01/30 - AAA .................................        80        85
   7.0% due 04/01/31 - AAA .................................        10        11
   7.0% due 05/01/31 - AAA .................................        36        38
   7.0% due 07/01/31 - AAA .................................        24        26
   7.0% due 08/01/31 - AAA .................................        57        61
   7.0% due 04/01/32 - AAA .................................       122       130
   7.1% due 04/10/07 - AAA .................................     2,500     2,705
   7.5% due 02/01/16 - AAA .................................        16        17
   7.5% due 09/01/30 - AAA .................................        10        10
   7.5% due 11/01/30 - AAA .................................        49        52
   7.5% due 03/01/32 - AAA .................................        95       102
   8.0% due 02/01/30 - AAA .................................        28        30
   8.0% due 09/01/30 - AAA .................................        14        15
   8.5% due 10/01/31 - AAA .................................        44        48
   Federal Home Loan Mortgage Corp. - Debs.
   5.75% due 04/15/08 - AAA ................................     2,500     2,670
   5.75% due 01/15/12 - AAA ................................       600       654
   6.0% due 06/15/11 - AAA .................................     1,000     1,102
   7.0% due 07/15/05 - AAA .................................       855       874
   6.25% due 07/15/32 - AAA ................................        50        57
   Federal Home Loan Mortgage Corp. - Notes
   2.75% due 08/15/06 - AAA ................................     1,300     1,291
   4.0% due 05/01/09 - AAA .................................       130       130
   5.0% due 11/01/07 - AAA .................................        71        72
   5.0% due 10/01/09 - AAA .................................        93        94
   6.0% due 01/01/09 - AAA .................................        61        62
   6.625% due 09/15/09 - AAA ...............................       320       358

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. - Bonds
   4.0% due 09/01/18 - AAA .................................    $  196    $  192
   4.0% due 12/01/18 - AAA .................................       303       297
   4.0% due 03/01/19 - AAA .................................       383       374
   4.0% due 04/01/19 - AAA .................................        97        95
   4.5% due 04/01/18 - AAA .................................       541       541
   4.5% due 05/01/18 - AAA .................................       907       907
   4.5% due 10/01/18 - AAA .................................       745       744
   4.5% due 12/01/18 - AAA .................................       743       742
   4.5% due 09/01/33 - AAA .................................       207       200
   4.5% due 10/01/33 - AAA .................................       516       499
   4.5% due 06/01/34 - AAA .................................       129       125
   5.0% due 12/01/17 - AAA .................................       399       406
   5.0% due 04/01/18 - AAA .................................       799       813
   5.0% due 06/01/18 - AAA .................................       366       373
   5.0% due 06/01/19 - AAA .................................       176       179
   5.0% due 07/01/19 - AAA .................................       941       957
   5.0% due 03/01/23 - AAA .................................       827       841
   5.0% due 08/01/23 - AAA .................................       537       539
   5.0% due 11/01/32 - AAA .................................       395       393
   5.0% due 06/01/33 - AAA .................................       987       981
   5.0% due 08/01/33 - AAA .................................     1,146     1,139
   5.0% due 09/01/33 - AAA .................................       759       755
   5.0% due 09/01/33 - AAA .................................       969       963
   5.0% due 12/01/33 - AAA .................................       591       587
   5.0% due 05/01/34 - AAA .................................       374       372
   5.0% due 07/01/34 - AAA .................................       588       584
   5.0% due 11/01/34 - AAA .................................       400       397
   5.5% due 03/01/16 - AAA .................................        40        42
   5.5% due 04/01/16 - AAA .................................        30        31
   5.5% due 02/01/17 - AAA .................................       203       210
   5.5% due 04/01/17 - AAA .................................       136       141
   5.5% due 07/01/17 - AAA .................................       221       229
   5.5% due 09/01/17 - AAA .................................       360       373
   5.5% due 05/01/19 - AAA .................................       146       151
   5.5% due 02/01/23 - AAA .................................       347       355
   5.5% due 01/01/32 - AAA .................................       665       676
   5.5% due 12/01/32 - AAA .................................       411       418
   5.5% due 12/25/32 - AAA (b) .............................       300       305
   5.5% due 02/01/33 - AAA .................................       440       448
   5.5% due 03/01/33 - AAA .................................       356       362
   5.5% due 04/01/33 - AAA .................................     1,491     1,516
   5.5% due 06/01/33 - AAA .................................     1,008     1,024
   5.5% due 08/01/33 - AAA .................................     1,486     1,510
   5.5% due 12/01/33 - AAA .................................       827       840
   5.5% due 01/01/34 - AAA .................................       724       736
   5.5% due 05/01/34 - AAA .................................       277       282
   5.5% due 06/01/34 - AAA .................................       506       514
   5.5% due 08/01/34 - AAA .................................       281       285
   5.5% due 11/01/34 - AAA .................................       350       355
   5.5% due 01/01/35 - AAA .................................       450       457
   6.0% due 05/01/14 - AAA .................................        28        29
   6.0% due 02/01/16 - AAA .................................    $   86    $   90
   6.0% due 07/01/17 - AAA .................................       336       352
   6.0% due 08/01/17 - AAA .................................       150       157
   6.0% due 01/01/29 - AAA .................................       122       127
   6.0% due 08/01/30 - AAA .................................       196       203
   6.0% due 07/01/31 - AAA .................................        81        85
   6.0% due 11/01/31 - AAA .................................       247       255
   6.0% due 01/01/32 - AAA .................................       282       292
   6.0% due 02/01/32 - AAA .................................       101       104
   6.0% due 03/01/32 - AAA .................................       304       315
   6.0% due 04/01/32 - AAA .................................       176       182
   6.0% due 10/01/32 - AAA .................................       322       333
   6.0% due 12/01/32 - AAA .................................       173       179
   6.0% due 04/01/33 - AAA .................................       261       270
   6.0% due 05/01/33 - AAA .................................       504       522
   6.0% due 02/01/34 - AAA .................................       229       237
   6.0% due 04/01/34 - AAA .................................       194       200
   6.0% due 08/01/34 - AAA .................................       453       468
   6.0% due 09/01/34 - AAA .................................       385       398
   6.125% due 03/15/12 - AAA ...............................     1,000     1,111
   6.5% due 02/01/15 - AAA .................................        31        33
   6.5% due 07/01/16 - AAA .................................       211       224
   6.5% due 07/01/17 - AAA .................................        74        79
   6.5% due 03/01/22 - AAA .................................       182       192
   6.5% due 11/01/29 - AAA .................................        66        69
   6.5% due 12/01/30 - AAA .................................        53        56
   6.5% due 01/01/31 - AAA .................................         5         5
   6.5% due 02/01/31 - AAA .................................        93        97
   6.5% due 05/01/31 - AAA .................................
   6.5% due 07/01/31 - AAA .................................        48        50
   6.5% due 08/01/31 - AAA .................................        59        62
   6.5% due 12/01/31 - AAA .................................       114       120
   6.5% due 02/01/32 - AAA .................................       121       127
   6.5% due 04/01/32 - AAA .................................       425       446
   6.5% due 05/01/32 - AAA .................................       513       539
   6.5% due 07/01/32 - AAA .................................       393       413
   6.5% due 01/01/34 - AAA .................................       208       218
   7.0% due 12/01/15 - AAA .................................        56        59
   7.0% due 03/01/16 - AAA .................................        43        45
   7.0% due 01/01/30 - AAA .................................        70        74
   7.0% due 02/01/31 - AAA .................................        77        82
   7.0% due 04/01/31 - AAA .................................        19        20
   7.0% due 05/01/31 - AAA .................................        73        78
   7.0% due 08/01/31 - AAA .................................       119       126
   7.0% due 12/01/31 - AAA .................................       157       167
   7.0% due 02/01/32 - AAA .................................        93        99
   7.0% due 05/01/32 - AAA .................................        44        47
   7.0% due 10/01/32 - AAA .................................       104       111
   7.5% due 10/01/15 - AAA .................................        41        43
   7.5% due 09/01/30 - AAA .................................        99       107
   7.5% due 11/01/30 - AAA .................................        13        13
   7.5% due 06/01/31 - AAA .................................       101       108
   7.5% due 08/01/31 - AAA .................................       110       118

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                              -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued
U.S. Government Agencies - Continued
   8.0% due 08/01/30 - AAA .................................    $   23   $    25
   8.0% due 09/01/31 - AAA .................................       115       125
   8.5% due 09/01/30 - AAA .................................        24        26
   7.125% due 01/15/30 - AAA ...............................       209       263
   7.25% due 05/15/30 - # AAA ..............................       150       192
   Federal National Mortgage Assoc. - Debs.
   6.375% due 06/15/09 - AAA ...............................       800       883
   6.25% due 05/15/29 - AAA ................................       915     1,041
   6.625% due 11/15/30 - AAA ...............................       130       155
   Federal National Mortgage Assoc. - Notes
   4.0% due 11/01/10 - AAA .................................       382       380
   5.5% due 01/01/09 - AAA .................................        68        69
   6.0% due 10/01/12 - AAA .................................        90        94
   6.625% due 09/15/09 - AAA ...............................       750       837
   5.0% due 01/15/07 - # AAA ...............................       400       414
   Government National Mortgage Assoc. - Bonds
   4.5% due 05/15/19 - AAA .................................        95        96
   4.5% due 08/15/33 - AAA .................................       178       174
   5.0% due 05/15/18 - AAA .................................       174       178
   5.0% due 08/15/33 - AAA .................................       400       401
   5.0% due 09/15/33 - AAA .................................       171       172
   5.0% due 10/15/33 - AAA .................................       425       426
   5.0% due 06/15/34 - AAA .................................       291       291
   5.5% due 11/15/32 - AAA .................................       867       887
   5.5% due 03/15/33 - AAA .................................       334       341
   5.5% due 04/15/33 - AAA .................................       329       336
   5.5% due 09/15/33 - AAA .................................       326       334
   5.5% due 03/15/34 - AAA .................................       298       305
   5.5% due 06/15/34 - AAA .................................       159       162
   5.5% due 11/15/34 - AAA .................................       250       255
   6.0% due 04/15/17 - AAA .................................       111       117
   6.0% due 07/15/29 - AAA .................................       152       157
   6.0% due 05/15/31 - AAA .................................       166       173
   6.0% due 04/15/32 - AAA .................................       212       220
   6.0% due 11/15/32 - AAA .................................       367       381
   6.0% due 01/15/33 - AAA .................................       187       193
   6.0% due 04/15/33 - AAA .................................       152       158
   6.0% due 11/15/33 - AAA .................................       230       238
   6.0% due 01/15/34 - AAA .................................       109       113
   6.0% due 07/15/34 - AAA .................................       150       155
   6.5% due 01/15/16 - AAA .................................        34        37
   6.5% due 05/15/28 - AAA .................................       164       173
   6.5% due 04/15/31 - AAA .................................        72        76
   6.5% due 05/15/31 - AAA .................................       237       250
   6.5% due 08/15/31 - AAA .................................        27        28
   6.5% due 01/15/32 - AAA .................................       170       180
   6.5% due 02/15/32 - AAA .................................       165       173
   6.5% due 05/15/32 - AAA .................................       150       158
   6.5% due 01/15/33 - AAA .................................       191       201
   7.0% due 08/15/29 - AAA .................................        71        76
   7.0% due 12/15/30 - AAA .................................    $  159   $   170
   7.0% due 03/15/31 - AAA .................................       179       190
   7.0% due 06/15/31 - AAA .................................        28        30
   7.0% due 08/15/31 - AAA .................................        55        58
   7.0% due 09/15/31 - AAA .................................        99       105
   7.0% due 05/15/32 - AAA .................................        65        69
   7.5% due 08/15/29 - AAA .................................        79        85
   7.5% due 09/15/30 - AAA .................................        46        49
   7.5% due 01/15/31 - AAA .................................        10        10
   7.5% due 06/15/32 - AAA .................................       100       108
   8.0% due 02/15/31 - AAA .................................        55        59
   8.0% due 04/15/31 - AAA .................................        52        56
   8.0% due 07/15/31 - AAA .................................         1         1
   8.5% due 09/15/30 - AAA .................................         7         8
   9.0% due 01/15/31 - AAA .................................        21        23
                                                                         -------
                                                                          87,920
U.S. Government - 22.6%
   U.S. Treasury - Bonds
   5.375% due 02/15/31 - # AAA .............................       165       178
   5.5% due 08/15/28  - # AAA ..............................       270       292
   6.125% due 11/15/27  - # AAA ............................       520       607
   6.125% due 08/15/29 - # AAA .............................       100       117
   6.25% due 05/15/30 - # AAA ..............................     2,300     2,750
   6.5% due 11/15/26 - AAA .................................       300       364
   6.625% due 02/15/27 - # AAA .............................       295       364
   6.75% due 08/15/26 - # AAA ..............................       775       967
   7.25% due 05/15/16 - # AAA ..............................     1,000     1,252
   7.5% due 11/15/16 - # AAA ...............................     2,200     2,811
   7.875% due 02/15/21 - # AAA .............................       900     1,216
   8.125% due 08/15/19 - # AAA .............................     1,000     1,365
   8.75% due 08/15/20 - # AAA ..............................     1,400     2,024
   8.875% due 08/15/17  - # AAA ............................     1,450     2,055
   9.25% due 02/15/16 - AAA ................................       800     1,142
   10.375% due 11/15/12 - # AAA ............................     3,300     3,934
   11.25% due 02/15/15 - # AAA .............................       260       409
   11.75% due 02/15/05 - # AAA .............................       250       253
   11.75% due 11/15/14 - AAA ...............................       465       631
   12.0% due 08/15/13 - # AAA ..............................     1,000     1,289
   12.75% due 11/15/10 - AAA ...............................     1,000     1,084
   13.25% due 05/15/14 - # AAA .............................     1,200     1,667
   U.S. Treasury - Notes
   1.25% due 05/31/05 - # AAA ..............................       100       100
   2.0% due 05/15/06 - # AAA ...............................       200       198
   3.125% due 04/15/09 - AAA ...............................       600       591
   3.25% due 08/15/07 - # AAA ..............................       525       526
   3.375% due 11/15/08 - # AAA .............................     2,700     2,693
   3.375% due 12/15/08 - # AAA .............................     1,000       997
   4.25% due 08/15/13 - # AAA ..............................       400       403
   4.625% due 05/15/06 - # AAA .............................       100       102
   4.75% due 11/15/08 - # AAA ..............................     1,200     1,257
   4.75% due 05/15/14 - # AAA ..............................       230       240
   5.0% due 02/15/11 - # AAA ...............................     1,100     1,170

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
BOND INDEX FUND

                                                              Par        Market
                         Name of Issuer                      Value       Value
                         --------------                     -------    --------
                                                            (000's)     (000's)
PUBLICLY-TRADED BONDS - Continued
U.S. Government - Continued
   5.0% due 08/15/11 - # AAA ............................   $ 2,035    $  2,166
   5.5% due 02/15/08 - # AAA ............................       500         533
   6.0% due 08/15/09 - # AAA ............................       500         551
   6.5% due 10/15/06 - # AAA ............................     5,550       5,883
   7.0% due 07/15/06 - # AAA ............................     1,450       1,537
                                                                       --------
                                                                         45,718
Wireless Telecommunications Services - 0.2% AT&T
   Wireless, Inc. - Notes
   7.875% due 03/01/11 - A ..............................       300         354
                                                                       --------
                             TOTAL PUBLICLY-TRADED BONDS-
                                          (Cost $193,908)      98.1%    198,123

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 22%
   State Street Navigator Securities Lending
      Portfolio .........................................    44,410      44,410

SHORT-TERM INVESTMENTS - 1.6%

Investment in joint trading account
   2.29% due 01/03/05
   (Cost $3,315) ........................................     3,315       3,315
                                                            -------    --------
                                       TOTAL INVESTMENTS-
                                          (Cost $241,633)     121.7%    245,848
                     Payables, less cash and receivables-     (21.7)%   (43,913)
                                                            -------    --------
                                              NET ASSETS-     100.0%   $201,935
                                                            =======    ========

#    At December 31, 2004 all or portion of this security was out on loan.
(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $474 or 0.2% of net assets of the Portfolio.
(b)  To Be Announced.
**   Bond ratings are not audited.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Bond Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
          $115                      2.71%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $43,674                   $44,410

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

     When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such as that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparts to perform under the contract.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                           Between
                     $100 Million and    Excess Over
First $100 Million     $250 Million     $250 Million
------------------   ----------------   ------------
       0.15%               0.13%            0.11%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John
Hancock and JHVLICO were $47 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Standish Mellon Asset Management Company, LLC, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $46,456           $35,536

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $241,659       $5,436        $(1,247)         $4,189

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss or difference in accretion/amortization. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--             $--            $4,189

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $9,264                 $  310                  $ 91
2003          9,830                  1,105                   689

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Bond Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond Index Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Earnings Growth Fund
Fidelity Management & Research Company                                Joseph Day
--------------------------------------------------------------------------------

..    The manager employs a bottom-up research approach to identify companies with above average, long-term growth potential and that are reasonably priced.

Fund Commentary

Performance: For the year 2004, the Earnings Growth Fund returned +2.65%, underperforming the +6.30% return of the Russell 1000 Growth Index.

Environment: The strong fourth-quarter rally helped equities to post solid returns for 2004 overall, with the S&P 500 Index gaining more than 10%. This marked the first time since 1999 that the U.S. stock market posted gains two years in a row. While Technology issues were squarely in positive territory, the group lagged the broader market, with the technology-heavy NASDAQ Composite Index gaining 8.6%. Small-caps were particularly strong performers for the year, with the Russell 2000 Index gaining another 18% following a gain in 2003 of almost 50%.

The Fund underperformed the Russell 1000 Growth Index for the year. Security selection in Technology detracted from results, as the portfolio underweighted a computer hardware company that benefited from the success of its portable digital music devices. Security selection in Consumer Discretionary also detracted from the portfolio's performance. On the flip side, an overweighting in Energy stocks helped relative returns for the year. Specifically, oil service stocks performed well as the price of oil rose during 2004. The Fund also benefited from security selection in Consumer Staples stocks.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/96 (Fund Inception Date)

           Earnings          Earnings
         Growth Fund   Growth Benchmark (1)
         -----------   --------------------
Apr-96     $10,000           $10,000
May-96      10,252            10,204
Jun-96      10,020             9,896
Jul-96       9,186             9,128
Aug-96       9,881             9,622
Sep-96      10,473            10,233
Oct-96      10,325            10,113
Nov-96      10,408            10,709
Dec-96      10,269            10,529
Jan-97       9,994            10,994
Feb-97       9,827            10,752
Mar-97       9,079            10,145
Apr-97       9,186            10,393
May-97      10,176            11,325
Jun-97      10,693            11,638
Jul-97      10,907            12,752
Aug-97      10,950            12,627
Sep-97      11,734            13,266
Oct-97      11,371            12,601
Nov-97      11,547            12,734
Dec-97      11,980            12,900
Jan-98      11,743            12,668
Feb-98      12,727            13,859
Mar-98      13,429            14,440
Apr-98      13,656            14,636
May-98      13,098            14,035
Jun-98      14,211            14,432
Jul-98      14,045            13,814
Aug-98      11,448            11,177
Sep-98      12,370            12,022
Oct-98      13,332            12,907
Nov-98      14,295            13,777
Dec-98      16,660            15,204
Jan-99      17,539            15,660
Feb-99      16,892            14,894
Mar-99      19,063            15,724
Apr-99      20,313            16,441
May-99      20,063            16,229
Jun-99      21,164            17,362
Jul-99      20,863            16,810
Aug-99      21,977            16,635
Sep-99      22,828            16,493
Oct-99      26,427            17,768
Nov-99      29,295            19,609
Dec-99      36,370            23,003
Jan-00      37,510            22,999
Feb-00      44,729            27,833
Mar-00      37,380            27,861
Apr-00      32,525            25,156
May-00      30,325            23,322
Jun-00      34,862            25,796
Jul-00      32,535            24,163
Aug-00      36,543            27,807
Sep-00      32,968            26,447
Oct-00      30,025            24,638
Nov-00      21,906            19,284
Dec-00      23,328            20,301
Jan-01      24,488            21,460
Feb-01      18,721            17,747
Mar-01      15,606            15,208
Apr-01      18,495            17,743
May-01      18,248            17,659
Jun-01      17,499            17,668
Jul-01      16,633            16,477
Aug-01      15,130            15,283
Sep-01      12,868            12,757
Oct-01      13,666            14,097
Nov-01      14,501            15,616
Dec-01      14,713            16,209
Jan-02      13,396            15,682
Feb-02      12,497            14,793
Mar-02      13,256            15,922
Apr-02      12,970            15,079
May-02      12,490            14,715
Jun-02      11,117            13,353
Jul-02      10,118            12,619
Aug-02      10,152            12,657
Sep-02       9,438            11,344
Oct-02      10,094            12,385
Nov-02      10,636            13,057
Dec-02       9,948            12,155
Jan-03       9,803            11,859
Feb-03       9,652            11,805
Mar-03       9,912            12,024
Apr-03      10,462            12,913
May-03      10,924            13,557
Jun-03      10,992            13,745
Jul-03      11,177            14,087
Aug-03      11,433            14,438
Sep-03      11,299            14,283
Oct-03      11,823            15,086
Nov-03      11,917            15,244
Dec-03      12,415            15,772
Jan-04      12,586            16,093
Feb-04      12,660            16,196
Mar-04      12,392            15,895
Apr-04      12,308            15,711
May-04      12,429            16,003
Jun-04      12,627            16,203
Jul-04      12,002            15,288
Aug-04      11,930            15,213
Sep-04      11,945            15,357
Oct-04      12,048            15,597
Nov-04      12,353            16,133
Dec-04      12,743            16,766

Value on 12/31/04:
------------------
$12,743 Earnings Growth Fund
$16,766 Earnings Growth Benchmark(1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Microsoft Corp.                                                          5.2%
Pfizer, Inc.                                                             3.9%
General Electric Co.                                                     3.4%
Intel Corp.                                                              3.4%
Johnson & Johnson                                                        2.9%
Wal-Mart Stores, Inc.                                                    2.7%
Procter & Gamble Co.                                                     2.6%
Cisco Systems, Inc.                                                      2.6%
Gillette Co.                                                             2.5%
Dell, Inc.                                                               2.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                Earnings    Earnings Growth Fund
                                              Growth Fund       Benchmark/1/
                                              -----------   --------------------
1 Year                                            2.65%             6.30%
3 Years                                          -4.67%             1.13%
5 Years                                         -18.92%            -6.13%
Since Inception (5/1/96)                          2.83%             6.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Information Technology                                                  27.8%
Health Care                                                             20.8%
Consumer Discretionary                                                  13.8%
Industrials                                                             11.7%
Consumer Staples                                                        11.6%
Financials                                                               7.2%
Energy                                                                   2.7%
Telecommunication Services                                               2.6%
Materials                                                                0.9%
Governments                                                              0.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represents past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Earnings Growth Fund Benchmark represents the Russell Mid Cap Growth Index from May 1996 to April 2002 and then the Russell 1000 Growth Index from May 2002 to present.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Earnings Growth Fund
Fidelity Management & Research Company                                Joseph Day
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As an Earnings Growth Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,009.30
Expense paid per $1,000*                                               $    5.36

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.80
Expense paid per $1,000*                                               $    5.39

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Earnings Growth Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $623 of
   securities loaned (Note B)) ....................................   $ 156,164
Net unrealized appreciation of investments ........................      24,533
Short-term investments at value ...................................       3,688
                                                                      ---------
      Total investments ...........................................     184,385
Receivable for:
   Investments sold ...............................................          19
   Dividends ......................................................         152
                                                                      ---------
Total assets ......................................................     184,556
                                                                      ---------

LIABILITIES
Payables for:
   Fund shares purchased ..........................................         130
   Collateral for securities on loan ..............................         642
   Accrued operating expenses .....................................          39
                                                                      ---------
Total liabilities .................................................         811
                                                                      ---------
Net assets ........................................................   $ 183,745
                                                                      =========
Shares outstanding, $0.01 Par Value (unlimited
   shares authorized) .............................................      22,087
                                                                      ---------
Net asset value per share .........................................   $    8.32
                                                                      =========
Composition of net assets:
   Capital paid-in ................................................   $ 468,016
   Accumulated net realized loss on investments ...................    (308,804)
   Net unrealized appreciation of investments .....................      24,533
                                                                      ---------
Net assets ........................................................   $ 183,745
                                                                      =========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Earnings Growth Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    28
   Dividends (net of foreign withholding tax
      of $1) ........................................................     3,312
   Securities lending ...............................................        27
                                                                        -------
Total investment income .............................................     3,367
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................     1,791
   Auditors fees ....................................................        26
   Custodian fees ...................................................        71
   Legal fees .......................................................        32
   Printing & mailing fees ..........................................        32
   Trustees' fees ...................................................         6
   Other fees .......................................................         6
                                                                        -------
Total expenses ......................................................     1,964
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................       (18)
                                                                        -------
Net expenses ........................................................     1,946
                                                                        -------
Net investment income ...............................................     1,421
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments .................................     8,176
   Change in unrealized depreciation on
      investments ...................................................    (4,961)
                                                                        -------
Net realized and unrealized gain ....................................     3,215
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $ 4,636
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Earnings Growth Fund
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2004          2003(a)
                                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...............................................     $  1,421       $    301
   Net realized gain ...................................................        8,176          2,598
   Change in net unrealized appreciation (depreciation) ................       (4,961)        36,150
                                                                             --------       --------
      Net increase in net assets resulting from operations .............        4,636         39,049
Distributions to shareholders from:
   Net investment income ...............................................       (1,421)          (118)
   Capital paid-in .....................................................                      (3,010)
                                                                             --------       --------
      Decrease in net assets resulting from distributions ..............       (1,421)        (3,128)
From fund share transactions:
   Proceeds from shares sold ...........................................       25,045         40,423
   Distributions reinvested ............................................        1,421          3,128
   Payment for shares redeemed .........................................      (42,301)       (42,966)
                                                                             --------       --------
      Increase (decrease) in net assets from fund share transactions ...      (15,835)           585
                                                                             --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ..................................      (12,620)        36,506

NET ASSETS
   Beginning of Period .................................................      196,365        159,859
                                                                             --------       --------
   End of Period (including undistributed net investment income of
      $0 and $0, respectively) .........................................     $183,745       $196,365
                                                                             ========       ========
Analysis of fund share transactions:
   Sold ................................................................        3,063          5,521
   Reinvested ..........................................................          176            388
   Redeemed ............................................................       (5,194)        (5,896)
                                                                             --------       --------
Net increase (decrease) in fund shares outstanding .....................       (1,955)            13
                                                                             ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                      Earnings Growth Fund
                                                   ----------------------------------------------------------
                                                                     Year Ended December 31,
                                                   ----------------------------------------------------------
                                                     2004       2003(c)(g)       2002       2001       2000
                                                   --------     ----------     --------   --------   --------
Net Assets Value at Beginning of Period ........   $   8.17      $   6.65      $   9.84   $  15.60   $  29.22
Income from Investment Operations:
   Net Investment Income (Loss) ................       0.04          0.01         (0.04)     (0.06)     (0.05)
   Net Realized and Unrealized Gain (Loss) on
     Investment(a) .............................       0.17          1.64         (3.15)     (5.70)    (10.49)
                                                   --------      --------      --------   --------   --------
   Total From Investment Operations ............       0.21          1.65         (3.19)     (5.76)    (10.54)
Less Distributions:
   Distribution from Net Investment Income .....      (0.06)              (f)
   Distribution from Net Realized Gains on
      Investments ..............................                                                        (0.41)
   Distribution from Excess of Net Investment
      Income/Gains .............................                                                        (1.61)
   Distribution from Capital Paid-in ...........                    (0.13)                              (1.06)
                                                   --------      --------      --------   --------   --------
   Total Distributions .........................      (0.06)        (0.13)                              (3.08)
                                                   --------      --------      --------   --------   --------
Net Assets Value at End of Period ..............       8.32      $   8.17      $   6.65   $   9.84   $  15.60
                                                   ========      ========      ========   ========   ========
Total Investment Return(b) .....................       2.65%        24.80%       (32.39)%   (36.93)%   (35.86)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ...................................       1.05%(e)      1.05%(d)      1.04%      0.94%      0.85%
   Ratio of Net Investment Income (Loss) to
      Average Net Assets .......................       0.76%         0.17%        (0.42)%    (0.49)%    (0.43)%
   Portfolio Turnover Rate .....................      30.41%       124.28%       192.54%    111.69%    140.94%
Net Assets End of Period (000s Omitted) ........   $183,745      $196,365      $159,859   $245,899   $393,988

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with Fidelity Management Company during the period shown.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.07% for the years ended December 31, 2003.
(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(f)  Amount less than $0.01.
(g)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 1.2%
   Boeing Co. ..............................................    36,900    $1,910
   Precision Castparts Corp. ...............................     4,300       283
                                                                          ------
                                                                           2,193
Air Freight & Couriers - 1.3%
   United Parcel Service, Inc. - Cl. B .....................    28,900     2,470
Auto Components - 0.2%
   Gentex Corp. # ..........................................     8,500       315
Banks - 1.7%
   Bank of America Corp. ...................................    32,000     1,504
   JP Morgan Chase & Co. ...................................    15,840       618
   Silicon Valley Bancshares * .............................     8,700       390
   Wachovia Corp. ..........................................    13,600       715
                                                                          ------
                                                                           3,227
Beverages - 1.2%
   Coca-Cola Co. ...........................................    18,300       762
   PepsiCo, Inc. ...........................................    28,800     1,503
                                                                          ------
                                                                           2,265
Biotechnology - 2.5%
   Amgen, Inc. * ...........................................    14,400       924
   Biogen IDEC, Inc. * .....................................    21,600     1,439
   Cephalon, Inc. # * ......................................     6,200       315
   Genetech, Inc. * ........................................    30,400     1,655
   Millennium Pharmaceuticals, Inc. * ......................    18,000       218
                                                                          ------
                                                                           4,551
Chemicals - 0.9%
   Dow Chemical Co. ........................................    10,700       530
   Monsanto Co. ............................................     7,900       439
   Praxair, Inc. ...........................................    15,300       675
                                                                          ------
                                                                           1,644
Commercial Services & Supplies - 2.4%
   Automatic Data Processing, Inc. .........................    24,200     1,073
   Cintas Corp. ............................................     8,700       382
   First Data Corp. ........................................    20,700       881
   Herman Miller, Inc. .....................................    18,000       497
   Paychex, Inc. ...........................................    20,700       705
   Waste Management, Inc. ..................................    30,100       901
                                                                          ------
                                                                           4,439
Communications Equipment - 3.9%
   Cisco Systems, Inc. * ...................................   241,415     4,659
   Juniper Networks, Inc. * ................................    19,400       528
   Qualcomm, Inc. ..........................................    46,700     1,980
                                                                          ------
                                                                           7,167
Computers & Peripherals - 5.1%
   Dell, Inc. * ............................................    89,600     3,776
   EMC Corp. * .............................................   129,900     1,931
   International Business Machines Corp. ...................    37,300    $3,677
                                                                          ------
                                                                           9,384
Credit Card - 0.3%
   MBNA Corp. ..............................................    20,600       581
Diversified Financials - 2.3%
   American Express Co. ....................................    39,800     2,244
   Citigroup, Inc. .........................................    12,003       578
   Goldman Sachs Group, Inc. ...............................     5,300       552
   Morgan Stanley, Dean Witter, Discover & Co. .............    14,200       788
                                                                          ------
                                                                           4,162
Diversified Telecommunication Services - 2.1%
   SBC Communications, Inc. ................................    69,400     1,788
   Verizon Communications ..................................    50,500     2,046
                                                                          ------
                                                                           3,834
Electronic Equipment & Instruments - 0.9%
   Amphenol Corp. - Cl. A * ................................    10,600       389
   Molex, Inc. .............................................    11,700       351
   Thermo Electron Corp. * .................................    13,500       408
   Waters Corp. * ..........................................    12,000       562
                                                                          ------
                                                                           1,710
Energy Equipment & Services - 2.6%
   Baker Hughes, Inc. ......................................    22,100       943
   BJ Services Co. .........................................    19,300       898
   Nabors Industries, Ltd. * ...............................    18,600       954
   Schlumberger, Ltd. ......................................    30,100     2,015
                                                                          ------
                                                                           4,810
Food & Drug Retailing - 1.4%
   Sysco Corp. .............................................    19,600       748
   Walgreen Co. ............................................    46,700     1,792
                                                                          ------
                                                                           2,540
Food Products - 1.8%
   ConAgra, Inc. ...........................................    19,300       568
   Hershey Foods Corp. .....................................    12,900       717
   J.M. Smucker Co. ........................................    17,400       819
   Kellogg Co. .............................................    13,900       621
   WM Wrigley Jr. Co. ......................................     8,300       574
                                                                          ------
                                                                           3,299
Health Care Equipment & Supplies - 3.0%
   Alcon, Inc. .............................................     7,200       580
   Bausch & Lomb, Inc. .....................................     3,400       219
   Baxter International, Inc. ..............................    22,900       791
   Becton, Dickinson & Co. .................................     6,900       392
   Medtronic, Inc. .........................................    51,780     2,572
   St. Jude Medical, Inc. * ................................    22,300       935
                                                                          ------
                                                                           5,489

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued
Health Care Providers & Services - 2.3%
   Caremark Rx, Inc. * .....................................    16,900   $   666
   Quest Diagnostics, Inc. .................................     4,800       459
   UnitedHealth Group, Inc. ................................    34,480     3,035
                                                                         -------
                                                                           4,160
Hotels Restaurants & Leisure - 0.4%
   McDonald's Crop. ........................................    21,600       693
Household Durables - 0.2%
   Leggett & Platt, Inc. ...................................    12,400       353
Household Products - 3.9%
   Clorox Co. ..............................................    18,700     1,102
   Colgate-Palmolive Co. ...................................    24,000     1,228
   Procter & Gamble Co. ....................................    86,700     4,775
                                                                         -------
                                                                           7,105
Industrial Conglomerates - 5.6%
   3M Co. ..................................................    27,300     2,241
   General Electric Co. ....................................   169,800     6,198
   Honeywell International, Inc. ...........................    15,400       545
   Tyco International, Ltd. ................................    36,300     1,297
                                                                         -------
                                                                          10,281
Insurance - 2.8%
   AFLAC, Inc. .............................................    20,370       812
   Ambac Financial Group, Inc. .............................     6,600       542
   American International Group, Inc. ......................    57,200     3,756
                                                                         -------
                                                                           5,110
Internet & Catalog Retail - 1.6%
   Amazon.com, Inc. * ......................................    41,410     1,834
   eBay, Inc. * ............................................     9,300     1,081
                                                                         -------
                                                                           2,915
Internet Software & Services - 0.9%
   McAfee, Inc. * ..........................................    15,300       443
   Yahoo, Inc. * ...........................................    32,200     1,213
                                                                         -------
                                                                           1,656
IT Consulting & Services - 0.5%
   Affiliated Computer Services, Inc. -
   Cl. A * .................................................    16,100       969
Machinery - 1.0%
   Danaher Corp. ...........................................    22,200     1,275
   Parker-Hannifin Corp. ...................................     7,200       545
                                                                         -------
                                                                           1,820
Media - 3.5%
   Clear Channel Communications, Inc. ......................    10,700       358
   Comcast Corp. - Cl. A *  ................................    18,800       626
   EchoStar Communications Corp. - Cl. A ...................     5,025       167
   Fox Entertainment Group, Inc. - Cl. A * .................    22,500       703
   Omnicom Group, Inc. .....................................     9,100       767
   The Walt Disney Co. .....................................    47,300     1,315
   Time Warner, Inc. * .....................................    50,851   $   989
   Univision Communications, Inc. - Cl. A * ................    12,800       375
   Viacom, Inc. - Cl. B ....................................    19,600       713
   XM Satellite Radio Holdings, Inc. - Cl. A* ..............     9,800       369
                                                                         -------
                                                                           6,382
Multiline Retail - 4.4%
   Big Lots, Inc. * ........................................    29,700       360
   J.C. Penney Co., Inc. ...................................    22,100       915
   Kohl's Corp. ............................................    21,100     1,042
   Target Corp. ............................................    17,900       930
   Wal-Mart Stores, Inc. ...................................    91,300     4,823
                                                                         -------
                                                                           8,070
Personal Products - 3.1%
   Avon Products, Inc. .....................................    20,960       811
   Estee Lauder Cos., Inc. - Cl. A .........................    10,400       476
   Gillette Co. ............................................    99,200     4,442
                                                                         -------
                                                                           5,729
Pharmaceuticals - 12.7%
   Abbott Laboratories .....................................    56,700     2,645
   Allergan, Inc. ..........................................     6,100       494
   Eli Lilly & Co. .........................................    12,225       694
   Johnson & Johnson .......................................    83,800     5,315
   Merck & Co., Inc. .......................................    44,200     1,420
   Pfizer, Inc. ............................................   264,324     7,108
   Schering-Plough Corp. ...................................   129,800     2,710
   Wyeth ...................................................    69,500     2,960
                                                                         -------
                                                                          23,346
Semiconductor Equipment & Products - 8.4%
   Altera Corp. * ..........................................    43,600       903
   Analog Devices, Inc. ....................................    53,000     1,957
   Applied Materials, Inc. * ...............................    84,095     1,438
   Intel Corp. .............................................   258,500     6,046
   KLA-Tencor Corp. * ......................................    16,045       748
   Linear Technology Corp. .................................    11,100       430
   Texas Instruments, Inc. .................................   122,475     3,015
   Xilinx, Inc. ............................................    28,800       854
                                                                         -------
                                                                          15,391
Software - 7.6%
   BEA Systems, Inc. * .....................................   115,100     1,020
   Cadence Design Systems, Inc. * ..........................    43,500       601
   Intuit, Inc. * ..........................................    18,900       832
   Microsoft Corp. .........................................   353,410     9,439
   National Instruments Corp. ..............................    15,300       417
   Oracle Corp. * ..........................................   124,000     1,701
                                                                         -------
                                                                          14,010
Specialty Retail - 2.8%
   CDW Corp. ...............................................     8,300       551
   Gap, Inc. ...............................................    19,100       403
   Home Depot, Inc. ........................................    66,800     2,855

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EARNINGS GROWTH FUND

                                                                         Market
                       Name of Issuer                          Shares    Value
                       --------------                          ------   -------
                                                                        (000's)
COMMON STOCK - Continued
Specialty Retail - Continued
   Lowe's Cos., Inc. .......................................   11,900   $    685
   Staples, Inc. ...........................................   21,200        715
                                                                        --------
                                                                           5,209
Textiles & Apparel - 0.5%
   Nike, Inc. - Cl. B ......................................   10,800        979
U.S. Government Agencies - 0.9%
   Federal Home Loan Mortgage Corp. ........................    5,100        376
   Federal National Mortgage Assoc .........................   17,509      1,247
                                                                        --------
                                                                           1,623
Wireless Telecommunications Services - 0.4%
   Nextel Communications, Inc. - Cl. A * ...................   27,200        816
                                                                        --------
                                         TOTAL COMMON STOCK-
                                             (Cost $156,164)     98.3%   180,697

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 0.3%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $  642         642
SHORT-TERM INVESTMENTS - 1.7%
   Investment in joint trading account
      2.29% due 01/03/05
      (Cost $3,046) ......................................    3,046       3,046
                                                             ------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $159,852)    100.3%    184,385
      Payables, less cash and receivables- ...............     (0.3)%      (640)
                                                             ------    --------
                                               NET ASSETS-    100.0%   $183,745
                                                             ======    ========

*    Non-income producing security.
#    At December 31, 2004 all or portion of this security was out on loan.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Earnings Growth Fund, (formerly Multi Cap Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For year ended December 31, 2004, the Fund had no bank borrowings.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
           $623                      $642

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004 the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $199,368, $105,946 and $2,956 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $1. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       1.00%             0.90%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $18.

     John Hancock has entered into a Sub-Advisory Agreement with Fidelity Management & Research Company, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $56,442           $70,035

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $160,386       $27,387       $(3,388)         $23,999

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on it's federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $308,270         $23,999

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $1,421                   $--                  $   --
2003            118                    --                   3,010

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Included in the Fund's 2004 distributions from ordinary income is $2 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distribution.

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Earnings Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Earnings Growth Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Equity Index Fund
SSgA Funds Management, Inc.                                     J. Tucker/J. May
--------------------------------------------------------------------------------

..    The manager attempts to track the performance of the S&P 500 Index by using a full replication strategy in which the Fund invests in each security at the weight represented within the index. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

Fund Commentary

Performance: For the year ending December 31, 2004, the Equity Index Fund returned +10.70%, underperforming the +10.87% return of its benchmark, the S&P 500 Index.

Environment: U.S. equity prices moved cautiously during the first three quarters of 2004. Returns on the S&P 500 were relatively flat through September as investors appeared concerned over Iraq, rising interest rates, rising oil prices, and the presidential election. In the fourth quarter, the S&P 500 rallied as oil prices fell and the election was completed. Energy stocks were a strong contributor to the S&P 500 return, aided by the rising price of oil. While the S&P 500 posted strong returns for the year, its medium and small counterparts posted even more impressive gains. The S&P MidCap 400 Index rose 16.5% for the year, and the S&P SmallCap Index rose 22.7%.

Outlook: The Equity Index Fund attempts to track the performance of the S&P 500 Index by fully replicating the index, after accounting for expenses. The fund attempts to match the index holdings and weights for each security in order to provide returns close to the index return.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/96 (Fund Inception Date)

           Equity Index Fund   S&P 500(R) Index (2)
           -----------------   --------------------
Apr-1996         $10,000              $10,000
May-1996          10,210               10,258
Jun-1996          10,231               10,300
Jul-1996           9,825                9,842
Aug-1996           9,971               10,050
Sep-1996          10,509               10,615
Oct-1996          10,787               10,906
Nov-1996          11,561               11,734
Dec-1996          11,423               11,504
Jan-1997          12,133               12,218
Feb-1997          12,221               12,317
Mar-1997          11,736               11,805
Apr-1997          12,409               12,510
May-1997          13,119               13,278
Jun-1997          13,727               13,870
Jul-1997          14,821               14,971
Aug-1997          13,993               14,139
Sep-1997          14,756               14,913
Oct-1997          14,267               14,415
Nov-1997          14,887               15,082
Dec-1997          15,169               15,342
Jan-1998          15,336               15,512
Feb-1998          16,441               16,631
Mar-1998          17,280               17,482
Apr-1998          17,455               17,658
May-1998          17,151               17,355
Jun-1998          17,850               18,060
Jul-1998          17,664               17,867
Aug-1998          15,096               15,284
Sep-1998          16,067               16,263
Oct-1998          17,369               17,586
Nov-1998          18,419               18,652
Dec-1998          19,485               19,727
Jan-1999          20,296               20,552
Feb-1999          19,669               19,913
Mar-1999          20,464               20,710
Apr-1999          21,252               21,512
May-1999          20,743               21,004
Jun-1999          21,905               22,170
Jul-1999          21,220               21,477
Aug-1999          21,115               21,371
Sep-1999          20,541               20,785
Oct-1999          21,834               22,101
Nov-1999          22,275               22,550
Dec-1999          23,593               23,878
Jan-2000          22,400               22,678
Feb-2000          21,978               22,249
Mar-2000          24,120               24,426
Apr-2000          23,394               23,691
May-2000          22,910               23,205
Jun-2000          23,475               23,777
Jul-2000          23,108               23,405
Aug-2000          24,546               24,859
Sep-2000          23,245               23,546
Oct-2000          23,146               23,447
Nov-2000          21,326               21,598
Dec-2000          21,434               21,704
Jan-2001          22,191               22,474
Feb-2001          20,164               20,425
Mar-2001          18,884               19,131
Apr-2001          20,350               20,618
May-2001          20,490               20,756
Jun-2001          19,989               20,250
Jul-2001          19,792               20,051
Aug-2001          18,550               18,796
Sep-2001          17,055               17,278
Oct-2001          17,379               17,608
Nov-2001          18,706               18,958
Dec-2001          18,866               19,125
Jan-2002          18,590               18,845
Feb-2002          18,229               18,482
Mar-2002          18,908               19,177
Apr-2002          17,756               18,015
May-2002          17,624               17,882
Jun-2002          16,365               16,608
Jul-2002          15,090               15,313
Aug-2002          15,184               15,414
Sep-2002          13,530               13,739
Oct-2002          14,717               14,948
Nov-2002          15,578               15,828
Dec-2002          14,658               14,897
Jan-2003          14,273               14,507
Feb-2003          14,057               14,289
Mar-2003          14,191               14,428
Apr-2003          15,359               15,617
May-2003          16,167               16,440
Jun-2003          16,369               16,650
Jul-2003          16,656               16,943
Aug-2003          16,977               17,274
Sep-2003          16,792               17,090
Oct-2003          17,740               18,058
Nov-2003          17,892               18,217
Dec-2003          18,825               19,172
Jan-2004          19,166               19,525
Feb-2004          19,431               19,796
Mar-2004          19,135               19,497
Apr-2004          18,830               19,191
May-2004          19,087               19,454
Jun-2004          19,454               19,831
Jul-2004          18,807               19,175
Aug-2004          18,883               19,252
Sep-2004          19,083               19,460
Oct-2004          19,373               19,757
Nov-2004          20,156               20,558
Dec-2004          20,841               21,257

Value on 12/31/04:
-----------------
$20,841 Equity Index Fund
$21,257 S&P 500(R) Index (2)

--------------------------------------------------------------------------------
Top Ten Holdings (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
General Electric Co.                                                     3.4%
Exxon Mobil Corp.                                                        2.9%
Microsoft Corp.                                                          2.6%
Citigroup, Inc.                                                          2.2%
Wal-Mart Stores, Inc.                                                    2.0%
Pfizer, Inc.                                                             1.8%
Bank of America Corp.                                                    1.7%
Johnson & Johnson                                                        1.7%
American International Group, Inc.                                       1.5%
International Business Machines Corp.                                    1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                         Equity Index    S&P 500
                                                            Fund/1/     Index/2/
                                                         ------------   --------
1 Year                                                      10.70%       10.87%
3 Years                                                      3.37%        3.59%
5 Years                                                     -2.45%       -2.30%
Since Inception (5/1/96)                                     8.83%        9.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Financials                                                              19.9%
Information Technology                                                  15.4%
Consumer Discretionary                                                  13.9%
Industrials                                                             12.7%
Health Care                                                             12.2%
Consumer Staples                                                         8.2%
Energy                                                                   6.9%
Telecommunication Services                                               3.3%
Utilities                                                                3.2%
Materials                                                                3.2%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses.) It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ Returns reflect waiver of advisory fee, reimbursement of all non-advisory fund expenses, and extra-ordinary capital contributions of $84,000 in 1996 and $250,000 in 1997.
/2/ "Standard & Poor's 500(R)" Index is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. "Standard & Poor 500(R)" Index is an unmanaged stock index commonly used as a broad measure of stock market performance.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Equity Index Fund
SSgA Funds Management, Inc.                                     J. Tucker/J. May
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As an Equity Index Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,071.20
Expense paid per $1,000*                                               $    1.13

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,024.04
Expense paid per $1,000*                                               $    1.11

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Equity Index Fund
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $797,537
Net unrealized appreciation of investments .........................     18,752
Short-term investments at value ....................................     24,612
                                                                       --------
      Total investments ............................................    840,901
Receivable for:
   Fund shares sold ................................................        102
   Dividends .......................................................      1,058
   Other receivables ...............................................         68
                                                                       --------
Total assets .......................................................    842,129
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................         28
   Accrued operating expenses ......................................        308
   Futures contracts variation margin ..............................         21
   Other payables ..................................................         23
                                                                       --------
Total liabilities ..................................................        380
                                                                       --------
Net assets .........................................................   $841,749
                                                                       ========

Shares outstanding, $0.01 Par Value (unlimited shares authorized) ..     54,576
                                                                       --------
Net asset value per share ..........................................   $  15.42
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $856,371
   Accumulated net realized loss on investments and futures
      transactions .................................................    (33,937)
   Net unrealized appreciation of:
      Investments ..................................................     18,752
      Futures ......................................................        563
                                                                       --------
Net assets .........................................................   $841,749
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Equity Index Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ........................................................   $    369
   Dividends .......................................................     14,555
                                                                       --------
Total investment income ............................................     14,924
                                                                       --------

EXPENSES
   Investment advisory fee .........................................        961
   Auditors fees ...................................................         88
   Custodian fees ..................................................        189
   Fidelity Bond fees ..............................................          2
   Legal fees ......................................................        111
   Printing & mailing fees .........................................        111
   Trustees' fees ..................................................         21
   Other fees ......................................................         81
                                                                       --------
Total expenses .....................................................      1,564
   Less custodian expense reduction offset by commission
      recapture arrangement (Note C) ...............................        (30)
                                                                       --------
Net expenses .......................................................      1,534
                                                                       --------
Net investment income ..............................................     13,390
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ..................................................     (3,028)
      Financial futures contracts ..................................      2,184
   Change in unrealized appreciation (depreciation) on:
      Investments ..................................................     67,351
      Financial futures contracts ..................................       (136)
                                                                       --------
Net realized and unrealized gain ...................................     66,371
                                                                       --------
Net increase in net assets resulting from operations ...............   $ 79,761
                                                                       ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Equity Index Fund
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2004          2003(a)
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................    $  13,390       $  8,718
   Net realized loss .........................................         (844)        (1,233)
   Change in net unrealized appreciation .....................       67,215        135,781
                                                                  ---------       --------
      Net increase in net assets resulting from operations ...       79,761        143,266
Distributions to shareholders from:
   Net investment income .....................................      (13,389)       (16,969)
   Capital paid-in ...........................................                        (335)
                                                                  ---------       --------
      Decrease in net assets resulting from distributions ....      (13,389)       (17,304)
From fund share transactions:
   Proceeds from shares sold .................................      263,005        162,921
   Distributions reinvested ..................................       13,389         17,304
   Payment for shares redeemed ...............................     (182,698)       (90,764)
                                                                  ---------       --------
      Increase in net assets from fund share transactions ....       93,696         89,461
                                                                  ---------       --------
NET INCREASE IN NET ASSETS ...................................      160,068        215,423

NET ASSETS
   Beginning of Period .......................................      681,681        466,258
                                                                  ---------       --------
   End of Period (including undistributed net investment
      income of $0 and $0, respectively) .....................    $ 841,749       $681,681
                                                                  =========       ========
Analysis of fund share transactions:
   Sold ......................................................       18,445         13,034
   Reinvested ................................................          916          1,303
   Redeemed ..................................................      (12,844)        (7,307)
                                                                  ---------       --------
Net increase in fund shares outstanding ......................        6,517          7,030
                                                                  =========       ========

(a) Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                                    Equity Index Fund
                                                             --------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                             --------------------------------------------------------------
                                                               2004         2003(e)        2002        2001          2000
                                                             --------      --------      --------    --------      --------
Net Assets Value at Beginning of Period ..................   $  14.18      $  11.36      $  14.85    $  17.64      $  20.46
Income from Investment Operations:
   Net Investment Income .................................       0.27          0.20          0.16        0.19          0.22
   Net Realized and Unrealized Gain (Loss)
      on Investment(a) ...................................       1.23          3.00         (3.48)      (2.30)        (2.09)
                                                             --------      --------      --------    --------      --------
   Total From Investment Operations ......................       1.50          3.20         (3.32)      (2.11)        (1.87)
Less Distributions:
   Distribution from Net Investment Income ...............      (0.26)        (0.37)        (0.11)      (0.19)        (0.22)
   Distribution from Net Realized Gains on Investments ...                                  (0.06)      (0.49)        (0.72)
   Distribution from Capital Paid-in .....................                    (0.01)                                  (0.01)
                                                             --------      --------      --------    --------      --------
   Total Distributions ...................................      (0.26)        (0.38)        (0.17)      (0.68)        (0.95)
                                                             --------      --------      --------    --------      --------
Net Assets Value at End of Period ........................   $  15.42      $  14.18      $  11.36    $  14.85      $  17.64
                                                             ========      ========      ========    ========      ========
Total Investment Return(b) ...............................      10.70%        28.42%       (22.31)%    (11.98)%       (9.15)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ......       0.22%(c)      0.21%(c)      0.23%       0.20%         0.19%
   Ratio of Net Investment Income to Average Net Assets ..       1.85%         1.59%         1.39%       1.20%         1.12%
   Portfolio Turnover Rate ...............................      14.37%         4.91%        10.63%      17.61%(d)     34.11%
Net Assets End of Period (000s Omitted) ..................   $841,749      $681,681      $466,258    $538,791      $525,659

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(d)  Excludes merger activity.
(e)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                      Name of Issuer                            Shares    Value
                      --------------                           -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.6%
   B.F. Goodrich Co. .......................................     8,650   $   282
   Boeing Co. ..............................................    61,137     3,165
   General Dynamics Corp. ..................................    14,592     1,526
   Lockheed Martin Corp. ...................................    32,432     1,802
   Northrop Grumman Corp. ..................................    26,100     1,419
   Raytheon Co. ............................................    32,859     1,276
   Rockwell Collins, Inc. ..................................    12,866       507
   United Technologies Corp. ...............................    36,785     3,802
                                                                         -------
                                                                          13,779

Air Freight & Couriers - 1.1%
   Fedex Corp. .............................................    21,914     2,158
   Ryder System, Inc. ......................................     4,688       224
   United Parcel Service, Inc. - Cl. B .....................    81,300     6,948
                                                                         -------
                                                                           9,330

Airlines - 0.1%
   Delta Air Lines, Inc. * .................................     6,679        50
   Southwest Airlines Co. ..................................    57,558       937
                                                                         -------
                                                                             987

Auto Components - 0.2%
   Cooper Tire & Rubber Co. ................................     5,206       112
   Dana Corp. ..............................................    10,930       189
   Delphi Automotive Systems Corp. .........................    40,883       369
   Goodyear Tire & Rubber Co. * ............................    13,231       194
   Johnson Controls, Inc. ..................................    13,850       879
   Visteon Corp. ...........................................     9,756        95
                                                                         -------
                                                                           1,838

Automobiles - 0.6%
   Ford Motor Co. ..........................................   133,197     1,950
   General Motors Corp. ....................................    41,098     1,646
   Harley-Davidson, Inc. ...................................    21,440     1,303
                                                                         -------
                                                                           4,899

Banks - 6.7%
   AmSouth Bancorp. ........................................    25,739       667
   Bank of America Corp. ...................................   291,190    13,683
   Bank of New York Co., Inc. ..............................    56,670     1,894
   BB&T Corp. ..............................................    40,337     1,696
   Comerica, Inc. ..........................................    12,460       760
   Compass Bancshares, Inc. ................................     8,800       428
   Fifth Third Bancorp .....................................    39,691     1,877
   First Horizon National Corp. ............................     9,000       388
   Golden West Financial Corp. .............................    22,220     1,365
   Huntington Bancshares, Inc. .............................    16,696       414
   JP Morgan Chase & Co. ...................................   257,972    10,063
   KeyCorp .................................................    29,617     1,004
   M & T Bank Corp. ........................................     8,500       917
   Marshall & Ilsley Corp. .................................    16,200       716
   Mellon Financial Corp. ..................................    30,894       961
   National City Corp. .....................................    48,274     1,813
   North Fork Bancorporation, Inc. .........................    34,050       982
   Northern Trust Corp. ....................................    16,024   $   778
   PNC Bank Corp. ..........................................    20,520     1,179
   Regions Financial Corp. .................................    33,608     1,196
   Sovereign Bancorp, Inc. .................................    25,000       564
   Suntrust Banks, Inc. ....................................    26,125     1,930
   Synovus Financial Corp. .................................    22,572       645
   US Bancorp ..............................................   133,690     4,187
   Wachovia Corp. ..........................................   115,852     6,094
   Zions Bancorp ...........................................     6,534       444
                                                                         -------
                                                                          56,645

Beverages - 2.2%
   Adolph Coors Co. - Cl. B ................................     2,754       209
   Anheuser-Busch Cos., Inc. ...............................    56,305     2,856
   Brown-Forman Corp. - Cl. B ..............................     8,800       428
   Coca-Cola Co. ...........................................   175,117     7,290
   Coca-Cola Enterprises, Inc. .............................    34,148       712
   Pepsi Bottling Group, Inc. ..............................    18,518       501
   PepsiCo, Inc. ...........................................   122,191     6,378
                                                                         -------
                                                                          18,374

Biotechnology - 1.3%
   Amgen, Inc. * ...........................................    91,298     5,857
   Biogen IDEC, Inc. * .....................................    24,683     1,644
   Chiron Corp. * ..........................................    13,676       456
   Genzyme Corp. * .........................................    16,600       964
   Gilead Sciences, Inc. * .................................    31,300     1,095
   MedImmune, Inc. * .......................................    18,109       491
                                                                         -------
                                                                          10,507

Building Products - 0.1%
   Masco Corp. .............................................    31,569     1,153

Chemicals - 1.6%
   Air Products & Chemicals, Inc. ..........................    16,532       958
   Dow Chemical Co. ........................................    68,348     3,384
   E.I. du Pont de Nemours & Co. ...........................    70,999     3,483
   Eastman Chemical Co. ....................................     5,712       330
   Ecolab, Inc. ............................................    18,772       659
   Engelhard Corp. .........................................     8,490       260
   Great Lakes Chemical Corp. ..............................     2,573        73
   Hercules, Inc. * ........................................     6,957       103
   International Flavors & Fragrances, Inc. ................     6,839       293
   Monsanto Co. ............................................    19,436     1,080
   PPG Industries, Inc. ....................................    12,545       855
   Praxair, Inc. ...........................................    23,614     1,043
   Rohm & Haas Co. .........................................    16,347       723
   Sigma-Aldrich Corp. .....................................     5,010       303
                                                                         -------
                                                                          13,547

Commercial Services & Supplies - 1.7%
   Allied Waste Industries, Inc. * .........................    21,697       201
   Apollo Group, Inc. - Cl. A * ............................    12,900     1,041
   Automatic Data Processing, Inc. .........................    42,508     1,885
   Avery Dennison Corp. ....................................     8,060       483

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)

COMMON STOCK - Continued

Commercial Services & Supplies - Continued
   Cendant Corp. ...........................................    76,907   $ 1,798
   Cintas Corp. ............................................    12,446       546
   Convergys Corp. * .......................................    10,749       161
   Equifax, Inc. ...........................................     9,908       279
   First Data Corp. ........................................    60,225     2,562
   Fiserv, Inc. * ..........................................    14,181       570
   H & R Block, Inc. .......................................    11,966       586
   Monster Worldwide, Inc. * ...............................     8,655       291
   Paychex, Inc. ...........................................    27,493       937
   Pitney Bowes, Inc. ......................................    16,859       780
   R.R. Donnelley & Sons Co. ...............................    15,971       564
   Robert Half International, Inc. .........................    12,555       370
   Sabre Group Holdings, Inc. ..............................     9,967       221
   Waste Management, Inc. ..................................    42,267     1,266
                                                                         -------
                                                                          14,541

Communications Equipment - 2.7%
   ADC Telecommunications, Inc. * ..........................    58,737       157
   Andrew Corp. * ..........................................    10,368       141
   Avaya, Inc. * ...........................................    32,915       566
   Ciena Corp. * ...........................................    44,876       150
   Cisco Systems, Inc. * ...................................   478,261     9,230
   Comverse Technology, Inc. * .............................    14,270       349
   Corning, Inc. * .........................................   101,453     1,194
   JDS Uniphase Corp. * ....................................   104,891       333
   L-3 Communications Holdings, Inc. .......................     7,700       564
   Lucent Technologies, Inc. * .............................   313,778     1,180
   Motorola, Inc. ..........................................   171,989     2,958
   Qualcomm, Inc. ..........................................   117,202     4,969
   Scientific-Atlanta, Inc. ................................    11,137       368
   Tellabs, Inc. * .........................................    28,695       247
                                                                         -------
                                                                          22,406

Computers & Peripherals - 3.8%
   Apple Computer, Inc. * ..................................    28,208     1,817
   Dell, Inc. * ............................................   180,183     7,593
   EMC Corp. * .............................................   175,122     2,604
   Gateway, Inc. * .........................................    27,170       163
   Hewlett-Packard Co. .....................................   217,350     4,558
   International Business Machines Corp. ...................   119,927    11,822
   Lexmark International Group, Inc. - Cl. A * .............     9,387       798
   NCR Corp. * .............................................     6,840       473
   Network Appliance, Inc. * ...............................    26,073       866
   NVIDIA Corp. * ..........................................    11,803       278
   Sun Microsystems, Inc. * ................................   242,126     1,303
                                                                         -------
                                                                          32,275

Construction & Engineering - 0.1%
   American Standard Cos., Inc. * ..........................    15,600       645
   Fluor Corp. .............................................     5,615       306
                                                                         -------
                                                                             951
Construction Materials - 0.1%
   United States Steel Corp. ...............................     8,229   $   422
   Vulcan Materials Co. ....................................     7,447       406
                                                                         -------
                                                                             828
Containers & Packaging - 0.2%
   Ball Corp. ..............................................     8,160       359
   Bemis Co., Inc. .........................................     7,554       220
   Pactiv Corp. * ..........................................    10,931       276
   Sealed Air Corp. * ......................................     6,118       326
   Temple-Inland, Inc. .....................................     4,072       279
                                                                         -------
                                                                           1,460

Credit Card - 0.3%
   MBNA Corp. ..............................................    93,071     2,624

Diversified Financials - 7.4%
   American Express Co. ....................................    91,324     5,148
   Bear Stearns Cos., Inc. .................................     7,469       764
   Capital One Financial Corp. .............................    17,603     1,482
   Charles Schwab Corp. ....................................    99,491     1,190
   CIT Group, Inc. .........................................    15,200       697
   Citigroup, Inc. .........................................   375,727    18,103
   Countrywide Credit Industries, Inc. .....................    40,988     1,517
   E*TRADE Group, Inc. * ...................................    27,200       407
   Federated Investments, Inc. - Cl. B .....................     7,900       240
   Franklin Resources, Inc. ................................    18,185     1,267
   Goldman Sachs Group, Inc. ...............................    34,900     3,631
   Hartford Financial Services Group, Inc. .................    21,345     1,479
   Janus Capgroup, Inc. ....................................    17,419       293
   Lehman Brothers Holdings, Inc. ..........................    19,758     1,728
   Merrill Lynch & Co., Inc. ...............................    67,507     4,035
   Moody's Corp. ...........................................    10,729       932
   Morgan Stanley, Dean Witter, Discover & Co. .............    79,018     4,387
   Principal Financial Group. ..............................    22,800       933
   Providian Financial Corp. * .............................    21,315       351
   SLM Corp. ...............................................    31,711     1,693
   State Street Corp. ......................................    24,517     1,204
   T. Rowe Price Group, Inc. ...............................     9,279       577
   Washington Mutual, Inc. .................................    63,553     2,687
   Wells Fargo & Co. .......................................   121,913     7,577
                                                                         -------
                                                                          62,322

Diversified Telecommunication Services - 2.9%
   Alltel Corp. ............................................    22,455     1,320
   AT&T Corp. ..............................................    57,885     1,103
   BellSouth Corp. .........................................   131,626     3,658
   CenturyTel, Inc. ........................................     9,805       348
   Citizens Communications Co. .............................    22,715       313
   Qwest Communications International, Inc. * ..............   132,184       587
   SBC Communications, Inc. ................................   239,595     6,174
   Sprint Corp. ............................................   105,720     2,627
   Verizon Communications ..................................   200,380     8,118
                                                                         -------
                                                                          24,248

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                          ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Electric Utilities - 2.4%
   AES Corp. * ..............................................   47,092   $   644
   Allegheny Energy, Inc. * .................................    9,981       197
   Ameren Corp. .............................................   14,100       707
   American Electric Power Co. ..............................   28,829       990
   Calpine Corp. * ..........................................   38,834       153
   CenterPoint Energy, Inc. .................................   22,357       253
   Cinergy Corp. ............................................   13,131       547
   CMS Energy Corp. * .......................................   12,192       127
   Consolidated Edison, Inc. ................................   17,608       770
   Constellation Energy Group, Inc. .........................   12,738       557
   Dominion Resources, Inc. .................................   24,031     1,628
   DTE Energy Co. ...........................................   12,640       545
   Edison International .....................................   23,738       760
   Entergy Corp. ............................................   16,538     1,118
   Exelon Corp. .............................................   48,032     2,117
   Firstenergy Corp. ........................................   23,981       947
   FPL Group, Inc. ..........................................   13,456     1,006
   PG & E Corp. * ...........................................   29,163       970
   Pinnacle West Capital Corp. ..............................    6,623       294
   PPL Corp. ................................................   13,712       731
   Progress Energy, Inc. ....................................   17,972       813
   Public Services Enterprise Group, Inc. ...................   17,302       896
   Southern Co. .............................................   53,720     1,801
   Teco Energy, Inc. ........................................   13,497       207
   TXU Corp. ................................................   17,586     1,135
   Xcel Energy, Inc. ........................................   29,149       530
                                                                         -------
                                                                          20,443

Electric/Gas - 0.2%
   Duke Energy Co. ..........................................   68,311     1,730

Electrical Equipment - 0.4%
   American Power Conversion ................................   13,984       299
   Cooper Industries, Ltd. - Cl. A ..........................    6,936       471
   Emerson Electric Co. .....................................   30,623     2,147
   Power One, Inc. * ........................................    6,714        60
   Rockwell International Corp. .............................   13,466       667
                                                                         -------
                                                                           3,644
Electronic Equipment & Instruments - 0.5%
   Agilent Technologies, Inc. * .............................   35,338       852
   Broadcom Corp. - Cl. A * .................................   23,403       755
   Jabil Circuit, Inc. * ....................................   14,678       375
   Molex, Inc. ..............................................   13,834       415
   PerkinElmer, Inc. ........................................    8,578       193
   Sanmina Corp. * ..........................................   37,965       322
   Solectron Corp. * ........................................   69,970       373
   Symbol Technologies, Inc. ................................   17,429       302
   Tektronix, Inc. ..........................................    6,636       201
   Thermo Electron Corp. * ..................................   11,864       358
   Waters Corp. * ...........................................    8,600       402
                                                                         -------
                                                                           4,548

Energy Equipment & Services - 0.8%
   Baker Hughes, Inc. .......................................   24,288   $ 1,036
   BJ Services Co. ..........................................   11,800       549
   Nabors Industries, Ltd. * ................................   10,814       555
   Noble Corp. * ............................................    9,795       487
   Rowan Cos., Inc. * .......................................    7,437       193
   Schlumberger, Ltd. .......................................   43,034     2,881
   Transocean Sedco Forex, Inc. * ...........................   23,398       992
                                                                         -------
                                                                           6,693

Finance - 0.2%
   Dow Jones & Co., Inc. ....................................    5,726       247
   Marsh & McLennan Cos., Inc. ..............................   37,902     1,247
                                                                         -------
                                                                           1,494

Food & Drug Retailing - 1.0%
   Albertson's, Inc. ........................................   26,766       639
   CVS Corp. ................................................   29,072     1,310
   Safeway, Inc. * ..........................................   32,535       642
   SuperValu, Inc. ..........................................    9,893       342
   Sysco Corp. ..............................................   46,578     1,778
   The Kroger Co. * .........................................   53,779       943
   Walgreen Co. .............................................   74,580     2,862
                                                                         -------
                                                                           8,516

Food Products - 1.3%
   Archer Daniels Midland Co. ...............................   47,344     1,056
   Campbell Soup Co. ........................................   29,894       894
   ConAgra, Inc. ............................................   38,481     1,133
   General Mills, Inc. ......................................   25,529     1,269
   H.J. Heinz Co. ...........................................   25,407       991
   Hershey Foods Corp. ......................................   17,898       994
   Kellogg Co. ..............................................   30,090     1,344
   McCormick & Co., Inc. ....................................   10,000       386
   Sara Lee Corp. ...........................................   57,761     1,394
   WM Wrigley Jr. Co. .......................................   16,329     1,130
                                                                         -------
                                                                          10,591

Gas Utilities - 0.4%
   El Paso Corp. ............................................   46,628       485
   KeySpan Corp. ............................................   11,700       461
   Kinder Morgan, Inc. ......................................    8,966       656
   Nicor, Inc. ..............................................    2,666        98
   Peoples Energy Corp. .....................................    2,751       121
   Sempra Energy ............................................   16,904       620
   Williams Cos., Inc. ......................................   38,048       620
                                                                         -------
                                                                           3,061

Health Care Equipment & Supplies - 2.1%
   Applera Corporation - Applied Biosystems Group ...........   14,707       308
   Bausch & Lomb, Inc. ......................................    3,678       237
   Baxter International, Inc. ...............................   44,762     1,546
   Becton, Dickinson & Co. ..................................   18,275     1,038
   Biomet, Inc. .............................................   18,515       803

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                   Name of Issuer                               Shares    Value
                   --------------                              -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Equipment & Supplies - Continued
   Boston Scientific Corp. * ...............................    61,268   $ 2,178
   C.R. Bard, Inc. .........................................     7,648       489
   Fisher Scientific International, Inc. * .................     8,400       524
   Guidant Corp. ...........................................    22,946     1,654
   Hospira, Inc. * .........................................    11,334       380
   IMS Health, Inc. ........................................    16,987       394
   Medtronic, Inc. .........................................    87,058     4,324
   Millipore Corp. * .......................................     3,568       178
   St. Jude Medical, Inc. * ................................    25,700     1,078
   Stryker Corp. ...........................................    29,170     1,408
   Zimmer Holdings, Inc. * .................................    17,815     1,427
                                                                         -------
                                                                          17,966
Health Care Providers & Services - 1.7%
   Aetna US Healthcare, Inc. ...............................    10,307     1,286
   Amerisource Bergen Corp. ................................     8,155       478
   Cardinal Health, Inc. ...................................    31,379     1,825
   Caremark Rx, Inc. * .....................................    31,850     1,256
   CIGNA Corp. .............................................    10,018       817
   Express Scripts, Inc. - Cl. A * .........................     5,600       428
   HCA-The Healthcare Corp. ................................    30,632     1,224
   Health Management Assoc., Inc. - Cl. A ..................    17,756       403
   Humana, Inc. * ..........................................    11,647       346
   Laboratory Corporation of America Holdings * ............    10,100       503
   Manor Care, Inc. ........................................     6,265       222
   McKesson HBOC, Inc. .....................................    21,347       672
   Quest Diagnostics, Inc. .................................     7,400       707
   Tenet Healthcare Corp. * ................................    33,958       373
   UnitedHealth Group, Inc. ................................    46,822     4,122
                                                                         -------
                                                                          14,662
Hotels Restaurants & Leisure - 1.6%
   Carnival Corp. ..........................................    46,050     2,654
   Darden Restaurants, Inc. ................................    10,658       296
   Harrah's Entertainment, Inc. ............................     8,170       546
   Hilton Hotels Corp. .....................................    28,036       638
   International Game Technology ...........................    25,132       864
   Marriott International, Inc. - Cl. A ....................    16,655     1,049
   McDonald's Corp. ........................................    91,481     2,933
   Starbucks Corp. * .......................................    28,953     1,805
   Starwood Hotels & Resorts Worldwide, Inc. ...............    15,189       887
   Wendy's International, Inc. .............................     8,265       324
   Yum Brands, Inc. ........................................    21,128       997
                                                                         -------
                                                                          12,993
Household Durables - 0.5%
   Black & Decker Corp. ....................................     5,800       512
   Centex Corp. ............................................     8,972       535
   Fortune Brands, Inc. ....................................    10,522       812
   KB Home .................................................     3,364       351
   Leggett & Platt, Inc. ...................................    13,985       398
   Maytag Corp. ............................................     6,111       129
   Newell Rubbermaid, Inc. .................................    20,004   $   484
   Pulte Homes, Inc. .......................................     9,272       591
   Snap-On, Inc. ...........................................     4,184       144
   Stanley Works ...........................................     5,924       290
   Whirlpool Corp. .........................................     4,697       325
                                                                         -------
                                                                           4,571
Household Products - 1.8%
   Clorox Co. ..............................................    11,044       651
   Colgate-Palmolive Co. ...................................    38,616     1,975
   Kimberly-Clark Corp. ....................................    34,674     2,282
   Procter & Gamble Co. ....................................   184,168    10,144
                                                                         -------
                                                                          15,052

Industrial Conglomerates - 4.9%
   3M Co. ..................................................    55,846     4,583
   General Electric Co. ....................................   763,400    27,864
   Honeywell International, Inc. ...........................    62,539     2,215
   Reynolds American, Inc. .................................    10,800       849
   Textron, Inc. ...........................................    10,105       746
   Tyco International, Ltd. ................................   144,747     5,173
                                                                         -------
                                                                          41,430
Insurance - 4.2%
   Ace, Ltd. ...............................................    20,700       885
   AFLAC, Inc. .............................................    36,965     1,473
   Allstate Corp. ..........................................    48,854     2,527
   Ambac Financial Group, Inc. .............................     7,854       645
   American International Group, Inc. ......................   188,726    12,394
   Aon Corp. ...............................................    22,981       548
   Chubb Corp. .............................................    13,955     1,073
   Cincinnati Financial Corp. ..............................    12,250       542
   Jefferson-Pilot Corp. ...................................     9,896       514
   Lincoln National Corp. ..................................    12,773       596
   Loews Corp. .............................................    13,487       948
   MBIA, Inc. ..............................................    10,416       659
   Metlife, Inc. ...........................................    54,590     2,211
   MGIC Investment Corp. ...................................     7,156       493
   Progressive Corp. .......................................    14,305     1,214
   Prudential Financial, Inc. ..............................    37,800     2,078
   Safeco Corp. ............................................     9,186       480
   St. Paul Cos., Inc. .....................................    48,694     1,805
   Torchmark, Inc. .........................................     7,982       456
   UnumProvident Corp. .....................................    21,571       387
   Wellpoint, Inc. * .......................................    21,684     2,494
   XL Capital, Ltd. - Cl. A ................................    10,094       784
                                                                         -------
                                                                          35,206
   Internet & Catalog Retail - 0.7%
      eBay, Inc. * .........................................    47,600     5,535

   Internet Software & Services - 0.4%
      Yahoo, Inc. * ........................................    99,044     3,732

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                    Name of Issuer                              Shares    Value
                    --------------                             -------   -------
                                                                         (000's)
COMMON STOCK - Continued

IT Consulting & Services - 0.4%
   Affiliated Computer Services, Inc. - Cl. A * ............     9,300   $   560
   Computer Sciences Corp. * ...............................    13,745       775
   Electronic Data Systems Corp. * .........................    37,281       861
   SunGard Data Systems, Inc. * ............................    21,000       595
   Unisys Corp. * ..........................................    24,361       248
                                                                         -------
                                                                           3,039
Leisure Equipment & Products - 0.2%
   Brunswick Corp. .........................................     6,927       343
   Eastman Kodak Co. .......................................    20,822       671
   Hasbro, Inc. ............................................    12,876       250
   Mattel, Inc. ............................................    30,127       587
                                                                         -------
                                                                           1,851
Machinery - 1.5%
   Caterpillar, Inc. .......................................    24,999     2,438
   Cummings Engine Co., Inc. ...............................     3,260       273
   Danaher Corp. ...........................................    22,414     1,287
   Deere & Co. .............................................    18,108     1,347
   Dover Corp. .............................................    14,796       620
   Eaton Corp. .............................................    11,032       798
   Illinois Tool Works, Inc. ...............................    20,942     1,941
   Ingersoll-Rand Co. - Cl. A ..............................    12,649     1,016
   ITT Industries, Inc. ....................................     6,728       568
   Navistar International Corp., Inc. - Cl. B * ............     5,086       224
   Paccar, Inc. ............................................    12,599     1,014
   Pall Corp. ..............................................     9,079       263
   Parker-Hannifin Corp. ...................................     8,720       660
                                                                         -------
                                                                          12,449
Media - 3.8%
   Clear Channel Communications, Inc. ......................    40,254     1,348
   Comcast Corp. - Cl. A * .................................   160,967     5,357
   Gannett Co., Inc. .......................................    17,985     1,469
   Interpublic Group Cos., Inc. * ..........................    30,746       412
   Knight-Ridder, Inc. .....................................     5,606       375
   McGraw-Hill Cos., Inc. ..................................    13,784     1,262
   Meredith Corp. ..........................................     3,672       199
   New York Times Co. - Cl. A ..............................    10,732       438
   News Corp. - Cl. A * ....................................   185,200     3,456
   Omnicom Group, Inc. .....................................    13,669     1,153
   The Walt Disney Co. .....................................   146,240     4,065
   Time Warner, Inc. * .....................................   329,694     6,409
   Tribune Co. .............................................    23,199       978
   Univision Communications, Inc. - Cl. A * ................    23,503       688
   Viacom, Inc. - Cl. B ....................................   122,169     4,446
                                                                         -------
                                                                          32,055
Metals & Mining - 0.6%
   Alcoa, Inc. .............................................    63,349     1,990
   Allegheny Technologies, Inc. ............................     7,467       162
   Freeport-McMoran Copper & Gold, Inc. - Cl. B ............    12,909       493
   Newmont Mining Corp. ....................................    32,285   $ 1,434
   Nucor Corp. .............................................    11,526       603
   Phelps Dodge Corp. ......................................     6,810       674
                                                                         -------
                                                                           5,356
Multi-Utilities - 0.1%
   Dynegy, Inc. - Cl. A * ..................................    29,874       138
   NiSource, Inc. ..........................................    19,166       437
                                                                         -------
                                                                             575
Multiline Retail - 3.2%
   Big Lots, Inc. * ........................................     6,765        82
   Costco Wholesale Corp. ..................................    33,554     1,624
   Dillard's, Inc. - Cl. A .................................     6,124       165
   Dollar General Corp .....................................    23,927       497
   Family Dollar Stores, Inc. ..............................    12,250       383
   Federated Department Stores, Inc. .......................    11,487       664
   J.C. Penney Co., Inc. ...................................    20,983       869
   Kohl's Corp. * ..........................................    24,884     1,223
   May Department Stores Co. ...............................    21,185       623
   Nordstrom, Inc. .........................................    10,195       476
   Sears, Roebuck & Co. ....................................    15,478       790
   Target Corp. ............................................    63,908     3,319
   Wal-Mart Stores, Inc. ...................................   305,498    16,136
                                                                         -------
                                                                          26,851
Office Electronics - 0.1%
   Xerox Corp. * ...........................................    69,210     1,177

Oil & Gas - 5.9%
   Amerada Hess Corp. ......................................     6,656       548
   Anadarko Petroleum Corp. ................................    18,237     1,182
   Apache Corp. ............................................    23,690     1,198
   Ashland, Inc. ...........................................     5,201       304
   Burlington Resources, Inc. ..............................    28,736     1,250
   ChevronTexaco Corp. .....................................   152,378     8,001
   Conoco Phillips .........................................    49,548     4,302
   Devon Energy Corp. ......................................    35,176     1,369
   EOG Resources, Inc. .....................................     8,569       611
   Exxon Mobil Corp. .......................................   465,745    23,874
   Halliburton Co. .........................................    32,124     1,261
   Kerr-McGee Corp. ........................................    11,015       637
   Marathon Oil Corp. ......................................    25,149       946
   Occidental Petroleum Corp. ..............................    28,547     1,666
   Sunoco, Inc. ............................................     5,522       451
   Unocal Corp. ............................................    19,254       833
   Valero Energy Corp. .....................................    18,600       844
   XTO Energy, Inc. ........................................    18,800       665
                                                                         -------
                                                                          49,942
   Paper & Forest Products - 0.5%
   Georgia-Pacific Corp. ...................................    18,755       703
   International Paper Co. .................................    35,369     1,486
   Louisiana-Pacific Corp. .................................     7,452       199
   MeadWestvaco Corp. ......................................    14,733       499

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Paper & Forest Products - Continued
   Plum Creek Timber Co., Inc. .............................    13,300   $   511
   Weyerhaeuser Co. ........................................    17,435     1,172
                                                                         -------
                                                                           4,570
Personal Products - 0.6%
   Alberto-Culver Co. - Cl. B ..............................     6,273       305
   Avon Products, Inc. .....................................    34,390     1,331
   Gillette Co. ............................................    70,934     3,176
                                                                         -------
                                                                           4,812
Pharmaceuticals - 6.8%
   Abbott Laboratories .....................................   112,542     5,250
   Allergan, Inc. ..........................................     9,591       778
   Bristol-Myers Squibb Co. ................................   141,626     3,628
   Eli Lilly & Co. .........................................    81,435     4,621
   Forest Laboratories, Inc. * .............................    26,912     1,207
   Johnson & Johnson .......................................   215,161    13,645
   King Pharmaceuticals, Inc. * ............................    16,622       206
   Medco Health Solutions, Inc. * ..........................    19,805       824
   Merck & Co., Inc. .......................................   159,635     5,131
   Mylan Laboratories, Inc. ................................    19,600       347
   Pfizer, Inc. ............................................   542,985    14,601
   Schering-Plough Corp. ...................................   107,228     2,239
   Watson Pharmaceuticals, Inc. * ..........................     7,954       261
   Wyeth ...................................................    95,912     4,085
                                                                         -------
                                                                          56,823
Real Estate Investment Trust - 0.5%
   Apartment Investment & Management Co. ...................     6,900       266
   Archstone Communities Trust .............................    14,100       540
   Equity Office Properties Trust ..........................    29,290       853
   Equity Residential Properties Trust .....................    20,386       738
   Prologis Trust ..........................................    13,200       572
   Simon Property Group, Inc. ..............................    16,100     1,041
                                                                         -------
                                                                           4,010
Road & Rail - 0.5%
   Burlington Northern Santa Fe Corp. ......................    27,070     1,281
   CSX Corp. ...............................................    15,610       626
   Norfolk Southern Corp. ..................................    28,659     1,037
   Union Pacific Corp. .....................................    18,861     1,268
                                                                         -------
                                                                           4,212
Semiconductor Equipment & Products - 2.9%
   Advanced Micro Devices, Inc. * ..........................    25,800       568
   Altera Corp. * ..........................................    27,062       560
   Analog Devices, Inc. ....................................    27,523     1,016
   Applied Materials, Inc. * ...............................   123,654     2,114
   Applied Micro Circuits Corp. * ..........................    19,737        83
   Freescale Semiconductor, Inc. - Cl. B * .................    28,890       530
   Intel Corp. .............................................   455,540    10,655
   KLA-Tencor Corp. * ......................................    14,270       665
   Linear Technology Corp. .................................    22,346       866
   LSI Logic Corp. * .......................................    24,026       132
   Maxim Integrated Products, Inc. .........................    23,677   $ 1,004
   Micron Technology, Inc. * ...............................    44,567       550
   National Semiconductor Corp. * ..........................    26,104       469
   Novellus Systems, Inc. ..................................    10,207       285
   PMC-Sierra, Inc. * ......................................    12,439       140
   QLogic Corp. * ..........................................     6,734       247
   Teradyne, Inc. * ........................................    14,154       242
   Texas Instruments, Inc. .................................   126,025     3,103
   Xilinx, Inc. ............................................    25,284       750
                                                                         -------
                                                                          23,979
Software - 4.2%
   Adobe Systems, Inc. .....................................    17,448     1,095
   Autodesk, Inc. ..........................................    15,712       596
   BMC Software, Inc. * ....................................    16,054       299
   Citrix Systems, Inc. * ..................................    12,269       301
   Computer Associates International, Inc. .................    42,663     1,325
   Compuware Corp. * .......................................    27,435       177
   Electronic Arts, Inc. ...................................    22,100     1,363
   Intuit, Inc. * ..........................................    13,903       612
   Mercury Interactive Corp. * .............................     6,804       310
   Microsoft Corp. .........................................   787,269    21,028
   Novell, Inc. * ..........................................    28,124       190
   Oracle Corp. * ..........................................   372,464     5,110
   Parametric Technology Corp. * ...........................    20,384       120
   Siebel Systems, Inc. * ..................................    36,759       386
   Symantec Corp. * ........................................    45,800     1,180
   Veritas Software Corp. * ................................    31,463       898
                                                                         -------
                                                                          34,990
Specialty Retail - 2.3%
   AutoNation, Inc. * ......................................    19,400       373
   AutoZone, Inc. * ........................................     6,063       554
   Bed Bath & Beyond, Inc. * ...............................    21,920       873
   Best Buy Co., Inc. ......................................    23,707     1,409
   Circuit City Stores, Inc. ...............................    14,503       227
   Gap, Inc. ...............................................    61,525     1,299
   Home Depot, Inc. ........................................   158,444     6,772
   Limited, Inc. ...........................................    25,295       582
   Lowe's Cos., Inc. .......................................    55,119     3,174
   Office Depot, Inc. * ....................................    22,848       397
   OfficeMax, Inc. .........................................     6,062       190
   RadioShack Corp. ........................................    11,670       384
   Sherwin-Williams Co. ....................................    10,328       461
   Staples, Inc. ...........................................    36,261     1,222
   Tiffany & Co. ...........................................    10,612       339
   TJX Cos., Inc. ..........................................    35,616       895
   Toys "R" Us, Inc. * .....................................    15,587       319
                                                                         -------
                                                                          19,470
Textiles & Apparel - 0.5%
   Coach, Inc. * ...........................................    13,700       773
   Jones Apparel Group, Inc. ...............................     9,100       333
   Liz Claiborne, Inc. .....................................     7,852       331

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                          Shares     Value
                       --------------                         -------    -------
                                                                         (000's)
COMMON STOCK - Continued
Textiles & Apparel - Continued
   Nike, Inc. - Cl. B .....................................    19,194   $  1,741
   Reebok International, Ltd. .............................     4,285        189
   V.F. Corp. .............................................     8,063        446
                                                                        --------
                                                                           3,813
Tobacco - 1.2%
   Altria Group, Inc. .....................................   148,399      9,067
   UST, Inc. ..............................................    12,037        579
                                                                        --------
                                                                           9,646
Trading Companies & Distributors - 0.1%
   Genuine Parts Co. ......................................    12,700        560
   W.W. Grainger, Inc. ....................................     6,638        442
                                                                        --------
                                                                           1,002
U.S. Government Agencies - 1.0%
   Federal Home Loan Mortgage Corp. .......................    50,007      3,686
   Federal National Mortgage Assoc. .......................    69,755      4,967
                                                                        --------
                                                                           8,653
Unclassified - 0.0%
   EEX Corp. ..............................................                   --
Wireless Telecommunications Services - 0.3%
   Nextel Communications, Inc. - Cl. A * ..................    81,113      2,433
                                                                        --------
                                        TOTAL COMMON STOCK-
                                            (Cost $797,537)      97.0%   816,289

                                                                Par
                                                               Value
                                                              -------
                                                              (000's)
SHORT-TERM INVESTMENTS - 2.9%
   Investment in joint trading account - 2.7%
   2.29% due 01/03/05 .....................................   $22,994     22,994
   U.S. Treasury - Bills - 0.2%
   2.19% due 03/10/05 .....................................     1,625      1,618
                                                                        --------
                              TOTAL SHORT-TERM INVESTMENTS-
                                             (Cost $24,612)    24,612     24,612
                                                              -------   --------
                                         TOTAL INVESTMENTS-
                                            (Cost $822,149)      99.9%   840,901
                       Cash and Receivables, less payables-       0.1%       848
                                                              -------   --------
                                                NET ASSETS-     100.0%  $841,749
                                                              =======   ========

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Equity Index Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.


     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit with Bank of New York. This agreement enables the Fund to participate in an unsecured line of credit, which permits borrowing up to $10 million. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2004, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, open financial futures contracts for the Fund were as follows:

                           Open                                    Unrealized
                        Contracts   Position   Expiration Month   Appreciation
                        ---------   --------   ----------------   ------------
S&P 500 Index Futures       85        Long         March 05           $563
                                                                      ====

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, of which $2,698 which expires in 2010.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between
                    $75 Million and    Excess Over
First $75 Million     $125 Million    $125 Million
-----------------   ---------------   ------------
      0.15%              0.14%            0.13%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $30.

     John Hancock has entered into a Sub-Advisory Agreement with State Street Global Advisers Funds Management, Inc., which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $192,982         $101,187

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Depreciation
----------   ------------   ------------   --------------
 $853,388      $ 84,486       $(96,973)       $(12,487)

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Depreciation
-------------   -------------   -------------   --------------
     $--             $--            $2,698         $(11,924)

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $13,389                  $--                   $ --
2003          16,964                   --                    340

     Included in the Fund's 2004 and 2003 distributions from ordinary income are $135 and $2,856, respectively, in excess of investment company taxable income, which in accordance with applicable US tax law, were distributed, to shareholders as ordinary income distributions.

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Equity Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Equity Index Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                       Inception: April 30, 1997
--------------------------------------------------------------------------------
Financial Industries Fund
John Hancock Advisers, LLC                                   J. Schmidt/L. Welch
--------------------------------------------------------------------------------

..    The manager selects stocks using bottom-up fundamental research and focuses on stocks presenting opportunities based upon market themes, takeover potential and value relative to balance sheet, earnings and liquidity.

Fund Commentary

Performance: For the year 2004, the Financial Industries Fund returned +8.65%, underperforming the +10.89% return of the S&P Financial Index.

Environment: The performance of the equity markets was mixed for the year. For the first three quarters, performance was flat as investors focused their attention on escalating oil prices, the fall of the U.S. dollar, geopolitical events, Federal Reserve interest rate increases and uncertainty about the Presidential election. These concerns left investors stymied regarding the health of the overall economy and the market. However, during the fourth quarter, many of these concerns were put to rest as President Bush was re-elected, oil prices moved sharply lower and investors perceived the Fed rate increases as necessary, given a slight increase in inflation and the fall of the U.S. dollar. In this environment, Financials slightly underperformed the market. For the year, we trailed our benchmark, as our stock selection within the insurance brokerage, asset management & custody bank and regional banks groups was negative. Also detracting from our performance was our group overweight of the insurance brokers. Aiding performance was our stock selection within the thrifts & mortgage finance, and the multi-line insurance groups.

Outlook: Looking forward, we believe Financials remain attractive, given their stability of earnings, their ability to mitigate interest rate risk in a rising interest rate environment, and the continued prospects for consolidation. To benefit from the current market environment, we have overweighted asset management & custody banks, and diversified banks--overweighting the market sensitive groups. We believe these groups are better valued. We have underweighted life & health insurance companies and regional banks.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 4/30/97 (Fund Inception Date)

            Financial                  S&P 500 Financials
         Industries VST   S&P 500 TR   Sector TR (c) 2004
         --------------   ----------   ------------------
Apr-97       $10,000        $10,000          $10,000
May-97        10,600         10,614           10,467
Jun-97        11,240         11,087           11,048
Jul-97        12,460         11,968           12,368
Aug-97        11,930         11,302           11,445
Sep-97        12,990         11,921           12,369
Oct-97        12,620         11,523           12,112
Nov-97        12,840         12,057           12,591
Dec-97        13,505         12,264           13,222
Jan-98        13,334         12,400           12,845
Feb-98        14,409         13,295           14,053
Mar-98        14,972         13,975           14,854
Apr-98        15,043         14,116           15,100
May-98        14,701         13,873           14,736
Jun-98        15,173         14,437           15,354
Jul-98        14,741         14,283           15,356
Aug-98        11,988         12,218           11,815
Sep-98        12,631         13,001           12,053
Oct-98        13,535         14,058           13,515
Nov-98        14,269         14,910           14,436
Dec-98        14,663         15,769           14,733
Jan-99        14,257         16,429           15,045
Feb-99        14,044         15,918           15,246
Mar-99        14,368         16,555           15,830
Apr-99        15,403         17,196           16,903
May-99        15,190         16,790           15,964
Jun-99        15,332         17,722           16,625
Jul-99        14,561         17,169           15,592
Aug-99        13,932         17,084           14,876
Sep-99        13,232         16,616           14,103
Oct-99        14,947         17,667           16,456
Nov-99        14,531         18,026           15,649
Dec-99        14,842         19,088           15,339
Jan-00        14,267         18,129           14,854
Feb-00        12,913         17,786           13,246
Mar-00        15,592         19,526           15,703
Apr-00        14,945         18,938           15,209
May-00        15,797         18,550           16,229
Jun-00        15,694         19,007           15,245
Jul-00        16,823         18,710           16,821
Aug-00        18,291         19,872           18,436
Sep-00        18,825         18,823           18,874
Oct-00        18,886         18,743           18,791
Nov-00        17,706         17,265           17,684
Dec-00        18,873         17,350           19,282
Jan-01        18,183         17,965           19,228
Feb-01        17,195         16,327           17,965
Mar-01        16,300         15,293           17,424
Apr-01        17,051         16,481           18,072
May-01        17,401         16,592           18,801
Jun-01        17,072         16,188           18,794
Jul-01        16,434         16,029           18,490
Aug-01        15,384         15,025           17,363
Sep-01        14,623         13,812           16,338
Oct-01        14,232         14,075           16,035
Nov-01        15,240         15,155           17,180
Dec-01        15,568         15,288           17,556
Jan-02        15,129         15,065           17,281
Feb-02        14,840         14,774           17,030
Mar-02        15,728         15,330           18,162
Apr-02        15,044         14,401           17,677
May-02        14,915         14,295           17,648
Jun-02        14,081         13,276           16,810
Jul-02        13,205         12,241           15,477
Aug-02        13,493         12,322           15,794
Sep-02        11,986         10,983           13,947
Oct-02        12,905         11,949           15,209
Nov-02        13,226         12,653           15,834
Dec-02        12,538         11,909           14,985
Jan-03        12,127         11,597           14,735
Feb-03        11,695         11,423           14,275
Mar-03        11,533         11,533           14,219
Apr-03        12,884         12,484           15,961
May-03        13,650         13,142           16,805
Jun-03        13,686         13,310           16,847
Jul-03        14,237         13,544           17,620
Aug-03        14,193         13,808           17,442
Sep-03        14,185         13,662           17,559
Oct-03        15,173         14,435           18,768
Nov-03        15,146         14,562           18,716
Dec-03        15,802         15,326           19,636
Jan-04        16,219         15,608           20,261
Feb-04        16,573         15,825           20,798
Mar-04        16,359         15,586           20,593
Apr-04        15,686         15,341           19,642
May-04        15,927         15,551           20,004
Jun-04        16,056         15,853           20,103
Jul-04        15,606         15,328           19,691
Aug-04        15,950         15,390           20,353
Sep-04        15,971         15,556           20,179
Oct-04        16,003         15,794           20,282
Nov-04        16,483         16,434           20,881
Dec-04        17,170         16,992           21,774

Value on 12/31/04:
------------------
$17,170 Financial Industries Fund
$21,774 Standard & Poor's Financial Index(1)
$16,992 S&P 500(R) Index(2)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Citigroup, Inc.                                                          5.1%
Bank of America Corp.                                                    4.9%
State Street Corp.                                                       4.1%
Berkshire Hathaway, Inc.                                                 3.9%
JP Morgan Chase & Co.                                                    3.8%
Wells Fargo & Co.                                                        3.6%
American Express Co.                                                     3.5%
Federal Home Loan Mortgage Corp.                                         3.5%
Bank of New York Co., Inc.                                               3.4%
Goldman Sachs Group, Inc.                                                3.3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                               Financial    S&P 500
                                              Industries   Financials   S&P 500
                                                 Fund       Sector/1/   Index/2/
                                              ----------   ----------   --------
1 Year                                          8.65%        10.89%      10.87%
3 Years                                         3.32%         7.44%       3.59%
5 Years                                         2.96%         7.26%      -2.30%
Since Inception (4/30/97)                       7.29%        10.68%       7.16%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Financials                                                              94.9%
Governments                                                              4.5%
Industrials                                                              0.6%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a non diversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Standard & Poor's Financial Index is an unmanaged index of financial sector stocks in the Standard & Poor's 500(R) Index.
/2/ "Standard & Poor's 500(R) Index" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. "Standard & Poor 500(R)" Index is an unmanaged stock index commonly used as a broad measure of stock market performance.

                                                       Inception: April 30, 1997
--------------------------------------------------------------------------------
Financial Industries Fund
John Hancock Advisers, LLC                                   J. Schmidt/L. Welch
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Financial Industries Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes:

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,069.30
Expense paid per $1,000*                                               $    4.88

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.42
Expense paid per $1,000*                                               $    4.76

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Financial Industries Fund
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 52,138
Net unrealized appreciation if investments .........................      7,597
Short-term investments at value ....................................      1,638
                                                                       --------
      Total investments ............................................     61,373
Receivable for:
   Investments sold ................................................         45
   Dividends .......................................................         55
   Other receivables ...............................................          2
                                                                       --------
Total assets .......................................................     61,475
                                                                       --------

LIABILITIES
Payables for:
   Fund shares purchased ...........................................        119
   Accrued operating expenses ......................................         37
   Other liabilities ...............................................          1
                                                                       --------
Total liabilities ..................................................        157
                                                                       --------
Net assets .........................................................   $ 61,318
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................      3,973
                                                                       --------
Net asset value per share ..........................................   $  15.44
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................     63,798
   Accumulated net realized loss on investments ....................    (10,077)
   Net unrealized appreciation of investments ......................      7,597
                                                                       --------
Net assets .........................................................   $ 61,318
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Financial Industries Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ..........................................................   $   14
   Dividends (net of foreign withholding tax of $1) ..................    1,221
                                                                         ------
Total investment income ..............................................    1,235
                                                                         ------

EXPENSES
   Investment advisory fee ...........................................      492
   Auditors fees .....................................................        7
   Custodian fees ....................................................       23
   Legal fees ........................................................       10
   Printing & mailing fees ...........................................       37
   Trustees' fees ....................................................        2
   Other fees ........................................................        1
                                                                         ------
Total Expenses .......................................................      572
   Less expenses reimbursed ..........................................      (19)
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) ......................      (11)
                                                                         ------
Net expenses .........................................................      542
                                                                         ------
Net Investment Income ................................................      693
                                                                         ------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments ..................................    3,313
   Change in unrealized appreciation investments .....................      937
                                                                         ------
Net realized and unrealized gain .....................................    4,250
                                                                         ------
Net increase in net assets resulting from
   operations ........................................................   $4,943
                                                                         ======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Financial Industries Fund
(000's Omitted)

                                                                                 Year Ended     Year Ended
                                                                                December 31,   December 31,
                                                                                    2004          2003(a)
                                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ....................................................     $    693       $    791
   Net realized gain (loss) .................................................        3,313         (1,519)
   Change in net unrealized appreciation ....................................          937         14,169
                                                                                  --------       --------
      Net increase in net assets resulting from operations ..................        4,943         13,441
Distributions to shareholders from:
   Net investment income ....................................................         (693)          (787)
   Capital paid-in ..........................................................                        (241)
                                                                                  --------       --------
      Decrease in net assets resulting from distributions ...................         (693)        (1,028)
From fund share transactions:
   Proceeds from shares sold ................................................        5,011          4,734
   Distributions reinvested .................................................          693          1,028
   Payment for shares redeemed ..............................................      (11,624)       (12,562)
                                                                                  --------       --------
      Decrease in net assets from fund share transactions ...................       (5,920)        (6,800)
                                                                                  --------       --------
NET INCREASE (DECREASE) IN NET ASSETS .......................................       (1,670)         5,613

NET ASSETS
   Beginning of Period ......................................................       62,988         57,375
                                                                                  --------       --------
   End of Period (including undistributed net investment income of $0 and $0,
      respectively) .........................................................     $ 61,318       $ 62,988
                                                                                  ========       ========
Analysis of fund share transactions:
   Sold .....................................................................          341            318
   Reinvested ...............................................................           48             59
   Redeemed .................................................................         (800)          (619)
                                                                                  --------       --------
Decrease in fund shares outstanding .........................................         (411)          (242)
                                                                                  ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                         Financial Industries Fund
                                                     ----------------------------------------------------------------
                                                                           Year Ended December 31,
                                                     ----------------------------------------------------------------
                                                       2004           2003(i)           2002       2001         2000
                                                     -------          -------         -------    -------      -------
Net Assets Value at Beginning of Period ..........   $ 14.37          $ 11.60         $ 14.56    $ 18.34      $ 14.46
Income from Investment Operations:
   Net Investment Income .........................      0.16             0.18            0.12       0.11         0.06
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ..............................      1.07             2.82           (2.95)     (3.33)        3.87
                                                     -------          -------         -------    -------      -------
   Total From Investment Operations ..............      1.23             3.00           (2.83)     (3.22)        3.93
Less Distributions:
   Distribution from Net Investment Income .......     (0.16)           (0.18)          (0.13)     (0.09)       (0.05)
   Distribution from Net Realized Gains on
      Investments ................................                                                 (0.47)
   Distribution from Capital Paid-in .............                      (0.05)
                                                     -------          -------         -------    -------      -------
   Total Distributions ...........................     (0.16)           (0.23)          (0.13)     (0.56)       (0.05)
   Capital Contributions .........................
                                                     -------          -------         -------    -------      -------
Net Assets Value at End of Period ................   $ 15.44          $ 14.37         $ 11.60    $ 14.56      $ 18.34
                                                     =======          =======         =======    =======      =======
Total Investment Return(b) .......................      8.65%           26.03%(c)      (19.46)%   (17.51)%      27.16%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets .....................................      0.90%(g)(h)      0.85%(d)        0.90%      0.89%        0.90%
   Ratio of Net Investment Income to Average
      Net Assets .................................      1.13%            1.35%(d)        0.87%      0.71%        0.36%
   Portfolio Turnover Rate .......................     33.27%           50.20%(c)(e)     2.00%     97.00%(e)    41.00%
Net Assets End of Period (000s Omitted) ..........   $61,318          $62,988         $57,375    $88,920      $71,367

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Not annualized.
(d)  Annualized.
(e)  Excludes merger activity.
(g) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 0.93% for the year ended December 31, 2004.
(h) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(i)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
FINANCIAL INDUSTRIES FUND

                                                                         Market
                      Name of Issuer                          Shares     Value
                      --------------                          ------   ---------
                                                                        (000's)
COMMON STOCK

Banks - 30.6%
   Bank of America Corp. ..................................   62,806    $ 2,951
   Bank of New York Co., Inc. .............................   60,500      2,022
   Banknorth Group, Inc. ..................................    9,000        330
   City National Corp. ....................................    7,500        530
   Fifth Third Bancorp ....................................   40,842      1,931
   First Horizon National Corp. ...........................    2,500        108
   Golden West Financial Corp. ............................   12,200        749
   JP Morgan Chase & Co. ..................................   57,860      2,257
   M & T Bank Corp. .......................................   10,900      1,176
   Mellon Financial Corp. .................................   44,000      1,369
   National City Corp. ....................................    8,900        334
   North Fork Bancorporation, Inc. ........................    7,500        216
   PNC Bank Corp ..........................................   20,844      1,197
   Synovus Financial Corp. ................................    5,000        143
   US Bancorp .............................................   30,000        940
   Wachovia Corp. .........................................   31,182      1,640
   Wintrust Financial Corp. ...............................    2,000        114
   Zions Bancorp ..........................................   11,500        782
                                                                        -------
                                                                         18,789
Commercial Services & Supplies - 0.6%
   Fiserv, Inc. * .........................................    8,800        354

Credit Card - 2.2%
   MBNA Corp. .............................................   48,975      1,381

Diversified Financials - 34.0%
   American Express Co. ...................................   37,000      2,086
   Ameritrade Holding Corp. * .............................   10,000        142
   Assured Guaranty, Ltd. .................................   22,330        439
   Bear Stearns Cos., Inc. ................................    7,400        757
   CIT Group, Inc. ........................................   11,000        504
   Citigroup, Inc. ........................................   63,000      3,035
   Countrywide Financial Corp. ............................   24,500        907
   Doral Financial Corp. ..................................    9,000        443
   Franklin Resources, Inc. ...............................    3,000        209
   Goldman Sachs Group, Inc. ..............................   19,000      1,977
   Hartford Financial Services Group, Inc. ................   11,000        763
   Legg Mason, Inc. .......................................    8,200        601
   Lehman Brothers Holdings, Inc. .........................   15,500      1,356
   Merrill Lynch & Co., Inc. ..............................   30,800      1,841
   Morgan Stanley, Dean Witter, Discover & Co. ............   17,600        977
   National Financial Partners Corp. ......................    5,060        196
   State Street Corp. .....................................   50,000      2,456
   Wells Fargo & Co. ......................................   35,000      2,175
                                                                        -------
                                                                         20,864
Finance - 0.7%
   Marsh & McLennan Cos., Inc. ............................   12,750        419

Insurance - 24.4%
   Ace, Ltd. ..............................................   13,000        556
   AFLAC, Inc. ............................................    5,900        235
   Allstate Corp. .........................................   16,500        853
   Ambac Financial Group, Inc. ............................    8,650    $   710
   American International Group, Inc. .....................   23,400      1,537
   Arch Capital Group, Ltd. * .............................   29,200      1,130
   Axis Capital Holdings, Ltd. ............................   20,085        549
   Berkshire Hathaway, Inc. - Cl. B * .....................      800      2,349
   Conseco, Inc. * ........................................   32,200        642
   Direct General Corp. ...................................    8,500        273
   Genworth Financial, Inc. - Cl. A .......................   21,983        594
   Metlife, Inc. ..........................................   11,000        446
   PartnerRe, Ltd. ........................................   21,000      1,301
   Prudential Financial, Inc. .............................   13,500        742
   Radian Group, Inc. .....................................   14,750        785
   Renaissancere Holdings, Ltd. ...........................   14,000        729
   Scottish Annuity & Life ................................   22,000        570
   Torchmark, Inc. ........................................   12,900        737
   Transatlantic Holdings, Inc. ...........................    3,900        241
                                                                        -------
                                                                         14,979
Real Estate Investment Trust - 0.5%
   Host Marriott Corp. ....................................   16,000        277

U.S. Government Agencies - 4.4%
   Federal Home Loan Mortgage Corp. .......................   28,000      2,063
   Federal National Mortgage Assoc ........................    8,550        609
                                                                        -------
                                                                          2,672
                                                                        -------
                                        TOTAL COMMON STOCK-
                                             (Cost $52,138)     97.4%    59,735

                                                                Par
                                                               Value
                                                              -------
                                                              (000's)
SHORT-TERM INVESTMENTS - 2.7%
   Investment in joint trading account
   2.29% due 01/03/05
    (Cost $1,638) .........................................   $1,638      1,638
                                                              ------    -------
                                         TOTAL INVESTMENTS-
                                             (Cost $53,776)    100.1%    61,373
                       Payables, less cash and receivables-     (0.1)%      (55)
                                                              ------    -------
                                                NET ASSETS-    100.0%   $61,318
                                                              ======    =======

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Financial Industries Fund (the "Fund" or "VST Financial Industries") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $58                     1.83%               $--

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $7,576 and $2,372 which expire in 2010 and 2011, respectively. Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $1. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.80% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John
Hancock and JHVLICO were $19 to the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     John Hancock has entered into a Sub-Advisory Agreement with John Hancock Advisers, LLC, with respect to the Fund. John Hancock Advisers, LLC, is an affiliate of John Hancock, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $11.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $20,152           $25,947

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $53,905       $9,268        $(1,800)         $7,468

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--            $9,948          $7,468

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004          $693                   $--                    $ --
2003           787                    --                     241

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

     Acquiring Fund                    Target Fund
------------------------   ------------------------------------
VST Financial Industries   John Hancock VA Financial Industries

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The former VA Financial Industries was the accounting survivor of this merger and historical performance for it's periods prior to April 28, 2003 have been used by the surviving fund. The acquisition was accounted for as a tax-free exchange as follows:

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Depreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
     4,640         $55,074        $(5,280)          $200               $55,274

NOTE F--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Financial Industries Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Financial Industries Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Fundamental Value Fund
Wellington Management Company, LLP                                  C. Duckworth
--------------------------------------------------------------------------------

..    The manager's strategy is to combine the firm's research analysts' best ideas within the large-cap value universe using a bottom-up stock selection process. The Fund is broadly diversified across sectors and industries with sector weights closely aligned with the benchmark to minimize industry-specific risk.

Fund Commentary

Performance: For the year 2004, Fundamental Value Fund returned +15.59%, underperforming the +16.49% return of the Russell 1000 Value Index.

Environment: U.S. markets encountered some volatility in mid-2004 due to uncertainty about the pace of Federal Reserve interest rate increases, higher energy prices and concern about the war in Iraq and the threat of domestic terrorism. A year-end equity market rally marked the conclusion of 2004, as the Presidential election was decided, oil prices retreated from record highs and global inflationary pressures remained under control.

Large-cap value stocks generated a higher return than large-cap growth stocks. All sectors in the Russell 1000 Value Index advanced during the year, with Energy the strongest.

The portfolio's security selection was positive, driven by outperformance among Utilities and Financials. Financials is the largest sector, comprising over one-third of the portfolio and the Index. Security selection was weakest within Information Technology.

Outlook: The American Job Creation Act allows corporations to repatriate accumulated un-remitted earnings from foreign subsidiaries at a much reduced tax rate. This windfall should be the catalyst that reverses the multi-year trend of accumulating corporate cash balances. Repatriated funds are likely to measure in the hundreds of billions of dollars, and companies are likely to use this cash for share repurchases, merger & acquisition activity and increasing their dividend payments.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 8/31/99 (Fund Inception date)

         Fundamental Value   Russell 1000(R) Value Index
         -----------------   ---------------------------
Aug-99        $10,000                  $10,000
Sep-99          9,786                    9,651
Oct-99         10,351                   10,206
Nov-99         10,294                   10,126
Dec-99         10,471                   10,175
Jan-00         10,030                    9,843
Feb-00          9,613                    9,112
Mar-00         10,828                   10,224
Apr-00         10,443                   10,105
May-00         10,606                   10,211
Jun-00         10,216                    9,744
Jul-00         10,451                    9,866
Aug-00         11,178                   10,415
Sep-00         11,404                   10,511
Oct-00         11,709                   10,769
Nov-00         11,228                   10,369
Dec-00         11,876                   10,889
Jan-01         11,882                   10,931
Feb-01         11,469                   10,627
Mar-01         11,161                   10,251
Apr-01         11,707                   10,754
May-01         11,918                   10,995
Jun-01         11,612                   10,751
Jul-01         11,578                   10,729
Aug-01         11,156                   10,299
Sep-01         10,310                    9,574
Oct-01         10,346                    9,492
Nov-01         10,817                   10,043
Dec-01         11,045                   10,280
Jan-02         10,816                   10,201
Feb-02         10,738                   10,217
Mar-02         11,193                   10,700
Apr-02         10,596                   10,333
May-02         10,619                   10,385
Jun-02         10,028                    9,789
Jul-02          9,157                    8,879
Aug-02          9,208                    8,946
Sep-02          8,285                    7,951
Oct-02          8,954                    8,540
Nov-02          9,497                    9,078
Dec-02          9,123                    8,684
Jan-03          8,863                    8,474
Feb-03          8,632                    8,248
Mar-03          8,624                    8,262
Apr-03          9,361                    8,989
May-03          9,983                    9,569
Jun-03         10,137                    9,689
Jul-03         10,188                    9,833
Aug-03         10,398                    9,986
Sep-03         10,257                    9,889
Oct-03         10,901                   10,494
Nov-03         11,035                   10,636
Dec-03         11,741                   11,292
Jan-04         11,861                   11,491
Feb-04         12,128                   11,737
Mar-04         12,014                   11,634
Apr-04         11,676                   11,350
May-04         11,764                   11,465
Jun-04         11,967                   11,736
Jul-04         11,709                   11,571
Aug-04         11,769                   11,736
Sep-04         12,053                   11,918
Oct-04         12,414                   12,116
Nov-04         13,104                   12,728
Dec-04         13,572                   13,154

Value on 12/31/04:
------------------
$13,572 Fundamental Value Fund
$13,154 Russell 1000(R) Value Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                           % of
                                                                          Assets
                                                                          ------
Citigroup, Inc.                                                            5.1%
Bank of America Corp.                                                      4.7%
Tyco International, Ltd.                                                   2.7%
General Electric Co.                                                       2.5%
Altria Group, Inc.                                                         2.5%
Exelon Corp.                                                               2.0%
UnionBanCal Corp.                                                          2.0%
Valero Energy Corp.                                                        2.0%
Exxon Mobil Corp.                                                          2.0%
Time Warner, Inc.                                                          1.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                   Fundamental   Russell 1000(R)
                                                    Value Fund     Value Index
                                                   -----------   ---------------
1 Year                                                15.59%          16.49%
3 Years                                                7.11%           8.57%
5 Years                                                5.32%           5.27%
Since Inception (8/31/99)                              5.89%           5.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Financials                                                              32.1%
Energy                                                                  12.2%
Industrials                                                             11.9%
Consumer Discretionary                                                  11.1%
Utilities                                                                6.5%
Telecommunication Services                                               5.5%
Information Technology                                                   5.3%
Materials                                                                5.1%
Consumer Staples                                                         4.9%
Health Care                                                              3.8%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Fundamental Value Fund
Wellington Management Company, LLP                                  C. Duckworth
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Fundamental Value Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,134.10
Expense paid per $1,000*                                               $    4.54

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.88
Expense paid per $1,000*                                               $    4.30

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Fundamental Value Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $7,932 of securities
   loaned (Note B)) ................................................   $175,536
Net unrealized appreciation of investments .........................     34,640
Short-term investments at value ....................................     11,373
                                                                       --------
      Total investments ............................................    221,549
Receivable for:
   Dividends .......................................................        330
   Other assets ....................................................          4
                                                                       --------
Total assets .......................................................    221,883
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................        190
   Fund shares purchased ...........................................         89
   Collateral for securities on loan ...............................      8,140
   Foreign dividend tax withholding ................................          2
   Accrued operating expenses ......................................         16
   Futures contracts variation margin ..............................          2
   Other liabilities ...............................................          4
                                                                       --------
Total liabilities ..................................................      8,443
                                                                       --------
Net assets .........................................................   $213,440
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     17,016
                                                                       --------
Net asset value per share ..........................................   $  12.54
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $191,866
   Accumulated net realized loss on investments and futures
      transactions .................................................    (13,104)
   Net unrealized appreciation of:
      Investments ..................................................     34,640
      Futures ......................................................         38
                                                                       --------
Net assets .........................................................   $213,440
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Fundamental Value Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    74
   Dividends (net of foreign withholding tax $32) ...................     3,603
   Securities lending ...............................................        12
                                                                        -------
Total investment income .............................................     3,689
                                                                        -------

EXPENSES
   Investment advisory fee ..........................................     1,160
   Auditors fees ....................................................        19
   Custodian fees ...................................................        83
   Legal fees .......................................................        23
   Printing & mailing fees ..........................................        98
   Trustees' fees ...................................................         4
   Other fees .......................................................         5
                                                                        -------
Total expenses ......................................................     1,392
   Less expenses reimbursed .........................................       (94)
   Less custodian expense reduction offset by commission recapture
      arrangement (Note C) ..........................................       (43)
                                                                        -------
Net expenses ........................................................     1,255
                                                                        -------
Net investment income ...............................................     2,434
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on:
      Investments ...................................................    14,389
      Financial futures contracts ...................................       213
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................     9,070
      Futures .......................................................       (19)
                                                                        -------
Net realized and unrealized gain ....................................    23,653
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $26,087
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Fundamental Value Fund
(000's Omitted)

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                         2004          2003(a)
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .........................     $  2,434       $  1,751
   Net realized gain (loss) ......................       14,602         (3,702)
   Change in net unrealized appreciation .........        9,051         32,920
                                                       --------       --------
      Net increase in net assets resulting from
         operations ..............................       26,087         30,969
Distributions to shareholders from:
   Net investment income .........................       (2,434)        (1,709)
   Capital paid-in ...............................                        (156)
                                                       --------       --------
      Decrease in net assets resulting from
         distributions ...........................       (2,434)        (1,865)
From fund share transactions:
   Proceeds from shares sold .....................       24,399         32,368
   Shares issued in reorganization ...............       56,823
   Distributions reinvested ......................        2,434          1,865
   Payment for shares redeemed ...................      (32,724)       (45,584)
                                                       --------       --------
      Increase (decrease) in net assets from
         fund share transactions .................       50,932        (11,351)
                                                       --------       --------

NET INCREASE IN NET ASSETS .......................       74,585         17,753

NET ASSETS
   Beginning of Period ...........................      138,855        121,102
                                                       --------       --------
   End of Period (including undistributed net
      investment income $0 and $0,
      respectively) ..............................     $213,440       $138,855
                                                       ========       ========
Analysis of fund share transactions:
   Sold ..........................................        2,162          3,382
   Issued in reorganization ......................        4,933
   Reinvested ....................................          212            197
   Redeemed ......................................       (2,891)        (4,906)
                                                       --------       --------
Net decrease in fund shares outstanding ..........        4,416         (1,327)
                                                       ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                                     Fundamental Value Fund
                                                             -------------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                             -------------------------------------------------------------------
                                                               2004            2003(g)          2002(g)      2001          2000
                                                             --------         --------         --------    --------       ------
Net Assets Value at Beginning of Period ..................   $  11.02         $   8.70         $  10.66    $  11.57      $ 10.42
Income from Investment Operations:
   Net Investment Income .................................       0.18             0.14             0.12        0.10         0.09
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ......................................       1.52             2.33            (1.96)      (0.91)        1.30
                                                             --------         --------         --------    --------      -------
   Total From Investment Operations ......................       1.70             2.47            (1.84)      (0.81)        1.39
Less Distributions:
   Distribution from Net Investment Income ...............      (0.18)           (0.14)           (0.12)      (0.10)       (0.10)
   Distribution from Net Realized Gains on Investments ...                                                                 (0.08)
   Distribution from Excess of Net Investment
      Income/Gains .......................................                                                                 (0.06)
   Distribution from Capital Paid-In .....................                       (0.01)              (d)
                                                             --------         --------         --------    --------      -------
   Total Distributions ...................................      (0.18)           (0.15)           (0.12)      (0.10)       (0.24)
                                                             --------         --------         --------    --------      -------
Net Assets Value at End of Period ........................   $  12.54         $  11.02         $   8.70    $  10.66      $ 11.57
                                                             ========         ========         ========    ========      =======
Total Investment Return(b) ...............................      15.59%           28.70%          (17.40)%     (6.99)%      13.41%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets .............................................       0.86%(e)(f)      0.89%(e)(f)      0.85%       0.99%(e)     1.05%(e)
   Ratio of Net Investment Income to Average Net
      Assets .............................................       1.61%            1.44%            1.26%       0.91%        0.97%
   Portfolio Turnover Rate ...............................      67.76%(c)        69.21%           82.22%      85.20%(c)    86.97%
Net Assets End of Period (000s Omitted) ..................   $213,440         $138,855         $121,102    $161,710      $15,728

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Excludes merger activity.
(d)  Amount is less than $0.01.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .92%, .90%, 1.20%, and 1.36% for the years ended December 31, 2004, 2003, 2001, and 2000, respectively.
(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(g) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                         Market
                    Name of Issuer                             Shares    Value
                    --------------                            -------   -------
                                                                        (000's)
COMMON STOCK

Aerospace & Defense - 2.1%
   General Dynamics Corp. .................................    17,900   $ 1,872
   Lockheed Martin Corp. ..................................     6,300       350
   Precision Castparts Corp. ..............................     5,700       375
   United Technologies Corp. ..............................    17,300     1,788
                                                                        -------
                                                                          4,385
Airlines - 0.3%
   Continental Airlines, Inc. - Cl. B # * .................    43,900       594
Auto Components - 1.7%
   Johnson Controls, Inc. .................................    13,800       875
   Lear Corp. .............................................    38,300     2,337
   TRW Automotive Holdings Corp. * ........................    24,700       511
                                                                        -------
                                                                          3,723
Banks - 13.0%
   Bank of America Corp. ..................................   212,172     9,970
   City National Corp. ....................................    10,800       763
   Comerica, Inc. .........................................    23,200     1,416
   Golden West Financial Corp. ............................    58,000     3,562
   Hibernia Corp. - Cl. A .................................   111,100     3,279
   Northern Trust Corp. ...................................    29,800     1,448
   UBS AG # ...............................................    29,800     2,498
   UnionBanCal Corp. ......................................    64,800     4,178
   Zions Bancorp ..........................................     9,900       673
                                                                        -------
                                                                         27,787
Beverages - 0.7%
   Constellation Brands, Inc. - Cl. A * ...................    31,800     1,479
Chemicals - 2.8%
   Dow Chemical Co. .......................................    36,800     1,822
   E.I. du Pont de Nemours & Co. ..........................    48,200     2,364
   Rohm & Haas Co. ........................................    41,100     1,818
                                                                        -------
                                                                          6,004
Commercial Services & Supplies - 1.1%
   Cendant Corp. ..........................................    32,300       755
   First Data Corp. .......................................    28,400     1,208
   The Bisys Group, Inc. * ................................    29,600       487
                                                                        -------
                                                                          2,450
Communications Equipment - 0.7%
   Avaya, Inc. * ..........................................    31,200       537
   Cisco Systems, Inc. * ..................................    21,700       419
   Motorola, Inc. .........................................    24,500       421
   Scientific-Atlanta, Inc. ...............................     4,300       142
                                                                        -------
                                                                          1,519
Computers & Peripherals - 1.8%
   Hewlett-Packard Co. ....................................    52,300     1,097
   International Business Machines Corp. ..................    27,200     2,681
                                                                        -------
                                                                          3,778
Diversified Financials - 10.8%
   Capital One Financial Corp. ............................    13,300     1,120
   Citigroup, Inc. ........................................   223,266   $10,757
   Countrywide Credit Industries, Inc. ....................    41,498     1,536
   Eaton Vance Corp. ......................................     1,000        52
   Franklin Resources, Inc. ...............................    22,800     1,588
   Goldman Sachs Group, Inc. ..............................    26,200     2,726
   Merrill Lynch & Co., Inc. ..............................    62,700     3,748
   State Street Corp. .....................................    32,400     1,591
                                                                        -------
                                                                         23,118
Diversified Telecommunication Services - 4.7%
   AT&T Corp. .............................................    61,600     1,174
   Citizens Communications Co. ............................   161,600     2,228
   Deutsche Telekom AG - ADR # * ..........................   105,500     2,393
   Qwest Communications International, Inc.* ..............    74,300       330
   Sprint Corp. ...........................................    22,600       562
   Verizon Communications .................................    81,400     3,297
                                                                        -------
                                                                          9,984
Electric Utilities - 5.5%
   Entergy Corp. ..........................................    27,900     1,886
   Exelon Corp. ...........................................    95,024     4,187
   PG & E Corp. * .........................................    64,900     2,160
   TXU Corp. # ............................................    55,000     3,551
                                                                        -------
                                                                         11,784
Electric/Gas - 0.4%
   MDU Resources Group, Inc. ..............................    35,900       958
Electronic Equipment & Instruments - 0.3%
   Tektronix, Inc. ........................................    21,200       640
Gas Utilities - 0.5%
   UGI Corp. # ............................................    23,800       974
Health Care Providers & Services - 0.7%
   McKesson HBOC, Inc. ....................................    45,600     1,435
Hotels Restaurants & Leisure - 1.1%
   McDonald's Corp. .......................................    75,100     2,408
Household Durables - 0.5%
   Lennar Corp. ...........................................    17,200       975
Industrial Conglomerates - 5.1%
   General Electric Co. ...................................   144,300     5,267
   Tyco International, Ltd. ...............................   160,300     5,729
                                                                        -------
                                                                         10,996
Insurance - 5.1%
   Ambac Financial Group, Inc. ............................     5,600       460
   American International Group, Inc. .....................    20,765     1,364
   MBIA, Inc. .............................................    59,550     3,768
   Prudential Financial, Inc. .............................    35,200     1,935
   St. Paul Cos., Inc. ....................................    52,700     1,954
   UnumProvident Corp. ....................................     8,100       145
   Wellpoint, Inc. * ......................................    10,100     1,161
                                                                        -------
                                                                         10,787

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                                        Market
                        Name of Issuer                        Shares     Value
                        --------------                       -------   --------
                                                                        (000's)
COMMON STOCK - Continued

Internet Software & Services - 0.3%
   VeriSign, Inc. * ......................................    18,100   $    607

Machinery - 1.9%
   Deere & Co. ...........................................    10,500        781
   Graco, Inc. ...........................................    50,800      1,898
   Ingersoll-Rand Co. - Cl. A ............................    17,600      1,413
                                                                       --------
                                                                          4,092

Media - 5.3%
   Comcast Corp. - Cl. A *................................     9,463        315
   Comcast Corp. - Cl. A SPL *............................    55,800      1,832
   E.W. Scripps Co. - Cl. A # ............................    17,800        859
   Fox Entertainment Group, Inc. - Cl. A *................    26,800        838
   Gannett Co., Inc. .....................................    11,700        956
   Liberty Media Corp. - Ser. A ..........................   179,200      1,968
   McGraw-Hill Cos., Inc. ................................     8,400        769
   Time Warner, Inc. *....................................   197,100      3,832
                                                                       --------
                                                                         11,369

Metals & Mining - 0.8%
   Alcoa, Inc. ...........................................    52,100      1,637

Multiline Retail - 0.7%
   Costco Wholesale Corp. ................................    29,400      1,423

Office Electronics - 0.3%
   Xerox Corp. # * .......................................    41,800        711

Oil & Gas - 12.0%
   Conoco Phillips .......................................    42,085      3,654
   Exxon Mobil Corp. .....................................    80,300      4,116
   Halliburton Co. .......................................    67,100      2,633
   Noble Energy, Inc. # ..................................     6,100        376
   Occidental Petroleum Corp. ............................    55,000      3,210
   Petro-Canada ..........................................    69,600      3,551
   Premcor, Inc. .........................................    41,400      1,746
   Pride International, Inc. * ...........................    52,700      1,083
   Valero Energy Corp. ...................................    92,000      4,177
   Western Gas Resources, Inc. ...........................    35,500      1,038
                                                                       --------
                                                                         25,584

Paper & Forest Products - 1.4%
   Bowater, Inc. .........................................    43,400      1,909
   Weyerhaeuser Co. ......................................    16,800      1,129
                                                                       --------
                                                                          3,038

Personal Products - 1.7%
   Alberto-Culver Co. - Cl. B ............................    17,500        850
   Gillette Co. ..........................................    62,600      2,803
                                                                       --------
                                                                          3,653

Pharmaceuticals - 3.1%
   Abbott Laboratories ...................................    38,500      1,796
   King Pharmaceuticals, Inc. * ..........................    57,600        714
   Medco Health Solutions, Inc. * ........................    17,300        720
   Schering-Plough Corp. .................................   122,300      2,554
   Watson Pharmaceuticals, Inc. * ........................    24,700   $    810
                                                                       --------
                                                                          6,594

Real Estate Investment Trust - 2.7%
   General Growth Properties .............................    84,140      3,043
   Kimco Realty Corp. ....................................    47,650      2,763
                                                                       --------
                                                                          5,806

Road & Rail - 1.2%
   Canadian National Railway Co. .........................    23,750      1,454
   Norfolk Southern Corp. ................................    28,400      1,028
                                                                       --------
                                                                          2,482

Semiconductor Equipment & Products - 0.6%
   Fairchild Semiconductor Corp. - Cl. A * ...............    73,300      1,192

Software - 1.3%
   Electronic Arts, Inc. * ...............................     8,600        531
   Microsoft Corp. .......................................    83,200      2,222
                                                                       --------
                                                                          2,753

Specialty Retail - 1.6%
   Abercrombie & Fitch Co. ...............................    13,800        648
   Foot Locker, Inc. .....................................    17,100        460
   Michaels Stores, Inc. .................................    74,200      2,224
                                                                       --------
                                                                          3,332

Tobacco - 2.4%
   Altria Group, Inc. ....................................    85,400      5,218

U.S. Government Agencies - 1.6%
   Federal Home Loan Mortgage Corp. ......................    45,500      3,353

Wireless Telecommunications Services - 0.7%
   Nextel Communications, Inc. - Cl. A * .................    51,800      1,554
                                                                       --------
                                       TOTAL COMMON STOCK-
                                           (Cost $175,536)      98.5%   210,176

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 3.8%
   State Street Navigator Securities Lending
      Portfolio ..........................................   $ 8,140      8,140

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
FUNDAMENTAL VALUE FUND

                                                               Par      Market
                        Name of Issuer                        Value      Value
                        --------------                       -------   --------
                                                             (000's)    (000's)
SHORT-TERM INVESTMENTS - 1.5%

Investment in joint trading account
   2.29% due 01/03/05 ....................................   $ 3,068   $  3,068

U.S. Treasury - Bills
   2.075% due 02/03/05 ...................................        70         70
   2.138% due 02/10/05 ...................................        25         25
   2.171% due 02/24/05 ...................................        35         35
   2.212% due 03/03/05 ...................................        35         35
                                                                       --------
                                          TOTAL SHORT-TERM
                                              INVESTMENTS-
                                             (Cost $3,233)     3,233      3,233
                                                             -------   --------
                                        TOTAL INVESTMENTS-
                                           (Cost $186,909)     103.8%   221,549
                      Payables, less cash and receivables-      (3.8)%   (8,109)
                                                             -------   --------
                                               NET ASSETS-     100.0%  $213,440
                                                             =======   ========

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
NOTE A--ORGANIZATION

     John Hancock Fundamental Value Fund (the "Fund" or "VST Fundamental Value") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash-balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding       Interest Rate     Interest Expense
---------------------------   ----------------   ----------------
           $216                     2.53%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $7,932                    $8,140

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, open financial futures contracts for the Fund were as follows:

                               Open                                     Unrealized
                             Contracts   Position   Expiration Month   Appreciation
                             ---------   --------   ----------------   ------------
S&P Mini 500 Index Futures      41         Long         March 05           $38
                                                                           ===

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $727, $5,281 and $5,961 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $32. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between           Between
                    $25 Million and   $50 Million and    Excess Over
First $25 Million     $50 Million       $100 Million    $100 Million
-----------------   ---------------   ---------------   ------------
      0.95%              0.85%             0.75%            0.65%

In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John Hancock and JHVLICO were $94 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $43.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock, is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $147,189          $100,532

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $188,006       $34,557       $(1,014)         $33,543

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $11,969          $33,543

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $2,434                  $--                     $ --
2003          1,709                   --                      156

     Included in the Fund's 2004 distributions from ordinary income is $109 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On October 15, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

    Acquiring Fund            Target Fund
---------------------   -----------------------
VST Fundamental Value   VST Fundamental Value B

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as a tax-free exchange as follows:

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
     4,933         $56,823        $4,338          $141,631             $198,453

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on October 15, 2004 on the following matter:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
NOTE F--OTHERS MATTERS (UNAUDITED)--Continued

                                                          For  Against  Abstain
                                                          ---  -------  -------
To approve, as to the Fundamental Value Fund, a proposal  90%    5%       5%
   to combine with the Fundamental Value B Fund of John
   Hancock Variable Series Trust I. Shareholders in the
   Fundamental Value B Fund would receive Fundamental
   Fund shares having the same value as their prior
   Value Fundamental Value B Fund shares.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fundamental Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fundamental Value Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Global Bond Fund
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    The Fund employs a multiple manager approach with several portfolio managers managing a portion of the Fund. The managers select securities using proprietary fundamental research and economic analysis to identify attractive markets and currencies as well as undervalued sectors and securities.

Fund Commentary

Performance: For the year 2004, the Global Bond Fund returned +10.63%, outperforming the +10.36% return of the Citibank World Government Bond Index.

Environment: The portfolio's underweight exposure to Japanese government bonds and an overweight to Eurozone countries were the top contributors to results for the year. Within corporates, the portfolio's issue selection within Financials and Telecommunication Services was positive. There were no significant negative contributors for the year.

Outlook: We have a long-term negative outlook for the U.S. dollar as its current account deficit continues to grow. We think the euro is expensive and likely to remain so, and we believe the yen has room to appreciate. Over the longer term, we expect U.S. interest rates to move higher as the Federal Reserve continues to target a more neutral policy. Because the best news in low inflation is behind us, we expect to have a slightly short duration stance. In the Eurozone and Japan, however, central banks are not expected to tighten monetary policy in 2005 as corporate and labor market restructuring continues.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/96 (Fund Inception Date)

                           Global
         Global Bond   Bond Benchmark
         -----------   --------------
Apr-96      10,000         10,000
May-96       9,983         10,002
Jun-96      10,068         10,123
Jul-96      10,103         10,163
Aug-96      10,112         10,184
Sep-96      10,297         10,371
Oct-96      10,490         10,587
Nov-96      10,674         10,775
Dec-96      10,671         10,704
Jan-97      10,723         10,763
Feb-97      10,755         10,801
Mar-97      10,634         10,697
Apr-97      10,761         10,847
May-97      10,871         10,938
Jun-97      11,021         11,082
Jul-97      11,262         11,351
Aug-97      11,194         11,281
Sep-97      11,396         11,456
Oct-97      11,459         11,599
Nov-97      11,518         11,661
Dec-97      11,638         11,787
Jan-98      11,775         11,939
Feb-98      11,795         11,958
Mar-98      11,844         12,015
Apr-98      11,891         12,078
May-98      12,012         12,206
Jun-98      12,101         12,296
Jul-98      12,133         12,344
Aug-98      12,316         12,556
Sep-98      12,624         12,852
Oct-98      12,539         12,796
Nov-98      12,640         12,886
Dec-98      12,703         12,910
Jan-99      12,812         13,019
Feb-99      12,564         12,826
Mar-99      12,668         12,917
Apr-99      12,705         12,990
May-99      12,578         12,912
Jun-99      12,447         12,766
Jul-99      12,562         12,739
Aug-99      12,512         12,753
Sep-99      12,436         12,818
Oct-99      12,430         12,844
Nov-99      12,455         12,887
Dec-99      12,429         12,889
Jan-00      12,395         12,899
Feb-00      12,497         13,029
Mar-00      12,674         13,245
Apr-00      12,671         13,279
May-00      12,739         13,357
Jun-00      12,828         13,473
Jul-00      12,903         13,575
Aug-00      12,937         13,638
Sep-00      13,005         13,717
Oct-00      13,113         13,832
Nov-00      13,320         14,107
Dec-00      13,920         14,613
Jan-01      13,913         14,594
Feb-01      13,915         14,588
Mar-01      13,483         14,168
Apr-01      13,457         14,117
May-01      13,357         14,074
Jun-01      13,269         13,945
Jul-01      13,613         14,296
Aug-01      14,148         14,834
Sep-01      14,168         14,942
Oct-01      14,245         15,060
Nov-01      14,109         14,849
Dec-01      13,718         14,468
Jan-02      13,455         14,200
Feb-02      13,526         14,274
Mar-02      13,490         14,234
Apr-02      13,931         14,743
May-02      14,369         15,161
Jun-02      14,941         15,893
Jul-02      14,998         16,049
Aug-02      15,282         16,329
Sep-02      15,421         16,507
Oct-02      15,410         16,440
Nov-02      15,469         16,461
Dec-02      16,304         17,289
Jan-03      16,566         17,526
Feb-03      16,831         17,771
Mar-03      16,847         17,826
Apr-03      17,090         18,040
May-03      17,909         18,823
Jun-03      17,631         18,518
Jul-03      17,041         17,968
Aug-03      16,958         17,871
Sep-03      17,960         18,885
Oct-03      17,791         18,790
Nov-03      18,112         19,108
Dec-03      18,897         19,870
Jan-04      18,938         19,924
Feb-04      18,978         19,954
Mar-04      19,205         20,241
Apr-04      18,447         19,375
May-04      18,540         19,526
Jun-04      18,558         19,569
Jul-04      18,442         19,469
Aug-04      18,950         19,930
Sep-04      19,160         20,211
Oct-04      19,809         20,809
Nov-04      20,580         21,559
Dec-04      20,907         21,929

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Federal Republic of Germany                                             15.5%
Government of Japan                                                     13.7%
Government of France                                                    12.7%
U.S. Treasury                                                            8.5%
Kingdom of Spain                                                         4.5%
Kingdom of Sweden                                                        4.1%
Government of Netherlands                                                2.8%
Republic of Finland                                                      2.8%
U.K. Treasury                                                            2.1%
KFW International Finance, Inc.                                          2.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                  Global Bond   Global Bond Fund
                                                     Fund/1/      Benchmark/2/
                                                  -----------   ----------------
1 Year                                               10.63%          10.36%
3 Years                                              15.08%          14.87%
5 Years                                              10.96%          11.22%
Since Inception (5/1/96)                              8.87%           9.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                12.59%
AAA                                                                       53.68%
AA                                                                         2.53%
A                                                                         19.21%

Weighted Average Yield                                                     3.09%
BBB                                                                       11.99%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with a nondiversified fund and with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/  Statistics are based on bond assets only, excluding cash.
/2/ The Global Bond Fund benchmark represents 75% Lehman Brothers Aggregate Bond Index and 25% J.P. Morgan Non-US Government Bond Index, Hedged, from May 1996 to April 1999, the J.P. Morgan Global Government Bond Index (Hedged), May 1999 to October 2000, and the Citigroup Government Bond Index, Unhedged, November 2000 to present.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Global Bond Fund
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Global Bond Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,126.50
Expense paid per $1,000*                                               $    5.90

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.59
Expense paid per $1,000*                                               $    5.60

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Global Bond Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $8,938 of securities
   loaned (Note B)) ................................................     94,592
Net unrealized appreciation of investments .........................     18,683
Short-term investments at value ....................................     12,367
                                                                       --------
      Total investments ............................................    125,642
Receivable for:
   Interest ........................................................      2,686
   Foreign interest tax expenses ...................................          1
   Unrealized appreciation in forward currency contracts ...........        705
                                                                       --------
Total assets .......................................................    129,034
                                                                       --------

LIABILITIES
Payables for:
   Fund shares purchased ...........................................          6
   Foreign interest tax expenses ...................................          1
   Accrued operating expenses ......................................         87
   Collateral for securities on loan ...............................      9,100
   Unrealized depreciation in forward currency contracts ...........      1,069
                                                                       --------
Total liabilities ..................................................     10,263
                                                                       --------
Net assets .........................................................   $118,771
                                                                       ========
Shares outstanding, $0.01 Par Value
   (unlimited shares authorized) ...................................      9,647
                                                                       --------
Net asset value per share ..........................................   $  12.31
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $100,107
   Accumulated net realized loss on investments and foreign
      currency transactions ........................................       (205)
   Undistributed net investment income .............................        365
   Net unrealized appreciation (depreciation) of:
      Investments ..................................................     18,683
      Translation of assets and liabilities in foreign currencies ..       (179)
                                                                       --------
Net assets .........................................................   $118,771
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Global Bond Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $ 3,797
   Securities lending ...............................................         6
                                                                        -------
Total investment income .............................................     3,803
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       922
   Auditors fees ....................................................        13
   Custodian fees ...................................................       151
   Legal fees .......................................................        18
   Printing & mailing fees ..........................................        97
   Trustees' fees ...................................................         3
   Other fees .......................................................         3
                                                                        -------
Total expenses ......................................................     1,207
   Less expenses reimbursed .........................................       (66)
                                                                        -------
Net expenses ........................................................     1,141
                                                                        -------
Net investment income ...............................................     2,662
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on:
      Investments ...................................................       875
      Foreign currency transactions .................................     3,036
   Change in unrealized appreciation on:
      Investments ...................................................     4,365
      Translation of assets and liabilities in foreign currencies ...       227
                                                                        -------
Net realized and unrealized gain ....................................     8,503
                                                                        -------
Net decrease in net assets resulting from
   operations .......................................................   $11,165
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Global Bond Fund
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2004          2003(a)
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................     $  2,662       $  2,744
   Net realized gain .........................................        3,911          4,561
   Change in net unrealized appreciation .....................        4,592          6,812
                                                                   --------       --------
      Net increase in net assets resulting from operations ...       11,165         14,117
Distributions to shareholders from:
   Net investment income .....................................       (6,538)        (6,998)
   Capital paid-in ...........................................       (1,577)          (222)
                                                                   --------       --------
      Decrease in net assets resulting from distributions ....       (8,115)        (7,220)
From fund share transactions:
   Proceeds from shares sold .................................       31,700         73,381
   Distributions reinvested ..................................        8,115          7,220
   Payment for shares redeemed ...............................      (31,389)       (58,674)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....        8,426         21,927
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................       11,476         28,824

NET ASSETS
   Beginning of Period .......................................      107,295         78,471
                                                                   --------       --------
   End of Period (including undistributed net
      investment income of $365 and $346, respectively) ......     $118,771       $107,295
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        2,646          6,269
   Reinvested ................................................          666            598
   Redeemed ..................................................       (2,630)        (4,995)
                                                                   --------       --------
Net increase in fund shares outstanding ......................          682          1,872
                                                                   ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                             Global Bond Fund
                                                       -------------------------------------------------------------
                                                                          Year Ended December 31,
                                                       -------------------------------------------------------------
                                                         2004         2003(f)       2002(f)       2001       2000(c)
                                                       --------      --------      --------     -------      -------
Net Assets Value at Beginning of Period ............   $  11.97      $  11.06      $  9.74      $ 10.34      $  9.82
Income from Investment Operations:
   Net Investment Income ...........................       0.37          0.40         0.40         0.38         0.48
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ................................       0.87          1.36         1.43        (0.53)        0.67
                                                       --------      --------      -------      -------      -------
   Total From Investment Operations ................       1.24          1.76         1.83        (0.15)        1.15
Less Distributions:
   Distribution from Net Investment Income .........      (0.73)        (0.82)       (0.46)       (0.45)       (0.63)
   Distribution from Capital Paid-In ...............      (0.17)        (0.03)       (0.05)
                                                       --------      --------      -------      -------      -------
   Total Distributions .............................      (0.90)        (0.85)       (0.51)       (0.45)       (0.63)
                                                       --------      --------      -------      -------      -------
Net Assets Value at End of Period ..................   $  12.31      $  11.97      $ 11.06      $  9.74      $ 10.34
                                                       ========      ========      =======      =======      =======
Total Investment Return(b) .........................      10.63%        15.91%       18.85%       (1.45)%      12.00%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets .......................................       1.05%(d)      0.95%(d)     0.95%(d)     0.95%(d)     0.81%(d)
   Ratio of Net Investment Income to Average Net
      Assets .......................................       2.46%         2.85%        3.53%        3.73%(e)     4.71%
   Portfolio Turnover Rate .........................      40.04%        51.09%       64.15%       41.75%      259.60%
Net Assets End of Period (000s Omitted) ............   $118,771      $107,295      $78,471      $47,646      $68,473

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.12%, .98%, 1.01%, .95%, and .91%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(e) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 3.96% for the years ended December 31, 2001.
(f) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GLOBAL BOND FUND **

                                                                 Par      Market
                Name of Issuer                                  Value     Value
                --------------                                --------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Australia - 0.2%
   Government of Australia (FG)
      5.75% due 06/15/11 - AAA ............AUD                $    250   $   200
Canada - 0.9%
   Government of Canada (FG)
      5.5% due 06/01/10 - AAA .............CAD                     650       584
   Government of Canada - Bonds (FG)
      7.0% due 12/01/06 - AAA ................                     125       112
   Government of Canada (FG)
      7.25% due 06/01/07 - AAA ...............                     250       227
   Province of British Columbia - Debs. (FG)
      6.35% due 06/18/31 - AA ................                     125       121
                                                                         -------
                                                                           1,044
Denmark - 2.8%
   NY Kredit (FB) .........................DKK
      5.0% due 10/01/35 - NA .................                   6,585     1,202
   RealKredit Danmark - Notes (JP)
      5.0% due 10/01/35 - NA .................                  11,679     2,130
                                                                         -------
                                                                           3,332
Finland - 2.6%
   Republic of Finland - Bonds (FB)
      5.75% due 02/23/11 - AAA ............EUR                   2,030     3,131
France - 12.1%
   Government of France (FG)
      5.0% due 10/25/11 - AAA .............EUR                   3,200     4,765
   Government of France - Bonds (FG)
      5.25% due 04/25/08 - AAA ...............                   6,580     9,589
                                                                         -------
                                                                          14,354
Germany - 15.6%
   Bayer Hypo Vereins - Bonds (JP)
      6.0% due 02/14/14 - BBB+ ............EUR                     400       608
   Federal Republic of Germany (FG)
      4.5% due 07/04/09 - AAA ................                   3,130     4,503
      5.25% due 01/04/11 - AAA ...............                   4,625     6,947
      6.25% due 01/04/30 - AAA ...............                   3,250     5,730
   Federal Republic of Germany - Bonds (FG)
      5.25% due 01/04/08 - AAA ...............                     125       182
      6.5% due 10/14/05 - AAA ................                     125       175
   Kredit Fuer Wiederaufbau (JP)
      5.0% due 07/04/11 - AAA ................                     250       372
                                                                         -------
                                                                          18,517
Greece - 0.4%
   Hellenic Republic - Bonds (FG)
      8.8% due 06/19/07 - A ...............EUR                     293       454
Ireland - 0.4%
   Wal-Mart Stores (JD) *                  GBP
      5.25% due 09/28/35 - NA ................                     250       489
Japan - 13.0%
   Government of Japan (FG)
      0.5% due 06/20/13 - AA- .............JPY                $545,000   $ 4,995
      1.8% due 03/22/10 - AA- ................                 300,000     3,096
   Government of Japan - Bonds (FG)
      0.9% due 12/22/08 - AA- ................                 425,000     4,217
      1.1% due 03/21/11 - AA- ................                 320,000     3,169
                                                                         -------
                                                                          15,477
Luxembourg - 1.9%
   KFW International Finance, Inc. (FB)
      1.75% due 03/23/10 - AAA ............EUR                 215,000     2,212
Netherlands - 2.7%
   Government of Netherlands (FG)
      5.5% due 01/15/28 - AAA .............EUR                   1,990     3,199
New Zealand - 0.3%
   Government of New Zealand - Bonds (FG)
      8.0% due 11/15/06 - AAA .............NZD                     500       371
Spain - 3.3%
   Kingdom of Spain (FG)
      6.15% due 01/31/13 - NA .............EUR                   2,420     3,880
Supra National - 13.8%
   Arena Brands Co. (JG)
      6.1% due 11/15/62 - NA ..............EUR                     500       776
   Bank of America (JP)
      3.625% due 03/03/08 - NA ............EUR                     250       345
      4.75% due 05/06/19 - NA * ..............                     400       567
   Bank of Ireland (JP)
      6.45% due 02/10/10 - NA .............EUR                   1,000     1,540
   Bayerische Landesbank Girozen (JP)
      1.4% due 04/22/13 - AAA .............JPY                  60,000       587
   BNP Paribas (JP)
      5.25% due 01/23/14 - AA- ............EUR                     125       183
   Daimler Chrysler International Finance Co.
      (FB)
      6.125% due 03/21/06 - BBB ...........EUR                     850     1,195
   Deutsche Telekom International Finance
      (FB)
      7.5% due 05/29/07 - BBB+ ............EUR                     125       187
   Deutsche Telekom International Finance BV
      (FB)
      8.125% due 05/29/12 - BBB+ ..........EUR                     350       601
   E On International Finance (FB)
       5.75% due 05/29/09 - AA- ...........EUR                     590       881
   Edison Spa (J3)
      5.125% due 12/10/10 - BBB+ ..........EUR                     580       844
   Essent NV (EU)
      4.5% due 06/25/13 - NA ..............EUR                     770     1,077
   Federal National Mortgage Assoc. - Bonds
      (FD)
      2.125% due 10/09/07 - AAA ...........JPY                 100,000     1,023

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                                 Par      Market
                   Name of Issuer                               Value     Value
                   --------------                             --------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Supra National - Continued
   Ford Credit Canada, Ltd. (AL)
      4.875% due 05/17/07 - BBB- ............EUR              $    430   $   595
   France Telecom (J1)
      8.25% due 03/14/08 - BBB+ .............EUR                   250       379
      9.0% due 03/14/11 - BBB+ .................                   405       882
   GIE Psa Tresorerie - Bonds (BV)
      5.875% due 09/27/11 - A- ..............EUR                   250       380
   HSBC Capital Funding (FB)
      8.03% due 12/29/49 - A- ...............EUR                   350       597
   International-American Development Bank
      - Bonds (JP)
      1.9% due 07/08/09 - AAA ...............JPY               100,000     1,034
   Kingdom of Spain - Notes (FG)
      3.1% due 09/20/06 - AAA ...............JPY               120,000     1,228
   PLD International Finance LLC (FB) *
      4.375% due 04/13/11 - NA ..............EUR                   350       486
   RWE Finance BV (FB)
      6.125% due 10/26/12 - A+ ..............EUR                   125       196
   Sogerim SA (J1)
      7.25% due 04/20/11 - BBB+ .............EUR                   125       199
   Veolia Environment (J6)
      4.875% due 05/28/13 - NA ..............EUR                   440       633
                                                                         -------
                                                                          16,415
Sweden - 4.6%
   Kingdom of Sweden (FG)
      5.0% due 01/28/09 - AAA ...............SEK                14,200     2,278
      5.25% due 03/15/11 - AAA .................                14,350     2,352
   Spintab  -  Bonds (JP)
      6.0% due 04/20/09 - NA ...................                 5,000       825
                                                                         -------
                                                                           5,455
United Kingdom - 8.3%
   Anglian Water plc (BO)
      5.375% due 07/02/09 - A- ..............EUR                   400       586
   Anglian Water Services Finance plc (FB)
      4.625% due 10/07/13 - A- ..............EUR                   250       354
   British Telecom Plc (J1)
      7.125% due 02/15/11 - A- ..............EUR                   780     1,249
   Cadbury Schweppes (JH) *
      4.25% due 06/30/09 - NA ...............EUR                   675       942
   Imperial Tobacco Finance plc (FB)
      6.375% due 09/27/06 - BBB .............EUR                   410       588
   Koninklijke KPN NV - Notes (JY)
      4.75% due 11/05/08 - A- ...............EUR                   430       612
   National Grid Group Finance (FB)
      5.25% due 08/23/06 - A- ...............EUR                   410       577
      6.125% due 08/23/11 - A- .................                   250       384
   Royal Bank of Scotland (JP)
      4.875% due 03/26/09 - AA- .............EUR                   125       180
   Sumitomo Mitsui Banking (JP) *
      4.375% due 10/27/14 - NA ..............EUR                   250       349
   U.K. Treasury (FG)
      4.25% due 06/07/32 - AAA ..............GBP                   320       595
   U.K. Treasury (FG)
      7.25% due 12/07/07 - AAA ..............GBP              $    660   $ 1,360
   U.K. Treasury - Bonds (FG)
      6.0% due 12/07/28 - AAA ...............GBP                    50       117
      8.5% due 12/07/05 - AAA ...............GBP                   150       298
   UK Treasury Stock (FG)
      5.0% due 09/07/14 - AAA ...............GBP                   870     1,727
                                                                         -------
                                                                           9,918
United States - 12.5%
   Bank Americorp - Sr. Notes (JP)
      4.875% due 09/15/12 - A+ ..............USD                   400       409
   Clear Channel Communications, Inc. (JA)
      7.65% due 09/15/10 - BBB- ................                   125       142
   Dominion Resources, Inc. - Sr. Notes Ser. B
      (EU)
      4.125% due 02/15/08 - BBB+ ...............                   250       252
   Federal National Mortgage Assoc. - Notes
      # (FD)
      6.0% due 05/15/08 - AAA ..................                   900       968
   General Motors Acceptance Corp. - Notes (AL)
      6.875% due 09/15/11 - BBB- ...............                 1,025     1,050
   Kellogg Co. - Notes Ser. B (JH)
      6.6% due 04/01/11 - BBB+ .................                   500       560
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2004 A1 Cl. 2A1 (OC)
      4.67% due 02/25/34 - AAA .................                   289       289
   Metlife, Inc. - Debs. (JR)
      3.911% due 05/15/05 - A ..................                   190       191
   News America, Inc. - Sr. Notes (JA)
      6.75% due 01/09/38 - BBB- ................                   125       141
   NiSource Finance Corp. - Sr. Notes (FB)
      6.15% due 03/01/13 - BBB .................                    80        87
   Pulte Homes, Inc. - Sr. Notes (BJ)
      6.25% due 02/15/13 - BBB- ................                   100       106
      8.125% due 03/01/11 - BBB- ...............                    25        30
   Schering Plough Corp. - Sr. Notes (JO)
      5.3% due 12/01/13 - A- ...................                   125       131
   SLM Corp. (JQ)
      5.0% due 04/15/15 - A ....................                   375       374
   Sprint Capital Corp. (J1)
      6.375% due 05/01/09 - BBB- ...............                    50        54
      6.875% due 11/15/28 - BBB- ...............                    50        55
   U.S. Treasury - Notes (TN)
      1.125% due 06/30/05 - # AAA ..............                 1,125     1,117
      3.25% due 08/15/07 - # AAA ...............                 1,650     1,653
      5.0% due 08/15/11 - #  AAA ...............                   850       905
      5.75% due 08/15/10 - # AAA ...............                   250       275
      6.5% due 02/15/10 - # AAA ................                   500       566
      6.875% due 05/15/06 - # AAA ..............                 1,750     1,843

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GLOBAL BOND FUND

                                                               Par      Market
                       Name of Issuer                         Value      Value
                       --------------                        -------   --------
                                                             (000's)    (000's)
PUBLICLY-TRADED BONDS - Continued

United States - Continued
   U.S. Treasury - Bonds (TB)
      5.25% due 02/15/29 - # AAA ......................USD   $  250    $    262
      6.375% due 08/15/27 - # AAA ........................    1,250       1,501
      8.875% due 08/15/17 - # AAA ........................    1,050       1,488
   Washington Mutual, Inc. (JQ)
      5.625% due 01/15/07 - A- ...........................      125         130
   Wells Fargo & Co. - Notes (JQ)
      3.5% due 04/04/08 - AA- ............................      250         248
                                                                       --------
                                                                         14,827
                                                                       --------
                              TOTAL PUBLICLY-TRADED BONDS-
                                            (Cost $94,592)     95.4%    113,275

INVESTMENT COMPANIES HELD AS COLLATERAL
   ON LOANED SECURITIES - 7.7%
   State Street Navigator Securities Lending
      Portfolio ..........................................    9,100       9,100

SHORT-TERM INVESTMENTS - 2.7%
      Investment in joint trading account
      2.29% due 01/03/05
      (Cost $3,267) ......................................    3,267       3,267
                                                             ------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $106,959)    105.8%    125,642
                      Payables, less cash and receivables-     (5.8)%    (6,871)
                                                             ------    --------
                                               NET ASSETS-    100.0%   $118,771
                                                             ======    ========

#    At December 31, 2004 all or portion of this security was out on loan.
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
**   Bond ratings are unaudited

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                    Market        % of
                                     Industry       Value     Long-Term
            Industry               Abbreviation     (000s)    Investments
--------------------------------   ------------   --------   -----------
Foreign Governmental ...........         FG       $ 66,471       58.7%
Finance ........................         FB         12,678       11.2%
Banks ..........................         JP          9,129        8.1%
U.S. Treasury Notes ............         TN          6,359        5.6%
U.S. Treasury Bonds ............         TB          3,251        2.9%
Diversified Telecommunication
   Services ....................         JI          2,818        2.5%
U.S. Government Agencies .......         FD          1,991        1.8%
Auto Loan ......................         AL          1,645        1.4%
Food Products ..................         JH          1,502        1.3%
Electric/Gas ...................         EU          1,329        1.2%
Electric Utilities .............         J3            844        0.7%
Beverages ......................         JG            776        0.7%
Diversified Financials .........         JQ            752        0.7%
Water Utilities ................         J6            633        0.6%
Electronic Equipment &
   Instruments .................         JY            612        0.5%
Commercial Services &
   Supplies ....................         BO            586        0.5%
Multiline Retail ...............         JD            489        0.4%
Automobiles ....................         BV            380        0.3%
Whole Loan CMOs ................         OC            289        0.3%
Media ..........................         JA            283        0.2%
Insurance ......................         JR            191        0.2%
Construction & Engineering .....         BJ            136        0.1%
Pharmaceuticals ................         JO            131        0.1%
                                                  --------      -----
                                                  $113,275      100.0%
                                                  ========      =====

Key to Currency Abbreviations

Australian Dollar ..............        AUD
Canadian Dollar ................        CAD
Danish Krone ...................        DKK
European Currency ..............        EUR
British Pound ..................        GBP
Japanese Yen ...................        JPY
New Zealand Dollar .............        NZD
Swedish Krone ..................        SEK
United States Dollar ...........        USD

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Global Bond Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

                      Name of Issuer                                Market Value
                      --------------                                ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     The Fund had borrowings under the line of credit during the period ended December 31, 2004 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $220                    1.79%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $8,938                    $9,100

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. As of December 31, 2004, the Fund had open forward currency contracts, which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
Currency Purchased   Covered by Contract   Expiration Month   (Depreciation)
------------------   -------------------   ----------------   --------------
Euro                          644             January 05            $ 5
Pound Sterling              1,083             January 05             65

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                 Unrealized
                        Principal Amount                        Appreciation/
                      Covered by Contract   Expiration Month   (Depreciation)
                      -------------------   ----------------   --------------
Currency Purchased-
   Continued
-------------------
Japanese Yen                 3,267              January 05         $    --
Japanese Yen                 7,448              January 05             525
Japanese Yen                 2,227             February 05              66
Japanese Yen                   955             February 05              22
Japanese Yen                   762             February 05              22
                                                                   -------
                                                                   $   705
                                                                   =======

Currency Sold
-------------
Euro                         1,994              January 05         $  (104)
Euro                         3,067              January 05            (115)
Euro                         7,447              January 05            (811)
Japanese Yen                 1,175              January 05             (15)
Japanese Yen                   644              January 05              (9)
Japanese Yen                 1,108             February 05             (15)
                                                                   -------
                                                                   $(1,069)
                                                                   =======

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $157 and $1 which expire in 2008 and 2010, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

                          Between            Between
                     $150 Million and   $300 Million and    Excess Over
First $150 Million     $300 Million       $500 Million     $500 Million
------------------   ----------------   ----------------   ------------
       0.85%               0.80%              0.75%            0.70%

For the period from January 1, 2004 to April 30, 2004, John Hancock and JVLICO agreed to reimburse the Fund for normal operating expenses, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses that exceed 0.10% of the Fund's daily net asset value. Accordingly, for the period from January 1, 2004 to April 30, 2004 the Fund was reimbursed $66 by John Hancock and JVLICO. On March 18, 2004, the Fund's Shareholders approved the removal of John Hancock and JVLICO's respective obligations to reimburse the Fund for excess operating expenses effective May 1, 2004.

     John Hancock has entered into a Sub-Advisory Agreement with Capital Guardian Trust Company, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $42,727           $42,579

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $107,006       $18,722         $(86)          $18,636

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term   Capital Loss    Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--             $158           $18,457

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $6,538                   $--                  $1,577
2003          6,998                    --                     222

     Included in the Fund's 2004 and 2003 distributions from ordinary income are $870 and $1,714, respectively, in excess of investment company taxable income, which in accordance with applicable US tax law, were distributed to shareholders as ordinary income distributions.

NOTE E--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on March 18, 2004 on the following matter:

                                                               For    Against   Abstain
                                                               ---   --------   -------
To approve, as to the Global Bond Fund, an amendment to the    84%       7%        9%
   current investment management agreement between the Trust
   and John Hancock to eliminate John Hancock's obligation
   to reimburse this Fund for certain operating expenses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)--Continued

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Global Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Bond Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Growth & Income Fund
Independence Investment LLC                                 J. Forelli/T. Spicer
T. Rowe Price Associates, Inc.                                  Robert W. Sharps
--------------------------------------------------------------------------------

..    The Fund employs a multi-style and multi-manager approach with two sub-advisers independently managing portions of the Fund. The Fund uses three distinct investment styles intended to complement each other: growth, value and blend.

..    Independence Investment LLC selects stocks using a combination of fundamental equity research and quantitative portfolio construction tools. Stocks are purchased that combine low pricing and improving fundamentals with favorable valuations and earnings growth prospects.

..    T. Rowe Price Associates, Inc. selects stocks using a bottom-up, fundamental equity approach, focusing on companies with above-average earnings growth and cash flow relative to peers and sustainable earnings momentum.

Fund Commentary

Overall Performance: For the year 2004, the Growth & Income Fund returned +10.96%, underperforming the +11.39% return of the Russell 1000 Index.

Independence Investment LLC

Environment: The core sleeve of the Growth and Income Fund underperformed earlier in the year but performed well in the fourth quarter. For 2004, stock selection in healthcare and industrials was strong while stock selection in consumer discretionary and financials detracted from performance. Sector weightings in technology did not help but an underweight in consumer staples added to performance.

Outlook: Overall, our forecast for U.S. stock performance in 2005 is favorable. We expect continued recovery in corporate spending, an improved employment picture, and a healthy consumer driving stocks higher. We are attuned to potential risks including weakness in the US dollar, accelerating inflation, and an increase in bond yields.

T. Rowe Price Associates, Inc.

Environment: For the year, the growth sleeve outpaced the Russell 1000 Growth Index. Large growth underperformed small-cap and value stocks for most of the year, especially in the third quarter, when semiconductor firms warned of poor earnings. However, the broad market advanced in the fourth quarter, and some large growth industries (notably technology) closed the gap on large value. Our long-term focus on high-quality companies with sustainable growth prospects contributed to good stock selection and positive sector positioning. Among the keys to our performance were overweights in the Telecommunications and Energy fields and an underweight position in the Health Care sector. Health Care stocks struggled after safety concerns for several blockbuster drugs made headlines. Yet the portfolio profited in this area by deemphasizing pharmaceuticals in favor of health care service providers. The Information Technology sector as a whole declined for the year, largely because of a drop in semiconductor shares after negative earnings news in the fall. However, our holdings in semiconductors, as well as in Internet and software stocks, generally fared better than the Index.

Outlook: We believe the overall environment for large-cap growth stocks is positive heading into 2005. Valuations in this market segment have not kept up with a strong expansion in earnings, providing us with numerous solid growth opportunities at reasonable prices.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Growth & Income Fund
Independence Investment LLC                                 J. Forelli/T. Spicer
T. Rowe Price Associates, Inc.                                  Robert W. Sharps
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 investment made 12/31/93 (10-year period)

         Growth & Income VST   VST Growth & Income Benchmark
         -------------------   -----------------------------
                10,000                     10,000
Jan-95          10,206                     10,260
Feb-95          10,609                     10,658
Mar-95          10,844                     10,974
Apr-95          11,160                     11,293
May-95          11,531                     11,739
Jun-95          11,793                     12,015
Jul-95          12,169                     12,415
Aug-95          12,249                     12,448
Sep-95          12,780                     12,970
Oct-95          12,697                     12,925
Nov-95          13,232                     13,493
Dec-95          13,421                     13,743
Jan-96          13,778                     14,216
Feb-96          13,956                     14,352
Mar-96          14,135                     14,490
Apr-96          14,294                     14,703
May-96          14,625                     15,082
Jun-96          14,705                     15,144
Jul-96          14,010                     14,470
Aug-96          14,344                     14,777
Sep-96          15,010                     15,607
Oct-96          15,377                     16,035
Nov-96          16,400                     17,252
Dec-96          16,118                     16,914
Jan-97          16,948                     17,964
Feb-97          17,041                     18,110
Mar-97          16,377                     17,357
Apr-97          17,171                     18,393
May-97          18,102                     19,522
Jun-97          18,816                     20,393
Jul-97          20,497                     22,012
Aug-97          19,459                     20,788
Sep-97          20,591                     21,927
Oct-97          19,816                     21,195
Nov-97          20,562                     22,176
Dec-97          20,928                     22,558
Jan-98          21,154                     22,808
Feb-98          22,881                     24,452
Mar-98          24,161                     25,704
Apr-98          24,227                     25,964
May-98          23,963                     25,517
Jun-98          24,980                     26,553
Jul-98          24,688                     26,272
Aug-98          20,898                     22,473
Sep-98          21,970                     23,914
Oct-98          23,929                     25,858
Nov-98          25,361                     27,425
Dec-98          27,258                     29,004
Jan-99          28,173                     30,217
Feb-99          27,298                     29,277
Mar-99          28,106                     30,448
Apr-99          29,290                     31,626
May-99          28,436                     30,880
Jun-99          30,397                     32,594
Jul-99          29,357                     31,577
Aug-99          29,009                     31,419
Sep-99          28,209                     30,558
Oct-99          29,859                     32,493
Nov-99          30,205                     33,152
Dec-99          31,681                     35,105
Jan-00          29,751                     33,343
Feb-00          29,003                     32,712
Mar-00          32,250                     35,912
Apr-00          31,461                     34,831
May-00          31,046                     34,117
Jun-00          31,543                     34,956
Jul-00          31,159                     34,411
Aug-00          33,087                     36,548
Sep-00          31,087                     34,618
Oct-00          31,163                     34,472
Nov-00          27,643                     31,756
Dec-00          27,530                     31,912
Jan-01          28,381                     33,044
Feb-01          25,403                     30,031
Mar-01          23,319                     28,130
Apr-01          25,560                     30,316
May-01          25,607                     30,519
Jun-01          25,016                     29,777
Jul-01          24,414                     29,485
Aug-01          22,725                     27,639
Sep-01          20,765                     25,406
Oct-01          21,427                     25,891
Nov-01          23,088                     27,877
Dec-01          23,279                     28,123
Jan-02          22,956                     27,712
Feb-02          22,421                     27,177
Mar-02          23,422                     28,199
Apr-02          22,304                     26,490
May-02          22,119                     26,257
Jun-02          20,629                     24,319
Jul-02          18,979                     22,520
Aug-02          19,106                     22,637
Sep-02          17,092                     20,206
Oct-02          18,342                     21,885
Nov-02          19,195                     23,165
Dec-02          18,115                     21,854
Jan-03          17,650                     21,325
Feb-03          17,429                     20,994
Mar-03          17,531                     21,213
Apr-03          18,736                     22,925
May-03          19,577                     24,231
Jun-03          19,684                     24,551
Jul-03          20,063                     25,040
Aug-03          20,511                     25,548
Sep-03          20,316                     25,287
Oct-03          21,501                     26,769
Nov-03          21,624                     27,091
Dec-03          22,526                     28,388
Jan-04          22,863                     28,928
Feb-04          23,148                     29,327
Mar-04          22,897                     28,928
Apr-04          22,355                     28,404
May-04          22,694                     28,813
Jun-04          23,127                     29,332
Jul-04          22,293                     28,302
Aug-04          22,264                     28,441
Sep-04          22,536                     28,799
Oct-04          22,925                     29,264
Nov-04          24,106                     30,517
Dec-04          24,993                     31,622

Value on 12/31/04:
------------------
24,993 Growth & Income VST
31,622 VST Growth & Income Benchmark

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
General Electric Co.                                                     3.6%
Citigroup, Inc.                                                          3.2%
Exxon Mobil Corp.                                                        2.7%
Microsoft Corp.                                                          2.2%
Bank of America Corp.                                                    2.0%
Johnson & Johnson                                                        1.8%
Altria Group, Inc.                                                       1.6%
Home Depot, Inc.                                                         1.5%
UnitedHealth Group, Inc.                                                 1.5%
The Walt Disney Co.                                                      1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                             Growth & Income    Growth & Income
                                                   Fund        Fund Benchmark/1/
                                             ---------------   -----------------
1 Year                                            10.96%             11.39%
3 Years                                            2.40               3.99
5 Years                                           -4.63              -2.07
10 Years                                           9.59              12.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Financials                                                              22.7%
Information Technology                                                  16.4%
Consumer Discretionary                                                  14.7%
Industrials                                                             12.8%
Health Care                                                              9.9%
Energy                                                                   7.8%
Consumer Staples                                                         4.7%
Utilities                                                                3.3%
Telecommunication Services                                               3.2%
Materials                                                                2.8%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the Fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Growth & Income Fund Benchmark represents the S&P 500 Index from April 1986 to April 2002 and then the Russell 1000 Index from May 2002 to present.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Growth & Income Fund
Independence Investment LLC                                 J. Forelli/T. Spicer
T. Rowe Price Associates, Inc.                                  Robert W. Sharps
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Growth & Income Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,080.70
Expense paid per $1,000*                                               $    3.97

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,021.32
Expense paid per $1,000*                                               $    3.85

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Growth & Income Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $59,366 of
   securities loaned (Note B)) ...................................   $1,883,986
Net unrealized appreciation of investments .......................      304,235
Short-term investments at value ..................................       66,017
                                                                     ----------
      Total investments ..........................................    2,254,238
Receivable for:
   Dividends .....................................................        3,404
                                                                     ----------
Total assets .....................................................    2,257,642
                                                                     ----------

LIABILITIES
Payables for:
   Fund shares purchased .........................................          388
   Collateral for securities on loan .............................       60,534
   Foreign dividend tax withholding ..............................            1
   Accrued operating expenses ....................................          932
   Other payables ................................................            1
                                                                     ----------
Total liabilities ................................................       61,856
                                                                     ----------
Net assets .......................................................   $2,195,786
                                                                     ==========
Shares outstanding, $0.01 Par Value (unlimited
   shares authorized) ............................................      177,153
                                                                     ----------
Net asset value per share ........................................   $    12.39
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $2,536,096
   Accumulated net realized loss on investments ..................     (644,545)
   Net unrealized appreciation of investments ....................      304,235
                                                                     ----------
Net assets .......................................................   $2,195,786
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Growth & Income Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ........................................................   $    501
   Dividends (net of foreign withholding tax of $42) ...............     37,626
   Securities lending ..............................................         64
                                                                       --------
Total investment income ............................................     38,191
                                                                       --------
EXPENSES
   Investment advisory fee .........................................     14,215
   Auditors fees ...................................................        285
   Custodian fees ..................................................        556
   Fidelity Bond fees ..............................................          5
   Legal fees ......................................................        348
   Printing & mailing fees .........................................        355
   Trustees' fees ..................................................         64
   Other fees ......................................................         69
                                                                       --------
Total expenses .....................................................     15,897
   Less custodian expense reduction offset by
      commission recapture arrangement
      (Note C) .....................................................       (902)
                                                                       --------
Net expenses .......................................................     14,995
                                                                       --------
Net investment income ..............................................     23,196
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments ................................    160,195
   Change in unrealized appreciation on
      investments ..................................................     35,946
                                                                       --------
Net realized and unrealized gain ...................................    196,141
                                                                       --------
Net increase in net assets resulting from
   operations ......................................................   $219,337
                                                                       ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Growth & Income Fund
(000's Omitted)

                                                                        Year Ended     Year Ended
                                                                       December 31,   December 31,
                                                                           2004          2003(a)
                                                                       ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...........................................    $   23,196     $   18,856
   Net realized gain (loss) ........................................       160,195        (24,691)
   Change in net unrealized appreciation ...........................        35,946        429,847
                                                                        ----------     ----------
      Net increase in net assets resulting from operations .........       219,337        424,012
Distributions to shareholders from:
   Net investment income ...........................................       (23,196)       (17,207)
   Capital paid-in .................................................                      (11,765)
                                                                        ----------     ----------
      Decrease in net assets resulting from distributions ..........       (23,196)       (28,972)
From fund share transactions:
   Proceeds from shares sold .......................................       111,823        104,683
   Shares issued in reorganization .................................        66,546
   Distributions reinvested ........................................        23,196         28,972
   Payment for shares redeemed .....................................      (263,395)      (229,423)
                                                                        ----------     ----------
      Decrease in net assets from fund share transactions ..........      (128,376)       (29,222)
                                                                        ----------     ----------
NET INCREASE IN NET ASSETS .........................................        67,765        365,818
NET ASSETS
Beginning of Period ................................................     2,128,021      1,762,203
                                                                        ----------     ----------
End of Period (including undistributed net investment
   income of $0 and $0, respectively) ..............................    $2,195,786     $2,128,021
                                                                        ==========     ==========
Analysis of fund share transactions:
   Sold ............................................................         9,789         10,526
   Issued in reorganization ........................................                        7,117
   Reinvested ......................................................         1,982          2,786
   Redeemed ........................................................       (23,048)       (23,196)
                                                                        ----------     ----------
Net decrease in fund shares outstanding ............................       (11,277)        (2,767)
                                                                        ==========     ==========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                           Growth & Income Fund
                                                   --------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                   --------------------------------------------------------------------
                                                      2004        2003(f)(g)        2002         2001          2000(c)
                                                   ----------     ----------     ----------   ----------     ----------
Net Assets Value at Beginning of Period ........   $    11.29     $     9.22     $    11.93   $    14.18     $    20.01
Income from Investment Operations:
   Net Investment Income .......................         0.13           0.10           0.08         0.06           0.17
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ............................         1.10           2.12          (2.71)       (2.25)         (2.77)
                                                   ----------     ----------     ----------   ----------     ----------
   Total From Investment Operations ............         1.23           2.22          (2.63)       (2.19)         (2.60)
Less Distributions:
   Distribution from Net Investment Income .....        (0.13)         (0.09)         (0.08)       (0.06)         (0.17)
   Distribution from Net Realized Gains on
      Investments ..............................                                                                  (2.69)
   Distribution from Excess of Net Investment
      Income/Gains .............................                                                                  (0.14)
   Distribution from Capital Paid-in ...........                       (0.06)                                     (0.23)
                                                   ----------     ----------     ----------   ----------     ----------
   Total Distributions .........................        (0.13)         (0.15)         (0.08)       (0.06)         (3.23)
                                                   ----------     ----------     ----------   ----------     ----------
Net Assets Value at End of Period ..............   $    12.39     $    11.29     $     9.22   $    11.93     $    14.18
                                                   ==========     ==========     ==========   ==========     ==========
Total Investment Return(b) .....................        10.96%         24.35%        (22.18)%     (15.44)%       (13.10)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ...................................         0.76%(e)       0.73%(e)       0.75%        0.72%          0.40%
   Ratio of Net Investment Income to Average
      Net Assets ...............................         1.10%          1.00%          0.73%        0.49%          0.84%
   Portfolio Turnover Rate .....................        71.15%         91.53%(d)      73.60%      104.47%(d)     112.94%
Net Assets End of Period (000s Omitted) ........   $2,195,786     $2,128,021     $1,762,203   $2,476,319     $3,324,988

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The fund entered into a new sub-advisory agreement with Putnam Investment Management, Inc. during the period shown.
(d)  Excludes merger activity.
(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(f) The Fund entered into a new Sub-Advisory Agreement with T. Rowe Price Associates, Inc., during the period shown.
(g)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
                       Name of Issuer                         Shares      Value
                       --------------                       ---------   --------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.0%
   Boeing Co. ...........................................     275,300   $ 14,252
   United Defense Industries, Inc. * ....................      92,600      4,375
   United Technologies Corp. ............................      21,400      2,212
                                                                        --------
                                                                          20,839
Air Freight & Couriers - 1.3%
   Fedex Corp. ..........................................     209,900     20,673
   United Parcel Service, Inc. - Cl. B ..................      89,400      7,640
                                                                        --------
                                                                          28,313
Airlines - 0.1%
   Southwest Airlines Co. ...............................     182,900      2,978
Auto Components - 0.5%
   Autoliv, Inc. ........................................      58,200      2,811
   Borg-Warner Automotive, Inc. .........................      36,800      1,994
   Magna International, Inc. - Cl. A ....................      77,000      6,356
                                                                        --------
                                                                          11,161
Automobiles - 0.1%
   General Motors Corp. # ...............................      51,600      2,067
Banks - 4.4%
   Bank of America Corp. ................................     922,100     43,329
   Comerica, Inc. .......................................     169,900     10,367
   JP Morgan Chase & Co. ................................     128,400      5,009
   Suntrust Banks, Inc. .................................     136,000     10,048
   UnionBanCal Corp. ....................................     106,500      6,867
   Wachovia Corp. .......................................     379,900     19,983
                                                                        --------
                                                                          95,603
Beverages - 1.0%
   Coca-Cola Co. ........................................     241,200     10,041
   Constellation Brands, Inc. - Cl. A * .................     233,000     10,837
                                                                        --------
                                                                          20,878
Biotechnology - 1.8%
   Amgen, Inc. * ........................................     401,100     25,731
   Biogen IDEC, Inc. * ..................................      95,000      6,328
   Gilead Sciences, Inc. * ..............................     200,200      7,005
                                                                        --------
                                                                          39,064
Building Products - 0.2%
   Masco Corp. ..........................................     129,100      4,716
Chemicals - 1.7%
   Dow Chemical Co. .....................................     355,100     17,581
   Monsanto Co. .........................................     154,700      8,594
   NALCO Holding Co. * ..................................     243,000      4,743
   Praxair, Inc. ........................................      73,000      3,223
   Rohm & Haas Co. ......................................      94,700      4,189
                                                                        --------
                                                                          38,330
Commercial Services & Supplies - 1.2%
   Apollo Group, Inc. - Cl. A * .........................      67,100      5,416
   Automatic Data Processing, Inc. ......................     228,500     10,134
   Choicepoint, Inc. * ..................................      73,000   $  3,357
   DST Systems, Inc. * ..................................      85,000      4,430
   Dun & Bradstreet Corp. * .............................      53,300      3,179
                                                                        --------
                                                                          26,516
Communications Equipment - 3.1%
   Cisco Systems, Inc. * ................................   1,161,900     22,425
   Comverse Technology, Inc. * ..........................     236,500      5,782
   Corning, Inc. * ......................................     478,000      5,626
   Harris Corp. .........................................      24,400      1,508
   Juniper Networks, Inc. # * ...........................     219,600      5,971
   Motorola, Inc. .......................................     765,600     13,168
   Nokia Oyj - ADR ......................................     475,500      7,451
   Qualcomm, Inc. .......................................     168,000      7,123
                                                                        --------
                                                                          69,054
Computers & Peripherals - 3.4%
   Apple Computer, Inc. * ...............................     189,400     12,197
   Dell, Inc. * .........................................     681,100     28,702
   EMC Corp. * ..........................................     628,400      9,344
   International Business Machines Corp. ................     236,200     23,285
                                                                        --------
                                                                          73,528
Construction & Engineering - 0.1%
   D.R. Horton, Inc. ....................................      30,300      1,221
Construction Materials - 0.2%
   United States Steel Corp. * ..........................      69,200      3,547
Credit Card - 0.7%
   MBNA Corp. ...........................................     549,600     15,493
Diversified Financials - 11.1%
   American Express Co. .................................     109,300      6,161
   Ameritrade Holding Corp. * ...........................     555,400      7,898
   Bear Stearns Cos., Inc. ..............................     103,100     10,548
   Capital One Financial Corp. ..........................     205,300     17,288
   CIT Group, Inc. ......................................     257,100     11,780
   Citigroup, Inc. ......................................   1,471,800     70,911
   E*TRADE Group, Inc. * ................................     194,800      2,912
   Franklin Resources, Inc. .............................      73,000      5,085
   Goldman Sachs Group, Inc. ............................     171,000     17,791
   Hartford Financial Services Group, Inc. ..............     404,100     28,008
   Merrill Lynch & Co., Inc. ............................     132,400      7,914
   Morgan Stanley, Dean Witter, Discover & Co. ..........     422,200     23,441
   Providian Financial Corp. * ..........................      86,600      1,426
   SLM Corp. ............................................     135,700      7,245
   State Street Corp. ...................................     256,600     12,604
   Wells Fargo & Co. ....................................     190,900     11,865
                                                                        --------
                                                                         242,877
Diversified Telecommunication Services - 2.3%
   BellSouth Corp. ......................................     121,000      3,362

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
                       Name of Issuer                         Shares      Value
                       --------------                       ---------   --------
                                                                         (000's)
COMMON STOCK - Continued

Diversified Telecommunication Services - Continued
   CenturyTel, Inc. .....................................     131,400   $  4,661
   Citizens Communications Co. ..........................     344,900      4,756
   SBC Communications, Inc. .............................      62,200      1,603
   Sprint Corp. .........................................     314,900      7,825
   Verizon Communications ...............................     715,200     28,973
                                                                        --------
                                                                          51,180
Electric Utilities - 2.6%
   AES Corp. * ..........................................     723,900      9,896
   Constellation Energy Group, Inc. .....................      77,300      3,379
   Edison International .................................     511,900     16,396
   Entergy Corp. ........................................      72,300      4,887
   TXU Corp. # ..........................................     332,700     21,479
                                                                        --------
                                                                          56,037
Electrical Equipment - 1.1%
   Emerson Electric Co. .................................      87,600      6,141
   Rockwell International Corp. .........................     369,300     18,299
                                                                        --------
                                                                          24,440
Electronic Equipment & Instruments - 0.3%
   Ingram Micro, Inc. - Cl. A * .........................      68,800      1,431
   Vishay Intertechnology, Inc. * .......................     367,400      5,518
                                                                        --------
                                                                           6,949
Energy Equipment & Services - 1.2%
   Baker Hughes, Inc. ...................................     152,300      6,498
   National-Oilwell, Inc. # * ...........................     230,000      8,117
   Schlumberger, Ltd. ...................................      54,800      3,669
   Transocean Sedco Forex, Inc. * .......................     200,100      8,482
                                                                        --------
                                                                          26,766
Food & Drug Retailing - 0.5%
   Sysco Corp. ..........................................     177,100      6,760
   Walgreen Co. .........................................     122,100      4,685
                                                                        --------
                                                                          11,445
Gas Utilities - 0.8%
   Sempra Energy ........................................     222,600      8,165
   Williams Cos., Inc. ..................................     515,000      8,389
                                                                        --------
                                                                          16,554
Health Care Equipment & Supplies - 0.6%
   Becton, Dickinson & Co. ..............................     143,900      8,173
   Medtronic, Inc. ......................................     106,400      5,285
                                                                        --------
                                                                          13,458
Health Care Providers & Services - 3.1%
   Aetna US Healthcare, Inc. ............................      98,400     12,275
   Amerisource Bergen Corp. # ...........................     209,800     12,311
   Humana, Inc. * .......................................     358,700     10,650
   UnitedHealth Group, Inc. .............................     371,300     32,686
                                                                        --------
                                                                          67,922
Hotels Restaurants & Leisure - 1.4%
   Carnival Corp. .......................................     109,600   $  6,316
   International Game Technology ........................     336,100     11,555
   Las Vegas Sands Corp. * ..............................       4,530        218
   Marriott International, Inc. - Cl. A .................     110,300      6,947
   Rogers Communications, Inc. - Cl. B # ................     247,500      6,472
                                                                        --------
                                                                          31,508
Household Durables - 1.7%
   Centex Corp. .........................................     149,900      8,931
   Fortune Brands, Inc. .................................     154,400     11,916
   Lennar Corp. .........................................      22,400      1,270
   Newell Rubbermaid, Inc. ..............................     291,400      7,049
   Pulte Homes, Inc. ....................................      17,900      1,142
   Stanley Works ........................................     157,400      7,711
                                                                        --------
                                                                          38,019
Household Products - 0.9%
   Kimberly-Clark Corp. .................................     197,100     12,971
   Procter & Gamble Co. .................................     112,400      6,191
                                                                        --------
                                                                          19,162
Industrial Conglomerates - 5.4%
   3M Co. ...............................................      40,300      3,307
   General Electric Co. .................................   2,183,400     79,694
   Honeywell International, Inc. ........................      81,800      2,897
   Reynolds American, Inc. # ............................     108,000      8,489
   Textron, Inc. ........................................     219,500     16,199
   Tyco International, Ltd. .............................     206,700      7,387
                                                                        --------
                                                                         117,973
Insurance - 6.5%
   AFLAC, Inc. ..........................................      65,300      2,602
   Allstate Corp. .......................................     310,500     16,059
   American International Group, Inc. ...................     411,300     27,010
   Chubb Corp. ..........................................      52,100      4,006
   Everest Re Group, Ltd. ...............................      89,100      7,980
   Lincoln National Corp. ...............................     180,200      8,412
   Old Republic International Corp. .....................      87,300      2,209
   Protective Life Corp. ................................      33,800      1,443
   Prudential Financial, Inc. ...........................     470,600     25,864
   Safeco Corp. # .......................................     157,900      8,249
   St. Paul Cos., Inc. ..................................     217,219      8,052
   Wellpoint, Inc. * ....................................     266,300     30,624
                                                                        --------
                                                                         142,510
Internet & Catalog Retail - 0.2%
   eBay, Inc. * .........................................      44,200      5,140
Internet Software & Services - 1.0%
   Google, Inc. - Cl. A * ...............................      22,900      4,422
   IAC / InterActive Corp. # * ..........................     232,400      6,419
   McAfee, Inc. * .......................................     188,000      5,439

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                         Market
                       Name of Issuer                         Shares      Value
                       --------------                       ---------   --------
                                                                         (000's)
COMMON STOCK - Continued

Internet Software & Services - Continued
   Yahoo, Inc. * ........................................     161,600   $  6,089
                                                                        --------
                                                                          22,369
IT Consulting & Services - 1.2%
   Accenture, Ltd. - Cl. A * ............................     470,400     12,701
   Affiliated Computer Services, Inc. - Cl. A # * .......      85,600      5,152
   Computer Sciences Corp. * ............................     168,900      9,521
                                                                        --------
                                                                          27,374
Leisure Equipment & Products - 0.6%
   Brunswick Corp. # ....................................     242,900     12,024
Machinery - 1.1%
   Cummings Engine Co., Inc. ............................      59,800      5,011
   Danaher Corp. ........................................     208,200     11,953
   Pall Corp. ...........................................      79,700      2,307
   Parker-Hannifin Corp. ................................      60,000      4,544
                                                                        --------
                                                                          23,815
Media - 4.1%
   Comcast Corp. - Cl. A * ..............................     777,000     25,858
   E.W. Scripps Co. - Cl. A # ...........................      96,600      4,664
   EchoStar Communications Corp. - Cl. A ................     115,400      3,836
   Fox Entertainment Group, Inc. - Cl. A * ..............     183,400      5,733
   Liberty Media Corp. - Ser. A .........................     403,700      4,433
   McGraw-Hill Cos., Inc. ...............................      72,800      6,664
   The Walt Disney Co. ..................................   1,133,000     31,497
   Time Warner, Inc. * ..................................     318,500      6,192
   Viacom, Inc. - Cl. B .................................      52,300      1,903
                                                                        --------
                                                                          90,780
Metals & Mining - 0.7%
   Nucor Corp. ..........................................     187,000      9,788
   Phelps Dodge Corp. ...................................      50,800      5,025
                                                                        --------
                                                                          14,813
Multiline Retail - 2.2%
   Claire's Stores, Inc. ................................     164,500      3,496
   Federated Department Stores, Inc. ....................     264,500     15,285
   Kohl's Corp. * .......................................      70,400      3,462
   Nordstrom, Inc. ......................................     203,600      9,514
   Target Corp. .........................................     115,200      5,982
   Wal-Mart Stores, Inc. ................................     192,200     10,152
                                                                        --------
                                                                          47,891
Office Electronics - 0.5%
   Xerox Corp. * ........................................     673,600     11,458
Oil & Gas - 6.5%
   Ashland, Inc. * ......................................      86,700      5,062
   BP Amoco plc - ADR ...................................      78,400      4,579
   Conoco Phillips ......................................     351,000     30,477
   Devon Energy Corp. ...................................     334,800     13,030
   EOG Resources, Inc. ..................................     235,400   $ 16,798
   Exxon Mobil Corp. ....................................   1,171,300     60,041
   Murphy Oil Corp. .....................................     169,200     13,612
                                                                        --------
                                                                         143,599
Paper & Forest Products - 0.3%
   Louisiana-Pacific Corp. ..............................     214,200      5,728
Personal Products - 0.8%
   Avon Products, Inc. ..................................      60,100      2,326
   Estee Lauder Cos., Inc. - Cl. A ......................     319,700     14,633
                                                                        --------
                                                                          16,959
Pharmaceuticals - 4.3%
   Abbott Laboratories ..................................     105,100      4,903
   Bristol-Myers Squibb Co. .............................      37,400        958
   Elan Corp. plc - ADR # * .............................     206,300      5,622
   Johnson & Johnson ....................................     617,900     39,187
   Merck & Co., Inc. ....................................     767,900     24,680
   Pfizer, Inc. .........................................     743,100     19,982
                                                                        --------
                                                                          95,332
Road & Rail - 0.8%
   Burlington Northern Santa Fe Corp. ...................     149,400      7,068
   Norfolk Southern Corp. ...............................     317,900     11,505
                                                                        --------
                                                                          18,573
Semiconductor Equipment & Products - 2.7%
   Analog Devices, Inc. .................................     174,500      6,442
   Applied Materials, Inc. * ............................     758,400     12,969
   Applied Micro Circuits Corp. * .......................     143,300        603
   Freescale Semiconductor, Inc. - Cl. B * ..............      98,543      1,809
   Intel Corp. ..........................................     744,800     17,421
   Maxim Integrated Products, Inc. ......................     101,100      4,286
   Novellus Systems, Inc. ...............................     185,000      5,160
   Texas Instruments, Inc. ..............................     134,400      3,309
   Xilinx, Inc. .........................................     254,800      7,555
                                                                        --------
                                                                          59,554
Software - 4.0%
   Autodesk, Inc. .......................................     177,000      6,717
   Citrix Systems, Inc. * ...............................     175,000      4,293
   Mercury Interactive Corp. * ..........................      59,400      2,706
   Microsoft Corp. ......................................   1,766,200     47,175
   Oracle Corp. * .......................................     881,000     12,087
   Red Hat, Inc. # * ....................................     289,100      3,860
   Symantec Corp. * .....................................     460,100     11,852
                                                                        --------
                                                                          88,690
Specialty Retail - 3.3%
   Abercrombie & Fitch Co. ..............................      88,800      4,169
   Best Buy Co., Inc. ...................................     202,400     12,027
   Circuit City Stores, Inc. ............................     612,300      9,576
   Home Depot, Inc. .....................................     780,000     33,337

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
GROWTH & INCOME FUND

                                                                        Market
                     Name of Issuer                        Shares       Value
                     --------------                      ---------   -----------
                                                                       (000's)
COMMON STOCK - Continued

Specialty Retail - Continued
   Limited, Inc. .....................................     259,488   $    5,974
   Pacific Sunwear of California, Inc. * .............     164,200        3,655
   Sherwin-Williams Co. ..............................     105,700        4,717
                                                                     ----------
                                                                         73,455
Textiles & Apparel - 0.4%
   Nike, Inc. - Cl. B ................................     105,300        9,550
Tobacco - 1.6%
   Altria Group, Inc. ................................     561,700       34,320
Trading Companies & Distributors - 0.5%
   W.W. Grainger, Inc. ...............................     147,800        9,846
U.S. Government Agencies - 1.7%
   Federal Home Loan Mortgage Corp. ..................     250,300       18,447
   Federal National Mortgage Assoc. ..................     265,800       18,928
                                                                     ----------
                                                                         37,375
Wireless Telecommunications Services - 0.9%
   Nextel Communications, Inc. - Cl. A * .............     513,800       15,414
   Nextel Partners, Inc. - Cl. A * ...................     207,500        4,054
                                                                     ----------
                                                                         19,468
                                                                     ----------
                                      TOTAL COMMON STOCK-
                                        (Cost $1,883,986)     99.7%   2,188,221

                                                            Par
                                                           Value
                                                         ---------
                                                          (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED SECURITIES - 2.8%
   State Street Navigator Securities
      Lending Portfolio ..............................   $60,534         60,534

SHORT-TERM INVESTMENTS - 0.2%
   Investment in joint trading account
      2.29% due 01/03/05
      (Cost $5,483) ..................................     5,483          5,483
                                                         -------     ----------
                                    TOTAL INVESTMENTS-
                                     (Cost $1,950,003)     102.7%     2,254,238
                  Payables, less cash and receivables-      (2.7)%      (58,452)
                                                         -------     ----------
                                           NET ASSETS-     100.0%    $2,195,786
                                                         =======     ==========

*    Non-income producing security.
#    At December 31, 2004 all or portion of this security was out on loan.

ADR- American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Growth & Income Fund (the "Fund" or "VST Growth & Income") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                             Market Value
--------------                                             ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05            $ 29,996
Citicorp., 2.18%, due 01/05/05                                 29,996
Danske Corp., 2.34%, due 01/04/05                              29,998
Falcon Asset Securitization, 2.28%, due 01/04/05               29,998
HSBC Finance Corp., 2.1%, due 01/05/05                         29,997
Mortgage Int Network, 2.33%, due 01/03/05                      20,000
National Australia Funding Corp., 2.29%, due 01/05/05          29,996
Old Line Funding Corp., 2.33%, due 01/05/05                    29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05       29,998
Prudential Funding LLC, 2.18%, due 01/05/05                    29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05              12,089
Societe Generale North, 2.32%, due 01/05/05                    29,996
State Street Boston Corp., 2.23%, due 01/05/05                 29,996
                                                             --------
   Joint Trading Account Totals                              $362,053
                                                             ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $715                    2.34%               $1

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $59,366                  $60,534

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $3,395, $343,733, $230,879 and $54,590 which expire in 2008, 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382-384 of the Internal Revenue Code, as amended.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $42. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT, ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's Net Assets:

                          Between
                     $150 Million and    Excess Over
First $150 Million     $300 Million     $300 Million
------------------   ----------------   ------------
       0.71%               0.69%            0.67%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $902.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, an affiliate of John Hancock, which under John Hancock's supervision, is responsible for a portion of the day-to-day investment management of the Fund. John Hancock has also entered into a Sub-Advisory Agreement with T. Rowe Price Associates, Inc., which under John Hancock's supervision, is also responsible for a portion of the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

 Purchases   Sales and Maturities
----------   --------------------
$1,493,293        $1,616,037

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$1,961,951     $320,544       $(28,257)       $292,287

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income       Capital Gain    Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $632,597        $292,287

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $23,196                  $--                 $    --
2003          17,207                   --                  11,765

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Included in the Fund's 2004 distributions from ordinary income is $1,226 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

   Acquiring Fund                 Target Fund
-------------------   -----------------------------------
VST Growth & Income   John Hancock VA Relative Value
VST Growth & Income   John Hancock VA Sovereign Investors

     These combinations provided for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisitions were accounted for as tax-free exchanges as follows:

                                                     Target Fund
                     Trust Shares                    Unrealized      Acquiring Fund       Acquiring Fund
                       Issued by     Target Fund    Appreciation/   Net Assets Prior   Aggregate Net Assets
   Target Fund      Acquiring Fund    Net Assets   (Depreciation)    to Combination      After Combination
-----------------   --------------   -----------   --------------   ----------------   --------------------
VA Relative Value        3,079         $28,786          $ 845          $1,744,162           $1,772,947

VA Sovereign
Investors                4,038          37,760           (415)          1,772,947            1,810,708

NOTE F--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Growth & Income Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth & Income Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 2001
--------------------------------------------------------------------------------
Health Sciences Fund
Wellington Management Company, LLP                               Management Team
--------------------------------------------------------------------------------

..    The Fund emphasizes bottom-up fundamental analysis, with a focus on in-depth understanding of medical science, regulatory developments, reimbursement policy trends, and individual company business franchises. Generally, holdings will be diversified across sub-sectors of health care, but at times will be concentrated in sub-sectors that provide the most compelling opportunities.

Fund Commentary

Performance: For the year 2004, the Health Sciences Trust returned +11.10%, outperforming the +6.31% return of the Goldman Sachs Health Care Index.

Environment: Health care stocks underperformed the broader market in 2004, with notably weak performance among large-cap pharmaceutical stocks. The market has worried about the lack of visibility of product pipelines and low-probability, though high-risk, patent losses. Generics are challenging the industry, having moved on from easy patents to now challenging stronger-composition patents. High-profile patent cases have moved through the courts quite slowly, prolonging the market's uncertainty.

The portfolio outperformed due to strong stock selection, primarily in pharmaceuticals, a sub-sector that accounted for roughly half of the Trust's assets.

Outlook: The pharmaceutical industry maintains tremendous cash flow generating capability, driven by new product discovery. We continue to seek companies that are better positioned because of innovative products and can thus generate greater pricing power inside and outside the United States.

The next couple of years will be difficult for health care service companies generally speaking, as utilization growth remains moderate and price increases decelerate. Low utilization growth will be driven by benefit design changes that push more of the cost onto the consumer and the escalating number of uninsured in the United States.

Across all sub-sectors in the portfolio, we will continue to seek to accurately assess a company's position within its own lifecycle and to formulate profitable non-consensus investment ideas.

                                                          Inception: May 1, 2001
--------------------------------------------------------------------------------
Health Sciences Fund
Wellington Management Company, LLP                               Management Team
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 4/30/01 (Fund Inception Date)

                                    Goldman Sachs
         Health Sciences Fund   Health Care Index (1)   S&P 500(R) Index (2)
         --------------------   ---------------------   --------------------
Apr-01          $10,000                $10,000                 $10,000
May-01           10,241                 10,220                  10,067
Jun-01           10,199                  9,962                   9,822
Jul-01           10,189                 10,235                   9,725
Aug-01            9,836                  9,973                   9,117
Sep-01            9,632                  9,896                   8,380
Oct-01            9,592                  9,909                   8,540
Nov-01            9,927                 10,440                   9,195
Dec-01            9,815                 10,242                   9,276
Jan-02            9,565                  9,968                   9,141
Feb-02            9,549                  9,918                   8,964
Mar-02            9,637                 10,042                   9,301
Apr-02            9,276                  9,414                   8,737
May-02            9,044                  9,231                   8,673
Jun-02            8,366                  8,353                   8,055
Jul-02            8,034                  8,170                   7,427
Aug-02            7,999                  8,229                   7,476
Sep-02            7,649                  7,789                   6,664
Oct-02            7,951                  8,151                   7,250
Nov-02            8,038                  8,370                   7,677
Dec-02            7,853                  8,080                   7,225
Jan-03            7,824                  8,085                   7,036
Feb-03            7,659                  7,945                   6,931
Mar-03            7,912                  8,187                   6,998
Apr-03            8,274                  8,564                   7,574
May-03            8,998                  8,963                   7,974
Jun-03            9,223                  9,348                   8,076
Jul-03            9,267                  9,384                   8,218
Aug-03            9,180                  9,179                   8,378
Sep-03            9,385                  9,197                   8,289
Oct-03            9,612                  9,287                   8,758
Nov-03            9,860                  9,456                   8,836
Dec-03           10,345                  9,960                   9,299
Jan-04           10,745                 10,253                   9,470
Feb-04           10,825                 10,394                   9,602
Mar-04           10,703                 10,093                   9,457
Apr-04           10,819                 10,457                   9,308
May-04           10,751                 10,443                   9,436
Jun-04           10,855                 10,441                   9,619
Jul-04           10,260                  9,789                   9,300
Aug-04           10,383                  9,909                   9,338
Sep-04           10,407                  9,882                   9,438
Oct-04           10,414                  9,652                   9,583
Nov-04           10,782                  9,899                   9,971
Dec-04           11,495                 10,589                  10,310

Value on 12/31/04:
------------------
$11,495 Health Sciences Fund
$10,589 Goldman Sachs Health Care Index (1)
$10,310 S&P 500(R) Index (2)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Schering-Plough Corp.                                                    6.5%
AstraZeneca Group plc                                                    5.5%
Abbott Laboratories                                                      5.1%
Medtronic, Inc.                                                          4.4%
Genzyme Corp.                                                            4.2%
Elan Corp. plc                                                           4.1%
McKesson HBOC, Inc.                                                      3.7%
Novartis AG                                                              3.4%
Eli Lilly & Co.                                                          3.3%
PacifiCare Health Systems, Inc.                                          3.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                              Health
                                             Sciences    GSSI Health     S&P 500
                                               Fund     Care Index/1/   Index/2/
                                             --------   -------------   --------
1 Year                                        11.10%        6.31%        10.87%
3 Years                                        5.40%        1.12%         3.59%
Since Inception (5/1/01)                       3.86%        1.57%         0.84%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Health Care                                                             98.1%
Consumer Staples                                                         1.0%
Materials                                                                0.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Goldman Sachs Healthcare Index is a modified capitalization weighted index that measures the performance of US healthcare stocks. The index has a maximum individual stock weighting which is currently 7.5%. The index includes companies in the following categories: providers of healthcare related services, researchers, manufacturers and distributors of pharmaceuticals, drugs and related sciences, and medical supplies, instruments and products.
/2/ "Standard & Poor's 500(R) Index" is a trademark of McGraw-Hill Companies, Inc. and has been licensed for use by John Hancock Life Insurance Company. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. "Standard & Poor's 500(R)" Index is an unmanaged stock index commonly used as a broad measure of stock market performance.

                                                          Inception: May 1, 2001
--------------------------------------------------------------------------------
Health Sciences Fund
Wellington Management Company, LLP                               Management Team
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Health Sciences Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,058.80
Expense paid per $1,000*                                               $    7.03

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,018.31
Expense paid per $1,000*                                               $    6.89

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Health Sciences Fund
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $20,880
Net unrealized appreciation of investments ..........................     3,447
Short-term investments at value .....................................       714
                                                                        -------
      Total investments .............................................    25,041
Receivable for:
   Investments sold .................................................        36
   Fund shares sold .................................................        46
   Dividends ........................................................        12
   Foreign dividend tax withholding reclaim .........................         6
                                                                        -------
Total assets ........................................................    25,141
                                                                        -------
LIABILITIES
Payables for:
   Investments purchased ............................................        86
   Accrued operating expenses .......................................        34
                                                                        -------
Total liabilities ...................................................       120
                                                                        -------
Net assets ..........................................................   $25,021
                                                                        =======
Shares outstanding, $0.01 Par Value (unlimited shares authorized) ...     2,235
                                                                        -------
Net asset value per share ...........................................   $ 11.19
                                                                        =======
Composition of net assets:
   Capital paid-in ..................................................   $22,059
   Accumulated net realized loss on investments and foreign currency
      transactions ..................................................      (485)
   Net unrealized appreciation of:
      Investments ...................................................     3,447
                                                                        -------
Net assets ..........................................................   $25,021
                                                                        =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Health Sciences Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    12
   Dividends (net of foreign withholding tax of $19) ................       297
                                                                        -------
Total investment income .............................................       309
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       331
   Auditors fees ....................................................         5
   Custodian fees ...................................................        48
   Legal fees .......................................................         6
   Printing & mailing fees ..........................................        43
   Trustees' fees ...................................................         1
   Other fees .......................................................         1
                                                                        -------
Total expenses ......................................................       435
   Less expenses reimbursed .........................................       (22)
   Less custodian expense reduction offset by commission recapture
      arrangement (Note C) ..........................................       (15)
                                                                        -------
Net expenses ........................................................       398
                                                                        -------
Net investment loss .................................................       (89)
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................     4,395
      Foreign currency transactions .................................       (12)
   Change in unrealized depreciation on investments .................    (1,782)
                                                                        -------
Net realized and unrealized gain ....................................     2,601
                                                                        -------
Net increase in net assets resulting from operations ................   $ 2,512
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Health Sciences Fund
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2004         2003 (a)
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss ......................................     $    (89)      $   (33)
   Net realized gain ........................................        4,383            83
   Change in net unrealized appreciation (depreciation) .....       (1,782)        7,514
                                                                  --------       -------
      Net increase in net assets resulting from operations ..        2,512         7,564
Distributions to shareholders from:
   Net investment income ....................................                        (72)
   Capital paid-in ..........................................                       (719)
                                                                  --------       -------
      Decrease in net assets resulting from distributions ...                       (791)
From fund share transactions:
   Proceeds from shares sold ................................        9,019        11,971
   Distributions reinvested .................................                        791
   Payment for shares redeemed ..............................      (21,328)       (7,387)
                                                                  --------       -------
      Increase (decrease) in net assets from fund share
         transactions .......................................      (12,309)        5,375
                                                                  --------       -------
NET INCREASE (DECREASE) IN NET ASSETS .......................       (9,797)       12,148

NET ASSETS
   Beginning of Period ......................................       34,818        22,670
                                                                  --------       -------
   End of Period (including distributions in excess of net
      investment income of $0 and $(2), respectively) .......     $ 25,021       $34,818
                                                                  ========       =======
Analysis of fund share transactions:
   Sold .....................................................          863         1,372
   Reinvested ...............................................                         79
   Redeemed .................................................       (2,084)         (893)
                                                                  --------       -------
Net increase in fund shares outstanding .....................       (1,221)          558
                                                                  ========       =======

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                        Health Sciences Fund
                                                ----------------------------------------------------------
                                                                                             Period from
                                                       Year Ended December 31,                  May 1,
                                                -------------------------------------      to December 31,
                                                  2004           2003(f)(i)     2002           2001 (g)
                                                -------         -----------   -------      ---------------
Net Assets Value at Beginning of Period .....   $ 10.07         $  7.82       $  9.81      $ 10.00
Income from Investment Operations:
   Net Investment Income ....................     (0.06)               (h)       0.01
   Net Realized and Unrealized Gain (Loss)
      on Investment(a) ......................      1.18            2.48         (1.98)       (0.18)
                                                -------         -------       -------      -------
   Total From Investment Operations .........      1.12            2.48         (1.97)       (0.18)
Less Distributions:
   Distribution from Net Investment Income ..                     (0.02)        (0.02)
   Distribution from Net Realized Gains on
      Investments ...........................
   Distribution from Capital Paid-in ........                     (0.21)                     (0.01)
                                                -------         -------       -------      -------
   Total Distributions ......................                     (0.23)        (0.02)       (0.01)
                                                -------         -------       -------      -------
Net Assets Value at End of Period ...........   $ 11.19         $ 10.07       $  7.82      $  9.81
                                                =======         =======       =======      =======
Total Investment Return(b) ..................     11.10%          31.74%       (19.99)%      (1.85)%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average
      Net Assets ............................      1.25%(e)(i)     1.10%(e)      1.07%(e)     1.10%(d)(e)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets .................     (0.27)%         (0.12)%        0.10%       (0.16)%(d)
   Portfolio Turnover Rate ..................     47.88%         115.75%        98.91%       37.76%(c)
Net Assets End of Period (000s Omitted) .....   $25,021         $34,818       $22,670      $29,873

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Not annualized.
(d)  Annualized.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been 1.32%, 1.25%, 1.35%, and 1.19% for the years ended December 31, 2004, 2003, 2002, and 2001, respectively.
(f) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(g)  Commencement of investment operations.
(h)  Amount is less than $0.01.
(i)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HEALTH SCIENCES FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK

Biotechnology - 17.4%
   Abgenix, Inc. * .........................................     8,200   $    85
   Amylin Pharmaceuticals, Inc. * ..........................    12,000       280
   Applera Corp. - Celera Genomics Group * .................    23,400       322
   Array Biopharma, Inc. * .................................     7,800        74
   Cephalon, Inc. * ........................................     5,800       295
   Ciphergen Biosystems, Inc. * ............................    16,100        69
   CV Therapeutics, Inc. * .................................    12,000       276
   Cytokinetics, Inc. * ....................................     3,400        35
   Exelixis, Inc. * ........................................    22,200       211
   Genzyme Corp. * .........................................    17,798     1,034
   Gilead Sciences, Inc. * .................................    11,300       395
   Human Genome Sciences, Inc. * ...........................    22,700       273
   ICOS Corp. * ............................................     4,400       124
   Millennium Pharmaceuticals, Inc. * ......................    27,200       330
   Onyx Pharmaceuticals, Inc. * ............................     2,500        81
   OSI Pharmaceuticals, Inc. * .............................     2,100       157
   Regeneron Pharmaceuticals * .............................    10,100        93
   Vertex Pharmaceuticals, Inc. * ..........................     6,100        65
   Zymogenetics, Inc. * ....................................     6,400       147
                                                                         -------
                                                                           4,346
Chemicals - 0.8%
   Bayer AG * ..............................................     6,300       213
Food & Drug Retailing - 1.0%
   Rite Aid Corp. * ........................................    65,200       238
Health Care Equipment & Supplies - 13.3%
   Baxter International, Inc. ..............................    15,580       538
   Beckman Coulter, Inc. ...................................     3,400       228
   Becton, Dickinson & Co. .................................     4,100       233
   Bruker Biosciences Corp. * ..............................    25,000       101
   CTI Molecular Imaging, Inc. * ...........................    14,100       200
   Edwards Lifesciences Corp. * ............................     5,900       244
   Guidant Corp. ...........................................     1,613       116
   Hospira, Inc. * .........................................     7,473       250
   Medtronic, Inc. .........................................    21,400     1,063
   Olympus Optical Co. * ...................................    11,000       234
   Terumo Corp. * ..........................................     4,700       126
                                                                         -------
                                                                           3,333
Health Care Providers & Services - 11.2%
   Aetna US Healthcare, Inc. ...............................     4,100       512
   Gambro - Ser. A * .......................................     2,690        38
   McKesson HBOC, Inc. .....................................    28,300       890
   NDC Healthcorp ..........................................    31,500       586
   PacifiCare Health Systems, Inc. * .......................    13,700       774
                                                                         -------
                                                                           2,800
Pharmaceuticals - 53.5%
   Abbott Laboratories .....................................    26,334     1,229
   AstraZeneca Group plc - ADR .............................    36,634     1,333
   Atherogenics, Inc. * ....................................     8,800       207
   Eisai Co. Ltd. * ........................................    17,300       568
   Elan Corp. plc - ADR * ..................................    36,400       992
   Eli Lilly & Co. .........................................    14,227   $   807
   Forest Laboratories, Inc. * .............................    12,000       538
   Fujisawa Pharmeceutical Co., Ltd. * .....................    22,000       601
   King Pharmaceuticals, Inc. * ............................    32,500       403
   Medco Health Solutions, Inc. * ..........................    12,000       499
   Medicinesco * ...........................................    13,100       377
   Novartis AG * ...........................................    16,575       833
   NPS Pharmaceuticals, Inc. * .............................     5,900       108
   Sankyo Co., Ltd. * ......................................    13,900       313
   Sanofi Aventis - ADR ....................................    18,758       751
   Schering-Plough Corp. ...................................    76,300     1,593
   Schwarz Pharma AG * .....................................     4,700       212
   Shionogi & Co., Ltd. * ..................................    38,000       524
   Takeda Chemical Industries * ............................     4,400       221
   UCB SA * ................................................     4,862       246
   Watson Pharmaceuticals, Inc. * ..........................    11,000       361
   Wyeth ...................................................    15,995       681
                                                                         -------
                                                                          13,397
                                                                         -------

                                         TOTAL COMMON STOCK-
                                              (Cost $20,880)      97.2%   24,327

                                                                Par
                                                               Value
                                                              -------
                                                              (000's)

SHORT-TERM INVESTMENTS - 2.8%
   Investment in joint trading account
   2.29% due 01/03/05
   (Cost $714) .............................................   $  714       714
                                                               ------   -------
                                          TOTAL INVESTMENTS-
                                              (Cost $21,594)    100.0%   25,041
                        Payables, less cash and receivables-     (0.0)%     (21)
                                                               ------   -------
                                                 NET ASSETS-    100.0%  $25,020
                                                               ======   =======

*    Non-income producing security.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Health Sciences Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account
I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
             $5                     1.81%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, of $360 which expire in 2011.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $19. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $250 Million   $250 Million
------------------   ------------
       1.00%             0.95%

For the period from January 1, 2004 to April 30, 2004, John Hancock and JVLICO agreed to reimburse the Fund for normal operating expenses, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses that exceed 0.10% of the Fund's daily net asset value. Accordingly, for the period from January 1, 2004 to April 30, 2004 the Fund was reimbursed $22 by John Hancock and JVLICO. On March 18, 2004, the Fund's Shareholders approved the removal of John Hancock and JVLICO's respective obligations to reimburse the Fund for excess operating expenses effective May 1, 2004.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $15.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $15,595           $27,839

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $21,718       $4,037         $(714)          $3,323

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--             $360           $3,323

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004           $--                    $--                   $ --
2003            72                     --                    719

NOTE E--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS--Continued

     John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on March 18, 2004 on the following matter:

                                                           For  Against  Abstain
                                                           ---  -------  -------
To approve, as to the Health Sciences Fund, an amendment   81%     9%      10%
   to the current investment mangement agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Health Sciences Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Health Sciences Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP
Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
High Yield Bond Fund
Wellington Management Company, LLP                                Earl E. McEvoy
--------------------------------------------------------------------------------

..    The manager employs rigorous bottom-up fundamental research, 100% of which is conducted in-house. The manager continues to focus on capturing the attractive yields currently available in the high yield market, while minimizing credit losses, focusing on the upper tier of the high yields market.

Fund Commentary

Performance: For the year 2004, the High Yield Fund returned +8.15%, underperforming the +9.90% return of the Lehman Brothers Upper Tier High Yield Splice (50/50 BB-B) Index.

Environment: High yield default rates dropped significantly during the year, approaching levels not seen since the high-growth period of the mid-1990s. High yield companies are enjoying the benefits of a strong economy and have taken advantage of low interest rates to refinance existing debt and improve their balance sheets.

We have de-emphasized industries with unresolved structural problems, such as airlines. This selectivity regarding airlines contributed to underperformance relative to the benchmark. Underweighting Utilities was also a source of underperformance. Utilities represent more than 15% of the benchmark and we struggle with the rationalization of dedicating that amount of the portfolio's assets to one industry. In any case, we continue to emphasize regulated utilities within this area, and to deemphasize the merchant energy operators, a strategy that leads to an underweight relative to the benchmark in Utilities.

Outlook: We expect measured interest rate increases to continue for the foreseeable future and high yield bonds should continue to fare relatively well in this environment. We remain constructive in our outlook for the high yield market despite the fact that spreads and yields are at their tightest levels in several years. However, spreads do have the potential to remain low for an extended period of time.

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
High Yield Bond Fund
Wellington Management Company, LLP                                Earl E. McEvoy
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/98 (Fund Inception Date)

                                    High Yield Bond
             High Yield Bond Fund     Benchmark/1/
             --------------------   ---------------
 4/30/1998          410,000             $10,000
 5/31/1998            9,987              10,035
 6/30/1998           10,028              10,071
 7/31/1998           10,075              10,129
 8/31/1998            9,309               9,569
 9/30/1998            9,280               9,612
10/31/1998            9,120               9,415
11/30/1998            9,802               9,806
12/31/1998            9,702               9,817
 1/31/1999            9,875               9,962
 2/28/1999            9,884               9,903
 3/31/1999           10,061               9,998
 4/30/1999           10,214              10,192
 5/31/1999            9,992              10,054
 6/30/1999            9,989              10,033
 7/31/1999            9,993              10,073
 8/31/1999            9,924               9,961
 9/30/1999            9,874               9,889
10/31/1999            9,806               9,824
11/30/1999           10,089               9,940
12/31/1999           10,200              10,051
 1/31/2000           10,132              10,008
 2/29/2000           10,123              10,027
 3/31/2000            9,876               9,817
 4/30/2000            9,945               9,832
 5/31/2000            9,777               9,731
 6/30/2000           10,006               9,930
 7/31/2000           10,121              10,005
 8/31/2000           10,203              10,073
 9/30/2000            9,974               9,985
10/31/2000            9,578               9,666
11/30/2000            9,016               9,283
12/31/2000            9,097               9,462
 1/31/2001            9,829              10,171
 2/28/2001           10,014              10,306
 3/31/2001            9,866              10,063
 4/30/2001            9,755               9,938
 5/31/2001            9,951              10,117
 6/30/2001            9,582               9,834
 7/31/2001            9,725               9,978
 8/31/2001            9,796              10,096
 9/30/2001            8,865               9,418
10/31/2001            9,026               9,650
11/30/2001            9,357              10,003
12/31/2001            9,291               9,962
 1/31/2002            9,363              10,031
 2/28/2002            9,265               9,891
 3/31/2002            9,532              10,129
 4/30/2002            9,707              10,291
 5/31/2002            9,631              10,238
 6/30/2002            8,874               9,483
 7/31/2002            8,388               9,069
 8/31/2002            8,491               9,327
 9/30/2002            8,214               9,205
10/31/2002            8,225               9,125
11/30/2002            8,825               9,690
12/31/2002            8,872               9,826
 1/31/2003            9,006              10,075
 2/28/2003            9,109              10,175
 3/31/2003            9,244              10,422
 4/30/2003            9,588              10,917
 5/31/2003            9,576              10,990
 6/30/2003            9,762              11,260
 7/31/2003            9,600              11,127
 8/31/2003            9,657              11,226
 9/30/2003            9,875              11,510
10/31/2003           10,031              11,715
11/30/2003           10,128              11,881
12/31/2003           10,336              12,110
 1/31/2004           10,437              12,299
 2/28/2004           10,444              12,318
 3/31/2004           10,525              12,442
 4/30/2004           10,453              12,321
 5/31/2004           10,255              12,107
 6/30/2004           10,387              12,255
 7/31/2004           10,517              12,441
 8/31/2004           10,700              12,697
 9/30/2004           10,832              12,874
10/31/2004           11,026              13,080
11/30/2004           11,077              13,162
12/31/2004           11,179              13,309

Value on 12/31/04:
------------------
$11,179 High Yield Bond Fund
$13,309 Lehman Brothers High Yield B/BB Bond Index/1/

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
CSC Holdings, Inc.                                                       1.8%
Nextel Communications, Inc.                                              1.7%
AES Corp.                                                                1.7%
Georgia Pacific Corp.                                                    1.7%
HCA, Inc.                                                                1.5%
Host Marriott LP                                                         1.5%
Qwest Corp.                                                              1.3%
Williams Cos, Inc.                                                       1.3%
Insight Midwest LP Capital, Inc.                                         1.1%
AT&T Corp.                                                               1.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     High Yield
                                                       High Yield     Bond Fund
                                                        Bond Fund   Benchmark/1/
                                                       ----------   ------------
1 Year                                                    8.15%         9.90%
3 Years                                                   6.36%        10.14%
5 Years                                                   1.85%         5.77%
Since Inception (5/1/98)                                  1.68%         4.38%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                 0.08%
BBB                                                                        1.33%
BB                                                                        38.51%
B                                                                         54.27%
Below B                                                                    5.31%
Not rated                                                                  0.50%

Weighted Average Yield                                                     6.69%

--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with investing in high yield bonds, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The High Yield Bond Fund Index represents the Lehman Brothers High Yield Bond Fund Index: from May 1998 to December 2002 and then 50% Lehman Brothers B Index and 50% Lehman Brothers BB Index from January 2003 to present.

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
High Yield Bond Fund
Wellington Management Company, LLP                                Earl E. McEvoy
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a High Yield Bond Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,076.20
Expense paid per $1,000*                                               $    4.70

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.61
Expense paid per $1,000*                                               $    4.57

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
High Yield Bond Fund
(000's Omitted)

ASSETS
Long term investments at cost ......................................   $ 90,585
Net unrealized appreciation of investments .........................      4,131
Short-term investments at value ....................................         80
                                                                       --------
      Total investments ............................................     94,796
Receivable for:
   Interest ........................................................      1,894
                                                                       --------
Total assets .......................................................     96,690
                                                                       --------

LIABILITIES
Payables for:
   Fund shares purchased ...........................................         36
   Accrued operating expenses ......................................         15
                                                                       --------
Total liabilities ..................................................         51
                                                                       --------
Net assets .........................................................   $ 96,639
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     14,876
                                                                       --------
Net asset value per share ..........................................   $   6.50
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $107,209
   Accumulated net realized loss on investments ....................    (14,734)
   Undistributed net investment income .............................         33
   Net unrealized appreciation of investments ......................      4,131
                                                                       --------
Net assets .........................................................   $ 96,639
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
High Yield Bond Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ........................................................    $ 7,171
EXPENSES
   Investment advisory fee .........................................        767
   Auditors fees ...................................................         12
   Custodian fees ..................................................         99
   Legal fees ......................................................         16
   Printing & mailing fees .........................................         15
   Trustees' fees ..................................................          3
   Other fees ......................................................          3
                                                                        -------
Total expenses .....................................................        915
   Less expenses reimbursed ........................................        (52)
                                                                        -------
Net expenses .......................................................        863
                                                                        -------
Net investment income ..............................................      6,308
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments ................................      2,368
   Change in unrealized depreciation on investments ................     (1,184)
                                                                        -------
Net realized and unrealized loss ...................................      1,184
                                                                        -------
Net increase in net assets resulting from
   operations ......................................................    $ 7,492
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
High Yield Bond Fund
(000's Omitted)

                                                                                     Year Ended     Year Ended
                                                                                    December 31,   December 31,
                                                                                        2004          2003(a)
                                                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ........................................................     $  6,308       $  5,394
   Net realized gain (loss) .....................................................        2,368           (724)
   Change in net unrealized appreciation (depreciation) .........................       (1,184)         7,272
                                                                                      --------       --------
      Net increase in net assets resulting from operations ......................        7,492         11,942
Distributions to shareholders from:
   Net investment income ........................................................       (6,337)        (5,469)
   Capital paid-in ..............................................................                        (184)
                                                                                      --------       --------
      Decrease in net assets resulting from distributions .......................       (6,337)        (5,653)
From fund share transactions:
   Proceeds from shares sold ....................................................       25,660        109,079
   Distributions reinvested .....................................................        6,337          5,653
   Payment for shares redeemed ..................................................      (33,529)       (84,786)
                                                                                      --------       --------
      Increase (decrease) in net assets from fund share transactions ............       (1,532)        29,946
                                                                                      --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................         (377)        36,235

NET ASSETS
   Beginning of Period ..........................................................       97,016         60,781
                                                                                      --------       --------
   End of Period (including undistributed net investment income of $33 and $0,
      respectively) .............................................................     $ 96,639       $ 97,016
                                                                                      ========       ========
Analysis of fund share transactions:
   Sold .........................................................................        4,018         17,586
   Reinvested ...................................................................          993            909
   Redeemed .....................................................................       (5,250)       (13,667)
                                                                                      --------       --------
Net increase (decrease) in fund shares outstanding ..............................         (239)         4,828
                                                                                      ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                           High-Yield Bond Fund
                                                                       -----------------------------------------------------------
                                                                                         Year Ended December 31,
                                                                         2004        2003(e)       2002         2001         2000
                                                                       -------      --------     -------      -------      -------
Net Assets Value at Beginning of Period ............................   $  6.42      $  5.91      $  6.83      $  7.33      $  8.99
Income from Investment Operations:
   Net Investment Income ...........................................      0.42         0.42         0.57         0.73         0.73
   Net Realized and Unrealized Gain (Loss) on Investment(a) ........      0.08         0.53        (0.87)       (0.55)       (1.65)
                                                                       -------      -------      -------      -------      -------
   Total From Investment Operations ................................      0.50         0.95        (0.30)        0.18        (0.92)
Less Distributions:
   Distribution from Net Investment Income .........................     (0.42)       (0.43)       (0.62)       (0.68)       (0.74)
   Distribution from Net Realized Gains on Investments .............
   Distribution from Capital Paid-In ...............................                  (0.01)
                                                                       -------      -------      -------      -------      -------
   Total Distributions .............................................     (0.42)       (0.44)       (0.62)       (0.68)       (0.74)
                                                                       -------      -------      -------      -------      -------
Net Assets Value at End of Period ..................................   $  6.50      $  6.42      $  5.91      $  6.83      $  7.33
                                                                       =======      =======      =======      =======      =======
Total Investment Return(b) .........................................      8.15%       16.51%       (4.51)%       2.13%      (10.81)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ................      0.90%(c)     0.90%(c)     0.90%(c)     0.80%(c)     0.75%
   Ratio of Net Investment Income to Average Net Assets ............      6.59%        6.81%        9.84%       10.39%(d)     8.88%
   Portfolio Turnover Rate .........................................     52.00%       47.82%       89.30%       32.50%       21.94%
Net Assets End of Period (000s Omitted) ............................   $96,639      $97,016      $60,781      $51,274      $25,978

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .96%, .95%, .96%, .90%, and .87%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 9.35% for the years ended December 31, 2001.
(e)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND **

                                                                 Par     Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.7%
   Alliant Techsystems, Inc. - Sr. Sub. Notes
      8.5% due 05/15/11 - B ................................     $ 95     $  104
   Argo-Tech Corp - Sr. Notes
      9.25% due 06/01/11 - B ...............................      110        121
   Sequa Corp.
      9.0% due 08/01/09 - BB- ..............................      275        311
   Sequa Corp. - Sr. Notes
      8.875% due 04/01/08 - BB- ............................      105        115
   Transdigm, Inc. - Sr. Sub. Notes
      8.375% due 07/15/11 - B- .............................       10         11
                                                                          ------
                                                                             662
Airlines - 0.8%
   American Airlines, Inc.
      7.024% due 04/15/11 - BBB+ ...........................      130        134
   Continental Airlines - Ser. 1997-4 Cl. 4A
      6.9% due 01/02/18 - A- ...............................       95         95
   Continental Airlines, Inc. - Ser. 1999-2 Cl. A2
      7.056% due 09/15/09 - A ..............................      170        175
   Delta Air Lines, Inc. - CTF Ser. 2001-1 Cl. A2
      7.11% due 03/18/13 - A ...............................      265        261
   Northwest Airlines - Ser. 2001 Cl. 1A2
      6.841% due 10/01/12 - AA+ ............................       80         80
                                                                          ------
                                                                             745
Auto Components - 2.8%
   Arvinmeritor, Inc. - Notes
      8.75% due 03/01/12 - BB+ .............................      420        483
   Cummins, Inc. - Sr. Notes
      9.5% due 12/01/10 - BB+ ..............................       45         51
   Dura Operating Corp. - Sr. Notes Ser. B
      8.625% due 04/15/12 - B ..............................      260        271
   Eagle Picher, Inc. - Sr. Notes
      9.75% due 09/01/13 - B- ..............................       40         40
   R.J. Towercorp - Gtd. Sr. Notes
      12.0% due 06/01/13 - CCC+ ............................      235        182
   Tenneco Automotive, Inc. - Sr. Sec. Notes Ser. B
      10.25% due 07/15/13 - B- .............................      205        242
   Tenneco Automotive, Inc. - Sr. Sub. Notes 144A (a)
      8.625% due 11/15/14 - B- .............................      120        125
   TRW, Inc. - Sr. Notes
      9.375% due 02/15/13 - BB- ............................      376        436
   Visteon Corp.
      8.25% due 08/01/10 - BB+ .............................      250        264
   Visteon Corp. - Notes
      7.0% due 03/10/14 - BB+ ..............................      660        637
                                                                          ------
                                                                           2,731
Automobiles - 0.6%
   Navistar International Corp., Inc. - Sr. Notes
      7.5% due 06/15/11 - BB- ..............................       70         75
   United Rentals North America, Inc. - Sr. Notes
      6.5% due 02/15/12 - BB- ..............................     $485     $  473
                                                                          ------
                                                                             548
Banks - 0.7%
   Chevy Chase Bank - Sub. Debs.
      6.875% due 12/01/13 - BB- ............................      175        180
   Western Financial Bank - Sub. Debs.
      9.625% due 05/15/12 - BB- ............................      415        473
                                                                          ------
                                                                             653
Beverages - 0.5%
   Constellation Brands, Inc. - Sr. Sub. Notes
      8.125% due 01/15/12 - B+ .............................      430        470
Building Products - 1.4%
   American Standard Cos., Inc.
      7.625% due 02/15/10 - BBB- ...........................      305        350
   Building Materials Corp. America - Sr. Notes
      144A (a)
      7.75% due 08/01/14 - B+ ..............................      235        239
   Goodman Global Holdings, Inc. - Sr. Sub.
      Notes 144A (a)
      7.875% due 12/15/12 - B- .............................      245        243
   Koppers, Inc. Pennsylvania - Sr. Sec. Notes
      9.875% due 10/15/13 - B ..............................      200        228
   Texas Industries, Inc. - Sr. Notes
      10.0% due 06/01/11 - BB- .............................      195        228
   Valmont Industries, Inc. - Sr. Sub. Notes
      6.875% due 05/01/14 - B+ .............................       40         41
                                                                          ------
                                                                           1,329
Chemicals - 4.9%
   Acetex Corp. - Sr. Notes
      10.875% due 08/01/09 - B+ ............................       75         82
   Airgas, Inc. - Sr. Sub. Notes
      9.125% due 10/01/11 - BB- ............................      335        376
   Equistar Chemical - Sr. Notes
      10.125% due 09/01/08 - B+ ............................       58         67
   Equistar Chemicals LP - Sr. Notes
      10.625% due 05/01/11 - B+ ............................      155        180
   Huntsman LLC - Sr. Sec. Notes
      11.625% due 10/15/10 - B .............................      125        147
   IMC Global, Inc. - Sr. Notes
      10.875% due 08/01/13 - BB ............................      470        587
   Lubrizol Corp. - Sr. Notes
      5.5% due 10/01/14 - BB+ ..............................       80         80
   Lyondell Chemical Co.
      9.875% due 05/01/07 - B+ .............................       42         44
   Lyondell Chemical Co. - Notes Ser. A
      9.625% due 05/01/07 - B+ .............................      800        880
   Methanex Corp. - Sr. Notes
      8.75% due 08/15/12 - BBB- ............................      260        304
   Millenium America, Inc. - Sr. Notes
      9.25% due 06/15/08 - B+ ..............................      275        314

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par     Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Chemicals - Continued
   NALCO Co. - Sr. Notes
      7.75% due 11/15/11 - B- ..............................     $445     $  479
   Nova Chemicals Corp. - Notes
      7.0% due 05/15/06 - BB+ ..............................      210        219
   Nova Chemicals Corp. - Sr. Notes
      6.5% due 01/15/12 - BB+ ..............................       80         85
   Omnova Solutions, Inc. - Sr. Sec. Notes
      11.25% due 06/01/10 - B+ .............................      245        276
   Resolution Performance Products - Sr. Notes
      9.5% due 04/15/10 - CCC+ .............................      310        336
   Rockwood Specialties Group - Sr. Sub. Notes 144A (a)
      7.5% due 11/15/14 - B- ...............................       50         52
   Union Carbide Chemicals & Plastics
      7.875% due 04/01/23 - BBB- ...........................       55         57
   Union Carbide Corp. - Debs.
      6.79% due 06/01/25 - BBB- ............................      180        182
                                                                          ------
                                                                           4,747
Commercial Services & Supplies - 3.8%
   Advanstar Communications, Inc. - Sr. Sec. Notes
      10.75% due 08/15/10 - B- .............................      120        135
   Affinia Group, Inc. - Sr. Sub. Notes 144A (a)
      9.0% due 11/30/14 - B ................................       70         73
   Allied Waste North America, Inc. - Sr. Notes
      8.5% due 12/01/08 - BB- ..............................      225        239
      8.875% due 04/01/08 - BB- ............................      355        378
   Crystal US Holdings - Sr. Disc. Notes Ser. A 144A (A)
      1.0% due 10/01/14 - B- ...............................      385        266
   Harvest Operations Corp. - Gtd. Sr. Notes 144A (a)
      7.875% due 10/15/11 - B- .............................       75         76
   Iron Mountain, Inc. - Sr. Sub. Notes
      8.625% due 04/01/13 - B ..............................      130        138
   Iron Mountain, Inc. Delaware - Sr. Sub. Notes
      8.25% due 07/01/11 - B ...............................      115        118
   Iron Mountain, Inc. Pennsylvania - Sr. Sub. Notes
      7.75% due 01/15/15 - B ...............................      145        146
   Mail Welli Corp. - Sr. Notes
      9.625% due 03/15/12 - B+ .............................      440        486
   National Waterworks, Inc. - Sr. Sub. Notes - Ser. B
      10.5% due 12/01/12 - B- ..............................      385        431
   Poindexter JB, Inc. - Sr. Notes 144A (a)
      8.75% due 03/15/14 - B- ..............................      235        252
   SPX Corp. - Sr. Notes
      6.25% due 06/15/11 - BB+ .............................      150        158
      7.5% due 01/01/13 - BB+ ..............................      245        267
   Trinity Industries, Inc. - Sr. Notes
      6.5% due 03/15/14 - BB- ..............................       45         45
   Vertis, Inc. - Sr. Notes
      9.75% due 04/01/09 - B- ..............................     $105     $  114
      10.875% due 06/15/09 - B- ............................       90         98
   WDAC Subsidiary Corp. - Sr. Notes 144A (a)
      8.375% due 12/01/14 - CCC+ ...........................      250        247
                                                                          ------
                                                                           3,667
Construction & Engineering - 2.3%
   Beazer Homes USA, Inc. - Sr. Notes
      8.625% due 05/15/11 - BB .............................      390        424
   Horton, Inc. - Sr. Sub. Notes
      9.375% due 03/15/11 - BB- ............................      170        188
   KB Home - Sr. Sub. Notes
      8.625% due 12/15/08 - BB- ............................      200        226
   Meritage Corp. - Sr. Notes
      7.0% due 05/01/14 - BB- ..............................      180        187
      9.75% due 06/01/11 - BB- .............................       90        100
   Ryland Group, Inc. - Sr. Sub. Notes
      9.125% due 06/15/11 - BB+ ............................      345        383
   Standard Pacific Corp. - Sr. Notes
      6.5% due 10/01/08 - BB ...............................      310        325
      6.875% due 05/15/11 - BB .............................      110        116
   Toll Brothers, Inc.
      8.25% due 02/01/11 - BB+ .............................      220        238
   Toll Corp. - Sr. Sub. Notes
      8.25% due 12/01/11 - BB+ .............................       65         72
                                                                          ------
                                                                           2,259
Containers & Packaging - 2.4%
   AEP Industries, Inc. - Sr. Sub. Notes
      9.875% due 11/15/07 - B- .............................       45         46
   Anchor Glass Container Corp. - Sr. Notes Ser. B
      11.0% due 02/15/13 - B+ ..............................      355        380
   Owens Brockway Glass Container - Sr. Notes
      8.75% due 11/15/12 - BB- .............................      490        555
   Owens Brockway Glass Container - Sr. Sec. Notes
      7.75% due 05/15/11 - BB- .............................      415        448
   Pliant Corp. - Sr. Sec. Notes
      11.125% due 09/01/09 - CCC+ ..........................      190        208
   Stone Container Corp. - Sr. Notes
      9.25% due 02/01/08 - B ...............................      200        221
      9.75% due 02/01/11 - B ...............................      435        476
                                                                          ------
                                                                           2,334
Distributors - 0.8%
   ADESA, Inc. - Sr. Sub. Notes
      7.625% due 06/15/12 - B+ .............................      275        290
   Owens & Minor
      8.5% due 07/15/11 - BB- ..............................      445        491
                                                                          ------
                                                                             781

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - 0.5%
   E*Trade Financial Corp. - Sr. Notes 144A (a)
      8.0% due 06/15/11 - B+ ...............................    $  235    $  252
   Johnson Diversey, Inc. -Sr. Sub. Notes Ser. B
      9.625% due 05/15/12 - B ..............................       215       240
   Riviera Holdings Corp. - Sr. Sec. Notes
      11.0% due 06/15/10 - B ...............................         5         5
                                                                          ------
                                                                             497

Diversified Telecommunication Services - 5.8%
   Alaska Communications Systems - Sr. Notes
      9.875% due 08/15/11 - B- .............................       325       349
   American Cellular Corp. - Sr. Notes Ser. B
      10.0% due 08/01/11 - B- ..............................       560       480
   AT&T Corp. - Sr. Notes
      7.8% due 11/15/11 - BB+ ..............................       915     1,053
   Centennial Communications Corp. - Sr. Notes
      8.125% due 02/01/14 - CCC ............................       250       257
   Fairpoint Communications, Inc. - Sr. Notes
      11.875% due 03/01/10 - B .............................       180       211
   GCI, Inc. - Sr. Notes
      7.25% due 02/15/14 - B+ ..............................       500       499
   GCI, Inc. - Sr. Notes 144A (a)
      7.25% due 02/15/14 - B+ ..............................         5         5
   Intelsat, Ltd. - Sr. Notes
      5.25% due 11/01/08 - BBB+ ............................       175       171
      7.625% due 04/15/12 - BBB+ ...........................        75        73
   MasTec, Inc. - Sr. Sub. Notes
      7.75% due 02/01/08 - NR ..............................       155       150
   MCI, Inc. - Notes
      6.688% due 05/01/09 - B+ .............................       250       259
      7.735% due 05/01/14 - B+ .............................       240       259
   Panamsat Corp. - Sr. Notes 144A (a)
      9.0% due 08/15/14 - B+ ...............................       130       145
   Qwest Communications International, Inc. -
      Sr. Notes 144A (a)
      7.25% due 02/15/11 - B ...............................       385       398
   Qwest Corp. - Notes 144A (a)
      8.875% due 03/15/12 - BB- ............................     1,035     1,195
   United West Communications, Inc. - Debs.
      6.875% due 09/15/33 - BB- ............................        80        74
                                                                          ------
                                                                           5,578

Electric Utilities - 2.9%
   AES Corp. - 144A (a)
      8.75% due 05/15/13 - B+ ..............................       565       643
   AES Corp. - Sr. Notes
      9.5% due 06/01/09 - B- ...............................        20        23
   AES Corp. Sr. Sec. Notes 144A (a)
      9.0% due 05/15/15 - B+ ...............................       825       944
   Centerpoint Energy Resources Corp. - Sr. Notes
      7.875% due 04/01/13 - BBB ............................       390       464
   Teco Energy, Inc. - Notes
      7.0% due 05/01/12 - BB ...............................        25        27
      7.2% due 05/01/11 - BB ...............................    $  305    $  335
   Texas Genco LLC - Sr. Notes 144A (a)
      6.875% due 12/15/14 - B ..............................       325       336
                                                                          ------
                                                                           2,772

Electric/Gas - 6.5%
   AES Corp.
      9.375% due 09/15/10 - B- .............................        30        35
   Aquila, Inc. - Sr. Notes
      9.95% due 02/01/11 - B- ..............................       453       513
   Avista Corp. - Sr. Notes
      9.75% due 06/01/08 - BB+ .............................       275       319
   CMS Energy Corp - Sr. Notes
      8.5% due 04/15/11 - B+ ...............................       320       364
   DPL, Inc. - Sr. Notes
      6.875% due 09/01/11 - B+ .............................       225       246
   Edison Mission Energy - Sr. Notes
      9.875% due 04/15/11 - B ..............................       455       538
   El Paso Natural Gas Co. - Sr. Notes
      7.625% due 08/01/10 - B- .............................       230       253
   EL Paso Production Holding Co. - Sr. Notes
      7.75% due 06/01/13 - B- ..............................       525       551
   Midwest Generation LLC - Sr. Sec. Notes
      8.75% due 05/01/34 - B- ..............................       105       119
   Nevada Power Co. - Notes Ser. E
      10.875% due 10/15/09 - BB ............................       355       410
   Nevada Power Co. - Notes Ser. G
      9.0% due 08/15/13 - BB ...............................       345       404
   Nevada Power Co. - Notes Ser. L 144A (a)
      5.875% due 01/15/15 - BB .............................       100       100
   NRG Energy, Inc. - Sr. Sec. Notes 144A (a)
      8.0% due 12/15/13 - B ................................       150       163
   Reliant Energy, Inc. - Sr. Sec. Notes
      6.75% due 12/15/14 - B+ ..............................       330       330
   Semco Energy, Inc. - Sr. Notes
      7.125% due 05/15/08 - BB- ............................       165       177
      7.75% due 05/15/13 - BB- .............................        60        65
   Southern Natural Gas Co. - Sr. Notes
      8.875% due 03/15/10 - B- .............................       425       479
   TNP Enterprises, Inc. - Sr. Sub. Notes
      10.25% due 04/01/10 - BB- ............................       275       293
   TXU Corp. - Sr. Notes Ser. P 144A (a)
      5.55% due 11/15/14 - BBB- ............................       250       248
   TXU Corp. - Sr. Notes Ser. Q 144A (a)
      6.5% due 11/15/24 - BBB- .............................       250       250
   TXU Corp. - Sr. Notes Ser. R 144A (a)
      6.55% due 11/15/34 - BBB- ............................       250       248
   Western Resources, Inc. - Sr. Notes
      9.75% due 05/01/07 - BB- .............................       155       174
                                                                          ------
                                                                           6,279

Electrical Equipment - 0.6%
   General Cable Corp. - Sr. Notes
      9.5% due 11/15/10 - B ................................       210       239

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electrical Equipment - Continued
   ITT Corp. - Debs.
      7.375% due 11/15/15 - BB+ ............................     $ 30     $   33
   Wesco Distribution, Inc. - Ser. B
      9.125% due 06/01/08 - B ..............................      290        300
                                                                          ------
                                                                             572

Electronic Equipment & Instruments - 1.6%
   Itron, Inc. - Sr. Sub. Notes 144A (a)
      7.75% due 05/15/12 - B ...............................       35         36
   Sanmina SCI Corp. - Sr. Sec. Notes
      10.375% due 01/15/10 - BB- ...........................      560        647
   Solectron Corp. - Sr. Notes
      9.625% due 02/15/09 - B+ .............................      670        736
   Thomas & Betts Corp.
      6.39% due 02/10/09 - BBB- ............................       15         16
   Thomas & Betts Corp. - Notes
      7.25% due 06/01/13 - BBB- ............................       65         71
                                                                          ------
                                                                           1,506

Finance - 6.0%
   Alamosa, Inc. - Sr. Notes
      8.5% due 01/31/12 - CCC ..............................       20         22
   Arch Western Finance LLC - Gtd Sr. Notes 144A (a)
      6.75% due 07/01/13 - BB ..............................      240        248
   Arch Western Finance LLC - Gtd. Sr. Notes
      6.75% due 07/01/13 - BB ..............................      230        237
   BCP Caylux Holdings Lux SCA - Sr. Sub. Notes 144A (a)
      9.625% due 06/15/14 - B- .............................      650        730
   Borden US Finance Corp. - Sr. Sec. Notes 144A (a)
      9.0% due 07/15/14 - B- ...............................      265        293
   Bowater Canada Finance Corp. - Notes
      7.95% due 11/15/11 - BB ..............................      425        459
   Crown European Holdings SA - Sr. Sec. Notes
      9.5% due 03/01/11 - B+ ...............................      410        467
      10.875% due 03/01/13 - B .............................      140        166
   ELAN Finance plc - Sr. Notes 144A (a)
      7.75% due 11/15/11 - B ...............................      195        209
   Hampshire Donnelly Finance Corp. - Sr. Sub.
      Notes 144A (a)
      10.875% due 12/15/12 - B+ ............................      125        148
   Huntsman Advanced Materials LLC - Sr. Sec.
      Notes 144A (a)
      11.0% due 07/15/10 - B ...............................       60         71
   Insight Midwest LP Capital, Inc. - Sr. Notes
      10.5% due 11/01/10 - B+ ..............................      965      1,058
   MDP Acquisitions plc - Sr. Notes
      9.625% due 10/01/12 - B ..............................      370        413
   New Asat Finance, Ltd. - Sr. Notes 144A (a)
      9.25% due 02/01/11 - B ...............................      325        289
   Refco Financial Holdings LLC - Sr. Sub. Notes 144A (a)
      9.0% due 08/01/12 - B ................................     $175     $  191
   RH Donnelly Finance Corp. - Sr. Sub. Notes
      10.875% due 12/15/12 - B+ ............................      120        143
   Ucar Finance, Inc. - Sr. Notes
      10.25% due 02/15/12 - B ..............................      170        196
   UGS Corp. - 144A (a)
      10.0% due 06/01/12 - B- ..............................      345        393
   Universal City Florida Holding Co. - Sr. Notes 144A (a)
      8.375% due 05/01/10 - B- .............................       40         42
                                                                          ------
                                                                           5,775
Food & Drug Retailing - 0.6%
   Rite Aid Corp. Sr. Notes
      9.5% due 02/15/11 - B+ ...............................      440        482
   Winn Dixie Stores, Inc. - Sr. Notes
      8.875% due 04/01/08 - CCC+ ...........................      110        103
                                                                          ------
                                                                             585
Food Products - 0.7%
   Dole Food, Inc. - Sr. Notes
      7.25% due 06/15/10 - B+ ..............................       10         10
      8.875% due 03/15/11 - B+ .............................      600        655
   United Agricultural Products, Inc. - Sr. Notes 144A (a)
      8.25% due 12/15/11 - B ...............................       53         57
                                                                          ------
                                                                             722

Gas Utilities - 1.3%
   NorthWestern Corp. - Sr. Sec. Notes 144A (a)
      5.875% due 11/01/14 - BB .............................       30         31
   Williams Cos, Inc. - Notes
      7.125% due 09/01/11 - B+ .............................      305        333
      8.125% due 03/15/12 - B+ .............................      740        856
                                                                          ------
                                                                           1,220

Health Care Equipment & Supplies - 1.6%
   Bio Rad Laboratories, Inc. - Sr. Sub. Notes
      7.5% due 08/15/13 - BB- ..............................       55         60
   Bio Rad Laboratories, Inc. - Sr. Sub. Notes 144A (a)
      6.125% due 12/15/14 - BB- ............................       60         60
   CDRV Investors, Inc. - Sr. Disc. Notes 144A (a)
      9.625% due 01/01/15 - B- .............................      405        249
   Fisher Scientific International, Inc. - Sr. Sub. Notes
      8.125% due 05/01/12 - BB+ ............................      578        644
   Radiologix, Inc. - Sr. Notes
      10.5% due 12/15/08 - B ...............................      325        358
   VWR International - Sr. Notes 144A (a)
      6.875% due 04/15/12 - B- .............................       55         58

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Health Care Equipment & Supplies - Continued
   VWR International, Inc. - Sr. Sub. Notes 144A (a)
      8.0% due 04/15/14 - B- ...............................    $   90   $   96
                                                                         ------
                                                                          1,525
Health Care Providers & Services - 3.8%
   Coventry Health Care, Inc. - Sr. Notes
      8.125% due 02/15/12 - BBB- ...........................       225      246
   HCA, Inc. - Notes
      5.5% due 12/01/09 - BB+ ..............................       140      140
      6.3% due 10/01/12 - BB+ ..............................       930      940
      6.375% due 01/15/15 - BB+ ............................       275      275
   HCA, Inc. - Sr. Notes
      5.75% due 03/15/14 - BB+ .............................        55       53
   Iasis Healthcare LLC - Sr. Sub. Notes
      8.75% due 06/15/14 - B- ..............................       205      224
   NDC Healthcorp - Sr. Sub. Notes
      10.5% due 12/01/12 - B ...............................       420      454
   Neighborcare, Inc. - Sr. Sub. Notes
      6.875% due 11/15/13 - B+ .............................       230      241
   Omnicare, Inc. - Sr. Sub. Notes Ser. B
      8.125% due 03/15/11 - BB+ ............................       525      563
   Triad Hospitals, Inc. - Sr. Notes
      7.0% due 05/15/12 - B+ ...............................       540      568
                                                                         ------
                                                                          3,704
Hotels Restaurants & Leisure - 8.7%
   AMC Entertainment, Inc. - Sr. Notes 144A (a)
      8.625% due 08/15/12 - B- .............................       250      276
   AMC Entertainment, Inc. - Sr. Sub. Notes
      8.0% due 03/01/14 - CCC+ .............................       115      114
   Argosy Gaming Co. - Sr. Sub. Notes
      7.0% due 01/15/14 - B+ ...............................       155      172
   AZTAR Corp. - Sr. Sub. Notes
      9.0% due 08/15/11 - B+ ...............................       645      713
   Boyd Gaming Corp. - Sr. Sub. Notes
      7.75% due 12/15/12 - B+ ..............................       165      181
      8.75% due 04/15/12 - B+ ..............................        80       89
   Hilton Hotels Corp. - Sr. Notes
      7.5% due 12/15/17 - BBB- .............................        55       64
   Host Marriott LP - Sr. Notes Ser. I
      9.5% due 01/15/07 - B+ ...............................     1,170    1,281
   Host Marriott LP - Sr. Notes Ser. J
      7.125% due 11/01/13 - B+ .............................        95      103
   Isle Capri Casinos, Inc. - Sr. Sub. Notes
      7.0% due 03/01/14 - B ................................       240      247
   Mandalay Resort Group - Sr. Sub. Notes
      9.375% due 02/15/10 - BB- ............................       380      442
   Mandalay Resort Group - Sr. Sub. Notes Ser. B
      10.25% due 08/01/07 - BB- ............................       305      345
   MGM Mirage, Inc.
      8.5% due 09/15/10 - BB+ ..............................       130      149
   MGM Mirage, Inc. - Sr. Sub. Notes
      8.375% due 02/01/11 - BB- ............................       700      789
   Park Place Entertainment Corp. - Notes
      8.5% due 11/15/06 - BB+ ..............................    $   25   $   27
   Caesars Entertainment - Sr. Notes
      7.0% due 04/15/13 - BB+ ..............................       410      455
   Caesars Entertainment - Sr. Sub. Notes
      8.125% due 05/15/11 - BB- ............................        10       12
      8.875% due 09/15/08 - BB- ............................       425      482
   Penn National Gaming, Inc. - Sr. Sub. notes
      8.875% due 03/15/10 - B ..............................        55       60
   Scientific Games Corp. - Sr. Sub. Notes 144A (a)
      6.25% due 12/15/12 - B+ ..............................       100      101
   Seneca Gaming Corp. - Sr. Notes
      7.25% due 05/01/12 - BB- .............................       230      243
   Speedway Motorsports, Inc. - Sr. Sub. Notes
      6.75% due 06/01/13 - B+ ..............................       100      105
   Starwood Hotels & Resorts Worldwide, Inc. - Sr. Notes
      7.875% due 05/01/12 - BB+ ............................       620      707
   Station Casinos, Inc. - Sr. Sub. Notes
      6.5% due 02/01/14 - B+ ...............................       590      606
   Virgin River Casino Corp. RBG LLC - Sr. Sec Notes
      144A (a)
      9.0% due 01/15/12 - B ................................       220      229
   Wynn Las Vegas LLC - Bonds 144A (a)
      6.625% due 12/01/14 - B+ .............................       425      421
                                                                         ------
                                                                          8,413
Household Products - 0.1%
   Church & Dwight Co., Inc. - Sr. Sub. Notes 144A (a)
      6.0% due 12/15/12 - B+ ...............................        60       61
Industrial - 0.4%
   Jostens IH Corp. - Sr. Sub. Notes 144A (a)
      7.625% due 10/01/12 - B- .............................        35       36
   Polypore, Inc. - Sr. Sub. Notes
      8.75% due 05/15/12 - CCC+ ............................       300      312
                                                                         ------
                                                                            348
Industrial Conglomerates - 0.6%
   Invesys plc - Sr. Notes 144A (a)
      9.875% due 03/15/11 - B- .............................       340      365
   Tyco International Group SA - Notes
      6.75% due 02/15/11 - BBB .............................       170      191
                                                                         ------
                                                                            556
Insurance - 0.3%
   Provident Companies, Inc. - Sr. Notes
      7.0% due 07/15/18 - BB+ ..............................        65       63
   Unumprovident Corp. - Notes
      6.75% due 12/15/28 - BB+ .............................       100       91
   UnumProvident Corp. - Sr. Debs.
      7.375% due 06/15/32 - BB+ ............................        15       15

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Insurance - Continued
   UnumProvident Corp. - Sr. Notes
      7.625% due 03/01/11 - BB+ ............................    $   95   $  100
                                                                         ------
                                                                            269
Internet Software & Services - 0.1%
   Unisys Corp. - Sr. Notes
      6.875% due 03/15/10 - BB+ ............................       135      145
Leisure Equipment & Products - 0.5%
   AMF Bowling Worldwide, Inc. - Sr. Sub Notes
      10.0% due 03/01/10 - CCC+ ............................       225      241
   Bombadier Recreational Products - Sr. Sub. Notes
      8.375% due 12/15/13 - B- .............................       230      246
                                                                         ------
                                                                            487
Machinery - 1.3%
   Case New Holland, Inc. - Sr. Notes 144A (a)
      9.25% due 08/01/11 - BB- .............................       410      457
      9.25% due 08/01/11 - BB- .............................       440      491
   Cummings Engine Co., Inc. - Notes
      7.125% due 03/01/28 - BB+ ............................        40       41
   Douglas Dynamics LLC - Sr. Notes 144A (a)
      7.75% due 01/15/12 - B- ..............................        60       61
   NMHG Holding Co. - Sr. Notes
      10.0% due 05/15/09 - B+ ..............................       165      182
                                                                         ------
                                                                          1,232
Media - 10.0%
   American Media Operations, Inc. - Sr. Sub. Notes
      8.875% due 01/15/11 - B- .............................       285      302
   Canwest Media, Inc. - Sr. Sub. Notes
      10.625% due 05/15/11 - B- ............................       280      314
   CanWest Media, Inc. - Sr. Sub. Notes 144A (a)
      8.0% due 09/15/12 - B- ...............................       155      166
   Charter Commercial Holdings II - Sr. Notes
      10.25% due 09/15/10 - CCC- ...........................       230      244
   Charter Communication Operating LLC - Sr. Notes 144A (a)
      8.0% due 04/30/12 - B- ...............................       430      448
   Charter Communications Operating LLC - Sr. Notes 144A (a)
      8.375% due 04/30/14 - B- .............................        40       42
   Citizens Communications Co. - Notes
      9.25% due 05/15/11 - BB+ .............................       650      765
   Corus Entertainment, Inc. - Sr. Sub. Notes
      8.75% due 03/01/12 - B+ ..............................       510      559
   CSC Holdings, Inc. - Sr. Notes
      7.625% due 04/01/11 - BB- ............................     1,410    1,519
   CSC Holdings, Inc. - Sr. Notes 144A (a)
      6.75% due 04/15/12 - BB- .............................       185      190
   Dex Media East LLC - Sr. Notes
      9.875% due 11/15/09 - B ..............................       170      193
   Dex Media West LLC - Sr. Notes
      8.5% due 08/15/10 - B ................................    $  200   $  223
   Direct TV Holdings LLC - Sr. Notes
      8.375% due 03/15/13 - BB- ............................       175      196
   EchoStar DBS Corp. - Notes
      6.375% due 10/01/11 - BB- ............................       685      702
   Houghton Mifflin Co. - Sr. Notes
      8.25% due 02/01/11 - B- ..............................       445      475
   L 3 Communications Corp. - Sr. Sub. Notes
      6.125% due 07/15/13 - BB- ............................       270      279
   Lamar Media Corp. - Sr. Sub. Notes
      7.25% due 01/01/13 - B ...............................       110      119
   Liberty Group Operating, Inc. - Sr. Sub. Notes
      9.375% due 02/01/08 - CCC+ ...........................       235      239
   Lodgenet Entertainment Corp. - Sr. Sub. Notes
      9.5% due 06/15/13 - B- ...............................        85       94
   Mediacom Broadband LLC - Sr. Notes
      11.0% due 07/15/13 - B ...............................       465      500
   Mediacom LLC - Sr. Notes
      9.5% due 01/15/13 - B ................................       200      202
   Medianews Group, Inc. - Sr. Sub. Notes 144A (a)
      6.875% due 10/01/13 - B+ .............................       220      224
   Quebecor Media, Inc. - Sr. Notes
      11.125% due 07/15/11 - B .............................       410      470
   Rogers Cable, Inc. - Sr. Sec. 2nd Priority Notes
      7.875% due 05/01/12 - BB+ ............................        35       38
   Rogers Cable, Inc. - Sr. Sec. Notes 144A (a)
      6.75% due 03/15/15 - BB+ .............................        70       71
   Rogers Cable, Inc. Sr. Notes
      6.25% due 06/15/13 - BB+ .............................       450      452
   Shaw Communications, Inc.
      7.25% due 04/06/11 - BB+ .............................        15       17
   Shaw Communications, Inc. - Sr. Notes
      8.25% due 04/11/10 - BB+ .............................       260      296
   Sinclair Broadcast Group, Inc. - Sr. Sub. Notes
      8.0% due 03/15/12 - B ................................        50       53
      8.75% due 12/15/11 - B ...............................       165      180
   Videotron Ltee - Sr. Notes
      6.875% due 01/15/14 - B+ .............................       140      145
                                                                         ------
                                                                          9,717
Metals & Mining - 2.7%
   AK Steel Corp.
      7.875% due 02/15/09 - B+ .............................       245      252
   Compass Minerals Group, Inc. - Sr. Sub. Notes
      10.0% due 08/15/11 - B- ..............................       275      309
   Consol Energy, Inc. - Notes
      7.875% due 03/01/12 - BB .............................       200      224
   Fastentech, Inc. - Sr. Sub. Notes 144A (a)
      11.5% due 05/01/11 - B- ..............................       135      155
   Hawk Corp. - Ser. Notes 144A (a)
      8.75% due 11/01/14 - B ...............................       135      139

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Metals & Mining - Continued
   Kennametal, Inc. - Sr. Notes
      7.2% due 06/15/12 - BBB ..............................    $ 75      $   83
   Massey Energy Co. - Sr. Notes
      6.625% due 11/15/10 - BB .............................     110         114
   Massey Energy Corp. - Notes
      6.95% due 03/01/07 - B+ ..............................     190         198
   Peabody Energy Corp. - Sr. Notes
      6.875% due 03/15/13 - BB- ............................     360         390
   Russel Metals, Inc. - Sr. Notes
      6.375% due 03/01/14 - BB- ............................      45          46
   Steel Dynamics, Inc. - Sr. Notes
      9.5% due 03/15/09 - B+ ...............................      45          50
      9.5% due 03/15/09 - B+ ...............................     155         171
   Timken Co. - Notes
      5.75% due 02/15/10 - BBB- ............................     205         211
   United States Steel Corp. - Sr. Notes
      10.75% due 08/01/08 - BB .............................     244         289
                                                                          ------
                                                                           2,631

Multiline Retail - 0.2%
   J.C. Penney Co., Inc. - Notes
      7.375% due 08/15/08 - BB+ ............................     195         214
Office Electronics - 1.0%
   Xerox Corp.
      7.2% due 04/01/16 - B+ ...............................     190         204
   Xerox Corp. - Sr. Notes
      9.75% due 01/15/09 - B+ ..............................     645         761
                                                                          ------
                                                                             965
Oil & Gas - 6.0%
   ANR Pipeline Co. - Sr. Notes
      8.875% due 03/15/10 - B- .............................     425         480
   Chesapeake Energy Corp.
      7.5% due 09/15/13 - BB- ..............................      60          65
   Chesapeake Energy Corp. - Sr. Notes
      7.75% due 01/15/15 - BB- .............................      35          38
      8.125% due 04/01/11 - BB- ............................     545         590
   Encore Acquisition Co. - Sr. Sub. notes
      6.25% due 04/15/14 - B ...............................      50          50
      8.375% due 06/15/12 - B ..............................      70          78
   Evergreen Resources, Inc. - Sr. Sub. Notes
      5.875% due 03/15/12 - BBB- ...........................      55          58
   EXCO Resources, Inc. - Sr. Notes
      7.25% due 01/15/11 - B ...............................     230         246
   Forest Oil Corp. - Sr. Notes
      8.0% due 06/15/08 - BB- ..............................     102         112
      8.0% due 12/15/11 - BB- ..............................     335         384
   Giant Industries, Inc. - Sr. Sub. Notes
      8.0% due 05/15/14 - B- ...............................      35          37
      11.0% due 05/15/12 - B- ..............................     174         201
   Key Energy Services, Inc. - Sr. Notes
      6.375% due 05/01/13 - B ..............................      50          51
   Magnum Hunter Resources, Inc. - Sr. Notes
      9.6% due 03/15/12 - B+ ...............................     325         369
   Markwest Energy Partners LP - Sr. Notes 144A (a)
      6.875% due 11/01/14 - B+ .............................    $ 35      $   36
   Newfield Exploration Co. - Sr. Sub. Notes
      8.375% due 08/15/12 - BB- ............................     215         242
   Newfield Exploration Co. - Sr. Sub. Notes 144A (a)
      6.625% due 09/01/14 - BB- ............................     225         238
   Parker Drilling Co. - Notes
      9.625% due 10/01/13 - B- .............................     210         236
   Petroleum Geo Services ASA - Sr. Notes
      10.0% due 11/05/10 - NA ..............................     420         480
   Plains Exploration & Production Co. Sr. Notes
      7.125% due 06/15/14 - BB- ............................     105         115
   Plains Exploration & Production Co. - Sr. Sub. Notes
      8.75% due 07/01/12 - B+ ..............................      45          50
   Premcor Refining Group, Inc. - Sr. Notes
      6.75% due 02/01/11 - BB- .............................     155         166
      9.5% due 02/01/13 - BB- ..............................     345         403
   Pride International, Inc. - Sr. Notes
      7.375% due 07/15/14 - BB- ............................     460         503
   Tesoro Petroleum Corp. - Sr. Sec. Notes
      8.0% due 04/15/08 - BBB- .............................     125         136
   Western Oil Sands, Inc. - Sr. Sec. Notes
      8.375% due 05/01/12 - BB+ ............................     205         238
   Whiting Petroleum Corp. - Sr. Sub. Notes
      7.25% due 05/01/12 - B- ..............................     185         194
   XTO Energy, Inc. - Sr. Notes
      6.25% due 04/15/13 - BBB- ............................      20          22
                                                                          ------
                                                                           5,818

Paper & Forest Products - 4.0%
   Abitibi-Consolidated, Inc. - Notes
      8.55% due 08/01/10 - BB- .............................     880         955
   Ainsworth Lumber Co., Ltd. - Sr. Notes 144A (a)
      7.25% due 10/01/12 - B+ ..............................     105         107
   Boise Cascade Corp. - Sr. Sub. Notes 144A (a)
      7.125% due 10/15/14 - B+ .............................     115         122
   Bowater, Inc. - Notes
      6.5% due 06/15/13 - BB ...............................      35          35
   Georgia Pacific Corp. - Sr. Notes
      8.875% due 02/01/10 - BB+ ............................     590         686
      9.375% due 02/01/13 - BB+ ............................     780         912
   Jefferson Smurfit Corp. - Sr. Notes
      8.25% due 10/01/12 - B ...............................     115         126
   Longview Fibre Co. - Sr. Sub. Notes
      10.0% due 01/15/09 - B+ ..............................     245         268
   Neenah Paper, Inc. - Sr. Notes 144A (a)
      7.375% due 11/15/14 - B+ .............................     105         106
   Norske Skog Canada, Ltd. - Sr. Notes
      7.375% due 03/01/14 - BBB ............................     425         442

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Paper & Forest Products - Continued
   Tembec Industries, Inc. - Sr. Notes
      8.5% due 02/01/11 - B ................................    $  125   $   126
                                                                         -------
                                                                           3,885

Personal Products - 0.3%
   Playtex Products, Inc. - Sr. Sec. Notes
      8.0% due 03/01/11 - B ................................       240       262
Pharmaceuticals - 1.5%
   AmeriSource Bergen Corp. - Sr. Notes
      7.25% due 11/15/12 - BB+ .............................       535       600
      8.125% due 09/01/08 - BB+ ............................       140       156
   Biovail Corp. - Sr. Sub. Notes
      7.875% due 04/01/10 - BB- ............................       515       533
   Valeant Pharmaceuticals International - Sr. Notes
      7.0% due 12/15/11 - BB- ..............................       140       146
                                                                         -------
                                                                           1,435
Real Estate Investment Trust - 1.1%
   FelCor Lodging, Ltd. - Sr. Notes
      8.5% due 06/01/11 - B- ...............................       400       451
   iStar Financial, Inc. - Sr. Notes
      8.75% due 08/15/08 - BBB- ............................        82        93
   La Quinta Properties, Inc. - Sr. Notes
      7.0% due 08/15/12 - BB- ..............................        55        58
   Thomburg Mortgage, Inc. - Sr. Notes
      8.0% due 05/15/13 - BB- ..............................       310       328
   Ventas Realty, Ltd. - Sr. Notes 144A (a)
      6.625% due 10/15/14 - BB .............................       155       158
                                                                         -------
                                                                           1,088
Real Estate Operations - 0.2%
   CB Richard Ellis Services, Inc. - Sr. Notes
      9.75% due 05/15/10 - B+ ..............................       208       237

Road & Rail - 0.4%
   Kansas City Southern Railway Co.
      9.5% due 10/01/08 - B+ ...............................       340       386
   Kansas City Southern Railway Co. - Sr. Notes
      7.5% due 06/15/09 - B+ ...............................        25        26
                                                                         -------
                                                                             412
Semiconductor Equipment & Products - 0.6%
   Amkor Technology, Inc.
      9.25% due 02/15/08 - B ...............................       370       378
   Amkor Technologies, Inc. - Sr. Notes
      7.75% due 05/15/13 - B ...............................       100        94
   Magnachip Semiconductor - Sr. Sub. Notes 144A (a)
      8.0% due 12/15/14 - NA ...............................       145       151
                                                                         -------
                                                                             623
Specialty Retail - 0.2%
   Carrols Corp. - Sr. Sub. Notes 144A (a)
      9.0% due 01/15/13 - B- ...............................        25        26
   Rite Aid Corp. - Sr. Sec. Notes
      8.125% due 05/01/10 - B+ .............................    $  180   $   190
   Suburban Propane Partners - Sr. Notes
      6.875% due 12/15/13 - B ..............................        30        30
                                                                         -------
                                                                             246
Tobacco - 0.3%
   Dimon, Inc. - Sr. Notes
      9.625% due 10/15/11 - BB .............................       160       175
   Standard Commercial Corp. - Sr. Notes
      8.0% due 04/15/12 - BB+ ..............................        75        77
                                                                         -------
                                                                             252
Wireless Telecommunications Services - 3.9%
   American Tower Corp. - Sr. Notes
      7.5% due 05/01/12 - CCC ..............................       240       253
   Dobson Cellular, Inc. - Sr. Secd. Notes 144A (a)
      8.375% due 11/01/11 - B- .............................       245       255
   Nextel Communications, Inc. - Sr. Notes
      6.875% due 10/31/13 - BB .............................     1,510     1,650
   Rogers Wireless, Inc. - Sr. Sec. Notes
      9.625% due 05/01/11 - BB .............................       650       764
   Rogers Wireless, Inc. - Sr. Sec. Notes 144A (a)
      7.5% due 03/15/15 - BB ...............................       265       280
   Rural Cellular Corp. - Sr. Sec. Notes
      8.25% due 03/15/12 - B- ..............................        95       100
   Triton PCS, Inc. - Sr. Notes
      8.5% due 06/01/13 - CCC ..............................       255       245
   Western Wireless Corp. - Sr. Notes
      9.25% due 07/15/13 - CCC .............................       195       212
                                                                         -------
                                                                           3,759
                                                                         -------
                                TOTAL PUBLICLY-TRADED BONDS-
                                              (Cost $90,585)      98.0%   94,716

SHORT-TERM INVESTMENTS - 0.1%
   Investment in joint trading account
   2.29% due 01/03/05
   (Cost $80) ..............................................        80        80
                                                               -------   -------
                                          TOTAL INVESTMENTS-
                                              (Cost $90,665)      98.1%   94,796
                        Cash and Receivables, less payables-       1.9%    1,843
                                                               -------   -------
                                                 NET ASSETS-     100.0%  $96,639
                                                               =======   =======

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $15,113 or 15.6% of net assets of the Portfolio.
**   Bond ratings are unaudited.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock High Yield Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $354                     1.61%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $676, $8,178 and $5,903 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       0.80%             0.70%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, the reimbursements paid from John Hancock and JHVLICO were $52 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $49,451           $48,447

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $90,641       $4,476         $(321)          $4,155

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss or difference in accretion/amortization. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $33             $--           $14,757          $4,155

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $6,337                   $--                   $ --
2003          5,469                    --                    184

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Yield Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the High Yield Bond Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 2, 1988
--------------------------------------------------------------------------------
International Equity Index Fund
SSgA Funds Management, Inc.                                  J. Francis/J. Beach
--------------------------------------------------------------------------------

..    The manager employs a passive management strategy by normally investing in each stock in roughly the same proportion as represented in the Index. The manager seeks to replicate as closely as possible the aggregate risk characteristics and country diversification of the Index.

..    On March 25, 2004, the Fund's sub-adviser was changed, with the Fund continuing to seek to track the performance of the MSCI All Country World ex-US Index.

Fund Commentary

Performance: For the year ending December 31, 2004, the International Equity Index Fund returned +20.24%, outperforming the +19.74% return of the MSCI AC World ex U.S. Index.

From the date of manager inception, March 31, 2004 to year end, the International Equity Index Fund returned +15.02%, outperforming the +14.21% return of the MSCI AC World ex U.S. Index./2/

Environment: Uncertainty was the overriding theme for investors during the first three quarters of 2004. Rising oil prices, terrorist threats, the uncertainty surrounding the November U.S. elections and the unstable situation in Iraq, Afghanistan and North Korea gave investors cause for concern. Despite this, global equities produced modest positive returns early in the year. Global equities rallied strongly in the fourth quarter as oil prices fell from their October high of $53 per barrel and investors gained clarity in some of these other areas.

On a regional basis, Europe was the clear winner for the period since manager inception. Europe returned +19.7% versus +9.6% for the Americas and +5.61% for Asia/Pacific. From April to December, 44 of 48 equity markets had positive returns, with 38 markets posting positive double-digit returns. The Czech Republic, Hungary, Poland and Austria were the top performers. Large exposure to banks, oil and telecommunications as well as a significant rise in their currencies caused these countries to outperform all others. Russia, Finland, Peru and Taiwan were the only countries with negative returns.

Nine out of 10 sectors produced positive double-digit returns. Utilities, Energy, Telecommunications and Financials led the way. Mid-year carnage among the semiconductor stocks caused Information Technology (-4.9%) to be the only negatively performing sector during this period.

The U.S. dollar continued to fall versus all major currencies during the year, boosting the returns of U.S. dollar-based investors. European currencies outperformed their Asian counterparts.

Outlook: Many trends that benefited EAFE markets in the fourth quarter of 2004 remain firmly in place: low short-term interest rates; friendly bond yields; stabilizing energy costs; and healthy earnings prospects for 2005. No abrupt policy changes seem imminent at the European Central Bank, the Bank of England, or the Bank of Japan. The biggest near-term risk as we enter 2005 is probably one of simple overconfidence. The German VDAX Index, which measures implied options volatility on the DAX equity benchmark, thus tending to reflect investor anxiety, finished 2004 near its lowest level in over eight years. In addition, the sharp plunge of the US dollar in the fourth quarter, even if consistent with long-term fundamental concerns, also seems vulnerable to consolidation. But in the absence of exogenous shocks or an unexpected financial dislocation that forces overextended investors to reduce positions, equity markets should be able to make additional progress in early 2005. Until cash and bonds offer more promising returns, solid earnings and decent dividends seem likely to keep stocks attractive.

                                                          Inception: May 2, 1988
--------------------------------------------------------------------------------
International Equity Index Fund
SSgA Funds Management, Inc.                                  J. Francis/J. Beach
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (10-Year Period)

             International
              Equity Index     International Equity
                  Fund       Index Fund Benchmark(1)
             -------------   -----------------------
12/30/1994      $10,000               10,000
 1/31/1995        9,441                9,618
 2/28/1995        9,603                9,593
 3/31/1995        9,951               10,194
 4/28/1995       10,251               10,581
 5/31/1995       10,461               10,457
 6/30/1995       10,360               10,276
 7/31/1995       10,935               10,918
 8/31/1995       10,625               10,505
 9/29/1995       10,776               10,713
10/31/1995       10,588               10,428
11/30/1995       10,637               10,721
12/29/1995       10,802               11,155
 1/31/1996       10,972               11,203
 2/29/1996       11,096               11,243
 3/29/1996       11,202               11,485
 4/30/1996       11,617               11,821
 5/31/1996       11,499               11,606
 6/28/1996       11,525               11,675
 7/31/1996       11,036               11,336
 8/30/1996       11,123               11,363
 9/30/1996       11,331               11,668
10/31/1996       11,261               11,551
11/29/1996       11,764               12,013
12/31/1996       11,794               11,862
 1/31/1997       11,590               11,449
 2/28/1997       11,634               11,639
 3/31/1997       11,418               11,685
 4/30/1997       11,499               11,749
 5/30/1997       12,467               12,516
 6/30/1997       13,113               13,209
 7/31/1997       13,525               13,426
 8/29/1997       12,052               12,426
 9/30/1997       12,923               13,124
10/31/1997       11,172               12,119
11/28/1997       11,168               11,998
12/31/1997       11,202               12,106
 1/31/1998       11,211               12,662
 2/27/1998       12,071               13,478
 3/31/1998       12,561               13,896
 4/30/1998       12,896               14,008
 5/29/1998       12,973               14,210
 6/30/1998       13,130               14,346
 7/31/1998       13,237               14,537
 8/31/1998       11,554               12,626
 9/30/1998       11,194               12,277
10/30/1998       12,406               13,647
11/30/1998       13,007               14,358
12/31/1998       13,535               14,940
 1/29/1999       13,564               14,959
 2/26/1999       13,105               14,492
 3/31/1999       13,793               15,259
 4/30/1999       14,320               15,876
 5/28/1999       13,627               15,047
 6/30/1999       14,329               15,807
 7/30/1999       14,665               16,200
 8/31/1999       14,800               16,314
 9/30/1999       14,904               16,514
10/29/1999       15,403               17,064
11/30/1999       16,083               17,771
12/31/1999       17,713               19,553
 1/31/2000       16,674               18,595
 2/29/2000       17,242               19,240
 3/31/2000       17,707               19,768
 4/28/2000       16,568               18,493
 5/31/2000       16,249               18,049
 6/30/2000       16,819               18,823
 7/31/2000       16,020               17,878
 8/31/2000       16,175               18,068
 9/29/2000       15,392               17,157
10/31/2000       14,884               16,594
11/30/2000       14,236               15,854
12/31/2000       14,627               16,244
 1/31/2001       14,922               16,603
 2/28/2001       13,886               15,474
 3/30/2001       12,916               14,430
 4/30/2001       13,801               15,362
 5/31/2001       13,363               14,893
 6/30/2001       12,905               14,365
 7/31/2001       12,576               13,990
 8/31/2001       12,279               13,643
 9/28/2001       10,853               12,074
10/31/2001       11,118               12,401
11/30/2001       11,626               12,945
12/31/2001       11,659               12,992
 1/31/2002       11,106               12,388
 2/28/2002       11,250               12,518
 3/29/2002       11,930               13,221
 4/30/2002       12,024               13,388
 5/31/2002       12,182               13,617
 6/28/2002       11,705               13,068
 7/31/2002       10,555               11,760
 8/31/2002       10,545               11,771
 9/28/2002        9,343               10,421
10/31/2002        9,700               10,878
11/30/2002       10,212               11,458
12/31/2002        9,889               11,093
 1/31/2003        9,577               10,763
 2/28/2003        9,393               10,553
 3/29/2003        9,133               10,248
 4/30/2003       10,000               11,242
 5/31/2003       10,612               11,982
 6/28/2003       11,002               12,425
 7/31/2003       11,330               12,838
 8/31/2003       11,735               13,286
 9/28/2003       12,053               13,666
10/31/2003       12,788               14,583
11/30/2003       13,068               14,900
12/31/2003       14,040               16,037
 1/31/2004       14,283               16,296
 2/28/2004       14,627               16,710
 3/29/2004       14,676               16,813
 4/30/2004       14,212               16,290
 5/31/2004       14,254               16,342
 6/28/2004       14,560               16,697
 7/31/2004       14,140               16,211
 8/31/2004       14,291               16,341
 9/28/2004       14,706               16,867
10/31/2004       15,232               17,454
11/30/2004       16,216               18,412
12/31/2004       16,881               19,203

Value on 12/31/04:
------------------
$16,881 International Equity Index Fund
$19,203 International Equity Index Fund Benchmark(1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
BP Amoco plc                                                             2.0%
HSBC Holdings plc                                                        1.8%
Vodafone AirTouch plc                                                    1.7%
GlaxoSmithKline plc                                                      1.3%
Total Fina SA                                                            1.2%
Novartis AG                                                              1.2%
Royal Dutch Petroleum Co.                                                1.1%
Toyota Motor Corp.                                                       1.1%
Nestle SA                                                                1.0%
Royal Bank of Scotland Group                                             1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                       International       International Equity
                                     Equity Index Fund   Index Fund Benchmark/1/
                                     -----------------   -----------------------
1 Year                                     20.24%                 19.74%
3 Years                                    13.14%                 13.91%
5 Years                                    -0.95%                 -0.36%
10 Years                                    5.38%                  6.74%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVERSIFICATION BY REGION AND COUNTRY/3/
                                   % of
                                  Assets
                                  ------
Europe (excluding U.K.)            38.1%
United Kingdom (U.K.)              20.6%
Japan                              18.3%
Pacific Basin (excluding Japan)    12.3%
Other                               5.5%
Emerging Markets                    3.7%
United States                       1.5%

DIVERSIFICATION BY REGION/4/

                                   % of
                                  Assets
                                  ------
Developed Markets                  91.5%
Emerging Markets                    8.5%

--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are special risks associated with international investing, including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The International Equity Fund Benchmark represents the MSCI EAFE Index from May 1988 to April 1998 and then MSCI EAFE GDP weighted Index from May 1998 to June 1999 and then 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index from July 1999 to October 2003 and now the MSCI All Country World Free excluding U.S. Index from November 2003 to present.
/2/  Returns are not annualized.
/3/  Calculations based upon country in which security is traded (listed).
/4/  Calculations based upon country in which securities is domiciled.

                                                          Inception: May 2, 1988
--------------------------------------------------------------------------------
International Equity Index Fund
SSgA Funds Management, Inc.                                  J. Francis/J. Beach
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As an International Equity Index Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns                           NAV Series    Series I   Series II
-------------------                           ----------   ---------   ---------
Beginning account value 7/1/2004               $1,000.00   $1,000.00   $1,000.00
Ending account value 12/31/2004                $1,159.60   $1,158.30   $1,157.20
Expense paid per $1,000*                       $    1.69   $    3.86   $    5.18

Hypothetical 5% Fund Returns                  NAV Series    Series I   Series II
----------------------------                  ----------   ---------   ---------
Beginning account value 7/1/2004               $1,000.00   $1,000.00   $1,000.00
Ending account value 12/31/2004                $1,023.57   $1,021.56   $1,020.33
Expense paid per $1,000*                       $    1.58   $    3.61   $    4.85

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
International Equity Index Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $70,514 of
   securities loaned (Note B)) .....................................   $234,304
Net unrealized appreciation on investments .........................     57,727
Short-term investments at value ....................................     83,526
                                                                       --------
      Total investments ............................................    375,557
Foreign currency at value (cost $522) ..............................        525
Futures segregation (restricted) ...................................        402
Receivable for:
   Investments sold ................................................         54
   Dividends .......................................................        376
   Interest ........................................................          5
   Foreign dividend tax withholding reclaim ........................         21
   Futures contracts variation margin ..............................        405
   Unrealized appreciation in forward currency
      contracts ....................................................         46
                                                                       --------
Total assets .......................................................    377,391
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................         52
   Fund shares purchased ...........................................        328
   Collateral for securities on loan ...............................     74,222
   Foreign dividend tax withholding ................................         39
   Accrued operating expenses ......................................         54
   Accrued Distribution fees--Series I .............................         26
   Accrued Distribution fees--Series II ............................         12
   Other payables ..................................................         87
   Other liabilities ...............................................         10
                                                                       --------
Total liabilities ..................................................     74,830
                                                                       --------
Net assets .........................................................   $302,561
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     18,592
                                                                       --------
Net asset value per share ..........................................   $  16.27
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $262,642
   Accumulated net realized loss on investments,
      futures and foreign currency transactions ....................    (18,313)
   Undistributed net investment income .............................        292
   Net unrealized appreciation of:
      Investments ..................................................     57,727
      Futures ......................................................        206
      Translation of assets and liabilities in foreign
         currencies ................................................          7
                                                                       --------
   Net assets ......................................................   $302,561
                                                                       ========
Other Information:
Net Assets:
   NAV Series ......................................................   $199,531
   Series I ........................................................   $ 77,347
   Series II .......................................................   $ 25,683
Shares outstanding, $0.01 par value per share:
   NAV Series ......................................................     12,282
   Series I ........................................................      4,736
   Series II .......................................................      1,574
Net asset value per share:
   NAV Series ......................................................   $  16.25
   Series I ........................................................   $  16.33
   Series II .......................................................   $  16.31

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
International Equity Index Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $   163
   Dividends (net of foreign withholding tax of $598) ...............     4,794
   Securities lending ...............................................       171
                                                                        -------
Total investment income .............................................     5,128
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................       345
   Distribution fee for Series I (Note C) ...........................       148
   Distribution fee for Series II (Note C) ..........................        73
   Auditors fees ....................................................        21
   Custodian fees ...................................................       225
   Legal fees .......................................................        26
   Printing & mailing fees ..........................................       143
   Trustees' fees ...................................................         5
   Other fees .......................................................        24
                                                                        -------
Total expenses ......................................................     1,010
   Less expenses reimbursed .........................................      (123)
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................        (2)
                                                                        -------
Net expenses ........................................................       885
                                                                        -------
Net investment income ...............................................     4,243
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................     4,946
      Financial futures contracts ...................................        10
      Foreign currency transactions .................................       473
      Realized Thai Tax .............................................       (33)
   Change in unrealized appreciation (depreciation) on:
      Investments ...................................................    39,327
      Financial futures contracts ...................................       127
      Translation of assets and liabilities in foreign
         currencies .................................................       (52)
                                                                        -------
Net realized and unrealized gain ....................................    44,798
                                                                        -------
Net increase in net assets resulting from operations ................   $49,041
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
International Equity Index Fund
(000's Omitted)

                                                      Year Ended     Year Ended
                                                     December 31,   December 31,
                                                         2004          2003(a)
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .........................     $  4,243       $  2,614
   Net realized gain (loss) ......................        5,396         (6,337)
   Change in net unrealized appreciation .........       39,402         51,040
                                                       --------       --------
      Net increase in net assets resulting from
         operations ..............................       49,041         47,317
Distributions to shareholders from:
   Net investment income .........................       (4,243)        (3,685)
   Capital paid-in ...............................                        (479)
                                                       --------       --------
      Decrease in net assets resulting from
         distributions ...........................       (4,243)        (4,164)
From fund share transactions:
   Proceeds from shares sold .....................       86,214         97,542
   Shares issued in reorganization ...............       45,097
   Distributions reinvested ......................        4,243          4,164
   Payment for shares redeemed ...................      (36,827)       (84,740)
                                                       --------       --------
      Increase in net assets from fund share
         transactions ............................       98,727         16,966
                                                       --------       --------
NET INCREASE IN NET ASSETS .......................      143,525         60,119

NET ASSETS
   Beginning of Period ...........................      159,036         98,917
                                                       --------       --------
   End of Period (including undistributed net
      investment income of $292 and
      distributions in excess of net investment
      income of $(421), respectively) ............     $302,561       $159,036
                                                       ========       ========
Analysis of fund share transactions:
   Sold ..........................................        6,139          9,143
   Issued in reorganization ......................        3,212
   Reinvested ....................................          298            358
   Redeemed ......................................       (2,565)        (7,833)
                                                       --------       --------
Net increase in fund shares outstanding ..........        7,084          1,668
                                                       ========       ========
Other Information:

                                           Year ended       Period from May 3, to
                                          December 31,          December 31,
                                              2004                 2004
                                          ------------   --------------------------
Fund share transactions                    NAV Series    Series I(b)   Series II(b)
-----------------------                   ------------   -----------   ------------
Dollars
   Sold ...............................     $ 35,226       $46,472      $ 4,516
   Shares issued in reorganization ....                     24,566       20,531
   Reinvested .........................        3,802           354           87
   Redeemed ...........................      (27,401)       (6,327)      (3,099)
                                            --------       -------      -------
   Net increase .......................     $ 11,627       $65,065      $22,035
                                            ========       =======      =======
Shares
   Sold ...............................        2,436         3,392          311
   Issued in reorganization ...........                      1,749        1,463
   Reinvested .........................          267            25            6
   Redeemed ...........................       (1,929)         (430)        (206)
                                            --------       -------      -------
   Net increase .......................          774         4,736        1,574
                                            ========       =======      =======
Distributions
   Net investment income ..............     $  3,802       $   354      $    87

(a)  Certain amounts in 2003 have been reclassified to permit comparison.
(b)  Commencement of investment operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                   International Equity Index--NAV Series
                                                   ------------------------------------------------------------------
                                                                         Year Ended December 31,
                                                   ------------------------------------------------------------------
                                                    2004(d)          2003(f)        2002         2001          2000
                                                   --------         --------      -------      --------      --------
Net Assets Value at Beginning of Period ........   $  13.82         $  10.05      $ 12.07      $  15.39      $  19.64
Income from Investment Operations:
   Net Investment Income .......................       0.31             0.24         0.21          0.22          0.23
   Net Realized and Unrealized Gain (Loss)
      on Investment(a) .........................       2.44             3.91        (2.02)        (3.32)        (3.64)
                                                   --------         --------      -------      --------      --------
   Total From Investment Operations ............       2.75             4.15        (1.81)        (3.10)        (3.41)
Less Distributions:
   Distribution from Net Investment Income .....      (0.32)           (0.34)       (0.21)        (0.17)        (0.18)
   Distribution from Net Realized Gains on
      Investments ..............................                                                                (0.59)
   Distribution from Capital Paid-in ...........                       (0.04)                     (0.05)        (0.07)
                                                   --------         --------      -------      --------      --------
   Total Distributions .........................      (0.32)           (0.38)       (0.21)        (0.22)        (0.84)
                                                   --------         --------      -------      --------      --------
Net Assets Value at End of Period ..............   $  16.25         $  13.82      $ 10.05      $  12.07      $  15.39
                                                   ========         ========      =======      ========      ========
Total Investment Return(b) .....................      20.24%           41.99%      (15.18)%      (20.30)%      (17.42)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ...................................       0.30%(c)(e)      0.27%(c)     0.28%(c)      0.27%(c)      0.28%(c)
   Ratio of Net Investment Income to Average Net
      Assets ...................................       2.13%            2.13%        1.85%         1.66%         1.40%
   Portfolio Turnover Rate .....................      20.27%           37.90%       17.55%         8.31%        14.86%
Net Assets End of Period (000s Omitted) ........   $199,531         $159,036      $98,917      $122,020      $195,012

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been .38%, .42%, .46%, .40%, and .37%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(d) The fund entered into a new sub-advisory agreement with SSgA Funds Management Inc. during the period shown.
(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements
(f)  Certain amounts in 2003 have been reclassified to permit comparison.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                         International            International
                                                                        Equity Index--           Equity Index--
                                                                           Series I                 Series II
                                                                    ----------------------   ----------------------
                                                                          Period from              Period from
                                                                    May 3, to December 31,   May 3, to December 31,
                                                                            2004(c)                  2004(c)
                                                                    ----------------------   ----------------------
Net Assets Value at Beginning of Period .........................       $ 13.89                  $ 13.89
Income from Investment Operations:
   Net Investment Income ........................................          0.13                     0.12
   Net Realized and Unrealized Gain on Investment(a) ............          2.41                     2.40
                                                                        -------                  -------
   Total From Investment Operations .............................          2.54                     2.52
Less Distributions:
   Distribution from Net Investment Income ......................         (0.10)                   (0.10)
                                                                        -------                  -------
   Total Distributions ..........................................         (0.10)                   (0.10)
                                                                        -------                  -------
Net Assets Value at End of Period ...............................       $ 16.33                  $ 16.31
                                                                        =======                  =======
Total Investment Return(b) ......................................         18.45%(f)                18.29%(f)
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .............          0.72%(d)(e)              0.91%(d)(e)
   Ratio of Net Investment Income (Loss) to Average Net Assets ..          1.40%(e)                 1.04%(e)
   Portfolio Turnover Rate ......................................         20.27%(f)(g)             20.27%(f)(g)
Net Assets End of Period (000s Omitted) .........................       $77,347                  $25,683

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Commencement of investment operations.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(e)  Annualized.
(f)  Not annualized.
(g)  Excludes merger activity.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                         -------   -------
                                                                         (000's)
COMMON STOCK

Argentina - 0.0%
   Telecom Argentina Stet-France
      Telecom SA - ADR * (J1) ..............................     2,196   $    24
Australia - 4.2%
   Alumina, Ltd. (BF) ......................................    32,757       152
   Amcor, Ltd. (BE) ........................................    24,153       139
   AMP, Ltd. (JR) ..........................................    52,132       295
   Ansell, Ltd. (JL) .......................................     4,303        30
   Aristocrat Leisure Limited # (BZ) .......................     8,847        69
   Australia & New Zealand Banking Group, Ltd.(JP) .........    52,269       840
   Australian Gas & Light Co., Ltd. (J4) ...................    12,501       134
   Australian Stock Exchange, Ltd. # (JQ) ..................     2,627        42
   BHP Steel (BF) ..........................................    20,679       133
   Boral, Ltd. (BD) ........................................    16,307        87
   Brambles Industries, Ltd. # (BO) ........................    26,443       143
   Broken Hill Proprietary Co., Ltd. (BF) ..................   100,297     1,200
   Centro Properties Group (JS) ............................    21,333        96
   CFS Gandel Retail Trust (FB) (a) ........................     1,210         2
   CFS Gandel Retail Trust (JS) ............................    38,298        48
   Coca Cola Amatil # (JG) .................................    13,043        83
   Cochlear, Ltd. # (JL) ...................................     1,405        28
   Coles Myer, Ltd. # (JF) .................................    31,020       239
   Commonwealth Bank of Australia (JP) .....................    35,001       877
   Commonwealth Property Office (JS) .......................    37,760        37
   Computershare, Ltd. (BO) ................................    11,036        49
   CSL, Ltd. (JO) ..........................................     5,573       127
   CSR, Ltd. (BD) ..........................................    24,041        50
   DB RReef Trust * (FB) ...................................    68,134        70
   Foster's Brewing Group, Ltd. (JG) .......................    55,001       248
   Futuris Corp., Ltd. (JH) ................................    14,532        24
   General Property Trust (JS) .............................    55,050       161
   Harvey Norman Holdings, Ltd. (JD) .......................    13,516        33
   Iluka Resources, Ltd. (BF) ..............................     5,843        29
   ING Industrial Fund # (JS) ..............................    16,858        28
   Insurance Australia Group (JR) ..........................    44,831       225
   Investa Property Group (JS) .............................    41,015        72
   Jame Hardie Industries NV (BD) ..........................    13,110        69
   John Fairfax Holdings Ltd. (JA) .........................    25,244        90
   Leighton Holdings, Ltd. # (BJ) ..........................     3,516        34
   Lend Lease Corp. (JS) ...................................    10,169       105
   Lion Nathan, Ltd. (JG) ..................................     8,421        56
   Macquarie Goodman Industrial Trust # (JS) ...............    47,233        87
   Macquarie Infrastructure Group # (BT) ...................    54,597       145
   Macquariebank, Ltd. (JP) ................................     6,185       224
   Mayne Group, Ltd. (BP) ..................................    18,939        63
   Mirvac Group # (JS) .....................................    20,186        77
   National Australia Bank, Ltd. # (JP) ....................    44,076       991
   National Mutual Holdings, Ltd. (JR) .....................    19,596   $    63
   Newcrest Mining, Ltd. (BF) ..............................     9,063       123
   Onesteel. Ltd. (BF) .....................................    14,517        29
   Orica, Ltd. (BC) ........................................     7,645       121
   Origin Energy (BB) ......................................    18,733       101
   Pacific Brands Holding Pty., Ltd. (BY) ..................    12,750        32
   Paperlinx (BG) ..........................................    11,377        42
   Patrick Corp., Ltd. (BT) ................................    15,436        79
   Perpetual Trustees Australia. Ltd. # (JQ) ...............     1,100        54
   Publishing & Broadcasting, Ltd. (JA) ....................     3,397        46
   Qantas Airways, Ltd. (BQ) ...............................    25,739        74
   QBE Insurance Group, Ltd. (JR) ..........................    19,234       230
   Rinker Group (BD) .......................................    26,502       220
   Rio Tinto, Ltd. # (BF) ..................................     8,753       267
   Santos, Ltd. (BB) .......................................    16,197       107
   Sonic Healthcare, Ltd. (JM) .............................     6,968        66
   Southcorp, Ltd. * (JG) ..................................    16,353        55
   Stockland (JS) ..........................................    34,570       162
   Stockland Trust Group * (JS) (a) ........................     1,148         5
   Suncorp-Metway, Ltd. (JP) ...............................    15,164       206
   Tabcorp Holdings, Ltd. (BZ) .............................    14,380       194
   Telstra Corp., Ltd. # (J1) ..............................    58,383       224
   Toll Holdings, Ltd. (BP) ................................     6,751        67
   Transurban Group # (BT) .................................    14,684        77
   Wesfarmers (BL) .........................................    10,572       328
   Westfield Group # (JS) ..................................    40,131       514
   Westpac Banking Corp., Ltd. (JP) ........................    50,968       775
   WMC Resources, Ltd. (BF) ................................    32,612       184
   Woodside Petroleum, Ltd. (BB) ...........................    13,134       206
   Woolworth's, Ltd. (JF) ..................................    29,149       341
                                                                         -------
                                                                          12,723
Austria - 0.3%
   Bank Austria Credit (JP) ................................     1,043        94
   Bohler-Uddeholm AG (BF) .................................       219        28
   Erste Bank (JP) .........................................     3,426       182
   Flughafen Wien AG (BT) ..................................       298        22
   Immofinanz Immobilien # * (JS) ..........................     6,786        65
   Mayr-Melnhof Karton AG (BE) .............................       119        20
   Oesterreichische Elektrizitaetswirtschafts AG (J3) ......       175        39
   OMV AG # (BB) ...........................................       383       115
   RHI AG # * (BD) .........................................       528        16
   Telecom Austria (J1) ....................................     7,804       147
   VA Technologie AG # * (BM) ..............................       326        26
   Voest Alpine AG # (BF) ..................................       730        56
   Wienerberger Baustoffindustrie AG # (BI) ................     1,789        85
                                                                         -------
                                                                             895

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                         -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Belgium - 1.1%
   Agfa Gevaert NV (BX) ....................................     2,768    $   93
   Barco NV (JY) ...........................................       324        30
   Bekaert NV (BK) .........................................       397        32
   Belgacom SA * (J1) ......................................     4,429       191
   Cofinimmo SA (JS) .......................................       131        21
   Colruyt NV (JF) .........................................       506        82
   D' Ieteren SA # (JB) ....................................        77        14
   Delhaize SA (JF) ........................................     1,975       150
   DEXIA # (JP) ............................................    17,809       408
   Electrabel SA # (J3) ....................................       782       347
   Euronav NV (BR) .........................................       558        14
   Fortis (JQ) .............................................    33,272       917
   GPE Bruxelles LAM (JQ) ..................................     1,976       160
   Interbew (JG) ...........................................     4,915       190
   KBC Bancassurance Holding NV # (JP) .....................     3,103       237
   Mobistar SA * (J1) ......................................       770        72
   NV Union Miniere SA (BF) ................................       695        65
   Omega Pharma SA (JL) ....................................       569        27
   Solvay SA (BC) ..........................................     1,812       199
   UCB SA # (JO) ...........................................     2,503       127
                                                                          ------
                                                                           3,376
Brazil - 0.1%
   Aracruz Celulose SA - ADR * (BG) ........................       897        34
   Centrais Electricas Brasileiras SA - ADR # * (J3) .......     3,676        27
   Compahnia Vale Do Rio Doce(BF) ..........................     2,700        77
   Petrol Brasilieros (BB) .................................     1,700        68
   Souza Cruz (JI) .........................................     2,100        28
   Tele Norte Leste (J1) ...................................     1,500        26
   Usinas Siderurgicas de Minas Gerais S/A - ADR # (BF) ....     1,669        34
                                                                          ------
                                                                             294
Canada - 5.3%
   Aber Diamond Corp. * (BF) ...............................     1,300        46
   Abitibi Consolidated, Inc. # * (BG) .....................    10,200        70
   Agnico-Eagle Mines, Ltd. # * (BF) .......................     2,200        30
   Agrium, Inc. # * (BC) ...................................     3,800        64
   Alcan Aluminum, Ltd. # * (BF) ...........................    10,100       494
   Aliant, Inc. * (J1) .....................................     1,100        25
   Angiotech Pharmaceuticals, Inc. * (JO) ..................     2,100        39
   ATI Technologies, Inc. * (JX) ...........................     6,600       128
   Ballard Power Systems, Inc. # * (BK) ....................     2,000        14
   Bank Nova Scotia Halifax # * (JP) .......................    27,500       930
   Bank of Montreal # * (JP) ...............................    13,700       658
   Barrick Gold Corp. # * (BF) .............................    13,700       330
   BCE, Inc. # (J1) ........................................     8,300       200
   Biovail Corp. # * (JO) ..................................     3,500        58
   Bombardier, Inc. - Cl. B # * (BH) .......................    39,400        78
   Brascan Corp. - Cl. A # * (BL) ..........................     6,300       226
   Brookfield Properties Corp. * (JS) ......................     2,500        93
   CAE, Inc. # * (BH) ......................................     6,300        26
   Cameco Corp. # * (BF) ...................................     4,800    $  167
   Canadian Imperial Bank of Commerce # * (JP) .............    10,000       600
   Canadian National Railway Co. * (BS) ....................     7,800       474
   Canadian Natural Resources, Ltd. # * (BB) ...............     6,900       294
   Canadian Pacific Railway # * (BS) .......................     4,400       150
   Canadian Tire, Ltd. - Cl. A # * (JD) ....................     2,200       103
   Celestica, Inc. * (JY) ..................................     5,100        72
   CGI Group, Inc. - Cl. A * (JU) ..........................     7,400        49
   CI Fund Management, Inc. * (JQ) .........................     4,200        63
   Cognos, Inc. * (JV) .....................................     2,400       105
   Cott Corp. * (JG) .......................................     1,300        32
   CP Ships, Ltd. Common # * (BR) ..........................     2,300        33
   Dofasco, Inc. # * (BF) ..................................     2,000        75
   Domtar, Inc. # * (BG) ...................................     5,000        60
   Enbridge, Inc. # * (J4) .................................     4,400       218
   Encana Corp. # * (BB) ...................................    12,600       716
   Fairfax Financial Holdings, Ltd. # * (JR) ...............       400        67
   Fairmont Hotels Resorts, Inc. # (BZ) ....................     2,200        76
   Falconbridge, Ltd. # * (BF) .............................     2,100        54
   Finning International, Inc. * (BM) ......................     2,500        73
   Four Seasons Hotels, Inc. * (BZ) ........................       600        49
   Glamis Gold, Ltd. * (BF) ................................     3,700        63
   Goldcorp, Inc. # * (BF) .................................     4,900        74
   Great West Lifeco, Inc. # * (JR) ........................     7,300       162
   Hudson's Bay Co. * (JD) .................................     1,800        20
   Husky Energy, Inc. # * (BB) .............................     3,600       103
   IGM Financial, Inc. # * (JQ) ............................     3,100        94
   Imperial Oil, Ltd. # (BB) ...............................     3,400       201
   Inco, Ltd. # * (BF) .....................................     5,000       183
   Intrawest Corp. * (BZ) ..................................     1,200        27
   Loblaw Co., Ltd. # * (JF) ...............................     3,000       180
   Magna International, Inc. # * (BU) ......................     2,600       213
   Manulife Financial Corp. # * (JR) .......................    22,100     1,018
   Masonite International Corp.(BI) ........................     1,400        48
   MDS, Inc. * (JM) ........................................     4,000        56
   Meridian Gold, Inc. * (BF) ..............................     2,600        49
   Methanex Corp. * (BC) ...................................     3,100        56
   MI Developments, Inc. - Cl. A (JS) ......................     1,200        36
   Molson Cos., Ltd. # * (JG) ..............................     2,900        86
   National Bank of Canada # * (JP) ........................     4,700       194
   Nexen, Inc. * (BB) ......................................     3,600       146
   Noranda, Inc. # * (BF) ..................................     4,800        84
   Nortel Networks Corp. (JW) ..............................   115,100       398
   NOVA Chemicals Corp. # * (BC) ...........................     2,400       113
   ONEX Corp. * (JY) .......................................     3,200        53
   Open Text Corp. # * (JT) ................................     1,000        20
   Penn West Petroleum, Ltd. * (BB) ........................     1,400        92
   Petro Canada # * (BB) ...................................     7,200       366
   Placer Dome, Inc. # * (BF) ..............................    11,900       223
   Potash Corp. of Saskatchewan, Inc. # * (BC) .............     2,900       240

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                          ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Canada - Continued
   Power Corp. Canada # * (JQ) .............................     8,600   $   222
   Power Financial Corp. # * (JQ) ..........................     6,700       178
   Precision Drilling Corp. * (BA) .........................     1,600       100
   QLT, Inc. # * (JN) ......................................     2,700        43
   Quebecor World, Ltd. # * (JA) ...........................     2,200        47
   Rogers Comunications, Inc. - Cl. B # * (J1) .............     4,700       123
   Royal Bank of Canada # * (JP) ...........................    17,700       945
   Shaw Communications, Inc. # * (JA) ......................     5,500       100
   Shell Canada, Ltd. * (BB) ...............................     1,900       126
   Shoppers Drug Mart Corp. * (JF) .........................     5,200       161
   SNC-Lavalin Group, Inc. * (BJ) ..........................     1,300        63
   Sun Life Financial, Inc. #  * (JR) ......................    16,200       541
   Suncor Energy, Inc. # * (BB) ............................    12,200       430
   Talisman Energy, Inc. # * (BB) ..........................    10,400       280
   Teck Cominco, Ltd. - Cl. B * (BF) .......................     5,200       160
   Telus Corp. * (J1) ......................................     1,700        51
   Telus Corp. * (J1) ......................................     4,300       124
   Thomson Corp. * (JA) ....................................     6,200       218
   Transalta Corp. # * (J5) ................................     5,400        81
   TransCanada Corp. # * (J4) ..............................    13,100       325
   TSX Group, Inc. * (FB) ..................................       900        40
   Weston George, Ltd. # * (JF) ............................     1,400       128
                                                                         -------
                                                                          16,123

Chile - 0.0%
   Sociedad Quimica y Minera de Chile SA - ADR (BC) ........       736        46

Czech Republic - 0.1%
   Ceske Energeticke Zavody AS (J3) ........................     5,909        90
   Komercni Banka AS (JP) ..................................       433        63
   Philip Morris Credit AS (JI) ............................        20        15
   SPT Telecom AS (J1) .....................................     4,591        76
   UniPetrol * (BC) ........................................     2,068         9
   Zentiva NV * (JO) .......................................       380        13
                                                                         -------
                                                                             266
Denmark - 0.7%
   A P Moller-Maersk A/S - Cl. B (BR) ......................        32       263
   Bang & Olufsen AS - Ser. B (BW) .........................       300        22
   Carlsberg AS # (JG) .....................................       900        45
   Coloplast - Ser. B (JL) .................................       800        44
   Danisco AS (JH) .........................................     1,500        91
   Danske Bank (JP) ........................................    12,500       382
   DSV # (BS) ..............................................       575        39
   FLS Industries AS - Cl. B # * (BJ) ......................       600        11
   GN Store Nord # (JW) ....................................     6,500        70
   H. Lundbeck AS # (JO) ...................................     1,800        40
   ISS AS (BO) .............................................     1,300        72
   Kobenhauns Lufthavne AS (BT) ............................       145        31
   NKT Holdings AS (BK) ....................................       400        12
   Novo Nordisk AS (JO) ....................................     7,400       403
   Novozymes AS - Ser. B (BC) ..............................     1,600        81
   Ostasiatiske Kompagni # (JH) ............................       600        31
   Tele Danmark AS (J1) ....................................     5,300   $   224
   Topdanmark AS * (JR) ....................................       575        45
   Vestas Wind Systems AS # * (BK) .........................     4,833        60
   William Demant Holdings AS # * (JL) .....................       800        37
                                                                         -------
                                                                           2,003
Finland - 1.2%
   Amer Group, Ltd. (BX) ...................................     2,100        36
   ELISA Corp. - Ser. A * (J1) .............................     3,960        64
   Fortum Oyj (BB) .........................................     9,600       177
   KCI Konecranes Oyj (BM) .................................       350        15
   Kesko Oyj # (JF) ........................................     1,600        39
   Kone Oyj - Ser. B (BM) ..................................     1,038        80
   Metso OYJ # (BM) ........................................     2,700        43
   Nokia Oyj(JW) ...........................................   132,350     2,082
   Nokian Renkaat (BU) .....................................       275        42
   Orion - Ser. B # (JO) ...................................     2,000        32
   Outokumpu Oyj (BF) ......................................     2,400        43
   Pohoja Group plc - Ser. D (JR) ..........................     1,519        17
   Rautaruukki Oyj (BF) ....................................     2,300        27
   Sampo Insurance Co. plc (JR) ............................     9,500       131
   Stora Enso Oyj (BG) .....................................    17,800       272
   Tietoenator Oyj # (JU) ..................................     2,380        75
   UPM-Kymmene Corp. (BG) ..................................    14,900       330
   Uponor Oyj (BI) .........................................     1,600        30
   Wartsila (BM) ...........................................     1,500        32
                                                                         -------
                                                                           3,567
France - 7.6%
   Accor SA # (BZ) .........................................     5,141       224
   Air Liquide # (BC) ......................................     2,981       549
   Alcatel # * (JW) ........................................    32,984       511
   Alstom # * (BK) .........................................   118,908        90
   Areclor # (BF) ..........................................    12,917       297
   Atos Origin SA # * (JU) .................................     1,193        81
   Autoroutes du Sud de la France # (BT) ...................     1,930        97
   AXA # (JR) ..............................................    38,656       951
   BNP Paribas # (JP) ......................................    21,685     1,565
   Bouygues SA # (J2) ......................................     5,568       256
   Business Objects # * (JV) ...............................     1,738        44
   Caisse National Credit Agricole # (JP) ..................    17,905       538
   Cap Gemini SA # * (JU) ..................................     3,361       107
   Carrefour SA # (JF) .....................................    15,627       741
   Casino Guichard-Perrachon SA # (JF) .....................       908        72
   CIE De St. Gobain # (BI) ................................     8,489       509
   CNP Assurances # (JR) ...................................       889        63
   Dassault Systemes SA # (JV) .............................     1,491        75
   EADS, Inc. # (BH) .......................................     6,627       192
   Essilor International # (JL) ............................     2,637       206
   Euronext NV # (JQ) ......................................     2,676        81
   France Telecom # (J1) ...................................    40,326     1,330
   Gecina # (JS) ...........................................       680        67
   Groupe Air France # (BQ) ................................     3,199        61
   Groupe Danone # (JH) ....................................     6,586       606
   Hermes International # (BY) .............................       243        48

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                          ------   -------
                                                                         (000's)
COMMON STOCK - Continued

France - Continued
   Imerys # (BI) ............................................      824   $    69
   Klepierre # (JS) .........................................      583        51
   L'Oreal SA #(JK) .........................................    8,212       621
   Lafarge SA # (BD) ........................................    4,667       449
   Lagardere SCA # (JA) .....................................    3,373       242
   LVMH (Louis Vuitton Moet Hennessy) # (BY) ................    6,618       505
   Michelin # (BU) ..........................................    3,865       247
   Pernod Ricard # (JG) .....................................    1,426       218
   Peugoet SA # (BV) ........................................    4,575       289
   Piault-Printemps-Redoute SA # (JD) .......................    1,852       185
   Publicis Groupe SA # (JA) ................................    3,436       111
   Renault # (BV) ...........................................    5,064       422
   Sanofi-Synthelabo SA # (JO) ..............................   26,712     2,126
   Schneider SA # (BK) ......................................    6,057       420
   Societe BIC SA # (BO) ....................................      857        43
   Societe Generale - Cl. A # (JP) ..........................    9,089       916
   Societe Television Francaise (JA) ........................    3,292       107
   Sodexho Alliance SA # (BZ) ...............................    2,478        75
   STMicroelectronics # (J0) ................................   15,812       307
   SUEZ # (J5) ..............................................   21,704       576
   Technip SA # (BA) ........................................      537        99
   Thales # (BH) ............................................    2,004        96
   Thomson Multimedia (BW) ..................................    6,506       171
   Total Fina SA - Cl. B # (BB) .............................   15,982     3,477
   Unibail SA # (JS) ........................................    1,157       181
   Valeo SA # (BU) ..........................................    1,913        80
   Veolia Environment # (J5) ................................    7,432       268
   Vinci SA # (BJ) ..........................................    1,962       262
   Vivendi Universal SA # * (JA) ............................   27,779       883
   Zodiac SA # (BH) .........................................    1,036        48
                                                                         -------
                                                                          22,905
Germany - 5.5%
   Adidas-Salomon AG # (BY) .................................    1,247       200
   Allianz AG # (JR) ........................................    8,423     1,113
   Altana AG # (JO) .........................................    1,948       123
   BASF AG # (BC) ...........................................   14,288     1,025
   Bayer AG # (BC) ..........................................   18,012       608
   Bayerische Vereinsbank AG # (JP) .........................   17,003       384
   Beiersdorf AG # (JK) .....................................      444        51
   Celesio AG # (JM) ........................................      900        73
   Commerzbank AG * (JP) ....................................   12,232       251
   Continental AG (BU) ......................................    3,340       211
   DaimlerChrysler AG # (BV) ................................   23,561     1,125
   Depfa Bank plc (JP) ......................................    9,707       162
   Deutsche Bank AG # (JP) ..................................   13,394     1,184
   Deutsche Boerse AG # (JQ) ................................    2,913       175
   Deutsche Post AG (BP) ....................................   12,136       278
   Deutsche Telekom AG # * (J1) .............................   74,635     1,682
   Douglas Holding AG (JE) ..................................      880        31
   E.On AG # (J3) ...........................................   17,038     1,547
   Epcos AG # * (JY) ........................................    1,239        18
   Fresenius Medical Care AG # (JM) .........................      909   $    73
   Heidelberg Zement (BD) ...................................    1,683       101
   Hypo Real Estate * (JQ) ..................................    3,587       148
   Infineon Technologies AG * (J0) ..........................   17,401       188
   Karstadt AG # (JD) .......................................    1,880        19
   Linde AG # (BM) ..........................................    2,225       139
   Lufthansa AG # * (BQ) ....................................    6,332        90
   MAN AG (BM) ..............................................    2,914       112
   Marschollek Lauten # (JR) ................................    1,569        31
   Merck KGAA (JO) ..........................................    1,316        90
   Metro AG # (JD) ..........................................    3,995       219
   Muenchener Rueckversicherungs- Gesellschaft AG # (JR) ....    5,033       616
   Puma AG (BY) .............................................      439       120
   Qiagen NV * (JL) .........................................    3,815        42
   RWE AG # (J5) ............................................   10,758       593
   Sagem SA # (JY) ..........................................    2,375        50
   SAP AG # (JV) ............................................    5,622     1,000
   Schering AG (JO) .........................................    4,489       334
   Siemens AG # (BK) ........................................   21,934     1,852
   Suedzucker AG # (JH) .....................................    1,350        28
   Thyssen Krupp AG # (BF) ..................................    8,462       186
   Tui AG # (BZ) ............................................    3,297        78
   Volkswagen AG # (BV) .....................................    6,108       276
                                                                         -------
                                                                          16,626

Greece - 0.5%
   Alpha Credit Bank (JP) ...................................    5,656       196
   Bank of Piraeus (JP) .....................................    4,775        83
   Commercial Bank of Greece (JP) ...........................    1,460        46
   Cosmote Mobile Telephone (J2) ............................    3,298        66
   Duty Free Shops (JD) .....................................      490         9
   EFG Eurobank (JP) ........................................    5,270       180
   Folli-Folie (BY) .........................................      400        12
   Germanos SA (JE) .........................................      696        21
   Hellenic Bottling Co. SA (JH) ............................    2,360        57
   Hellenic Petroleum SA (BB) ...............................    2,860        31
   Hellenic Technodomiki Tev SA (BJ) ........................    2,404        11
   Hellenic Telecommunication Organization SA (J1) ..........    6,960       125
   Hyatt Regency Hotel (BZ) .................................    1,225        14
   Intracom SA (JW) .........................................    1,970        11
   National Bank of Greece SA (JP) ..........................    7,502       247
   OPAP SA (BZ) .............................................    4,523       124
   Public Power Corp. (J3) ..................................    2,962        82
   Technical Olympic SA (BJ) ................................    2,130        11
   Titan Cement Co. (BI) ....................................    1,630        48
   Viohalco (BF) ............................................    2,940        27
                                                                         -------
                                                                           1,401
Hong Kong - 2.1%
   Aluminum Corp. of China, Ltd. # (BF) .....................   82,000        49
   Angang Steel (BF) ........................................   28,000        14

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Hong Kong - Continued
   Anhui Conch Cement Co., Ltd. # (BD) .....................    14,000    $ 15
   ASM Pacific Technology, Ltd. # (J0) .....................     4,500      16
   Avichina Industry (BV) ..................................    48,000       5
   Bank of East Asia, Ltd. # (JP) ..........................    30,792      96
   Beijing Capital International (BT) ......................    32,000      14
   Beijing Datang Power Generation Co., Ltd. # (J3) ........    44,990      34
   Beijing Enterprise (BL) .................................     8,000      12
   BOC Hong Kong Holdings, Ltd. (JP) .......................    85,000     162
   Brilliance China Automotive Holdings, Ltd. # (BV) .......    68,000      13
   BYD Co., Ltd. # (BL) ....................................     4,500      12
   Cathay Pacific Airways (BQ) .............................    24,000      45
   Cheung Kong Holdings, Ltd.(JS) ..........................    35,000     350
   Cheung Kong Infrastructure Holdings, Ltd. # (BD) ........    10,000      29
   China East Airline # * (BQ) .............................    50,000      11
   China Everbright, Ltd. (JQ) .............................    24,000      12
   China Life Insurance Co., Ltd. # * (JR) .................   221,000     148
   China Merchants Holdings International Co., Ltd. #
      (BL) .................................................    34,000      64
   China Overseas and Land Invest (JS) .....................    98,000      24
   China Petroleum (BB) ....................................   442,000     181
   China Pharma Group(JO) ..................................    22,000       6
   China Res Beijing (JS) ..................................    30,000       5
   China Resources Enterprise, Ltd. # (JB) .................    32,000      50
   China Shipping Container Lines # * (BR) .................    69,000      28
   China Shipping Development(BR) ..........................    40,620      36
   China Southern Airlines Co. Ltd * (BQ) ..................    36,300      14
   China Telecom Corp.(J1) .................................   434,000     159
   China Telecom, Ltd.(J2) .................................   161,699     548
   China Travel International #  (BZ) ......................    60,000      19
   Citic Pacific, Ltd.(BL) .................................    36,000     102
   CLP Holdings, Ltd. (J3) .................................    41,900     240
   CNOOC, Ltd. (BB) ........................................   405,000     218
   Cofco International, Ltd. # (JH) ........................    18,000       8
   Cosco Pacific, Ltd. (BR) ................................    34,000      71
   Denway Motors, Ltd. # (BV) ..............................   142,000      51
   Digital China Holdings * (JY) ...........................    14,000       4
   Esprit Holdings, Ltd. (JE) ..............................    20,500     124
   Fujian Zijin Minin (BF) .................................    26,000      12
   Giordano International Ltd. (JE) ........................    38,000      24
   Guangshen Railway Co., Ltd.(BS) .........................    48,990      20
   Guangzhou Investment Co., Ltd. (BL) .....................    96,000      10
   Hang Lung Properties # (JS) .............................    42,000      65
   Hang Seng Bank, Ltd. (JP) ...............................    17,600     245
   Henderson Land Development Co., Ltd. (JS) ...............    17,000      89
   Hong Kong & China Gas Co., Ltd. (J4) ....................    84,490     175
   Hong Kong Electric Holding, Ltd. (J3) ...................    32,000     146
   Hong Kong Exchange & Clearing, Ltd. # (JQ) ..............    24,000    $ 64
   Hopewell Holdings, Ltd. (BL) ............................    14,000      36
   Huadian Power International Corp. (J3) ..................    44,000      13
   Huaneng Power International #  (J3) .....................   102,000      76
   Hutchison Telecom # * (J1) ..............................    31,000      28
   Hutchison Whampoa, Ltd. # (BL) ..........................    48,800     457
   Hysan Development Co., Ltd. # (JS) ......................    15,375      32
   Jiangxi Copper Co., Ltd. # (BF) .........................    22,000      12
   Jianssu Expressway Company, Ltd. # (BT) .................    38,000      17
   Johnson Electric Holdings, Ltd. (BK) ....................    35,000      34
   Kerry Properties, Ltd. (JS) .............................    11,156      24
   Kingboard Chemical Holding Co., Ltd.(JY) ................    10,000      21
   Legend Holdings # (JX) ..................................   104,899      31
   Li & Fung, Ltd.(JB) .....................................    38,000      64
   Maanshan Iron & Steel Co., Ltd. # (BF) ..................    50,000      19
   MTR Corp. # (BS) ........................................    31,867      51
   New World Development Co., Ltd. (JS) ....................    53,000      59
   Orient Overseas International, Ltd. # (BR) ..............     5,000      19
   PCCW, Ltd. # (J1) .......................................    82,860      52
   PetroChina Company, Ltd. # (BB) .........................   520,000     278
   PICC Property & Casualty # * (JR) .......................    82,000      28
   Ping An Insurance * (JR) ................................    42,500      73
   Quinling Motors # (BM) ..................................    42,000       6
   Semiconductor Manufacturing * (J0) ......................   171,000      38
   Shanghai Industrial Holdings, Ltd. # (BL) ...............    12,000      26
   Shanghai Petrochemical Co., Ltd. (BC) ...................    72,000      27
   Shangri-La Asia, Ltd. # (BZ) ............................    24,249      36
   Shenzen Investments (JQ) ................................    42,000       6
   Shenzhen Expressway Co., Ltd. (BT) ......................    24,000       9
   Sino Landco # (JS) ......................................    22,257      22
   Sinopec Beijing Yanhua Petrochemical Co., Ltd. # (BC) ...    32,000      15
   Sinotrans, Ltd. (BT) ....................................    44,000      13
   Smartone Telecommunication Holdings, Ltd. (J2) ..........     7,500       8
   South China MP Group Ltd. (JA) ..........................    24,000      10
   Sun Hung Kai Properties, Ltd. (JS) ......................    30,000     300
   Swire Pacific, Ltd. - Cl. A (JQ) ........................    21,500     180
   TCL Communication Equipment # * (JW) ....................     9,600       1
   TCL International Holdings, Ltd. # (BW) .................    44,000      11
   Techtronic Industrials # (BM) ...........................    20,000      44
   Television Broadcasts (JA) ..............................     7,000      32
   Texwinca Holdings # (BY) ................................    14,000      13

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares     Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Hong Kong - Continued
   Travelesky Technology, Ltd. (BO) ........................    10,000    $    8
   Tsingtao Brewery - Ser. H (JG) ..........................    10,000        10
   Weiqiao Textile Co., Ltd. # (BY) ........................    12,000        19
   Wharf Holdings, Ltd. # (JS) .............................    28,000        98
   Yanzhou Coal Mining # (BF) ..............................    40,000        57
   Yizheng Chemical Fibre Co., Ltd. - Cl. A (BC) ...........    44,000         9
   Yue Yuen Industrial Holdings, Ltd. # (JE) ...............    11,500        32
   Zhejiang Expressway Co., Ltd # (BT) .....................    44,000        30
                                                                          ------
                                                                           6,323
Hungary - 0.1%
   Gedeon Richter (JO) .....................................       386        48
   Magyar Tavkozlesi (J1) ..................................    12,959        62
   Mol Magyar Olaj-es Gazipari (BB) ........................     2,093       147
   OTP Bank (JP) ...........................................     6,957       213
                                                                          ------
                                                                             470
India - 0.6%
   ABB, Ltd. (BK) ..........................................       277         6
   Ashok Leyland (BV) ......................................    11,340         6
   Asian Paints, Ltd. (BC) .................................       784         6
   Associated Cement Companies, Ltd. (BD) ..................     1,118         9
   Bajaj Auto, Ltd. (BV) ...................................       800        21
   Bank of Baroda (JP) .....................................     1,258         7
   Bharat Heavy Electricals, Ltd. (BK) .....................     1,601        28
   Bharat Petroleum Corp., Ltd. (BB) .......................     1,635        17
   Britannia Industries, Ltd. (JH) .........................       164         4
   Castrol, Ltd. (BB) ......................................       809         4
   Cipla (JO) ..............................................     1,529        11
   Colgate Palmolive Co. (JJ) ..............................       889         4
   Dr. Reddys Labs (JO) ....................................     1,355        27
   Flex Solutions * (BL) ...................................     1,018        15
   Gail LD (J4) ............................................     6,914        37
   GlaxoSmithKline Pharmaceuticals (JO) ....................       380         7
   Grasim Industries, Ltd. (BL) ............................       924        28
   Gujarat Ambuja Cements Ltd. (BD) ........................     1,221        11
   HDFC Bank Ltd. (JP) .....................................     4,269        51
   Hero Honda Motors, Ltd. (BV) ............................     2,177        29
   Hindlaco Industries (BF) ................................     1,008        33
   Hindustan Lever Ltd. (JJ) ...............................    20,996        70
   Hindustan Petroleum Corp., Ltd. (BB) ....................     2,219        21
   Housing Development Financing Corp., Ltd. (JQ) ..........     4,683        83
   Icici Banking (JP) ......................................    12,848       110
   Indian Hotels Co., Ltd. (BZ) ............................       443         6
   Indian Petrochemical (BC) ...............................     2,097         9
   Infosys Technologies, Ltd. (JU) .........................     4,708       227
   ITC, Ltd. (JI) ..........................................     1,889        57
   Larsen & Toubro (BJ) ....................................     1,004        23
   Mahanagar Telephone Nigam, Ltd. (J1) ....................     5,151        18
   Mahindra & Mahindra (BV) ................................     1,107    $   14
   Maruti Udyog (BV) .......................................     1,890        20
   Moser Baer * (JX) .......................................       912         5
   Nestle India, Ltd. (JH) .................................       492         7
   Oil & Natural Gas (BB) ..................................     4,663        88
   Punjab Tractors, Ltd. (BM) ..............................       497         2
   Ranbaxy Laboratories, Ltd. (JO) .........................     1,922        56
   Reliance Industries, Inc. (BC) ..........................    17,125       211
   Satyam Computer Services, Ltd. (JU) .....................     6,117        58
   State Bank of India (JP) ................................     2,237        37
   Sun Pharmaceutical (JO) .................................     1,264        16
   Tata Ironsteel (BF) .....................................     3,619        32
   Tata Consultancy Services, Ltd. (JU) ....................     1,538        47
   Tata Engineering and Locomotive Co., Ltd. (BM) ..........     4,410        51
   Tata Power Co. (J3) .....................................     1,051        10
   Tata Tea Ltd. (JH) ......................................       582         6
   Ultratech Cemco * (BI) ..................................       314         2
   Videsh Sanchar Nigam, Ltd. (J1) .........................     1,553         8
   Wipro Ltd. * (JU) .......................................     2,472        43
   Zee Telefilms Ltd. (JA) .................................     5,509        22
                                                                          ------
                                                                           1,720
Indonesia - 0.1%
   Astra International (BV) ................................    47,000        49
   Bank Central Asia (JP) ..................................   104,000        33
   Bank Danamon (JP) .......................................    31,500        15
   Bank Mandiri (JP) .......................................   149,500        31
   Bank Rakyat (JP) ........................................   100,000        31
   Bumi Resources Tbk * (BF) ...............................   290,000        25
   HM Sampoerna (JI) .......................................    73,000        52
   Indofood Suskes Mak Tbk (JH) ............................    90,500         8
   PT Gudang Garam Tbk (JI) ................................    14,500        21
   PT Telekomunikasi Indonesia - ADR * (J1) ................     8,229       173
                                                                          ------
                                                                             438
Ireland - 0.7%
   Allied Irish Banks plc (JP) .............................    24,715       514
   Bank of Ireland (JP) ....................................    27,805       461
   CRH plc (BD) ............................................    15,251       407
   DCC plc (BL) ............................................     2,187        49
   Eircom Group plc (J1) ...................................    12,556        29
   Elan Corp. * (JO) .......................................    11,125       295
   Fyffes plc (JF) .........................................     8,095        21
   Grafton Group * (BI) ....................................     5,853        63
   Greencore Group plc (JH) ................................     3,727        15
   Independent Newspapers, Ltd. (JA) .......................    16,479        52
   Irish Life & Permanent plc (JR) .........................     7,774       145
   Kerry Group plc (JH) ....................................     3,756        90
   Kingspan Group plc (BI) .................................     3,014        29
   Waterford Wedgewood plc * (BW) ..........................    23,583         2
                                                                          ------
                                                                           2,172

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                           ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Israel - 0.3%
   AudioCodes, Ltd. * (JW) .................................       612   $    10
   Bank Hapoalim (JP) ......................................    20,565        69
   Bank Leumi Le-Israel (JP) ...............................    17,471        48
   Bezeq Israeli Telecommunication Corp., Ltd. * (J1) ......    25,030        29
   CLAL Industries (BL) ....................................     1,333         6
   CLAL Insurance Enterprises (JR) .........................       428         9
   Discount Investor Corp. (JQ) ............................       504        13
   Elbit Systems, Ltd. (BH) ................................       419        11
   ICL Israel Chemicals, Ltd. (BC) .........................    13,243        31
   IDB Development Corp, Ltd. (JQ) .........................       631        17
   Israel Discount Bank - Ser. A * (JP) ....................    12,114        15
   Koor Industries, Ltd. * (BL) ............................       303        16
   Makteshim-Agan Industries, Ltd. (BC) ....................     5,706        31
   Migdal Insurance (JR) ...................................     4,413         7
   Nice Systems, Ltd. * (JW) ...............................       286         9
   Osem Investment, Ltd. (JH) ..............................       796         9
   Partner Communications * (J2) ...........................     1,754        15
   Retalix, Ltd. * (JV) ....................................       416         9
   Strauss Elite, Ltd. - Ser. A * (JH) .....................       676         7
   Supersol, Ltd. * (JF) ...................................     2,619         7
   Teva pharmaceutical Industries, Ltd. (JO) ...............    15,958       475
   The Israel Corp., Ltd. * (JQ) ...........................        47        10
   United Mizrahi Bank (JP) ................................     2,090         9
                                                                         -------
                                                                             862
Italy - 3.4%
   Alleanza Assicurazioni # (JR) ...........................    12,111       168
   Assicurazioni Generali # (JR) ...........................    25,488       862
   Autogrill SpA # * (BZ) ..................................     2,959        49
   Autostrade SpA (BT) .....................................     6,819       182
   Banca Antonveneta SpA # * (BL) ..........................     5,997       157
   Banca Fideuram # (JQ) ...................................     7,686        40
   Banca Intesa SpA (JP) ...................................    86,767       416
   Banca Intesa SpA (JP) ...................................    24,140       103
   Banca Nazionale del Lavoro # (JP) .......................    42,734       127
   Banca Popolare di Milano (JP) ...........................    10,987        97
   BCA Di Roma (JP) ........................................    37,316       170
   BCE Pop Unite * (J1) ....................................     8,926       181
   BCP Pop Veron (JP) ......................................     9,901       200
   Benetton Group SpA (BY) .................................     1,441        19
   Bulgari SpA (BY) ........................................     3,421        42
   Edison International # * (J3) ...........................    21,263        45
   Enel SpA(J3) ............................................    97,420       953
   ENI # (BB) ..............................................    69,257     1,727
   Fiat SpA # * (BV) .......................................    14,415       115
   FinecoGroup # * (JP) ....................................     4,168        32
   Finmeccanica SA (BH) ....................................   163,218       147
   GR Education L Espresso # (JA) ..........................     4,435        27
   Italcementi SpA # (BD) ..................................     1,775        28
   Luxottica Group # (JL) ..................................     3,589        73
   Mediaset SpA # (JA) .....................................    15,405       195
   Mediobanca SpA # (JP) ...................................    12,493   $   201
   Mediolanum SpA # (JQ) ...................................     6,564        47
   Mondadori Editore SpA (JA) ..............................     3,396        39
   Monte Paschi Siena # (JP) ...............................    30,594       109
   Pirelli & Co. SpA # (BL) ................................    47,334        64
   Riunione Adriatica di Sicorta SpA (JR) ..................     7,867       177
   San Paolo-IMI SpA # (JP) ................................    27,540       395
   Seat Pagine Gialle # (JA) ...............................   111,332        51
   Snam Rete Gas (J4) ......................................    24,326       141
   T.E.R.N.A # (J3) ........................................    25,503        73
   Telecom Italia (J1) .....................................   154,510       500
   Telecom Italia # (J1) ...................................   219,638       895
   Telecom Italia Media # * (JA) ...........................    32,454        15
   Telecom Italia Mobile SpA # (J2) ........................   101,095       753
   Tiscali SpA # * (JT) ....................................     4,811        18
   UniCredito Italiano SpA (JP) ............................   117,387       672
                                                                         -------
                                                                          10,305
Japan - 17.7%
   Acom Co., Ltd. (JQ) .....................................     2,030       152
   Aderans Co., Ltd. (JK) ..................................       900        21
   Advantest # (J0) ........................................     1,900       163
   Aeon Co., Ltd. # (JD) ...................................    15,700       261
   Aeon Credit Service Co., Ltd. (JQ) ......................       600        45
   Aiful Corp. (JQ) ........................................     1,150       126
   Aisin Seiki Co. (BU) ....................................     4,600       116
   Ajinomoto Co., Inc. (JH) ................................    16,000       190
   Alfresa Holdings Corp. # (JL) ...........................       500        18
   All Nippon Airways Co., Ltd. # (BQ) .....................    12,000        42
   Alps Electric Co. # (JY) ................................     5,000        74
   Amada Co., Ltd (BM) .....................................     9,000        50
   Amano Corp. (BO) ........................................     2,000        20
   Anritsu Corp. # (JY) ....................................     2,000        15
   Aoyama Trading Co. (JE) .................................     1,300        35
   Ariake Japan Co., Ltd. # (JH) ...........................       400        10
   Asahi Breweries, Ltd. # (JG) ............................    10,900       135
   Asahi Chemical Industry Co., Ltd. # (BC) ................    34,000       170
   Asahi Glass Co., Ltd. # (BI) ............................    21,000       231
   Asatsu DK # (JA) ........................................     1,000        28
   Autobacs Seven Co. # (JE) ...............................       700        20
   Bandai Co. (BX) .........................................     2,200        50
   Bank of Yokohama, Ltd.(JP) ..............................    33,000       208
   Benesse Corp. (BO) ......................................     1,600        56
   Bridgestone Corp. # (BU) ................................    18,000       357
   Canon, Inc. (JZ) ........................................    22,900     1,233
   CAPCOM Co. # (JV) .......................................     1,100        10
   Casio Computer Co. # (BW) ...............................     5,300        82
   Central Glass Co. (BI) ..................................     4,000        28
   Central Japan Railway Co. (BS) ..........................        28       228
   Chiba Bank, Ltd. (JP) ...................................    20,000       133
   Chubu Electric Power # (J3) .............................    18,000       431
   Chugai Pharmaceutical Co., Ltd. # (JO) ..................     7,100       117

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                           ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Japan - Continued
   Circle Kingdom Sunkus Co. Ltd. # * (JE) ..................    1,100    $   28
   Citizen Watch Co., Ltd. # (JY) ...........................    7,000        67
   Coca Cola West Japan Co., Ltd. # (JG) ....................    1,200        31
   Comsys Holdings (BJ) .....................................    3,000        28
   Credit Saison Co., Ltd. (JQ) .............................    3,600       131
   CSK Corp. # (JU) .........................................    1,700        77
   Dai-Ichi Pharmaceutical Co., Ltd. (JO) ...................    6,600       142
   Dai-Nippon Ink & Chemicals, Inc. (BC) ....................   17,000        39
   Dai-Nippon Printng Co., Ltd. (BO) ........................   18,000       288
   Daicel Chemical Industries, Ltd. (BC) ....................    7,000        40
   Daikin Industries, Ltd. # (BM) ...........................    5,500       158
   Daimaru, Inc. # (JD) .....................................    6,000        49
   Dainippon Screen Manufacturing Co., Ltd. # (JY) ..........    5,000        31
   Daito Trust Construction Co., Ltd. # (BW) ................    2,500       119
   Daiwa House Industry Co., Ltd. (BW) ......................   14,000       159
   Daiwa Securities Group, Inc. # (JQ) ......................   32,900       237
   Denki Kagaku Kogyo (BC) ..................................   10,000        33
   Denso Corp. (BU) .........................................   14,400       385
   Dentsu, Inc. # (JA) ......................................       43       116
   Dowa Mining Co. (BF) .....................................    7,000        45
   East Japan Railway Co. (BS) ..............................       92       510
   Ebara Corp. # (BM) .......................................    7,000        32
   Eisai Co. Ltd. (JO) ......................................    6,900       226
   Electric Power Development * (J3) ........................    3,900       109
   FamilyMart Co., Ltd. (JF) ................................    1,600        46
   Fanuc, Ltd. (BK) .........................................    4,000       261
   Fast Retailing Co. (JE) ..................................    1,400       106
   Fuji Electric Holdings Co. (BK) ..........................   13,000        35
   Fuji Photo Film (BX) .....................................   12,500       455
   Fuji Soft ABC, Inc. # (JV) ...............................      800        26
   Fuji Television Network, Inc. (JA) .......................       18        39
   Fujikura # (BK) ..........................................   10,000        46
   Fujisawa Pharmeceutical Co., Ltd. # (JO) .................    7,700       210
   Fujitsu, Ltd. # (JX) .....................................   47,000       305
   Furukawa Electric Co. # * (BK) ...........................   14,000        77
   Goodwill Group, Inc. (BO) ................................        9        22
   Gunze, Ltd. (BY) .........................................    5,000        23
   Hankyu Department Stores (JD) ............................    4,000        29
   Hino Motors, Ltd. # (BM) .................................    6,000        44
   Hirose Electric Co., Ltd. # (JY) .........................      900       105
   Hitachi Cable, Ltd. (BK) .................................    4,000        19
   Hitachi Chemical (JY) ....................................    2,600        46
   Hitachi Construction Macinery Co., Ltd. (BM) .............    3,000        41
   Hitachi Credit Corp. # (JQ) ..............................    1,400        29
   Hitachi Software (JV) ....................................      700        16
   Hitachi, Ltd. (JY) .......................................   88,000       608
   Hogukin Financial Group, Inc. (JQ) .......................   28,000        76
   Hokkaido Electric Power Co., Inc. (J3) ...................    4,600    $   90
   Honda Motor Co. (BV) .....................................   20,400     1,054
   House Foods Corp. # (JH) .................................    1,700        24
   Hoya Corp. # (JY) ........................................    2,900       327
   Isetan Co., Ltd. (JD) ....................................    4,200        49
   Ishihara Sangyo Kaisha # (BC) ............................    7,000        16
   Ishikawajima-Harima Heavy Industries Co., Ltd. * (BM) ....   28,000        38
   Ito En, Ltd. (JG) ........................................      700        36
   Ito-Yokado Co., Ltd. (JD) ................................    9,100       381
   Itochu Corp. * (BN) ......................................   38,000       175
   Itochu Techno-Sciences Corp. # (JU) ......................    1,000        40
   JAFCO Co., Ltd. (JQ) .....................................      700        47
   Japan Airlines * (BQ) ....................................   20,000        58
   Japan Real Estate # (JS) .................................        6        50
   Japan Retail Fund Investment Corp. # (JS) ................        5        42
   Japan Tobacco, Inc. (JI) .................................       25       285
   JFE Holdings, Inc. # (BF) ................................   14,300       407
   JGC Corp. (BJ) ...........................................    5,000        46
   Joyo Bank, Ltd. (JP) .....................................   20,000        97
   JSR Corp. (BC) ...........................................    4,700       103
   Kajima Corp. # (BJ) ......................................   25,000       107
   Kamigumi Co., Ltd. # (BR) ................................    6,000        48
   Kanebo, Ltd. # * (JK) ....................................    1,100        16
   Kaneka Corp. (BC) ........................................    7,000        79
   Kansai Electric Power Co., Inc. (J3) .....................   19,800       401
   Kansai Paint Co., Ltd. (BC) ..............................    5,000        30
   KAO Corp. (JJ) ...........................................   14,000       357
   Kaken Pharmaceuticals Co., Ltd. # (JO) ...................    3,000        20
   Katokichi Co., Ltd. (JH) .................................    1,100        22
   Kawasaki Heavy Industry, Ltd. # (BM) .....................   30,000        49
   Kawasaki Kisen # (BR) ....................................   12,000        77
   Keihin Electric Express Railway Co., Ltd. # (BS) .........   10,000        61
   Keio Teito Electric Railway (BS) .........................   15,000        88
   Keyence Corp. (JY) .......................................      900       201
   Kikkoman Corp. (JH) ......................................    5,000        48
   Kinden Corp. (BJ) ........................................    4,000        30
   Kintetsu Corp. (BH) ......................................   42,000       145
   Kirin Brewery Co. # (JG) .................................   19,000       187
   Kobe Steel International # (BF) ..........................   62,000        95
   Kokuyo Co. (BO) ..........................................    1,900        23
   Komatsu, Ltd. (BM) .......................................   26,000       181
   Komori Corp. (BM) ........................................    1,000        15
   Konami Co., Ltd. # (JV) ..................................    2,100        49
   Konica Corp. # (BX) ......................................   11,500       152
   Koyo Seiko Co., Ltd. # (BM) ..............................    3,000        42
   Kubota Corp.(BM) .........................................   29,000       143
   Kuraray Co., Ltd. # (BC) .................................   10,500        94
   Kuraya Sanseido, Inc. (JM) ...............................    2,300        26
   Kurita Water Industries, Ltd. (BJ) .......................    2,500        36
   Kyocera Corp. (JY) .......................................    4,400       338
   Kyowa Hakko Kogyo Co., Ltd. (JO) .........................   10,000        75

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Japan - Continued
   Kyushu Electric Power (J3) ..............................    10,900   $  220
   Lawson (JF) .............................................     1,500       55
   LeoPalace21 Corp. (JS) ..................................     3,400       60
   Mabuchi Motor Co. # (JY) ................................       800       58
   Makita Corp. # (BW) .....................................     3,000       52
   Marubeni Corp. # (BN) ...................................    33,000       91
   Marui Co., Ltd. # (JD) ..................................     8,900      119
   Matsumotokiyoshi Co., Ltd. # (JF) .......................     1,000       28
   Matsushita Electric Industrial Co. # (BW) ...............    60,000      950
   Matsushita Electric Works # (BK) ........................     8,000       70
   Meiji Diaries Corp. (JH) ................................     6,000       36
   Meiji Seika Kaisha, Ltd. # (JH) .........................     7,000       32
   Meitic Corp. (JU) .......................................       900       33
   Millea Holdings, Inc. (JR) ..............................        40      592
   Minebea Co., Ltd. # (BM) ................................    10,000       44
   Mitsubishi Chemical Corp. (BC) ..........................    46,000      140
   Mitsubishi Corp. # (BN) .................................    29,800      384
   Mitsubishi Electric Corp. (BK) ..........................    46,000      225
   Mitsubishi Estate Co., Ltd. # (JS) ......................    26,000      304
   Mitsubishi Gas Co. (BC) .................................     9,000       42
   Mitsubishi Heavy Industries, Ltd. # (BM) ................    76,000      215
   Mitsubishi Logistics Corp. # (BR) .......................     3,000       29
   Mitsubishi Materials Corp. (BF) .........................    23,000       48
   Mitsubishi Rayon Co., Ltd. (BC) .........................    12,000       44
   Mitsubishi Tokyo Finance (JP) ...........................       124    1,255
   Mitsui & Co., Ltd. # (BN) ...............................    34,000      304
   Mitsui Engineering & Shipbuilding Co., Ltd. (BM) ........    16,000       27
   Mitsui Fudosan Co., Ltd. # (JS) .........................    19,000      230
   Mitsui Mining & Smelting Co., Ltd. (BF) .................    14,000       62
   Mitsui OSK Lines, Ltd. (BR) .............................    25,000      150
   Mitsui Petrochemical Co. (BC) ...........................    17,000       92
   Mitsui Sumitomo Insurance Co., Ltd. # (JR) ..............    35,000      303
   Mitsui Trust Holdings # (JQ) ............................    14,000      140
   Mitsukoshi, Ltd. # (JD) .................................     9,000       44
   Mitsumi Electric (JX) ...................................     1,700       19
   Mizuho Financial GB (JP) ................................       212    1,065
   Murata Manufacturing Co., Ltd. (J0) .....................     6,100      340
   Namco, Ltd. # (BZ) ......................................     2,000       26
   NEC Corp. # (JX) ........................................    45,000      279
   NEC Electronics Corp. # (J0) ............................     1,000       49
   Net One Systems Co., Ltd. (JU) ..........................        14       58
   NGK Insulators # (BM) ...................................     7,000       67
   NGK Spark Plug Co. (BU) .................................     5,000       52
   Nichii Gakkan Co. # (BO) ................................       500       16
   Nichirei Corp. # (JH) ...................................     7,000       28
   Nidec Corp. # (JY) ......................................     1,300      158
   Nikko Cordial Corp. (JQ) ................................    42,000      222
   Nikon Corp. # (J0) ......................................     8,000       99
   Nintendo Corp., Ltd. (BW) ...............................     2,700   $  338
   Nippon Building Fund (JS) ...............................         8       68
   Nippon Express Co., Ltd. (BS) ...........................    22,000      108
   Nippon Kayaku Co., Ltd. (BC) ............................     4,000       22
   Nippon Light Metal, Inc. # (BF) .........................    11,000       28
   Nippon Meat Packers, Inc. (JH) ..........................     5,000       68
   Nippon Mining & Holding (BB) ............................    21,500      101
   Nippon Mitsubishi Oil Co., Ltd. # (BB) ..................    35,000      224
   Nippon Sanso Corp. (BC) .................................     8,000       47
   Nippon Sheet Glass Co., Ltd. # (BI) .....................     9,000       37
   Nippon Shokubai Co., Ltd. (BC) ..........................     4,000       35
   Nippon Steel Co. (BF) ...................................   166,000      406
   Nippon Telegraph & Telephone Corp. (J1) .................       143      640
   Nippon Unipac Holding, Co. (BG) .........................        25      112
   Nippon Yusen Kabushiki Kaisha (BR) ......................    25,000      134
   Nippon Zeon Co., Ltd. # (BC) ............................     4,000       33
   Nishimatsu Construction Co., Ltd. # (BJ) ................     6,000       21
   Nissan Chemical Industries # (BC) .......................     5,000       39
   Nissan Motor Acceptance Corp. # (BV) ....................    68,300      741
   Nisshin Seifun Group, Inc. (JH) .........................     4,000       44
   Nisshin Steel Co. (BF) ..................................    20,000       46
   Nisshinbo Industries, Inc. (BY) .........................     4,000       30
   Nissin Food Products Co., Ltd. (JH) .....................     2,100       53
   Nitori Co., Ltd. # (JE) .................................       450       29
   Nitto Denko Corp. (BK) ..................................     4,600      252
   NOK Corp. # (BU) ........................................     2,500       78
   Nomura Research Institute, Ltd. (JU) ....................       600       56
   Nomura Securities Co., Ltd. (JQ) ........................    51,000      742
   NSK, Ltd. (BM) ..........................................    11,000       55
   NTN Corp. # (BM) ........................................    12,000       69
   NTT Data Corp. (JU) .....................................        33      106
   NTT Mobile Communications Network, Inc. (J2) ............       546    1,005
   Obayashi Corp. (BJ) .....................................    16,000      101
   OBIC, Co. (JU) ..........................................       200       40
   Odakyu Electric Railway (BS) ............................    17,000       98
   Oji Paper Co. (BG) ......................................    21,000      120
   Oki Electric Industry Co. * (JY) ........................    13,000       56
   Okumura Corp. (BJ) ......................................     4,000       25
   Olympus Optical Co. # (JL) ..............................     6,000      128
   Omron Corp. (JY) ........................................     5,900      140
   Onward Kashiyama Co., Ltd. (BY) .........................     4,000       58
   Oracle Corp. # (JV) .....................................     1,000       52
   Oriental Land Co., Ltd. # (BZ) ..........................     1,400       97
   Orix Corp. (JQ) .........................................     2,200      298
   Osaka Gas Co. (J4) ......................................    56,000      174
   Pioneer Corp. # (BW) ....................................     3,900       76
   Promise Co., Ltd. (JQ) ..................................     2,300      164
   QP Corp. # (JH) .........................................     2,800       24

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Japan - Continued
   Rakuten, Inc. * (JU) ....................................       117   $  105
   Rakuten, Inc. # (JC) ....................................        13       15
   Resona Holdings, Inc. # * (BH) ..........................   123,000      249
   Ricoh Co., Ltd. # (JZ) ..................................    18,000      346
   Rinnai Corp. # (BW) .....................................     1,000       27
   Rohm Co., Ltd. (JY) .....................................     2,900      299
   Ryohin Keikaku Co., Ltd. (JD) ...........................       600       30
   Saizyeria Co., Ltd. # (BZ) ..............................       700       12
   Sanden Corp. # (BU) .....................................     3,000       19
   Sanken Electric Co., Ltd. (J0) ..........................     3,000       39
   Sankyo Co. (BX) .........................................     1,200       60
   Sankyo Co., Ltd. (JO) ...................................    10,300      232
   Sanwa Shutter Corp. (BI) ................................     5,000       28
   Sanyo Electric Co. (BW) .................................    39,000      134
   Sapporo Holdings # (JG) .................................     7,000       33
   Secom Co. (BO) ..........................................     6,000      239
   Sega Sammy Holdings, Inc. * (BX) ........................     1,840      101
   Seiko Epson Corp. (J0) ..................................     2,600      115
   Seino Transportion (BS) .................................     4,000       37
   Sekisui Chemical Co. # (BW) .............................    12,000       87
   Sekisui House, Ltd. # (BW) ..............................    13,000      151
   Seven-Eleven Japan # (JF) ...............................    10,200      321
   Sharp Corp. (BW) ........................................    26,000      423
   Shimacu Co. (JE) ........................................     1,200       30
   Shimamura Co., Ltd. # (JE) ..............................       500       36
   Shimano, Inc. # (BX) ....................................     1,900       54
   Shimizu Corp. (BJ) ......................................    13,000       65
   Shin-Etsu Chemical Co. (BC) .............................     9,900      405
   Shinsei Bank, Ltd. # (JP) ...............................    14,000       95
   Shionogi & Co., Ltd. # (JO) .............................     8,000      110
   Shiseido Co., Ltd. (JK) .................................     9,000      130
   Shizuoka Bank, Ltd. # (JP) ..............................    16,000      151
   Showa Denko # (BC) ......................................    26,000       67
   Showa Shell Sekiyu KK # (BB) ............................     3,500       32
   Skylark Co., Ltd. # (BZ) ................................     2,000       34
   SMC Corp. (BM) ..........................................     1,500      171
   Snow Brand Milk Products Co., Ltd. # * (JH) .............     3,500       11
   Softbank Corp. # (JT) ...................................     6,200      301
   Sojitz Holdings Corp. # * (BN) ..........................     4,800       21
   Sony Corp. # (BW) .......................................    25,200      971
   Stanley Electric # (BU) .................................     3,800       65
   Sumitomo Bakelite Co., Ltd. (BC) ........................     5,000       31
   Sumitomo Chemical Co. (BC) ..............................    35,000      171
   Sumitomo Corp. (BN) .....................................    24,000      207
   Sumitomo Electric Industries (BK) .......................    18,000      195
   Sumitomo Heavy Industry * (BM) ..........................    13,000       48
   Sumitomo Metal Industries (BF) ..........................    98,000      133
   Sumitomo Metal Mining Co. # (BF) ........................    15,000      107
   Sumitomo Mitsui GR # (JP) ...............................       111      805
   Sumitomo Osaka Cement (BD) ..............................    10,000       24
   Sumitomo Realty & Development # (JS) ....................    11,000      143
   Sumitomo Trust & Banking # (JQ) .........................    33,000      238
   Suruga Bank (JP) ........................................     5,000   $   40
   Suzuken Co., Ltd. (JM) ..................................     1,200       32
   T&D Holdings, Inc. * (JR) ...............................     4,850      231
   Taiheiyo Cement (BD) ....................................    20,000       50
   Taisei Corp. (BJ) .......................................    20,000       78
   Taisho Pharmaceutical Co., Ltd. (JO) ....................     5,000      109
   Taiyo Yuden Co., Ltd. (JY) ..............................     3,000       35
   Takara Shuzo Co., Ltd. # (JG) ...........................     4,000       26
   Takashimaya Co. # (JD) ..................................     8,000       77
   Takeda Chemical Industries (JO) .........................    24,200    1,216
   Takefuji Corp. (JQ) .....................................     1,870      126
   Takuma Co., Ltd. (BM) ...................................     1,000        8
   TDK Corp. (JY) ..........................................     3,300      244
   Teijin, Ltd. (BC) .......................................    20,000       87
   Teikoku Oil Co., Ltd. # (BB) ............................     5,000       28
   Terumo Corp. (JL) .......................................     4,800      129
   The 77 Bank, Ltd. (JP) ..................................    10,000       70
   The Bank of Fukuoka, Ltd. # (JP) ........................    14,000       92
   The Gunma Bank, Ltd. (JP) ...............................    10,000       58
   THK Co. # (BM) ..........................................     2,500       49
   TIS, Inc. # (JU) ........................................       900       39
   Tobu Railway Co., Ltd. (BS) .............................    22,000       84
   Toda Corp. (BJ) .........................................     5,000       24
   Toho Co., Ltd. (JA) .....................................     3,500       55
   Tohoku Electric Power (J3) ..............................    11,500      206
   Tokyo Broadcasting (JA) .................................     1,000       16
   Tokyo Electric Power (J3) ...............................    31,600      774
   Tokyo Electron, Ltd. (J0) ...............................     4,700      289
   Tokyo Gas Co. # (J4) ....................................    68,000      278
   Tokyo Style Co. # (BY) ..................................     2,000       23
   Tokyu Corp. # (BS) ......................................    26,000      140
   Tokyu Land Corp. # (JS) .................................     9,000       37
   Tonengeneral Sekiyu # (BB) ..............................     9,000       82
   Toppan Printing Co. # (BO) ..............................    15,000      166
   Toray Industries, Inc. (BC) .............................    34,000      159
   Toshiba Corp. (JX) ......................................    79,000      338
   Tosoh Corp. ADR # (BC) ..................................    12,000       54
   Tostem Corp. (BI) .......................................     6,900      125
   Toto, Ltd. # (BI) .......................................     9,000       86
   Toyo Seikan Kaisha, Ltd. # (BE) .........................     4,000       74
   Toyo Suisan Kaisha # (JH) ...............................     2,000       29
   Toyobo Co. (BY) .........................................    14,000       34
   Toyoda Gosei # (BU) .....................................     1,800       37
   Toyota Industries (BU) ..................................     5,300      132
   Toyota Motor Corp. (BV) .................................    78,900    3,203
   Trend Micro, Inc. (JV) ..................................     2,500      135
   Ube Industries * (BC) ...................................    19,000       32
   UFJ Holdings, Inc. * (JP) ...............................       105      635
   Uni-Charm Corp. (JJ) ....................................     1,300       62
   Uniden Corp. # (JW) .....................................     2,000       39
   UNY Co., Ltd. (JD) ......................................     4,000       46
   Ushio, Inc. (BK) ........................................     3,000       56
   USS Co., Ltd. # (JE) ....................................       690       58
   Wacoal Corp. # (BY) .....................................     2,000       24

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                            Market
                       Name of Issuer                             Shares    Value
                       --------------                            -------   -------
                                                                           (000's)
COMMON STOCK - Continued

Japan - Continued
   West Japan Railway (BS) ...................................        47   $   189
   World Co., Ltd. (BY) ......................................     1,100        39
   Yahoo Japan Corp. # * (JT) ................................        53       254
   Yakult Honsha Co. (JH) ....................................     3,000        53
   Yamada Denki Co. # (JE) ...................................     2,000        85
   Yamaha Corp. (BX) .........................................     4,900        75
   Yamaha Motor Co. # (BV) ...................................     4,800        72
   Yamanouchi Pharmaceutical Co., Ltd. # (JO) ................     8,500       330
   Yamato Transport Co., Ltd. (BP) ...........................    11,000       163
   Yamazaki Baking Co., Ltd. # (JH) ..........................     4,000        37
   Yasuda F & M Insurance (JR) ...............................    21,000       213
   Yokogawa Electric (JY) ....................................     6,000        80
                                                                           -------
                                                                            53,472
Malaysia - 0.4%
   AMMB Holdings (JQ) ........................................    25,400        22
   Astro All Asia Network plc * (JA) .........................    15,300        22
   Bandar Raya Developments Berhad (BL) ......................     6,000         3
   Berjaya Sports Toto Berhad (BZ) ...........................    10,800        12
   British American Tobacco Berhad * (JI) ....................     3,600        43
   Cimb Berhad (JP) ..........................................     5,000         7
   Commerce Asset Holdings(JP) ...............................    39,800        49
   DRB-Hicom Berhad (BV) .....................................    11,000         6
   Edaren Otomobil (JE) ......................................     2,000         2
   EON Capital Berhad (BD) ...................................     2,792         4
   Gamuda Berhad (BJ) ........................................    15,100        21
   Genting Berhad (BZ) .......................................    10,000        50
   Golden Hope Plants (JH) ...................................     6,000         6
   Guiness Anchor Berhad (JG) ................................     4,000         5
   Highlands & Lowlands Bhd (JH) .............................     4,000         4
   Hong Leong Bank Berhad (JP) ...............................    12,700        18
   Hong Leong Credit (JQ) ....................................     6,000         7
   Hong Leong Industries Berhad (BL) .........................     2,000         2
   IGB Corp. Berhad (JS) .....................................    16,000         5
   IJM Corporation Berhad (BJ) ...............................     6,000         7
   IOI Corp. (JH) ............................................    17,300        43
   IOI Properties (JS) .......................................     2,000         4
   Kuala Lumpur Kepong Berhad (JH) ...........................     7,000        13
   LaFarge Malayan Cement Berhad (BD) ........................    25,000         5
   MAA Holdings Berhad (JR) ..................................     3,000         4
   Magnum Corp. Berhad (BZ) ..................................    20,000        13
   Malakoff Berhad (J3) ......................................    14,000        26
   Malay Airline Systems (BQ) ................................     5,000         6
   Malayan Banking Berhad (JP) ...............................    44,800       139
   Malaysia Airport Holdings, Berhad (BT) ....................     8,000         3
   Malaysia International Shipping Berhad (BR) ...............    12,800        52
   Malaysian Bulk Carriers Berhad (BR) .......................     7,000         5
   Malaysian Oxygen Berhad (BC) ..............................     2,000         6
   Malaysian Pacific Industries (J0) .........................     2,000         8
   Maxis Communications Bhd (J2) .............................    17,300   $    43
   MK Land Holdings Berhad (JS) ..............................     8,000         4
   MMC Corp. (BF) ............................................     8,000         4
   Mulpha International Berhad * (JQ) ........................    23,000         4
   Multi-Purpose Holdings Berhad * (JQ) ......................    16,000         5
   Nestle Berhad (JH) ........................................     2,000        12
   New Straits Times Press Berhad * (JA) .....................     3,000         3
   Oriental Holdings Berhad (BV) .............................     4,000         4
   OSK Holdings Berhad (JQ) ..................................     7,000         3
   OYL Industries Berhad (BI) ................................     2,300        23
   Petronas Dagangan Berhad (BB) .............................     3,000         6
   Petronas Gas Berhad (J4) ..................................    11,300        21
   Plus Expressways Berhad (BT) ..............................    36,100        27
   PPB Group Berhad (JH) .....................................     4,000         7
   Proton Holdings Berhad (BU) ...............................     7,000        17
   Public Bank Berhad (JQ) ...................................    26,775        54
   Resorts World Berhad (BZ) .................................    13,100        34
   RHB Capital Berhad (JP) ...................................    17,000        10
   Road Builder, Inc. (BJ) ...................................     8,000         5
   Sime Darby Berhad (BL) ....................................    30,800        49
   SP Setia (JS) .............................................    12,000        14
   Star Publications (JA) ....................................     4,000         7
   TA Enterprise Berhad (JQ) .................................    18,000         4
   Tan Chong Motor Holdings (BV) .............................     9,000         4
   Tanjong plc (BZ) ..........................................     5,000        19
   Telekom Malaysia Berhad (J1) ..............................    22,800        70
   Tenaga Nasional Berhad (J3) ...............................    21,800        63
   Transmile Group Berhad (BP) ...............................     3,000         7
   UMW Holdings Berhad (BU) ..................................     4,000         5
   Unisem Berhad (J0) ........................................     2,000         4
   YTL Corp., Berhad (J3) ....................................    12,060        17
                                                                           -------
                                                                             1,171
Mexico - 0.7%
   Alfa, S.A.(BL) ............................................     9,138        47
   America Movil SA de CV - Ser L (J2) .......................   181,793       477
   Cemex SA de CV * (BD) .....................................    40,376       295
   Coca-Cola Femsa, SA - Ser. L NPV (JG) .....................     7,812        19
   Consoricoara SA * (BW) ....................................     4,300        13
   Control Common Mexico (JD) ................................     6,800         8
   Corp. GEO SA De CV - Ser. B * (BW) ........................     9,700        19
   Corporacion Interamericana de Entretenimiento SA * (JA) ...     6,763        21
   Fomento Economico Mexicano SA de CV(JG) ...................    17,940        94
   GPO Continental (JG) ......................................     4,100         8
   Grupo Aeroportuario del Sureste SA de CV (BT) .............     6,222        17
   Grupo Carso SA de CV - Ser. A1 (BL) .......................     6,978        37
   Grupo Financiero Banorte SA (JP) ..........................     9,324        59

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                                                                          Value
                       Name of Issuer                           Shares   (000's)
                       --------------                          -------   -------
COMMON STOCK - Continued
Mexico - Continued
   Grupo Modelo SA de CV - Ser. C (JG) .....................    14,825   $    41
   Grupo SA de CV - Ser. A (JH) ............................     7,946        20
   Grupo Televisa SA (JA) ..................................    57,826       174
   Industrias Penoles SA (BF) ..............................     1,948        10
   Kimberly-Clark de Mexico SA de CV(JJ) ...................    13,426        46
   Nuevo Grupo Mexico * (BF) ...............................     9,850        50
   Telephonos de Mexico SA - Ser. L (J1) ...................   198,243       380
   TV Azteca (JA) ..........................................    33,398        21
   Vitro Sa de CV - Ser. A (BE) ............................     4,500         5
   WalMart de Mexico - Ser. V(JE) ..........................    50,114       172
                                                                         -------
                                                                           2,033
Monacco - 0.0%
   BQE Maroccomm (JP) ......................................       118         8
   ONA (BL) ................................................       111        12
                                                                         -------
                                                                              20
Netherlands - 3.9%
   ABN Amro Holding NV (JP) ................................    43,182     1,139
   Aegon NV (JR) ...........................................    38,247       519
   Akzo Nobel NV (BC) ......................................     7,418       315
   ASM Lithography Holding NV * (J0) .......................    13,514       216
   Corio NV (JS) ...........................................     1,149        67
   DSM NV (BC) .............................................     2,137       138
   Elsevier NV(JA) .........................................    19,594       266
   Getronics NV # * (JU) ...................................    13,351        30
   Hagemeyer NV # * (BN) ...................................    13,276        31
   Heineken NV (JG) ........................................     6,686       222
   IHC Caland NV (BM) ......................................       841        53
   ING Groep NV (JQ) .......................................    51,134     1,541
   Koninklijke(Royal) Philips Electronics NV (BW) ..........    36,463       963
   Koninklijke Ahold NV * (JF) .............................    43,246       334
   Koninklijke KPN NV (J1) .................................    55,341       524
   Koninklijke Numico N.V. * (JH) ..........................     4,017       144
   Oce NV (JZ) .............................................     2,107        32
   Randstad Holdings NV (BO) ...............................     1,208        47
   Rodamco Europe NV (JS) ..................................     1,203        95
   Royal Dutch Petroleum Co. # (BB) ........................    57,627     3,304
   TNT Post Group NV (BP) ..................................    10,538       285
   Unilever NV(JH) .........................................    15,834     1,058
   Vedior (BO) .............................................     4,384        71
   VNU NV # (JA) ...........................................     6,717       198
   Wereldhave NV (JS) ......................................       555        60
   Wolters Kluwer NV (JA) ..................................     7,651       153
                                                                         -------
                                                                          11,805
New Zealand - 0.2%
   Auckland International (BT) .............................     6,406        37
   Carter Holt Harvey, Ltd. (BG) ...........................    17,438        26
   Contact Energy Limited # (J3) ...........................     7,747        36
   Fisher & Paykel AP (BW) .................................     6,188        19
   Fisher & Paykel Industries, Inc. (JL) ...................    12,235   $    28
   Fletcher Building (BD) ..................................    11,515        55
   Fletcher Challenge Forests (BG) .........................       543         1
   Independent Newspapers, Ltd. (JA) .......................     2,928        12
   NGC Holdings, Ltd. (J4) .................................     3,744         8
   Sky City Entertainment Group, Ltd. (BZ) .................    10,903        42
   Sky Network Television, Ltd. * (JA) .....................     2,653        12
   Telecom Corp. of New Zealand, Ltd. (J1) .................    51,474       228
   The Warehouse Group, Ltd. (JD) ..........................     3,629         9
   Tower, Ltd. * (JR) ......................................     7,494        12
   Waste Management, Inc. (BO) .............................     2,576        10
                                                                         -------
                                                                             535
Norway - 0.5%
   Den Norske Bank (JP) ....................................    18,800       185
   Frontlinel, Ltd. # (BR) .................................     1,100        49
   Norsk Hydro ASA # (BB) ..................................     4,120       323
   Norske Skogindustrier ASA - Cl. A # (BG) ................     3,050        66
   Orkla ASA # (JG) ........................................     5,450       178
   Petroleum Geo-Services SA # * (BB) ......................       464        29
   Schibsted ASA (JA) ......................................     1,400        40
   Smedvig # (BA) ..........................................       850        14
   Statoil ASA (BB) ........................................    15,500       242
   Storebrand ASA (JR) .....................................     6,400        61
   Tandberg ASA # (JY) .....................................     3,775        47
   Telenor AS (J1) .........................................    23,000       208
   Tomra Systems ASA # (BM) ................................     4,700        26
   Yara International * (BC) ...............................     5,903        77
                                                                         -------
                                                                           1,545
Peru - 0.0%
   Credicorp, Ltd. (JP) ....................................     1,076        17
   Minas Buenaventura SA (BF) ..............................     1,722        39
   Southern Peru Copper Corp. (BF) .........................       272        13
                                                                         -------
                                                                              69
Philippines - 0.0%
   Ayala Corp (JQ) .........................................    90,000        10
   Ayala Land, Inc.(JS) ....................................    91,000        12
   Bank of the Philippine Islands (JP) .....................    15,141        14
   Globe Telecom, Inc. (J2) ................................       586        10
   Philippine Long Distance Telephone Co. * (J1) ...........       816        20
   San Miguel Corp. - Cl. B (JG) ...........................     6,500         9
   SM Prime Holdings, Inc. (JS) ............................    63,000         9
                                                                         -------
                                                                              84
Poland - 0.2%
   AGORA * (JA) ............................................       888        17
   Bank Pekao SA (JP) ......................................     1,873        86
   Bank Przemyslowo-Handlowy (JP) ..........................       243        41

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                          ------   -------
                                                                         (000's)
COMMON STOCK - Continued

Poland - Continued
   Bank Zachodni (JP) .......................................      620    $   20
   BRE Bank SA (JP) .........................................      245         9
   Budimex SA - Ser. B * (BJ) ...............................      325         5
   Celuloza Swiecie (BG) ....................................      355         7
   Computerland SA * (JX) ...................................      170         6
   DEBICA - Ser. A (BU) .....................................      175         6
   Echo Investment * (JS) ...................................      167         5
   Globe Trade Center * (BO) ................................      143         5
   Grupa Kety SA (BF) .......................................      165         7
   KGHM Polska Miedz * (BF) .................................    3,102        32
   Orbis SA (BZ) ............................................      715         6
   Polska Groupa Farmaceutyczna (JM) ........................      260         5
   Polski Koncern Nafto (BB) ................................    8,450       107
   Powszechna Kasa OS * (JP) ................................   11,308       105
   Prokom Software SA * (JU) ................................      272        13
   Telekomunikacja (J1) .....................................   19,753       130
                                                                          ------
                                                                             612
Portugal - 0.3%
   Banco Comercial Portgues SA (JP) .........................   48,062       123
   Banco Espirito Santo SA (JP) .............................    2,782        50
   BPI-SGPS SA (JQ) .........................................    9,147        37
   Brisa-Auto Estradas de Portugal SA (BT) ..................    9,652        88
   Cimpor-Cimentos de Portugal (BD) .........................    5,487        31
   Electricidade de Portugal SA (J3) ........................   58,937       178
   Jeronimo Martins SGPS SA * (JF) ..........................    1,007        13
   Part Multimedia SGPS (JA) ................................    1,267        32
   Portugal Telecom SA (J1) .................................   21,888       269
   Sonae SGPS SA (BL) .......................................   24,051        35
                                                                          ------
                                                                             856
Russia - 0.0%
   Rostelecom - ADR # * (J1) ................................    2,660        29

Singapore - 0.7%
   Allgreen Properties, Ltd. (JS) ...........................   13,000         9
   Ascendas Real Estate * (JS) ..............................    1,300         1
   Ascendas Real Estate Investment Trust # (JS) .............   13,000        14
   Capitaland, Ltd. # (JS) ..................................   26,000        34
   CapitaMall Trust (JS) ....................................   16,500        18
   Chartered Semiconductor Manufacturing # * (J0) ...........   25,000        15
   City Developments, Ltd. (JS) .............................   13,000        56
   Comfort DelGro Corp., Ltd. (BS) ..........................   47,000        45
   Creative Technology, Ltd. # (JX) .........................    1,400        21
   Cycle & Carriage, Ltd. (JB) ..............................    3,041        20
   Datacraft Asia, Ltd. #  * (JW) ...........................    6,000         6
   DBS Group Holdings, Ltd. (JP) ............................   31,000       306
   Fraser and Neave, Ltd. (JG) ..............................    4,620        46
   Haw Par Value Corp., Ltd. (BL) ...........................    2,490         8
   Keppel Corp., Ltd. - Cl. A # (JQ) ........................   15,000        79
   Keppel Land, Ltd. (JS) ...................................    9,000        12
   Neptune Orient Lines, Ltd. (BR) ..........................   14,000        26
   Oversea-Chinese Banking Corp., Ltd. (JP) .................   30,000    $  248
   Overseas Union Enterprise, Ltd. (BZ) .....................    1,000         5
   Parkway Holdings, Ltd. (JM) ..............................   15,000        14
   Saint Assembly Test Service * (J0) .......................   28,000        17
   Sembcorp Industries, Ltd. (BL) ...........................   25,000        25
   Sembcorp Logistics, Ltd. (BT) ............................    8,000         8
   Sembcorp Marine (BM) .....................................   13,000        11
   Singapore Airlines (BQ) ..................................   16,000       112
   Singapore Exchange, Ltd. (JQ) ............................   19,000        21
   Singapore Land, Ltd. (JS) ................................    4,000        12
   Singapore Post, Ltd. (BP) ................................   36,000        20
   Singapore Press (JA) .....................................   44,500       125
   Singapore Technology Engineering, Ltd.(BH) ...............   36,000        51
   Singapore Telecom (J1) ...................................  183,080       267
   SMRT Corp. (BS) ..........................................   17,000         9
   United Overseas Bank, Ltd.(JP) ...........................   33,000       279
   United Overseas Land, Ltd. (BZ) ..........................   10,000        12
   Venture Manufacturing, Ltd. (JY) .........................    6,000        58
   Wing Tai Holdings, Ltd. (JS) .............................   12,000         7
                                                                          ------
                                                                           2,017
South Africa - 1.6%
   African Bank Investments, Ltd. (JQ) ......................   12,310        40
   Alexander Forbes, Ltd. (JQ) ..............................    9,096        17
   Anglo American Platinum Corp., Ltd. (BF) .................    1,744        64
   Anglo American plc (BF) ..................................   39,202       926
   Anglogold (BF) ...........................................    3,719       131
   Aveng, Ltd. (BJ) .........................................   11,769        25
   AVI, Ltd. (BL) ...........................................    8,722        35
   Barlow, Ltd. (BL) ........................................    5,931       112
   Bidvest Group, Ltd. (BL) .................................    7,094       101
   Edgars Consolidated Stores (JE) ..........................    1,307        70
   FirstRand, Ltd. (JP) .....................................   85,775       203
   Foschini, Ltd. (JE) ......................................    5,930        42
   Gold Fields Mining (BF) ..................................   11,009       135
   Harmony Gold Mining (BF) .................................    9,598        87
   Impala Platinum Holdings, Ltd. (BF) ......................    1,805       153
   Imperial Holdings, Ltd. (JE) .............................    5,627       104
   Investec Ltd. (JQ) .......................................      971        31
   Ispat Iscor, Ltd. (BF) ...................................    5,433        63
   JD Group, Ltd. (JE) ......................................    4,381        53
   Liberty Life Association of Africa, Ltd. (JR) ............    3,345        39
   M-Cell, Ltd. (J2) ........................................   37,754       291
   Massmart Holdings, Ltd.(JF) ..............................    5,428        44
   Metoz Holdings, Ltd. * (BO) ..............................   46,981        21
   Metropolitan Holdings, Ltd. (JR) .........................   15,632        30
   Murray & Roberts Holdings, Ltd. (BL) .....................    9,733        24
   Nampak, Ltd. (BE) ........................................   15,580        43
   Naspers, Ltd. - N Shares (JA) ............................    8,473       112
   Nedcor, Ltd. (JP) ........................................    5,640        78

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                         -------   -------
                                                                         (000's)
COMMON STOCK - Continued

South Africa - Continued
   Network Healthcare Holdings, Ltd. (JM) ..................    31,257    $   28
   Old Mutual plc(JR) ......................................   109,136       276
   Pick'n Pay Stores, Ltd. (JF) ............................     6,378        26
   Reunert, Ltd. (JY) ......................................     4,999        33
   Sanlam, Ltd. (JR) .......................................    73,747       170
   Sappi, Ltd.(BG) .........................................     6,159        90
   Sasol, Ltd.(BB) .........................................    16,227       348
   Shoprite Holdings, Ltd. (JF) ............................    11,051        25
   Spar Group, Ltd. * (JB) .................................     4,510        17
   Standard Bank Group, Ltd. (JQ) ..........................    34,448       401
   Steinhoff International Holdings (BW) ...................    22,957        51
   Telkom Group, Ltd. (J1) .................................     7,051       122
   Tiger Brands Ltd. (JH) ..................................     4,827        83
   Tongaat Hulett Group (JH) ...............................     1,500        14
   Truworths International, Ltd. (JE) ......................    12,417        38
   Woolworth's Holdings, Ltd. (JD) .........................    22,783        46
                                                                          ------
                                                                           4,842
South Korea - 1.8%
   Amorepacific Corp. (JK) .................................       130        33
   Cheil Communications, Inc. (JA) .........................       110        16
   Cheil Industries (BY) ...................................     1,210        19
   CJ Corp. (JH) ...........................................       540        37
   Dae Duck Electronic (JY) ................................     1,010         9
   Daegu Bank (JP) .........................................     3,420        24
   Daelim Industrial Co., Ltd. (BJ) ........................       680        35
   Daewoo Engineering & Construction (BL) ..................     4,050        25
   Daewoo Heavy Industries, Ltd. * (BM) ....................     1,800        14
   Daewoo Securities Co. * (JQ) ............................     2,610        13
   Daewoo Shipbuilding & Marine(BM) ........................     2,600        39
   Daishin Securities(JQ) ..................................     1,280        17
   Daum Communications Corp. * (JT) ........................       280         6
   Hana Bank (JP) ..........................................     3,650        91
   Hanjin Shipping Co., Ltd. (BR) ..........................     1,260        29
   Hankook Tire Co., Ltd. (BU) .............................     2,630        26
   Hanwha Chemical (BC) ....................................     1,480        15
   Hite Brewery Co. (JG) ...................................       230        19
   Honam Petrochemical (BC) ................................       440        21
   Hyosung (BC) ............................................       620         6
   Hyundai Department Store (JD) ...........................       450        15
   Hyundai Heavy Industries Co., Ltd. (BM) .................     1,230        41
   Hyundai Industrial & Development (BJ) ...................     1,720        27
   Hyundai Mobis (BU) ......................................     1,620       102
   Hyundai Motor Co., Ltd. (BV) ............................     5,062       271
   Hyundai Securities Co. * (JQ) ...........................     3,690        18
   Kangwon Land, Inc. (BZ) .................................     2,890        38
   KIA Motors Corp. (BV) ...................................     4,364        46
   Kookmin Bank * (JP) .....................................     8,763       343
   Korea Electric Power Corp. (J3) .........................     7,441       193
   Korea Exchange Bank * (JP) ..............................     3,310        27
   Korea Telecom Corp. (J1) ................................     4,050    $  162
   Korean Air Lines * (BQ) .................................     1,090        20
   KT & G Corp. (JI) .......................................     3,640       109
   Kumgang Korea Che (BI) ..................................       140        18
   LG Cable & Machinery, Ltd. (BK) .........................       570        12
   LG Chemical (BC) ........................................     1,332        53
   LG Electronics, Inc. (BW) ...............................     2,636       163
   LG Engineering & Construction Co. (BJ) ..................       960        26
   LG Household & health (JJ) ..............................       300         8
   LG Investment & Securities Co., Ltd. * (JQ) .............     2,635        22
   LG Petrochemical (BC) ...................................       730        18
   NCsoft Corp. * (JT) .....................................       330        27
   NHN Corp. (JT) ..........................................       371        30
   Nong Shimco Co., Ltd. (JH) ..............................        90        22
   Pohang Iron & Steel Co., Ltd. (BF) ......................     2,060       372
   Poongsan Corp. (BF) .....................................       610         7
   Pusan Bank (JP) .........................................     3,240        25
   S-Oil Corp. (BB) ........................................     1,320        85
   S1 Corp. (BO) ...........................................       640        23
   Samsung Corp. (BN) ......................................     4,341        54
   Samsung Display Devices Co. (JY) ........................     1,020       111
   Samsung Electro-Mechanics Co. (JY) ......................     1,616        41
   Samsung Electronics * (J0) ..............................     3,829     1,666
   Samsung Fine Chemicals Co., Ltd. (BC) ...................       450         8
   Samsung Fire & Marine Insurance (JR) ....................     1,070        84
   Samsung Heavy Industries (BM) ...........................     4,670        29
   Samsung Securities Co., Ltd. (JQ) .......................     1,444        35
   Shinhan Financial (JP) ..................................     6,641       150
   Shinsegaeco, Ltd. (JD) ..................................       300        82
   SK Corp. (BB) ...........................................     2,590       142
   SK Telecom Co., Ltd. (J2) ...............................     1,171       223
   Yuhan Corp. (JO) ........................................       178        15
                                                                          ------
                                                                           5,457
Spain - 3.2%
   Abertis Infrastructuras SA # (BT) .......................     6,929       152
   Acciona SA # (BJ) .......................................       779        69
   Acerinox SA # (BF) ......................................     5,324        85
   ACS Actividades de Construccion y Servicos SA # (BJ) ....     7,089       161
   Aguas De Barcelona # * (J6) (a) .........................        14         0
   Altadis SA -Ser. A # (JI) ...............................     7,284       332
   Amadeus Global Travel - Ser. A # (BO) ...................     8,926        92
   Antena 3 TV # * (JA) ....................................       549        40
   Banco Bilbao Vizcaya SA # (JP) ..........................    86,766     1,533
   Banco Popular Espanol SA # (JP) .........................     4,312       283
   Banco Santander Central Hispano SA # (JP) ...............   159,911     1,976
   Cintra Concesiones de Infrae * (BS) .....................     5,053        55

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Spain - Continued
   Corp. Mapfre SA # (JR) ..................................     2,943    $   43
   Endesa SA # (J3) ........................................    25,559       598
   Fomento de Construcciones y Contratas SA # (BJ) .........     1,172        56
   Gamesa Corp. Tecnologica, SA # (BA) .....................     2,883        40
   Gas Natural SDG SA # (J4) ...............................     4,163       128
   Grupo Ferrovial SA # (BJ) ...............................     1,726        92
   Iberdrola SA # (J3) .....................................    20,692       524
   Iberia Lineas Aereas de Espana SA # (BQ) ................    11,781        41
   Inditex # (JE) ..........................................     5,934       174
   Indra Sistemas SA (JU) ..................................     3,278        56
   Metrovacesa SA # (JS) ...................................       997        46
   NH Hoteles SA (BZ) ......................................     2,106        28
   Promotora de Informaciones SA # (JA) ....................     1,976        42
   Repsol SA # (BB) ........................................    24,558       637
   Sociedad General de Aguas de Barcelona SA * (J6) ........     1,488        31
   Soge Cable # * (JA) .....................................       995        44
   Telefonica Publicidad e Informacion SA # (JA) ...........     4,312        40
   Telefonica SA (J1) ......................................   120,085     2,253
   Union Electrica Fenosa SA # (J3) ........................     5,744       150
   Vallehermoso SA (JS) ....................................     2,605        43
   Zeltia SA # (JN) ........................................     3,894        27
                                                                          ------
                                                                           9,871
Sweden - 2.0%
   Alfa Laval AB # (BM) ....................................     1,818        29
   Assa Abloy # (BI) .......................................     8,000       136
   Atlas Copco AB (BM) .....................................     1,800        75
   Atlas Copco AB - Ser. A (BM) ............................     3,000       135
   Axfood AB (JF) ..........................................       686        23
   Billerud # (BE) .........................................     1,400        25
   Capio AB * (JM) .........................................     1,963        23
   Carnegie & Co. (JQ) .....................................     1,496        19
   Castellumab (JS) ........................................     1,043        37
   Electrolux AB - Ser. B # (BW) ...........................     7,500       171
   Elekta AB - Ser. B * (JL) ...............................       798        23
   Eniro AB Seki # (JA) ....................................     4,444        45
   Gambro - Ser. A (JM) ....................................     4,700        67
   Gambro - Ser. B (JM) ....................................     2,300        32
   Getinge AB - Ser. B (JL) ................................     4,112        51
   Hennes & Mauritz AB # (JE) ..............................    12,650       439
   Hoganas AB - Cl. B (BF) .................................       700        19
   Holmen AB - Ser. B (BG) .................................     1,300        45
   Lundlin Petroleum AB * (BB) .............................     4,477        26
   Modern Times Group # * (JA) .............................     1,350        37
   NetCom Systems, Inc. - Cl. B # (J1) .....................     2,600       102
   Nordic Baltic Holding AB (JP) ...........................    58,500       588
   Omhex AB # * (JQ) .......................................     1,600        20
   Oriflame Cosmetics SA # * (JK) ..........................       750        17
   Sandvik AB (BM) .........................................     5,900       237
   SAS AB # * (BQ) .........................................     2,400        22
   Scania AB - Ser. B (BM) .................................     2,600    $  102
   Securitas AB # (BO) .....................................     8,000       137
   Skand Enskilda Banken - Cl. A (JP) ......................    12,600       243
   Skandia Forsakrings AB (JR) .............................    27,000       134
   Skanska AB - Ser. B (BJ) ................................     9,900       118
   SKF AB - Ser. B # (BM) ..................................     2,500       111
   SSAB Svensktal AB - Ser. A (BF) .........................     1,600        38
   SSAB Svensktal AB - Ser. B (BF) .........................       800        19
   Svenska Cellulosa AB - Cl. B (BG) .......................     5,200       221
   Svenska Handelsbanken, Inc. # (JP) ......................    13,900       360
   Swedish Match # (JI) ....................................     9,000       104
   Telefonaktiebolaget LM Ericsson AB * (JW) ...............   385,200     1,224
   Telia AB (J1) ...........................................    50,100       299
   Trelleborg AB - Ser. B # (BU) ...........................     2,000        34
   Volvo AB (BM) ...........................................     6,000       237
   Volvo AB - Ser. A (BM) ..................................     2,600        99
   Wihlborgs Fastigheter AB (JS) ...........................     2,119        44
   WM Data AB - Ser. B # (JU) ..............................    10,000        22
                                                                          ------
                                                                           5,989
Switzerland - 5.7%
   ABB, Ltd. * (BK) ........................................    53,151       296
   Adecco SA (BO) ..........................................     3,726       187
   Ciba Specialty Chemicals AG (BC) ........................     1,962       149
   Clariant AG (BC) ........................................     6,633       107
   Credit Suisse Group (JP) ................................    32,288     1,353
   Geberit AG (BI) .........................................        96        70
   Givaudan (BC) ...........................................       206       135
   Holcim (BD) .............................................     4,535       272
   Kudelski SA # * (JY) ....................................       879        32
   Kuoni Reisen Holding AG - Ser. B (BZ) ...................        80        35
   Logitech International SA * (JX) ........................     1,252        76
   Lonza Group AG (BC) .....................................     1,010        57
   Micronas Semiconductor Holdings AG * (J0) ...............       860        42
   Nestle SA (JH) ..........................................    11,451     2,986
   Nobel Biocare AG (JL) ...................................       663       120
   Novartis AG (JO) ........................................    67,567     3,393
   Phonak Holdings AG (JL) .................................     1,150        38
   Richemont (JE) ..........................................    14,759       490
   Rieter Holdings AG (BM) .................................       124        36
   Roche Holdings AG (JO) ..................................    19,940     2,287
   Serono SA # (JN) ........................................       183       120
   SGS Holdings (BO) .......................................       125        87
   Straumann Holdings (JL) .................................       210        43
   Sulzer AG (BM) ..........................................        93        37
   Swatch Group (BY) .......................................       954       139
   Swatch Group AG (BY) ....................................     1,811        54
   Swiss Reinsurance Co. (JR) ..............................     9,097       647
   Swisscom AG (J1) ........................................       749       294
   Syngenta AG (BC) ........................................     3,023       320
   Synthes, Inc. (JL) ......................................     1,298       145

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Switzerland - Continued
   UBS AG (JP) .............................................    30,341   $ 2,535
   Unaxis Holding AG (J0) ..................................       336        33
   Valora Holding AG (JE) ..................................       105        26
   Zurich Finance (JR) .....................................     4,067       676
                                                                         -------
                                                                          17,317
Taiwan - 1.5%
   Accton Technollogies, Inc. * (JW) .......................    10,000         5
   Acer Communicaton (JX) ..................................    38,279        44
   Acer, Inc. (JX) .........................................    44,233        73
   Advanced Semiconductor Engineering, Inc. (J0) ...........    67,376        51
   Advantech Co., Ltd. (JX) ................................     4,099        10
   Arima Computer (JX) .....................................    14,000         4
   Asia Cement Corp. (BD) ..................................    20,235        14
   Asia Optical Co., Inc. (BX) .............................     2,297        13
   Asustek Computer (JX) ...................................    41,712       111
   AU Optronics Corp. (JY) .................................    87,088       126
   BES Engineering Corp. (BJ) ..............................    22,440         5
   Cathay Construction (JS) ................................    23,000        14
   Cathay Financial Holding Co., Ltd. (JR) .................    97,000       198
   Chang Hwa Commercial Bank * (JP) ........................    79,000        55
   Cheng Shin Indiana (BU) .................................     9,864        13
   Chi Mei Optoelectronics Corp. (JX) ......................    52,210        70
   China Airlines (BQ) .....................................    23,650        13
   China Dev Fin Holding * (JP) ............................   197,787        95
   China Motor Corp. (BV) ..................................    10,000        13
   China Steel Corp. (BF) ..................................   158,095       178
   China Trust Finance (JP) ................................    93,914       112
   Chungwa Picture Tubes, Ltd. * (JY) ......................    82,216        37
   Chungwa Telecom Co., Ltd. (J1) ..........................    43,000        85
   CMC Magnetics Corp. (JX) ................................    59,775        31
   Compal Electronics, Inc. (JX) ...........................    65,981        66
   Compeq Manufacturing Co., Ltd. * (JX) ...................    12,000         4
   Continental Engineering (BJ) ............................     8,000         4
   DD Link (JW) ............................................     8,406        10
   Delta Electronics Inc. (JY) .............................    23,500        41
   E. Sun Financial (JP) ...................................    35,879        30
   Elite Group Computers (JX) ..............................     9,000         6
   Eternal Chemical Co., Ltd. (BC) .........................     7,000         5
   Eva Airways (BQ) ........................................    18,669         9
   Evergreen Marine Corp. (BR) .............................    13,779        14
   Far East Textile (BL) ...................................    46,301        37
   First Financial Holding, Co., Ltd. * (JQ) ...............    90,000        77
   Formosa Chemical & Fibre (BC) ...........................    26,496        50
   Formosa Plastic (BC) ....................................    82,396       141
   Formosa Taffeta Co., Ltd. (BY) ..........................    12,240         6
   Fu Sheng Industrail Co., Ltd. (BL) ......................    14,000        21
   Fubon Financial Holding Co. (JQ) ........................    85,000        87
   Giant Manufacturing Co., Ltd. (BX) ......................     3,000         5
   Gigabyte Technology Co. (JX) ............................     8,400        10
   Hon Hai Precision Insustry Co., Ltd. - Cl. G (JY) .......    51,740   $   239
   Hua Nan Financial Holding Co. (JP) ......................    65,920        56
   International Bank of Taipei (JP) .......................    43,500        35
   Inventec Co., Ltd. (JX) .................................    23,100        12
   Kinpo Electronics (JZ) ..................................    16,200         7
   Largan Precision Co. (BL) ...............................     2,100        12
   Lite on Technology (JX) .................................    44,712        48
   Macronix International Co., Ltd. * (J0) .................   106,177        24
   MediaTek, Inc. (J0) .....................................    13,628        93
   Mega Financial Holding Co., Ltd. (JP) ...................   200,000       138
   Micro Star International (JX) ...........................    13,670        10
   Nan Ya Plastic Corp. (BC) ...............................   102,723       157
   Nien Hsing Textile Co., Ltd. (BY) .......................     6,000         6
   Nien Made Enterprises Co., Ltd. (JH) ....................     3,840         6
   Optimax Technology Corp. (JY) ...........................     4,804        12
   Oriental Union Chemical Corp. (BC) ......................     8,000         9
   Phoenixtec Power (BK) ...................................     7,000         8
   Polaris Securities (JQ) .................................    18,051        10
   Pou Chen Corp. (BY) .....................................    31,334        28
   Premier Image Technology (BX) ...........................     6,300         6
   President Chain Store Corp. (JF) ........................    12,594        20
   Prodisc Technology, Inc. (JX) ...........................    11,867         5
   Quanta Computer, Inc. (JX) ..............................    37,100        67
   Quanta Display, Inc. * (JY) .............................    53,000        31
   Realtek Semiconductor Corp. (J0) ........................    14,130        16
   Ritek Corp. (JX) ........................................    46,561        17
   Sampo Corp. (BW) ........................................    18,900         4
   Shihlin Electric (BK) ...................................     6,000         4
   Shin Kong Financial Holding Co., Ltd. (JR) ..............    41,161        40
   Siliconware Precision (J0) ..............................    37,111        31
   Sinopac Holding (JP) ....................................    70,389        41
   Synnex Technology International Corp. (JY) ..............     9,900        15
   SYSTEX Corp. (JU) .......................................    14,718         5
   Taishin Financial Holding Co., Ltd. (JP) ................    71,877        67
   Taiwan Cellular Corp. (J2) ..............................    49,000        55
   Taiwan Cement (BD) ......................................    31,840        21
   Taiwan Glass Industrial Corp. (BI) ......................    13,560        13
   Taiwan Secom Co. (BO) ...................................     5,000         6
   Taiwan Semiconductor (J0) ...............................   367,527       584
   Taiwan Styrene Monomer Corp. (BC) .......................     8,000         6
   Tatung * (BL) ...........................................    76,146        30
   Teco Electric & Machine (BK) ............................    28,000         9
   Uni-President Enterprises Co. (JH) ......................    56,000        29
   United Microelectronics Corp. (J0) ......................   333,567       215
   Via Technologies Inc. * (J0) ............................    15,310         8
   Walshin Lihwa W&C * (BK) ................................    51,000        28
   Wan Hai Lines, Ltd. (BR) ................................    10,600        11
   Winbond Electronic * (J0) ...............................    80,084        32
   WUS Printed Circuit (JY) ................................     7,212         3
   Ya Hsing Indiana Co. (JY) ...............................    11,728        11

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                     Name of Issuer                           Shares      Value
                     --------------                         ----------   -------
                                                                         (000's)
COMMON STOCK - Continued

Taiwan - Continued
   Yageo Corp. * (JY) ...................................       38,000   $   14
   Yang Ming Marine (BR) ................................       25,845       25
   Yieh Phuients Co. (BD) ...............................       14,000       10
   Yuanta Core Pacific * (JQ) ...........................       47,140       36
   Yue Loong Motor Co. (BV) .............................       17,210       20
   Yuen Foong Yu Manufacturing Co., Ltd. (BG) ...........       19,440       11
   Zyxel Communication (JW) .............................        6,600       15
                                                                         ------
                                                                          4,464
Thailand - 0.2%
   Advanced Information Services (J2) ...................       24,700       71
   Airports of Thailand * (BT) ..........................       11,700       14
   Bangkok Bank (JP) ....................................        7,500       20
   Bangkok Bank Co., Ltd. (JP) ..........................       26,200       77
   Bangkok Expressway Public Co., Ltd. (BT) .............        9,700        6
   Banpu Co. (BF) .......................................        2,700       10
   Bec World (JA) .......................................       25,200       10
   Charoen Pokphand Public Co., Ltd. (JH) ...............       64,100        6
   Delta Electronics (JY) ...............................       10,000        4
   Electricity Generating Public Co., Ltd. (J3) .........        3,400        6
   GMM Grammy Public Co., Ltd. (JA) .....................        6,900        4
   Hana Micorelectronic Public Co., Ltd. (JY) ...........       11,500        6
   Italian Thai Development Public Co., Ltd. * (BJ) .....       33,500        8
   ITV PCL * (JA) .......................................        8,400        2
   Kasikornbank Public Co., Ltd. * (JP) .................        5,900        8
   Kiatnakin Finance Public Co., Ltd. (JQ) ..............        5,600        5
   Kim England Securities, Ltd. (FB) (a) ................        3,100        3
   Krung Thai Bank Public Co., Ltd. (JP) ................       78,300       18
   Land & Houses (BJ) ...................................       65,300       19
   Land & Houses Public Co., Ltd. (JS) ..................       30,500        8
   National Finance Public Co., Ltd. (BD) ...............       18,300        6
   National Petrochemical Public Co., Ltd. (BC) .........        2,100        7
   PTT Exploration & Production Public Co., Ltd. (BB) ...        7,300       56
   PTT Public Co. (BB) ..................................       23,500      112
   Ratchaburi Electric (J3) .............................        6,200        3
   Sahaviriya Steel (BF) (a) ............................      111,000        9
   Seven Eleven (JE) ....................................        2,500        4
   Shin Corp. (J2) ......................................       28,800       30
   Siam Cement Co. (BD) .................................        8,437       60
   Siam City Cement Public Co., Ltd. (BD) ...............        1,300        8
   Siam Commercial Bank Public Co. (JP) .................       15,500       19
   Siam Makro (JD) ......................................        2,400        3
   Sino Thai Engineering & Construction (BJ) ............       13,800   $    6
   TelecomAsia Corp. Public Co., Ltd. * (J1) ............       37,800        8
   Thai Airways International plc (BQ) ..................       14,200       18
   Thai Farmers Bank Public Co., Ltd. (JP) ..............       32,300       47
   Thai Olefin Public * (BC) ............................        5,500        9
   Thai Union Frozen Products Public Co., Ltd. (JH) .....        8,400        5
   The Siam Cement Public Co., Ltd. (BI) ................        3,700       23
   Tisco Finance plc (JQ) ...............................        8,500        5
                                                                         ------
                                                                            743
Turkey - 0.2%
   Akbank TAS * (JP) ....................................   14,899,355       92
   Akrilik Kimya Sanayii SA * (BY) ......................      308,000        4
   Aksigorta * (JR) .....................................    1,520,000        6
   Alarko Holdings * (JQ) ...............................      137,000        4
   Anadolu Efes Biracilik ve Malt Sanayii AS * (JG) .....    1,601,883       32
   Arcelik AS * (BW) ....................................    2,270,521       14
   Aygaz AZ * (J4) ......................................    1,848,000        4
   CIMSA (BD) ...........................................    1,377,000        5
   Dogan Sirketler Grubu Holding AS * (JQ) ..............    7,303,750       16
   Dogan Yayin Holding Corp. * (JA) .....................    2,232,000       10
   Eregli Demir ve Celik Fabrikalari T.A.S (BF) .........   11,198,336       51
   Ford Otomotiv Sanayi AS * (BV) .......................    1,659,934       13
   Haci Omer Sabanci Holding AG * (JQ) ..................    6,811,211       27
   Hurriyet Gazete * (JA) ...............................    4,139,500       10
   Koc Holding AS * (JQ) ................................    4,482,155       29
   Migros Turk T.A.S. * (JF) ............................    1,463,000       12
   T Sise Co. * (BW) ....................................    4,206,625       12
   Tofas Otomobil * (BV) ................................    3,193,000        6
   Trakya * (BI) ........................................    2,261,000        6
   Tupras-Turkiye Petrol Rafinerileri A/S * (BB) ........    2,487,737       25
   Turkcell Iletisim Hizmetleri AS * (J2) ...............    5,859,747       41
   Turkiye Garanti Bankasi AS * (JP) ....................   11,920,126       38
   Turkiye Is Bankasi - Cl. C * (JP) ....................   13,968,769       77
   Vestel Elektronik Sanayi ve Ticaret AS * (BW) ........    2,258,000        9
   Yapi ve Kredi Bankasi AS * (JP) ......................    9,608,380       30
                                                                         ------
                                                                            573
United Kingdom - 19.9%
   3I GROUP (JQ) ........................................       16,900      216
   Aegis Group plc (JA) .................................       28,822       60
   Aggreko plc (BO) .....................................        6,663       21
   Alliance Unichem (JM) ................................        7,173      104
   AMEC plc (BJ) ........................................        7,702       44

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                     Name of Issuer                             Shares    Value
                     --------------                            -------   -------
                                                                         (000's)
COMMON STOCK - Continued

United Kingdom - Continued
   Amvescap plc (JQ) ......................................     20,442   $  126
   Anglo American plc (BF) ................................      1,021       24
   ARM Holdings plc (J0) ..................................     26,334       56
   Arriva plc (BS) ........................................      5,876       61
   Association British Ports (BT) .........................      8,519       78
   AstraZeneca Group plc (JO) .............................     45,296    1,639
   Balfour Beatty plc (BJ) ................................     10,767       65
   Barclays (JP) ..........................................    175,644    1,972
   Barratt Developments plc (BW) ..........................      6,152       70
   BBA Group plc (BT) .....................................     11,712       64
   Bellway plc (BW) .......................................      3,406       53
   Berkeley Group Holdings * (BJ) .........................      2,816       44
   BG Group plc (BB) ......................................     97,165      659
   Billiton plc (BF) ......................................     67,785      793
   BOC Group plc (BC) .....................................     13,417      255
   Boots Group (JF) .......................................     20,920      263
   BP Amoco plc (BB) ......................................    592,194    5,764
   BPB (BD) ...............................................     14,214      129
   Brambles Industries (BO) ...............................     18,705       93
   British Aerospace plc (BH) .............................     82,266      363
   British Airport Authority plc (BT) .....................     28,893      323
   British Airways plc (BQ) ...............................     13,903       63
   British American Tobacco plc (JI) ......................     44,211      760
   British Land Co. plc (JS) ..............................     14,430      248
   British Sky Broadcast plc (JA) .........................     33,809      364
   BT Group (J1) ..........................................    234,594      912
   Bunzl (BO) .............................................     11,871       99
   Cable & Wireless plc(J1) ...............................     66,883      153
   Cadbury Schweppes plc(JH) ..............................     56,105      521
   Capita Group plc (BO) ..................................     17,224      121
   Carnival plc (BZ) ......................................      4,540      276
   Cattles plc (JQ) .......................................      8,424       59
   Centrica (J4) ..........................................    103,957      471
   CGU plc (JR) ...........................................     62,126      747
   Close Brothers Group plc (JQ) ..........................      3,596       51
   Cobham plc (BH) ........................................      2,834       67
   Compass Group plc (BZ) .................................     58,942      278
   Cookson Group plc * (BL) ...............................     43,751       30
   Corus Group plc * (BF) .................................    111,904      108
   Daily Mail & General Trust (JA) ........................      7,843      112
   Davis Service (BO) .....................................      5,245       41
   De La Rue plc (BO) .....................................      4,733       31
   Diageo plc (JG) ........................................     83,973    1,195
   Dixons Group plc (JE) ..................................     51,695      151
   Electrocomponents plc (BN) .............................     11,177       61
   EMAP plc (JA) ..........................................      7,402      116
   EMI Group plc (JA) .....................................     20,296      103
   Enterprise Inns (BZ) ...................................      9,944      151
   Exel (BP) ..............................................      7,708      107
   Firstgroup (BS) ........................................     10,517       70
   FKI plc (BL) ...........................................     14,956       33
   Friends Provident plc (JR) .............................     55,972      165
   George Wimpey plc (BW) .................................      9,843       76
   GKN (BU) ...............................................     18,806       85
   GlaxoSmithKline plc (JO) ...............................    160,737   $3,763
   Great Portland Estates plc (JS) ........................      3,306       21
   Group 4 Securicor * (BO) ...............................     29,946       80
   Hammerson plc (JS) .....................................      7,096      118
   Hanson Building Materials (BD) .........................     20,409      175
   Hays plc (BO) ..........................................     48,586      116
   HBOS (JP) ..............................................    105,910    1,721
   Hilton Group plc (BZ) ..................................     42,775      233
   HMV Group plc (JE) .....................................     11,615       58
   HSBC Holdings plc (JP) .................................    302,248    5,090
   ICAP (JQ) ..............................................     13,694       71
   IMI (BM) ...............................................      9,010       68
   Imperial Chemical Industries plc (BC) ..................     33,434      154
   Imperial Tobacco Group plc (JI) ........................     19,722      539
   Inchcape plc (JB) ......................................      2,209       83
   Intercontinental Hotels (BZ) ...........................     16,938      210
   Intertek Group plc (BL) ................................      4,581       62
   Invensys plc * (BM) ....................................    146,432       43
   ITV (JA) ...............................................    110,294      222
   Johnson Matthey (BF) ...................................      6,237      118
   Kelda Group plc (J6) ...................................      9,945      121
   Kesa Electricals (JE) ..................................     13,591       74
   Kidde plc (BK) .........................................     21,333       68
   Kingfisher (JE) ........................................     64,670      384
   Land Securities SGP (JS) ...............................     12,564      337
   Legal & General Group plc (JR) .........................    174,723      368
   Liberty National (JP) ..................................      6,369      118
   Lloyds TSB Group plc (JP) ..............................    152,005    1,377
   Logica plc (JU) ........................................     19,306       71
   London Stock Exchange (FB) .............................      7,500       84
   Manitoba Group (JQ) ....................................      7,541      213
   Marconi Group plc * (JW) ...............................      5,940       64
   Marks & Spencer (JD) ...................................     45,006      296
   Meggitt plc (BH) .......................................     12,585       63
   MFI Furniture Group (BW) ...............................     15,783       37
   Misys plc (JV) .........................................     14,419       58
   Mitchells & Butler (BZ) ................................     13,419       87
   National Express Group (BS) ............................      4,101       65
   National Grid Group (J3) ...............................     84,419      802
   National Power plc * (J5) ..............................     38,019      113
   Next Group (JD) ........................................      7,039      223
   Novar plc (BI) .........................................     11,031       40
   Pearson plc (JA) .......................................     21,624      260
   Peninsular & Oriental Steam Navigation Co. (BR) ........     19,050      109
   Persimmon plc (BW) .....................................      7,847      104
   Pilkington plc (BI) ....................................     27,334       58
   Premier Farnell plc (JY) ...............................      8,500       28
   Provident Financial (JQ) ...............................      6,532       84
   Prudential Corp. (JR) ..................................     64,039      556
   Punch Taverns plc (BZ) .................................      7,184       95
   Rank Group plc (BZ) ....................................     15,289       77
   Reckitt Benckiser (JJ) .................................     16,095      485

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                    Name of Issuer                             Shares     Value
                    --------------                           ---------   -------
                                                                         (000's)
COMMON STOCK - Continued

United Kingdom - Continued
   Reed International plc (JA) ...........................      34,135   $   314
   Rentokil Initial plc (BO) .............................      47,252       134
   Reuters Group plc (JA) ................................      38,619       279
   Rexam (BE) ............................................      15,492       136
   Rio Tinto plc (BF) ....................................      29,301       861
   RMC Group plc (BD) ....................................       7,566       123
   Rolls Royce Group (BH) ................................      41,874       198
   Royal & Sun Alliance Insurance Group (JR) .............      82,106       122
   Royal Bank of Scotland Group (JP) .....................      85,664     2,875
   Ryanair Holdings * (BQ) ...............................         680         5
   Sainsbury J plc (JF) ..................................      37,554       195
   Schroders (JQ) ........................................       3,199        46
   Scottish & Newcastle (JG) .............................      22,288       186
   Scottish and Southern Energy (J3) .....................      23,115       386
   Scottish Power plc (J3) ...............................      50,379       389
   Serco Group plc (BO) ..................................      11,270        52
   Severn Trent (J6) .....................................       9,586       178
   Shell Transport & Trading Co. plc (BB) ................     263,043     2,238
   Signet Group (JE) .....................................      44,166        93
   Slough Estates Finance plc (JS) .......................      10,753       113
   Smith & Nephew (JL) ...................................      25,078       256
   Smiths Group (BL) .....................................      15,172       239
   South African Breweries plc (JG) ......................      21,561       357
   SSL International plc (JL) ............................       4,886        29
   Stagecoach Group (BS) .................................      21,318        46
   Tate & Lyle (JH) ......................................      10,539        95
   Taylor Woodrow (BW) ...................................      15,717        82
   Tesco plc (JF) ........................................     211,371     1,303
   The Great Universal Stores plc (JC) ...................      27,431       493
   The Sage Group plc (JV) ...............................      35,956       139
   Tomkins plc (BL) ......................................      19,882        97
   Trinity Mirror plc (JA) ...............................       8,297       101
   Unilever plc (JH) .....................................      75,989       745
   United Business Media (JA) ............................       8,633        79
   United Utilites - Cl. A (J6) ..........................       7,960        68
   United Utilities plc (J5) .............................      15,471       187
   Vodafone AirTouch plc (J2) ............................   1,804,314     4,883
   Whitbread (BZ) ........................................       8,431       137
   William Hill (BZ) .....................................      10,830       117
   Wolseley (BN) .........................................      15,683       293
   WPP Group plc (JA) ....................................      30,694       337
   Yell Group plc (JA) ...................................      19,543       165
                                                                         -------
                                                                          60,199

United States - 1.5%
   Alvarion, Ltd. * (JW) .................................         998        13
   AO Mosenergo - ADR # * (J3) ...........................       2,476        37
   Banco Bradesco SA - ADR # * (JP) ......................       7,287       176
   Banco Santander Chile - ADR * (JP) ....................       2,767        94
   Brasil Telecom Participacoes SA * (J1) ................         966        37
   Braskem SA - ADR * (BC) ...............................       7,493       382
   Centrais Electricas Brasileirias SA - ADR Cl. B # *
      (J3) ...............................................       2,207   $    16
   Check Point Software Technologies, Ltd. * (JT) ........       5,126       126
   Companhia De Bebidas ADR (JG) .........................       4,804       136
   Companhia Energetica de Minas Gerias - ADR # * (J3) ...       1,994        49
   Companhia Siderurgica Nacional - SA - ADR # * (BF) ....       3,152        60
   Companhia Vale do Rio Doce - ADR * (BF) ...............       8,856       214
   Companhia Vale Do Rio Doce - ADR * (BF) ...............       6,282       182
   Compania Anonima Nacional Telefonos
      De Venezuela - ADR * (J1) ..........................       2,697        60
   Compania Brasileira de Distribuicao Grupo
      Pao de Acucar - ADR * (JF) .........................         485        12
   Compania Cervecerias Unidas SA - ADR * (JG) ...........         470        12
   Compania de Telecomunicaciones de Chile SA # * (J1)....       8,006        90
   Distribucion y Servicio D&S SA - ADR * (JF) ...........       1,002        18
   ECI Telecommunications, Ltd. * (JW) ...................       1,334        11
   Embotelladora Andina SA - ADR # * (JG) ................         935        12
   Embotelladora Andina SA - Ser. B * ADR (JG) ...........       1,052        14
   Embratel Participacoes SA - ADR # * (J1) ..............       3,384        36
   Empresa Brasileira de Aeronautica SA * (BH) ...........       1,584        53
   Empresa Nacional de Electricidad SA - ADR # * (J3) ....       6,680       122
   Enersis SA - ADR * (J3) ...............................      15,963       136
   Gerdeau SA - ADR # * (BF) .............................       2,792        50
   Given Imaging, Ltd. # * (JL) ..........................         316        11
   JSC Norilsk Nickel - ADR * (BL) .......................       1,861       103
   Kinross Gold Corp. * (BF) .............................       7,600        54
   Lukoil Holding - ADR (BB) .............................       2,907       353
   M-Systems Flash Disk Pioneers, Ltd.* # (JX) ...........         602        12
   Orbotech, Ltd. * (JY) .................................         835        18
   Petrobas Energia Participacoes SA - ADR Cl. B * (JQ)...       2,541        30
   Petroleo Brasileiro SA * (BB) .........................       6,036       242
   Petroleo Brasileiro SA - ADR * (BB) ...................       8,385       307
   PT Indonesian Satellite Corp. - ADR * (J1) ............       1,984        62
   Radware, Ltd. * (JT) ..................................         401        10
   Ryanair Holdings plc - ADR # * (BQ) ...................         881        36
   Ship Finance International, Ltd. # * (BR) .............         247         5

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                                          Market
                    Name of Issuer                            Shares      Value
                    --------------                           --------   --------
                                                                         (000's)
COMMON STOCK - Continued

United States - Continued
   Surgutneftegaz - ADR * (BB) ...........................      3,038   $    166
   Surgutneftegaz - ADR # * (BB) .........................     13,139        493
   Tele Centro Oeste Celular Participacoes - ADR *
      (J2) ...............................................      1,301         13
   Tele Norte Leste Participacoes SA - ADR # * (J1) ......      5,501         93
   Telesp Celular Participacoes SA - ADR # * (J2) ........      4,894         33
   Tenaris SA - ADR * (BA) ...............................      1,125         55
   Unibanco - Uniao de Bancos Brasileiros SA - GDR *
      (JP) ...............................................      1,735         55
   Unified Energy Systems Russia - ADR * (J3) ............      3,060         87
   Vina Concha y Toro SA - ADR # * (JG) ..................        371         27
   Votorantim Celulose e Papel SA - ADR * (BG) ...........      1,325         21
                                                                        --------
                                                                           4,434
                                                                        --------
                        TOTAL COMMON STOCK-(Cost $233,368)       96.1%   290,676

PREFERRED STOCK

Brazil - 0.2%
   BCO Itau Holdings (JP) ................................      1,440        217
   Caemi Mieracao e Metalurgia SA * (BF) .................     40,000         34
   Compahnia de Bebidas das Americas * (JG) ..............    120,000         33
   Companhia Vale do Rio Doce (BF) .......................      2,400         59
   Empresa Bras De Aerona (BH) ...........................      3,200         27
   Klabin SA (BG) ........................................     11,000         22
   Petroleo Brasileiro SA - Petrobras (BB) ...............      2,200         80
   Sadia SA (JH) .........................................     11,000         25
   Tele Norte Leste (J1) .................................      1,500         25
   Usinas Siderurgicas de Minas SA * (BF) ................      1,200         24
   Votorantim Celulos (BG) ...............................      1,000         16
                                                                        --------
                                                                             562
Germany - 0.1%
   Fresenius Medical Care AG (JM) ........................        667         39
   Henkel KGAA # (JJ) ....................................      1,639        142
   Porsche AG #  (BV) ....................................        217        138
   Prosiebebensati Medi (JA) .............................      1,982         36
   RWE AG (J5) ...........................................      1,004         46
   Volkswagen AG (BV) ....................................      2,925         97
                                                                        --------
                                                                             498
New Zealand - 0.0%
   Tenon, Ltd. * (BG) ....................................      1,385          2
South Korea - 0.1%
   Hyundai Motor Co. (BV) ................................      1,000         30
   LG Electronics, Inc. (BW) .............................        490   $     17
   Samsung Electronics (BL) ..............................        626        181
                                                                        --------
                                                                             228
Switzerland - 0.0%
   Schindler Holding AG (BM) .............................        147         58
Thailand - 0.0%
   Siam Commercial Bank Public Co. - (JP) ................      5,600          7
                                                                        --------
                         TOTAL PREFERRED STOCK-(Cost $936)        0.4%     1,355

WARRANTS

Mexico - 0.0% Cemex SA (BI) (a)
   expires 12/21/04 ......................................        137          0
                                                                        --------
                                  TOTAL WARRANTS-(Cost $0)        0.0%         0

RIGHTS

Ireland - 0.0%
   Waterford Wedgewood * (JE) expires 01/07/05 ...........     39,305          0
Taiwan - 0.0%
   Oriental Union Chemical * (BC) (a) expires 01/17/05 ...      8,000          0
Thailand - 0.0%
   True Corporation Public Co., Ltd * (J1) (a)
      expires 04/30/08 ...................................     35,747          0
                                                                        --------
                                    TOTAL RIGHTS-(Cost $0)        0.0%         0

                                                                Par
                                                               Value
                                                             --------
                                                              (000's)
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 24.5%
   State Street Navigator Securities
      Lending Portfolio ..................................   $ 74,222     74,222

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY INDEX FUND

                                                               Par       Market
                 Name of Issuer                               Value      Value
                 --------------                              -------   ---------
                                                             (000's)    (000's)

SHORT-TERM INVESTMENTS - 3.1%
   Investment in joint trading account
      2.29% due 01/03/05 (Cost $9,304) ...................   $9,304    $  9,304
                                                             ------    --------
                         TOTAL INVESTMENTS-(Cost $317,830)    124.1%    375,557
                      Payables, less cash and receivables-    (24.1)%   (72,996)
                                                              -----    --------
                                               NET ASSETS-    100.0%   $302,561
                                                              =====    ========

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.
(a) At December 31, 2004 this security was fair valued.

ADR-American Depository Receipt

GDR-Global Depository Receipt

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                                        % of
                                             Industry      Market     Long-Term
              Industry                     Abbreviation     Value    Investments
              --------                     ------------   --------   -----------
                                                           (000s)

Banks ..................................         JP       $ 51,211       17.6%
Oil & Gas ..............................         BB         25,928        8.9%
Pharmaceuticals ........................         JO         18,337        6.3%
Diversified Telecommunication
   Services ............................         J1         14,400        4.9%
Insurance ..............................         JR         13,421        4.6%
Metals & Mining ........................         BF         11,701        4.0%
Electric Utilities .....................         J3          9,771        3.3%
Diversified Financials .................         JQ          8,991        3.1%
Wireless Telecommunications
   Services ............................         J2          8,821        3.0%
Chemicals ..............................         BC          8,154        2.8%
Automobiles ............................         BV          8,153        2.8%
Food Products ..........................         JH          7,581        2.6%
Media ..................................         JA          6,604        2.3%
Household Durables......................         BW          5,652        1.9%
Real Estate ............................         JS          5,377        1.8%
Food & Drug Retailing ..................         JF          4,899        1.7%
Semiconductor Equipment & Products .....         J0          4,754        1.6%
Communications Equipment ...............         JW          4,479        1.5%
Electrical Equipment ...................         BK          4,209        1.4%
Beverages ..............................         JG          4,116        1.4%
Electronic Equipment & Instruments .....         JY          4,046        1.4%
Machinery ..............................         BM          3,649        1.3%
Hotels Restaurants & Leisure............         BZ          3,164        1.1%
Specialty Retail .......................         JE          3,033        1.0%
Industrial Conglomerates ...............         BL          2,968        1.0%
Construction Materials .................         BD          2,778        1.0%
Road & Rail ............................         BS          2,628        1.0%
Commercial Services & Supplies .........         BO          2,619        0.9%
Multiline Retail .......................         JD          2,355        0.8%
Tobacco ................................         JI       $  2,345        0.8%
Auto Components ........................         BU          2,322        0.8%
Gas Utilities ..........................         J4          2,114        0.7%
Multi-Utilities ........................         J5          1,864        0.6%
Construction & Engineering .............         BJ          1,818        0.6%
Aerospace & Defense ....................         BH          1,814        0.6%
Computers & Peripherals ................         JX          1,808        0.6%
Building Products ......................         BI          1,805        0.6%
Software ...............................         JV          1,718        0.6%
Trading Companies & Distributors .......         BN          1,621        0.6%
Office Electronics .....................         JZ          1,618        0.6%
Paper & Forest Products ................         BG          1,568        0.5%
Transportation Infrastructure ..........         BT          1,533        0.5%
Health Care Equipment & Supplies .......         JL          1,506        0.5%
Textiles & Apparel .....................         BY          1,497        0.5%
IT Consulting & Services ...............         JU          1,438        0.5%
Marine .................................         BR          1,227        0.4%
Household Products .....................         JJ          1,174        0.4%
Leisure Equipment & Products ...........         BX          1,100        0.4%
Air Freight & Couriers .................         BP            990        0.3%
Personal Products ......................         JK            889        0.3%
Internet Software & Services ...........         JT            792        0.3%
Airlines ...............................         BQ            740        0.2%
Health Care Providers & Services .......         JM            638        0.2%
Internet & Catalog Retail ..............         JC            508        0.2%
Containers & Packaging .................         BE            442        0.2%
Water Utilities ........................         J6            398        0.1%
Energy Equipment & Services ............         BA            308        0.1%
Distributors ...........................         JB            248        0.1%
Finance ................................         FB            199        0.1%
Biotechnology ..........................         JN            190        0.1%
                                                          --------      -----
                                                          $292,031      100.0%
                                                          ========      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock International Equity Index Fund (the "Fund" or "VST International Equity Index") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

     This Fund offers three classes of shares, Series I and Series II were offered for the first time on May 3, 2004.

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a particular foreign market.

     Multi-Class Operations: All income, expenses (except class specific expenses) and realized and unrealized gains (losses) are allocated to each class based upon the relative net assets of each class. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Securities lending: The Fund has entered into an agreement with State Street Bank and Trust Company ("SSBT") to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $70,514                  $74,222

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, open financial futures contracts for the Fund were as follows:

                                   Open                                    Unrealized
                                Contracts   Position   Expiration Month   Appreciation
                                ---------   --------   ----------------   ------------
CAC 40 10 Euro Index Futures        22        Long          March 05          $ 10
EOE Dutch Stock Index Futures        4        Long        January 05             1
OMX 30 Stock Index Futures          42        Long        January 05             6
TOPIX Index Futures                 19        Long          March 05            96
Share Price Index 200 Futures        3        Long          March 05             8
S&P Canada 60 Index Futures          8        Long          March 05            14
DAX Index Futures                    5        Long          March 05            10
IBEX 35 Index Futures                5        Long        January 05             8
MIB 30 Index Futures                 3        Long          March 05             7
Hang Seng Stock Index Futures        5        Long        January 05            (1)
FTSE 100 Index Futures              30        Long          March 05            47
                                                                              ----
                                                                              $206
                                                                              ====

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

                                                                Unrealized
                       Principal Amount                        Appreciation/
Currency Purchased   Covered by Contract   Expiration Month   (Depreciation)
------------------   -------------------   ----------------   --------------
Australian Dollar             219              March 05             $ 4
Canadian Dollar               637              March 05              17
Euro                        2,930              March 05              10
Pound Sterling              2,519              March 05              (4)
Hong Kong Dollar              336              March 05               1
Japanese Yen                1,692              March 05              16
Swedish Krona                 441              March 05               2
                                                                    ---
                                                                    $46
                                                                    ===

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $1,346, $7,680 and $7,444 which expire in 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $598. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $100 Million and    Excess Over
First $100 Million     $200 Million     $200 Million
------------------   ----------------   ------------
       0.18%               0.15%            0.11%

     For the period from January 1, 2004 to April 30, 2004, John Hancock and JVLICO agreed to reimburse the Fund for normal operating expenses, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses that exceed 0.10% of the Fund's daily net asset value. Accordingly, for the period from January 1, 2004 to April 30, 2004 the Fund was reimbursed $123 by John Hancock and JVLICO. On March 18, 2004, the Fund's Shareholders approved the removal of John Hancock and JVLICO's respective obligations to reimburse the Fund for excess operating expenses effective May 1, 2004.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $2.

     John Hancock has entered into a Sub-Advisory Agreement with State Street Global Advisers Funds Managment, Inc., which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

     Distribution Plan: In accordance with Rule 12b-1 of the Invesment Company Act of 1940, the Board of Trustees have approved a Distribution Plan ("the
Plan") for NAV Series, Series I and Series II. Series I shares of the Fund are subject to a Rule 12b-1 fee of up to .40% of Series I shares' average daily net assets. Series II shares of the Fund are subject to a Rule 12b-1 fee of up to ..60% of Series II shares' average daily net assets. The distributor may use Rule 12b-1 fees only for any distribution expenses relating to each respective class.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $130,624          $42,921

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $320,400       $61,661       $(6,504)         $55,157

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
    $1,064           $--           $16,470          $55,325

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $4,243                   $--                   $ --
2003          3,685                    --                    479

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION

     On June 18, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

        Acquiring Fund                    Target Fund
------------------------------   -----------------------------
VST International Equity Index   MIT International Index Trust

     These combinations provided for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring funds in exchange solely for the fund shares of the acquiring funds. The acquisitions were accounted for as tax-free exchanges as follows:

                                                  Target Fund
                  Trust Shares                    Unrealized      Acquiring Fund       Acquiring Fund
                    Issued by     Target Fund    Appreciation/   Net Assets Prior   Aggregate Net Assets
Acquiring Fund   Acquiring Fund    Net Assets   (Depreciation)    to Combination      After Combination
--------------   --------------   -----------   --------------   ----------------   --------------------
Series I              1,750         $24,566         $ (621)           $33,341              $57,907
Series II             1,462         $20,531         $6,020            $   536              $21,067

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on

March 18, 2004 on the following matter:

                                                                                  For   Against   Abstain
                                                                                  ---   -------   -------
To approve, as to the International Equity Index Fund, an amendment to the        88%      7%        5%
   current investment mangement agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the International Equity Index Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Equity Index Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Large Cap Growth Fund
Independence Investment LLC                                      Paul F. McManus
--------------------------------------------------------------------------------

..    The manager uses both fundamental equity research and quantitative analysis to construct a portfolio having stocks with both favorable valuations and improving earnings growth prospects. The Fund is broadly diversified across sectors with sector weights similar to the benchmark.

Fund Commentary

Performance: For the year ending December 31, 2004, the Large Cap Growth Fund returned +4.34%, underperforming the Russell 1000(R) Growth Index return of +6.30%.

Environment: The large cap equity markets struggled through much of 2004, but finished in positive territory with a very solid fourth quarter. Growth significantly trailed value as a style. Within the growth style, telecom and utilities were the strongest performing sectors. Throughout most of the year, investor sentiment was muted by fears of terrorism, the maturing economic recovery, higher energy prices, and the uncertainty over the Presidential election. Oil was the big story of 2004 climbing throughout most of the year to record high prices. Although energy prices tailed off in time for the holiday spending season, consumer spending was pinched by higher oil prices. With the decline in oil prices in Q4, as well as a stronger corporate and consumer picture, the equity markets regained traction. The Growth Fund underperformed earlier in the year but performed well in the fourth quarter. For 2004, stock selection in consumer staples and financials was strong while stock selection in consumer discretionary and technology detracted from performance. Sector weightings in healthcare, utilities and energy contributed to performance.

Outlook: Overall, our forecast for U.S. stock performance in 2005 is favorable. We expect continued recovery in corporate spending, an improved employment picture, and a healthy consumer to drive stocks higher. We are attuned to potential risks including weakness in the US dollar, accelerating inflation, and an increase in bond yields.

                                    [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (10-Year Period)

                                 Russell 1000(R)
         Large Cap Growth Fund     Growth Index
         ---------------------   ---------------
                $10,000              $10,000
Jan-95           10,187               10,213
Feb-95           10,573               10,641
Mar-95           10,812               10,952
Apr-95           11,080               11,192
May-95           11,457               11,582
Jun-95           11,649               12,029
Jul-95           12,026               12,529
Aug-95           12,118               12,543
Sep-95           12,610               13,121
Oct-95           12,465               13,130
Nov-95           12,983               13,640
Dec-95           13,164               13,719
Jan-96           13,472               14,177
Feb-96           13,631               14,437
Mar-96           13,804               14,455
Apr-96           14,036               14,835
May-96           14,346               15,354
Jun-96           14,330               15,375
Jul-96           13,378               14,474
Aug-96           13,805               14,847
Sep-96           14,650               15,929
Oct-96           14,758               16,025
Nov-96           15,829               17,228
Dec-96           15,569               16,891
Jan-97           16,460               18,075
Feb-97           16,582               17,953
Mar-97           15,801               16,981
Apr-97           16,637               18,109
May-97           17,595               19,416
Jun-97           18,291               20,193
Jul-97           20,057               21,979
Aug-97           19,058               20,692
Sep-97           20,246               21,710
Oct-97           19,430               20,908
Nov-97           20,152               21,796
Dec-97           20,388               22,040
Jan-98           20,933               22,699
Feb-98           22,914               24,407
Mar-98           24,210               25,379
Apr-98           24,394               25,731
May-98           23,867               25,000
Jun-98           25,053               26,532
Jul-98           24,931               26,356
Aug-98           21,027               22,401
Sep-98           22,257               24,121
Oct-98           23,935               26,060
Nov-98           25,836               28,042
Dec-98           28,444               30,571
Jan-99           30,027               32,366
Feb-99           28,581               30,888
Mar-99           29,785               32,514
Apr-99           30,224               32,556
May-99           29,349               31,556
Jun-99           31,535               33,766
Jul-99           30,491               32,693
Aug-99           30,666               33,227
Sep-99           29,963               32,529
Oct-99           31,719               34,985
Nov-99           32,789               36,873
Dec-99           35,289               40,708
Jan-00           33,178               38,799
Feb-00           34,226               40,696
Mar-00           37,877               43,609
Apr-00           36,590               41,534
May-00           35,265               39,442
Jun-00           37,305               42,432
Jul-00           36,093               40,663
Aug-00           39,615               44,344
Sep-00           35,465               40,150
Oct-00           34,411               38,250
Nov-00           29,828               32,612
Dec-00           28,978               31,580
Jan-01           30,656               33,762
Feb-01           25,752               28,030
Mar-01           22,879               24,980
Apr-01           26,025               28,139
May-01           25,717               27,725
Jun-01           25,180               27,083
Jul-01           24,414               26,406
Aug-01           22,648               24,247
Sep-01           20,491               21,826
Oct-01           21,733               22,971
Nov-01           23,818               25,178
Dec-01           23,895               25,130
Jan-02           23,647               24,686
Feb-02           22,686               23,662
Mar-02           23,472               24,480
Apr-02           22,002               22,482
May-02           21,500               21,938
Jun-02           19,647               19,909
Jul-02           18,287               18,814
Aug-02           18,351               18,871
Sep-02           16,431               16,913
Oct-02           17,810               18,465
Nov-02           18,445               19,467
Dec-02           17,248               18,123
Jan-03           16,646               17,683
Feb-03           16,644               17,602
Mar-03           16,928               17,929
Apr-03           18,042               19,255
May-03           18,766               20,216
Jun-03           18,864               20,494
Jul-03           19,205               21,004
Aug-03           19,776               21,527
Sep-03           19,677               21,296
Oct-03           20,905               22,492
Nov-03           21,073               22,728
Dec-03           21,666               23,514
Jan-04           21,907               23,994
Feb-04           21,951               24,147
Mar-04           21,495               23,699
Apr-04           21,004               23,423
May-04           21,382               23,860
Jun-04           21,731               24,158
Jul-04           20,417               22,792
Aug-04           20,246               22,680
Sep-04           20,418               22,895
Oct-04           20,906               23,252
Nov-04           21,874               24,052
Dec-04           22,605               24,995

Value on 12/31/04:
------------------
$22,605 Large Cap Growth Fund
$24,995 Russell 1000(R) Growth Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Microsoft Corp.                                                          3.5%
Johnson & Johnson                                                        3.2%
Intel Corp.                                                              2.7%
Cisco Systems, Inc.                                                      2.7%
Dell, Inc.                                                               2.7%
Procter & Gamble Co.                                                     2.5%
Wal-Mart Stores, Inc.                                                    2.4%
Home Depot, Inc.                                                         2.3%
AES Corp.                                                                2.2%
Yahoo, Inc.                                                              2.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                    Large Cap    Russell 1000(R)
                                                   Growth Fund     Growth Index
                                                   -----------   ---------------
1 Year                                                4.34%            6.30%
3 Years                                              -1.83%           -0.18%
5 Years                                              -8.52%           -9.29%
10 Years                                              8.50%            9.59%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Information Technology                                                  30.8%
Consumer Discretionary                                                  20.7%
Health Care                                                             12.5%
Financials                                                              12.4%
Industrials                                                             12.2%
Consumer Staples                                                         5.2%
Utilities                                                                2.2%
Governments                                                              1.8%
Energy                                                                   1.3%
Materials                                                                0.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. There are additional risks associated with a nondiversified fund, as outlined in the current prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Large Cap Growth Fund
Independence Investment LLC                                      Paul F. McManus
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Large Cap Growth Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,040.30
Expense paid per $1,000*                                               $    4.73

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.50
Expense paid per $1,000*                                               $    4.68

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Large Cap Growth Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $29,790 of securities
   loaned (Note B)) ..............................................   $  588,699
Net unrealized appreciation of investments .......................       64,505
Short-term investments at value ..................................       40,442
                                                                     ----------
      Total investments ..........................................      693,646
Receivable for:
   Fund shares sold ..............................................          122
   Dividends .....................................................          526
                                                                     ----------
Total assets .....................................................      694,294
                                                                     ----------

LIABILITIES
Payables for:
   Collateral for securities on loan .............................       30,542
   Accrued operating expenses ....................................          446
   Other payables ................................................           13
                                                                     ----------
Total liabilities ................................................       31,001
                                                                     ----------
Net assets .......................................................   $  663,293
                                                                     ==========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) ...................................................       45,866
                                                                     ----------
Net asset value per share ........................................   $    14.46
                                                                     ==========
Composition of net assets:
   Capital paid-in ...............................................   $1,007,618
   Accumulated net realized loss on investments ..................     (408,830)
   Net unrealized appreciation of investments ....................       64,505
                                                                     ----------
Net assets .......................................................   $  663,293
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Large Cap Growth Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $   274
      Dividends .....................................................     9,100
      Securities lending ............................................        59
                                                                        -------
Total investment income .............................................     9,433
                                                                        -------

EXPENSES
      Investment advisory fee .......................................     4,822
      Auditors fees .................................................        81
      Custodian fees ................................................       143
      Fidelity Bond fees ............................................         1
      Legal fees ....................................................       101
      Printing & mailing fees .......................................       244
      Trustees' fees ................................................        19
      Other fees ....................................................        22
                                                                        -------
Total expenses ......................................................     5,433
      Less custodian expense reduction offset by commission
         recapture arrangement (Note C) .............................      (480)
                                                                        -------
Net expenses ........................................................     4,953
                                                                        -------
Net investment income ...............................................     4,480
                                                                        -------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments .................................     3,570
   Change in unrealized appreciation on Investments .................    20,299
                                                                        -------
Net realized and unrealized gain ....................................    23,869
                                                                        -------
Net increase in net assets resulting from operations ................   $28,349
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Large Cap Growth Fund
(000's Omitted)

                                                                                    Year Ended     Year Ended
                                                                                   December 31,   December 31,
                                                                                       2004          2003(a)
                                                                                   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .......................................................    $   4,480       $  2,810
   Net realized gain (loss) ....................................................        3,570        (28,345)
   Change in net unrealized appreciation .......................................       20,299        144,822
                                                                                    ---------       --------
      Net increase in net assets resulting from operations .....................       28,349        119,287
Distributions to shareholders from:
   Net investment income .......................................................       (4,480)        (1,489)
   Capital paid-in .............................................................           --         (2,175)
                                                                                    ---------       --------
      Decrease in net assets resulting from distributions ......................       (4,480)        (3,664)
From fund share transactions:
   Proceeds from shares sold ...................................................       77,626         78,014
   Shares issued in reorganization .............................................       51,214         12,462
   Distributions reinvested ....................................................        4,480          3,664
   Payment for shares redeemed .................................................     (118,297)       (81,990)
                                                                                    ---------       --------
      Increase in net assets from fund share transactions ......................       15,023         12,150
                                                                                    ---------       --------
NET INCREASE IN NET ASSETS .....................................................       38,892        127,773

NET ASSETS
   Beginning of Period .........................................................      624,401        496,628
                                                                                    ---------       --------
   End of Period (including undistributed net investment income of $0 and $0,
      respectively) ............................................................    $ 663,293       $624,401
                                                                                    =========       ========
Analysis of fund share transactions:
   Sold ........................................................................        5,604          5,685
   Issued in reorganization ....................................................        3,808          1,083
   Reinvested ..................................................................          320            285
   Redeemed ....................................................................       (8,602)        (6,731)
                                                                                    ---------       --------
Net increase in fund shares outstanding ........................................        1,130            322
                                                                                    =========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                           Large Cap Growth Fund
                                                      --------------------------------------------------------------
                                                                          Year Ended December 31,
                                                      --------------------------------------------------------------
                                                        2004         2003(e)        2002        2001         2000
                                                      --------      --------      --------    --------    ----------
Net Assets Value at Beginning of Period ...........   $  13.96      $  11.18      $  15.54    $  18.89    $    27.33
Income from Investment Operations:
   Net Investment Income ..........................       0.10          0.06          0.04        0.04          0.03
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ...............................       0.50          2.80         (4.36)      (3.36)        (4.89)
                                                      --------      --------      --------    --------    ----------
   Total From Investment Operations ...............       0.60          2.86         (4.32)      (3.32)        (4.86)
Less Distributions:
   Distribution from Net Investment Income ........      (0.10)        (0.03)        (0.04)      (0.03)        (0.04)
   Distribution from Net Realized Gains on
      Investments .................................                                                            (2.69)
   Distribution from Excess of Net Investment
      Income/Gains ................................                                                            (0.78)
   Distribution from Capital Paid-in ..............                    (0.05)                                  (0.07)
                                                      --------      --------      --------    --------    ----------
   Total Distributions ............................      (0.10)        (0.08)        (0.04)      (0.03)        (3.58)
                                                      --------      --------      --------    --------    ----------
Net Assets Value at End of Period .................   $  14.46      $  13.96      $  11.18    $  15.54    $    18.89
                                                      ========      ========      ========    ========    ==========
Total Investment Return(b) ........................       4.34%        25.62%       (27.82)%    (17.54)%      (17.89)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ......................................       0.89%(d)      0.86%(d)      0.55%       0.41%         0.46%
   Ratio of Net Investment Income to Average Net
      Assets ......................................       0.74%         0.51%         0.33%       0.23%         0.10%
   Portfolio Turnover Rate ........................     127.93%(c)     99.47%(c)     95.04%      63.96%        89.30%
Net Assets End of Period (000s Omitted) ...........   $663,293      $624,401      $496,628    $770,915    $1,146,787

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Excludes merger activity.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense related to expense offset arrangements.
(e)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                          Market
                      Name of Issuer                           Shares     Value
                      --------------                         ---------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 2.7%
   Boeing Co. ............................................     120,900   $ 6,259
   United Defense Industries, Inc. * .....................     204,900     9,682
   United Technologies Corp. .............................      16,700     1,726
                                                                         -------
                                                                          17,667
Air Freight & Couriers - 0.8%
   Fedex Corp. ...........................................      53,700     5,289
Airlines - 1.3%
   JetBlue Airways Corp. # * .............................     382,100     8,872
Auto Components - 1.0%
   Johnson Controls, Inc. ................................     104,700     6,642
Chemicals - 0.9%
   Praxair, Inc. .........................................     130,700     5,770
Commercial Services & Supplies - 1.0%
   Automatic Data Processing, Inc. .......................      56,900     2,524
   ITT Educational Services, Inc. # * ....................      82,300     3,913
                                                                         -------
                                                                           6,437
Communications Equipment - 5.5%
   Cisco Systems, Inc. * .................................     913,100    17,623
   Motorola, Inc. ........................................     372,100     6,400
   Qualcomm, Inc. ........................................     294,600    12,491
                                                                         -------
                                                                          36,514
Computers & Peripherals - 7.9%
   Apple Computer, Inc. * ................................     162,300    10,452
   Dell, Inc. * ..........................................     417,400    17,589
   EMC Corp. * ...........................................     505,800     7,521
   International Business Machines Corp. .................     128,700    12,688
   Network Appliance, Inc. * .............................     135,400     4,498
                                                                         -------
                                                                          52,748
Diversified Financials - 9.0%
   American Express Co. ..................................     205,100    11,561
   Bear Stearns Cos., Inc. ...............................      39,500     4,041
   BlackRock, Inc. # .....................................     101,600     7,850
   Capital One Financial Corp. ...........................      71,000     5,979
   Chicago Mercantile Exchange # .........................      25,600     5,855
   Citigroup, Inc. .......................................      66,700     3,213
   Eaton Vance Corp. .....................................      95,200     4,965
   Goldman Sachs Group, Inc. .............................      88,600     9,218
   SLM Corp. .............................................     128,000     6,834
                                                                         -------
                                                                          59,516
Electric Utilities - 2.2%
   AES Corp. * ...........................................   1,061,700    14,513
Electronic Equipment & Instruments - 1.6%
   Ametek, Inc. # ........................................     126,500     4,512
   Vishay Intertechnology, Inc. # * ......................     394,800     5,930
                                                                         -------
                                                                          10,442
Finance - 0.7%
   First Marblehead Corp. # * ............................      88,200   $ 4,961
Health Care Equipment & Supplies - 3.5%
   C.R. Bard, Inc. .......................................     104,800     6,705
   St. Jude Medical, Inc. * ..............................     176,800     7,413
   Stryker Corp. .........................................      91,600     4,420
   Zimmer Holdings, Inc. * ...............................      62,100     4,976
                                                                         -------
                                                                          23,514
Health Care Providers & Services - 1.5%
   Caremark Rx, Inc. * ...................................     102,700     4,049
   UnitedHealth Group, Inc. ..............................      65,100     5,731
                                                                         -------
                                                                           9,780
Hotels Restaurants & Leisure - 5.8%
   Carnival Corp. ........................................     190,400    10,973
   Las Vegas Sands Corp. * ...............................      96,300     4,622
   McDonald's Corp. ......................................     143,300     4,594
   Starwood Hotels & Resorts Worldwide, Inc. .............     153,700     8,976
   Station Casinos, Inc. .................................     176,500     9,651
                                                                         -------
                                                                          38,816
Household Products - 2.5%
   Procter & Gamble Co. ..................................     300,700    16,563
Industrial Conglomerates - 2.3%
   General Electric Co. ..................................     186,500     6,807
   Tyco International, Ltd. ..............................     231,800     8,285
                                                                         -------
                                                                          15,092
Insurance - 2.5%
   AFLAC, Inc. ...........................................       6,400       255
   American International Group, Inc. ....................     179,500    11,788
   Wellpoint, Inc. * .....................................      37,300     4,289
                                                                         -------
                                                                          16,332
Internet & Catalog Retail - 1.8%
   eBay, Inc. * ..........................................     103,100    11,988
Internet Software & Services - 2.6%
   McAfee, Inc. * ........................................      95,000     2,749
   Yahoo, Inc. * .........................................     384,800    14,499
                                                                         -------
                                                                          17,248
IT Consulting & Services - 0.5%
   Affiliated Computer Services, Inc. - Cl. A * ..........      55,500     3,341
Machinery - 3.9%
   Danaher Corp. # .......................................      96,200     5,523
   Illinois Tool Works, Inc. .............................      49,000     4,541
   Oshkosh Truck Corp. ...................................     111,700     7,638
   Pall Corp. ............................................     288,600     8,355
                                                                         -------
                                                                          26,057

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                                         Market
                       Name of Issuer                          Shares     Value
                       --------------                         -------   --------
                                                                         (000's)
COMMON STOCK - Continued

Media - 2.0%
   Getty Images, Inc. * ...................................    77,900   $  5,363
   Lamar Advertising Co. - Cl. A * ........................    93,700      4,009
   The Walt Disney Co. ....................................   132,600      3,686
                                                                        --------
                                                                          13,058
Multiline Retail - 4.6%
   Nordstrom, Inc. ........................................   145,200      6,785
   Target Corp. ...........................................   146,300      7,598
   Wal-Mart Stores, Inc. ..................................   300,000     15,846
                                                                        --------
                                                                          30,229
Oil & Gas - 1.3%
   EOG Resources, Inc. ....................................    72,800      5,195
   Murphy Oil Corp. .......................................    42,000      3,379
                                                                        --------
                                                                           8,574
Personal Products - 0.8%
   Estee Lauder Cos., Inc. - Cl. A ........................   114,000      5,218
Pharmaceuticals - 7.3%
   Bristol-Myers Squibb Co. ...............................   371,100      9,508
   Johnson & Johnson ......................................   326,300     20,694
   Par Pharmaceutical Cos., Inc. # * ......................   105,800      4,378
   Pfizer, Inc. ...........................................   517,200     13,907
                                                                        --------
                                                                          48,487
Semiconductor Equipment & Products - 6.0%
   Applied Materials, Inc. * ..............................   286,700      4,902
   Intel Corp. ............................................   761,600     17,814
   QLogic Corp. * .........................................   204,800      7,522
   Texas Instruments, Inc. ................................   390,200      9,607
                                                                        --------
                                                                          39,845
Software - 6.2%
   Gtech Holdings Corp. ...................................    45,500      1,181
   Microsoft Corp. ........................................   847,100     22,626
   Oracle Corp. * .........................................   404,000      5,543
   Sap Aktiengesellschaft - ADR # .........................    66,300      2,931
   Symantec Corp. * .......................................   345,800      8,908
                                                                        --------
                                                                          41,189
Specialty Retail - 4.7%
   CDW Corp. ..............................................     3,000        199
   Chicos Fas, Inc. # * ...................................    64,400      2,932
   Home Depot, Inc. .......................................   351,800     15,036
   PETsMart, Inc. .........................................   222,900      7,919
   Sherwin-Williams Co. ...................................   114,400      5,106
                                                                        --------
                                                                          31,192
Textiles & Apparel - 0.5%
   Coach, Inc. * ..........................................    58,700      3,311
Tobacco - 1.9%
   Altria Group, Inc. .....................................   205,200     12,538
U.S. Government Agencies - 1.7%
   Federal Home Loan Mortgage Corp. .......................    41,500   $  3,058
   Federal National Mortgage Assoc. .......................   118,000      8,403
                                                                        --------
                                                                          11,461
                                                                        --------

                                       TOTAL COMMON STOCK-
                                           (Cost $588,699)       98.5%   653,204

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 4.6%
   State Street Navigator Securities Lending
      Portfolio............................................   $30,542     30,542

SHORT-TERM INVESTMENTS - 1.5%

   Investment in joint trading account 2.29% due 01/03/05
      (Cost $9,900) .......................................    9,900      9,900
                                                             -------    -------
                                        TOTAL INVESTMENTS-
                                           (Cost $629,141)     104.6%   693,646
                      Payables, less cash and receivables-      (4.6)%  (30,353)
                                                             -------    -------
                                               NET ASSETS-     100.0%   663,293
                                                             =======    =======

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Large Cap Growth Fund (the "Fund" or "VST Large Cap Growth") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $3,783                   1.50%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
         $29,790                   $30,542

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $64, $9,020, $219,147, $137,940 and $35,899 which expire in 2007, 2008,
2009, 2010, and 2011, respectively.

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred approximately $3,311 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2005.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $500 Million and   Excess Over
First $500 Million      $1 Billion       $1 Billion
------------------   ----------------   -----------
       0.80%               0.75%           0.70%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $480.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, with respect to the Fund. Independence Investment LLC is an affiliate of John Hancock, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $779,415         $771,651

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $632,589       $78,613       $(17,556)        $61,057

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $402,070         $61,057

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $4,480                   $--                  $   --
2003          1,489                    --                   2,175

     Included in the Fund's 2004 distributions from ordinary income is $667 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On April 25, 2003, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

   Acquiring Fund              Target Fund
--------------------   --------------------------
VST Large Cap Growth   John Hancock VA Technology

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as a tax-free exchange as follows:

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Depreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
     1,083         $12,462       $(8,081)         $504,397             $516,859

     On October 15, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

   Acquiring Fund            Target Fund
--------------------   ----------------------
VST Large Cap Growth   VST Fundamental Growth
VST Large Cap Growth   VST Large Cap Growth B

     These combinations provided for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisitions were accounted for as a tax-free exchanges as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

                   Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
                     Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
  Target Fund     Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
---------------   --------------   -----------   ------------   ----------------   --------------------
VST Fundamental
   Growth              1,730         $23,265        $  749          $575,514             $598,779

VST Large Cap
   Growth B            2,078         $27,949        $1,045          $598,779             $626,728

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on October 15, 2004 on the following matters:

                                                                                      For   Against   Abstain
                                                                                      ---   -------   -------
To approve, as to the Large Cap Growth Fund, a proposal to combine with the           91%      3%        6%
   Fundamental Growth Fund of John Hancock Variable Series Trust I. Share holders in the Fundamental Growth Fund would receive Large Cap Growth Fund shares having the same value as their prior Fundamental Growth Fund shares.

To approve, as to the Large Cap Growth Fund, a proposal to combine with the           89%      2%        9%
   Large Cap Growth B Fund of John Hancock Variable Series Trust I. Share holders in the Large Cap Growth B Fund would receive Large Cap Growth Fund shares having the same value as their prior Large Cap Growth B Fund shares.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Growth Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Large Cap Value Fund
T. Rowe Price Associates, Inc.                                   Brian C. Rogers
--------------------------------------------------------------------------------

..    The Fund employs a bottom-up, value-oriented investment approach, focusing on companies with above-average dividend yields and low P/E ratios. The Fund's sector allocations are broadly diversified but are driven primarily by stock selection.

Fund Commentary

Performance: For the year 2004, the Large Cap Value Fund returned +15.00%, underperforming the +16.49% return of the Russell 1000 Value Index.

Environment: U.S. stocks posted their second consecutive year of gains for the first time since 1998-1999. Value shares outstripped growth by an impressive margin in 2004, while small- and mid-cap stocks outpaced large-company shares. The past year ended on a positive note as consumer confidence recovered. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices and uneasiness surrounding the election -- concerns that moderated during the final weeks of the year.

The Fund posted strong absolute results but trailed the Russell 1000 Value Index for the year due mainly to stock selection in the Financials sector and an overweight in Consumer Discretionary stocks. Within the Consumer Discretionary sector, newspaper stocks were hurt because of sluggish advertising trends. Health Care was another problematic area, as pharmaceutical stocks were negatively affected by limited growth prospects, generic competitive pressures, and well-publicized safety problems with high-profile drugs. However, good stock selection provided a partial offset, adding to relative results.

Outlook: We are cautious heading into 2005. The market is fairly valued, and the corporate profit outlook appears to be moderating. Earnings have reached record levels over the past year, and profit growth will likely be pressured by relatively high energy prices and higher short-term interest rates. Additionally, the trade and budget deficits, along with the ongoing war in Iraq, could make for a tougher environment. Nevertheless, we continue to view the economic environment as favorable. Corporate balance sheets appear strong with healthy levels of cash, and value stocks should benefit from favorable tax treatments for dividends and capital gains.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/96 (Fund Inception date)

           Large Cap Value Fund   Russell 1000(R) Value Index
           --------------------   ---------------------------
Apr-1996           $10,000                    $10,000
May-1996            10,190                     10,125
Jun-1996            10,255                     10,133
Jul-1996             9,977                      9,750
Aug-1996            10,186                     10,029
Sep-1996            10,618                     10,428
Oct-1996            10,860                     10,831
Nov-1996            11,451                     11,616
Dec-1996            11,391                     11,468
Jan-1997            11,699                     12,024
Feb-1997            11,979                     12,201
Mar-1997            11,724                     11,762
Apr-1997            12,016                     12,256
May-1997            12,582                     12,941
Jun-1997            13,059                     13,496
Jul-1997            13,805                     14,511
Aug-1997            13,447                     13,994
Sep-1997            14,081                     14,840
Oct-1997            13,703                     14,425
Nov-1997            14,220                     15,063
Dec-1997            14,644                     15,503
Jan-1998            14,539                     15,283
Feb-1998            15,250                     16,312
Mar-1998            15,954                     17,310
Apr-1998            15,869                     17,426
May-1998            15,598                     17,167
Jun-1998            15,561                     17,387
Jul-1998            15,107                     17,081
Aug-1998            13,634                     14,539
Sep-1998            14,373                     15,373
Oct-1998            15,261                     16,564
Nov-1998            15,884                     17,336
Dec-1998            15,999                     17,926
Jan-1999            15,600                     18,069
Feb-1999            15,470                     17,814
Mar-1999            15,889                     18,183
Apr-1999            17,601                     19,881
May-1999            17,469                     19,662
Jun-1999            17,932                     20,233
Jul-1999            17,538                     19,641
Aug-1999            17,003                     18,912
Sep-1999            16,394                     18,251
Oct-1999            16,974                     19,301
Nov-1999            16,678                     19,151
Dec-1999            16,524                     19,243
Jan-2000            15,752                     18,615
Feb-2000            14,461                     17,232
Mar-2000            16,067                     19,335
Apr-2000            16,209                     19,110
May-2000            16,987                     19,311
Jun-2000            16,141                     18,429
Jul-2000            16,308                     18,659
Aug-2000            17,100                     19,697
Sep-2000            17,218                     19,878
Oct-2000            18,044                     20,366
Nov-2000            17,845                     19,610
Dec-2000            18,667                     20,593
Jan-2001            18,863                     20,672
Feb-2001            18,597                     20,097
Mar-2001            18,092                     19,387
Apr-2001            18,861                     20,337
May-2001            19,494                     20,794
Jun-2001            19,104                     20,333
Jul-2001            19,166                     20,290
Aug-2001            18,813                     19,477
Sep-2001            17,551                     18,106
Oct-2001            17,547                     17,950
Nov-2001            18,573                     18,994
Dec-2001            18,900                     19,441
Jan-2002            18,872                     19,291
Feb-2002            19,145                     19,323
Mar-2002            19,744                     20,237
Apr-2002            19,187                     19,543
May-2002            19,399                     19,640
Jun-2002            18,172                     18,513
Jul-2002            16,596                     16,792
Aug-2002            16,778                     16,919
Sep-2002            15,033                     15,037
Oct-2002            15,970                     16,152
Nov-2002            17,102                     17,169
Dec-2002            16,397                     16,423
Jan-2003            15,898                     16,026
Feb-2003            15,365                     15,598
Mar-2003            15,395                     15,624
Apr-2003            16,750                     17,000
May-2003            17,811                     18,097
Jun-2003            17,972                     18,323
Jul-2003            18,078                     18,596
Aug-2003            18,397                     18,886
Sep-2003            18,231                     18,702
Oct-2003            19,146                     19,846
Nov-2003            19,236                     20,115
Dec-2003            20,580                     21,355
Jan-2004            20,909                     21,731
Feb-2004            21,345                     22,196
Mar-2004            20,952                     22,002
Apr-2004            20,854                     21,464
May-2004            20,949                     21,683
Jun-2004            21,508                     22,196
Jul-2004            21,096                     21,883
Aug-2004            21,314                     22,194
Sep-2004            21,660                     22,538
Oct-2004            21,887                     22,913
Nov-2004            22,839                     24,071
Dec-2004            23,668                     24,877

Value on 12/31/04:
------------------
$23,668 Large Cap Value Fund
$24,877 Russell 1000(R) Value Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of June 30, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
General Electric Co.                                                     2.1%
JP Morgan Chase & Co.                                                    2.0%
Exxon Mobil Corp.                                                        1.9%
ChevronTexaco Corp.                                                      1.8%
Marsh & McLennan Cos., Inc.                                              1.7%
Viacom, Inc.                                                             1.7%
Merck & Co., Inc.                                                        1.6%
Royal Dutch Petroleum Co.                                                1.5%
Bank of America Corp.                                                    1.5%
Honeywell International, Inc.                                            1.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                     Large Cap   Russell 1000(R)
                                                    Value Fund     Value Index
                                                    ----------   ---------------
1 Year                                                15.00%          16.49%
3 Years                                                7.79%           8.57%
5 Years                                                7.45%           5.27%
Since Inception (5/1/96)                              10.44%          11.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Financials                                                              19.9%
Consumer Discretionary                                                  16.1%
Industrials                                                             13.5%
Health Care                                                              9.7%
Energy                                                                   9.3%
Consumer Staples                                                         7.9%
Materials                                                                6.6%
Telecommunication Services                                               6.2%
Information Technology                                                   5.2%
Utilities                                                                4.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Large Cap Value Fund
T. Rowe Price Associates, Inc.                                   Brian C. Rogers
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Large Cap Value Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,100.40
Expense paid per $1,000*                                               $    4.36

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.99
Expense paid per $1,000*                                               $    4.19

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Large Cap Value Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $45,773 of
   securities loaned (Note B)) ......................................   $370,368
Net unrealized appreciation of investments ..........................     65,663
Short-term investments at value .....................................     64,560
                                                                        --------
      Total investments .............................................    500,591
Receivable for:
   Investments sold .................................................      1,787
   Fund shares sold .................................................        178
   Interest .........................................................         51
   Dividends ........................................................        760
   Foreign dividend tax withholdings reclaim ........................         14
                                                                        --------
Total assets ........................................................    503,381
                                                                        --------
LIABILITIES
Payables for:
   Investments purchased ............................................        324
   Foreign dividend tax withholding .................................          1
   Collateral for securities on loan ................................     46,904
   Accrued operating expenses .......................................        138
                                                                        --------
Total liabilities ...................................................     47,367
                                                                        --------
Net assets ..........................................................   $456,014
                                                                        ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized)  .....................................................     28,654
                                                                        --------
Net asset value per share ...........................................   $  15.91
                                                                        ========
Composition of net assets:
   Capital paid-in ..................................................   $389,409
   Accumulated net realized gain on investments and
      foreign currency transactions .................................        932
   Undistributed net investment income ..............................         10
   Net unrealized appreciation of investments .......................     65,663
                                                                        --------
Net assets ..........................................................   $456,014
                                                                        ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Large Cap Value Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $   381
   Dividends (net of foreign withholding tax of $71)                      9,432
   Securities lending ...............................................        20
                                                                        -------
Total investment income .............................................     9,833
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................     3,043
   Auditors fees ....................................................        48
   Custodian fees ...................................................       108
   Fidelity Bond fees ...............................................         1
   Legal fees .......................................................        61
   Printing & mailing fees ..........................................        61
   Trustees' fees ...................................................        11
   Other fees .......................................................        13
                                                                        -------
Total expenses ......................................................     3,346
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................       (44)
                                                                        -------
Net expenses ........................................................     3,302
                                                                        -------
Net investment income ...............................................     6,531
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    14,132
      Foreign currency transactions .................................       (27)
   Change in unrealized appreciation on:
      Investments ...................................................    37,125
                                                                        -------
Net realized and unrealized gain ....................................    51,230
                                                                        -------
Net increase in net assets resulting from operations ................   $57,761
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Large Cap Value Fund
(000's Omitted)

                                                                 Year Ended     Year Ended
                                                                December 31,   December 31,
                                                                    2004           2003
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS From operations
   Net investment income ....................................     $  6,531       $  5,467
   Net realized gain ........................................       14,105          5,115
   Change in net unrealized appreciation ....................       37,125         61,944
                                                                  --------       --------
      Net increase in net assets resulting from operations ..       57,761        72,526
Distributions to shareholders from:
   Net investment income ....................................       (6,530)        (5,790)
   Realized gains ...........................................      (12,780)        (5,006)
                                                                  --------       --------
      Decrease in net assets resulting from distributions ...      (19,310)       (10,796)
From fund share transactions:
   Proceeds from shares sold ................................      131,687        120,218
   Distributions reinvested .................................       19,310         10,796
   Payment for shares redeemed ..............................      (98,997)       (87,322)
                                                                  --------       --------
      Increase in net assets from fund share transactions ...       52,000         43,692
                                                                  --------       --------
NET INCREASE IN NET ASSETS ..................................       90,451        105,422
NET ASSETS
   Beginning of Period ......................................      365,563        260,141
                                                                  --------       --------
   End of Period (including undistributed net investment
      income of $10 and $123, respectively) .................     $456,014       $365,563
                                                                  ========       ========
Analysis of fund share transactions:
   Sold .....................................................        8,815          9,472
   Reinvested ...............................................        1,234            801
   Redeemed .................................................       (6,672)        (6,839)
                                                                  --------       --------
Net increase in fund shares outstanding .....................        3,377          3,434
                                                                  ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                                        Large Cap Value Fund
                                                                    -----------------------------------------------------------
                                                                                      Year Ended December 31,
                                                                    -----------------------------------------------------------
                                                                      2004          2003          2002        2001       2000
                                                                    --------      --------      --------    --------   --------
Net Assets Value at Beginning of Period .........................   $  14.46      $  11.91      $  14.15    $  14.38   $  13.49
Income from Investment Operations:
   Net Investment Income ........................................       0.24          0.23          0.22        0.22       0.27
   Net Realized and Unrealized Gain (Loss) on Investment(a) .....       1.91          2.76         (2.07)      (0.05)      1.45
                                                                    --------      --------      --------    --------   --------
   Total From Investment Operations .............................       2.15          2.99         (1.85)       0.17       1.72
Less Distributions:
   Distribution from Net Investment Income ......................      (0.24)        (0.24)        (0.22)      (0.22)     (0.28)
   Distribution from Net Realized Gains on Investments ..........      (0.46)        (0.20)        (0.17)      (0.18)     (0.53)
   Distribution from Excess of Net Investment Income/Gains ......                                                         (0.01)
   Distribution from Capital Paid-in ............................                                                         (0.01)
                                                                    --------      --------      --------    --------   --------
   Total Distributions ..........................................      (0.70)        (0.44)        (0.39)      (0.40)     (0.83)
                                                                    --------      --------      --------    --------   --------
Net Assets Value at End of Period ...............................   $  15.91      $  14.46      $  11.91    $  14.15   $  14.38
                                                                    ========      ========      ========    ========   ========
Total Investment Return(b) ......................................      15.00%        25.51%       (13.24)%      1.25%     12.97%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .............       0.83%(c)      0.82%(c)      0.83%       0.82%      0.78%
   Ratio of Net Investment Income to Average Net Assets .........       1.61%         1.83%         1.67%       1.54%      2.04%
   Portfolio Turnover Rate ......................................      26.42%        17.73%        16.04%      18.19%     42.12%
Net Assets End of Period (000s Omitted) .........................   $456,014      $365,563      $260,141    $260,646   $204,535

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                          Market
                       Name of Issuer                          Shares     Value
                       --------------                         -------    -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 2.7%
   Lockheed Martin Corp. ..................................    77,000    $ 4,277
   Raytheon Co. ...........................................   107,800      4,186
   Rockwell Collins, Inc. .................................    97,700      3,853
                                                                         -------
                                                                          12,316
Banks - 7.1%
   AmSouth Bancorp. # .....................................    11,700        303
   Bank of America Corp. ..................................   136,424      6,411
   Bank of Ireland * ......................................   130,300      2,147
   JP Morgan Chase & Co. ..................................   225,286      8,787
   Mellon Financial Corp. .................................   134,100      4,172
   Mercantile Bankshares Corp. ............................    35,700      1,864
   National City Corp. ....................................    54,100      2,031
   Northern Trust Corp. # .................................    33,600      1,632
   Suntrust Banks, Inc. ...................................    55,500      4,100
   Wilmington Trust Corp. .................................    27,100        980
                                                                         -------
                                                                          32,427
Beverages - 1.4%
   Coca-Cola Co. ..........................................   144,800      6,028
   Coca-Cola Enterprises, Inc. ............................     6,400        133
                                                                         -------
                                                                           6,161
Biotechnology - 0.7%
   Chiron Corp. * .........................................     3,100        104
   MedImmune, Inc. * ......................................   120,000      3,253
                                                                         -------
                                                                           3,357
Chemicals - 3.0%
   Dow Chemical Co. .......................................    89,400      4,426
   E.I. du Pont de Nemours & Co. ..........................    75,800      3,718
   Great Lakes Chemical Corp. .............................    62,300      1,775
   Hercules, Inc. * .......................................   104,100      1,546
   International Flavors & Fragrances, Inc. ...............    50,400      2,159
                                                                         -------
                                                                          13,624
Commercial Services & Supplies - 1.4%
   Cendant Corp. ..........................................    88,700      2,074
   Dun & Bradstreet Corp. *  ..............................     6,200        370
   Waste Management, Inc. .................................   134,090      4,014
                                                                         -------
                                                                           6,458
Communications Equipment - 1.6%
   Lucent Technologies, Inc. # * ..........................   256,000        962
   Motorola, Inc. .........................................   202,200      3,478
   Nokia Oyj - ADR ........................................   186,700      2,926
                                                                         -------
                                                                           7,366
Computers & Peripherals - 0.8%
   Hewlett-Packard Co. ....................................   179,488      3,764

Construction Materials - 0.5%
   Vulcan Materials Co. # .................................    44,700      2,441

Diversified Financials - 4.2%
   American Express Co. ...................................    63,200      3,563
   Charles Schwab Corp. ...................................   402,200    $ 4,810
   Citigroup, Inc. ........................................    55,066      2,653
   Janus Capgroup, Inc. # .................................    51,500        866
   Morgan Stanley, Dean Witter, Discover & Co. ............    89,400      4,963
   Wells Fargo & Co. ......................................    32,900      2,045
                                                                         -------
                                                                          18,900
Diversified Telecommunication Services - 5.9%
   Alltel Corp. ...........................................    70,600      4,149
   AT&T Corp. # ...........................................   160,920      3,066
   Qwest Communications International, Inc.*  .............   820,100      3,641
   SBC Communications, Inc. ...............................   152,555      3,932
   Sprint Corp. ...........................................   216,900      5,390
   Telus Corp. ............................................    20,500        617
   Telus Corp. ............................................    29,900        864
   Verizon Communications .................................   132,516      5,368
                                                                         -------
                                                                          27,027
Electric Utilities - 2.7%
   Constellation Energy Group, Inc. .......................    77,300      3,379
   Firstenergy Corp. ......................................    61,500      2,430
   Progress Energy, Inc. # ................................    32,000      1,448
   Teco Energy, Inc. # ....................................    64,100        983
   TXU Corp. # ............................................    25,200      1,627
   Xcel Energy, Inc. # ....................................   122,200      2,224
                                                                         -------
                                                                          12,091
Electric/Gas - 1.0%
   Duke Energy Co. ........................................   179,100      4,537

Electrical Equipment - 1.8%
   Cooper Industries, Ltd. - Cl. A ........................    57,400      3,897
   Emerson Electric Co. ...................................    26,200      1,837
   Rockwell International Corp. ...........................    50,500      2,502
                                                                         -------
                                                                           8,236
Electronic Equipment & Instruments - 0.0%
   Agilent Technologies, Inc. * ...........................     5,400        130

Energy Equipment & Services - 0.7%
   Baker Hughes, Inc. .....................................    24,900      1,063
   Schlumberger, Ltd. .....................................    31,700      2,122
                                                                         -------
                                                                           3,185
Finance - 2.7%
   Dow Jones & Co., Inc. # ................................   114,200      4,918
   Marsh & McLennan Cos., Inc. ............................   229,800      7,560
                                                                         -------
                                                                          12,478
Food Products - 2.6%
   Campbell Soup Co. ......................................   126,400      3,778
   ConAgra, Inc. ..........................................    63,800      1,879
   General Mills, Inc. ....................................    76,700      3,813
   Unilever NV * ..........................................    36,100      2,410
                                                                         -------
                                                                          11,880

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Equipment & Supplies - 0.8%
   Baxter International, Inc. ..............................   108,100   $ 3,734
Health Care Providers & Services - 1.0%
   Cardinal Health, Inc. ...................................    50,400     2,931
   CIGNA Corp. .............................................    16,600     1,354
                                                                         -------
                                                                           4,285
Hotels Restaurants & Leisure - 1.9%
   Hilton Hotels Corp. .....................................   127,200     2,893
   McDonald's Corp. ........................................   100,700     3,228
   Starwood Hotels & Resorts Worldwide, Inc. ...............    42,400     2,476
                                                                         -------
                                                                           8,597
Household Durables - 2.9%
   Fortune Brands, Inc. ....................................    46,300     3,573
   Newell Rubbermaid, Inc. # ...............................   191,500     4,632
   Sony Corp. * ............................................    58,000     2,236
   Whirlpool Corp. .........................................    38,300     2,651
                                                                         -------
                                                                          13,092
Household Products - 2.5%
   Clorox Co. ..............................................    32,700     1,927
   Colgate-Palmolive Co. ...................................   108,500     5,551
   Kimberly-Clark Corp. ....................................    56,400     3,712
                                                                         -------
                                                                          11,190
Industrial Conglomerates - 3.4%
   General Electric Co. ....................................   252,900     9,231
   Honeywell International, Inc. ...........................   179,100     6,342
                                                                         -------
                                                                          15,573
Insurance - 4.5%
   Chubb Corp. .............................................    41,200     3,168
   Lincoln National Corp. ..................................    76,631     3,577
   Safeco Corp. # ..........................................    73,500     3,840
   St. Paul Cos., Inc. .....................................    99,836     3,701
   Unumprovident Corp. * ...................................    39,700     1,221
   UnumProvident Corp. # ...................................   168,000     3,014
   XL Capital, Ltd. - Cl. A ................................    25,800     2,003
                                                                         -------
                                                                          20,524
Leisure Equipment & Products - 2.0%
   Eastman Kodak Co. # .....................................   134,700     4,344
   Mattel, Inc. ............................................   245,100     4,777
                                                                         -------
                                                                           9,121
Machinery - 0.7%
   Pall Corp. ..............................................   116,400     3,370
Media - 7.2%
   Comcast Corp. - Cl. A * .................................   186,081     6,193
   Knight-Ridder, Inc. .....................................    38,900     2,604
   New York Times Co. - Cl. A # ............................   151,700     6,189
   The Walt Disney Co. .....................................   171,900     4,779
   Time Warner, Inc. * .....................................   295,600     5,746
   Viacom, Inc. - Cl. B ....................................   201,400   $ 7,329
                                                                         -------
                                                                          32,840
 Metals & Mining - 1.0%
   Alcoa, Inc. .............................................    81,300     2,555
   Nucor Corp. # ...........................................    34,800     1,821
                                                                         -------
                                                                           4,376
Multi-Utilities - 1.0%
   NiSource, Inc. ..........................................   205,200     4,674
Multiline Retail - 0.5%
   May Department Stores Co. ...............................    74,650     2,195
Oil & Gas - 8.2%
   Amerada Hess Corp. ......................................    57,500     4,737
   Anadarko Petroleum Corp. ................................    48,400     3,137
   BP Amoco plc - ADR ......................................    74,332     4,341
   ChevronTexaco  Corp. ....................................   151,626     7,962
   Exxon Mobil Corp. .......................................   159,534     8,178
   Royal Dutch Petroleum Co. # .............................   113,700     6,524
   Unocal Corp. ............................................    57,900     2,503
                                                                         -------
                                                                          37,382
Paper & Forest Products - 1.8%
   International Paper Co. .................................   127,670     5,362
   MeadWestvaco Corp. ......................................    83,700     2,837
                                                                         -------
                                                                           8,199
Pharmaceuticals - 6.8%
   Abbott Laboratories .....................................    76,600     3,573
   Bristol-Myers Squibb Co. ................................   222,900     5,711
   Johnson & Johnson .......................................    92,500     5,866
   Merck & Co., Inc. .......................................   219,500     7,055
   Schering-Plough Corp. ...................................   166,500     3,476
   Wyeth ...................................................   123,800     5,273
                                                                         -------
                                                                          30,954
Real Estate Investment Trust - 0.5%
   Simon Property Group, Inc. ..............................    37,900     2,451
Road & Rail - 2.0%
   Norfolk Southern Corp. ..................................    88,400     3,199
   Union Pacific Corp. .....................................    86,100     5,790
                                                                         -------
                                                                           8,989
Semiconductor Equipment & Products - 1.2%
   Freescale Semiconductor, Inc. - Cl. B * .................    11,242       206
   Intel Corp. .............................................    68,100     1,593
   Texas Instruments, Inc. .................................   154,500     3,804
                                                                         -------
                                                                           5,603
Software - 0.9%
   Microsoft Corp. .........................................   157,600     4,209

Specialty Retail - 0.8%
   Home Depot, Inc. ........................................    81,700     3,492

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

                                                                        Market
                       Name of Issuer                        Shares      Value
                       --------------                       --------   --------
                                                                        (000's)
COMMON STOCK - Continued

Tobacco - 1.2%
   Altria Group, Inc. ...................................    38,500    $  2,352
   UST, Inc. ............................................    64,300       3,094
                                                                       --------
                                                                          5,446

Trading Companies & Distributors - 0.8%
   Genuine Parts Co. ....................................    85,400       3,763

U.S. Government Agencies - 0.7%
   Federal National Mortgage Assoc. .....................    43,800       3,119
                                                                       --------
                                      TOTAL COMMON STOCK-
                                          (Cost $368,355)      95.1%    433,556

PREFERRED STOCK

Automobiles - 0.1%
   Ford Motor Co. Capital Trust II # ....................                   766
                                                                       --------
                                   TOTAL PREFERRED STOCK-
                                              (Cost $725)       0.1%        766

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
PUBLICLY-TRADED BONDS

Communications Equipment - 0.4%
   Lucent Technologies, Inc. - Sub. Debs. #
   8.0% due 08/01/31 ....................................   $ 1,535       1,709
                                                                       --------
                             TOTAL PUBLICLY-TRADED BONDS-
                                            (Cost $1,288)       0.4%      1,709

INVESTMENT COMPANIES HELD AS COLLATERAL ON
   LOANED SECURITIES - 10.3%
   State Street Navigator Securities Lending Portfolio ..    46,904      46,904

SHORT-TERM INVESTMENTS - 3.9%
   Investment in joint trading account
   2.29% due 01/03/05
      (Cost $17,656) ....................................    17,656      17,656
                                                            -------    --------

                                       TOTAL INVESTMENTS-
                                          (Cost $434,928)     109.8%    500,591
                     Payables, less cash and receivables-      (9.8)%   (44,577)
                                                            -------    --------
                                              NET ASSETS-     100.0%   $456,014
                                                            =======    ========

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Large Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account
I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximate market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETFs in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2004, the Fund had no bank borrowings.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. For the year ended December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $45,773                  $46,904

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $71. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.75% on an annual basis of the Fund's net assets.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $44.

     John Hancock has entered into a Sub-Advisory Agreement with T. Rowe Price Associates, Inc., which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $133,275           $102,807

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $437,465       $75,257       $(12,131)        $63,126

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   ordinary     net long-term    Capital Loss   Net Unrealized
    Income       capital gain   carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $899           $2,579           $--            $63,126

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $9,564                 $9,746                  $--
2003          8,294                  2,502                   --

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Large Cap Value Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Managed Fund
Independence Investment LLC                             J. Forelli/J. Shallcross
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with two sub-advisers independently managing a portion of the Fund and each using distinct investment strategies.

..    Independence Investment LLC has a target mix of 60% stocks and 40% bonds and selects securities using fundamental research and quantitative portfolio construction.

..    Capital Guardian Trust Company has a target mix of 70% stocks and 30% bonds and selects securities using fundamental research and a multiple-manager system with the fund managed by several portfolio managers and analysts.

Fund Commentary

Overall Performance: For the year ending December 31, 2004, the Managed Fund returned +8.18%, underperforming the +8.29% return of the combined benchmark 60% S&P 500 Index/40% Lehman Brothers Aggregate Bond.

Independence Investment LLC

Equity Environment: The large cap equity markets struggled through much of 2004, but finished in positive territory with a very solid fourth quarter. Throughout most of the year, investor sentiment was muted by fears of terrorism, the maturing economic recovery, higher energy prices, and the uncertainty of the Presidential election. Oil was the big story of 2004 climbing throughout most of the year to record high prices. Although energy prices tailed off in time for the holiday spending season, consumer spending was pinched by these prices. Energy was the best performing sector for the year, followed by utilities. With the decline in oil prices in Q4, as well as a stronger corporate and consumer picture, the equity markets regained traction. The Independence portion of the Managed Fund underperformed earlier in the year but came back strong in the fourth quarter. For 2004, stock selection in utilities, healthcare and industrials was strong while stock selection in consumer discretionary detracted from performance. Sector weightings in technology detracted while an underweight in consumer staples added to performance.

Equity Outlook: Overall, our forecast for U.S. stock performance in 2005 is favorable. We expect continued recovery in corporate spending, an improved employment picture, and a healthy consumer to drive stocks higher. We stay attuned to potential risks including weakness in the US dollar, accelerating inflation, and an increase in bond yields.

Fixed Income Environment: Although early signs reminiscent of 1994 emerged in April, the bond market remained resilient throughout the year. Paradoxically, long-term interest rates finished the year lower in an interest rate-tightening environment. The 10-Year Treasury ended the year virtually unchanged in yield, while short-term rates rose by nearly a full percentage point.

Benign inflation and concerns of chronic fatigue in the labor market kept a lid on interest rates, while the Federal Reserve lifted short-term rates higher. Despite some volatile labor market numbers, other cyclical economic indicators reaffirmed the economy's growth. There were several economic hurdles, notably investor paranoia over slower growth expectations, higher energy prices, the falling U.S. dollar, concerns over higher interest rates, geopolitical issues and slower growth in Asia. However, most spread sectors performed well as underlying improving fundamentals and strong market technicals pushed spreads tighter.

Corporate bonds were the best performer. The portfolio remained overweight in corporate credit, and benefited from having a high concentration in lower rated bonds. Larger weightings in media/cable, telecommunications, energy, utilities and consumer cyclicals added to performance. Asset Backed Securities and Commercial Mortgage Backed Securities had strong performance. We remained overweight and benefited from owning a higher concentration of home equity bonds.

Fixed Income Outlook: The economy is poised for gradual growth, but there are lingering issues. The Fed is still in tightening mode. Oil prices remain high, but so far this has been moderately absorbed by consumers and some industries. The falling dollar remains a concern. Interest rates will probably trend higher. Corporate bonds should still benefit from improving fundamentals and positive technicals, but profit taking could lead to short-term spread widening. The mortgage market looks relatively expensive and unattractive.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Managed Fund
Independence Investment LLC                             J. Forelli/J. Shallcross
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

Capital Guardian Trust Company

Environment: The fund benefited during the year from being overweight equities relative to the benchmark weight as stocks outperformed bonds by a wide margin.

The equity portion of the fund benefited from stock selection in financials, telecomm services and consumer staples as well as from being underweight information technology, which underperformed the market for the year. From a market capitalization perspective, being underweight the largest companies in the index was a major contributor to overall returns as smaller to mid-capitalization names outperformed the mega-cap stocks for the year. Detracting from equity returns in 2004 was stock selection in health care, consumer discretionary and materials.

Within the fixed-income portfolio, the fund benefited from its allocation to lower-rated bonds and from being bulleted relative to the index along the yield curve. Detracting somewhat from results within the bond portfolio was issue selection within automobiles, electronic equipment & instruments and private label mortgage bonds.

Outlook: Our overweight position in equities is partially due to a somewhat negative outlook for bonds. We remain concerned about the risk of rising interest rates in the U.S. and therefore are slightly short duration within bond portfolios. Goods price inflation has turned positive for the first time in three years and the Federal Reserve is poised to continue tightening monetary policy, though it has indicated it will do this in a measured way.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/93 (10-year period)

             Managed Fund   Managed Benchmark (1)
             ------------   ---------------------
12/31/1994      $10,000            $10,000
01/31/1995       10,188             10,229
02/28/1995       10,493             10,549
03/31/1995       10,630             10,737
04/30/1995       10,866             10,969
05/31/1995       11,283             11,398
06/30/1995       11,448             11,573
07/31/1995       11,630             11,754
08/31/1995       11,769             11,841
09/30/1995       12,118             12,146
10/31/1995       12,142             12,203
11/30/1995       12,532             12,563
12/31/1995       12,709             12,767
01/31/1996       12,905             13,029
02/29/1996       12,851             12,978
03/31/1996       12,865             12,995
04/30/1996       12,892             13,054
05/31/1996       13,046             13,210
06/30/1996       13,171             13,326
07/31/1996       12,882             13,048
08/31/1996       12,993             13,175
09/30/1996       13,400             13,660
10/31/1996       13,727             13,999
11/30/1996       14,254             14,650
12/31/1996       14,071             14,439
01/31/1997       14,405             14,910
02/28/1997       14,455             14,989
03/31/1997       14,118             14,593
04/30/1997       14,500             15,139
05/31/1997       14,920             15,676
06/30/1997       15,324             16,120
07/31/1997       16,190             16,977
08/31/1997       15,732             16,434
09/30/1997       16,260             17,006
10/31/1997       16,099             16,846
11/30/1997       16,484             17,274
12/31/1997       16,708             17,509
01/31/1998       16,893             17,716
02/28/1998       17,660             18,477
03/31/1998       18,313             19,071
04/30/1998       18,437             19,225
05/31/1998       18,377             19,100
06/30/1998       18,894             19,631
07/31/1998       18,698             19,521
08/31/1998       16,947             17,956
09/30/1998       17,530             18,814
10/31/1998       18,462             19,692
11/30/1998       19,233             20,453
12/31/1998       20,119             21,185
01/31/1999       20,424             21,776
02/28/1999       19,868             21,218
03/31/1999       20,291             21,774
04/30/1999       20,876             22,308
05/31/1999       20,546             21,913
06/30/1999       21,275             22,614
07/31/1999       20,829             22,153
08/31/1999       20,699             22,082
09/30/1999       20,436             21,821
10/31/1999       21,227             22,681
11/30/1999       21,363             22,958
12/31/1999       21,950             23,725
01/31/2000       21,129             22,977
02/29/2000       20,842             22,828
03/31/2000       22,343             24,289
04/30/2000       22,012             23,823
05/31/2000       21,821             23,525
06/30/2000       22,216             24,068
07/31/2000       22,097             23,931
08/31/2000       23,108             24,962
09/30/2000       22,394             24,234
10/31/2000       22,511             24,236
11/30/2000       21,560             23,250
12/31/2000       21,955             23,491
01/31/2001       22,507             24,144
02/28/2001       21,443             22,908
03/31/2001       20,621             22,084
04/30/2001       21,773             23,075
05/31/2001       21,917             23,223
06/30/2001       21,575             22,919
07/31/2001       21,566             22,990
08/31/2001       20,815             22,231
09/30/2001       19,788             21,257
10/31/2001       20,261             21,678
11/30/2001       21,208             22,556
12/31/2001       21,331             22,617
01/31/2002       21,172             22,493
02/28/2002       20,871             22,319
03/31/2002       21,337             22,674
04/30/2002       20,717             22,026
05/31/2002       20,629             22,004
06/30/2002       19,672             21,139
07/31/2002       18,597             20,253
08/31/2002       18,756             20,470
09/30/2002       17,525             19,268
10/31/2002       18,421             20,251
11/30/2002       19,122             20,964
12/31/2002       18,509             20,398
01/31/2003       18,167             20,084
02/28/2003       18,132             20,013
03/31/2003       18,264             20,124
04/30/2003       19,243             21,186
05/30/2003       19,957             22,014
06/30/2003       20,056             22,166
07/31/2003       20,084             22,102
08/31/2003       20,437             22,418
09/30/2003       20,521             22,512
10/31/2003       21,198             23,192
11/30/2003       21,298             23,336
12/31/2003       22,026             24,164
01/31/2004       22,379             24,507
02/28/2004       22,667             24,819
03/31/2004       22,502             24,667
04/30/2004       21,957             24,179
05/30/2004       22,109             24,339
06/30/2004       22,415             24,677
07/31/2004       21,952             24,284
08/31/2004       22,062             24,527
09/30/2004       22,252             24,714
10/31/2004       22,519             25,024
11/30/2004       23,186             25,552
12/31/2004       23,828             26,167

Value on 12/31/04:
------------------
$23,828 Managed Fund
$26,167 Managed Benchmark (1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Federal National Mortgage Assoc.                                        11.9%
General Electric Co.                                                     2.4%
U.S. Treasury                                                            2.1%
Citigroup, Inc.                                                          1.8%
Exxon Mobil Corp.                                                        1.6%
Microsoft Corp.                                                          1.5%
Johnson & Johnson                                                        1.5%
Federal Home Loan Mortgage Corp.                                         1.2%
JP Morgan Chase & Co.                                                    1.1%
Bank of America Corp.                                                    1.1%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                          Managed   Managed Fund
                                                            Fund    Benchmark/1/
                                                          -------   ------------
1 Year                                                     8.18%        8.29%
3 Years                                                    3.76%        4.98%
5 Years                                                    1.66%        1.98%
10 Years                                                   9.07%       10.10%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                        % of
                                                                     Investments
                                                                     -----------
Financials                                                              25.8%
Governments                                                             15.7%
Consumer Discretionary                                                  10.6%
Information Technology                                                  10.4%
Industrials                                                              9.4%
Health Care                                                              8.8%
Energy                                                                   5.9%
Consumer Staples                                                         4.2%
Utilities                                                                4.0%
Telecommunication Services                                               2.8%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Managed Fund Benchmark represents 50% S&P 500/50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500/40% Lehman Brothers Aggregate Bond Index from 1998 to present.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Managed Fund
Independence Investment LLC                             J. Forelli/J. Shallcross
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Managed Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,063.00
Expense paid per $1,000*                                               $    3.94

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,021.32
Expense paid per $1,000*                                               $    3.86

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Managed Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $90,783 of securities
   loaned (Note B)) .............................................    $1,836,426
Net unrealized appreciation of investments ......................       224,570
Short-term investments at value .................................       273,080
                                                                     ----------
      Total investments .........................................     2,334,076
Cash ............................................................           110
Receivable for:
   Investments sold .............................................         1,144
   Interest .....................................................         6,020
   Dividends ....................................................         2,297
   Foreign dividend tax withholding reclaim .....................             7
   Other receivables ............................................             2
                                                                     ----------
Total assets ....................................................     2,343,656
                                                                     ----------
LIABILITIES
Payables for:
   Investments purchased ........................................       170,454
   Fund shares purchased ........................................           210
   Collateral for securities on loan ............................        92,803
   Accrued operating expenses ...................................           960
   Other payables ...............................................             1
                                                                     ----------
Total liabilities ...............................................       264,428
                                                                     ----------
Net assets ......................................................    $2,079,228
                                                                     ==========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) ..................................................       153,060
                                                                     ----------
Net asset value per share .......................................    $    13.58
                                                                     ==========
Composition of net assets:
   Capital paid-in ..............................................    $1,961,999
   Accumulated net realized loss on investments and futures
      transactions ..............................................      (107,341)
   Net unrealized appreciation of investments ...................       224,570
                                                                     ----------
Net assets ......................................................    $2,079,228
                                                                     ==========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Managed Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ..................................................    $   28,801
      Dividends (net of foreign withholding tax of $92) .........        24,496
      Securities lending ........................................           148
                                                                     ----------
Total investment income .........................................        53,445
                                                                     ----------
EXPENSES
      Investment advisory fee ...................................        13,922
      Auditors fees .............................................           279
      Custodian fees ............................................           664
      Fidelity Bond fees ........................................             5
      Legal fees ................................................           344
      Printing & mailing fees ...................................           344
      Trustees' fees ............................................            62
      Other fees ................................................            59
                                                                     ----------
Total expenses ..................................................        15,679
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..............          (522)
                                                                     ----------
Net expenses ....................................................        15,157
                                                                     ----------
Net investment income ...........................................        38,288
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...............................................       105,891
      Financial futures contracts ...............................          (198)
      Change in unrealized appreciation on investments ..........        16,108
                                                                     ----------
Net realized and unrealized gain ................................       121,801
                                                                     ----------
Net increase in net assets resulting from operations ............    $  160,089
                                                                     ==========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Managed Fund
(000's Omitted)

                                                                                 Year Ended     Year Ended
                                                                                December 31,   December 31,
                                                                                    2004          2003(a)
                                                                                ------------   ------------
INCREASE(DECREASE) IN NET ASSETS
From operations
   Net investment income ....................................................    $   38,288     $   34,274
   Net realized gain (loss) .................................................       105,693         (6,738)
   Change in net unrealized appreciation ....................................        16,108        314,071
                                                                                 ----------     ----------
      Net increase in net assets resulting from operations ..................       160,089        341,607
Distributions to shareholders from:
   Net investment income ....................................................       (38,760)       (63,275)
   Capital paid-in ..........................................................                       (8,852)
                                                                                 ----------     ----------
      Decrease in net assets resulting from distributions ...................       (38,760)       (72,127)
From fund share transactions:
   Proceeds from shares sold ................................................       121,173         80,229
   Distributions reinvested .................................................        38,760         72,127
   Payment for shares redeemed ..............................................      (272,779)      (287,955)
                                                                                 ----------     ----------
      Decrease in net assets from fund share transactions ...................      (112,846)      (135,599)
                                                                                 ----------     ----------
NET INCREASE IN NET ASSETS ..................................................         8,483        133,881

NET ASSETS
   Beginning of Period ......................................................     2,070,745      1,936,864
                                                                                 ----------     ----------
   End of Period (including undistributed net investment income of $0 and $0,
      respectively) .........................................................    $2,079,228     $2,070,745
                                                                                 ==========     ==========
Analysis of fund share transactions:
   Sold .....................................................................         9,359          6,753
   Reinvested ...............................................................         2,978          5,842
   Redeemed .................................................................       (21,099)       (24,528)
                                                                                 ----------     ----------
Decrease in fund shares outstanding .........................................        (8,762)       (11,933)
                                                                                 ==========     ==========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                               Managed Fund
                                                  ------------------------------------------------------------------------
                                                                          Year Ended December 31,
                                                  ------------------------------------------------------------------------
                                                     2004           2003(g)          2002          2001           2000(c)
                                                  ----------      ----------      ----------    ----------      ----------
Net Assets Value at Beginning of Period .......   $    12.80      $    11.15      $    13.08    $    13.82      $    15.45
Income from Investment Operations:
   Net Investment Income ......................         0.23            0.21            0.21          0.28            0.44
   Net Realized and Unrealized Gain (Loss)
      on Investment(a) ........................         0.80            1.89           (1.93)        (0.67)          (0.45)
                                                  ----------      ----------      ----------    ----------      ----------
   Total From Investment Operations ...........         1.03            2.10           (1.72)        (0.39)          (0.01)
Less Distributions:
   Distribution from Net Investment
      Income ..................................        (0.25)          (0.39)          (0.21)        (0.28)          (0.44)
   Distribution from Net Realized Gains on
      Investments .............................                                                      (0.07)          (1.18)
   Distribution from Capital Paid-In ..........                        (0.06)
                                                  ----------      ----------      ----------    ----------      ----------
   Total Distributions ........................        (0.25)          (0.45)          (0.21)        (0.35)          (1.62)
                                                  ----------      ----------      ----------    ----------      ----------
Net Assets Value at End of Period .............   $    13.58      $    12.80      $    11.15    $    13.08      $    13.82
                                                  ==========      ==========      ==========    ==========      ==========
Total Investment Return(b) ....................         8.18%          19.00%         (13.23)%       (2.84)%          0.03%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ..................................         0.77%(f)        0.74%(f)        0.76%         0.73%           0.46%
   Ratio of Net Investment Income to Average
      Net Assets ..............................         1.87%           1.75%           1.77%         2.10%(d)        2.86%
   Portfolio Turnover Rate ....................       234.27%         216.32%         234.62%       190.73%(e)      210.35%
Net Assets End of Period (000s Omitted) .......   $2,079,228      $2,070,745      $1,936,864    $2,526,703      $2,995,794

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(d) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 2.29% for the years ended December 31, 2001.
(e)  Excludes merger activity.
(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(g)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND **

                                                                         Market
                       Name of Issuer                         Shares      Value
                       --------------                       ---------   --------
                                                                         (000's)
COMMON STOCK
Aerospace & Defense - 0.6%
   Boeing Co. (US) ......................................     175,800   $  9,101
   General Dynamics Corp. (US) ..........................       4,700        492
   Northrop Grumman Corp. (US) ..........................      14,300        777
   United Technologies Corp. (US) .......................      21,000      2,170
                                                                        --------
                                                                          12,540
Air Freight & Couriers - 0.6%
   Fedex Corp. (US) .....................................     126,800     12,489
Airlines - 0.0%
   Delta Air Lines, Inc. (US) ...........................       3,044         23
Auto Components - 0.2%
   Magna International, Inc. - Cl. A (US) ...............      50,400      4,161
Banks - 2.8%
   Bank of America Corp. (US) ...........................     488,100     22,936
   Comerica, Inc. (US) ..................................      98,700      6,022
   JP Morgan Chase & Co. (US) ...........................     221,892      8,656
   Suntrust Banks, Inc. # (US) ..........................      64,700      4,780
   UnionBanCal Corp. (US) ...............................      50,600      3,263
   Wachovia Corp. (US) ..................................     246,900     12,987
                                                                        --------
                                                                          58,644
Beverages - 1.2%
   Anheuser-Busch Cos., Inc. (US) .......................      55,900      2,836
   Coca-Cola Co. (US) ...................................     217,600      9,058
   Constellation Brands, Inc. - Cl. A (US) ..............     107,800      5,014
   Pepsi Bottling Group, Inc. (US) ......................      53,000      1,433
   PepsiCo, Inc. (US) ...................................     132,300      6,906
                                                                        --------
                                                                          25,247
Biotechnology - 0.8%
   Amgen, Inc. (US) * ...................................     248,600     15,948
   Biogen IDEC, Inc. (US) * .............................       9,400        626
   ImClone Systems, Inc. # (US) * .......................      15,700        723
                                                                        --------
                                                                          17,297
Building Products - 0.1%
   Masco Corp. (US) .....................................      72,600      2,652
Chemicals - 1.4%
   Air Products & Chemicals, Inc. (US) ..................      39,200      2,272
   Dow Chemical Co. (US) ................................     271,800     13,457
   E.I. du Pont de Nemours & Co. (US) ...................      69,200      3,394
   Monsanto Co. (US) ....................................      85,700      4,761
   NALCO Holding Co. (US) * .............................     142,300      2,778
   Rohm & Haas Co. (US) .................................      57,500      2,543
                                                                        --------
                                                                          29,205
Commercial Services & Supplies - 0.6%
   Allied Waste Industries, Inc. (US) * .................      38,400        356
   Automatic Data Processing, Inc. (US) .................     158,200   $  7,016
   DST Systems, Inc. (US) * .............................      51,500      2,684
   Dun & Bradstreet Corp. (US) * ........................      35,400      2,112
   Monster Worldwide, Inc. (US) * .......................      16,200        545
                                                                        --------
                                                                          12,713
Communications Equipment - 2.0%
   Cisco Systems, Inc. (US) * ...........................     739,300     14,269
   Comverse Technology, Inc. (US) * .....................     132,000      3,227
   JDS Uniphase Corp. # (US) * ..........................     294,000        932
   Motorola, Inc. (US) ..................................     548,800      9,439
   Nokia Oyj - ADR (US) .................................     353,100      5,533
   Polycom, Inc. (US) * .................................      42,400        989
   Qualcomm, Inc. (US) * ................................     175,100      7,424
                                                                        --------
                                                                          41,813
Computers & Peripherals - 2.2%
   Apple Computer, Inc. (US) * ..........................     121,000      7,792
   Dell, Inc. (US) * ....................................     298,400     12,575
   EMC Corp. (US) * .....................................     399,400      5,939
   International Business Machines Corp. (US) ...........     173,900     17,143
   Lexmark International Group, Inc. - Cl. A (US) * .....      13,500      1,147
   Seagate Technology # (US) ............................      53,400        922
   Sun Microsystems, Inc. (US) * ........................     184,500        993
                                                                        --------
                                                                          46,511
Construction & Engineering - 0.4%
   American Standard Cos., Inc. (US) * ..................     110,900      4,582
   Fluor Corp. # (US) ...................................      81,300      4,432
                                                                        --------
                                                                           9,014
Credit Card - 0.4%
   MBNA Corp. (US) ......................................     281,800      7,944
Diversified Financials - 6.1%
   AmeriCredit Corp. # (US) * ...........................      46,900      1,147
   Bear Stearns Cos., Inc. # (US) * .....................      58,900      6,026
   Capital One Financial Corp. (US) .....................     113,200      9,533
   CIT Group, Inc. (US) .................................     120,800      5,535
   Citigroup, Inc. (US) .................................     648,400     31,240
   Goldman Sachs Group, Inc. (US) .......................     113,000     11,757
   Hartford Financial Services Group, Inc. (US) .........     212,500     14,728
   Morgan Stanley, Dean Witter, Discover & Co. (US) .....     152,600      8,472
   SLM Corp. (US) .......................................     382,100     20,400
   State Street Corp. (US) ..............................      14,900        732
   Washington Mutual, Inc. (US) .........................     229,900      9,720
   Wells Fargo & Co. (US) ...............................     127,300      7,912
                                                                        --------
                                                                         127,202

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                         Market
                       Name of Issuer                         Shares      Value
                       --------------                       ---------   --------
                                                                         (000's)
COMMON STOCK - Continued
Diversified Telecommunication Services - 1.7%
   CenturyTel, Inc. # (US) ..............................      71,900   $  2,550
   Citizens Communications Co. (US) .....................     180,900      2,495
   Qwest Communications International, Inc. (US) * ......      43,800        194
   Sprint Corp. (US) ....................................     562,950     13,989
   Verizon Communications (US) * ........................     391,500     15,860
                                                                        --------
                                                                          35,088
Electric Utilities - 1.4%
   AES Corp. (US) * .....................................     711,400      9,725
   Edison International (US) ............................     254,600      8,155
   TXU Corp. # (US) .....................................     163,600     10,562
                                                                        --------
                                                                          28,442
Electrical Equipment - 0.7%
   Cooper Industries, Ltd. - Cl. A (US) .................      16,400      1,113
   Emerson Electric Co. (US) ............................      68,700      4,816
   Rockwell International Corp. (US) ....................     189,200      9,375
                                                                        --------
                                                                          15,304
Electronic Equipment & Instruments - 0.4%
   Agilent Technologies, Inc. (US) * ....................      33,000        795
   Avnet, Inc. (US) * ...................................      64,500      1,176
   Flextronics International, Ltd. (US) * ...............      71,800        992
   Jabil Circuit, Inc. (US) * ...........................      49,200      1,259
   Vishay Intertechnology, Inc. (US) * ..................     240,000      3,605
                                                                        --------
                                                                           7,827
Energy Equipment & Services - 1.2%
   Baker Hughes, Inc. (US) ..............................     193,600      8,261
   BJ Services Co. (US) .................................      57,500      2,676
   National-Oilwell, Inc. # (US) * ......................     126,800      4,475
   Schlumberger, Ltd. (US) ..............................      73,500      4,921
   Transocean Sedco Forex, Inc. (US) * ..................      48,200      2,043
   Weatherford Bermuda (US) * ...........................      49,700      2,549
                                                                        --------
                                                                          24,925
Food & Drug Retailing - 0.1%
   Sysco Corp. (US) .....................................      28,000      1,069
Food Products - 0.3%
   Campbell Soup Co. (US) * .............................     177,700      5,311
   Kraft Foods, Inc. - Cl. A (US) .......................      47,200      1,681
                                                                        --------
                                                                           6,992
Gas Utilities - 0.8%
   Kinder Morgan Management LLC (US) ....................      88,337      3,595
   Kinder Morgan, Inc. (US) .............................      17,770      1,300
   Sempra Energy (US) ...................................      92,200   $  3,382
   Williams Cos., Inc. (US) * ...........................     500,500      8,153
                                                                        --------
                                                                          16,430
Health Care Equipment & Supplies - 0.6%
   Applera Corporation - Applied Biosystems Group (US) ..      76,200      1,593
   Becton, Dickinson & Co. (US) .........................     120,300      6,833
   Boston Scientific Corp. (US) * .......................      41,900      1,490
   Guidant Corp. (US) ...................................      44,700      3,223
                                                                        --------
                                                                          13,139
Health Care Providers & Services - 2.0%
   Aetna US Healthcare, Inc. (US) .......................      73,100      9,119
   Amerisource Bergen Corp. # (US) * ....................     152,100      8,925
   CIGNA Corp. (US) .....................................       9,500        775
   DaVita, Inc. (US) * ..................................      31,500      1,245
   Humana, Inc. (US) * ..................................     124,400      3,694
   Lincare Holdings, Inc. (US) * ........................      76,200      3,250
   PacifiCare Health Systems, Inc. # (US) * .............      29,400      1,662
   Triad Hospitals, Inc. # (US) * .......................      23,600        878
   United Health Group, Inc. (US) .......................     138,700     12,210
                                                                        --------
                                                                          41,758
Hotels Restaurants & Leisure - 0.4%
   Carnival Corp. (US) ..................................      22,100      1,274
   Las Vegas Sands Corp. (US) * .........................      22,550      1,082
   Marriott International, Inc. - Cl. A (US) ............      63,600      4,006
   McDonald's Corp. (US) ................................      38,300      1,228
   Starwood Hotels & Resorts Worldwide, Inc. (US) .......      20,400      1,191
                                                                        --------
                                                                           8,781
Household Durables - 1.2%
   Centex Corp. (US) ....................................      90,400      5,386
   Fortune Brands, Inc. (US) ............................     118,100      9,115
   Newell Rubbermaid, Inc. (US) .........................     217,000      5,249
   Stanley Works (US) ...................................     119,800      5,869
                                                                        --------
                                                                          25,619
Household Products - 0.8%
   Kimberly-Clark Corp. (US) ............................     140,000      9,213
   Procter & Gamble Co. (US) ............................     125,700      6,924
                                                                        --------
                                                                          16,137
Industrial Conglomerates - 3.5%
   General Electric Co. (US) ............................   1,297,000     47,341
   Reynolds American, Inc. # (US) .......................      83,000      6,524
   Textron, Inc. (US) ...................................     141,300     10,428
   Tyco International, Ltd. (US) ........................     228,300      8,159
                                                                        --------
                                                                          72,452

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                          Market
                        Name of Issuer                          Shares    Value
                        --------------                         -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Insurance - 3.8%
   Allstate Corp. (US) .....................................   148,400   $ 7,675
   American International Group, Inc. (US) .................   254,700    16,726
   Assurant, Inc. (US) .....................................    21,700       663
   Chubb Corp. (US) ........................................    19,100     1,469
   Everest Re Group, Ltd. (US) .............................    74,400     6,663
   Lincoln National Corp. (US) .............................    81,800     3,818
   Prudential Financial, Inc. (US) .........................   272,500    14,977
   Safeco Corp. (US) * .....................................    56,700     2,962
   St. Paul Travelers Cos., Inc. # (US) ....................   125,000     4,634
   The PMI Group, Inc. (US) ................................    70,000     2,923
   Wellpoint, Inc. (US) * ..................................   120,800    13,892
   XL Capital, Ltd. - Cl. A (US) ...........................    34,500     2,679
                                                                         -------
                                                                          79,081
Internet & Catalog Retail - 0.0%
   Amazon.com, Inc. (US) * .................................    16,900       748

Internet Software & Services - 0.5%
   Google, Inc. - Cl. A (US) * .............................     4,000       772
   IAC / InterActive Corp. # (US) * ........................   169,500     4,682
   McAfee, Inc. (US) * .....................................   122,100     3,532
   VeriSign, Inc. (US) * ...................................    19,500       654
                                                                         -------
                                                                           9,640
IT Consulting & Services - 0.7%
   Accenture, Ltd. - Cl. A (US) * ..........................   154,100     4,161
   Affiliated Computer Services, Inc. - Cl. A (US) * .......    65,900     3,967
   Computer Sciences Corp. (US) * ..........................   107,900     6,082
                                                                         -------
                                                                          14,210
Leisure Equipment & Products - 0.4%
   Brunswick Corp. (US) ....................................   143,700     7,113
   Mattel, Inc. (US) * .....................................    70,400     1,372
                                                                         -------
                                                                           8,485
Machinery - 0.8%
   Cummings Engine Co., Inc. (US) ..........................    45,900     3,846
   Danaher Corp. (US) ......................................    60,000     3,445
   Ingersoll-Rand Co. - Cl. A (US) .........................    64,900     5,212
   Navistar International Corp., Inc. - Cl. B # (US) * .....    28,500     1,253
   Parker-Hannifin Corp. (US) ..............................    46,400     3,514
                                                                         -------
                                                                          17,270
Media - 2.3%
   Cablevision Systems Corp. - Cl. A # (US) * ..............   110,361     2,748
   Clear Channel Communications, Inc. (US) .................    20,400       683
   Comcast Corp. - Cl. A (US) * ............................   378,500    12,597
   Direct TV Group, Inc. (US) * ............................   150,072     2,512
   Knight-Ridder, Inc. (US) ................................    13,600       911
   McGraw-Hill Cos., Inc. (US) .............................    50,700     4,641
   Omnicom Group, Inc. (US) ................................    16,900   $ 1,425
   The Walt Disney Co. (US) * ..............................   656,700    18,256
   Time Warner, Inc. (US) * ................................   239,050     4,647
                                                                         -------
                                                                          48,420
Metals & Mining - 0.4%
   Alcoa, Inc. (US) ........................................    20,200       635
   Nucor Corp. (US) ........................................    77,600     4,061
   Phelps Dodge Corp. (US) .................................    38,700     3,828
                                                                         -------
                                                                           8,524
Multi-Utilities - 0.0%
   NiSource, Inc. (US) .....................................    30,000       683
Multiline Retail - 1.1%
   Costco Wholesale Corp. (US) .............................    41,500     2,009
   Dollar Tree Stores, Inc. (US) * .........................    97,000     2,782
   Federated Department Stores, Inc. (US) ..................   130,400     7,536
   Nordstrom, Inc. (US) ....................................    80,700     3,771
   Target Corp. (US) .......................................    23,100     1,199
   Wal-Mart Stores, Inc. (US) ..............................   118,000     6,233
                                                                         -------
                                                                          23,530
Office Electronics - 0.3%
   Xerox Corp. (US) * ......................................   339,500     5,775
Oil & Gas - 3.8%
   Ashland, Inc. (US) ......................................    66,500     3,882
   BP Amoco plc - ADR (US) .................................    42,800     2,500
   Conoco Phillips (US) ....................................   176,800    15,352
   Devon Energy Corp. (US) .................................   132,000     5,138
   EOG Resources, Inc. (US) ................................    88,500     6,315
   Equitable Resources, Inc. (US) ..........................    32,900     1,996
   Exxon Mobil Corp. (US) ..................................   630,300    32,309
   Murphy Oil Corp. (US) ...................................    53,800     4,328
   Royal Dutch Petroleum Co. (US) * ........................    74,500     4,275
   Shell Transport & Trading Co. (US) ......................    24,600     1,264
   Unocal Corp. (US) .......................................    33,400     1,444
                                                                         -------
                                                                          78,803
Paper & Forest Products - 0.3%
   International Paper Co. (US) ............................    39,500     1,659
   Louisiana-Pacific Corp. # (US) ..........................   163,900     4,383
                                                                         -------
                                                                           6,042
Personal Products - 0.4%
   Avon Products, Inc. (US) ................................    29,000     1,122
   Estee Lauder Cos., Inc. - Cl. A (US) ....................   176,700     8,088
                                                                         -------
                                                                           9,210
Pharmaceuticals - 5.2%
   Abbott Laboratories (US) ................................    85,900     4,007

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                        Market
                    Name of Issuer                         Shares       Value
                    --------------                       ---------   ----------
                                                                       (000's)
COMMON STOCK - Continued

Pharmaceuticals - Continued
   Allergan, Inc. (US) ...............................     124,600   $   10,101
   AstraZeneca Group plc - ADR (US) ..................     307,000       11,172
   Elan Corp. plc - ADR # (US) * .....................      34,200          932
   Eli Lilly & Co. (US) ..............................      96,500        5,476
   Forest Laboratories, Inc. (US) * ..................     226,200       10,147
   Johnson & Johnson (US) ............................     487,300       30,905
   Medco Health Solutions, Inc. (US) * ...............      20,400          849
   Merck & Co., Inc. (US) ............................     527,500       16,954
   Pfizer, Inc. (US) .................................     596,400       16,037
   Sepracor, Inc. # (US) * ...........................      10,100          600
                                                                     ----------
                                                                        107,180
Real Estate Investment Trust - 0.1%
   General Growth Properties (US) ....................      43,230        1,563
Road & Rail - 0.6%
   Burlington Northern Santa Fe Corp. (US) ...........     112,000        5,299
   Norfolk Southern Corp. (US) .......................     123,600        4,473
   Union Pacific Corp. (US) ..........................      24,700        1,661
                                                                     ----------
                                                                         11,433
Semiconductor Equipment & Products - 1.5%
   Advanced Micro Devices, Inc. # (US) * .............     140,600        3,096
   Applied Materials, Inc. (US) * ....................     482,300        8,247
   Freescale Semiconductor, Inc. - Cl. B (US) * ......      67,772        1,244
   Intel Corp. (US) ..................................     272,800        6,381
   KLA-Tencor Corp. (US) * ...........................      24,500        1,141
   Lam Research Corp. (US) * .........................      63,300        1,830
   Linear Technology Corp. (US) * ....................      26,100        1,012
   Micron Technology, Inc. # (US) * ..................      62,200          768
   Novellus Systems, Inc. (US) * .....................     124,900        3,484
   Teradyne, Inc. # (US) * ...........................      84,700        1,446
   Texas Instruments, Inc. (US) * ....................     114,300        2,814
                                                                     ----------
                                                                         31,463
Software - 2.7%
   Autodesk, Inc. (US) ...............................     127,800        4,850
   Cadence Design Systems, Inc. (US) * ...............      71,900          993
   Citrix Systems, Inc. (US) * .......................     125,400        3,076
   Microsoft Corp. (US) ..............................   1,179,000       31,491
   Oracle Corp. (US) * ...............................     374,400        5,137
   Sap Aktiengesellschaft - ADR # (US) ...............      43,700        1,932
   Symantec Corp. (US) * .............................     348,600        8,980
                                                                     ----------
                                                                         56,459
Specialty Retail - 3.0%
   Abercrombie & Fitch Co. (US) ......................      91,300        4,286
   AutoNation, Inc. (US) * ...........................     119,500        2,296
   Best Buy Co., Inc. (US) ...........................     104,900   $    6,233
   Circuit City Stores, Inc. (US) ....................     467,800        7,316
   Home Depot, Inc. (US) .............................     479,400       20,489
   Limited, Inc. (US) ................................     278,304        6,407
   Lowe's Cos., Inc. (US) ............................      52,800        3,041
   OfficeMax, Inc # (US) .............................      76,300        2,394
   RadioShack Corp. (US) .............................      81,100        2,667
   Sherwin-Williams Co. (US) .........................      83,300        3,718
   Williams-Sonoma, Inc. (US) * ......................      68,900        2,414
                                                                     ----------
                                                                         61,261
Textiles & Apparel - 0.4%
   Nike, Inc. - Cl. B (US) ...........................      88,400        8,017
Tobacco - 1.0%
   Altria Group, Inc. (US) ...........................     335,200       20,481
Trading Companies & Distributors - 0.4%
   W.W. Grainger, Inc. (US) ..........................     114,400        7,621
U.S. Government Agencies - 1.0%
   Federal Home Loan Mortgage Corp. (US) .............     123,200        9,080
   Federal National Mortgage Assoc. (US) .............     155,400       11,066
                                                                     ----------
                                                                         20,146
Wireless Telecommunications Services - 0.4%
   American Tower Corp. - Cl. A (US) * ...............      46,900          863
   Nextel Communications, Inc. - Cl. A (US) * ........     212,200        6,366
                                                                     ----------
                                                                          7,229
                                                                     ----------
                                  TOTAL COMMON STOCK-
                                     (Cost $1,153,136)        65.6%   1,364,692

                                                            Par
                                                           Value
                                                         ---------
                                                         (000's)
PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.2%
   Boeing Capital Corp. - Sr. Notes # (US)
   6.5% due 02/15/12 - A .............................   $   1,797        2,014
   Bombadier, Inc. - Notes 144A (a) # (US)
   6.3% due 05/01/14 - BB ............................       1,615        1,401
   Systems 2001 LLC - Cl. G 144A (a) (US)
   6.664% due 09/15/13 - AAA .........................         230          254
   Systems 2001 LLC - CTF Cl. B 144A (a) (US)
   7.156% due 12/15/11 - BBB .........................         301          326
                                                                     ----------
                                                                          3,995

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par     Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Airlines - 0.0%
   Delta Airlines, Inc. - Sr. Notes (US) (c)
   8.0% due 12/15/07 - NA ..................................        75    $   47

Auto Components - 0.0%
   Delphi (US)
   1.0% due 11/15/33 - B+ ..................................        40        38
   TRW Automotive - Sr. Sub. Notes # (US)
   11.0% due 02/15/13 - BB- ................................        45        54
                                                                          ------
                                                                              92
Auto Loan - 0.5%
   Ford Motor Credit Co. - Notes (US)
   6.875% due 02/01/06 - BBB- ..............................       953       982
   7.375% due 10/28/09 - # BBB- ............................       120       129
   Ford Motor Credit Co. - Bonds (US)
   7.375% due 02/01/11 - BBB- ..............................       150       161
   Ford Motor Credit Co. (US)
   7.875% due 06/15/10 - BBB- ..............................       125       138
   General Motors Acceptance Corp. - Sr. Notes # (US)
   5.625% due 05/15/09 - # BBB- ............................       900       900
   7.0% due 02/01/12 - BBB- ................................       900       927
   General Motors Acceptance Corp. - Notes (US)
   6.125% due 09/15/06 - BBB- ..............................     1,745     1,789
   7.75% due 01/19/10 - BBB- ...............................       300       322
   8.0% due 11/01/31 - BBB- ................................       250       257
   General Motors Acceptance Corp. (US)
   6.875% due 08/28/12 - BBB- ..............................     1,000     1,021
   GMAC Commercial Mortgage Securities, Inc. - CTF Cl. H
      144A (a) (US)
   5.31% due 05/10/36 - BBB- ...............................     3,000     2,995
   USAA Auto Owner Trust - Notes Ser. 2004 3 Cl. A3 (US)
   3.16% due 02/17/09 - AAA ................................       275       274
                                                                          ------
                                                                           9,895
Automobiles - 0.4%
   Daimler Chrysler NA Holding Corp. - Sr. Notes (US)
   6.5% due 11/15/13 - BBB .................................     1,040     1,128
   DaimlerChrysler NA (US)
   1.87% due 05/24/06 - BBB ................................     1,833     1,842
   DaimlerChrysler NA - Notes (US)
   3.75% due 06/04/08 - BBB ................................       100       100
   8.0% due 06/15/10 - # BBB ...............................       250       289
   DaimlerChrysler NA Holding Co. - Notes (US)
   4.75% due 01/15/08 - BBB ................................    $  125    $  128
   DaimlerChrysler NA Holding Co. (US)
   7.2% due 09/01/09 - BBB .................................       110       122
   First Invs Auto Owner Trust - Notes Cl. A
      144A (a) (US)
   3.46% due 12/15/08 - NA .................................        16        16
   Ford Motor Co. - Bonds (US)
   6.625% due 10/01/28 - BBB- ..............................     2,134     1,991
   General Motors Corp. - Sr. Debs. (US)
   8.375% due 07/15/33 - # BBB- ............................     2,448     2,536
   Hertz Corp. - Notes (US)
   1.0% due 08/05/08 - # BBB- ..............................       180       181
   Hertz Corp. - Sr. Notes (US)
   6.35% due 06/15/10 - BBB- ...............................       155       159
   United Rentals North America, Inc. - Sr. Notes (US)
   6.5% due 02/15/12 - BB- .................................        30        29
                                                                          ------
                                                                           8,521
Banks - 2.1%
   Banc America Mortgage Securities, Inc. - Ser. 2004-7
      Cl. 6A1 (US)
   1.0% due 08/25/19 - AAA .................................       240       235
   Banc America Mortgage Securities, Inc. - Ser. 2003-F
      Cl. 2A1 (US)
   3.734% due 07/25/33 - AAA ...............................       176       173
   Banco Santander Chile - Sr. Notes 144A (a) (US)
   2.8% due 12/09/09 - A ...................................     2,270     2,272
   Bank of America Corp. - Sr. Notes (US)
   7.125% due 09/15/06 - A+ ................................       250       265
   Bank One Corp. - Notes (US)
   6.5% due 02/01/06 - A+ ..................................     1,238     1,282
   Central American Bank - 144A (a) (US)
   6.75% due 04/15/13 - BBB- ...............................     1,350     1,492
   Corporacion Andina De Fomento - Notes (US)
   5.2% due 05/21/13 - A ...................................     1,330     1,355
   6.875% due 03/15/12 - A .................................       160       180
   Credit Suisse First Boston - Ser. 2004 C4 Cl. A4 (US)
   1.0% due 10/15/39 - AAA .................................       150       149
   Credit Suisse First Boston - Ser. 2003 (US)
   3.727% due 03/25/35 - AAA ...............................     3,642     3,585

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par     Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Banks - Continued
   Credit Suisse First Boston - Ser. 2003-C3 Cl. F
      (US)
   4.518% due 05/15/38 - BBB+ ..............................    $2,000   $ 1,908
   Credit Suisse First Boston - Sr. Notes (US)
   4.625% due 01/15/08 - A+ ................................     1,276     1,308
   Credit Suisse First Boston - Ser. 2004
      AR1 Cl. II A1 144A (a) (US)
   4.832% due 02/25/34 - AAA ...............................       162       161
   Credit Suisse First Boston (US)
   6.5% due 01/15/12 - A+ ..................................       125       139
   Credit Suisse First Boston Mortgage - CTF Cl. II A2
      (US)
   4.375% due 04/25/33 - AAA ...............................        45        45
   Credit Suisse First Boston Mortgage - Cl. A2 (US)
   5.935% due 01/15/06 - AAA ...............................       250       255
   Credit Suisse First Boston Mortgage - Ser. 2002 CKN2
      Cl. A3 (US)
   6.133% due 04/15/37 - AAA ...............................       125       136
   Credit Suisse First Boston Mortgage - Ser. 2001 CP4
      Cl. A4 (US)
   6.18% due 12/15/35 - AAA ................................       275       300
   Credit Suisse First Boston Mortgage - CF2 Cl. A3 (US)
   6.238% due 02/15/34 - AAA ...............................       250       266
   Credit Suisse First Boston Mortgage Securities Corp. -
      Cl. A1 (US)
   3.801% due 06/15/06 - AAA ...............................       143       143
   Credit Suisse First Boston Mortgage Securities Corp. -
      Ser. 2004- AR7 Cl. 2A1 (US)
   4.912% due 06/25/09 - AAA ...............................       525       528
   Credit Suisse First Boston Mortgage Securities Corp.
      (US)
   7.545% due 04/15/10 - AAA ...............................     1,533     1,750
   Credit Suisse First Boston, Inc. - Ser. 2001 CKN5 CTF
      Cl. A 4 (US)
   5.435% due 09/15/34 - AAA ...............................       250       264
   CS First Boston Mortgage Securities Corp. - Cl. A1
      (US)
   6.91% due 01/15/08 - NA .................................     3,268     3,438
   Development Bank Singapore - Sub Notes 144A (a) (US)
   7.125% due 05/15/11 - A- ................................       100       114
   Dresdner Bank AG - Sub. Notes (US)
   7.25% due 09/15/15 - A- .................................     1,395     1,631
   First Union Lehman Brothers Bank - Ser. 1998 C2 CTF
      Cl. E (US)
   6.778% due 05/18/13 - BBB ...............................     2,000     2,213
   First Union National Bank Commercial & Mortgage Trust
      - CTF Cl. A1 (US)
   5.585% due 08/12/10 - AAA ...............................    $  397   $   417
   First Union National Bank Commercial Mortgage Trust -
      Ser. 2001 C2 Cl. A1 (US)
   6.204% due 01/12/43 - AAA ...............................       507       537
   FleetBoston Financial Corp. - Sr. Notes (US)
   4.875% due 12/01/06 - A+ ................................     1,115     1,145
   HBOS plc - 144A (a) (US)
   3.125% due 01/12/07 - AA ................................       250       248
   5.375% due 11/29/49 - A+ ................................       190       195
   HSBC Bank USA - Sub. Notes # (US)
   4.625% due 04/01/14 - A+ ................................       500       490
   Independence Community Bank Corp. - Sub. Notes (US)
   1.0% due 04/01/14 - BBB .................................        80        77
   JP Morgan Chase & Co. - Notes (US)
   5.25% due 05/30/07 - A+ .................................     2,739     2,847
   5.35% due 03/01/07 - A+ .................................     2,075     2,154
   JP Morgan Chase & Co. - Sub. Notes # (US)
   6.75% due 02/01/11 - A ..................................     1,500     1,685
   MBNA Ameribank (US)
   5.375% due 01/15/08 - BBB+ ..............................       250       261
   Popular North America, Inc. (US)
   4.7% due 06/30/09 - BBB+ ................................     1,500     1,529
   6.125% due 10/15/06 - BBB+ ..............................     1,439     1,500
   RBS Capital Trust IV (US)
   1.0% due 09/29/49 - A ...................................       320       322
   Wachovia Bank Commercial Mortgage Trust - Ser. 2004
      C10 Cl A3 (US)
   4.39% due 02/15/36 - AAA ................................     3,000     2,980
   Wachovia Bank Commercial Trust - Ser. 2003-C8 Cl. F
      144A (a) (US)
   5.031% due 11/15/35 - BBB+ ..............................     1,400     1,411
   Zions Bancorp - Sub. Notes (US)
   6.0% due 09/15/15 - BBB- ................................       250       266
                                                                         -------
                                                                          43,651

Beverages - 0.1%
   Anheuser Busch Cos., Inc. - Debs (US)
   6.5% due 02/01/43 - A+ ..................................     1,232     1,404
Building Products - 0.0%
   AMH Holdings, Inc. (US)
   0.0% due 03/01/14 - B- ..................................        75        54

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Building Products - Continued
   Building Materials Corp. America -
      Sr. Notes 144A (a) (US)
   7.75% due 08/01/14  -  B+ ...............................    $   90    $   92
   Jacuzzi Brands, Inc. - Sr. Sec. Notes (US)
   9.625% due 07/01/10 - B .................................        50        55
   Nortek, Inc.  -  Sr. Sub. Notes 144A (a) (US)
   8.5% due 09/01/14 - B- ..................................        50        52
                                                                          ------
                                                                             253
Chemicals - 0.0%
   Equistar Chemicals LP - Notes # (US)
   8.75% due 02/15/09 - B+ .................................        55        61
   ICI Wilmington, Inc. - Notes (US)
   4.375% due 12/01/08 - BBB ...............................       235       236
   Lubrizol Corp. - Sr. Notes (US)
   4.625% due 10/01/09 - BB+ ...............................       145       145
   Millenium America, Inc. - Sr. Notes (US) Sr. Notes (US)
   9.25% due 06/15/08 - B+ .................................        25        29
   Yara International ASA - Notes 144A (a) (US)
   5.25% due 12/15/14 - BBB ................................        60        60
                                                                          ------
                                                                             531
CMBS - 0.1%
   Commerce 2003 LNB1 - Ser. 2003-LB1A Cl. A2 (US)
   4.084% due 06/10/38 - AAA ...............................       375       360
   JP Morgan Chase & Co. Commercial Mortgage Securities
      - Ser. 2004 FL1 A1 144A (a) (US)
   1.71% due 04/16/19 - AAA ................................     2,340     2,343
   JP Morgan Chase & Co. Commercial Mortgage Securities
      Corp. - Ser. 2002-C1 Cl. A3 (US)
   1.0% due 07/12/37 - AAA .................................       370       388
                                                                          ------
                                                                           3,091
Commercial Services & Supplies - 0.2%
   Allied Waste North America, Inc. - Sr. Notes (US)
   8.875% due 04/01/08 - BB- ...............................        30        32
   Allied Waste North America, Inc. - Sr. Notes (US)
   9.25% due 09/01/12 - BB- ................................        55        60
   Cendant Corp. - Sr. Notes (US)
   6.25% due 01/15/08 - BBB ................................       125       134
   6.25% due 03/15/10 - BBB ................................       710       768
   Cendant Corp. - Notes (US)
   6.875% due 08/15/06 - BBB ...............................    $  150    $  158
   Cendant Corp. - Sr. Notes (US)
   7.125% due 03/15/15 - BBB ...............................       734       838
   7.375% due 01/15/13 - BBB ...............................     1,417     1,639
   D.R. Horton, Inc. - Notes (US)
   5.625% due 09/15/14 - BB+ ...............................     1,150     1,144
   Iron Mountain, Inc. Pennsylvania - Sr. Sub. Notes (US)
   6.625% due 01/01/16 - B .................................        25        23
   Jean Coutu Group PJC, Inc. -
      Sr. Sub. Notes 144A (a) # (US)
   8.5% due 08/01/14 - B ...................................        15        16
   Quintiles Transnational Corp. - Sr. Sub. Notes (US)
   10.0% due 10/01/13 - B ..................................        50        56
   Synagro Technologies, Inc. -
      Sr. Sub. Notes # (US)
   9.5% due 04/01/09 - B ...................................        25        27
   Waste Management, Inc. -
      Sr. Notes (US)
   6.375% due 11/15/12 - BBB ...............................       125       139
                                                                          ------
                                                                           5,034
Communications Equipment - 0.0%
   Crown Castle International Corp. - Sr. Notes # (US)
   7.5% due 12/01/13 - CCC .................................        35        38
Construction & Engineering - 0.1%
   K Hovnanian Enterprises, Inc. -
      Gtd Sr. Notes 144A (a) (US)
   6.25% due 01/15/15 - NA .................................     1,700     1,679
   Lennar Corp. - Sr. Notes # (US)
   5.95% due 03/01/13 - BBB- ...............................        30        32
   Lennar Corp. - Sr. Notes (US)
   9.95% due 05/01/10 - BBB- ...............................        30        32
   Lyon Williams Homes, Inc. - Sr. Notes (US)
   10.75% due 04/01/13 - B .................................        50        56
   MDC Holdings, Inc. - Sr. Notes # (US)
   5.5% due 05/15/13 - BBB- ................................        50        51
   Pulte Homes, Inc. - Sr. Notes (US)
   6.25% due 02/15/13 - BBB- ...............................       100       106
   Pulte Homes, Inc. - Sr. Notes # (US)
   7.875% due 08/01/11 - BBB- ..............................        90       104
   Pulte Homes, Inc. - Sr. Notes (US)
   8.125% due 03/01/11 - BBB- ..............................        25        30
   Technical Olympic USA, Inc. - Sr. Sub. Notes (US)
   10.375% due 07/01/12 - B- ...............................        50        56
                                                                          ------
                                                                           2,146

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Construction Materials - 0.0%
   Gerdau Ameristeel Corp. - Sr. Notes # (US)
   10.375% due 07/15/11 - B+ ...............................    $   10    $   12
Containers & Packaging - 0.0%
   Graphic Packaging International,
      Inc. - Sr. Sub. Notes # (US)
   9.5% due 08/15/13 - B- ..................................        50        57
   Jefferson Smurfit Corp. - Sr. Notes (US)
   7.5% due 06/01/13 - B ...................................        35        37
   Owens Brockway Glass Container - Sr. Notes (US)
   8.75% due 11/15/12 - BB- ................................        35        40
                                                                          ------
                                                                             134
Credit Card - 0.1%
   Citibank Credit Card Issuance Trust - Cl. A1 Notes (US)
   4.95% due 02/09/09 - AAA ................................     2,000     2,061
   MBNA Credit Card Master Note
      Trust - Notes Cl. C (US)
   6.8% due 07/15/14 - BBB .................................       500       555
   Nordstrom Credit Card Master Note
      Trust - Notes Cl. B 144A(a) (US)
   2.039% due 10/13/10 - A .................................       150       150
   Pass Through Amortizing Credit
      Card Trust - CTF Cl. A3 144A(a) (US)
   6.298% due 06/18/12 - A- ................................        31        32
                                                                          ------
                                                                           2,798
Diversified Financials - 2.1%
   AXA Financial, Inc. - Sr. Notes (US)
   7.75% due 08/01/10 - A ..................................     1,068     1,245
   Bear Stearns & Co., Inc. - Notes (US)
   5.7% due 11/15/14 - A ...................................     2,468     2,607
   Capital One Financial Corp. - Notes (US)
   7.25% due 05/01/06 - BBB- ...............................       190       199
   Chase Commercial Mortgage
      Securities Corp. - Ser. 1997-1 Cl. A2 (US)
   7.37% due 02/19/07 - AAA ................................     3,983     4,206
   Chase Commercial Mortgage
      Securities Corp. - Cl. C (US)
   7.928% due 07/15/32 - NA ................................     1,000     1,175
   CIT Group, Inc - Sr. Notes (US)
   5.75% due 09/25/07 - A ..................................     1,420     1,493
   CIT Group, Inc. (US)
   1.48% due 05/18/07 - A ..................................     1,100     1,100
   CIT Group, Inc. - Sr. Notes (US)
   4.0% due 05/08/08 - A ...................................    $  934    $  937
   Citigroup, Inc. - Sr. Notes (US)
   5.0% due 03/06/07 - AA- .................................     3,000     3,096
   Citigroup, Inc. - Sub. Notes 144A (a) (US)
   5.0% due 09/15/14 - A+ ..................................       200       201
   Citigroup, Inc. - Notes (US)
   5.5% due 08/09/06 - AA- .................................     2,000     2,068
   Citigroup, Inc. - Sub. Notes (US)
   5.625% due 08/27/12 - A+ ................................     1,260     1,342
   GE Capital Commercial Mortgage
      Corp. -Ser. 2002-2 Cl. A3 (US)
   5.349% due 08/11/36 - AAA ...............................       150       157
   GE Capital Commercial Mortgage
      Corp. - Ser. 2001-3 Cl. A2 (US)
   6.07% due 06/10/38 - AAA ................................       250       273
   GE Commercial Mortgage Corp. -
      2003 C1 144A (a) (US)
   5.948% due 01/10/38 - BBB- ..............................     3,000     3,048
   General Electric Capital Corp. (US)
   5.875% due 02/15/12 - AAA ...............................     2,950     3,192
   Goldman Sachs Group, Inc. - Sr. Notes # (US)
   4.125% due 01/15/08 - A+ ................................     1,050     1,063
   Goldman Sachs Group, Inc. - Notes (US)
   5.0% due 10/01/14 - A+ ..................................       200       200
   Goldman Sachs Group, Inc. - Sr. Notes (US)
   5.25% due 04/01/13 - A+ .................................       375       385
   Goldman Sachs Group, Inc. # (US)
   6.875% due 01/15/11 - A+ ................................     3,405     3,841
   Greater Connecticut Consumer Loan Trust - Notes Cl. A
      144A (a) (US)
   6.25% due 02/15/20 - AAA ................................       304       315
   Green Tree Financial Corp. - Ser. 1996-8 Cl. A6 (US)
   7.6% due 10/15/27 - AAA .................................     2,732     2,943
   Hartford Financial Services Group, Inc. - Sr. Notes (US)
   4.625% due 07/15/13 - A- ................................     1,045     1,012
   LaBranche & Co., Inc. - Sr. Notes (US)
   9.5% due 05/15/09 - B ...................................        25        26
   Morgan Stanley Capital, Inc. - Ser.
      2003 Cl. A 144A (a) (US)
   1.0% due 07/14/08 - AAA .................................        97        97
   Morgan Stanley Group, Inc. (US)
   6.75% due 04/15/11 - A+ .................................     2,880     3,230
   Qwest Capital Funding - Notes # (US)
   7.9% due 08/15/10 - B ...................................        45        45

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Diversified Financials - Continued
   Salomon Brothers Commercial & Mortgage Trust - Ser.
      2000-C3 Pass Thru Certs Cl. A2 (US)
   6.592% due 12/18/33 - AAA ...............................    $  120   $   133
   Salomon Brothers Commercial and Mortgage Trust - CTF
      2001-C1 Cl. A3 (US)
   6.428% due 12/18/35 - AAA ...............................       925     1,019
   SLM Corp. (US)
   5.0% due 04/15/15 - A ...................................       250       249
   Washington Mutual, Inc. - Sr. Notes (US)
   4.2% due 01/15/10 - A- ..................................       210       209
   Washington Mutual, Inc. # (US)
   5.625% due 01/15/07 - A- ................................     3,050     3,176
   Wells Fargo & Co. - Notes # (US)
   3.5% due 04/04/08 - AA- .................................       500       497
                                                                         -------
                                                                          44,779
Diversified Telecommunication Services - 0.6%
   AT&T Corp. - Debs. (US)
   8.35% due 01/15/25 - BB+ ................................       100       103
   Bellsouth Corp. - Notes (US)
   4.2% due 09/15/09 - A ...................................       125       125
   British Telecommunications plc - Notes (US)
   8.875% due 12/15/30 - A- ................................        40        53
   Centennial Communications Corp. - Sr. Notes (US)
   8.125% due 02/01/14 - CCC ...............................        10        10
   Centennial Communications Corp. - Sr. Notes (US)
   10.125% due 06/15/13 - CCC ..............................        40        45
   Deutsche Telekom International (US)
   8.5% due 06/15/10 - BBB+ ................................       721       859
   France Telecom SA - Notes (US)
   9.25% due 03/01/11 - BBB+ ...............................       875     1,044
   10.0% due 03/01/31 - BBB+ ...............................     1,150     1,559
   National Cable plc - Sr. Notes
      144A (a) # (US)
   8.75% due 04/15/14 - B- .................................        25        28
   SBC Communications, Inc. - Notes (US)
   4.125% due 09/15/09 - A .................................        40        40
   5.1% due 09/15/14 - A ...................................       120       121
   SBC Communications, Inc. - Notes (US)
   5.625% due 06/15/16 - A .................................        50        52
   Singapore Telecommunications - Notes 144A (a) (US)
   6.375% due 12/01/11 - A+ ................................        75        83
   Sprint Capital Corp. - Notes (US)
   6.125% due 11/15/08 - BBB- ..............................     1,323     1,419
   Sprint Capital Corp. (US)
   6.375% due 05/01/09 - BBB- ..............................    $  188   $   204
   6.875% due 11/15/28 - BBB- ..............................       188       206
   Sprint Capital Corp. - Notes (US)
   8.375% due 03/15/12 - BBB- ..............................       727       886
   Sprint Capital Corp. - Notes (US)
   8.75% due 03/15/32 - BBB- ...............................       740       986
   Telecom Italia Capital - GTD Sr. Notes 144A (a) (US)
   4.0% due 01/15/10 - BBB+ ................................       150       147
   Telecom Italia Capital Corp. - GTD Sr. Notes Ser. A (US)
   4.0% due 11/15/08 - BBB+ ................................       250       249
   Verizon Global Funding Corp. - Notes (US)
   6.75% due 12/01/05 - A+ .................................     2,169     2,239
   Verizon Global Funding Corp. - Global Notes # (US)
   7.375% due 09/01/12 - A+ ................................       927     1,091
   Verizon New York, Inc. - Debs. Ser. A # (US)
   6.875% due 04/01/12 - A+ ................................     1,133     1,272
                                                                         -------
                                                                          12,821
Electric Utilities - 0.9%
   American Electric Power , Inc. - Sr. Notes Ser. D (US)
   5.25% due 06/01/15 - BBB ................................     1,395     1,409
   Empresa Nacional De Electricid - Notes (US)
   8.35% due 08/01/13 - BBB- ...............................     1,650     1,912
   8.625% due 08/01/15 - BBB- ..............................     1,885     2,257
   Enersis SA - Notes (US)
   7.375% due 01/15/14 - BB+ ...............................     1,325     1,448
   FirstEnergy Corp. - Notes Ser. B (US)
   6.45% due 11/15/11 - BB+ ................................     1,054     1,145
   FirstEnergy Corp. - Notes Ser. C (US)
   7.375% due 11/15/31 - BB+ ...............................       843       963
   Progress Energy, Inc. - Sr. Notes (US)
   6.75% due 03/01/06 - BBB- ...............................     1,560     1,619
   Progress Energy, Inc. - Sr. Notes # (US)
   7.0% due 10/30/31 - BBB- ................................       693       767
   Public Service Co. New Mexico - Sr. Unsec. Notes (US)
   4.4% due 09/15/08 - BBB .................................     1,453     1,465
   TXU Australia Holdings, Ltd. - GTD Sr. Notes 144A (a)
      (US)
   6.15% due 11/15/13 - A- .................................     1,750     1,890

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electric Utilities - Continued
   TXU Energy Co. LLC - Sr. Notes
      144A (a) (US)
   2.38% due 01/17/06 - BBB ................................    $  110   $   110
   TXU Energy Co. LLC - Sr. Notes (US)
   7.0% due 03/15/13 - BBB .................................     1,399     1,563
   Wisconsin Power & Light Co. - Debs. (US)
   6.25% due 07/31/34 - BBB+ ...............................     1,785     1,905
                                                                         -------
                                                                          18,453
Electric/Gas - 0.7%
   AES Corp. (US)
   9.375% due 09/15/10 - B- ................................        25        29
   Dominion Resources, Inc. - Notes (US)
   5.7% due 09/17/12 - BBB+ ................................       200       212
   Duke Energy Co. - Bonds (US)
   3.75% due 03/05/08 - BBB+ ...............................       665       664
   Edison Mission Energy - Sr. Notes # (US)
   9.875% due 04/15/11 - B .................................       150       177
   Empresa Nacional De Electricid - Notes (US)
   8.5% due 04/01/09 - BBB- ................................       280       319
   Kansas City Power & Light Co. - Sr. Notes Ser. A (US)
   6.0% due 03/15/07 - BBB .................................     1,440     1,505
   Oncor Electric Delivery Co. - Sr. Sec. Notes (US)
   6.375% due 01/15/15 - BBB ...............................     1,695     1,868
   Oncor Electric Delivery Co. - Sr. Sec. Notes (US)
   7.0% due 05/01/32 - BBB .................................       125       144
   Pacific Gas & Electric Co. - Bonds (US)
   4.2% due 03/01/11 - BBB .................................       250       247
   4.8% due 03/01/14 - BBB .................................       170       169
   Pacific Gas & Electric Co. (US)
   6.05% due 03/01/34 - BBB ................................     1,850     1,921
   PSEG Power LLC - Sr. Notes (US)
   5.0% due 04/01/14 - BBB .................................       275       273
   6.875% due 04/15/06 - BBB ...............................     1,760     1,835
   8.625% due 04/15/31 - BBB ...............................        50        66
   Sempra Energy - Notes (US)
   4.75% due 05/15/09 - BBB+ ...............................     1,100     1,121
   Southern California Edison Co. - Ser. 2004B (US)
   6.0% due 01/15/34 - BBB .................................     1,040     1,105
   SP Power Assets, Ltd. - 144A (a) (US)
   5.0% due 10/22/13 - AA- .................................       150       152
   TXU Corp. - Sr. Notes Ser. R
      144A (a) (US)
   6.55% due 11/15/34 - BBB- ...............................     1,700     1,684
   United Energy Distribution, Ltd. - Sr. Notes 144A (a)
      (US)
      4.7% due 04/15/11 - AAA ..............................    $   90   $    91
                                                                         -------
                                                                          13,582
Electronic Equipment & Instruments - 0.0%
   Jabil Circuit, Inc. - Sr. Notes # (US)
   5.875% due 07/15/10 - BB+ ...............................       210       221
   Solectron Corp. - Sr. Notes # (US)
   9.625% due 02/15/09 - B+ ................................        45        49
   Stoneridge, Inc. - Sr. Notes (US)
   11.5% due 05/01/12 - B+ .................................        50        58
   Viasystems, Inc. - Sr. Sub. Notes (US)
   10.5% due 01/15/11 - CCC+ ...............................        40        40
                                                                         -------
                                                                             368
Energy Equipment & Services - 0.1%
   Enbridge Energy Partners LP - Notes (US)
   4.75% due 06/01/13 - BBB ................................     1,710     1,677
   Luscar Coal, Ltd. - Sr. Notes (US)
   9.75% due 10/15/11 - BB .................................        25        28
                                                                         -------
                                                                           1,705
Finance - 1.7%
   ACE INA Holding, Inc. - GTD. Sr. Notes (US)
   5.875% due 06/15/14 - BBB+ ..............................     2,210     2,264
   Ahold Finance USA - Gtd. Notes (US)
   8.25% due 07/15/10 - BB- ................................        50        57
   Arch Capital Group, Ltd. - Sr. Notes (US)
   7.35% due 05/01/34 - BBB- ...............................     1,870     1,994
   BCP Caylux Holdings Lux SCA - Sr. Sub. Notes 144A (a)
      (US)
   9.625% due 06/15/14 - B- ................................        40        45
   Cadbury Schweppes U.S. Finance - Sr. Notes 144A (a) (US)
   5.125% due 10/01/13 - BBB ...............................       100       102
   California Infras & Ecomomic - Ser. 1997-1 CTF Cl. A6
      (US)
   6.38% due 09/25/08 - AAA ................................       286       295
   California Infrastructure Development - Ser. 1997-1 CTF
      Cl. A7 (US)
   6.42% due 09/25/08 - AAA ................................       272       280
   CNOOC Finance 2003, Ltd. - GTD Notes 144A (a) (US)
   5.5% due 05/21/33 - BBB+ ................................     1,345     1,245
   Colonial Realty, Ltd. Partnership - Sr. Notes (US)
   6.25% due 06/15/14 - BBB- ...............................     1,380     1,451

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Finance - Continued
   Concentra Operating Corp. - Sr. Sub. Notes 144A (a) (US)
   9.125% due 06/01/12 - B- ................................    $   25   $    28
   Cullen Frost Captial Trust II - Ser. A (US)
   2.86% due 03/01/34 - BBB- ...............................       110       113
   Deutsche Telekom International Finance (US)
   8.75% due 06/15/30 - BBB+ ...............................     1,046     1,381
   Deutsche Telekom International Finance BV - Notes (US)
   9.25% due 06/01/32 - BBB+ ...............................       100       142
   Devon Financing Corp. United L C - Notes (US)
   6.875% due 09/30/11 - BBB ...............................        90       102
   Duke Capital LLC. - Sr. Notes (US)
   6.75% due 02/15/32 - BBB- ...............................     1,394     1,517
   ERAC USA Finance Co. - GTD Notes 144A (a) (US)
   6.7% due 06/01/34 - BBB+ ................................       735       798
   ERP Operating, Ltd. - Sr. Notes (US)
   4.75% due 06/15/09 - BBB+ ...............................       190       194
   Fund American Cos, Inc. - GTD Sr. Notes (US)
   5.875% due 05/15/13 - BBB- ..............................     1,670     1,700
   General Electric Capital Corp. (US)
   6.0% due 06/15/12 - AAA .................................        70        76
   Household Financial Corp. - Global Notes # (US)
   4.625% due 01/15/08 - A .................................     1,432     1,466
   HVB Funding Trust III - CTF 144A (a) (US)
   9.0% due 10/22/31 - BBB .................................        80       106
   International Lease Finance Corp. (US)
   1.0% due 01/15/10 - AA- .................................     1,615     1,614
   International Lease Finance Corp. - Notes (US)
   3.5% due 04/01/09 - AA- .................................       270       263
   International Lease Finance Corp. (US)
   4.55% due 10/15/09 - AA- ................................       100       101
   International Lease Finance Corp. - Sr. Notes # (US)
   4.75% due 07/01/09 - AA- ................................       515       526
   International Lease Finance Corp. - Notes (US)
   5.875% due 05/01/13 - AA- ...............................     1,317     1,397
   Lehman Brothers Holdings, Inc. (US)
   3.6% due 03/13/09 - A ...................................       250       246
   Mangrove Bay Trust - 144A (a) (US)
   6.102% due 07/15/33 - BBB+ ..............................    $  100    $   99
   MBNA Capital - Ser. B (US)
   1.963% due 02/01/27 - BB+ ...............................       325       310
   Mizuho Financial Group Cayman, Ltd. - Sub.
      Notes 144A (a) (US)
   5.79% due 04/15/14 - BBB+ ...............................       755       793
   Monumental Global Funding - Sr. Sec. Notes Ser. A 144A
      (a) (US)
   5.2% due 01/30/07 - AA ..................................       250       259
   Monumental Global Funding II - Notes 144A (a) (US)
   1.29% due 05/19/06 - AA .................................       630       629
   National Rural Utilities Cooperative Finance - Bonds #
      (US)
   3.875% due 02/15/08 - A+ ................................     1,698     1,705
   NiSource Finance Corp. - Sr. Notes # (US)
   6.15% due 03/01/13 - BBB ................................       912       989
   NiSource Finance Corp. (US)
   7.875% due 11/15/10 - BBB ...............................     1,530     1,799
   Odyssey Re Holdings Corp. - Sr. Notes (US)
   7.65% due 11/01/13 - BBB- ...............................     4,000     4,412
   PCCW Hkt Capital, Ltd. (US)
   8.0% due 11/15/11 - BBB .................................        80        93
   Pemex Finance, Ltd. - Notes (US)
   7.33% due 05/15/12 - AAA ................................       130       148
   Pharma Services Intermediate Holding Corp. - Sr. Disc.
      Notes 144A (a) (US)
   11.5% due 04/01/14 - B ..................................        75        53
   RBS Capital Trust (US)
   4.709% due 12/29/49 - A ..................................       80        78
   Reliastar Financial Corp. - Notes (US)
   6.5% due 11/15/08 - A+ ..................................       160       173
   RH Donnelly Finance Corp. - Sr. Sub. Notes (US)
   10.875% due 12/15/12  -  B+ .............................        25        30
   SB Treasury Co. - 144A (a) (US)
   1.0% due 12/29/49 - BBB- ................................       100       115
   Tate & Lyle International Finance plc - Notes 144A (a)
      (US)
   5.0% due 11/15/14 - BBB .................................     1,035     1,025
   Twin Reefs Pass Through Trust - Notes 144A (a) (US)
   3.37% due 12/10/49 - NA .................................       500       502
   UFJ Finance Aruba - GTD Notes (US)
   6.75% due 07/15/13 - BBB ................................       100       111

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Finance - Continued
   Vanderbilt Acquisition Loan Trust - Sr. Sub. Notes Cl.
      A3 (US)
   5.7% due 09/07/23 - AAA .................................    $  250   $   257
   WestField Cap Corp. , Ltd. - Sr. Notes 144A (a) (US)
   4.375% due 11/15/10 - A .................................       140       138
   WPP Finance UK - Notes 144A (a) (US)
   5.875% due 06/15/14 - BBB+ ..............................     1,825     1,899
                                                                         -------
                                                                          35,120

Food & Drug Retailing - 0.0%
   Rite Aid Corp. - Debs. # (US)
   6.875% due 08/15/13 - B- ................................        15        14
   Winn Dixie Stores, Inc. - Sr. Notes # (US)
   8.875% due 04/01/08 - CCC+ ..............................        50        47
                                                                         -------
                                                                              61

Food Products - 0.3%
   Burns Philip Capital Property, Ltd. - Sr. Sub. Notes
      (US)
   10.75% due 02/15/11 - B- ................................        35        39
   Gold Kist, Inc. - Sr. Notes (US)
   10.25% due 03/15/14 - B .................................        33        39
   Kellogg Co. - Notes Ser. B (US)
   6.6% due 04/01/11 - BBB+ ................................       200       224
   Kraft Foods, Inc. - Notes (US)
   5.25% due 06/01/07 - BBB+ ...............................     3,747     3,881
   Nabisco, Inc. - Debs. (US)
   7.55% due 06/15/15 - A- .................................       500       602
   Smithfield Foods, Inc. - Sr. Notes # (US)
   7.0% due 08/01/11 - BB ..................................     1,135     1,209
                                                                         -------
                                                                           5,994

Foreign Government - 0.1%
   Republic of Chile - Notes (US)
   1.5% due 01/28/08 - A ...................................     1,800     1,811
   United Mexican States (US)
   7.5% due 01/14/12 - BBB- ................................        60        68
   8.375% due 01/14/11 - BBB- ..............................        40        47
   United Mexican States (LU)
   9.875% due 02/01/10 - BBB- ..............................        95       117
   United Mexican States - Bonds (US)
   11.375% due 09/15/16 - BBB- .............................        50        74
                                                                         -------
                                                                           2,117

Gas Utilities - 0.2%
   Kinder Morgan Energy Partners - Sr. Notes (US)
   7.3% due 08/15/33 - BBB+ ................................     1,480     1,714
   Michigan Consolidated Gas Co. - Sr. Notes (US)
   5.7% due 03/15/33  -  BBB ...............................     1,480     1,479
   Williams Cos, Inc. - Notes (US)
   8.125% due 03/15/12 - B+ ................................    $   15   $    18
                                                                         -------
                                                                           3,211

Health Care Equipment & Supplies - 0.0%
   Cardinal Health, Inc. - Notes (US)
   6.75% due 02/15/11 - BBB ................................        60        66
   Hospira, Inc. - Notes (US)
   5.9% due 06/15/14 - BBB .................................       110       116
                                                                         -------
                                                                             182

Health Care Providers & Services - 0.1%
   Anthem, Inc. - Notes (US)
   3.5% due 09/01/07 - BBB+ ................................     1,760     1,750
   Tenet Healthcare Corp. - Sr. Notes 144A (a) (US)
   9.875% due 07/01/14 - B- ................................        35        38
                                                                         -------
                                                                           1,788

Home Equity Loan - 1.2%
   Centex Home Equity Loan Trust - Ser. 2004-D Cl. AF4 (US)
   1.0% due 06/25/32 - AAA .................................       160       160
   Centex Home Equity Loan Trust - CTF Cl. A5 (US)
   6.83% due 07/25/32 - NA .................................     2,635     2,729
   Chase Mortgage Funding - Ser. 2003-2 Cl. IA 3 (US)
   2.864% due 03/25/07 - AAA ...............................       100       100
   Chase Mortgage Funding Ser. 2003- 1 CTF Cl. IA-3 (US)
   3.14% due 07/25/23 - AAA ................................        66        66
   Countrywide Home Loan Corp. (US)
   5.5% due 08/01/06 - A ...................................     2,821     2,909
   Residential Asset Mortgage Products, Inc. - Cl. AI2 (US)
   3.38% due 03/25/29 - AAA ................................     3,624     3,621
   Residential Asset Mortgage Products, Inc. - Ser.
      2004-SL2 Cl. AI (US)
   6.5% due 10/25/16 - AAA .................................     5,018     5,155
   Residential Funding and Mortgage Securities - Notes Cl.
      A7 (US)
   6.9% due 01/25/33 - AAA .................................     9,000     9,521
                                                                         -------
                                                                          24,261

Hotels Restaurants & Leisure - 0.3%
   AMC Entertainment, Inc. - Sr. Sub. Notes (US)
   9.875% due 02/01/12 - CCC+ ..............................        25        27
   Boyd Gaming Corp. - Sr. Notes(US)
   9.25% due 08/01/09 - BB- ................................        50        54

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Hotels Restaurants & Leisure - Continued
   Buffets, Inc. - Sr. Sub. Notes (US)
   11.25% due 07/15/10 - CCC+ ..............................    $   25   $    27
   Carmike Cinemas, Inc. - Sr. Sub. Notes (US)
   7.5% due 02/15/14 - CCC+ ................................        50        51
   Circus & Eldorado Circus - Notes # (US)
   10.125% due 03/01/12 - B+ ...............................        50        54
   Harrah's Operating, Inc. - Sr. Notes (US)
   5.5% due 07/01/10 - BBB- ................................       100       103
   Hilton Hotels Corp. - Notes (US)
   7.625% due 12/01/12 - BBB- ..............................        40        47
   8.25% due 02/15/11 - BBB- ...............................       120       142
   Hilton Hotels Trust - Ser. 2000 Cl. B 144A (a) (US)
   1.62% due 10/03/10 - A ..................................        95        96
   Host Marriott LP - Sr. Notes Ser. J (US)
   7.125% due 11/01/13 - B+ ................................        20        22
   Mandalay Resort Group - Sr. Notes # (US)
   6.375% due 12/15/11 - BB+ ...............................     1,000     1,047
   MGM Mirage, Inc. - Ser. B (US)
   6.0% due 10/01/09 - BB+ .................................     1,820     1,875
   Mohegan Tribal Gaming Authority - Sr. Sub. Notes (US)
   6.375% due 07/15/09 - B+ ................................        60        62
   Royal Caribbean Cruises, Ltd. (US)
   8.75% due 02/02/11 - BB+ ................................        50        59
   Six Flags, Inc. - Sr. Notes # (US)
   8.875% due 02/01/10 - CCC ...............................        65        66
   Starwood Hotels & Resorts Worldwide, Inc. - Sr. Notes
      (US)
   7.875% due 05/01/12 - BB+ ...............................     2,300     2,628
                                                                         -------
                                                                           6,360
Household Durables - 0.1%
   Centex Corp. - Sr. Notes # (US)
   4.75% due 01/15/08 - BBB ................................        40        41
   Mohawk Industries, Inc. - Notes (US)
   6.5% due 04/15/07 - BBB+ ................................     1,580     1,678
   WCI Communities, Inc. - Sr. Sub. Notes # (US)
   9.125% due 05/01/12 - B+ ................................        80        89
                                                                         -------
                                                                           1,808
Industrial Conglomerates - 0.2%
   General Electric Co. - Notes (US)
   5.0% due 02/01/13 - AAA .................................     1,790     1,836
   Tyco International Group SA - Notes (US)
   6.0% due 11/15/13 - BBB .................................       600       654
   Tyco International Group SA - Sr. Notes (US)
   6.375% due 10/15/11 - BBB ...............................    $1,530   $ 1,689
                                                                         -------
                                                                           4,179
Insurance - 0.8%
   Aetna Inc. - Sr. Notes (US)
   7.375% due 03/01/06 - BBB+ ..............................       100       104
   Allstate Corp. - Sr. Notes (US)
   5.35% due 06/01/33 - A+ .................................     1,350     1,280
   AON Capital # (US)
   8.205% due 01/01/27 - BBB- ..............................       920       971
   Assurant, Inc. - Sr. Notes (US)
   5.625% due 02/15/14 - BBB+ ..............................       150       155
   6.75% due 02/15/34 - BBB+ ...............................     1,150     1,246
   CNA Financial Corp. - Notes (US)
   5.85% due 12/15/14 - BBB- ...............................     1,590     1,587
   Endurance Specialty Holdings, Ltd. - Sr. Notes (US)
   7.0% due 07/15/34 - BBB .................................     1,325     1,364
   Marsh & McLennan Cos., Inc. - Sr. Notes (US)
   5.375% due 03/15/07 - BBB+ ..............................     2,080     2,122
   5.375% due 07/15/14 - # BBB .............................       800       782
   Metlife, Inc. - Debs. (US)
   3.911% due 05/15/05 - A .................................       190       191
   Nationwide Mutual Insurance Co. - Notes 144A (a) (US)
   7.875% due 04/01/33 - A- ................................        30        36
   North Front Pass Through Trust - 144A (a) (US)
   5.81% due 12/15/24 - NA .................................       250       254
   Oil Casualty Insurance, Ltd. - Debs. 144A (a) (US)
   8.0% due 09/15/34 - BBB .................................     2,050     2,067
   Prudential Financial , Inc. # (US)
   4.75% due 04/01/14 - A- .................................       195       191
   Prudential Insurance Co. - Sr. Notes 144A (a) (US)
   6.375% due 07/23/06 - AA- ...............................       350       368
   W.R. Berkley Corp. - Sr. Notes (US)
   6.15% due 08/15/19 - BBB+ ...............................     1,750     1,759
   Wellpoint, Inc. - Notes 144A (a) (US)
   3.75% due 12/14/07 - BBB+ ...............................       100       100
   5.0% due 12/15/14 - BBB+ ................................     1,030     1,027
   XL Capital, Ltd. - Sr. Notes (US)
   5.25% due 09/15/14 - A ..................................       860       862
                                                                         -------
                                                                          16,466
Machinery - 0.1%
   Caterpillar, Inc. - Sr. Debs. (US)
   7.25% due 09/15/09 - A ..................................     1,050     1,188

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                          -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Machinery - Continued
   Terex Corp. - Sr. Sub. Notes (US)
   9.25% due 07/15/11 - B ..................................    $   50   $    56
                                                                         -------
                                                                           1,244
Marine - 0.0%
   Overseas Shipholding Group, Inc. - Notes (US)
   8.25% due 03/15/13 - BB+ ................................        50        56

Media - 0.6%
   Canwest Media, Inc. - Sr. Sub. Notes (US)
   10.625% due 05/15/11 - B- ...............................        25        28
   Charter Communication Operating LLC - Sr. Notes 144A (a)
      (US)
   8.0% due 04/30/12 - B- ..................................        60        63
   Cinemark, Inc. - Sr. Disc. Notes (US)
   1.0% due 03/15/14 - B- ..................................        25        19
   Clear Channel Communications, Inc. - Notes # (US)
   5.5% due 09/15/14 - BBB- ................................       150       151
   Clear Channel Communications, Inc. (US)
   7.65% due 09/15/10 - BBB- ...............................       125       142
   Comcast Corp. - Notes # (US)
   7.05% due 03/15/33 - BBB ................................     1,446     1,655
   Cox Communications, Inc. - Notes 144A (a) (US)
   4.625% due 01/15/10 - BBB- ..............................       250       249
   Cox Communications, Inc. - Notes (US)
   4.625% due 06/01/13 - BBB- ..............................       770       737
   Cox Communications, Inc. - Notes 144A (a) (US)
   5.45% due 12/15/14 - BBB- ...............................       400       400
   Dex Media, Inc. - Disc. Notes (US)
   1.0% due 11/15/13 - B ...................................        50        39
   Fisher Communications, Inc. - Sr. Notes 144A (a) (US)
   8.625% due 09/15/14 - B- ................................        75        81
   Interpublic Group Cos., Inc. - Notes # (US)
   6.25% due 11/15/14 - BB+ ................................     1,700     1,719
   Liberty Media Corp. - Sr. Notes (US)
   2.64% due 09/17/06 - BBB- ...............................       500       506
   3.5% due 09/25/06 - BBB- ................................        20        20
   Liberty Media Corp. - Sr. Debs # (US)
   8.25% due 02/01/30 - BBB- ...............................     1,215     1,382
   News America, Inc. - Sr. Notes (US)
   6.75% due 01/09/38 - BBB- ...............................    $   30   $    34
   NextMedia Operating, Inc. - Sr. Sub. Notes (US)
   10.75% due 07/01/11 - B- ................................        50        56
   Telenet Group Holding NV - Sr. Disc. Notes 144A (a) (US)
   1.0% due 06/15/14 - CCC+ ................................        50        38
   Time Warner, Inc. (US)
   6.15% due 05/01/07 - BBB+ ...............................     1,904     2,014
   7.625% due 04/15/31 - BBB+ ..............................       130       157
   Time Warner, Inc. - Debs. (US)
   7.7% due 05/01/32 - BBB+ ................................     1,815     2,220
   Time Warner, Inc. - Notes (US)
   8.18% due 08/15/07 - BBB+ ...............................       400       444
   Viacom, Inc. (US)
   7.875% due 07/30/30 - A- ................................     1,054     1,354
   Young Broadcasting, Inc. - Sr. Sub. Notes # (US)
   10.0% due 03/01/11 - CCC+ ...............................        50        53
                                                                         -------
                                                                          13,561
Metals & Mining - 0.1%
   Alcan Aluminum, Ltd. - Notes (US)
   5.2% due 01/15/14 - A- ..................................        50        51
   Codelco, Inc. - Notes 144A (a) (US)
   5.5% due 10/15/13 - A ...................................     1,054     1,097
   Freeport McMoran Copper & Gold - Sr. Notes (US)
   10.125% due 02/01/10 - B ................................        20        23
   Ispat Inland ULC - Sr. Sec. Notes (US)
   9.75% due 04/01/14 - BBB ................................        32        40
                                                                         -------
                                                                           1,211
Multi-Utilities - 0.1%
   Centerpoint Energy Houston - Bonds Ser. K # (US)
   6.95% due 03/15/33 - BBB ................................     1,000     1,172
Multiline Retail - 0.1%
   May Department Stores Co. - Sr. Notes (US)
   6.7% due 07/15/34 - BBB .................................     1,075     1,131
   Saks, Inc. (US)
   7.5% due 12/01/10 - BB ..................................        50        53
                                                                         -------
                                                                           1,184
Oil & Gas - 0.8%
   Amerada Hess Corp. - Notes (US)
   7.3% due 08/15/31 - BBB- ................................     1,230     1,372
   Chesapeake Energy Corp. - Sr. Notes (US)
   7.0% due 08/15/14 - BB- .................................       900       959

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Oil & Gas -- Continued
   Devon Energy Corp. - Sr. Debs. (US)
   7.95% due 04/15/32 - BBB ................................    $1,480   $ 1,891
   Duke Capital LLC. - Sr. Notes # (US)
   7.5% due 10/01/09 - BBB- ................................        70        79
   Dynegy, Inc. - Sr. Sec. Notes 144A (a)(US)
   10.125% due 07/15/13 - B- ...............................        70        80
   Enterprise Products Operating LP - Sr.
      Notes (US)
   6.875% due 03/01/33 - BB+ ...............................     1,252     1,331
   LG Caltex Oil Corp. - Notes 144A (a)(US)
   5.5% due 08/25/14 - BBB .................................     1,167     1,200
   Marathon Oil Corp. - Notes (US)
   6.8% due 03/15/32 - BBB+ ................................     1,494     1,675
   Newfield Exploration Co. - Sr. Sub. Notes (US)
   8.375% due 08/15/12 - BB- ...............................        50        56
   Northern Border Pipeline Co. - Sr. Notes (US)
   6.25% due 05/01/07 - A- .................................     1,480     1,563
   Peco Energy Transport Trust - Ser. 1999A Cl. A7 (US)
   6.13% due 03/01/09 - AAA ................................       315       337
   Pemex Project Funding Master Trust - Sr. Notes
      144A (a) (US)
   2.82% due 06/15/10 - BBB- ...............................       200       205
   Pemex Project Funding Master Trust - Notes (US)
   6.125% due 08/15/08 - BBB- ..............................     1,500     1,590
   Premcor Refining Group, Inc. - Sr. Notes (US)
   7.5% due 06/15/15 - BB- .................................        45        49
   Premcor Refining Group, Inc. - Sr. Sub. Notes # (US)
   7.75% due 02/01/12 - B ..................................        25        27
   Teppco Partners - Sr. Notes (US)
   6.125% due 02/01/13 - BBB ...............................     1,308     1,394
   Texas Gas Transmission LLC - Notes (US)
   4.6% due 06/01/15 - BBB+ ................................     1,860     1,776
   Union Oil Co. of California (US)
   7.5% due 02/15/29 - BBB+ ................................        80        96
   XTO Energy, Inc. - Sr. Notes  144A (a)(US)
   5.0% due 01/31/15 - BBB- ................................     1,050     1,043
                                                                         -------
                                                                          16,723

Other Asset Backed - 1.4%
   Argent Securities, Inc. - Ser. 2004
      W1 M3 (US)
   1.0% due 02/25/34 - A- ..................................    $3,000   $ 3,029
   Bear Stearns Asset Backed Securities - Ser.
      2003 AC4 Cl. A (US)
   5.0% due 09/25/33 - AAA .................................     3,071     3,079
   Bear Stearns Asset Backed Securities - Ser.
      2004-AC5 Cl. A1 (US)
   5.25% due 10/25/34 - AAA ................................     2,519     2,546
   CWABS, Inc. - Ser. 2004 12 Cl. 2 AV2 (US)
   2.408% due 04/25/35 - AAA ...............................       250       250
   CWABS, Inc. Ser. 2003-5 Cl. AF 2 (US)
   3.042% due 04/25/25 - AAA ...............................     3,570     3,565
   CWABS, Inc. - Ser. 2004-10 Cl. AF3 (US)
   3.842% due 02/01/05 - AAA ...............................     3,710     3,667
   Drive Time Auto Owner Trust - Notes Ser
      2004-A Cl. A3 144A (a)(US)
   1.0% due 08/15/08 - NA ..................................       150       148
   Equity One ABS, Inc. - Ser. 2004-
      2 Cl. AV2 (US)
   1.55% due 07/25/34 - AAA ................................     2,141     2,136
   Equity One ABS, Inc. - Ser.
      2003-3 Cl. AF3 (US)
   3.531% due 12/25/33 - AAA ...............................     1,990     1,987
   Equity One ABS, Inc. - Ser. 2004 - 1 Cl. M2 (US)
   5.115% due 04/25/34 - A .................................     1,000       984
   Equity One ABS, Inc. - Ser. 2004 - 1 Cl. M3 (US)
   5.26% due 04/25/34 - A- .................................     2,250     2,213
   Indymac ABS, Inc. - Ser. 2004 B Cl. AII2 (US)
   2.541% due 11/25/34 - AAA ...............................       125       125
   Long Beach Mortgage Loan Trust - Ser.
      2004-1 Cl. M3 (US)
   1.0% due 03/25/35 - AA- .................................     2,400     2,400
   Morgan Stanley ABS Capital - Ser.
     2004 OP1 Cl. A2B (US)
   2.377% due 11/25/34 - AAA ...............................       250       250
   New Century Home Loan Trust - Ser.
      2004-A Cl. AII5 (US)
   5.25% due 07/25/34 - AAA ................................       230       232
   Option One Loan Trust - Ser.
     2004-1 CTF Cl. M 1 (US)
   1.7% due 01/25/34 - AA+ .................................     1,400     1,401
   Structured Asset Investment Loan
      Trust - Ser 2004 8 Cl. A7 (US)
   2.48% due 09/25/34 - NA .................................       250       249
   Structured Asset Investment Loan
      Trust - Ser. 2004 8 Cl. A13 (US)
   2.481% due 09/25/34 - AAA ...............................       500       500

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                  Name of Issuer                                Value     Value
                  --------------                               -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Other Asset Backed - Continued
   Wells Fargo Home Equity - Cl. AI5 (US)
   0.99% due 09/26/34 - AAA ................................    $  250   $   251
                                                                         -------
                                                                          29,012
Other Mortgage - 0.4%
   LB UBS Commercial Mortgage Trust - Ser.
      2003-C3 Cl. K 144A (a)(US)
   5.18% due 02/17/37 - BBB- ...............................     1,363     1,323
   LB UBS Commercial Mortgage
      Trust - Ser. 2003-C5 Cl. K
      144A (a)(US)
   5.25% due 04/15/37 - BBB- ...............................     1,000       971
   LB-UBS Commercial Mortgage Trust - Ser.
      2000-C4 Cl. A2 (US)
   7.37% due 06/15/10 - AAA ................................     5,318     6,076
                                                                         -------
                                                                           8,370
Paper & Forest Products - 0.2%
   Abitibi-Consolidated, Inc. - Notes # (US)
   8.55% due 08/01/10 - BB- ................................        30        33
   Ainsworth Lumber Co., Ltd. - Sr. Notes (US)
   6.75% due 03/15/14 - B+ .................................        45        44
   Georgia Pacific Corp. - Sr. Notes (US)
   8.875% due 02/01/10 - BB+ ...............................        10        12
   International Paper Co. - Notes (US)
   4.0% due 04/01/10 - BBB .................................       150       147
   6.75% due 09/01/11 - BBB ................................     1,410     1,581
   Norske Skogindustrier - Notes 144A (a)(US)
   7.625% due 10/15/11 - BBB- ..............................       245       280
   Temple Inland, Inc. - Notes (US)
   7.875% due 05/01/12 - BBB ...............................        40        47
   Weyerhaueser Co. - Debs (US)
   7.375% due 03/15/32 - BBB ...............................     2,014     2,388
                                                                         -------
                                                                           4,532
Pharmaceuticals - 0.0%
   Schering Plough Corp. - Sr. Notes
      (US)
   5.3% due 12/01/13 - A- ..................................       255       267
   Wyeth - Notes (US)
   4.375% due 03/01/08 - A .................................       145       147
                                                                         -------
                                                                             414
Real Estate Development - 0.1%
   Developers Diversified Realty Co. - Notes (US)
   4.625% due 08/01/10 - BBB ...............................       125       124
   Rouse Co. - Notes (US)
   5.375% due 11/26/13 - BB+ ...............................    $1,135   $ 1,089
                                                                         -------
                                                                           1,213
Real Estate Investment Trust - 0.3%
   Boston Properties, Ltd. Partnership
    - Sr. Notes (US)
   6.25% due 01/15/13 - BBB ................................     1,763     1,913
   Crescent Real Estate Equities - Notes (US)
   1.0% due 09/15/07 - B ...................................        20        22
   Duke Realty Limited Partnership - Notes (US)
   2.781% due 12/22/06 - BBB+ ..............................     1,035     1,034
   Health Care Property Investments, Inc. - Sr.
      Notes # (US)
   6.45% due 06/25/12 - BBB+ ...............................       973     1,065
   Health Care Reit, Inc. - Notes (US)
   6.0% due 11/15/13 - BBB- ................................       785       813
   Hospitality Properties Trust - Sr. Notes # (US)
   6.75% due 02/15/13 - BBB- ...............................       100       110
   IStar Financial, Inc. - Sr. Notes (US)
   4.875% due 01/15/09 - BBB- ..............................     1,610     1,634
   Price Reit, Inc. (US)
   7.5% due 11/05/06 - A- ..................................       125       134
   Simon Property Group LP - Notes (US)
   5.45% due 03/15/13 - BBB ................................       100       103
                                                                         -------
                                                                           6,828
Real Estate Operations - 0.0%
   EOP Operating, Ltd. - Notes (US)
   7.5% due 04/19/29 - BBB+ ................................        50        58

Road & Rail - 0.1%
   CSX Corp. - Notes (US)
   1.0% due 08/03/06 - BBB .................................     2,140     2,141
   Union Pacific Resources Group, Inc. - Ser.
      2002-1 (US)
   6.061% due 01/17/23 - A .................................        50        54
                                                                         -------
                                                                           2,195
Semiconductor Equipment & Products - 0.0%
   Amkor Technologies, Inc. - Sr. Notes (US)
   7.75% due 05/15/13 - B ..................................        25        23

Specialty Retail - 0.1%
   Blockbuster, Inc. - Sr. Sub. Notes
      144A (a)(US)
   9.0% due 09/01/12 - B+ ..................................        25        25

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                           -----     ------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Specialty Retail - Continued
   Hughes Supply, Inc. - Sr. Notes
      144A (a) (US)
   5.5% due 10/15/14 - BBB - ...............................   $ 1,700   $ 1,679
                                                                         -------
                                                                           1,704
Telephone - 0.0%
   Cincinatti Bell, Inc. - Sr. Notes # (US)
   7.25% due 07/15/13 - B - ................................        25        26
   Qwest Services Corp. - Sr. Sub. Sec. Notes 144A (a) (US)
   13.5% due 12/15/10 - B ..................................        75        90
   Royal KPNNV - Notes (US)
   8.375% due 10/01/30 - A - ...............................        40        52
                                                                         -------
                                                                             168
Textiles & Apparel - 0.0%
   Payless Shoesource, Inc. - Sr. Sub. Notes # (US)
   8.25% due 08/01/13 - B ..................................        75        76
Tobacco - 0.0%
   Altria Group, Inc. - Notes (US)
   7.0% due 11/04/13 - BBB .................................       700       758
   Badger Tobacco (US)
   6.125% due 06/01/27 - BBB ...............................       170       169
                                                                         -------
                                                                             927
U.S. Government Agencies - 12.3%
   Federal Home Loan Bank - Notes (US)
   2.5% due 12/15/05 - AAA .................................     1,375     1,369
   2.625% due 07/15/08 - AAA ...............................       370       359
   Federal Home Loan Bank - Sr. Notes (US)
   5.8% due 09/02/08 - AAA .................................     1,000     1,071
   Federal Home Loan Mortgage Corp. - Notes (US)
   1.875% due 02/15/06 - AAA ...............................       500       494
   6.625% due 09/15/09 - AAA ...............................       800       895
   Federal Home Loan Mortgage Corp. (US)
   5.0% due 1/25/2034 - AAA (b) ............................     8,000     7,942
   Federal Home Loan Mortgage Corp. - Bonds (US)
   6.0% due 08/01/16 - AAA .................................       229       240
   6.0% due 08/01/17 - AAA .................................       266       278
   6.5% due 03/01/17 - AAA .................................       133       140
   6.5% due 01/15/33 - AAA (b) .............................     5,000     5,245
   5.5% due 01/01/34 - AAA .................................       928       944
   Federal Home Loan Mortgage
      Corp. - Debs. (US)
   5.875% due 03/21/11 - AAA ...............................       400       432
   Federal National Mortgage Assoc. - Bonds (US)
   7.5% due 01/25/28 - AAA .................................   $    91   $    97
   1.0% due 09/01/33 - AAA .................................       578       576
   3.875% due 07/01/33 - AAA ...............................       118       116
   4.125% due 04/15/14 - AAA ...............................     2,400     2,326
   4.5% due 01/25/18 - AAA (b) .............................    21,540    21,466
   4.5% due 10/01/18 - AAA .................................     4,353     4,349
   5.0% due 12/25/17 - AAA (b) .............................    13,700    13,914
   5.0% due 05/01/18 - AAA .................................       321       327
   5.0% due 10/01/18 - AAA .................................       870       885
   5.0% due 01/25/33 - AAA (b) .............................    12,100    12,002
   5.0% due 03/01/34 - AAA .................................     6,503     6,465
   5.0% due 03/01/34 - AAA .................................     4,517     4,491
   5.5% due 07/01/17 - AAA .................................       234       242
   5.5% due 12/25/17 - AAA (b) .............................    15,000    15,497
   5.5% due 12/25/32 - AAA (b) .............................    20,500    20,807
   5.5% due 06/01/33 - AAA .................................     2,013     2,045
   5.5% due 08/01/33 - AAA .................................     5,154     5,237
   5.5% due 11/01/33 - AAA .................................     7,653     7,776
   5.5% due 12/01/33 - AAA .................................     1,036     1,052
   5.5% due 02/01/34 - AAA .................................     5,839     5,931
   5.5% due 02/01/34 - AAA .................................     1,239     1,259
   6.0% due 07/01/16 - AAA .................................       171       179
   6.0% due 03/01/17 - AAA .................................     2,027     2,128
   6.0% due 01/25/19 - AAA (b) .............................    11,500    12,046
   6.0% due 01/25/32 - AAA (b) .............................    32,357    33,449
   6.0% due 01/01/33 - AAA .................................     2,756     2,853
   6.0% due 03/01/33 - AAA .................................     2,586     2,678
   6.5% due 01/25/17 - AAA (b) .............................     7,244     7,676
   6.5% due 01/25/32 - AAA (b) .............................    11,543    12,102
   6.5% due 04/01/32 - AAA .................................       763       801
   6.5% due 04/01/34 - AAA .................................       600       629
   7.0% due 09/01/16 - AAA .................................       196       208
   7.0% due 11/01/30 - AAA .................................        52        55
   7.0% due 09/01/31 - AAA .................................        88        93
   7.0% due 12/01/31 - AAA .................................       254       269
   7.0% due 04/01/32 - AAA .................................        47        50
   7.0% due 1/25/34 - AAA (b) ..............................     6,080     6,441
   7.5% due 11/01/30 - AAA .................................        42        45
   7.5% due 06/01/31 - AAA .................................       197       211
   Federal National Mortgage Assoc. - Notes (US)
   2.5% due 06/15/08 - # AAA ...............................     3,000     2,894
   4.25% due 07/15/07 - AAA ................................     7,000     7,147
   4.375% due 03/15/13 - AAA ...............................     4,250     4,238
   6.0% due 12/15/05 - AAA .................................       555       571
   6.0% due 05/15/08 - AAA .................................       775       834
   6.625% due 11/15/10 - AAA ...............................     2,700     3,051
   Federal National Mortgage Assoc. - Bonds Cl. 2 (US)
   5.5% due 11/01/33 - AAA .................................     7,027     1,521

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                                 Par      Market
                       Name of Issuer                           Value     Value
                       --------------                           -----     ------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
   Federal National Mortgage Assoc. - Debs. (US)
   6.625% due 11/15/30 - AAA .............................   $  3,462   $  4,126
   Federal National Mortgage Assoc. -
      Bonds Ser. 2001-50 Cl. BA (US)
   7.0% due 10/25/41 - AAA ...............................        104        110
   Government National Mortgage Assoc. - Bonds (US)
   5.0% due 01/15/33 - AAA (b) ...........................      1,075      1,075
   5.5% due 01/15/34 - AAA ...............................        948        969
   6.0% due 06/15/33 - AAA ...............................      1,779      1,846
   8.0% due 11/15/30 - AAA ...............................        131        142
                                                                        --------
                                                                         256,706
U.S. Government - 2.1%
   U.S. Treasury - Notes (US)
   1.125% due 06/30/05 - AAA .............................      4,000      3,973
   1.625% due 02/28/06 - # AAA ...........................     11,772     11,613
   3.0% due 02/15/09 - #  AAA ............................      2,751      2,700
   3.375% due 10/15/09 - # AAA ...........................        780        772
   3.5% due 12/15/09 - #  AAA ............................        835        831
   3.625% due 07/15/09 - # AAA ...........................      3,321      3,331
   3.875% due 02/15/13 - AAA .............................      1,020      1,006
   4.25% due 11/15/14 - # AAA ............................      2,730      2,737
   5.0% due 02/15/11 - AAA ...............................      2,000      2,128
   5.75% due 08/15/10 - AAA ..............................      1,250      1,376
   U.S. Treasury - Bonds Inflation Index (US)
   3.875% due 04/15/29 - AAA .............................        313        430
   U.S. Treasury - Bonds (US)
   5.25% due 02/15/29 - AAA ..............................      3,445      3,614
   5.375% due 02/15/31 - # AAA ...........................      2,045      2,211
   6.5% due 11/15/26 - AAA ...............................        512        622
   7.875% due 02/15/21 - AAA .............................      1,700      2,297
   8.875% due 08/15/17 - AAA .............................      2,535      3,592
   9.25% due 02/15/16 - AAA ..............................        250        357
                                                                        --------
                                                                          43,590
Whole Loan CMOs - 1.4%
   Banc America Commercial
      Mortgage, Inc. -Ser. 2001-3 Cl. A1 (US)
   4.89% due 04/11/37 - AAA ..............................        248        254
   Banc America Commercial
      Mortgage, Inc. - CTF 144A (a)(US)
   5.276% due 03/11/41 - BBB .............................      2,000      2,003
   Banc America Commercial
      Mortgage, Inc. ADR - Ser. 2004-1
         Cl. F 144A (a)(US)
   5.279% due 11/10/39 - BBB+ ............................      1,350      1,344
   Banc America Commercial
      Mortgage, Inc. - Ser. 2004-1
      Cl. G 144A (a)(US)
   5.377% due 11/10/39 - BBB .............................   $  1,350   $  1,344
   Bear Stearns ARM Trust - CTF Cl. II A2 (US)
   4.25% due 04/25/33 - AAA ..............................         52         52
   Bear Stearns ARM Trust - Ser. 2004-3 Cl. IIA (US)
   4.344% due 07/25/34 - AAA .............................        715        713
   Bear Stearns Commercial Mortgage
      Securities, Inc. - Ser. 2004 Cl. X1 (US) * (c)
   1.0% due 11/11/41 - NA ................................     92,331      1,545
   Bear Stearns ARM Trust - CTF Cl. I1A3 (US) (c)
   5.08% due 12/25/34 - AAA ..............................        240        244
   CWALT, Inc. - Ser. 2004 J7 Cl. 1A2 (US)
   4.673% due 08/25/34 - AAA .............................      2,120      2,121
   CWMBS, Inc. - Ser. 2004-7 Cl. 2A1 (US)
   1.0% due 04/25/34 - AAA ...............................        457        449
   CWMBS, Inc. -Ser. 2004-12 CHL Cl. 12A1 (US)
   4.933% due 08/25/34 - AAA .............................      1,248      1,266
   Greenwich Capital Commercial
      Funding Corp. - Ser. 2002-C1 Cl. A2 (US)
   4.112% due 01/11/17 - AAA .............................        504        505
   GS Mortgage Securities Corp. - Ser. 2004
      Cl. A2C (US)
   1.58% due 05/25/34 - AAA ..............................      3,000      3,006
   GS Mortgage Securities Corp. II -
      Ser. 2004-GG2 Cl. XC 144A (a)(US)
   1.0% due 08/01/38 - AAA ...............................    238,892      2,619
   JP Morgan Chase Commercial
      Mortgage Securities - Ser. 2004 CIBC10
      Cl. A2 (US)
   3.89% due 11/12/39 - AAA ..............................        375        374
   Merrill Lynch Mortgage Investments, Inc. -
     Ser. 2004-A4 Cl. A1 (US)
   4.302% due 08/25/34 - AAA .............................        240        237
   Merrill Lynch Mortgage Investments, Inc. -
      Ser. 2004 A1 Cl. 2A1 (US)
   4.67% due 02/25/34 - AAA ..............................        386        385
   Merrill Lynch Mortgage Trust -
      Ser 2004 Cl. XC (US) * (c)
   0.059% due 09/12/41 - AAA .............................     68,281      1,287

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MANAGED FUND

                                                            Par         Market
                    Name of Issuer                         Value        Value
                    --------------                       ---------   -----------
                                                           (000's)      (000's)
PUBLICLY-TRADED BONDS - Continued

Whole Loan CMOs - Continued
   Residential Asset Mortgage Products - Ser. 2004
      RZ3 Cl. A I4 (US)
   4.572% due 05/25/33 - AAA .........................   $    150    $      149
   Residential Asset Mortgage Products - Ser.
      2004-RS9 Cl. AI 4 (US)
   4.767% due 10/25/32 - AAA .........................        250           251
   Specialty Underwriting - Ser. 2004 BC4 Cl.
      A 2BB (US)
   2.37% due 10/25/35 - NA ...........................        250           250
   Structured Asset Securities Corp. - Ser. 2004
      19XS Cl. A2 (US)
   4.37% due 10/25/34 - AAA ..........................      2,700         2,682
   Structured Asset Securities Corp. - Ser.
      2004-16XS Cl. A2 (US)
   4.91% due 08/25/34 - AAA ..........................      2,375         2,384
   Structured Asset Securities Corp. - Ser.
      2004-6XS Cl. M1 (US)
   4.92% due 03/25/34 - AA+ ..........................      2,500         2,471
   Structured Assets Securities Corp. 144A (a)(US)
   8.517% due 07/15/27 - NA ..........................         59            62
   WAMU Mortgage - CTF Cl. A1 (US)
   4.39% due 06/25/33 - AAA ..........................        390           391
   WAMU Mortgage - Ser. 2004
      AR11 Cl. A (US)
   4.73% due 10/25/34 - AAA ..........................        724           722
   Washington Mutual Mortgage
      Securities Corp. - Cl. A6 (US)
   4.56% due 03/25/33 - AAA ..........................         32            32
                                                                     ----------
                                                                         29,142
Wireless Telecommunications Services - 0.1%
   American Tower Corp. - Sr. Notes # (US)
   7.5% due 05/01/12 - CCC ...........................         70            74
   AT&T Wireless, Inc. - Sr. Notes (US)
   8.75% due 03/01/31 - A ............................        767         1,034
   Dobson Communications Corp. - Sr. Notes (US)
   10.875% due 07/01/10 - CCC ........................         50            39
   Rogers Wireless, Inc. - Sr. Sec. Notes (US)
   9.625% due 05/01/11 - BB ..........................         40            47
   Triton PCS, Inc. - Sr. Sub. Notes # (US)
   8.75% due 11/15/11 - CCC                                    35            28
   Western Wireless Corp. - Sr. Notes (US)
   9.25% due 07/15/13 - CCC ..........................   $     70    $       76
                                                                     ----------
                                                                          1,298
                                                                     ----------
                          TOTAL PUBLICLY TRADED BONDS-
                                       (Cost $683,290)       33.5%      696,304

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 4.5%
   State Street Navigator Securities Lending
      Portfolio                                            92,803        92,803

SHORT-TERM INVESTMENTS - 8.7%
   Investment in joint trading account (US) 2.29%
      due 01/03/05
      (Cost $180,277) ................................    180,277       180,277
                                                         --------    ----------
         TOTAL INVESTMENTS-
            (Cost $2,109,506)                               112.3%    2,334,076
   Payables, less cash and receivables-                     (12.3)%    (254,848)
                                                         --------    ----------
            NET ASSETS-                                     100.0%   $2,079,228
                                                         ========    ==========

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principle or interest or has filed for bankruptcy.
#    At December 31, 2004 all or portion of this security was out on loan.
(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $49,945 or 2.4% of net assets of the Portfolio.
(b)  To Be Announced.
(c)  At December 31, 2004 this security was fair valued.
(d)  Less than 1%.
**   Bond ratings are not audited

ADR-American Depository Receipts

See notes to financial statements.

SUMMARY OF LONG-TERM SECURITIES BY COUNTRY

                                                          Market         % of
                                            Country        Value      Long-Term
                                         Abbreviation     (000s)     Investments
                                         ------------   ----------   -----------
United States ........................        US        $2,060,879      100.0%
Luxembourg (d) .......................        LU               117        0.0%
                                                        ----------      -----
                                                        $2,060,996      100.0%
                                                        ==========      =====

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Managed Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $384                    1.76%               $--

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $90,783                  $92,803

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $2,000, $76,689 and $23,685 which expire in 2008, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382-384 of the Internal Revenue Code, as amended.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $92. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

     When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such as that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparts to perform under the contract.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $500 Million and   Excess Over
First $500 Million      $1 Billion       $1 Billion
------------------   ----------------   -----------
       0.74%               0.68%           0.65%

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, there were no reimbursements paid the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $522.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC, an affiliate of John Hancock, which under John Hancock's supervision, is responsible for a portion of the day-to-day investment management of the Fund. John Hancock has also entered into a Sub-Advisory Agreement with Capital Guardian Trust Company, which under John Hancock's supervision, is also responsible for a portion of the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases    Sales and Maturities
----------   --------------------
$4,755,888        $4,846,561

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral held for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
$2,114,473     $247,840       $(28,236)       $219,603

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $102,374        $219,603

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $38,760                  $--                  $   --
2003          63,275                   --                   8,852

     Included in the Fund's 2004 distributions from ordinary income is $1,365 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Managed Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Managed Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Mid Cap Growth Fund (FORMERLY SMALL / MID CAP GROWTH FUND)
Wellington Management Company, LLP                               Frank J. Boggan
--------------------------------------------------------------------------------

..    The manager employs fundamental research to identify high quality companies with above average growth characteristics relative to industry peers. The Fund emphasizes companies with profitable growth characteristics, strong balance sheets and attractive valuations. The Fund's sector allocations are broadly diversified but are driven primarily by stock selection.

..    On May 1, 2004, the Fund's name changed to reflect its primary focus on primarily mid cap companies. Wellington continues to manage the Fund.

Fund Commentary

Performance: For 2004, the Mid Cap Growth Fund returned +11.67%, underperforming the +14.53% return of its benchmark, a splice of the Russell 2500 Growth Index (January to April) and the Russell Midcap Growth Index (from May going forward).

Environment: In the face of much higher oil prices, uncertainty surrounding the U.S. presidential elections and continued insurgency in Iraq, the economy continued to exhibit solid growth. We used the stock market's mid-year volatility to upgrade both the quality and growth potential of the companies in which we invest.

For the full year, the largest single driver of the Fund's underperformance versus the blended benchmark was security selection in Information Technology among Internet software & services holdings. Security selection was detrimental in the first four months of the year and positive from May to December.

Outlook: We believe that 2005 will be a strong environment for our kind of investing. It is typical in an economic recovery to see the market reward survivors early on, followed by a cyclical growth focus thereafter. At this point in the cycle, we believe investors will reward the Fund's consistent growth approach in 2005. For example, Consumer Discretionary holdings continue to represent one of the largest weights in the portfolio. We continue to find high quality, consistent growth companies in unique spaces within specialty retail.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (Fund Inception Date)

         Small/Mid Cap      Small/Mid Cap
          Growth Fund    Growth Benchmark(1)
         -------------   -------------------
Dec-94      $10,000            $10,000
Jan-95        9,879             10,120
Feb-95       10,226             10,658
Mar-95       10,738             11,082
Apr-95       11,008             11,175
May-95       11,026             11,450
Jun-95       11,587             11,970
Jul-95       12,495             12,723
Aug-95       12,736             12,862
Sep-95       12,693             13,149
Oct-95       12,293             12,816
Nov-95       13,087             13,389
Dec-95       13,596             13,396
Jan-96       14,072             13,633
Feb-96       14,531             14,148
Mar-96       14,856             14,260
Apr-96       15,922             14,949
May-96       16,364             15,254
Jun-96       16,147             14,793
Jul-96       14,534             13,645
Aug-96       15,398             14,383
Sep-96       16,320             15,297
Oct-96       16,832             15,118
Nov-96       17,342             16,008
Dec-96       17,721             15,739
Jan-97       17,746             16,435
Feb-97       16,730             16,073
Mar-97       15,737             15,165
Apr-97       15,280             15,537
May-97       16,396             16,929
Jun-97       16,621             17,398
Jul-97       17,928             19,063
Aug-97       17,588             18,876
Sep-97       18,919             19,831
Oct-97       18,518             18,837
Nov-97       18,087             19,035
Dec-97       18,344             19,285
Jan-98       18,019             18,937
Feb-98       19,571             20,718
Mar-98       20,542             21,586
Apr-98       20,485             21,879
May-98       19,554             20,980
Jun-98       20,291             21,574
Jul-98       19,176             20,650
Aug-98       15,154             16,708
Sep-98       15,932             17,971
Oct-98       16,793             19,294
Nov-98       17,518             20,594
Dec-98       19,373             22,728
Jan-99       19,516             23,410
Feb-99       18,067             22,265
Mar-99       19,263             23,505
Apr-99       20,337             24,577
May-99       20,505             24,830
Jun-99       21,375             26,586
Jul-99       20,869             26,043
Aug-99       19,255             25,481
Sep-99       18,638             25,664
Oct-99       18,739             26,914
Nov-99       18,927             30,093
Dec-99       20,370             35,768
Jan-00       19,655             35,568
Feb-00       20,178             44,691
Mar-00       21,814             41,183
Apr-00       21,220             37,172
May-00       20,807             33,863
Jun-00       22,113             38,340
Jul-00       21,943             35,196
Aug-00       23,846             39,782
Sep-00       23,258             37,208
Oct-00       23,050             34,909
Nov-00       20,957             28,255
Dec-00       22,254             30,007
Jan-01       23,211             31,952
Feb-01       21,625             27,022
Mar-01       19,847             24,033
Apr-01       21,902             27,696
May-01       22,250             28,499
Jun-01       22,645             29,146
Jul-01       22,127             26,998
Aug-01       21,414             25,202
Sep-01       18,624             21,256
Oct-01       20,219             23,351
Nov-01       21,887             25,369
Dec-01       22,883             26,762
Jan-02       22,348             25,619
Feb-02       21,454             24,036
Mar-02       23,065             25,971
Apr-02       22,413             25,108
May-02       21,960             23,843
Jun-02       20,670             21,652
Jul-02       18,200             18,963
Aug-02       18,148             18,959
Sep-02       16,480             17,526
Oct-02       17,664             18,533
Nov-02       19,583             20,257
Dec-02       18,049             18,977
Jan-03       17,544             18,563
Feb-03       17,197             18,130
Mar-03       17,186             18,370
Apr-03       18,660             19,972
May-03       20,957             22,089
Jun-03       21,401             22,544
Jul-03       22,856             24,045
Aug-03       24,126             25,334
Sep-03       23,546             24,789
Oct-03       25,754             26,827
Nov-03       26,559             27,734
Dec-03       26,508             27,764
Jan-04       27,536             28,922
Feb-04       27,908             29,191
Mar-04       27,443             29,293
Apr-04       26,217             28,051
May-04       26,707             28,713
Jun-04       27,247             29,169
Jul-04       25,323             27,238
Aug-04       25,030             26,903
Sep-04       26,269             27,907
Oct-04       26,487             28,853
Nov-04       28,330             30,344
Dec-04       29,602             31,797

Value on 12/31/04:
------------------
$29,602 Small/Mid Cap Growth Fund
$31,797 Small/Mid Cap Growth Benchmark(1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Chesapeake Energy Corp.                                                  2.9%
Michaels Stores, Inc.                                                    2.4%
Petco Animal Supplies, Inc.                                              2.4%
Fisher Scientific International, Inc.                                    2.3%
Pactiv Corp.                                                             2.3%
Arthur J. Gallagher & Co.                                                2.2%
Columbia Sportswear Co.                                                  2.1%
ITT Educational Services, Inc.                                           2.1%
O'Reilly Automotive, Inc.                                                2.0%
Standard Pacific Corp.                                                   2.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                          Mid Cap      Mid Cap
                                                           Growth    Growth Fund
                                                            Fund    Benchmark/1/
                                                          -------   ------------
1 Year                                                     11.67%      14.53%
3 Years                                                     8.96%       5.92%
5 Years                                                     7.76%      -2.33%
10 Years                                                   11.46%      12.26%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Consumer Discretionary                                                  23.9%
Health Care                                                             20.9%
Information Technology                                                  19.1%
Industrials                                                             15.5%
Financials                                                               8.7%
Energy                                                                   6.5%
Materials                                                                3.1%
Consumer Staples                                                         1.7%
Telecommunication Services                                               0.6%

--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions, and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate that shares, when redeemed, may be worth more or less than their original cost. Small company investing entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Mid Cap Growth Fund benchmark represents the Russell Mid Cap(TM)Growth Index from May 1994 to April 1999 and the Russell 2500(TM)Growth Index May 1999 to April 2004 and the Russell Mid Cap(TM)Growth Index May 2004 to present.

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Mid Cap Growth Fund (FORMERLY SMALL / MID CAP GROWTH FUND)
Wellington Management Company, LLP                               Frank J. Boggan
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Mid Cap Growth Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,086.50
Expense paid per $1,000*                                               $    5.56

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.81
Expense paid per $1,000*                                               $    5.38

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Mid Cap Growth Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $44,689 of
   securities loaned (Note B)) .....................................   $200,926
Net unrealized appreciation of investments .........................     34,451
Short-term investments at value ....................................     47,676
                                                                       --------
      Total investments ............................................    283,053
Receivable for:
   Investments sold ................................................      1,886
   Dividends .......................................................         82
                                                                       --------
Total assets .......................................................    285,021
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................      2,101
   Fund shares purchased ...........................................        437
   Collateral for securities on loan ...............................     45,837
   Accrued operating expenses ......................................         66
                                                                       --------
Total liabilities ..................................................     48,441
                                                                       --------
Net assets .........................................................   $236,580
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     15,471
                                                                       --------
Net asset value per share ..........................................   $  15.29
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $203,498
   Accumulated net realized loss on investments ....................     (1,369)
   Net unrealized appreciation of investments ......................     34,451
                                                                       --------
Net assets .........................................................   $236,580
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Mid Cap Growth Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    36
   Dividends ........................................................       704
   Securities lending ...............................................        48
                                                                        -------
Total investment income .............................................       788
                                                                        -------
EXPENSES
   Investment advisory fee ..........................................     2,058
   Auditors fees ....................................................        28
   Custodian fees ...................................................       101
   Legal fees .......................................................        35
   Printing & mailing fees ..........................................        18
   Trustees' fees ...................................................         6
   Other fees .......................................................        10
                                                                        -------
Total expenses ......................................................     2,256
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................       (61)
                                                                        -------
Net expenses ........................................................     2,195
                                                                        -------
Net investment loss .................................................    (1,407)
                                                                        -------
REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................    25,242
   Change in unrealized appreciation on investments .................       688
                                                                        -------
Net realized and unrealized gain ....................................    25,930
                                                                        -------
Net increase in net assets resulting from
   operations .......................................................   $24,523
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Mid Cap Growth Fund
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2004           2003
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss .......................................     $ (1,407)      $   (694)
   Net realized gain .........................................       25,242         16,619
   Change in net unrealized appreciation .....................          688         52,166
                                                                   --------       --------
      Net increase in net assets resulting from operations ...       24,523         68,091
Distributions to shareholders from:
   Realized gains ............................................      (21,476)       (14,419)
                                                                   --------       --------
      Decrease in net assets resulting from distributions ....      (21,476)       (14,419)
From fund share transactions:
   Proceeds from shares sold .................................       57,643         77,826
   Distributions reinvested ..................................       21,476         14,419
   Payment for shares redeemed ...............................      (68,608)       (63,853)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....       10,511         28,392
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................       13,558         82,064
NET ASSETS
   Beginning of Period .......................................      223,022        140,958
                                                                   --------       --------
   End of Period (including undistributed net investment
      income of $0 and $0, respectively) .....................     $236,580       $223,022
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        3,761          5,839
   Reinvested ................................................        1,418            970
   Redeemed ..................................................       (4,507)        (4,848)
                                                                   --------       --------
Net increase in fund shares outstanding ......................          672          1,961
                                                                   ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                        Mid Cap Growth Fund
                                                                                      Year Ended December 31,
                                                                 ----------------------------------------------------------------
                                                                   2004          2003         2002(e)        2001         2000(e)
                                                                 --------      --------      --------      --------      --------
Net Assets Value at Beginning of Period ......................   $  15.07      $  10.98      $  14.09      $  13.70      $  14.03
Income from Investment Operations:
   Net Investment Loss .......................................      (0.08)        (0.02)        (0.09)        (0.06)        (0.02)
   Net Realized and Unrealized Gain (Loss) on Investment(a) ..       1.82          5.15         (2.88)         0.45          1.27
                                                                 --------      --------      --------      --------      --------
   Total From Investment Operations ..........................       1.74          5.13         (2.97)         0.39          1.25
Less Distributions:
   Distribution from Net Realized Gains on Investments .......      (1.52)        (1.04)                                    (1.42)
   Distribution from Capital Paid-in .........................                                  (0.14)                      (0.16)
                                                                 --------      --------      --------      --------      --------
   Total Distributions .......................................      (1.52)        (1.04)        (0.14)                      (1.58)
                                                                 --------      --------      --------      --------      --------
Net Assets Value at End of Period ............................   $  15.29      $  15.07      $  10.98      $  14.09      $  13.70
                                                                 ========      ========      ========      ========      ========
Total Investment Return(b) ...................................      11.67%        46.87%       (21.13)%        2.83%         9.25%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ..........       1.05%(d)      1.06%(d)      1.07%(c)      0.91%(c)      0.85%
   Ratio of Net Investment Loss to Average Net Assets ........      (0.66)%       (0.40)%       (0.72)%       (0.40)%       (0.20)%
   Portfolio  Turnover Rate ..................................     108.72%       124.21%       130.01%       113.73%       103.19%
Net Assets End of Period (000s Omitted) ......................   $236,580      $223,022      $140,958      $185,232      $190,010

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.

(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the annual expense ratio would have been 1.07%, and 0.91% for the years ended December 31, 2002, and 2001, respectively.

(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

(e) Certain amounts in 2002 and 2000 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 2.6%
   Engineered Support Systems, Inc. # ......................    63,800   $ 3,778
   Precision Castparts Corp. ...............................    34,800     2,286
                                                                         -------
                                                                           6,064
Beverages - 0.4%
   Constellation Brands, Inc. - Cl. A * ....................    21,400       995
Biotechnology - 6.2%
   Abgenix, Inc. # * .......................................    42,700       441
   Celgene Corp. # * .......................................   120,000     3,184
   Cephalon, Inc. # * ......................................    41,200     2,096
   Charles River Laboratories * ............................    45,800     2,107
   CV Therapeutics, Inc. # * ...............................    50,000     1,150
   Exelixis, Inc. # * ......................................    86,000       817
   Human Genome Sciences, Inc. * ...........................    81,000       974
   Incyte Pharmacuticals, Inc. # * .........................    80,000       799
   Millennium Pharmaceuticals, Inc. * ......................    88,000     1,067
   Myriad Genetics, Inc. # * ...............................    38,000       855
   Vertex Pharmaceuticals, Inc. # * ........................   100,000     1,057
                                                                         -------
                                                                          14,547
Commercial Services & Supplies - 6.8%
   Career Education Corp. * ................................    94,900     3,796
   DST Systems, Inc. * .....................................    41,600     2,168
   ITT Educational Services, Inc. # * ......................   102,600     4,879
   Resources Connection, Inc. # * ..........................    46,600     2,531
   Waste Connections, Inc. * ...............................    79,250     2,714
                                                                         -------
                                                                          16,088
Communications Equipment - 3.9%
   3Com Corp. * ............................................    90,000       375
   Avaya, Inc. * ...........................................    78,000     1,342
   Brocade Communications Systems, Inc. * ..................   110,000       840
   Emulex Corp. # * ........................................    80,000     1,347
   Foundry Networks, Inc. * ................................    80,000     1,053
   Polycom, Inc. * .........................................   111,900     2,610
   Research in Motion, Ltd. * ..............................     3,500       288
   Sonus Networks, Inc. # * ................................   130,000       745
   Utstarcom, Inc. # * .....................................    29,700       658
                                                                         -------
                                                                           9,258
Computers & Peripherals - 1.4%
   PalmOne, Inc. # * .......................................    22,000       694
   SanDisk Corp. * .........................................   108,400     2,707
                                                                         -------
                                                                           3,401
Construction & Engineering - 0.4%
   D.R. Horton, Inc. .......................................    20,800       838
Containers & Packaging - 2.3%
   Pactiv Corp. * ..........................................   210,900     5,334
Diversified Financials - 5.0%
   Ameritrade Holding Corp. * ..............................    12,400       176
   E*TRADE Group, Inc. * ...................................   296,900     4,439
   Federated Investments, Inc. - Cl. B .....................   140,800   $ 4,281
   Legg Mason, Inc. ........................................    41,350     3,029
                                                                         -------
                                                                          11,925
Electronic Equipment & Instruments - 2.3%
   Benchmark Electronics, Inc. * ...........................    80,949     2,760
   Symbol Technologies, Inc. ...............................    85,800     1,484
   Waters Corp. * ..........................................    25,400     1,189
                                                                         -------
                                                                           5,433
Energy Equipment & Services - 1.7%
   Ensco International, Inc. ...............................    99,600     3,161
   Hanover Compressor Co. # * ..............................    65,000       919
                                                                         -------
                                                                           4,080
Food & Drug Retailing - 0.3%
   Rite Aid Corp. * ........................................   165,900       607
Food Products - 1.0%
   Hain Celestial Group, Inc. * ............................   110,600     2,286
Health Care Equipment & Supplies - 6.3%
   Cooper Cos, Inc. # ......................................    43,400     3,064
   Diagnostic Products Corp. ...............................    76,900     4,233
   Edwards Lifesciences Corp. # * ..........................    56,600     2,335
   Fisher Scientific International, Inc. * .................    85,600     5,340
                                                                         -------
                                                                          14,972
Health Care Providers & Services - 6.4%
   Coventry Health Care, Inc. * ............................    78,700     4,178
   Healthnet, Inc. * .......................................    74,100     2,139
   Odyssey Healthcare, Inc. # * ............................   168,600     2,307
   PacifiCare Health Systems, Inc. * .......................    53,400     3,018
   Triad Hospitals, Inc. * .................................    95,600     3,557
                                                                         -------
                                                                          15,199
Hotels Restaurants & Leisure - 2.8%
   CBRL Group, Inc. ........................................    81,000     3,390
   Harrah's Entertainment, Inc. ............................    47,900     3,204
                                                                         -------
                                                                           6,594
Household Durables - 3.2%
   Standard Pacific Corp. ..................................    73,200     4,695
   Yankee Candle, Inc. * ...................................    88,600     2,940
                                                                         -------
                                                                           7,635
Insurance - 3.6%
   Ambac Financial Group, Inc. .............................    42,800     3,515
   Arthur J. Gallagher & Co. ...............................   157,100     5,106
                                                                         -------
                                                                           8,621
Internet & Catalog Retail - 0.7%
   1-800 Flowers.com., Inc. - Cl. A * ......................   115,000       967
   Overstock.com, Inc. # * .................................    10,000       690
                                                                         -------
                                                                           1,657

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MID CAP GROWTH FUND

                                                                         Market
                       Name of Issuer                          Shares     Value
                       --------------                         -------   --------
                                                                         (000's)
COMMON STOCK - Continued

Internet Software & Services - 2.3%
   Ask Jeeves, Inc. # * ...................................   124,500   $  3,331
   Cognizant Technology Solutions Corp. * .................    49,900      2,112
                                                                        --------
                                                                           5,443
Machinery - 2.2%
   Graco, Inc. ............................................    68,600      2,562
   Oshkosh Truck Corp. ....................................    31,900      2,181
   Parker-Hannifin Corp. ..................................     7,600        576
                                                                        --------
                                                                           5,319
Metals & Mining - 0.9%
   Freeport-McMoran Copper & Gold, Inc. - Cl. B # .........    54,200      2,072
Oil & Gas - 4.7%
   Chesapeake Energy Corp. # ..............................   416,000      6,864
   Plains Exploration & Production Co. * ..................   115,300      2,998
   XTO Energy, Inc. .......................................    37,600      1,330
                                                                        --------
                                                                          11,192
Pharmaceuticals - 1.9%
   Biovail Corp. # * ......................................   179,000      2,959
   King Pharmaceuticals, Inc. * ...........................   127,700      1,583
                                                                        --------
                                                                           4,542
Road & Rail - 1.7%
   Yellow Roadway Corp. # * ...............................    74,000      4,123
Semiconductor Equipment & Products - 7.9%
   Brooks Automation, Inc. * ..............................    67,000      1,154
   Cabot Microelectronics Corp. # * .......................    59,800      2,395
   Fairchild Semiconductor Corp. - Cl. A * ................   127,800      2,078
   FormFactor, Inc. # * ...................................    24,000        651
   Integrated Device Technology, Inc. * ...................    80,000        925
   International Rectifier Corp. * ........................    43,400      1,934
   Lam Research Corp. * ...................................    82,900      2,396
   MPS Group, Inc. * ......................................    69,500        852
   QLogic Corp. * .........................................    26,700        981
   SIRF Technology Holdings, Inc. # * .....................    25,000        318
   Skyworks Solutions, Inc. # * ...........................    76,000        717
   Varian Semiconductor Equipment Associates, Inc. # * ....   113,600      4,186
                                                                        --------
                                                                          18,587
Software - 1.2%
   Ascential Software Corp. * .............................    49,000        799
   Cadence Design Systems, Inc. * .........................    50,400        696
   Dendrite International, Inc. * .........................    43,100        836
   Tibco Software, Inc. * .................................    35,000        467
                                                                        --------
                                                                           2,798
Specialty Retail - 12.7%
   CDW Corp. ..............................................    57,400      3,808
   Chicos Fas, Inc. * .....................................    60,200      2,741
   Christopher & Banks Corp. # ............................    30,400        561
   Michaels Stores, Inc. ..................................   191,700      5,745
   O'Reilly Automotive, Inc. # * ..........................   107,300   $  4,834
   Pacific Sunwear of California, Inc. * ..................   203,400      4,528
   Petco Animal Supplies, Inc. * ..........................   144,100      5,689
   Urban Outfitters, Inc. * ...............................    45,900      2,038
                                                                        --------
                                                                          29,944
Textiles & Apparel - 4.4%
   Coach, Inc. * ..........................................    39,500      2,228
   Columbia Sportswear Co. # * ............................    83,600      4,983
   Liz Claiborne, Inc. ....................................    75,300      3,179
                                                                        --------
                                                                          10,390
Trading Companies & Distributors - 1.8%
   Fastenal Co. ...........................................    67,300      4,143
Wireless Telecommunications Services - 0.5%
   Nextel Partners, Inc. - Cl. A * ........................    66,000      1,290
                                                                        --------
                                        TOTAL COMMON STOCK-
                                           (Cost $200,926)       99.5%   235,377

                                                              Par
                                                             Value
                                                            -------
                                                            (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 19.3%
   State Street Navigator Securities Lending Portfolio ..   $45,837      45,837
SHORT-TERM INVESTMENTS - 0.8%
   Investment in joint trading account
      2.29% due 01/03/05 (Cost $1,839) ..................     1,839       1,839
                                                            -------    ---------
                                       TOTAL INVESTMENTS-
                                          (Cost $248,602)     119.6%    283,053
                     Payables, less cash and receivables-     (19.6)%   (46,473)
                                                            -------    ---------
                                              NET ASSETS-     100.0%   $236,580
                                                            =======    ========

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Mid Cap Growth Fund, (formerly John Hancock Small/Mid Cap Growth), (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
          $9,269                     1.51%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $44,689                   $45,837

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004, through December 31, 2004, the Fund incurred no net realized capital losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                        Between
                    $50 Million and    Excess Over
First $50 Million     $200 Million    $200 Million
-----------------   ---------------   ------------
      1.00%              0.95%            0.90%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $61.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $232,200         $243,927

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $251,389       $34,995        $(3,331)        $31,664

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $477            $940            $--            $31,664

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $ 9,422                 $12,054                $--
2003          10,380                   4,039                 --

     Included in the Fund's 2003 distributions from ordinary income is $5,111 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Growth Fund (formerly Small/Mid Cap Growth Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Growth Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Mid Cap Value B Fund (FORMERLY SMALL/MID CAP CORE(SM) FUND)
T. Rowe Price Associates, Inc.                                  David J. Wallack
--------------------------------------------------------------------------------

..    The Fund employs a bottom-up, value-oriented investment approach, focusing on companies with attractive valuations, strong cash flow generation and sound balance sheets. The Fund's sector allocations are broadly diversified but are driven primarily by stock selection.

..    On May 1, 2004, the Fund's name, investment strategy and sub-adviser were changed. T. Rowe Price took over as manager of the Fund.

Fund Commentary

Performance: For the year ending December 31, 2004, the Mid Cap Value B Fund returned +18.74%, underperforming the +23.60% return of its benchmark, a splice of the Russell 2500 Index (January through April) and the Russell Mid Cap Value Index (May through December).

From the date of manager inception, May 1, 2004 to year end, the Mid Cap Value B Fund returned +17.33%, underperforming the +22.61% return of the Russell Mid Cap Value Index./2/

Environment: U.S. equity prices registered strong gains from May to December, largely due to a fourth-quarter rally. Mid-cap stocks outperformed their small- and large-cap counterparts during the eight-month period. Within the mid-cap segment, value stocks outpaced growth stocks by a wide margin.

The year ended on a positive note as consumer confidence recovered. The weakness in recent months was most likely related to uncertainty about employment prospects, spiking oil prices and uneasiness surrounding the election -- concerns that moderated during the year's final weeks. The Fund posted strong absolute results, but trailed the Russell Midcap Value Index. Detractors from relative performance included holdings in the Consumer Discretionary and Financials sectors. In contrast, the portfolio's Energy and Materials exposures benefited relative results.

While the Fund's overweight in the Consumer Discretionary sector was favorable, disappointing stock selection more than offset this benefit. Newspapers generally suffered due to a lagging recovery and increased competition from Internet and satellite radio. In Financials, stock selection detracted from relative performance, as did an underweight in the group, which outperformed the Index. On the positive side, the portfolio's Energy and Materials holdings outperformed the benchmark.

Outlook: Mid-cap valuations are now at a premium relative to large caps. The key to the mid-cap outperformance cycle over large caps is continued relative earnings strength. Mid-cap growth stocks slightly outperformed their value counterparts during the fourth quarter, but value maintains a significant five-year advantage. We continue to find good risk/reward candidates among mid caps, but they are somewhat harder to come by than in previous years.

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Mid Cap Value B Fund (FORMERLY SMALL/MID CAP CORE(SM) FUND)
T. Rowe Price Associates, Inc.                                  David J. Wallack
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 5/1/98 (Fund Inception Date)

             Small/Mid Cap       Russell
             Core(SM) Fund   2500(TM) Index
             -------------   --------------
05/1/1998       $10,000          $10,000
06/30/1998        9,577            9,536
07/31/1998        9,721            9,547
08/31/1998        9,040            8,892
09/30/1998        7,377            7,215
10/30/1998        7,776            7,727
11/30/1998        7,960            8,149
12/31/1998        8,422            8,553
01/29/1999        9,019            9,071
02/26/1999        8,940            9,056
03/31/1999        8,305            8,461
04/30/1999        8,438            8,642
05/28/1999        9,172            9,415
06/30/1999        9,251            9,561
07/30/1999        9,810           10,058
08/31/1999        9,686            9,860
09/30/1999        9,347            9,552
10/29/1999        9,224            9,409
11/30/1999        9,430            9,615
12/31/1999        9,887           10,159
01/31/2000       10,871           11,261
02/29/2000       10,456           11,002
03/31/2000       11,807           12,591
04/28/2000       11,700           12,398
05/31/2000       11,257           11,731
06/30/2000       10,720           11,168
07/31/2000       11,414           11,902
08/31/2000       11,267           11,598
09/29/2000       12,208           12,597
10/31/2000       11,766           12,187
11/30/2000       11,467           11,853
12/29/2000       10,396           10,810
01/31/2001       11,375           11,741
02/28/2001       11,642           12,127
03/30/2001       10,940           11,346
04/30/2001       10,296           10,723
05/31/2001       11,153           11,670
06/30/2001       11,433           12,022
07/31/2001       11,546           12,192
08/31/2001       11,242           11,756
09/28/2001       10,945           11,370
10/31/2001        9,572            9,899
11/30/2001        9,992           10,411
12/31/2001       10,814           11,253
01/31/2002       11,435           11,884
02/28/2002       11,423           11,737
03/30/2002       11,363           11,531
04/30/2002       12,211           12,328
05/31/2002       12,368           12,297
06/30/2002       11,981           11,937
07/31/2002       11,397           11,265
08/31/2002        9,984            9,921
09/28/2002       10,116            9,951
10/31/2002        9,327            9,163
11/30/2002        9,532            9,461
12/31/2002       10,097           10,234
01/31/2003        9,698            9,771
02/28/2003        9,440            9,511
03/30/2003        9,166            9,283
04/30/2003        9,203            9,371
05/31/2003        9,969           10,206
06/30/2003       10,953           11,209
07/31/2003       11,169           11,423
08/31/2003       11,739           12,038
09/28/2003       12,181           12,595
10/31/2003       12,136           12,424
11/30/2003       13,153           13,405
12/31/2003       13,784           13,909
01/31/2004       14,077           14,217
02/28/2004       14,897           14,736
03/30/2004       15,031           14,964
04/30/2004       15,058           15,054
05/31/2004       14,246           14,331
06/30/2004       14,437           14,698
07/31/2004       14,905           15,223
08/31/2004       14,371           14,810
09/28/2004       14,442           15,049
10/31/2004       14,914           15,487
11/30/2004       15,204           15,845
12/31/2004       16,123           16,916
                 16,715           17,571

Value on 12/31/04:
------------------
$16,715 Small/Mid Cap Core (SM) Fund
$17,571 Russell 2500(TM) Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Diamond Offshore Drilling, Inc.                                          2.8%
Mattel, Inc.                                                             1.8%
St. Paul Cos., Inc.                                                      1.7%
Marsh & McLennan Cos., Inc.                                              1.7%
NiSource, Inc.                                                           1.6%
Teco Energy, Inc.                                                        1.6%
Campbell Soup Co.                                                        1.5%
Healthsouth Corp.                                                        1.5%
Lincare Holdings, Inc.                                                   1.4%
Novellus Systems, Inc.                                                   1.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                   Mid Cap      Mid Cap Value B
                                                Value B Fund   Fund Benchmark/1/
                                                ------------   -----------------
1 Year                                             18.74%            23.60%
3 Years                                            13.49%            13.92%
5 Years                                             8.99%             9.31%
Since Inception (5/1/98)                            8.00%             8.82%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Financials                                                              24.4%
Consumer Discretionary                                                  17.9%
Industrials                                                             13.3%
Health Care                                                              9.9%
Utilities                                                                8.2%
Information Technology                                                   7.9%
Materials                                                                7.0%
Energy                                                                   5.9%
Telecommunication Services                                               2.8%
Consumer Staples                                                         2.7%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Mid Cap Value B Fund benchmark represents the Russell 2500 Index, May 1998 to April 2004 and then the Russell Mid Cap Value Index, May 2004 to present.
/2/  Returns are not annualized.

                                                          Inception: May 1, 1998
--------------------------------------------------------------------------------
Mid Cap Value B Fund (FORMERLY SMALL/MID CAP CORE(SM) FUND)
T. Rowe Price Associates, Inc.                                  David J. Wallack
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Mid Cap Value B Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,121.50
Expense paid per $1,000*                                               $    6.07

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.41
Expense paid per $1,000*                                               $    5.78

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Mid Cap Value B Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $23,680 of
   securities loaned (Note B)) ......................................   $151,154
Net unrealized appreciation on investments ..........................     19,851
Short-term investments at value .....................................     31,858
                                                                        --------
      Total investments .............................................    202,863
Receivables for:
   Investments sold .................................................        295
   Fund shares sold .................................................         56
   Dividends ........................................................        139
                                                                        --------
Total assets ........................................................    203,353
                                                                        --------

LIABILITIES
Payables for:
   Investments purchased ............................................        118
   Collateral for securities on loan ................................     24,325
   Foreign dividend tax withholding .................................          2
   Accrued operating expenses .......................................         13
                                                                        --------
Total liabilities ...................................................     24,458
                                                                        --------
Net assets ..........................................................   $178,895
                                                                        ========
Share outstanding, $0.01 Par Value (unlimited shares authorized) ....     15,325
                                                                        --------
Net asset value per share ...........................................   $  11.67
                                                                        ========
Composition of net assets:
   Capital paid-in ..................................................   $157,352
   Accumulated net realized gain on investments, futures and foreign
      currency transactions .........................................      1,692
   Net unrealized appreciation of investments .......................     19,851
                                                                        --------
Net assets ..........................................................   $178,895
                                                                        ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Mid Cap Value B Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    63
      Dividends (net foreign withholding tax of $6) .................     1,793
      Securities lending ............................................        52
                                                                        -------
Total investment income .............................................     1,908
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,211
      Auditors fees .................................................        12
      Custodian fees ................................................        81
      Legal fees ....................................................        16
      Printing & mailing fees .......................................        82
      Trustees' fees ................................................         3
      Other fees ....................................................         5
                                                                        -------
Total expenses ......................................................     1,410
      Less expenses reimbursed ......................................       (83)
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..................        (3)
                                                                        -------
Net expenses ........................................................     1,324
                                                                        -------
Net investment income ...............................................       584
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    19,778
      Financial futures contracts ...................................       (17)
      Foreign currency transactions .................................         1
   Change in unrealized appreciation/(depreciation) on:
      Investments ...................................................     2,971
      Financial futures contracts ...................................       (46)
                                                                        -------
Net realized and unrealized gain ....................................    22,687
                                                                        -------
Net increase in net assets resulting from operations ................   $23,271
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Mid Cap Value B Fund
(000's Omitted)

                                                                      Year Ended     Year Ended
                                                                     December 31,   December 31,
                                                                         2004          2003(a)
                                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income                                               $    584       $    298
   Net realized gain .............................................       19,762          7,777
   Change in net unrealized appreciation .........................        2,925         18,500
                                                                       --------       --------
      Net increase in net assets resulting from operations .......       23,271         26,575
Distributions to shareholders from:
   Net investment income .........................................         (543)        (2,831)
   Realized gains ................................................      (17,846)        (3,957)
   Capital paid-in ...............................................                      (1,293)
                                                                       --------       --------
      Decrease in net assets resulting from distributions ........      (18,389)        (8,081)
From fund share transactions:
   Proceeds from shares sold .....................................       77,790         57,643
   Shares issued in reorganization ...............................       35,029
   Distributions reinvested ......................................       18,389          8,081
   Payment for shares redeemed ...................................      (51,097)       (38,459)
                                                                       --------       --------
      Increase in net assets from fund share transactions ........       80,111         27,265
                                                                       --------       --------
NET INCREASE IN NET ASSETS .......................................       84,993         45,759

NET ASSETS

   Beginning of Period ...........................................       93,902         48,143
                                                                       --------       --------
   End of Period (including undistributed net investment income
      of $0 and $0, respectively) ................................     $178,895       $ 93,902
                                                                       ========       ========
Analysis of fund share transactions:
   Sold ..........................................................        6,692          5,991
   Issued in reorganization ......................................        2,966
   Reinvested ....................................................        1,590            744
   Redeemed ......................................................       (4,478)        (3,991)
                                                                       --------       --------
Net increase in fund shares outstanding ..........................        6,770          2,744
                                                                       ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                                      Mid Cap Value B Fund
                                                                 ---------------------------------------------------------------
                                                                                     Year Ended December 31,
                                                                 ---------------------------------------------------------------
                                                                  2004(e)         2003(i)      2002(i)        2001         2000
                                                                 --------         -------      -------      -------      -------
Net Assets Value at Beginning of Period ......................      10.98            8.28         9.82         9.82         9.82
Income from Investment Operations:
   Net Investment Income .....................................       0.06            0.04         0.04         0.05         0.05
   Net Realized and Unrealized Gain (Loss) on Investment(a) ..       1.97            3.69        (1.54)                     0.39
                                                                 --------         -------      -------      -------      -------
   Total From Investment Operations ..........................       2.03            3.73        (1.50)        0.05         0.44
Less Distributions:
   Distribution from Net Investment Income ...................      (0.04)          (0.37)       (0.04)       (0.05)       (0.05)
   Distribution from Net Realized Gains on Investments .......      (1.30)          (0.50)                                 (0.32)
   Distribution from Excess of Net Investment Income/Gains ...                                                             (0.05)
   Distribution from Capital Paid-in .........................                      (0.16)          (h)                    (0.02)
                                                                 --------         -------      -------      -------      -------
   Total Distributions .......................................      (1.34)          (1.03)       (0.04)       (0.05)       (0.44)
                                                                 --------         -------      -------      -------      -------
Net Assets Value at End of Period ............................   $  11.67         $ 10.98      $  8.28      $  9.82      $  9.82
                                                                 ========         =======      =======      =======      =======
Total Investment Return(b) ...................................      18.74%          45.15%      (15.19)%       0.53%        4.63%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ..........       1.15%(c)(d)     1.15%(c)     0.96%(c)     0.90%(c)     0.90%(c)
   Ratio of Net Investment Income to Average Net Assets ......       0.50%           0.45%        0.50%        0.52%        0.56%
   Portfolio Turnover Rate ...................................     196.48%(f)      125.00%      125.11%       96.88%       94.78%
Net Assets End of Period (000s Omitted) ......................   $178,895         $93,902      $48,143      $46,446      $21,636

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.22%, 1.19%, 1.12%, 1.15%, and 1.23%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(d) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(e) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc., during the period shown.
(f)  Excludes merger activity.
(h)  Less than $0.01.
(i) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 1.5%
   Raytheon Co. ............................................    40,400   $ 1,569
   Rockwell Collins, Inc. ..................................    29,700     1,171
                                                                         -------
                                                                           2,740
Airlines - 1.1%
   Southwest Airlines Co. ..................................   121,200     1,973
Banks - 5.9%
   Citizens Banking Corp. # ................................     7,100       244
   Commerce Bancshares, Inc. ...............................    16,272       817
   First Horizon National Corp. ............................    17,300       746
   Huntington Bancshares, Inc. .............................    58,300     1,445
   Northern Trust Corp. ....................................    39,400     1,914
   PNC Bank Corp. ..........................................    37,300     2,142
   Regions Financial Corp. .................................    31,500     1,121
   Synovus Financial Corp. .................................    73,300     2,095
                                                                         -------
                                                                          10,524
Biotechnology - 3.0%
   Chiron Corp. * ..........................................    61,100     2,036
   Human Genome Sciences, Inc. # * .........................    49,000       589
   MedImmune, Inc. * .......................................    85,200     2,310
   Vertex Pharmaceuticals, Inc. # * ........................    44,300       468
                                                                         -------
                                                                           5,403
Chemicals - 2.2%
   Great Lakes Chemical Corp. ..............................    43,100     1,228
   Mosaic Co. * ............................................    33,000       538
   NALCO Holding Co. * .....................................   113,000     2,206
                                                                         -------
                                                                           3,972
Commercial Services & Supplies - 5.9%
   Allied Waste Industries, Inc. * .........................   112,500     1,044
   Ceridian Corp. * ........................................    13,500       247
   Equifax, Inc. ...........................................    61,600     1,731
   Herman Miller, Inc. # ...................................    30,800       851
   Manpower, Inc. ..........................................    47,600     2,299
   MoneyGram International, Inc. ...........................    78,000     1,649
   ServiceMaster Co. .......................................    43,500       600
   The Bisys Group, Inc. * .................................    97,000     1,596
   Weight Watchers International , Inc. # * ................    13,600       558
                                                                         -------
                                                                          10,575
Communications Equipment - 0.1%
   Tellabs, Inc. * .........................................    20,500       176
Diversified Financials - 3.7%
   Ameritrade Holding Corp. * ..............................    63,000       896
   Charles Schwab Corp. ....................................   192,300     2,300
   Federated Investments, Inc. - Cl. B .....................    35,100     1,067
   Janus Capgroup, Inc. ....................................    97,300     1,635
   LaBranche & Co., Inc. # * ...............................    71,200       638
                                                                         -------
                                                                           6,536
Diversified Telecommunication Services - 1.6%
   AT&T Corp. ..............................................    20,200       385
   Qwest Communications International, Inc. * ..............   388,820   $ 1,726
   Telus Corp. .............................................    25,100       726
                                                                         -------
                                                                           2,837
Electric Utilities - 4.8%
   CMS Energy Corp. * ......................................   119,500     1,249
   El Paso Electric Co. * ..................................    39,300       745
   Firstenergy Corp. .......................................    24,000       948
   NRG Energy, Inc. #  * ...................................    52,900     1,907
   Pinnacle West Capital Corp. .............................    15,700       697
   Teco Energy, Inc. # .....................................   177,200     2,718
   Xcel Energy, Inc. .......................................    19,500       355
                                                                         -------
                                                                           8,619
Electric/Gas - 0.9%
   Duke Energy Co. .........................................    62,300     1,578
Electrical Equipment - 1.2%
   Molex, Inc. - Cl. A .....................................    77,600     2,068
Electronic Equipment & Instruments - 1.5%
   AVX Corp. # .............................................   111,600     1,406
   Jabil Circuit, Inc. * ...................................    48,000     1,228
                                                                         -------
                                                                           2,634
Energy Equipment & Services - 5.0%
   Cooper Cameron Corp. * ..................................    18,700     1,006
   Diamond Offshore Drilling, Inc. # .......................   121,300     4,858
   Grant Prideco, Inc. * ...................................    80,000     1,604
   Hanover Compressor Co. # * ..............................    77,500     1,095
   Petroleum Geo Services ASA - ADR # * ....................     6,700       416
                                                                         -------
                                                                           8,979
Finance - 2.8%
   Dow Jones & Co., Inc. ...................................    49,900     2,149
   Marsh & McLennan Cos., Inc. .............................    86,500     2,846
                                                                         -------
                                                                           4,995
Food & Drug Retailing - 1.0%
   Agrium, Inc. ............................................    13,100       221
   Outback Steakhouse, Inc. ................................    36,000     1,648
                                                                         -------
                                                                           1,869
Food Products - 2.5%
   Archer Daniels Midland Co. ..............................    11,600       259
   Campbell Soup Co. .......................................    88,300     2,639
   H.J. Heinz Co. ..........................................    39,200     1,529
                                                                         -------
                                                                           4,427
Gas Utilities - 0.2%
   NorthWestern Corp. * ....................................    10,900       305
Health Care Providers & Services - 6.0%
   Accredo Health, Inc. * ..................................     7,100       197
   Amerisource Bergen Corp. ................................    36,000     2,112
   Community Health Systems, Inc. * ........................     8,000       223
   Healthsouth Corp. # * ...................................   416,500     2,616

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Health Care Providers & Services - Continued
   Lincare Holdings, Inc. * ................................    55,100   $ 2,350
   McKesson HBOC, Inc. .....................................    31,800     1,000
   Tenet Healthcare Corp. * ................................   199,900     2,195
                                                                         -------
                                                                          10,693
Household Durables - 1.0%
   Newell Rubbermaid, Inc. .................................    77,200     1,867
Insurance - 10.1%
   Aon Corp. ...............................................    70,300     1,677
   Axis Capital Holdings, Ltd. .............................    68,200     1,866
   Genworth Financial, Inc. - Cl. A ........................    70,000     1,890
   Jefferson-Pilot Corp. ...................................    27,100     1,408
   Loews Corp. .............................................     9,300       654
   Ohio Casualty Corp. # * .................................    49,700     1,154
   Protective Life Corp. ...................................    16,300       696
   Radian Group, Inc. ......................................    24,800     1,320
   Safeco Corp. # ..........................................    23,300     1,217
   St. Paul Cos., Inc. .....................................    79,217     2,937
   UnumProvident Corp. # ...................................    95,200     1,708
   XL Capital, Ltd. - Cl. A ................................    19,600     1,522
                                                                         -------
                                                                          18,049
Internet Software & Services - 0.6%
   IAC / InterActive Corp. * ...............................    30,400       840
   McAfee, Inc. * ..........................................     8,400       243
                                                                         -------
                                                                           1,083
IT Consulting & Services - 1.2%
   BearingPoint, Inc. # * ..................................   266,200     2,138
Leisure Equipment & Products - 1.7%
   Mattel, Inc. ............................................   157,200     3,064
Media - 9.2%
   Cablevision Systems Corp. - Cl. A * .....................    77,900     1,940
   Cox Radio, Inc. - Cl. A * ...............................    32,900       542
   Entercom Communications Corp. * .........................    55,900     2,006
   Hearst-Argyle Television, Inc. ..........................    13,700       361
   Meredith Corp. ..........................................    27,600     1,496
   New York Times Co. - Cl. A ..............................    47,300     1,930
   Pearson plc - ADR # .....................................   137,200     1,668
   Reuters Group plc - ADR # ...............................    27,600     1,185
   Scholastic Corp. # * ....................................    47,300     1,748
   Tribune Co. .............................................    40,500     1,707
   Univision Communications, Inc. - Cl. A * ................    32,200       943
   Washington Post Co. - Cl. B .............................       948       932
                                                                         -------
                                                                          16,458
Metals & Mining - 0.8%
   Meridian Gold, Inc. # * .................................    72,000     1,366
Multi-Utilities - 1.9%
   Dynegy, Inc. - Cl. A # * ................................   153,100       707
   NiSource, Inc. ..........................................   121,700     2,773
                                                                         -------
                                                                           3,480
Multiline Retail - 2.3%
   Big Lots, Inc. * ........................................    38,700   $   469
   Dillard's, Inc. - Cl. A .................................    55,000     1,478
   Family Dollar Stores, Inc. ..............................    58,400     1,824
   Saks, Inc. ..............................................    29,000       421
                                                                         -------
                                                                           4,192
Oil & Gas - 0.5%
   Murphy Oil Corp. ........................................    11,300       909
Paper & Forest Products - 3.7%
   Abitibi-Consolidated, Inc. # ............................   105,200       728
   Bowater, Inc. ...........................................    48,600     2,137
   Domtar, Inc. ............................................   148,500     1,792
   MeadWestvaco Corp. ......................................    46,000     1,559
   Potlatch Corp. # ........................................     9,000       455
                                                                         -------
                                                                           6,671
Pharmaceuticals - 0.5%
   Barr Laboratories, Inc. * ...............................     6,500       296
   Valeant Pharmaceuticals International # .................    20,200       532
                                                                         -------
                                                                             828
Real Estate Investment Trust - 0.9%
   Apartment Investment & Management Co ....................    30,000     1,156
   Equity Office Properties Trust ..........................    18,500       539
                                                                         -------
                                                                           1,695
Road & Rail - 3.0%
   CSX Corp. ...............................................    55,200     2,212
   Laidlaw International, Inc. * ...........................    63,900     1,368
   Union Pacific Corp. .....................................    26,500     1,782
                                                                         -------
                                                                           5,362
Semiconductor Equipment & Products - 1.6%
   KLA-Tencor Corp. * ......................................    10,300       480
   Novellus Systems, Inc. ..................................    83,100     2,317
                                                                         -------
                                                                           2,797
Software - 2.6%
   BMC Software, Inc. * ....................................    92,400     1,719
   Intuit, Inc. * ..........................................    27,700     1,219
   Synopsys, Inc. * ........................................    88,200     1,730
                                                                         -------
                                                                           4,668
Specialty Retail - 1.9%
   AnnTaylor Stores Corp. * ................................    62,700     1,350
   Gap, Inc. ...............................................    93,000     1,964
                                                                         -------
                                                                           3,314
Textiles & Apparel - 0.0%
   Unifi, Inc. #  * ........................................    14,800        57
Wireless Telecommunications Services - 1.1%
   Crown Castle International Corp. * ......................     6,000       100
   Telephone and Data Systems, Inc. ........................    20,000     1,539

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MID CAP VALUE B FUND

                                                                       Market
                     Name of Issuer                         Shares      Value
                     --------------                        -------    --------
                                                                       (000's)
COMMON STOCK - Continued

Wireless Telecommunications Services - Continued
   United States Cellular Corp. * ......................     5,600    $    250
                                                                      --------
                                                                         1,889
                                                                      --------
                                     TOTAL COMMON STOCK-
                                         (Cost $150,940)      95.5%    170,790

PREFERRED STOCK

Oil & Gas - 0.1%
   NRG Energy, Inc. - 144A (a) (b) .....................       200         204
                                                                      --------
                                  TOTAL PREFERRED STOCK-
                                             (Cost $204)       0.1%        204

                                                             Par
                                                            Value
                                                           -------
                                                           (000's)
PUBLICLY-TRADED BONDS-

Electric Utilities - 0.0%
   Xcel Energy, Inc. - Sr. Notes 144A (a)
      7.5% due 11/21/07 - BBB- .........................   $ 7,000          11
                                                                      --------
                            TOTAL PUBLICLY-TRADED BONDS-
                                              (Cost $10)       0.0%         11

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
   SECURITIES - 13.6%
   State Street Navigator Securities Lending
      Portfolio ........................................    24,325      24,325

SHORT-TERM INVESTMENTS - 4.2%
   Investment in joint trading account
      2.29% due 01/03/05
         (Cost $7,533) .................................     7,533       7,533
                                                           -------    --------
                                      TOTAL INVESTMENTS-
                                         (Cost $183,012)     113.4%    202,863
                    Payables, less cash and Receivables-     (13.4)%   (23,968)
                                                           -------    --------
                                             NET ASSETS-     100.0%   $178,895
                                                           =======    ========

*    Non-income producing security.
#    At December 31, 2004 all or portion of this security was out on loan.
(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $215 or 0.1% of net assets of the Portfolio.
(b)  At December 31, 2004 this security was fair valued.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Mid Cap Value B (formerly John Hancock Small/Mid Cap CORE), (the "Fund" or "VST Mid Cap Value B") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $3,679                   1.49%               $1

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $23,680                  $24,325

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $6. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       1.05%             1.00%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, the reimbursements paid from John Hancock and JHVLICO were $83 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $3.

     As of May 3, 2004, John Hancock has entered into a Sub-Advisory Agreement with T. Rowe Price Associates, Inc., which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000'S Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $274,442         $220,644

The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $183,656       $20,588       $(1,381)         $19,207

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
    $1,814           $523            $--            $19,207

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $11,906                $6,483                 $   --
2003           6,192                   596                  1,293

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

Included in the Fund's 2003 distributions from ordinary income is $2,609 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On October 15, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

  Acquiring Fund         Target Fund
-------------------   -----------------
VST Mid Cap Value B   VST Mid Cap Value

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as a tax-free exchange as follows:

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
     2,966         $35,029        $1,953          $119,985             $155,014

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on October 15, 2004 on the following matter:

                                                                                     For   Against   Abstain
                                                                                     ---   -------   -------
To approve, as to the Mid Cap Value B Fund, a proposal to combine with the Mid Cap   91%      6%        3%
   Value Fund of John Hancock Variable Series Trust I. Shareholders in the Mid Cap
   Value Fund would receive Mid Cap Value B Fund shares having the same value as their prior Mid Cap Value Fund shares.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Mid Cap Value B (formerly, Small/Mid Cap CORE Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mid Cap Value B Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Money Market Fund
Wellington Management Company, LLP                               John C. Keogh
--------------------------------------------------------------------------------

..    The manager combines top down analysis with fundamental bottom-up security selection. The manager employs rigorous bottom-up fundamental research and a stringent credit review process to identify securities with stable credit quality.

Fund Commentary

Performance: For the year 2004, the Money Market Fund returned +1.09%.

Environment: The U.S. economy gained momentum over the course of 2004 and showed significant acceleration during the latter half of the year. Data released during the fourth quarter show the economy expanded at a rate of 4% during the third quarter, faster than previously estimated, suggesting a strong finish to 2004. In light of the improving economic data, Federal Reserve policy makers began a tightening campaign in June, which led to five increases, bringing the Fed funds rate to 2.25%. Policy makers reiterated their plan to continue raising rates at a "measured" pace.

Performance reflects the overall low level of interest rates and the portfolio's emphasis on commercial paper and U.S. Treasury and Agency securities.

Outlook: As the economy continues to expand and the risk of rising prices grows in 2005, we believe the Fed will remain on a path of steady tightening. A weaker dollar and higher oil prices will force the Fed to remain diligent in its effort to ward off inflation.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/93 (10-Year Period)

             Money Market Fund
             -----------------
12/31/1994        $10,000
01/31/1995         10,047
02/28/1995         10,092
03/31/1995         10,141
04/30/1995         10,186
05/31/1995         10,239
06/30/1995         10,287
07/31/1995         10,336
08/31/1995         10,385
09/30/1995         10,431
10/31/1995         10,481
11/30/1995         10,529
12/31/1995         10,574
01/31/1996         10,623
02/29/1996         10,667
03/31/1996         10,710
04/30/1996         10,757
05/31/1996         10,804
06/30/1996         10,846
07/31/1996         10,897
08/31/1996         10,944
09/30/1996         10,992
10/31/1996         11,041
11/30/1996         11,082
12/31/1996         11,138
01/31/1997         11,187
02/28/1997         11,232
03/31/1997         11,281
04/30/1997         11,330
05/31/1997         11,380
06/30/1997         11,431
07/31/1997         11,484
08/31/1997         11,532
09/30/1997         11,587
10/31/1997         11,640
11/30/1997         11,688
12/31/1997         11,746
01/31/1998         11,802
02/28/1998         11,850
03/31/1998         11,903
04/30/1998         11,955
05/31/1998         12,010
06/30/1998         12,063
07/31/1998         12,121
08/31/1998         12,172
09/30/1998         12,226
10/31/1998         12,282
11/30/1998         12,332
12/31/1998         12,385
01/31/1999         12,437
02/28/1999         12,482
03/31/1999         12,532
04/30/1999         12,583
05/31/1999         12,629
06/30/1999         12,678
07/31/1999         12,732
08/31/1999         12,783
09/30/1999         12,837
10/31/1999         12,893
11/30/1999         12,950
12/31/1999         13,010
01/31/2000         13,072
02/29/2000         13,130
03/31/2000         13,197
04/30/2000         13,256
05/31/2000         13,324
06/30/2000         13,398
07/31/2000         13,466
08/31/2000         13,540
09/30/2000         13,613
10/31/2000         13,683
11/30/2000         13,755
12/31/2000         13,830
01/31/2001         13,902
02/28/2001         13,963
03/31/2001         14,026
04/30/2001         14,080
05/31/2001         14,132
06/30/2001         14,179
07/31/2001         14,220
08/31/2001         14,264
09/30/2001         14,296
10/31/2001         14,327
11/30/2001         14,353
12/31/2001         14,374
01/31/2002         14,394
02/28/2002         14,412
03/31/2002         14,431
04/30/2002         14,450
05/31/2002         14,469
06/30/2002         14,486
07/31/2002         14,504
08/31/2002         14,523
09/30/2002         14,539
10/31/2002         14,557
11/30/2002         14,573
12/31/2002         14,587
01/31/2003         14,602
02/28/2003         14,614
03/31/2003         14,626
04/30/2003         14,638
05/31/2003         14,651
06/30/2003         14,662
07/31/2003         14,673
08/31/2003         14,684
09/30/2003         14,694
10/31/2003         14,705
11/31/2003         14,715
12/31/2003         14,726
01/31/2004         14,737
02/28/2004         14,746
03/31/2004         14,756
04/30/2004         14,767
05/31/2004         14,776
06/30/2004         14,787
07/31/2004         14,799
08/31/2004         14,813
09/30/2004         14,828
10/31/2004         14,846
11/31/2004         14,863
12/31/2004         14,886

Value on 12/31/04
-----------------
$14,886 Money Market Fund

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Federal Home Loan Mortgage Corp.                                         8.9%
Federal National Mortgage Assoc.                                         7.5%
Federal Home Loan Bank                                                   4.6%
Travelers Insurance Co.                                                  3.2%
Metlife, Inc.                                                            3.2%
Fortune Brands, Inc.                                                     2.9%
Permanent Financing plc                                                  2.7%
General Electric                                                         2.6%
Morgan Stanley Dean Witter                                               2.5%
Barclays Bank plc                                                        2.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                    Money Market
                                                                       Fund/1/
                                                                    ------------
1 Year                                                                  1.09%
3 Years                                                                 1.17%
5 Years                                                                 2.73%
10 Years                                                                4.06%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Commercial Paper                                                        59.84%
Government Agency                                                       21.00%
Variable Rate Securities                                                19.16%
--------------------------------------------------------------------------------

     The Money Market Fund is neither insured nor guaranteed by the U.S. Government and there is no guarantee the fund will be able to maintain a stable net asset value of $1.00/share.
* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ Returns reflect extra-ordinary capital contribution of $284,471 in October 2000.

                                                       Inception: March 29, 1986
--------------------------------------------------------------------------------
Money Market Fund
Wellington Management Company, LLP                                 John C. Keogh
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Money Market Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,006.70
Expense paid per $1,000*                                               $    1.74

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,023.41
Expense paid per $1,000*                                               $    1.75

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Money Market Fund
(000's Omitted)

ASSETS
Short-term investments at value ....................................   $471,995
Receivable for:
   Interest ........................................................        614
                                                                       --------
Total assets .......................................................    472,609
                                                                       --------
LIABILITIES
   Fund shares purchased ...........................................        174
   Accrued operating expenses ......................................        335
   Other payables ..................................................         29
                                                                       --------
Total liabilities ..................................................        538
                                                                       --------
Net assets .........................................................   $472,071
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares authorized) ..    472,071
                                                                       --------
Net asset value per share ..........................................   $   1.00
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $472,071
   Accumulated net realized loss on investments ....................        (82)
   Undistributed net investment income .............................         82
                                                                       --------
Net assets .........................................................   $472,071
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Money Market Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ........................................................   $  8,605

EXPENSES
   Investment advisory fee .........................................      1,553
   Auditors fees ...................................................         88
   Custodian fees ..................................................        157
   Fidelity Bond fees ..............................................          2
   Legal fees ......................................................        116
   Printing & mailing fees .........................................        117
   Trustees' fees ..................................................         19
   Other fees ......................................................         19
                                                                       --------
Total expenses .....................................................      2,071
                                                                       --------
Net investment income ..............................................   $  6,534
                                                                       ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Money Market Fund
(000's Omitted)

                                                                      Year Ended     Year Ended
                                                                     December 31,   December 31,
                                                                         2004           2003
                                                                     ------------   ------------
INCREASE IN NET ASSETS
From operations
   Net investment income .........................................    $   6,534      $   7,879
Distributions to shareholders from:
   Net investment income .........................................       (6,534)        (7,879)
                                                                      ---------      ---------
      Decrease in net assets resulting from distributions ........       (6,534)        (7,879)
From fund share transactions:
   Proceeds from shares sold .....................................      360,686        754,784
   Distributions reinvested ......................................        6,534          7,879
   Payment for shares redeemed ...................................     (576,782)      (999,146)
                                                                      ---------      ---------
      Decrease in net assets from fund share transactions ........     (209,562)      (236,483)
                                                                      ---------      ---------
NET DECREASE IN NET ASSETS .......................................     (209,562)      (236,483)

NET ASSETS
   Beginning of Period ...........................................      681,633        918,116
                                                                      ---------      ---------
   End of Period (including undistributed net investment income
      of $82 and $82, respectively) ..............................    $ 472,071      $ 681,633
                                                                      =========      =========
Analysis of fund share transactions:
   Sold ..........................................................      360,686        754,784
   Reinvested ....................................................        6,534          7,879
   Redeemed ......................................................     (576,782)      (999,146)
                                                                      ---------      ---------
Net decrease in fund shares outstanding ..........................     (209,562)      (236,483)
                                                                      =========      =========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the period indicated:

                                                                                   Money Market Fund
                                                                 ----------------------------------------------------
                                                                                Year Ended December 31,
                                                                 ----------------------------------------------------
                                                                   2004       2003      2002(d)    2001(c)    2000(c)
                                                                 --------   --------   --------   --------   --------
Net Assets Value at Beginning of Period ......................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from Investment Operations:
   Net Investment Income .....................................       0.01       0.01       0.01       0.04       0.06
                                                                 --------   --------   --------   --------   --------
   Total From Investment Operations ..........................       0.01       0.01       0.01       0.04       0.06
Less Distributions:
   Distribution from Net Investment Income ...................      (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
                                                                 --------   --------   --------   --------   --------
   Total Distributions .......................................      (0.01)     (0.01)     (0.01)     (0.04)     (0.06)
                                                                 --------   --------   --------   --------   --------
Net Assets Value at End of Period ............................   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                 ========   ========   ========   ========   ========
Total Investment Return(b) ...................................       1.09%      0.95%      1.48%      3.93%      6.29%(a)
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ..........       0.33%      0.31%      0.32%      0.32%      0.29%
   Ratio of Net Investment Income to Average Net Assets.......       1.05%      0.95%      1.46%      3.72%      6.05%
   Portfolio  Turnover Rate ..................................        n/a        n/a        n/a        n/a        n/a
Net Assets End of Period (000s Omitted) ......................   $472,071   $681,633   $918,116   $745,516   $496,853

(a) The total investment return includes the effect of the capital contribution of $0.01 per share. The total investment return without the capital contribution would have been 6.18%.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Per share amounts have been restated to reflect a 10-for-1 stock split effective May 1, 2001.
(d) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MONEY MARKET FUND **

                                                                Par      Market
                       Name of Issuer                          Value      Value
                       --------------                         -------   -------
                                                              (000's)   (000's)
PUBLICLY-TRADED BONDS

Banks- 0.9%
   Chase Manhattan Bank USA
   1.05% due 05/11/05 - NA ................................   $ 4,475   $  4,475

Finance- 1.5%
   General Electric Capital Corp.
   1.14% due 03/10/17 - AAA ...............................     7,000      7,000

Insurance- 1.7%
   Monumental Life Insurance - Notes
   1.21% due 11/01/03 - NA ................................     3,000      3,000
   Principle Life Global Funding
   2.03% due 03/18/05 - AA ................................     5,000      5,001
                                                                        --------
                                                                           8,001
Other Asset Backed- 1.1%
   GE Commercial Equipment Financing LLC -
      Notes 2004 A Cl. A1 144A (a)
   2.59% due 12/22/05 - NA ................................     2,000      2,000
   GE Commercial Equipment Financing LLC -
      Ser. 2004-1 Cl. A1 Fortis Bank
   2.051% due 11/20/05 - A-1+ .............................     3,277      3,277
                                                                        --------
                                                                           5,277
U.S. Government Agencies- 21.0%
   Federal Home Loan Bank - Notes
   1.5% due 03/01/05 - AAA ................................     6,000      6,000
   1.625% due 04/15/05 - AAA ..............................     5,000      5,005
   1.66% due 05/16/05 - AAA ...............................     2,800      2,800
   Federal Home Loan Bank - Disc. Notes
   2.05% due 01/21/05 - AAA ...............................     7,800      7,791
   Federal Home Loan Mortgage Corp. - Disc. Notes
   2.04% due 01/24/05 - AAA ...............................     8,378      8,367
   2.1% due 02/01/05 - AAA ................................    25,819     25,771
   2.245% due 01/11/05 - AAA ..............................     8,000      7,995
   Federal National Mortgage Assoc. - Disc. Notes
   2.05% due 01/20/05 - AAA ...............................     9,600      9,590
   Federal National Mortgage Assoc. - Notes
   1.375% due 02/11/05 - AAA ..............................    10,000      9,990
   1.375% due 02/14/05 - AAA ..............................     5,500      5,500
   1.61% due 05/13/05 - AAA ...............................     1,300      1,300
   1.75% due 05/23/05 - AAA ...............................     9,000      9,000
                                                                        --------
                                                                          99,109
Whole Loan CMOs- 4.9%
   AIRE Valley Mortgages - Notes Ser. 1 Cl. A 144A (a)
   1.91% due 09/20/05 - NA ................................     4,700      4,700
   Holmes Financing plc - Notes Ser. 1 Cl. A
   1.045% due 04/15/05 - A-1+ .............................     5,500      5,500
   Permanent Financing plc - Notes Ser 1 Cl. A
   1.04% due 03/10/05 - A-1+ ..............................     8,500      8,500

   Permanent Financing plc - Notes Ser.1 Cl. A
   1.34% due 06/10/05 - NA ................................   $ 4,300   $  4,300
                                                                        --------
                                                                          23,000
                                                                        --------

                               TOTAL PUBLICLY-TRADED BONDS-
                                            (Cost $146,862)      31.1%   146,862

COMMERCIAL PAPER

Banks - 16.2%
   Abbey National NA LLC
   2.26% due 02/23/05 .....................................    10,250     10,216
   Barclays Bank plc
   2.348% due 03/24/05 ....................................    11,700     11,699
   Credit Suisse First Boston
   2.35% due 01/20/05 .....................................    10,000     10,000
   Danske Corp.
   2.31% due 01/14/05 .....................................    10,000      9,992
   Fortis Bank
   2.1% due 01/10/05 ......................................     5,000      5,000
   Svenska Handelsbanken AB
   2.13% due 01/13/05 .....................................    11,500     11,500
   Westdeutche Lands
   1.32% due 01/27/05 .....................................     9,973      9,973
   Wilmington Trust Co.
   2.07% due 01/05/05 .....................................     8,000      8,000
                                                                        --------
                                                                          76,380
Beverages - 4.8%
   Fortune Brands, Inc.
   2.08% due 01/10/05 .....................................     5,374      5,371
   2.25% due 02/01/05 .....................................     8,461      8,445
   PepsiCo., Inc.
   2.26% due 01/20/05 .....................................     8,864      8,853
                                                                        --------
                                                                          22,669
Commercial Services & Supplies - 2.1%
   Yale University
   2.3% due 02/04/05 ......................................    10,000      9,978

Diversified Financials - 2.5%
   Morgan Stanley Dean Witter
   2.23% due 01/24/05 .....................................    12,000     11,983

Finance - 32.2%
   APRECO, Inc.
   2.4% due 03/15/05 ......................................     7,000      6,966
   BP Amoco Capital, plc
   2.25% due 01/05/05 .....................................     2,226      2,225
   Bradford & Bingley Building Society
   2.025% due 01/07/05 ....................................     8,000      8,000
   CBA Delaware Finance, Inc.
   2.38% due 03/02/05 .....................................     1,794      1,787
   Chariot Funding LLC
   2.34% due 01/21/05 .....................................     7,142      7,133

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
MONEY MARKET FUND

                                                                Par      Market
                       Name of Issuer                          Value      Value
                       --------------                         -------   --------
                                                              (000's)    (000's)
COMMERCIAL PAPER - Continued

Finance - Continued
   Diageo Capital plc
   2.32% due 02/01/05 .....................................   $ 5,120   $  5,110
   Edison Asset
   1.98% due 01/12/05 .....................................     6,200      6,196
   Eureka Securitization
   2.26% due 01/24/05 .....................................     9,500      9,486
   Falcon Asset Securitization
   2.28% due 01/18/05 .....................................     8,000      7,991
   Jupiter Section
   2.25% due 01/12/05 .....................................     8,000      7,995
   Montana Blanc Capital Corp.
   2.33% due 01/13/05 .....................................    10,284     10,276
   Nationwide Building Society
   2.08% due 01/19/05 .....................................     5,550      5,544
   Nestle Capital Corp.
   2.26% due 01/18/05 .....................................     9,186      9,176
   Old Line Funding Corp.
   2.25% due 01/10/05 .....................................     5,019      5,016
   2.33% due 01/19/05 .....................................     4,952      4,946
   Preferred Receivables Funding
   2.27% due 01/14/05 .....................................     8,390      8,383
   Sheffield Receivables Corp.
   2.25% due 01/19/05 .....................................     9,500      9,489
   Societe Generale North America
   2.23% due 02/18/05 .....................................     2,000      1,995
   UBS Finance Delaware LLC
   2.01% due 01/25/05 .....................................     1,658      1,657
   2.24% due 02/03/05 .....................................     8,537      8,519
   Variable Funding Capital Corp.
   2.2% due 01/19/05 ......................................     1,746      1,744
   2.32% due 01/07/05 .....................................     5,203      5,201
   Windmill Funding Corp.
   2.29% due 02/16/05 .....................................     8,114      8,090
   Yorktown Capital LLC
   2.28% due 01/07/05 .....................................     9,183      9,180
                                                                        --------
                                                                         152,105
Foreign Governmental - 1.9%
   Government of Quebec
   2.28% due 01/18/05 .....................................     9,000      8,990
Insurance - 6.4% Metlife, Inc.
   2.24% due 02/01/05 .....................................    15,000     15,000
   Travelers Insurance Co.
   2.48% due 02/24/05 .....................................    15,000     15,000
                                                                        --------
                                                                          30,000
Personal Products - 0.8%
   Kimberly Clark Worldwide, Inc.
   2.13% due 01/03/05 .....................................     3,542      3,542

Pharmaceuticals - 2.0%
   Merck & Co., Inc.
   2.28% due 01/24/05                                         $ 9,500   $  9,486
                                                              -------   --------
                                    TOTAL COMMERCIAL PAPER-
                                            (Cost $325,133)      68.9%   325,133
                                                              -------   --------
                                         TOTAL INVESTMENTS-
                                            (Cost $471,995)     100.0%   471,995
                       Cash and Receivables, less payables-       0.0%        76
                                                              -------   --------
                                                NET ASSETS-     100.0%  $472,071
                                                              =======   ========

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $6,700 or 1.4% of net assets of the Portfolio.
**   Bond ratings are unaudited.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE A--ORGANIZATION

     John Hancock Money Market Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Board of Trustees has determined that the appropriate method for valuing Fund securities is amortized cost, so long as the average weighted maturity of money market instruments comprising the Fund does not exceed 90 days. Accordingly, Fund securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the Fund. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                      $29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

Name of Issuer                                                      Market Value
--------------                                                      ------------
Mortgage Int Network, 2.33%, due 01/03/05                             $ 20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $4 and $78 which expire in 2007 and 2008, respectively.

     Dividend and Interest: Interest income is recorded on the accrual basis.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.25% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company, LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     The identified cost of investment of the Fund at December 31, 2004, was $471,995, which is the same as its tax cost.

     Distribution of Income and Gains: Distributions of net investment income are declared and distributed daily. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on it's federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed                   Net Unrealized
  Ordinary      Net Long-Term    Capital Loss    Appreciation/
   Income        Capital Gain   Carryforwards   (Depreciation)
-------------   -------------   -------------   --------------
     $82             $--             $82              $--

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $6,534                  $--                    $--
2003          7,879                   --                     --

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Market Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Overseas Equity B Fund (FORMERLY INTERNATIONAL OPPORTUNITIES FUND)
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

..    The manager employs a multiple portfolio manager system, with each portfolio managed by several portfolio managers and research analysts. The manager selects stocks using proprietary fundamental research. Fundamental research seeks to uncover companies that are undervalued and asset rich.

..    On May 1, 2004, the Fund's name, investment strategy and sub-adviser were changed. The Fund now invests primarily in foreign large and mid sized equities with modest emerging markets exposure. Capital Guardian Trust Company took over management of the Fund.

Fund Commentary

Performance: For the year ending December 31, 2004, the Overseas Equity B Fund returned +11.02%, underperforming the +20.04% return of its benchmark, a splice of the MSCI AC World ex U.S. Index (January through April) and the MSCI EAFE Index (May through December).

From the date of manager inception, May 1, 2004 to year end, the Overseas Equity B Fund returned +10.96%, underperforming the +18.17% return of the MSCI EAFE Index/2/.

Environment: Portfolio results were affected by stock selection in Information Technology, Financials, Health Care and Consumer Staples. Within these sectors, the pharmaceuticals industry accounted for both the top absolute detractor and the top absolute contributor during the period highlighting the importance of stock selection. The Trust benefited from an overweight and stock selection in Telecommunication Services, as well as from stock selection in the Materials sector.

Outlook: We believe the global economy is settling into a sustainable pace of growth and that energy costs will be less of a factor. In Japan, we still expect a long-term recovery despite some near-term weakness and we believe we own stocks that could benefit. In Europe, while we are concerned about domestic demand and the strong euro, we find some structural improvements related to business costs, value across markets, and potential restructuring and industrial consolidation.

We believe the portfolio will benefit from a number of holdings whose earnings have substantially improved although their stock prices have yet to do so. We also believe the portfolio is well positioned, with a focus on attractively valued companies where we anticipate either an improvement in profitability, growth where the market does not expect it, or rising cash flows being returned to shareholders through higher dividends and share repurchases.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Overseas Equity B Fund (FORMERLY INTERNATIONAL OPPORTUNITIES FUND)
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 4/30/96 (Fund Inception Date)

           International
           Opportunities   MCSI All Country World
                Fund          Free Ex. US Index
           -------------   ----------------------
Apr-1996       10,000              10,000
May-1996       10,024               9,850
Jun-1996       10,129               9,900
Jul-1996        9,820               9,572
Aug-1996        9,971               9,628
Sep-1996       10,191               9,867
Oct-1996       10,150               9,768
Nov-1996       10,609              10,145
Dec-1996       10,672              10,027
Jan-1997       10,544               9,843
Feb-1997       10,672              10,023
Mar-1997       10,659              10,002
Apr-1997       10,701              10,086
May-1997       11,332              10,709
Jun-1997       11,796              11,301
Jul-1997       12,113              11,529
Aug-1997       10,992              10,622
Sep-1997       11,719              11,196
Oct-1997       10,863              10,243
Nov-1997       10,859              10,115
Dec-1997       10,880              10,232
Jan-1998       11,254              10,538
Feb-1998       11,932              11,240
Mar-1998       12,345              11,629
Apr-1998       12,435              11,713
May-1998       12,390              11,501
Jun-1998       12,416              11,457
Jul-1998       12,560              11,566
Aug-1998       10,980               9,935
Sep-1998       10,715               9,726
Oct-1998       11,680              10,744
Nov-1998       12,199              11,321
Dec-1998       12,611              11,712
Jan-1999       12,484              11,699
Feb-1999       12,268              11,437
Mar-1999       12,769              11,989
Apr-1999       13,241              12,588
May-1999       12,623              11,997
Jun-1999       13,112              12,549
Jul-1999       13,358              12,844
Aug-1999       13,495              12,888
Sep-1999       13,581              12,976
Oct-1999       14,038              13,459
Nov-1999       15,021              13,997
Dec-1999       16,900              15,333
Jan-2000       15,833              14,500
Feb-2000       16,711              14,891
Mar-2000       16,885              15,451
Apr-2000       15,946              14,589
May-2000       15,446              14,216
Jun-2000       16,250              14,821
Jul-2000       15,693              14,236
Aug-2000       16,033              14,412
Sep-2000       15,020              13,612
Oct-2000       14,413              13,180
Nov-2000       13,655              12,588
Dec-2000       14,136              13,018
Jan-2001       14,305              13,214
Feb-2001       13,024              12,167
Mar-2001       12,015              11,307
Apr-2001       12,974              12,076
May-2001       12,412              11,742
Jun-2001       11,876              11,292
Jul-2001       11,594              11,041
Aug-2001       11,303              10,767
Sep-2001       10,116               9,625
Oct-2001       10,444               9,894
Nov-2001       10,925              10,346
Dec-2001       11,177              10,480
Jan-2002       10,698              10,031
Feb-2002       10,793              10,104
Mar-2002       11,351              10,652
Apr-2002       11,270              10,721
May-2002       11,300              10,838
Jun-2002       10,772              10,370
Jul-2002        9,595               9,359
Aug-2002        9,534               9,360
Sep-2002        8,395               8,368
Oct-2002        8,984               8,816
Nov-2002        9,470               9,240
Dec-2002        9,140               8,942
Jan-2003        8,707               8,628
Feb-2003        8,470               8,453
Mar-2003        8,250               8,289
Apr-2003        9,099               9,088
May-2003        9,610               9,667
Jun-2003        9,800               9,935
Jul-2003       10,003              10,199
Aug-2003       10,262              10,503
Sep-2003       10,496              10,797
Oct-2003       11,045              11,496
Nov-2003       11,268              11,747
Dec-2003       12,098              12,643
Jan-2004       12,253              12,847
Feb-2004       12,603              13,173
Mar-2004       12,596              13,255
Apr-2004       12,103              12,843
May-2004       12,007              12,898
Jun-2004       12,103              13,186
Jul-2004       11,701              12,760
Aug-2004       11,783              12,818
Sep-2004       11,925              13,155
Oct-2004       12,301              13,605
Nov-2004       12,940              14,538
Dec-2004       13,430              15,176

Value on 12/31/04:
------------------
$13,430 International Opportunities Fund
$15,176 MSCI All Country World Free Ex. US Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Vodafone AirTouch plc                                                    3.8%
Sanofi-Synthelabo SA                                                     3.3%
Mitsubishi Corp.                                                         2.4%
Novartis AG                                                              2.2%
Royal Dutch Petroleum Co.                                                2.1%
BNP Paribas                                                              2.0%
Banco Bilbao Vizcaya SA                                                  1.9%
AstraZeneca Group plc                                                    1.9%
Koninklijke                                                              1.9%
Sumitomo                                                                 1.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                            Overseas      Overseas Equity B Fund
                                          Equity B Fund        Benchmark/1/
                                          -------------   ----------------------
1 Year                                        11.02%              20.04%
3 Years                                        6.31%              13.14%
5 Years                                       -4.49%              -0.20%
Since Inception (5/1/96)                       3.46%               4.93%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversification By Region and Country/3/                             % of Assets
----------------------------------------                             -----------
Europe (excluding U.K.)                                                 44.3%
Japan                                                                   23.4%
United Kingdom (U.K.)                                                   17.6%
Pacific Basin (excluding Japan)                                          6.6%
United States                                                            3.5%
Other                                                                    3.1%
Emerging Markets                                                         1.5%

Diversification By Region/4/                                         % of Assets
----------------------------                                         -----------
Developed Markets                                                       98.5%
Emerging Markets                                                         1.5%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. There are special risks associated with international investing including currency fluctuations, political and economic instability, foreign taxation and different accounting standards, as outlined in the current prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Overseas Equity B Fund benchmark represents the MSCI All Country World Ex US Index from May 1996 to April 2004 and now the MSCI EAFE Index from May 2004 to present.
/2/  Returns are not annualized.
/3/  Calculations based upon country in which security is traded (listed).
/4/  Calculations based upon country in which security is domiciled.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Overseas Equity B Fund (FORMERLY INTERNATIONAL OPPORTUNITIES FUND)
Capital Guardian Trust Company                                   Management Team
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As an Overseas Equity B Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,109.70
Expense paid per $1,000*                                               $    8.94

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,016.67
Expense paid per $1,000*                                               $    8.54

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Overseas Equity B Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $57,277 of securities
   loaned (Note B)) ................................................   $199,896
Net unrealized appreciation on investments .........................     33,814
Short-term investments at value ....................................     66,528
                                                                       --------
      Total investments ............................................    300,238
Foreign currency at value (cost $4,898) ............................      5,106
Receivable for:
   Dividends .......................................................        203
   Foreign dividend tax withholding reclaim ........................         20
   Interest ........................................................          4
   Other receivable ................................................         34
                                                                       --------
Total assets .......................................................    305,605
                                                                       --------
LIABILITIES
Payables for:
   Investment purchased ............................................         33
   Fund shares purchased ...........................................         76
   Collateral for securities on loan ...............................     60,216
   Foreign dividend tax withholding ................................         19
   Accrued operating expenses ......................................        335
   Unrealized depreciation in forward currency contracts ...........        101
   Other payables ..................................................        114
                                                                       --------
Total liabilities ..................................................     60,894
                                                                       --------
Net assets .........................................................   $244,711
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     22,510
                                                                       --------
Net asset value per share ..........................................   $  10.87
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $242,443
   Accumulated net realized loss on investments and foreign
      currency transactions ........................................    (31,578)
   Distributions in excess of net investment income ................        (82)
Net unrealized appreciation of:
   Investments .....................................................     33,814
   Translation of assets and liabilities in foreign currencies .....        114
                                                                       --------
Net assets .........................................................   $244,711
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Overseas Equity B Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    59
      Dividends (net of foreign withholding tax of $312) ............     2,411
      Securities lending ............................................        67
                                                                        -------
Total investment income .............................................     2,537
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,590
      Auditors fees .................................................        16
      Custodian fees ................................................       318
      Legal fees ....................................................        21
      Printing & mailing fees .......................................       391
      Trustees' fees ................................................         4
      Other fees ....................................................        14
                                                                        -------
Total expenses ......................................................     2,354
      Less expenses reimbursed ......................................      (158)
      Less custodian expense reduction offset by commission
         recapture arrangement (Note C) .............................       (10)
                                                                        -------
Net expenses ........................................................     2,186
                                                                        -------
Net investment income ...............................................       351
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments ...................................................    16,793
      Foreign currency transactions .................................      (408)
      Realized That tax .............................................      (442)
   Change in unrealized appreciation on:
      Investments ...................................................     6,019
      Translation of assets and liabilities in foreign
         currencies .................................................       281
                                                                        -------
Net realized and unrealized gain ....................................    22,243
                                                                        -------
Net increase in net assets resulting from operations ................   $22,594
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Overseas Equity B Fund
(000's Omitted)

                                                                         Year Ended     Year Ended
                                                                        December 31,   December 31,
                                                                            2004          2003(a)
                                                                        ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ............................................     $    351      $     959
   Net realized gain (loss) .........................................       15,943         (5,089)
   Change in net unrealized appreciation ............................        6,300         35,456
                                                                          --------      ---------
      Net increase in net assets resulting from operations ..........       22,594         31,326
Distributions to shareholders from:
   Net investment income ............................................         (767)        (1,514)
   Capital paid-in ..................................................                         (42)
                                                                          --------      ---------
      Decrease in net assets resulting from distributions ...........         (767)        (1,556)
From fund share transactions:
   Proceeds from shares sold ........................................       24,688        131,885
   Shares issued in reorganization ..................................      112,876
   Distributions reinvested .........................................          767          1,556
   Payment for shares redeemed ......................................      (41,412)      (124,524)
                                                                          --------      ---------
      Increase in net assets from fund share transactions ...........       96,919          8,917
                                                                          --------      ---------
NET INCREASE IN NET ASSETS ..........................................      118,746         38,687

NET ASSETS
   Beginning of Period ..............................................      125,965         87,278
                                                                          --------      ---------
   End of Period (including distributions in excess of net
      investment income of $(82) and $0, respectively) ..............     $244,711      $ 125,965
                                                                          ========      =========
Analysis of fund share transactions:
   Sold .............................................................        2,442         16,865
   Issued in reorganization .........................................       11,336
   Reinvested .......................................................           78            188
   Redeemed .........................................................       (4,133)       (15,816)
                                                                          --------      ---------
Net increase in fund shares outstanding .............................        9,723          1,237
                                                                          ========      =========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                                    Overseas Equity B Fund
                                                              -----------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                              -----------------------------------------------------------------
                                                               2004(g)          2003(i)        2002         2001        2000(c)
                                                              --------         --------      -------      -------      --------
Net Assets Value at Beginning of Period ...................   $   9.85         $   7.56      $  9.30      $ 11.85      $  15.17
Income from Investment Operations:
   Net Investment Income ..................................       0.07             0.08         0.07         0.06          0.07
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) .......................................       1.01             2.34        (1.75)       (2.53)        (2.57)
                                                              --------         --------      -------      -------      --------
   Total From Investment Operations .......................       1.08             2.42        (1.68)       (2.47)        (2.50)
Less Distributions:
   Distribution from Net Investment Income ................      (0.06)           (0.13)       (0.06)       (0.05)        (0.06)
   Distribution from Net Realized Gains on Investments ....                                                               (0.62)
   Distribution from Excess of Net Investment
      Income/Gains ........................................                                                               (0.05)
   Distribution from Capital Paid-in ......................                          (h)                    (0.03)        (0.09)
                                                              --------         --------      -------      -------      --------
   Total Distributions ....................................      (0.06)           (0.13)       (0.06)       (0.08)        (0.82)
                                                              --------         --------      -------      -------      --------
Net Assets Value at End of Period .........................   $  10.87         $   9.85      $  7.56      $  9.30      $  11.85
                                                              ========         ========      =======      =======      ========
Total Investment Return(b) ................................      11.02%           32.36%      (18.22)%     (20.93)%      (16.36)%(d)
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .......       1.53%(e)(f)      1.23%(e)     1.24%(e)     1.00%(e)      0.93%(e)
   Ratio of Net Investment Income to Average Net Assets ...       0.24%            0.95%        0.69%        0.64%         0.47%
   Portfolio Turnover Rate ................................     103.13%(d)        40.85%       78.14%(d)    33.31%        37.92%(d)
Net Assets End of Period (000s Omitted) ...................   $244,711         $125,965      $87,278      $83,591      $120,034

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(d)  Excludes merger activity.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.64%, 1.44%, 1.55%, 1.16%, and 1.09%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(g) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Co., during the period shown.
(h)  Amount less than $0.01.
(i)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND **

                                                                         Market
                             Name of Issuer                     Shares    Value
                             --------------                    -------  --------
                                                                         (000's)
COMMON STOCK

Australia - 3.5%
   Amcor, Ltd. (BE) ........................................   104,100  $    597
   Australia & New Zealand Banking Group, Ltd. (JP) ........    33,777       543
   Brambles Industries, Ltd. # (BO) ........................    87,746       476
   Broken Hill Proprietary Co., Ltd. (BF) ..................    46,042       551
   Foster's Brewing Group, Ltd. (JG) .......................   109,600       495
   Insurance Australia Group (JR) ..........................   152,100       763
   News Corp. - Cl. A * (JA) ...............................    35,498       659
   Promina Group (JR) ......................................   186,600       786
   QBE Insurance Group, Ltd. (JR) ..........................    81,949       981
   Rinker Group (BD) .......................................   104,274       866
   Wesfarmers (BL) .........................................    18,300       568
   WMC Resources, Ltd. (BF) ................................    76,504       431
   Woolworth's, Ltd. (JF) ..................................    75,900       889
                                                                        --------
                                                                           8,605
Austria - 0.1%
   Telecom Austria (J1) ....................................    11,295       213

Belgium - 0.2%
   UCB SA # (JO) ...........................................    10,900       552

Canada - 2.3%
   Abitibi Consolidated, Inc. * (BG) .......................    45,400       312
   Alcan Aluminum, Ltd. # * (BF) ...........................    43,702     2,136
   Cameco Corp. # * (BF) ...................................    17,100       596
   Great West Lifeco, Inc. # * (JR) ........................    29,200       648
   Inco, Ltd. # * (BF)  ....................................     3,700       135
   Potash Corp. of Saskatchewan, Inc. * (BC) ...............    10,300       854
   Telus Corp. * (J1) ......................................    19,000       572
   Telus Corp. * (J1) ......................................     5,500       159
   Thomson Corp. * (JA) ....................................     4,800       169
                                                                        --------
                                                                           5,581
Denmark - 0.7%
   Novo Nordisk AS (JO) ....................................    17,680       962
   Tele Danmark AS (J1) ....................................    16,200       683
                                                                        --------
                                                                           1,645
Finland - 0.4%
   Nokia Oyj (JW) ..........................................    64,804     1,019

France - 10.9%
   Accor SA # (BZ) .........................................    22,400       977
   Air Liquide # (BC) ......................................    10,150     1,869
   BNP Paribas # (JP) ......................................    63,502     4,582
   Bouygues SA # (J2) ......................................    73,000     3,360
   Essilor International # (JL) ............................     7,000       546
   Groupe Danone # (JH) ....................................    19,500     1,794
   L'Oreal SA #(JK) ........................................    13,664     1,033
   Michelin # (BU) .........................................     8,400       537
   Renault # (BV) ..........................................     7,600       633
   Sanofi-Aventis # (JO) ...................................    97,742     7,780
   Schneider SA # (BK) .....................................    17,565     1,217
   Societe Generale - Cl. A # (JP) .........................     9,222  $    929
   STMicroelectronics # (J0) ...............................    40,556       788
   Vivendi Universal SA # * (JA) ...........................    18,713       595
                                                                        --------
                                                                          26,640
Germany - 5.8%
   Allianz AG # (JR) .......................................    14,328     1,893
   Bayerische Motoren Werke AG (BV) ........................    13,900       625
   Bayerische Vereinsbank AG * (JP) ........................    58,498     1,323
   DaimlerChrysler AG (BV) .................................    58,900     2,811
   Deutsche Bank AG # (JP) .................................    11,981     1,059
   Deutsche Boerse AG (JQ) .................................    17,970     1,077
   E. On AG (J3) ...........................................    12,445     1,130
   Infineon Technologies AG # * (J0) .......................    63,000       681
   Muenchener Rueckversicherungs-Gesellschaft AG (JR) ......     7,100       869
   Sanofi-Aventis (JO) .....................................       833        66
   SAP AG (JV) .............................................     2,080       370
   Siemens AG # (BK) .......................................    19,852     1,676
   Volkswagen AG (BV) ......................................    13,500       610
                                                                        --------
                                                                          14,190
Hong Kong - 1.8%
   Bank of East Asia, Ltd. # (JP) ..........................   153,800       478
   Esprit Holdings, Ltd. (JE) ..............................   115,900       701
   Hang Lung Properties # (JS) .............................   489,000       755
   Hang Seng Bank, Ltd. (JP) ...............................    43,600       606
   Li & Fung, Ltd. (JB) ....................................   798,000     1,345
   Swire Pacific, Ltd. - Cl. A (JQ) ........................    47,500       397
                                                                        --------
                                                                           4,282
India - 0.0%
   Indialnfo, Ltd. * (JT) (a) ..............................    10,639         0
Italy - 0.8%
   ENI # (BB) ..............................................    62,872     1,568
   UniCredito Italiano SpA (JP) ............................    86,003       492
                                                                        --------
                                                                           2,060
Japan - 22.3%
   Advantest # (J0) ........................................     8,200       702
   Aeon Co., Ltd. (JD) .....................................   107,200     1,784
   Bridgestone Corp. # (BU) ................................     7,000       139
   Canon, Inc. # (JZ) ......................................    15,400       829
   Chubu Electric Power # (J3) .............................     6,700       160
   Daito Trust Construction Co., Ltd. # (BW) ...............     6,400       303
   Daiwa House Industry Co., Ltd. (BW) .....................    47,000       533
   East Japan Railway Co. (BS) .............................       100       555
   Fanuc, Ltd. (BK) ........................................    17,400     1,135
   Furukawa Electric Co. # * (BK) ..........................   128,000       708
   Hirose Electric Co., Ltd. (JY) ..........................     3,700       431
   Hoya Corp. # (JY) .......................................     4,300       484
   Japan Airlines * (BQ) ...................................   117,000       338

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                                          Market
                             Name of Issuer                    Shares     Value
                             --------------                  ---------   -------
                                                                         (000's)
COMMON STOCK - Continued

Japan - Continued
   Kansai Electric Power Co., Inc. (J3) ..................      60,400   $ 1,223
   Konica Corp. # (BX) ...................................      90,500     1,198
   Millea Holdings, Inc. # (JR) ..........................         149     2,205
   Mitsubishi Corp. # (BN) ...............................      87,700     1,130
   Mitsubishi Estate Co., Ltd. # (JS) ....................     228,000     2,663
   Mitsubishi Tokyo Finance (JP) .........................         191     1,934
   Mitsui & Co., Ltd. # (BN) .............................      53,000       474
   Mitsui Fudosan Co., Ltd. # (JS) .......................      39,000       473
   Mitsui Sumitomo Insurance Co., Ltd. # (JR) ............     158,100     1,370
   Mizuho Financial GB (JP) ..............................         108       542
   Murata Manufacturing Co., Ltd. (J0) ...................       6,600       368
   NEC Corp. (JX) ........................................      80,000       496
   Nidec Corp. # (JY) ....................................       6,300       766
   Nikko Cordial Corp. (JQ) ..............................     104,000       550
   Nikon Corp. # (J0) ....................................      34,000       419
   Nintendo Corp., Ltd. (BW) .............................       7,200       902
   Nippon Electric Glass # (JY) ..........................       7,000       179
   Nippon Telegraph & Telephone Corp. (J1) ...............         167       748
   Nissan Motor Acceptance Corp. # (BV) ..................     241,400     2,618
   Nitto Denko Corp. (BK) ................................       8,600       470
   Omron Corp. (JY) ......................................      22,000       524
   Orix Corp. (JQ) .......................................      13,100     1,775
   Ricoh Co., Ltd. (JZ) ..................................      20,000       385
   Rohm Co., Ltd. (JY) ...................................       4,300       444
   Sankyo Co., Ltd. (JO) .................................      63,100     1,422
   Sekisui House, Ltd. # (BW) ............................     119,000     1,383
   Shimamura Co., Ltd. # (JE) ............................       1,400       102
   Shionogi & Co., Ltd. # (JO) ...........................      36,000       497
   SMC Corp. # (BM) ......................................      10,300     1,176
   Softbank Corp. # (JT) .................................      12,000       583
   Sumitomo Chemical Co. # (BC) ..........................     197,000       963
   Sumitomo Corp. (BN) ...................................      12,000       103
   Sumitomo Forestry Co. (BW) ............................       8,000        80
   Sumitomo Mitsui GR # (JP) .............................         413     2,995
   Suzuki Motor Corp. (BV) ...............................      23,000       419
   T&D Holdings, Inc. * (JR) .............................       6,200       296
   Takeda Pharmaceuticals Co. (JO) .......................      20,900     1,050
   TDK Corp. (JY) ........................................       5,900       436
   Tokyo Electron, Ltd. (J0) .............................      21,300     1,308
   Tokyo Gas Co. # (J4) ..................................     200,000       818
   Tostem Corp. (BI) .....................................      22,000       399
   Toyota Motor Corp. (BV) ...............................      37,200     1,510
   UFJ Holdings, Inc. * (JP) .............................         544     3,288
   Uni-Charm Corp. (JJ) ..................................      10,700       511
   Yahoo Japan Corp. # * (JT) ............................          25       120
   Yamada Denki Co. # (JE) ...............................      13,900       594
   Yamanouchi Pharmaceutical Co., Ltd. # (JO) ............      14,200       552
   Yamato Transport Co., Ltd. (BP) .......................      81,000     1,198
   Yasuda F & M Insurance (JR) ...........................      83,000   $   843
                                                                         -------
                                                                          54,603
Luxembourg - 0.2%
   Society Europeenne des Satellites (JA) ................      40,900       529
Netherlands - 6.1%
   ABN Amro Holding NV (JP) ..............................      30,148       795
   Aegon NV (JR) .........................................      13,763       187
   Elsevier NV (JA) ......................................      16,900       230
   Heineken Holdings (JG) ................................       4,325       130
   Heineken NV # (JG) ....................................      79,000     2,623
   ING Groep NV (JQ) .....................................      16,072       484
   Koninklijke (Royal) Philips Electronics NV (BW) .......      14,927       394
   Koninklijke KPN NV (J1)  ..............................     411,800     3,897
   Royal Dutch Petroleum Co. (BB) ........................      86,920     4,983
   TNT Post Group NV (BP) ................................      18,100       490
   VNU NV # (JA) .........................................      27,753       816
                                                                         -------
                                                                          15,029
Norway - 1.0%
   Den Norske Bank (JP) ..................................      77,200       758
   Norsk Hydro ASA (BB) ..................................       6,125       480
   Norske Skogindustrier ASA - Cl. A # (BG) ..............      22,500       485
   Statoil ASA (BB) ......................................      48,100       751
                                                                         -------
                                                                           2,474
Singapore - 1.0%
   Singapore Telecom (J1) ................................   1,089,790     1,589
   United Overseas Bank, Ltd. (JP) .......................      63,072       533
   Venture Manufacturing, Ltd. (JY) ......................      44,000       429
                                                                         -------
                                                                           2,551
South Africa - 0.1%
   Anglo American plc (BF) ...............................      12,300       291
South Korea - 1.2%
   Samsung Electronics (J0) ..............................       6,660     2,898
Spain - 4.2%
   Banco Bilbao Vizcaya SA # (JP) ........................     251,700     4,447
   Banco Santander Central Hispano SA # (JP) .............      31,700       392
   Iberdrola SA # (J3) ...................................      24,900       630
   Inditex (JE) ..........................................      47,800     1,404
   Repsol SA # (BB) ......................................      18,800       488
   Telefonica SA (J1) ....................................     147,962     2,776
                                                                         -------
                                                                          10,137
Sweden - 1.2%
   AstraZeneca Group plc (JO) ............................      36,000     1,303
   ForeningsSparbanken AB (JP) ...........................         200         5
   Scania AB - Ser. B (BM) ...............................      15,100       595

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                                         Market
                    Name of Issuer                           Shares       Value
                    --------------                        -----------   --------
                                                                         (000's)
COMMON STOCK - Continued

Sweden - Continued
   Telefonaktiebolaget LM Ericsson AB * (JW) ........         351,000   $  1,116
                                                                        --------
                                                                           3,019
Switzerland - 10.6%
   Adecco SA (BO) ...................................          10,282        516
   Credit Suisse Group (JP) .........................          41,546      1,741
   Holcim (BD) ......................................          45,094      2,707
   Nestle SA (JH) ...................................          14,062      3,666
   Novartis AG (JO) .................................         102,928      5,169
   Richemont (JE) ...................................          81,055      2,689
   Roche Holdings AG (JO) ...........................           4,533        520
   Serono SA # (JN) .................................           1,007        661
   Swiss Reinsurance Co. (JR) .......................          35,920      2,553
   Swisscom AG (J1) .................................           8,286      3,253
   Syngenta AG (BC) .................................           7,164        758
   Synthes, Inc. (JL) ...............................           4,891        547
   UBS AG (JP) ......................................          13,577      1,135
                                                                        --------
                                                                          25,915
United Kingdom - 16.9%
   Anglo American plc (BF) ..........................          12,900        305
   ARM Holdings plc (J0) ............................         239,600        507
   AstraZeneca Group plc (JO) .......................          78,658      2,847
   Barclays (JP) ....................................          41,700        468
   BG Group plc (BB) ................................         178,500      1,211
   BHP Billington plc (BF) ..........................          12,255        143
   Centrica (J4) ....................................         198,810        900
   Compass Group plc (BZ) ...........................          82,500        389
   CRH (BD) .........................................          45,800      1,220
   Diageo plc (JG) ..................................         115,137      1,639
   HBOS (JP) ........................................         141,100      2,292
   HSBC Holdings plc (JP) ...........................          96,700      1,628
   Johnston Press (JA) ..............................          30,600        318
   Lloyds TSB Group plc (JP) ........................          66,200        600
   National Grid Group (J3) .........................         102,900        978
   Pearson plc (JA) .................................         128,600      1,549
   Reckitt Benckiser (JJ) ...........................          19,400        585
   Reed International plc (JA) ......................         183,661      1,691
   Rio Tinto plc (BF) ...............................          33,251        977
   Royal Bank of Scotland Group (JP) ................          98,102      3,293
   Shell Transport & Trading Co. plc (BB) ...........         349,311      2,971
   Smiths Group (BL) ................................          36,700        578
   Standard Chartered plc (JP) ......................          50,200        931
   Unilever plc (JH) ................................         260,248      2,550
   Vodafone AirTouch plc (J2) .......................       3,307,782      8,951
   Wolseley (BN) ....................................          34,600        645
   Xstrata (BF) .....................................          60,300      1,077
                                                                        --------
                                                                          41,243
United States - 3.3%
   America Movil SA de CV - ADR Ser. L * (J2) .......          20,700      1,084
   AstraZeneca Group plc - ADR * (JO) ...............           5,000   $    182
   Companhia Vale do Rio Doce - ADR * (BF) ..........          15,507        374
   Companhia Vale Do Rio Doce - ADR * (BF) ..........          11,400        331
   Hon Hai Precision Industry Co., Ltd. - GDR *
      (JY) ..........................................          62,048        585
   Inco, Ltd. * (BF) ................................          28,800      1,059
   lm Ericcson Telephone Co. - Cl. B ADR * (JW) .....          13,400        422
   Samsung Electronics * (J0) .......................           2,250        493
   Sap Aktiengesellschaft - ADR * (JV) ..............           2,700        119
   Taiwan Semiconductor Manufacturing
      Co., Ltd. - ADR * (J0) ........................         148,133      1,258
   Telefonica SA * (J1) .............................           6,725        380
   The Thomson Corp. * (JA) .........................          46,200      1,630
   Vodafone Group plc * (J2) ........................           4,600        126
   Yukos Corp. - ADR # * (BL) .......................          17,983         54
                                                                        --------
                                                                           8,097
                                                                        --------
                                  TOTAL COMMON STOCK-
                                      (Cost $197,948)            94.6%   231,573

                                                                Par
                                                               Value
                                                            -----------
                                                              (000's)
PUBLICLY-TRADED BONDS

Supra National - 0.6%
   SMFG Finance - Bonds (FB)
      2.25% due 7/11/05 - NA..........................JPY   $66,000,000    1,531
Switzerland - 0.3%
   Credit Suisse - Bonds (JP)
      6.0% due 12/23/05 - NA..........................CHF       507,000      606
                                                                          ------
                             TOTAL PUBLICLY-TRADED BONDS-
                                            (Cost $1,948)           0.9%   2,137
INVESTMENT COMPANIES HELD
AS COLLATERAL ON LOANED
SECURITIES - 24.6%
   State Street Navigator Securities
      Lending Portfolio ................................         60,216   60,216

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
OVERSEAS EQUITY B FUND

                                                              Par        Market
              Name of Issuer                                 Value       Value
              --------------                                -------    ---------
                                                            (000's)     (000's)
SHORT-TERM INVESTMENTS - 2.6%
   Investment in joint trading account
      2.29% due 01/03/05
      (Cost $6,312)                                          $6,312    $  6,312
                                                             ------    --------
                        TOTAL INVESTMENTS-
                           (Cost $266,424)                    122.7%    300,238
      Payables, less cash and receivables-                    (22.7)%   (55,527)
                                                             ------    --------
                               NET ASSETS-                    100.0%   $244,711
                                                             ======    ========

* Non-income producing security.
** Bond ratings are not audited.
(a) At December 31, 2004 this security was fair valued.
# At December 31, 2004 all or portion of this security was out on loan.

ADR-American Depsository Receipt
GDR-Global Depository Receipt

SUMMARY OF LONG-TERM SECURITIES BY INDUSTRY

                                                                         % of
                                             Industry      Market     Long-Term
                Industry                   Abbreviation     Value    Investments
                --------                   ------------   --------   -----------
                                                           (000s)
Banks ..................................        JP        $ 38,395       16.4%
Pharmaceuticals ........................        JO          22,902        9.8%
Diversified Telecommunication
   Services ............................        J1          14,270        6.1%
Wireless Telecommunications Services ...        J2          13,521        5.8%
Insurance ..............................        JR          13,394        5.7%
Oil & Gas ..............................        BB          12,452        5.3%
Semiconductor Equipment & Products .....        J0           9,422        4.0%
Automobiles ............................        BV           9,226        4.0%
Metals & Mining ........................        BF           8,406        3.6%
Media ..................................        JA           8,186        3.5%
Food Products ..........................        JH           8,010        3.4%
Specialty Retail .......................        JE           5,490        2.4%
Electrical Equipment ...................        BK           5,206        2.2%
Beverages ..............................        JG           4,887        2.1%
Construction Materials .................        BD           4,793        2.1%
Chemicals ..............................        BC           4,444        1.9%
Diversified Financials .................        JQ           4,283        1.8%
Electronic Equipment & Instruments .....        JY           4,278        1.8%
Electric Utilities .....................        J3           4,121        1.8%
Real Estate Operations .................        JS           3,891        1.7%
Household Durables .....................        BW           3,595        1.5%
Communications Equipment ...............        JW           2,557        1.1%
Trading Companies & Distributors .......        BN           2,352        1.0%
Multiline Retail .......................        JD           1,784        0.8%
Machinery ..............................        BM           1,771        0.8%
Gas Utilities ..........................        J4           1,718        0.7%
Air Freight & Couriers .................        BP           1,688        0.7%
Finance ................................        FB           1,531        0.7%
Hotels Restaurants & Leisure ...........        BZ        $  1,366        0.6%
Distributors ...........................        JB           1,345        0.6%
Office Electronics .....................        JZ           1,214        0.5%
Industrial Conglomerates ...............        BL           1,200        0.5%
Leisure Equipment & Products ...........        BX           1,198        0.5%
Household Products .....................        JJ           1,096        0.5%
Health Care Equipment & Supplies .......        JL           1,093        0.5%
Personal Products ......................        JK           1,033        0.4%
Commercial Services & Supplies .........        BO             992        0.4%
Food & Drug Retailing ..................        JF             889        0.4%
Paper & Forest Products ................        BG             797        0.3%
Internet Software & Services ...........        JT             703        0.3%
Auto Components ........................        BU             676        0.3%
Biotechnology ..........................        JN             661        0.3%
Containers & Packaging .................        BE             597        0.3%
Road & Rail                                     BS             555        0.2%
Computers & Peripherals ................        JX             496        0.2%
Software ...............................        JV             489        0.2%
Building Products ......................        BI             399        0.2%
Airlines ...............................        BQ             338        0.1%
                                                          --------      -----
                                                          $233,710      100.0%
                                                          ========      =====

Key to Currency Abbreviations

Japanese Yen .....................   JPY
Swiss Franc ......................   CHF

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Overseas Equity B, (formerly John Hancock International Opportunities Fund), (the "Fund" or "VST Overseas Equity B") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in Exchange Traded Funds in a par-ticular foreign market.

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
                                                                      $362,053
                                                                      ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

Average Daily Loan Balance
During the Period for which   Weighted Average
  Loans were Outstanding        Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,843                   1.79%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $57,277                  $60,216

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                           Unrealized
                  Principal Amount                        Appreciation/
Currency Sold   Covered by Contract   Expiration Month   (Depreciation)
-------------   -------------------   ----------------   --------------
Swiss Franc              586             February 05         $ (18)
Swiss Franc            2,410                March 05             1
Swiss Franc              595                April 05             1
Euro                     737                 June 05            (2)
Japanese Yen           1,318              Janaury 05           (85)
Japanese Yen             778                March 05             2
                                                             -----
                                                             $(101)
                                                             =====

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $172, $2,071, $2,540, $3,181, $9,394 and $11,857 which expire in 2006,
2007, 2008, 2009, 2010 and 2011, respectively.

     Certain of the above losses may be limited under sections 382 - 384 of the Internal Revenue Code, as amended.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $312. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual bais of the Fund's net assets:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES--Continued

                        Between
                    $20 Million and   Excess Over
First $20 Million     $50 Million     $50 Million
-----------------   ---------------   -----------
      1.30%              1.15%           1.05%

For the period from January 1, 2004 to April 30, 2004, John Hancock and JVLICO agreed to reimburse the Fund for normal operating expenses, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses that exceed 0.10% of the Fund's daily net asset value. Accordingly, for the period from January 1, 2004 to April 30, 2004 the Fund was reimbursed $158 by John Hancock and JVLICO. On March 18, 2004, the Fund's Share-holders approved the removal of John Hancock and JVLICO's respective obligations to reimburse the Fund for excess operating expenses effective May 1, 2004.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $10.

     As of April 30, 2004, John Hancock has entered into a Sub-Advisory Agreement with Capital Guardian Trust Company, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHV-LAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $220,413         $140,753

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
  Cost       Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $268,787       $34,951       $(3,500)         $31,451

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $29,215          $31,565

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $  767                   $--                   $--
2003          1,514                    --                    42

     Included in the Fund's 2004 distributions from ordinary income is $767 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distributions.

NOTE E--COMBINATION

     On October 15, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

    Acquiring Fund           Target Fund
    --------------           -----------
VST Overseas Equity B   VST Overseas Equity C
VST Overseas Equity B    VST Overseas Equity

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION--Continued

     These combinations provided for the transfer of substantially all of the assets and liabilities of the target funds to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisitions were accounted for as a tax-free exchanges as follows:

                         Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
                           Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
     Target Fund        Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
     -----------        --------------   -----------   ------------   ----------------   --------------------
VST Overseas Equity C        5,835         $58,096        $1,157          $117,174             $175,270
VST Overseas Equity          5,501         $54,780        $6,490          $175,270             $230,050

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on March 18, 2004 on the following matter:

                                                         For   Against   Abstain
                                                         ---   -------   -------
To approve, as to the Overseas Equity B Fund, an         89%      6%        5%
   amendment to the current investment management agreement between the Trust and John Hancock to eliminate John Hancock's obligation to reimburse this Fund for certain operating expenses.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on October 15, 2004 on the following matters:

                                                         For   Against   Abstain
                                                         ---   -------   -------
To approve, as to the Overseas Equity B Fund, a          94%      1%        5%
   proposal to combine with the Overseas Equity C Fund of John Hancock Variable Series Trust I. Share-holders in the Overseas Equity C Fund would receive
   Overseas Equity B Fund shares having the same value as their prior Overseas Equity C Fund shares.

To approve, as to the Overseas Equity B Fund, a          92%      5%        3%
   proposal to combine with the Overseas Equity Fund of John Hancock Variable Series Trust I. Sharehold-ers in the Overseas Equity Fund would receive
   Overseas Equity B Fund shares having the same value as their prior Overseas Equity Fund shares.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
NOTE F--OTHERS MATTERS (UNAUDITED)-Continued

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Overseas Equity B Fund (formerly, International Opportunities Fund) (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Overseas Equity B Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                         Inception: May 16, 1988
--------------------------------------------------------------------------------
Real Estate Equity Fund
Rreef America LLC                                        K. Knudson/J. Robertson
Van Kampen                                                             T. Bigman
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with two sub-advisers, each of which independently manages its portion of the Fund.

..    RREEF uses both a top-down market overview to identify attractive growth sectors and bottom-up fundamental research to identify companies that have sustainable cash flow growth.

..    Van Kampen uses a top-down market overview and bottom-up fundamental, value-driven research to select stocks that are attractively priced relative to their underlying real estate assets.

Fund Commentary

Overall Performance: In 2004, the Real Estate Equity Fund returned +36.48% outperforming the +33.15% return of the Dow Jones Wilshire REIT Index.

RREEF America LLC

Environment: The Fund outperformed the Dow Jones Wilshire REIT Index this year due to positive sector and stock selection. From a stock selection perspective, individual holdings in apartment, retail, hotel and industrial sectors performed particularly well on a relative basis, while holdings within the office sector served as a drag on the portfolio. From a sector perspective, the mall, retail and hotel sectors outperformed the benchmark and the other property types during the year, while the office, industrial and storage sectors lagged. As such, relative sector performance for the Fund was helped by an overweight position in hotel and mall sectors and by an underweight position in the office sector.

Outlook: Even as fundamentals are improving for real estate, we are cautious about returns in 2005. Although REITs continue to provide investors with attractive diversification benefits, we expect returns will fall below historical averages this year as the sector digests the performance of the past several years. That said accelerating earning growth and increased investor demand for real estate should provide support for current valuations.

Van Kampen

Environment: The outperformance was primarily the result of stock selection. Sector allocation was also favorable. From a bottom-up perspective, the portfolio benefited from stock selection in the apartment, office, hotel and mall sectors. From a top-down perspective, the most significant favorable contributors to outperformance were from the overweight to the mall and hotel sectors and underweight to the mixed industrial/office sector.

Outlook: We maintain our core investment philosophy as a real estate value investor. This results in the ownership of stocks that provide the best valuation relative to their underlying real estate values. Our company-specific research leads us to preferences for sub-segments within each property sector. Current top-down preferences include an overweighting of companies that are focused in the ownership of upscale urban hotels, coastal apartments, higher-end malls and urban offices, and underweighting to owners of strip shopping centers and suburban offices.

We remain optimistic for the prospects of a recovery in fundamentals for the apartment sector. This is tied to the continuation of an economic recovery and related job growth. We remain cautious on the prospects of a recovery in fundamentals for the office sector. This sector is similar to the apartment sector, as it requires a job recovery in order to generate better demand. However, there are several notable differences. Tenants are currently leasing excess office space, which will absorb part of the demand recovery. In addition, there are high costs required for attracting and retaining tenants. Finally, given the longer lease term, office owners will face a roll down in rents at lease expiration in most markets for the next several years.

In retail, we continue to favor malls over the open-air shopping centers, which appear expensive versus underlying real estate values. Within both sub-sectors, we continue to favor owners of higher quality assets in major metropolitan areas.

                                                         Inception: May 16, 1988
--------------------------------------------------------------------------------
Real Estate Equity Fund
RREEF America LLC                                        K. Knudson/J. Robertson
Van Kampen                                                             T. Bigman
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (10-Year Period)

         Real Estate        Real Estate
         Equity Fund   Equity Benchmark (1)
         -----------   --------------------
Dec-94     $10,000           $10,000
Jan-95       9,654             9,677
Feb-95       9,857             9,980
Mar-95       9,884            10,038
Apr-95       9,758             9,966
May-95      10,173            10,295
Jun-95      10,334            10,474
Jul-95      10,529            10,643
Aug-95      10,602            10,773
Sep-95      10,855            10,971
Oct-95      10,490            10,631
Nov-95      10,532            10,742
Dec-95      11,231            11,365
Jan-96      11,361            11,522
Feb-96      11,481            11,750
Mar-96      11,584            11,845
Apr-96      11,545            11,898
May-96      11,760            12,163
Jun-96      12,005            12,407
Jul-96      11,967            12,296
Aug-96      12,472            12,819
Sep-96      12,816            13,139
Oct-96      13,150            13,495
Nov-96      13,605            14,055
Dec-96      14,945            15,555
Jan-97      15,109            15,778
Feb-97      15,097            15,787
Mar-97      15,010            15,841
Apr-97      14,558            15,329
May-97      15,014            15,786
Jun-97      15,784            16,569
Jul-97      16,209            17,114
Aug-97      16,106            16,987
Sep-97      17,506            18,662
Oct-97      16,875            17,869
Nov-97      17,090            18,228
Dec-97      17,518            18,635
Jan-98      17,020            18,372
Feb-98      16,719            18,137
Mar-98      17,140            18,494
Apr-98      16,604            17,912
May-98      16,489            17,740
Jun-98      16,437            17,646
Jul-98      15,325            16,418
Aug-98      13,942            14,712
Sep-98      14,903            15,536
Oct-98      14,531            15,323
Nov-98      14,737            15,611
Dec-98      14,591            15,388
Jan-99      14,192            15,054
Feb-99      13,845            14,935
Mar-99      13,776            14,854
Apr-99      15,234            16,438
May-99      15,634            16,715
Jun-99      15,469            16,431
Jul-99      14,953            15,802
Aug-99      14,886            15,565
Sep-99      14,177            14,863
Oct-99      13,880            14,586
Nov-99      13,770            14,357
Dec-99      14,345            14,897
Jan-00      14,365            14,958
Feb-00      14,059            14,673
Mar-00      14,813            15,315
Apr-00      15,683            16,407
May-00      15,896            16,604
Jun-00      16,436            17,164
Jul-00      17,917            18,705
Aug-00      17,330            18,032
Sep-00      18,089            18,618
Oct-00      17,299            17,810
Nov-00      17,672            18,210
Dec-00      18,824            19,476
Jan-01      18,693            19,671
Feb-01      18,366            19,262
Mar-01      18,236            19,277
Apr-01      18,585            19,736
May-01      18,980            20,288
Jun-01      19,943            21,386
Jul-01      19,606            20,958
Aug-01      20,361            21,690
Sep-01      19,183            20,404
Oct-01      18,480            19,641
Nov-01      19,588            20,913
Dec-01      20,067            21,520
Jan-02      20,128            21,612
Feb-02      20,530            22,107
Mar-02      21,743            23,467
Apr-02      21,861            23,612
May-02      22,063            23,851
Jun-02      22,447            24,340
Jul-02      21,110            22,833
Aug-02      21,066            22,842
Sep-02      20,201            21,833
Oct-02      19,200            20,745
Nov-02      20,110            21,772
Dec-02      20,339            22,090
Jan-03      19,722            21,443
Feb-03      20,033            21,758
Mar-03      20,539            22,311
Apr-03      21,433            23,250
May-03      22,648            24,566
Jun-03      23,029            25,097
Jul-03      24,403            26,432
Aug-03      24,743            26,651
Sep-03      25,600            27,589
Oct-03      25,867            27,997
Nov-03      27,013            29,232
Dec-03      27,843            30,109
Jan-04      28,738            31,313
Feb-04      29,387            31,830
Mar-04      30,993            33,743
Apr-04      27,050            28,803
May-04      28,891            31,004
Jun-04      29,797            31,915
Jul-04      30,049            32,078
Aug-04      32,313            34,724
Sep-04      32,294            34,561
Oct-04      34,105            36,479
Nov-04      35,783            38,114
Dec-04      37,998            40,092

Value on 12/31/04:
------------------
$40,092 Real Estate Equity Benchmark (1)
$37,998 Real Estate Equity Fund

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Simon Property Group, Inc.                                               9.4%
Avalonbay Communities, Inc.                                              5.6%
Starwood Hotels & Resorts Worldwide, Inc.                                5.4%
Prologis Trust                                                           4.8%
Equity Residential Properties Trust                                      4.5%
Brookfield Properties Corporation                                        4.4%
Hilton Hotels Corp.                                                      4.1%
Archstone Communities Trust                                              3.6%
Federal Realty Investment Trust                                          3.5%
Mack-Cali Realty LP                                                      3.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                          Real Estate         Real Estate
                                          Equity Fund   Equity Fund Benchmark/1/
                                          -----------   ------------------------
1 Year                                       36.48%              33.15%
3 Years                                      23.72%              23.05%
5 Years                                      21.51%              21.90%
10 Years                                     14.28%              14.90%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN INDUSTRY CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Real Estate Investment Trust                                            88.5%
Real Estate Operations                                                   8.4%
Real Estate Development                                                  3.1%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. Sector investing and a nondiversified fund entails special risks as discussed in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

/1/ The Real Estate Equity Fund Benchmark represents the Dow Jones Wilshire Real Estate Securities Index from June 1988 to April 2003 and then the Dow Jones Wilshire REIT Index from May 2003 to present. Dow Jones Wilshire Real Estate Securities Index is a market-capitalization weighted index which measures the performance of real estate securities. The index contains performance data on five major categories of property: office, retail, industrial, apartment and miscellaneous.

     "Van Kampen" is a registered trade name used by Morgan Stanley Investment Management, Inc. in its role as a subdivision to the Fund.

                                                         Inception: May 16, 1988
--------------------------------------------------------------------------------
Real Estate Equity Fund
RREEF America LLC                                        K. Knudson/J. Robertson
Van Kampen                                                             T. Bigman
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Real Estate Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,275.30
Expense paid per $1,000*                                               $    5.70

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.13
Expense paid per $1,000*                                               $    5.06

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Real Estate Equity Fund
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $222,974
Net unrealized appreciation of investments ..........................    103,678
Short-term investments at value .....................................     10,784
                                                                        --------
      Total investments .............................................    337,436
Receivable for:
   Investments sold .................................................      1,069
   Dividends ........................................................      1,631
                                                                        --------
Total assets ........................................................    340,136
                                                                        --------

LIABILITIES
Payables for:
   Investments purchased ............................................      1,203
   Fund shares purchased ............................................        294
   Accrued operating expenses .......................................        111
   Other liabilities ................................................      1,436
                                                                        --------
Total liabilities ...................................................      3,044
                                                                        --------
Net assets ..........................................................   $337,092
                                                                        ========
Shares outstanding, $0.01 Par Value (unlimited shares authorized) ...     16,834
                                                                        --------
Net asset value per share ...........................................   $  20.02
                                                                        ========
Composition of net assets:
   Capital paid-in ..................................................   $225,022
   Accumulated net realized gain on investments .....................      8,392
   Net unrealized appreciation of investments .......................    103,678
                                                                        --------
Net assets ..........................................................   $337,092
                                                                        ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Real Estate Equity Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    97
      Dividends (net of foreign withholding tax of $35) .............    12,925
                                                                        -------
Total investment income .............................................    13,022
                                                                        -------

EXPENSES
      Investment advisory fee .......................................     2,496
      Auditors fees .................................................        32
      Custodian fees ................................................        84
      Fidelity Bond fees ............................................         1
      Legal fees ....................................................        40
      Printing & mailing fees .......................................        40
      Trustees' fees ................................................         7
      Other fees ....................................................         8
                                                                        -------
Total expenses ......................................................     2,708
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..................        (8)
                                                                        -------
Net expenses ........................................................     2,700
                                                                        -------
Net investment income ...............................................    10,322
                                                                        -------

REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................    27,343
   Change in unrealized appreciation on investments .................    49,997
                                                                        -------
Net realized and unrealized gain ....................................    77,340
                                                                        -------
Net increase in net assets resulting from operations ................   $87,662
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Real Estate Equity Fund
(000's Omitted)

                                                                                    Year Ended     Year Ended
                                                                                   December 31,   December 31,
                                                                                       2004          2003(a)
                                                                                   ------------   ------------
INCREASE IN NET ASSETS
From operations
   Net investment income .......................................................     $ 10,322       $  9,610
   Net realized gain ...........................................................       27,343          6,974
   Change in net unrealized appreciation .......................................       49,997         46,768
                                                                                     --------       --------
      Net increase in net assets resulting from operations .....................       87,662         63,352
Distributions to shareholders from:
   Net investment income .......................................................       (5,991)        (6,533)
   Realized gains ..............................................................      (24,812)        (9,658)
                                                                                     --------       --------
      Decrease in net assets resulting from distributions ......................      (30,803)       (16,191)
From fund share transactions:
   Proceeds from shares sold ...................................................       58,111         52,162
   Distributions reinvested ....................................................       30,803         16,191
   Payment for shares redeemed .................................................      (45,605)       (56,516)
                                                                                     --------       --------
      Increase in net assets from fund share transactions ......................       43,309         11,837
                                                                                     --------       --------
NET INCREASE IN NET ASSETS .....................................................      100,168         58,998

NET ASSETS
   Beginning of Period .........................................................      236,924        177,926
                                                                                     --------       --------
   End of Period (including undistributed net investment income of $0 and $0,
      respectively) ............................................................     $337,092       $236,924
                                                                                     ========       ========
Analysis of fund share transactions:
   Sold ........................................................................        3,263          3,726
   Reinvested ..................................................................        1,591          1,077
   Redeemed ....................................................................       (2,629)        (4,106)
                                                                                     --------       --------
Net increase in fund shares outstanding ........................................        2,225            697
                                                                                     ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each fund share of beneficial interest outstanding throughout the year end indicated:

                                                                                Real Estate Equity Fund
                                                           -----------------------------------------------------------
                                                                                Year Ended December 31,
                                                           -----------------------------------------------------------
                                                               2004      2003 (d)(f)     2002       2001       2000(c)
                                                           -----------   -----------   --------   --------    --------
Net Assets Value at Beginning of Period ................   $  16.22       $  12.79     $  13.55   $  13.67    $  11.47
Income from Investment Operations:
   Net Investment Income ...............................       0.67           0.69         0.62       0.67        0.76
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ....................................       5.11           3.90        (0.43)      0.21        2.73
                                                           --------       --------     --------   --------    --------
   Total From Investment Operations ....................       5.78           4.59         0.19       0.88        3.49
Less Distributions:
   Distribution from Net Investment Income .............      (0.38)         (0.47)       (0.65)     (0.58)      (0.76)
   Distribution from Net Realized Gains on
      Investments ......................................      (1.60)         (0.69)       (0.30)     (0.42)      (0.06)
   Distribution from Excess of Net Investment Income/
      Gains ............................................                                                         (0.17)
   Distribution from Capital Paid-in ...................                                                         (0.30)
                                                           --------       --------     --------   --------    --------
   Total Distributions .................................      (1.98)         (1.16)       (0.95)     (1.00)      (1.29)
                                                           --------       --------     --------   --------    --------
Net Assets Value at End of Period ......................   $  20.02       $  16.22     $  12.79   $  13.55    $  13.67
                                                           ========       ========     ========   ========    ========
Total Investment Return(b) .............................      36.48%         36.89%        1.36%     (6.61)%     31.29%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ...........................................       1.01%(e)       1.07%        1.07%      1.07%       0.76%
   Ratio of Net Investment Income to Average Net
      Assets ...........................................       3.86%          4.84%        4.60%      4.97%       5.99%
   Portfolio Turnover Rate .............................      37.13%         38.11%       22.74%     29.07%      58.81%
Net Assets End of Period (000s Omitted) ................   $337,092       $236,924     $177,926   $163,653    $158,811

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with Van Kampen during the period shown.
(d) The Fund entered into a new sub-advisory agreement with RREEF America LLC during the period shown.
(e) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(f)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
REAL ESTATE EQUITY FUND

                                                                         Market
                      Name of Issuer                          Shares     Value
                      --------------                         -------   ---------
                                                                        (000's)
COMMON STOCK

Real Estate Development - 3.0%
   Catellus Development Corp. ............................   226,500   $  6,931
   The Macerich Co. ......................................    51,810      3,253
                                                                       --------
                                                                         10,184
Real Estate Investment Trust - 85.8%
   Acadia Realty Trust ...................................    45,130        736
   American Campus Communities, Inc. .....................    20,800        468
   American Financial Realty Trust .......................   336,000      5,437
   AMLI Residential Properties Trust .....................    34,325      1,098
   Apartment Investment & Management Co. .................   264,100     10,178
   Archstone Communities Trust ...........................   305,910     11,716
   Arden Realty Group, Inc. ..............................   268,500     10,128
   Avalonbay Communities, Inc. ...........................   241,622     18,194
   Biomed Realty Trust, Inc. .............................    79,400      1,763
   Boston Properties, Inc. ...............................   122,350      7,912
   Brandywine Realty Trust ...............................    17,960        528
   BRE Properties, Inc. ..................................   123,435      4,976
   Correctional Properties Trust .........................    14,300        413
   Crescent Real Estate Equities, Inc. ...................    34,846        636
   CRT Properties, Inc. ..................................    70,800      1,689
   Equity Office Properties Trust ........................   328,125      9,555
   Equity Residential Properties Trust ...................   407,990     14,761
   Essex Property Trust, Inc. ............................    40,100      3,360
   Federal Realty Investment Trust .......................   220,500     11,389
   Gables Residential Trust ..............................     5,600        200
   General Growth Properties .............................   107,190      3,876
   Glenborough Realty Trust, Inc. ........................    66,700      1,419
   GMH Communities Trust * ...............................    81,100      1,144
   Heritage Property Investment Trust, Inc. ..............    22,825        732
   Highwoods Properties, Inc. ............................   141,200      3,911
   Hilton Hotels Corp. ...................................   590,800     13,435
   Host Marriott Corp. ...................................   601,400     10,404
   Inland Real Estate Corp. ..............................   116,900      1,865
   Innkeepers USA Trust ..................................    22,600        321
   Kimco Realty Corp. ....................................    10,555        612
   Liberty Property Trust ................................   110,000      4,752
   Mack-Cali Realty LP ...................................   229,583     10,568
   MeriStar Hospitality Corp. * ..........................    68,000        568
   Mills Corp. ...........................................    95,300      6,076
   OMEGA Healthcare Investors, Inc. ......................    57,200        675
   PAN Pacific Retail Properties, Inc. ...................    65,230      4,090
   Pennsylvania Real Estate Investment ...................   123,683      5,294
   Post Properties, Inc. .................................    60,450      2,110
   Prologis Trust ........................................   360,490     15,620
   PS Business Parks, Inc. ...............................    19,300        870
   Public Storage, Inc. ..................................   106,600      5,943
   Reckson Associates Realty Corp. .......................   187,900      6,165
   Regency Centers Corp. .................................   167,555      9,283
   Shurgard Storage Centers, Inc. ........................    96,750      4,258
   Simon Property Group, Inc. ............................   471,480     30,491
   SL Green Realty Corp. .................................    22,650      1,371
   Starwood Hotels & Resorts Worldwide, Inc. .............   299,102   $ 17,468
   Sunstone Hotel Investments, Inc. * ....................    15,050        313
   Taubman Centers, Inc. .................................    66,800      2,001
   The St. Joe Co. .......................................    13,000        835
   Trizec Properties, Inc. ...............................    54,500      1,031
   Ventas, Inc. ..........................................     3,100         85
   Vornado Realty Trust ..................................    82,575      6,286
                                                                       --------
                                                                        289,009
Real Estate Operations - 8.1%
   AMB Property Corp. ....................................   131,010      5,291
   Brookfield Properties Corporation .....................   382,100     14,291
   Developers Diversified Realty Corp. ...................    18,200        808
   Equity Lifestyle Properties, Inc. .....................    55,400      1,981
   Forest City Enterprises, Inc. .........................    30,700      1,767
   Great Wolf Resorts, Inc. * ............................    13,200        295
   La Quinta Corp. - CTF 1 Cl. B * .......................   264,500      2,404
   Lodgian, Inc. * .......................................    24,100        296
   Wyndham International, Inc. * .........................   148,000        176
                                                                       --------
                                                                         27,309
                                                                       --------
                                       TOTAL COMMON STOCK-
                                           (Cost $222,838)      96.9%   326,502

PREFERRED STOCK
Real Estate Investment Trust - 0.0%
   Simon Property Group, Inc. ............................     2,535        150
                                                                       --------
                                    TOTAL PREFERRED STOCK-
                                               (Cost $136)       0.0%       150

                                                                          Par
                                                                         Value
                                                                       ---------
                                                                        (000's)
SHORT-TERM INVESTMENTS - 3.2%
   Investment in joint trading account
      2.29% due 01/03/05
      (Cost $10,784) .....................................   $10,784     10,784
                                                             -------   ---------
                                        TOTAL INVESTMENTS-
                                           (Cost $233,758)     100.1%   337,436
                      Payables, less cash and receivables-      (0.1)%     (344)
                                                             -------   --------
                                               NET ASSETS-     100.0%  $337,092
                                                             =======   ========

*    Non-income producing security.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Real Estate Equity Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
            $190                    1.50%               $--

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Dividend income for the Fund is shown net of foreign taxes withheld of $35. Realized gains and losses from security transactions are determined on the basis of identified cost.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on annual basis of the Fund's net assets:

                        Between            Between
                    $50 Million and   $100 Million and    Excess Over
First $50 Million     $100 Million      $200 Million     $200 Million
-----------------   ---------------   ----------------   ------------
      1.10%              1.00%              0.90%            0.80%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the period ended December 31, 2004, there were no reimbursements paid to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $8.

     John Hancock has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management, Inc., and RREEF America LLC, each of which under John Hancock's supervision, are responsible for a portion of the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $118,512          $97,792

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $231,753      $107,476       $(1,793)        $105,683

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
  Ordinary      Net Long-Term    Capital Loss   Net Unrealized
   Income        Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--            $6,387           $--           $105,683

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $10,193                $20,610                 $--
2003           7,260                  8,931                  --

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Real Estate Equity Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Real Estate Equity Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Short-Term Bond Fund
Independence Investment LLC                              J. Shallcross/P. Farley
--------------------------------------------------------------------------------

..    The manager employs proprietary research and quantitative tools in a risk controlled, benchmark-relative approach to evaluate bonds and bond sectors that are attractively priced. The Fund emphasizes higher quality U.S. investment grade sectors.

Fund Commentary

Performance: For the year 2004, the Short Term Bond Fund returned +1.42%, in line with the +1.43% return of the Lehman Aggregate 1-3 Index.

Environment: The year 2004 became the bear bond market that wasn't. Although early signs reminiscent of 1994 emerged in April, the bond market remained resilient throughout the year. Paradoxically, long-term interest rates finished the year lower in an interest rate-tightening environment. The 10-Year Treasury ended the year virtually unchanged in yield, while short-term rates rose by nearly a full percentage point.

Benign inflation and concerns of chronic fatigue in the labor market kept a lid on interest rates, while the Federal Reserve lifted short-term rates higher. Despite some volatile labor market numbers, other cyclical economic indicators reaffirmed the economy's growth. There were several economic hurdles, notably investor paranoia over slower growth expectations, higher energy prices, the falling U.S. dollar, concerns over higher interest rates, geopolitical issues and slower growth in Asia. However, most spread sectors performed well as underlying improving fundamentals and strong market technicals pushed spreads tighter.

Corporate bonds were the best performer. The portfolio remained overweight in corporate credit, and benefited from having a high concentration in lower rated bonds. Larger weightings in media/cable, telecommunications, energy, utilities and consumer cyclicals added to performance. Asset Backed Securities and Commercial Mortgage Backed Securities had strong performance. We remained overweight and benefited from owning a higher concentration of home equity bonds.

Outlook: The economy is poised for gradual growth, but there are lingering issues. The Fed is still in tightening mode. Oil prices remain high, but so far this has been moderately absorbed by consumers and some industries. The falling dollar remains a concern. Interest rates will probably trend higher. Corporate bonds should still benefit from improving fundamentals and positive technicals, but profit taking could lead to short-term spread widening. The mortgage market looks relatively expensive and unattractive.

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Short-Term Bond Fund
Independence Investment LLC                              J. Shallcross/P. Farley
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 12/31/94 (Fund Inception Date)

                         Short-Term Bond VST   VST Short-Term Bond Benchmark (1)
                         -------------------   ---------------------------------
                                10,000                       10,000
Jan-95                          10,138                       10,155
Feb-95                          10,290                       10,327
Mar-95                          10,333                       10,383
Apr-95                          10,428                       10,490
May-95                          10,658                       10,735
Jun-95                          10,733                       10,798
Jul-95                          10,744                       10,825
Aug-95                          10,809                       10,900
Sep-95                          10,856                       10,961
Oct-95                          10,959                       11,068
Nov-95                          11,061                       11,187
Dec-95                          11,150                       11,285
Jan-96                          11,235                       11,387
Feb-96                          11,146                       11,305
Mar-96                          11,106                       11,271
Apr-96                          11,087                       11,260
May-96                          11,087                       11,266
Jun-96                          11,174                       11,361
Jul-96                          11,200                       11,401
Aug-96                          11,223                       11,428
Sep-96                          11,355                       11,551
Oct-96                          11,489                       11,709
Nov-96                          11,569                       11,820
Dec-96                          11,552                       11,790
Jan-97                          11,604                       11,843
Feb-97                          11,623                       11,862
Mar-97                          11,593                       11,834
Apr-97                          11,689                       11,946
May-97                          11,766                       12,032
Jun-97                          11,855                       12,125
Jul-97                          12,018                       12,301
Aug-97                          11,994                       12,283
Sep-97                          12,098                       12,396
Oct-97                          12,201                       12,509
Nov-97                          12,207                       12,536
Dec-97                          12,293                       12,630
Jan-98                          12,423                       12,776
Feb-98                          12,419                       12,774
Mar-98                          12,462                       12,822
Apr-98                          12,517                       12,882
May-98                          12,580                       12,957
Jun-98                          12,637                       13,023
Jul-98                          12,695                       13,083
Aug-98                          12,830                       13,205
Sep-98                          12,964                       13,387
Oct-98                          12,956                       13,418
Nov-98                          12,976                       13,454
Dec-98                          13,008                       13,508
Jan-99                          13,037                       13,583
Feb-99                          12,992                       13,536
Mar-99                          13,062                       13,643
Apr-99                          13,111                       13,701
May-99                          13,079                       13,685
Jun-99                          13,121                       13,727
Jul-99                          13,148                       13,756
Aug-99                          13,181                       13,787
Sep-99                          13,283                       13,887
Oct-99                          13,319                       13,937
Nov-99                          13,368                       13,978
Dec-99                          13,393                       13,997
Jan-00                          13,391                       14,004
Feb-00                          13,486                       14,105
Mar-00                          13,554                       14,174
Apr-00                          13,585                       14,185
May-00                          13,634                       14,235
Jun-00                          13,795                       14,396
Jul-00                          13,882                       14,504
Aug-00                          13,985                       14,626
Sep-00                          14,105                       14,756
Oct-00                          14,136                       14,800
Nov-00                          14,283                       14,929
Dec-00                          14,462                       15,105
Jan-01                          14,661                       15,338
Feb-01                          14,777                       15,460
Mar-01                          14,884                       15,587
Apr-01                          14,930                       15,642
May-01                          15,016                       15,750
Jun-01                          15,073                       15,814
Jul-01                          15,262                       16,028
Aug-01                          15,362                       16,145
Sep-01                          15,568                       16,351
Oct-01                          15,710                       16,515
Nov-01                          15,650                       16,470
Dec-01                          15,632                       16,477
Jan-02                          15,674                       16,533
Feb-02                          15,742                       16,591
Mar-02                          15,632                       16,496
Apr-02                          15,742                       16,661
May-02                          15,870                       16,750
Jun-02                          15,991                       16,882
Jul-02                          16,159                       17,049
Aug-02                          16,251                       17,138
Sep-02                          16,399                       17,270
Oct-02                          16,385                       17,306
Nov-02                          16,364                       17,302
Dec-02                          16,519                       17,479
Jan-03                          16,563                       17,510
Feb-03                          16,658                       17,596
Mar-03                          16,692                       17,619
Apr-03                          16,764                       17,679
May-03                          16,842                       17,721
Jun-03                          16,867                       17,760
Jul-03                          16,802                       17,648
Aug-03                          16,787                       17,655
Sep-03                          16,928                       17,843
Oct-03                          16,874                       17,778
Nov-03                          16,884                       17,784
Dec-03                          16,975                       17,898
Jan-04                          17,031                       17,958
Feb-04                          17,110                       18,059
Mar-04                          17,164                       18,111
Apr-04                          17,031                       17,937
May-04                          16,989                       17,912
Jun-04                          17,000                       17,916
Jul-04                          17,060                       17,993
Aug-04                          17,166                       18,133
Sep-04                          17,180                       18,126
Oct-04                          17,225                       18,189
Nov-04                          17,176                       18,108
Dec-04                          17,218                       18,153

Value on 12/31/04:
------------------
$17,218 Short-Term Bond VST
$18,153 VST Short-Term Bond Benchmark (1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Federal National Mortgage Assoc.                                        13.2%
Federal Home Loan Mortgage Corp.                                         9.1%
U.S. Treasury                                                            6.9%
Structured ARM Loan Trust                                                2.4%
JP Morgan Chase & Co.                                                    2.2%
Lehman Brothers Holdings, Inc.                                           2.0%
Wells Fargo & Co.                                                        2.1%
General Motors                                                           1.8%
Citigroup, Inc.                                                          1.7%
Bear Stearns Cos, Inc.                                                   1.7%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                     Short Term
                                                       Short-Term     Bond Fund
                                                        Bond Fund   Benchmark/1/
                                                       ----------   ------------
1 Year                                                    1.42%         1.43%
3 Years                                                   3.27%         3.28%
5 Years                                                   5.15%         5.34%
10 Years                                                  5.58%         6.14%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                32.41%
AAA                                                                       22.40%
AA                                                                         5.52%
A                                                                         10.88%
BBB                                                                       23.87%
BB                                                                         4.92%

Weighted Average Yield                                                     3.48%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Short-Term Bond Fund Benchmark represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998, 65% Lehman Brothers 1-3 Year Credit Bond Index, 35% Lehman Brothers 1-3 Year Government Bond Index, May 1998 to April 2002 and now Lehman Brothers 1-3 Year Aggregate Bond Index from May 2002 to present.

                                                          Inception: May 1, 1994
--------------------------------------------------------------------------------
Short-term Bond Fund
Independence Investment LLC                              J. Shallcross/P. Farley
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Short-Term Bond Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,012.80
Expense paid per $1,000*                                               $    3.50

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,021.66
Expense paid per $1,000*                                               $    3.51

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Short-Term Bond Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $22,893 of securities
   loaned (Note B)) ................................................   $244,296
Net unrealized depreciation of investments .........................       (763)
Short-term investments at value ....................................     30,026
                                                                       --------
      Total investments ............................................    273,559
Cash ...............................................................      3,213
Receivables for:
   Investments sold ................................................        750
   Interest ........................................................      2,406
                                                                       --------
Total assets .......................................................    279,928
                                                                       --------
LIABILITIES
Payables for:
   Investments purchased ...........................................      3,213
   Fund shares purchased ...........................................         40
   Collateral for securities on loan ...............................     23,338
   Accrued operating expenses ......................................         84
                                                                       --------
Total liabilities ..................................................     26,675
                                                                       --------
Net assets .........................................................   $253,253
                                                                       ========
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) .....................................................     25,508
                                                                       --------
Net asset value per share ..........................................   $   9.93
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $254,357
   Accumulated net realized loss on investments ....................       (341)
   Net unrealized depreciation of investments ......................       (763)
                                                                       --------
Net assets .........................................................   $253,253
                                                                       ========
INVESTMENT INCOME
      Interest .....................................................   $  9,296
      Securities lending ...........................................         34
                                                                       --------
Total investment income ............................................      9,330
                                                                       ========
EXPENSES
      Investment advisory fee ......................................      1,539
      Auditors fees ................................................         32
      Custodian fees ...............................................         84
      Fidelity Bond fees ...........................................          1
      Legal fees ...................................................         43
      Printing & mailing fees ......................................         43
      Trustees' fees ...............................................          8
      Other fees ...................................................          8
                                                                       --------
Total expenses .....................................................      1,758
                                                                       --------
Net investment income ..............................................      7,572
                                                                       --------
REALIZED AND UNREALIZED LOSS
   Net realized loss on investments ................................       (375)
   Change in unrealized depreciation on investments ................     (3,592)
                                                                       --------
Net realized and unrealized loss ...................................     (3,967)
                                                                       --------
Net increase in net assets resulting from operations ...............   $  3,605
                                                                       ========

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Short-Term Bond Fund
(000's Omitted)

                                                                            Year Ended     Year Ended
                                                                           December 31,   December 31,
                                                                               2004          2003(a)
                                                                           ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations

   Net investment income ...............................................     $  7,572       $  9,392
   Net realized loss ...................................................         (375)          (468)
   Change in net unrealized depreciation ...............................       (3,592)        (2,066)
                                                                             --------       --------
      Net increase in net assets resulting from operations .............        3,605          6,858
Distributions to shareholders from:
   Net investment income ...............................................       (7,642)        (8,761)
   Realized gains ......................................................                         (54)
   Capital paid-in .....................................................       (1,232)          (552)
                                                                             --------       --------
      Decrease in net assets resulting from distributions ..............       (8,874)        (9,367)
From fund share transactions:
   Proceeds from shares sold ...........................................       76,567         96,185
   Distributions reinvested ............................................        8,874          9,367
   Payment for shares redeemed .........................................      (86,936)       (84,143)
                                                                             --------       --------
      Increase (decrease) in net assets from fund share transactions ...       (1,495)        21,409
                                                                             --------       --------
NET INCREASE (DECREASE) IN NET ASSETS ..................................       (6,764)        18,900

NET ASSETS
   Beginning of Period .................................................      260,017        241,117
                                                                             --------       --------
   End of Period (including undistributed net investment income
      of $0 and $0, respectively) ......................................     $253,253       $260,017
                                                                             ========       ========
Analysis of fund share transactions:
   Sold ................................................................        7,616          9,405
   Reinvested ..........................................................          885            919
   Redeemed ............................................................       (8,649)        (8,235)
                                                                             --------       --------
Net increase (decrease) in fund shares outstanding .....................         (148)         2,089
                                                                             ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                           Short-Term Bond Fund
                                                          ------------------------------------------------------
                                                                          Year Ended December 31,
                                                          ------------------------------------------------------
                                                            2004      2003(e)    2002(e)     2001          2000
                                                          --------   --------   --------   --------      -------
Net Assets Value at Beginning of Period ...............   $  10.13   $  10.23   $  10.11   $   9.86      $  9.72
Income from Investment Operations:
   Net Investment Income ..............................       0.30       0.37       0.44       0.52         0.61
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) ...................................      (0.15)     (0.10)      0.12       0.26         0.14
                                                          --------   --------   --------   --------      -------
   Total From Investment Operations ...................       0.15       0.27       0.56       0.78         0.75
Less Distributions:
   Distribution from Net Investment Income ............      (0.30)     (0.35)     (0.41)     (0.53)       (0.61)
   Distribution from Net Realized Gains on
      Investments .....................................                    (d)
   Capital paid-in ....................................      (0.05)     (0.02)     (0.03)
                                                          --------   --------   --------   --------      -------
   Total Distributions ................................      (0.35)     (0.37)     (0.44)     (0.53)       (0.61)
                                                          --------   --------   --------   --------      -------
Net Assets Value at End of Period .....................   $   9.93   $  10.13   $  10.23   $  10.11      $  9.86
                                                          ========   ========   ========   ========      =======
Total Investment Return(b) ............................       1.42%      2.76%      5.67%      8.09%        7.98%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets ...       0.69%      0.67%      0.68%      0.48%        0.36%
   Ratio of Net Investment Income to Average
      Net Assets ......................................       2.96%      3.68%      4.29%      5.20%(c)     6.27%
   Portfolio Turnover Rate ............................      38.61%     58.94%     97.00%     86.39%       52.68%
Net Assets End of Period (000s Omitted) ...............   $253,253   $260,017   $241,117   $149,450      $80,109

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) Had the Fund not amortized premiums and accreted discounts on debt securities, the annual ratio of net investment income to average net assets would have been 5.32% for the years ended December 31, 2001.
(d)  Amount is less than $0.01.
(e) Certain amounts in 2003 and 2002 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND **

                                                                 Par      Market
                                                                Value     Value
                    Name of Issuer                             (000's)   (000's)
                    --------------                             -------   -------

PUBLICLY-TRADED BONDS

Aerospace & Defense - 0.3%
   Raytheon Co. - Notes
      6.75% due 08/15/07 - BBB- ............................    $  643   $   693
Auto Loan - 2.1%
   Ford Motor Credit Co. - Notes
      6.875% due 02/01/06 - BBB- ...........................     1,000     1,030
   General Motors Acceptance Corp. - Notes
      6.125% due 09/15/06 - BBB- ...........................     3,265     3,347
      6.75% due 01/15/06 - BBB- ............................     1,000     1,026
                                                                         -------
                                                                           5,403

Automobiles - 0.9%
   Daimler Chrysler - Notes
      6.4% due 05/15/06 - BBB ..............................     1,500     1,560
   Hertz Corp. - Notes
      1.0% due 08/05/08 - BBB- .............................       750       754
                                                                         -------
                                                                           2,314

Banks - 4.8%
   Bank of America Corp. - Notes
      4.75% due 10/15/06 - A+ ..............................     1,400     1,434
   Bank One Corp. - Notes
      6.875% due 08/01/06 - A+ .............................     1,800     1,899
   Bear Stearns Commercial Mortgage
      Securities, Inc. - Ser. 2004 Cl. A1
      3.26% due 02/11/41 - AAA .............................     2,834     2,775
   Credit Suisse First Boston - Ser. 2003-C3 Cl. A1
      2.218% due 05/15/38 - AAA ............................     2,429     2,353
   Credit Suisse First Boston Mortgage
      Securities Corp. - Cl. A1
      3.801% due 06/15/06 - AAA ............................        95        96
   First Union Corp. - Notes
      7.55% due 08/18/05 - A ...............................     2,500     2,571
   Popular North America, Inc.
      6.125% due 10/15/06 - BBB+ ...........................       855       891
                                                                         -------
                                                                          12,019

Beverages - 0.4%
   Coca Cola Co. - Sr. Notes
      4.0% due 06/01/05 - A+ ...............................     1,000     1,004

CMBS - 0.8%
   JP Morgan Chase & Co. Commercial
      Mortgage Securities - Ser. 2004 FL1 A1 144A (a)
      1.71% due 04/16/19 - AAA .............................     1,992     1,994
Diversified Financials - 10.0%
   Bear Stearns Cos, Inc. - Notes
      3.0% due 03/30/06 - A ................................     1,250     1,247
   BP Capital Markets plc - Notes
      4.0% due 04/29/05 - AA+ ..............................     1,000     1,004
   Chase Commercial Mortgage Securities Corp. - Cl. A1
      7.656% due 06/15/08 - AAA ............................     1,179     1,214
   Chase Manhattan Corp.
      6.0% due 11/01/05 - A ................................    $2,000   $ 2,047
   CIT Group, Inc.
      1.48% due 05/18/07 - A ...............................     1,000     1,000
   Citigroup, Inc. - Notes
      6.75% due 12/01/05 - AA- .............................     4,000     4,128
   GE Capital Commercial Mortgage Corp. - CTF Cl. A1
      5.033% due 12/10/35 - NA .............................       621       634
   GE Commercial Mortgage Corp. - Ser.
      2004-C1 CTF Cl. A1
      3.009% due 11/10/38 - AAA ............................
   Goldman Sachs Group, Inc. - Notes
      7.625% due 08/17/05 - A+ .............................     1,000     1,030
   Green Tree Financial Corp. - Ser. 1996-8 Cl. A6
      7.6% due 10/15/27 - AAA ..............................       239       257
   GS Mortgage Securities Corp. II - Ser.
      2003-C1 Cl. A1
      2.904% due 01/10/40 - AAA ............................     1,706     1,678
   Hartford Financial Services Group, Inc. -
      Sr. Notes
      6.375% due 11/01/08 - A- .............................     1,000     1,074
   Lehman Brothers Holdings, Inc. - Notes
      6.625% due 02/05/06 - A ..............................     2,600     2,693
   Morgan Stanley Group, Inc.
      6.1% due 04/15/06 - A+ ...............................       800       828
   Nomura Asset Securities Corp. - Ser. 1998- D6 A1A
      6.28% due 03/17/28 - AAA .............................     1,416     1,467
   Wells Fargo Mortgage Backed Securities -
      Ser. 2003-2 Cl. A6
      5.25% due 02/25/18 - AAA .............................     5,000     5,082
                                                                         -------
                                                                          25,383

Diversified Telecommunication Services - 1.8%
   France Telecom SA - Notes
      8.7% due 03/01/06 - BBB+ .............................     2,000     2,100
   Verizon Global Funding Corp. - Notes
      6.75% due 12/01/05 - A+ ..............................     2,303     2,378
                                                                         -------
                                                                           4,478

Electric Utilities - 1.5%
   Firstenergy Corp. - Notes Ser. A
      5.5% due 11/15/06 - BB+ ..............................     2,200     2,271
   Progress Energy, Inc. - Sr. Notes
      6.75% due 03/01/06 - BBB- ............................       700       727
   TXU Energy Co. LLC - Sr. Notes 144A (a)
      2.38% due 01/17/06 - BBB .............................       750       752
                                                                         -------
                                                                           3,750

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                 Par      Market
                          Name of Issuer                        Value     Value
                          --------------                       -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Electric/Gas - 2.8%
   Alabama Power Co. - Sr. Notes Ser. U
      2.65% due 02/15/06 - A ...............................    $1,000   $   994
   American Electric Power, Inc. - Sr. Notes Ser. A
      6.125% due 05/15/06 - BBB ............................     1,145     1,187
   Citizens Utilities Co. Delaware - Debs.
      7.6% due 06/01/06 - BB+ ..............................     1,250     1,322
   Kansas City Power & Light Co. - Sr. Notes Ser. A
      6.0% due 03/15/07 - BBB ..............................     1,000     1,045
   Pacific Gas & Electric Co. - Bonds
      1.81% due 04/03/06 - BBB .............................     1,375     1,376
   TXU Corp. - Sr. Notes
      6.375% due 06/15/06 - BBB- ...........................     1,000     1,038
                                                                         -------
                                                                           6,962
Finance - 6.4%
   Boeing Capital Corp. - Sr. Notes
      5.65% due 05/15/06 - A ...............................       650       670
   Bombadier Capital, Inc. - 144A (a)
      6.125% due 06/29/06 - BB .............................     1,000     1,000
   Chase Funding Loan Acquisition Trust - CTF Cl. A2
      1.275% due 04/25/31 - AAA ............................       124       124
   Deutsche Telekom International Finance
      8.25% due 06/15/05 - BBB+ ............................     1,300     1,330
   General Electric Capital Corp.
      5.0% due 02/15/07 - AAA ..............................     3,000     3,090
   Household Financial Corp.
      6.5% due 01/24/06 - A ................................     2,000     2,068
   Nisource Finance Corp. - Notes
      7.625% due 11/15/05 - BBB ............................     1,700     1,762
   Pinnacle West Capital Corp. - Sr. Notes
      6.4% due 04/01/06 - BBB- .............................     1,700     1,750
   PNC Funding Corp. - Sr. Notes
      5.75% due 08/01/06 - A- ..............................       875       907
   Sprint Capital Corp. - Note
      7.9% due 03/15/05 - BBB- .............................     2,000     2,022
   Vornado Realty Trust - Sr. Notes
      5.625% due 06/15/07 - BBB ............................     1,485     1,542
                                                                         -------
                                                                          16,265
Gas Utilities - 0.9%
   Keyspan Corp. - Notes
      6.15% due 06/01/06 - A ...............................     1,150     1,197
   Sempra Energy - Notes
      1.0% due 05/21/08 - BBB+ .............................     1,130     1,126
                                                                         -------
                                                                           2,323
Health Care Providers & Services - 0.5%
   Anthem, Inc. - Notes
      3.5% due 09/01/07 - BBB+ .............................    $1,225   $ 1,218

Home Equity Loan - 1.5%
   Centex Home Equity Loan Trust - Ser. 2003-B Cl. AF 2
      1.838% due 06/25/20 - AAA ............................       871       869
   Residential Asset Mortgage Products, Inc. - Cl. AI2
      3.38% due 03/25/29 - AAA .............................     2,899     2,897
                                                                         -------
                                                                           3,766
Hotels Restaurants & Leisure - 1.9%
   Harrah's Operating, Inc. - Sr. Notes
      7.125% due 06/01/07 - BBB- ...........................     1,000     1,071
   Hilton Hotels Corp. - Sr. Notes
      7.95% due 04/15/07 - BBB- ............................     1,000     1,088
   Park Place Entertainment Corp. - Notes
      8.5% due 11/15/06 - BB+ ..............................     1,500     1,620
   Starwood Hotels & Resorts - Sr. Notes
      7.375% due 05/01/07 - BB+ ............................     1,000     1,068
                                                                         -------
                                                                           4,847
Industrial Conglomerates - 0.6%
   Tyco International Group SA - Notes
      5.8% due 08/01/06 - BBB ..............................     1,500     1,553

Insurance - 1.4%
   Aetna Inc. - Sr. Notes
      7.375% due 03/01/06 - BBB+ ...........................     2,000     2,082
   Marsh & McLennan Cos., Inc. - Sr. Notes #
      5.375% due 03/15/07 - BBB+ ...........................       590       602
   Wellpoint, Inc. - Notes 144A (a)
      3.75% due 12/14/07 - BBB+ ............................       895       894
                                                                         -------
                                                                           3,578
Media - 3.8%
   British Sky Broadcasting Group - Gtd. Notes
      7.3% due 10/15/06 - BBB- .............................     1,000     1,062
   Continental Cablevision - Sr. Notes
      8.3% due 05/15/06 - BBB ..............................       615       653
   Cox Communications, Inc. - Notes 144A (a)
      3.04% due 12/14/07 - BBB- ............................     1,000     1,000
   Lenfest Communications, Inc. - Notes
      8.375% due 11/01/05 - BBB ............................     1,000     1,042
   Liberty Media Corp. - Sr. Notes
      2.64% due 09/17/06 - BBB- ............................     1,500     1,518
   The Walt Disney Co. - Sr. Notes
      6.75% due 03/30/06 - BBB+ ............................     1,100     1,146

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                                 Par      Market
                          Name of Issuer                        Value     Value
                          --------------                       -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Media - Continued
   Time Warner, Inc. - Notes
      5.625% due 05/01/05 - BBB+ ...........................    $1,500   $ 1,514
   Univision - Sr. Notes
      2.875% due 10/15/06 - BBB- ...........................     1,700     1,678
                                                                         -------
                                                                           9,613
Metals & Mining - 0.9%
   Falconbridge, Ltd.
      7.375% due 09/01/05 - BBB- ...........................     1,125     1,156
   Minnesota Ming & Manufacturing Co.
      4.15% due 06/30/05 - AA ..............................     1,000     1,006
                                                                         -------
                                                                           2,162
Multi-Utilities - 0.5%
   Centerpoint Energy, Inc. - Sr. Notes
      5.875% due 06/01/08 - BBB- ...........................     1,150     1,205

Multiline Retail - 0.4%
   May Department Stores Co. - Notes
      3.95% due 07/15/07 - BBB .............................     1,000     1,002

Oil & Gas - 2.8%
   Devon Energy Corp. - Sr. Notes
      2.75% due 08/01/06 - BBB .............................     1,500     1,482
   Duke Energy Field Services - Notes
      5.75% due 11/15/06 - BBB .............................     1,450     1,503
   Enterprise Products Operating LP - Sr. Notes 144A (a)
      4.0% due 10/15/07 - BB+ ..............................     2,000     1,995
   Northern Border Pipeline Co. - Sr. Notes
      6.25% due 05/01/07 - A- ..............................     2,000     2,112
                                                                         -------
                                                                           7,092
Other Asset Backed - 6.3%
   CWABS, Inc. - Ser. 2004-10 Cl. AF3
      3.842% due 02/01/05 - AAA ............................     1,445     1,428
   CWABS, Inc. Ser. 2003-5 Cl. AF 2
      3.042% due 04/25/25 - AAA ............................     1,300     1,298
   Equity One ABS, Inc. - Ser. 2003-3 Cl. AF3
      3.531% due 12/25/33 - AAA ............................       900       899
   Equity One ABS, Inc. - Ser. 2004-2 Cl. AV2
      1.55% due 07/25/34 - AAA .............................     1,213     1,210
   Long Beach Mortgage Loan Trust - Ser. 2004-1 Cl. M3
      1.0% due 03/25/35 - AA- ..............................     4,000     4,000
   Option One Loan Trust - Ser. 2004-1 CTF Cl A2
      1.39% due 01/25/34 - AAA .............................       999       999
   Structured ARM Loan Trust - Ser. 2004-14 Cl. 1 A
      5.129% due 10/25/34 - AAA ............................     5,732     5,832
   Vanderbilt & Mortgage, Inc. - Sr. Sub. CTF Cl. A2
      4.235% due 08/07/14 - AAA ............................    $  272   $   272
                                                                         -------
                                                                          15,938
Other Mortgage - 1.5%
   LB UBS Commercial Mortgage Trust - CTF Cl. A1
      7.95% due 07/15/09 - NA ..............................     1,396     1,494
   LB UBS Commercial Mortgage Trust - Ser. 2003-C1 Cl. A1
      2.72% due 01/17/08 - AAA .............................     2,429     2,383
                                                                         -------
                                                                           3,877
Personal Products - 0.6%
   Colgate Palmolive Co.
      3.98% due 04/29/05 - AA- .............................     1,500     1,506

Real Estate Development - 0.3%
   Rouse Co. - Noyes
      3.625% due 03/15/09 - BB+ ............................       900       849

Real Estate Investment Trust - 3.5%
   CarrAmerica Realty Corp. - Notes
      6.625% due 03/01/05 - BBB ............................     1,167     1,173
      7.375% due 07/01/07 - BBB ............................     1,197     1,302
   Duke Realty Limited Partnership - Notes
      3.35% due 01/15/08 - BBB+ ............................     1,625     1,593
   IStar Financial, Inc. - Sr. Notes
      4.875% due 01/15/09 - BBB- ...........................     1,620     1,644
   Simon Property Group, Inc. - Notes
      3.75% due 01/30/09 - BBB .............................     2,256     2,220
   United Dominion Realty Trust, Inc.
      4.5% due 03/03/08 - BBB ..............................     1,000     1,021
                                                                         -------
                                                                           8,953
U.S. Government Agencies - 22.7%
   Federal Home Loan Bank - Notes
      7.5% due 06/01/12 - AAA ..............................       482       511
   Federal Home Loan Mortgage Corp. - Bonds
      3.907% due 11/01/33 - AAA ............................     1,393     1,404
      4.0% due 03/15/26 - AAA ..............................     6,079     6,075
      7.0% due 08/01/12 - AAA ..............................       385       408
      7.0% due 02/01/14 - AAA ..............................     1,030     1,091
      8.5% due 05/01/15 - AAA ..............................     1,227     1,310
   Federal Home Loan Mortgage Corp. -
      Bonds Ser. 2516 Cl. AX
      8.5% due 01/15/16 - AAA ..............................     1,544     1,648
   Federal Home Loan Mortgage Corp. - Notes
      2.375% due 04/15/06 - AAA ............................     6,500     6,442
      6.5% due 12/01/09 - AAA ..............................       730       765
      7.0% due 12/01/10 - AAA ..............................       248       263
      7.0% due 12/01/13 - AAA ..............................     1,673     1,774

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SHORT-TERM BOND FUND

                                                               Par       Market
                       Name of Issuer                         Value      Value
                       --------------                       --------   ---------
                                                             (000's)     (000's)

PUBLICLY-TRADED BONDS - Continued

U.S. Government Agencies - Continued
      7.5% due 11/01/09 - AAA ...........................   $    645   $    670
      8.0% due 06/01/10 - AAA ...........................        202        215
   Federal National Mortgage Assoc. - Bonds
      3.638% due 09/01/33 - AAA .........................      1,790      1,808
      3.64% due 01/01/33 - AAA ..........................      1,670      1,682
      6.0% due 01/01/17 - AAA ...........................      1,442      1,512
      6.0% due 01/01/17 - AAA ...........................      1,284      1,347
      6.5% due 04/01/17 - AAA ...........................      3,203      3,397
      6.5% due 08/01/17 - AAA ...........................      3,567      3,783
      7.0% due 10/01/15 - AAA ...........................        721        765
      7.0% due 07/01/34 - AAA ...........................      5,009      5,308
      7.5% due 07/01/34 - AAA ...........................      3,156      3,379
      8.0% due 07/01/14 - AAA ...........................        944      1,008
      8.0% due 09/25/16 - AAA ...........................        561        598
   Federal National Mortgage Assoc. - Notes
      6.0% due 01/01/11 - AAA ...........................        491        511
      7.0% due 12/01/10 - AAA ...........................        239        251
      7.5% due 08/01/09 - AAA ...........................        714        758
      2.25% due 05/15/06 - # AAA ........................      6,000      5,929
   Government National Mortgage Assoc. - Bonds
      8.0% due 12/15/25 - AAA ...........................      1,101      1,190
      8.5% due 11/15/15 - AAA ...........................        858        927
   Government National Mortgage Assoc. - Notes
      7.0% due 12/15/08 - AAA ...........................        712        745
                                                                       --------
                                                                         57,474
U.S. Government - 6.6%
   U.S. Treasury - Notes
      3.25% due 01/15/09 - # AAA .......................       6,000      5,948
      3.375% due 12/15/08 - # AAA .......................      5,300      5,283
      3.625% due 07/15/09 - # AAA .......................      5,500      5,516
                                                                       --------
                                                                         16,747
Whole Loan CMOs - 7.2%
   Banc America Commercial Mortgage, Inc. - Ser. 2004-1
      Cl. A1
      3.156% due 11/10/39 - AAA .........................      3,152      3,091
   CWALT, Inc. - Ser. 2004 J7 Cl. 1AIO
      1.3% due 09/25/21 - AAA ...........................     73,479        787
   CWMBS, Inc. - Ser. 2002 Mortgage Pass Thru Certs
      Cl. 2A3
      5.0% due 12/25/17 - AAA ...........................      1,390      1,413
   GS Mortgage Securities Corp. - Ser. 2004 Cl. A2C
      1.58% due 05/25/34 - AAA ..........................      1,000      1,002
   Lehman Brothers Commercial Mortgage Trust - Cl. A2
      144A (a)
      1.749% due 10/15/17 - AAA .........................      2,500      2,506
   Merrill Lynch Mortgage Investments, Inc. - Ser. 2003
      A1 Cl. IA
      3.981% due 12/25/32 - NA ..........................   $    947   $    955
   Merrill Lynch Mortgage Investments, Inc. - Ser.
      2003-C Cl. B1
      1.75% due 06/25/28 - AA+ ..........................      2,000      2,041
   Morgan Stanley Mortgage Loan Trust - Ser. 2004 (b)
      1.0% due 01/25/35 - NA ............................    249,428      3,000
   Sequoia Mortgage Trust - Ser. 2004-4 Cl. A
      1.0% due 05/20/34 - AAA ...........................      3,428      3,410
                                                                       --------
                                                                         18,205
Wireless Telecommunications Services - 0.5%
   AT&T Wireless Services, Inc. - Sr. Notes
      7.35% due 03/01/06 - A ............................      1,300      1,360
                                                                       --------
                             TOTAL PUBLICLY-TRADED BONDS-
                                          (Cost $244,296)       96.2%   243,533

INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 9.2%
   State Street Navigator Securities Lending Portfolio ..     23,338     23,338

SHORT-TERM INVESTMENTS - 2.6%

Investment in joint trading account
      2.29% due 01/03/05
      (Cost $6,688) .....................................      6,688      6,688
                                                            --------   --------
                                       TOTAL INVESTMENTS-
                                          (Cost $274,322)      108.0%   273,559
                     Payables, less cash and receivables-       (8.0)%  (20,306)
                                                            --------   --------
                                              NET ASSETS-      100.0%  $253,253
                                                            ========   ========

#    At December 31, 2004 all or portion of this security was out on loan.
(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $10,141 or 4.0% of net assets of the Portfolio.
(b)  At December 31, 2004 this security was fair valued.
**   Bond ratings are not audited.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Short-Term Bond (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For year ended December 31, 2004, the Fund had no bank borrowings.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $22,893                  $23,338

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforward, which may be applied against any net taxable gains of $153 which expire in 2012.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred approximately $217 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2005.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.60% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. For the year ended December 31, 2004, there were no reimbursements paid to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Independence Investment LLC. Independence Investment LLC is an affiliate of John Hancock, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

Purchases   Sales and Maturities
---------   --------------------
 $136,284          $95,440

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Depreciation
----------   ------------   ------------   --------------
 $274,293        $951         $(1,685)         $(734)

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss or difference in accretion/amortization. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Depreciation
-------------   -------------   -------------   --------------
     $--             $--             $153           $(734)

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $7,642                   $--                  $1,232
2003          8,761                    54                     552

     Included in the Fund's 2003 distributions from ordinary income is $1,302 in excess of investment company taxable income, which in accordance with applicable US tax law, was distributed to shareholders as ordinary income distribution.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Short-Term Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Short-Term Bond Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
Wellington Management Company, LLP                              Steven C. Angeli
--------------------------------------------------------------------------------

..    The manager employs bottom-up, fundamental research to identify attractively valued growth stocks. The Fund's sector allocations are broadly diversified but are driven primarily by stock selection.

Fund Commentary

Performance: For 2004, the Small Cap Emerging Growth Fund returned +9.45%, underperforming the +14.31% return of the Russell 2000 Growth Index.

Environment: Small caps capped a sixth consecutive year of outperformance relative to large caps. Within the Russell 2000 Growth Index, nine of 10 sectors advanced. Energy, Materials, Industrials and Telecommunication Services were the strongest sectors. Information Technology was the only sector to decline over the year.

Stock selection in Health Care and Consumer Discretionary were the largest detractors from the Trust's relative return. Within Health Care, negative stock selection effects were most acute among health care equipment & supplies companies. Within Consumer Discretionary, selection among media holdings hurt returns. While the portfolio's sector allocations are a result of our bottom-up investment process, we benefited from sector positioning during the year. In particular, we were overweight the strong performing Telecommunications Services sector and underweight the Information Technology sector.

Outlook: While confident in the economy's direction, we believe the recovery has been hampered by inflationary pressures throughout the manufacturing supply chain. As a result, decelerating profit growth and weak employment trends are hindering consumption. While we do not foresee a doomsday scenario, we might see lower-than-expected earnings growth, especially in the traditional or more mature parts of Information Technology and within the Consumer Discretionary sector. Therefore, we will continue to focus on individual stock selection across all sectors.

                                    [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 4/1/96 (Fund Inception Date)

            Small Cap
         Emerging Growth    Small Cap Emerging
               Fund        Growth Benchmark (1)
         ---------------   --------------------
Apr-96       $10,000              $10,000
May-96        10,232               10,253
Jun-96        10,126               10,132
Jul-96         9,630                9,593
Aug-96        10,161               10,009
Sep-96        10,450               10,283
Oct-96        10,340               10,402
Nov-96        10,678               10,961
Dec-96        11,033               11,318
Jan-97        11,115               11,492
Feb-97        10,927               11,601
Mar-97        10,594               11,290
Apr-97        10,831               11,456
May-97        11,818               12,368
Jun-97        12,512               12,994
Jul-97        13,256               13,540
Aug-97        13,389               13,755
Sep-97        14,242               14,670
Oct-97        13,761               14,271
Nov-97        13,863               14,428
Dec-97        13,863               14,917
Jan-98        13,521               14,647
Feb-98        14,532               15,531
Mar-98        15,138               16,162
Apr-98        15,222               16,241
May-98        14,459               15,666
Jun-98        14,458               15,579
Jul-98        13,270               14,359
Aug-98        10,901               12,110
Sep-98        11,414               12,794
Oct-98        11,733               13,174
Nov-98        12,320               13,531
Dec-98        13,037               13,956
Jan-99        12,715               13,640
Feb-99        11,876               12,708
Mar-99        11,826               12,602
Apr-99        12,619               13,753
May-99        12,798               14,175
Jun-99        13,630               14,688
Jul-99        13,444               14,340
Aug-99        12,849               13,817
Sep-99        12,620               13,541
Oct-99        12,365               13,270
Nov-99        12,267               13,339
Dec-99        12,590               13,748
Jan-00        11,854               13,389
Feb-00        12,345               14,208
Mar-00        12,574               14,274
Apr-00        12,787               14,358
May-00        12,670               14,139
Jun-00        12,740               14,552
Jul-00        13,003               15,036
Aug-00        13,762               15,708
Sep-00        13,774               15,619
Oct-00        13,768               15,563
Nov-00        10,732               13,964
Dec-00        11,470               15,164
Jan-01        13,023               15,954
Feb-01        11,056               14,907
Mar-01        10,142               14,178
Apr-01        11,316               15,287
May-01        11,655               15,663
Jun-01        11,932               16,204
Jul-01        11,175               15,327
Aug-01        10,648               14,832
Sep-01         8,697               12,835
Oct-01         9,424               13,586
Nov-01        10,224               14,638
Dec-01        11,037               15,541
Jan-02        10,629               15,379
Feb-02        10,383               14,958
Mar-02        11,650               16,161
Apr-02        11,264               16,308
May-02        10,629               15,584
Jun-02         9,917               14,811
Jul-02         8,284               12,574
Aug-02         8,126               12,542
Sep-02         7,370               11,641
Oct-02         7,539               12,015
Nov-02         8,411               13,087
Dec-02         7,924               12,358
Jan-03         7,586               12,015
Feb-03         7,294               11,652
Mar-03         7,369               11,803
Apr-03         8,126               12,922
May-03         8,991               14,378
Jun-03         9,325               14,655
Jul-03         9,985               15,763
Aug-03        10,524               16,610
Sep-03        10,176               16,190
Oct-03        11,139               17,588
Nov-03        11,523               18,162
Dec-03        11,793               18,244
Jan-04        12,245               19,201
Feb-04        12,246               19,173
Mar-04        12,438               19,263
Apr-04        11,725               18,296
May-04        11,967               18,660
Jun-04        12,172               19,281
Jul-04        11,172               17,550
Aug-04        10,725               17,172
Sep-04        11,566               18,122
Oct-04        11,734               18,562
Nov-04        12,385               20,131
Dec-04        12,908               20,855

Value on 12/31/04:
------------------
$20,855 Small Cap Emerging Growth Benchmark(1)
$12,908 Small Cap Emerging Growth Fund

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
American Tower Corp.                                                     3.3%
Crown Castle International Corp.                                         2.8%
MEMC Electronic Materials, Inc.                                          1.9%
CB Richard Ellis Group, Inc.                                             1.8%
Take Two Interactive Software                                            1.8%
Jackson Hewitt, Inc.                                                     1.8%
Gol-Linhas Aereas Inteligentes SA                                        1.7%
Affiliated Managers Group, Inc.                                          1.7%
Arkansas Best Corp.                                                      1.6%
La Quinta Corp.                                                          1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                              Small Cap Emerging
                                         Small Cap Emerging       Growth Fund
                                             Growth Fund         Benchmark/1/
                                         ------------------   ------------------
1 Year                                          9.45%               14.31%
3 Years                                         5.36%               10.30%
5 Years                                         0.50%                8.69%
Since Inception (5/1/96)                        2.99%                8.85%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Information Technology                                                  20.6%
Industrials                                                             19.3%
Consumer Discretionary                                                  17.1%
Health Care                                                             15.1%
Financials                                                              10.1%
Telecommunication Services                                               7.0%
Materials                                                                5.9%
Energy                                                                   4.0%
Consumer Staples                                                         0.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Small Cap Emerging Growth Fund benchmark represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000 Growth Index from May 2003 to present.

                                                          Inception: May 1, 1996
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
Wellington Management Company, LLP                              Steven C. Angeli
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Small Cap Emerging Growth Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,060.40
Expense paid per $1,000*                                               $    5.87

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.44
Expense paid per $1,000*                                               $    5.75

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $55,742 of
   securities loaned (Note B)) .....................................   $189,568
Net unrealized appreciation of investments .........................     34,052
Short-term investments at value ....................................     61,322
                                                                       --------
      Total investments ............................................    284,942
Receivable for:
   Investments sold ................................................      1,229
   Dividends .......................................................         26
                                                                       --------
Total assets .......................................................    286,197
                                                                       --------

LIABILITIES
Payables for:
   Investments purchased ...........................................        943
   Fund shares purchased ...........................................        115
   Collateral for securities on loan ...............................     57,121
   Accrued operating expenses ......................................         17
                                                                       --------
Total liabilities ..................................................     58,196
                                                                       --------
Net assets .........................................................   $228,001
                                                                       ========

Shares outstanding, $0.01 Par Value (unlimited shares authorized) ..     25,707
                                                                       --------
Net asset value per share ..........................................   $   8.87
                                                                       ========
Composition of net assets:
   Capital paid-in .................................................   $289,527
   Accumulated net realized loss on investments ....................    (95,578)
   Net unrealized appreciation of investments ......................     34,052
                                                                       --------
Net assets .........................................................    228,001
                                                                       ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
(000's Omitted)

INVESTMENT INCOME
      Interest ......................................................   $    96
      Dividends .....................................................       247
      Securities lending ............................................        35
                                                                        -------
Total investment income .............................................       378
                                                                        -------
EXPENSES
      Investment advisory fee .......................................     1,080
      Auditors fees .................................................        11
      Custodian fees ................................................       107
      Legal fees ....................................................        14
      Printing & mailing fees .......................................       174
      Trustees' fees ................................................         3
      Other fees ....................................................         6
                                                                        -------
Total expenses ......................................................     1,395
      Less expenses reimbursed ......................................      (211)
      Less custodian expense reduction offset by
         commission recapture arrangement (Note C) ..................       (75)
                                                                        -------
Net expenses ........................................................     1,109
                                                                        -------
Net investment loss .................................................      (731)
                                                                        -------
REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain on investments .................................     8,607
   Change in unrealized appreciation on investments .................    11,772
                                                                        -------
Net realized and unrealized gain ....................................    20,379
                                                                        -------
Net increase in net assets resulting from  operations ...............   $19,648
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Small Cap Emerging Growth Fund
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2004          2003(a)
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment loss .......................................     $   (731)      $   (384)
   Net realized gain (loss) ..................................        8,607         (4,652)
   Change in net unrealized appreciation .....................       11,772         32,639
                                                                   --------       --------
      Net increase in net assets resulting from operations ...       19,648         27,603
Distributions to shareholders from:
   Capital paid-in ...........................................                     (11,543)
                                                                                  --------
      Decrease in net assets resulting from distributions ....                     (11,543)
From fund share transactions:
   Proceeds from shares sold .................................       37,753         50,786
   Shares issued in reorganization ...........................      139,231
   Distributions reinvested ..................................                      11,543
   Payment for shares redeemed ...............................      (55,210)       (42,137)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....      121,774         20,192
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................      141,422         36,252

NET ASSETS
   Beginning of Period .......................................       86,579         50,327
                                                                   --------       --------
   End of Period (including undistributed net investment
      income of $0 and $0, respectively) .....................     $228,001       $ 86,579
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        4,570          6,929
   Issued in reorganization ..................................       17,269
   Reinvested ................................................                       1,458
   Redeemed ..................................................       (6,816)        (5,696)
                                                                   --------       --------
Net increase in fund shares outstanding ......................       15,023          2,691
                                                                   ========       ========

(a)  Certain amounts in 2003 have been reclassified to permit comparison.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                               Small Cap Emerging Growth Fund
                                                            --------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                            --------------------------------------------------------------------
                                                              2004           2003(e)(h)          2002         2001       2000(c)
                                                            --------         ----------        -------      -------      -------
Net Assets Value at Beginning of Period .................   $   8.10           $  6.30         $  8.79      $  9.14      $ 10.92
Income from Investment Operations:
   Net Investment Income (Loss) .........................                        (0.03)           0.01         0.01         0.14
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) .....................................       0.77              3.07           (2.49)       (0.35)       (1.13)
                                                            --------           -------         -------      -------      -------
   Total From Investment Operations .....................       0.77              3.04           (2.48)       (0.34)       (0.99)
Less Distributions:
   Distribution from Net Investment Income ..............                                        (0.01)       (0.01)       (0.15)
   Distribution from Net Realized Gains on Investments ..                                                                  (0.14)
   Distribution from Excess of Net Investment Income/
      Gains .............................................                                                                  (0.20)
   Distribution from Capital Paid-in ....................                        (1.24)                                    (0.30)
                                                            --------           -------         -------      -------      -------
   Total Distributions ..................................                        (1.24)          (0.01)       (0.01)       (0.79)
                                                            --------           -------         -------      -------      -------
Net Assets Value at End of Period .......................   $   8.87           $  8.10         $  6.30      $  8.79      $  9.14
                                                            ========           =======         =======      =======      =======
Total Investment Return(b) ..............................       9.45%            48.83%         (28.21)%      (3.78)%      (8.89)%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .....       1.14%(d)(f)       1.11%(d)(f)     1.00%(d)     1.00%(d)     0.92%(d)
   Ratio of Net Investment Income (Loss) to Average Net
      Assets ............................................      (0.71)%           (0.59)%          0.19%        0.06%        1.25%
   Portfolio Turnover Rate ..............................     160.48%(g)        235.48%          45.03%       60.73%      189.57%
Net Assets End of Period (000s Omitted) .................   $228,001           $86,579         $50,327      $71,193      $70,031

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with Capital Guardian Trust Company during the period shown.
(d) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.35%, 1.21%, 1.04%, 1.02%, and 95%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(e) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(g)  Excludes merger activity.
(h)  Certain amounts in 2003 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                                          Market
                         Name of Issuer                         Shares    Value
                         --------------                        -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 2.4%
   Aeroflex, Inc. # * ......................................   225,400   $ 2,732
   Moog, Inc. - Cl. A * ....................................    59,050     2,678
                                                                         -------
                                                                           5,410

Airlines - 2.7%
   Airtran Holdings, Inc. # * ..............................   206,060     2,205
   Gol-Linhas Aereas Inteligentes SA - ADR # * .............   121,430     3,871
                                                                         -------
                                                                           6,076

Banks - 1.0%
   Amcore Financial, Inc. ..................................    73,530     2,366

Biotechnology - 5.5%
   Abgenix, Inc. # * .......................................   130,880     1,353
   Alkermes, Inc. # * ......................................   176,670     2,489
   Amylin Pharmaceuticals, Inc. # * ........................    73,900     1,726
   Encysive Pharmaceuticals, Inc. * ........................   115,390     1,146
   Exelixis, Inc. # * ......................................   168,327     1,599
   Human Genome Sciences, Inc. # * .........................   103,030     1,239
   ICOS Corp. # * ..........................................    57,430     1,624
   Neurocrine Biosciences, Inc. # * ........................    27,400     1,351
                                                                         -------
                                                                          12,527

Chemicals - 0.7%

   Hercules, Inc. # * ......................................   100,300     1,489
Commercial Services & Supplies - 4.4%
   Corporate Executive Board Co. # .........................    22,200     1,486
   CSG Systems International, Inc. # * .....................    82,340     1,540
   DiamondCluster, Inc. # * ................................    97,300     1,394
   Navigant Consulting, Inc. # * ...........................   109,500     2,913
   Strayer Education, Inc. # ...............................    25,090     2,754
                                                                         -------
                                                                          10,087

Communications Equipment - 4.7%
   AudioCodes, Ltd. * ......................................    97,740     1,623
   EFJ, Inc. * .............................................   164,130     1,584
   Kanbay International, Inc. * ............................    63,210     1,979
   Novatel Wireless, Inc. # * ..............................    67,650     1,311
   Polycom, Inc. # * .......................................   137,635     3,210
   Sierra Wireless, Inc. # * ...............................    62,050     1,097
                                                                         -------
                                                                          10,804

Computers & Peripherals - 1.0%
   SBS Technologies, Inc. * ................................   164,600     2,298

Construction & Engineering - 0.8%
   Washington Group International, Inc. * ..................    44,310     1,828

Construction Materials - 1.3%
   Eagle Materials, Inc. # .................................    35,220     3,041

Containers & Packaging - 0.5%
   Jarden Corp. # * ........................................    25,500     1,108

Diversified Financials - 4.5%
   Affiliated Managers Group, Inc. # * .....................    56,560     3,831
   IndyMac Bancorp, Inc. # .................................    68,390   $ 2,356
   Jackson Hewitt, Inc. # ..................................   157,780     3,984
                                                                         -------
                                                                          10,171

Diversified Telecommunication Services - 1.0%
   Spectrasite, Inc. * .....................................    38,450     2,226
Electrical Equipment - 1.5%
   Fuelcell Energy, Inc. # * ...............................    92,700       918
   Techtronic Industries, Ltd. - ADR .......................   234,940     2,561
                                                                         -------
                                                                           3,479

Food Products - 0.9%
   Peets Coffee & Tea, Inc. # * ............................    76,540     2,026

Health Care Equipment & Supplies - 1.4%
   Foxhollow Technologies, Inc. # * ........................     1,600        39
   Respironics, Inc. * .....................................    24,235     1,318
   Zoll Medical Corp. # * ..................................    54,300     1,868
                                                                         -------
                                                                           3,225

Health Care Providers & Services - 3.2%
   Advisory Co. # * ........................................    61,700     2,276
   Genesis Healthcare Corp. * ..............................    69,430     2,432
   Symbion, Inc. # * .......................................   118,570     2,618
                                                                         -------
                                                                           7,326

Hotels Restaurants & Leisure - 6.0%
   La Quinta Corp. - CTF 1 Cl. B # * .......................   383,240     3,484
   Landry's Seafood Restaurants, Inc. # ....................    56,750     1,649
   Mikohn Gaming Corp. * ...................................    88,100       900
   Rare Hospitality International, Inc. # * ................    79,650     2,538
   Red Robin Gourmet Burgers, Inc. # * .....................    55,790     2,983
   Vail Resorts # * ........................................    99,150     2,223
                                                                         -------
                                                                          13,777

Household Durables - 4.0%
   Fleetwood Enterprises, Inc. # * .........................   143,960     1,938
   Helen of Troy, Ltd. # * .................................    81,820     2,750
   Standard Pacific Corp. # ................................    50,910     3,265
   Tempur Pedic International, Inc. # * ....................    51,500     1,092
                                                                         -------
                                                                           9,045

Insurance - 2.6%
   American Equity Investment Life # .......................   145,060     1,562
   Arch Capital Group, Ltd. * ..............................    40,030     1,549
   Healthextras, Inc. # * ..................................    73,890     1,205
   Platinum Underwriters Holdings ..........................    54,010     1,680
                                                                         -------
                                                                           5,996

Internet & Catalog Retail - 1.0%
   Insight Enterprises, Inc. * .............................   107,530     2,207

Internet Software & Services - 2.2%
   F5 Networks, Inc. * .....................................    31,200     1,520
   Openwave Systems, Inc. # * ..............................   136,640     2,112

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP EMERGING GROWTH FUND

                                                                         Market
                   Name of Issuer                            Shares      Value
                   --------------                           --------   ---------
                                                                        (000's)
COMMON STOCK - Continued

Internet Software & Services - Continued
   Opsware, Inc. # * ....................................    200,400   $  1,471
                                                                       --------
                                                                          5,103
IT Consulting & Services - 0.9%
   NAVTEQ Corp. # * .....................................     41,990      1,947
Machinery - 1.3%
   ESCO Technologies, Inc. # * ..........................     39,080      2,995
Media - 1.5%
   Lions Gate Entertainment Corp. # * ...................    221,440      2,352
   Tivo, Inc. # * .......................................    174,800      1,026
                                                                       --------
                                                                          3,378
Metals & Mining - 3.3%
   Arch Coal, Inc. # ....................................     72,510      2,577
   Carpenter Technology Corp. # .........................     42,160      2,465
   GrafTech International, Ltd. # * .....................    261,360      2,472
                                                                       --------
                                                                          7,514
Oil & Gas - 4.0%
   Cabot Oil & Gas Corp. # ..............................     48,590      2,150
   OMI Corp. # ..........................................     57,380        967
   Patina Oil & Gas Corp. ...............................     54,020      2,026
   Range Resources Corp. # ..............................     87,850      1,797
   Whiting Petroleum Corp. * ............................     69,410      2,100
                                                                       --------
                                                                          9,040
Pharmaceuticals - 4.7%
   Atherogenics, Inc. # * ...............................     81,510      1,920
   Eyetech Pharmaceuticals, Inc. # * ....................     32,400      1,474
   Impax Laboratories, Inc. # * .........................    103,640      1,646
   Medicines Co. # * ....................................     94,700      2,727
   NPS Pharmaceuticals, Inc. # * ........................     73,120      1,337
   Salix Pharmaceuticals, Ltd. # * ......................     84,910      1,494
                                                                       --------
                                                                         10,598
Real Estate Operations - 1.8%
   CB Richard Ellis Group, Inc. - Cl. A * ...............    123,490      4,143
Road & Rail - 5.8%
   Arkansas Best Corp. ..................................     79,200      3,555
   Forward Air Corp. # * ................................     49,040      2,192
   Knight Transportation, Inc. # * ......................     71,450      1,772
   Sirva, Inc. * ........................................    167,680      3,223
   Yellow Roadway Corp. # * .............................     44,910      2,502
                                                                       --------
                                                                         13,244
Semiconductor Equipment & Products - 5.1%
   Fairchild Semiconductor Corp. - Cl. A # * ............    145,120      2,360
   MEMC Electronic Materials, Inc. # * ..................    320,800      4,250
   Microsemi Corp. # * ..................................    151,950      2,638
   Semtech Corp. # * ....................................    109,090      2,386
                                                                       --------
                                                                         11,634
Software - 6.2%
   Agile Software Corp. * ...............................    259,610   $  2,121
   Salesforce Common, Inc. # * ..........................    148,600      2,517
   Take Two Interactive Software # * ....................    114,840      3,995
   THQ, Inc. # * ........................................    149,390      3,427
   Verint Systems, Inc. * ...............................     58,950      2,142
                                                                       --------
                                                                         14,202
Specialty Retail - 3.2%
   AC Moore Arts & Crafts, Inc. # * .....................     91,620      2,639
   Electronics Boutique Holdings Corp. * ................     10,900        468
   Hot Topic, Inc. # * ..................................     85,380      1,468
   Men's Wearhouse, Inc. # * ............................     87,200      2,787
                                                                       --------
                                                                          7,362
Textiles & Apparel - 1.1%
   Quiksilver, Inc. * ...................................     81,470      2,427
Wireless Telecommunications Services - 5.9%
   American Tower Corp. - Cl. A * .......................    398,880      7,339
   Crown Castle International Corp. * ...................    371,490      6,182
                                                                       --------
                                                                         13,521
                                                                       --------
                                      TOTAL COMMON STOCK-
                                          (Cost $189,568)       98.1%   223,620

                                                               Par
                                                              Value
                                                            --------
                                                             (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 25.1%
   State Street Navigator Securities Lending
      Portfolio .........................................   $ 57,121     57,121

SHORT-TERM INVESTMENTS - 1.8%
   Investment in joint trading account
      2.29% due 01/03/05
      (Cost $4,201) .....................................      4,201      4,201
                                                            --------   --------
                                       TOTAL INVESTMENTS-
                                          (Cost $250,890)      125.0%   284,942
                     Payables, less cash and receivables-      (25.0)%  (56,941)
                                                            --------   --------
                                              NET ASSETS-      100.0%  $228,001
                                                            ========   ========

* Non-income producing security.
# At December 31, 2004 all or portion of this security was out on loan.

ADR-American Depository Receipt.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small Cap Emerging Growth Fund, (formerly John Hancock Small Cap Equity), (the "Fund" or "VST Small Cap Emerging Growth") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account
I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,506                   1.61%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned   Value of Collateral
--------------------------   -------------------
          $55,742                  $57,121

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had approximate net tax basis capital loss carryforwards, which may be applied against any net taxable gains, as follows: $1,071, $2,042, $26,139, $46,928, $10,248 and $7,993 which expire in
2006, 2007, 2008, 2009, 2010 and 2011, respectively.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                      Excess Over
First $100 Million   $100 Million
------------------   ------------
       1.05%             1.00%

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John
Hancock and JHVLICO were $211 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $75.

     John Hancock has entered into a Sub-Advisory Agreement with Wellington Management Company LLP, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHV LAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $268,720         $159,702

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $252,047       $37,868       $(4,973)         $32,895

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $--             $--           $94,421          $32,895

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004           $--                    $--                 $    --
2003            --                     --                  11,543

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE E--COMBINATION

     On October 15, 2004, the shareholders of the Fund (acquiring fund) approved the combination of the funds in the following table:

        Acquiring Fund               Target Fund
        --------------               -----------
VST Small Cap Emerging Growth   VST Small Cap Growth

     This combination provided for the transfer of substantially all of the assets and liabilities of the target fund to the acquiring fund in exchange solely for the fund shares of the acquiring fund. The acquisition was accounted for as a taxfree exchange as follows:

 Trust Shares                   Target Fund    Acquiring Fund       Acquiring Fund
   Issued by     Target Fund    Unrealized    Net Assets Prior   Aggregate Net Assets
Acquiring Fund    Net Assets   Appreciation    to Combination      After Combination
--------------   -----------   ------------   ----------------   --------------------
    17,269         $139,231       $8,409           $71,666             $210,897

NOTE F--OTHER MATTERS (UNAUDITED)

Section 30 and Rule 30d-1(b) under the Investment Company Act of 1940, as amended, requires registered management investment companies to furnish information relating to any matter submitted during the reporting period to a vote of Shareholders of the Trust.

John Hancock Variable Series Trust I solicited a vote at a special meeting of Contract owners/Policyholders held on October 15, 2004 on the following matter:

                                                         For   Against   Abstain
                                                         ---   -------   -------
To approve, as to the Small Cap Emerging Growth Fund,    92%      3%        5%
   a proposal to combine with the Small Cap Growth
   Fund of John Hancock Variable Series Trust I.
   Shareholders in the Small Cap Growth Fund would receive Small Cap Emerging Growth Fund shares having the same value as their prior Small Cap
   Growth Fund shares.

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

 REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Emerging Growth Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Emerging Growth Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Small Cap Value Fund
T. Rowe Price Associates, Inc.                                  Preston G. Athey
Wellington Management Company, LLP                        S. O'Brien/T.McCormack
--------------------------------------------------------------------------------

..    The Fund employs a multi-manager approach with two sub-advisers independently managing portions of the Fund and each using distinct investment strategies.

..    T. Rowe Price Associates, Inc. selects stocks using proprietary fundamental equity research and seeks companies with attractive valuation relative to industry peers and historical norms.

..    Wellington Management Company, LLP employs proprietary fundamental research to identify stocks having distinct value characteristics based on industry-specific valuation criteria.

Fund Commentary

Overall Performance: For the year 2004, the Small Cap Value Trust returned +25.45%, outperforming the +22.26% return of the Russell 2000 Value Index.

Wellington Management Company, LLP

Environment: In the Russell 2000 Value Index, the Energy and Materials sectors dominated returns for the first three quarters of 2004. Performance was broadly positive across all 10 sectors in the fourth quarter. The peak and subsequent decline in oil prices in late October, as well as the Presidential election, appear to have triggered the sharp year-end rally. The portfolio's strongest sectors relative to the Index were Consumer Discretionary and Health Care, driven by stock selection. The Industrials sector was the largest negative contributor to relative performance, since positive stock performance lagged that of the Index sector. Stock selection was responsible for the relative underperformance of the Information Technology and Consumer Staples sectors. The cash balance, which averaged 2.6% during the year, also detracted in a year of positive returns.

Outlook: We would agree with the consensus of strategists who believe that investor returns for the foreseeable future will be more dependent on individual stock selection rather than sector bets. Small cap value stocks are less likely to be up in the straight line fashion that we have seen over the past 18 months, thus providing an opportunity to build larger position sizes near our entry cost and thus focus the portfolio in somewhat fewer names.

T. Rowe Price Associates, Inc.

Environment: U.S. stock prices climbed higher in 2004. Throughout much of the year, equities struggled to make headway as economic growth moderated amid rising short-term interest rates, surging energy costs and a heated presidential campaign. Late in the year, however, stocks rallied as oil prices retreated from a late-October peak of $55 per barrel. Gains accelerated after the re-election of President Bush.

Holdings in nearly every sector of investment generated strong increases, led by Energy. Versus the Index, positions in the Industrials and Business Services and Financials sectors were the main contributors to performance. The portfolio's Consumer Staples and Energy exposures were less favorable.

Among Industrial and Business Services companies, stock selection was a source of relative strength, as was an overweight in the group. This sector is strongly leveraged to global economic growth, and many of the world's economies expanded in 2004. In the Financials sector, good stock selection helped drive the Trust's performance.

Consumer Staples detracted from relative performance due to stock selection. For example, the fund was overweight a natural foods grocery chain that was weak on news of higher-than-anticipated expenses. An overweight in Energy helped performance, but negative stock selection almost entirely offset this benefit.

Outlook: Given that we are near the upper end of historic relative valuation levels for small-cap stocks, we are cautious. We continue to find good risk/reward candidates among small-caps, although they are somewhat harder to come by than in previous years.

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Small Cap Value Fund
T. Rowe Price Associates, Inc.                                  Preston G. Athey
Wellington Management Company, LLP                       S. O'Brien/T. Mccormack
--------------------------------------------------------------------------------

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 8/31/99 (Fund Inception Date)

              Small Cap     Small Cap Value
             Value Fund   Fund Benchmark (1)
             ----------   ------------------
 8/31/1999     $10,000          $10,000
 9/30/1999       9,559            9,685
10/31/1999       9,441            9,695
11/30/1999       9,941            9,748
12/31/1999      10,507           10,080
 1/31/2000       9,755            9,661
 2/29/2000       9,774            9,828
 3/31/2000      11,917           10,552
 4/30/2000      12,264           10,547
 5/31/2000      12,274           10,528
 6/30/2000      12,413           10,488
 7/31/2000      12,367           10,716
 8/31/2000      13,855           11,277
 9/30/2000      13,470           11,210
10/31/2000      13,913           11,203
11/30/2000      12,934           11,061
12/31/2000      14,100           12,176
 1/31/2001      14,698           12,512
 2/28/2001      14,806           12,494
 3/31/2001      14,643           12,294
 4/30/2001      16,012           12,864
 5/31/2001      16,429           13,194
 6/30/2001      16,673           13,725
 7/31/2001      16,432           13,417
 8/31/2001      15,997           13,370
 9/30/2001      14,536           11,894
10/31/2001      15,073           12,205
11/30/2001      15,774           13,082
12/31/2001      16,792           13,883
 1/31/2002      17,149           14,067
 2/28/2002      17,408           14,153
 3/31/2002      18,658           15,213
 4/30/2002      19,407           15,749
 5/31/2002      18,595           15,227
 6/30/2002      18,040           14,891
 7/31/2002      15,629           12,678
 8/31/2002      15,697           12,622
 9/30/2002      14,827           11,721
10/31/2002      15,093           11,897
11/30/2002      15,954           12,846
12/31/2002      15,713           12,298
 1/31/2003      15,194           11,951
 2/28/2003      14,847           11,549
 3/31/2003      15,279           11,673
 4/30/2003      16,657           12,782
 5/31/2003      17,792           14,087
 6/30/2003      18,160           14,325
 7/31/2003      18,807           15,040
 8/31/2003      19,426           15,611
 9/30/2003      19,223           15,432
10/31/2003      20,409           16,689
11/30/2003      21,135           17,330
12/31/2003      21,679           17,958
 1/31/2004      22,246           18,579
 2/28/2004      22,728           18,940
 3/31/2004      23,159           19,201
 4/30/2004      22,394           18,208
 5/31/2004      22,612           18,429
 6/30/2004      23,839           19,365
 7/31/2004      23,000           18,474
 8/31/2004      23,012           18,655
 9/30/2004      24,023           19,394
10/31/2004      24,570           19,695
11/30/2004      26,575           21,443
12/31/2004      27,195           21,954

Value on 12/31/04:
------------------
$27,195 Small Cap Value Fund
$21,954 Small Cap Value Benchmark (1)

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
United Stationers, Inc.                                                  1.4%
O'Reilly Automotive, Inc.                                                1.4%
Belden CDT, Inc.                                                         1.4%
AptarGroup, Inc.                                                         1.3%
WCI Communities, Inc.                                                    1.2%
Genesee & Wyo., Inc.                                                     1.2%
Encore Acquisition Co.                                                   1.1%
Reinsurance Group of America                                             1.0%
Casey's General Stores, Inc.                                             1.0%
Scottish Annuity & Life                                                  1.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                      Small Cap
                                                        Small Cap    Value Fund
                                                       Value Fund   Benchmark/1/
                                                       ----------   ------------
1 Year                                                   25.45%        22.26%
3 Years                                                  17.43%        16.51%
5 Years                                                  20.95%        16.84%
Since Inception (8/31/99)                                20.60%        15.89%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN SECTOR CLASSIFICATIONS (as of December 31, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
Financials                                                              24.1%
Industrials                                                             23.1%
Consumer Discretionary                                                  19.9%
Materials                                                                7.6%
Energy                                                                   6.7%
Information Technology                                                   5.2%
Utilities                                                                5.1%
Health Care                                                              4.4%
Consumer Staples                                                         3.9%
--------------------------------------------------------------------------------

* Total returns are for the period ended June 30, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Small-company investing entails special risks as outlined in the prospectus. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expense and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.
/1/ The Small Cap Value Fund benchmark represents the Russell 2500(TM) Value Index from September 1999 to December 2000 and the Russell 2000(R) Value Index January 2001-present.

                                                      Inception: August 31, 1999
--------------------------------------------------------------------------------
Small Cap Value Fund
T. Rowe Price Associates, Inc.                                  Preston G. Athey
Wellington Management Company, LLP                       S. O'Brien/T. McCormack
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Small Cap Value Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,140.80
Expense paid per $1,000*                                               $    5.65

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,019.86
Expense paid per $1,000*                                               $    5.33

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Small Cap Value Fund
(000's Omitted)

ASSETS
Long term investments at cost (including $28,720 of securities loaned
   (Note B)) ........................................................   $176,038
Net unrealized appreciation of investments ..........................     65,503
Short-term investments at value .....................................     35,064
                                                                        --------
      Total investments .............................................    276,605
Receivable for:
   Dividends ........................................................        408
                                                                        --------
Total assets ........................................................    277,013
                                                                        --------
LIABILITIES
Payables for:
   Investments purchased ............................................        504
   Fund shares purchased ............................................        224
   Collateral for securities on loan ................................     29,536
   Accrued operating expenses .......................................         82
                                                                        --------
Total liabilities ...................................................     30,346
                                                                        --------
Net assets ..........................................................   $246,667
                                                                        ========
Shares outstanding, $0.01 Par Value (unlimited shares authorized)....     12,700
                                                                        --------
Net asset value per share ...........................................   $  19.42
                                                                        ========
Composition of net assets:
   Capital paid-in ..................................................   $177,844
   Accumulated net realized gain on investments .....................      3,320
   Net unrealized appreciation of investments .......................     65,503
                                                                        --------
Net assets ..........................................................   $246,667
                                                                        ========

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Small Cap Value Fund
(000's Omitted)

INVESTMENT INCOME
   Interest .........................................................   $    60
   Dividends ........................................................     4,399
   Securities lending ...............................................        52
                                                                        -------
Total investment income .............................................     4,511
                                                                        -------

EXPENSES
   Investment advisory fee ..........................................     2,001
   Auditors fees ....................................................        51
   Custodian fees ...................................................        88
   Legal fees .......................................................        31
   Printing & mailing fees ..........................................        31
   Trustees' fees ...................................................         6
   Other fees .......................................................         8
                                                                        -------
Total expenses ......................................................     2,216
   Less expenses reimbursed .........................................        (5)
   Less custodian expense reduction offset by
      commission recapture arrangement (Note C) .....................       (29)
                                                                        -------
Net expenses ........................................................     2,182
                                                                        -------
Net investment income ...............................................     2,329
                                                                        -------

REALIZED AND UNREALIZED GAIN
   Net realized gain on investments .................................    16,658
   Change in unrealized appreciation on investments .................    30,386
                                                                        -------
Net realized and unrealized gain ....................................    47,044
                                                                        -------
Net increase in net assets resulting from operations ................   $49,373
                                                                        =======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Small Cap Value Fund
(000's Omitted)

                                                                  Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                     2004           2003
                                                                 ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income .....................................     $  2,329       $    978
   Net realized gain .........................................       16,658          7,581
   Change in net unrealized appreciation .....................       30,386         39,529
                                                                   --------       --------
      Net increase in net assets resulting from operations ...       49,373         48,088
Distributions to shareholders from:
   Net investment income .....................................       (1,925)          (980)
   Realized gains ............................................      (13,807)        (7,128)
                                                                   --------       --------
      Decrease in net assets resulting from distributions ....      (15,732)        (8,108)
From fund share transactions:
   Proceeds from shares sold .................................       69,246         59,731
   Distributions reinvested ..................................       15,732          8,108
   Payment for shares redeemed ...............................      (61,725)       (38,116)
                                                                   --------       --------
      Increase in net assets from fund share transactions ....       23,253         29,723
                                                                   --------       --------
NET INCREASE IN NET ASSETS ...................................       56,894         69,703

NET ASSETS
   Beginning of Period .......................................      189,773        120,070
                                                                   --------       --------
   End of Period (including undistributed net investment
      income of $0 and $0, respectively) .....................     $246,667       $189,773
                                                                   ========       ========
Analysis of fund share transactions:
   Sold ......................................................        3,891          4,095
   Reinvested ................................................          820            495
   Redeemed ..................................................       (3,474)        (2,697)
                                                                   --------       --------
Net increase in fund shares outstanding ......................        1,237          1,893
                                                                   ========       ========

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                         Small Cap Value Fund
                                                ---------------------------------------------------------------------
                                                                       Year Ended December 31,
                                                ---------------------------------------------------------------------
                                                  2004             2003           2002(d)(g)     2001(c)        2000
                                                --------         --------         ----------    --------      -------
Net Assets Value at Beginning of Period .....   $  16.56         $  12.55         $  13.76      $  11.70      $ 10.13
Income from Investment Operations:
   Net Investment Income ....................       0.19             0.09             0.08          0.09         0.01
   Net Realized and Unrealized Gain (Loss) on
      Investment(a) .........................       3.99             4.66            (0.96)         2.14         3.37
                                                --------         --------         --------      --------      -------
   Total From Investment Operations .........       4.18             4.75            (0.88)         2.23         3.38
Less Distributions:
   Distribution from Net Investment Income ..      (0.16)           (0.09)           (0.09)        (0.09)       (0.01)
   Distribution from Net Realized Gains on
      Investments ...........................      (1.16)           (0.65)           (0.11)        (0.08)       (1.80)
   Distributions from Capital Paid-In .......                                        (0.13)
                                                --------         --------         --------      --------      -------
   Total Distributions ......................      (1.32)           (0.74)           (0.33)        (0.17)       (1.81)
                                                --------         --------         --------      --------      -------
Net Assets Value at End of Period ...........   $  19.42         $  16.56         $  12.55      $  13.76      $ 11.70
                                                ========         ========         ========      ========      =======
Total Investment Return(b) ..................      25.45%           37.97%           (6.43)%       19.10%       34.19%
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net
      Assets ................................       1.05%(e)(f)      1.05%(e)(f)      1.04%(e)      1.05%(e)     1.05%(e)
   Ratio of Net Investment Income to Average
      Net Assets ............................       1.11%            0.67%            0.62%         0.87%        0.13%
   Portfolio Turnover Rate ..................      32.61%           29.95%           41.46%        60.36%      220.80%
Net Assets End of Period (000s Omitted) .....   $246,667         $189,773         $120,070      $103,224      $29,436

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c) The Fund entered into a new sub-advisory agreement with T. Rowe Price Associates, Inc. during the period shown.
(d) The fund entered into a new sub-advisory agreement with Wellington Management Company during the period shown.
(e) Expense ratio is net of expense reimbursements. Had such reimbursements not been made the expense ratio would have been 1.06%, 1.06%, 1.04%, 1.08%, and 1.29%, for the years ended December 31, 2004, 2003, 2002, 2001, and 2000, respectively.
(f) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
(g)  Certain amounts in 2002 have been reclassified to permit comparison.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK

Aerospace & Defense - 0.8%
   Curtiss Wright Corp. - Cl. B ............................    25,600   $ 1,440
   EDO Corp. ...............................................    18,600       591
                                                                         -------
                                                                           2,031
Air Freight & Couriers - 1.2%
   Hub Group Inc. - Cl. A * ................................    25,400     1,326
   United Technologies Worldwide, Inc. # ...................    23,000     1,565
                                                                         -------
                                                                           2,891
Airlines - 0.8%
   Airtran Holdings, Inc. # * ..............................    99,800     1,068
   Frontier Airlines, Inc. # * .............................    91,900     1,048
                                                                         -------
                                                                           2,116
Auto Components - 1.2%
   Keystone Automotive Industries, Inc. * ..................    34,200       795
   Modine Manufacturing Co. ................................    39,800     1,344
   Spartan Motors, Inc. ....................................    66,000       788
                                                                         -------
                                                                           2,927
Banks - 5.0%
   Amcore Financial, Inc. ..................................    29,800       959
   Century Bancorp, Inc. - Cl. A ...........................    20,000       590
   East West Bancorp, Inc. .................................    45,900     1,926
   First Midwest Bancorp, Inc. .............................    26,900       976
   First Republic Bank # ...................................    41,000     2,173
   MB Financial, Inc. ......................................       500        21
   NetBank, Inc. # .........................................    54,000       562
   New Alliance Bancshares, Inc. ...........................    88,700     1,357
   Silicon Valley Bancshares # * ...........................    44,900     2,012
   Texas Regional Bancshares, Inc. .........................    52,800     1,726
                                                                         -------
                                                                          12,302
Beverages - 0.2%
   Coca Cola Bottling Co. ..................................    10,900       622

Biotechnology - 0.2%
   Diversa Corp. # * .......................................    53,700       469

Building Products - 1.5%
   Gibraltar Industries, Inc. # ............................    52,800     1,247
   Insituform Technologies, Inc. - Cl. A * .................    48,900     1,109
   Simpson Manufacturing, Inc. .............................    37,800     1,319
                                                                         -------
                                                                           3,675
Chemicals - 1.7%
   Airgas, Inc. ............................................    48,000     1,273
   Arch Chemicals, Inc. ....................................    35,100     1,010
   MacDermid, Inc. .........................................    17,600       635
   Material Sciences Corp. * ...............................    45,900       826
   Symyx Technologies, Inc. # * ............................    13,700       412
                                                                         -------
                                                                           4,156
Commercial Services & Supplies - 5.3%
   Casella Waste Systems, Inc. - Cl. A * ...................    74,700     1,094
   Centerplate, Inc. .......................................    39,100       517
   Electro Rent Corp .......................................    85,000   $ 1,210
   G & K Services, Inc. - Cl. A ............................    31,900     1,385
   Healthcare Services Group, Inc. .........................    51,790     1,079
   Icon Public, Ltd. * .....................................    12,300       475
   Landauer, Inc ...........................................    15,900       727
   Macquarie Infrastructure Co. # * ........................    18,000       528
   McGrath Rent Corp. ......................................    36,700     1,601
   Nam Tai Electronics # ...................................    27,500       529
   United Stationers, Inc. * ...............................    71,200     3,290
   Waste Connections, Inc. * ...............................    15,600       534
                                                                         -------
                                                                          12,969
Commingled Fund - 0.5%
   First Financial Fund, Inc. # ............................    53,000     1,138

Communications Equipment - 0.8%
   Black Box Corp. .........................................    20,600       989
   Catapult Communications Corp. * .........................    39,100       945
                                                                         -------
                                                                           1,934
Computers & Peripherals - 1.0%
   Electronics for Imaging, Inc. * .........................    54,200       943
   Intergraph Corp. # * ....................................    31,900       859
   SBS Technologies, Inc. * ................................    48,900       683
                                                                         -------
                                                                           2,485
Construction & Engineering - 0.1%
   Bowne & Co., Inc. # .....................................    13,800       224

Construction Materials - 0.9%
   Ameron International Corp. ..............................    22,800       864
   Florida Rock Industries, Inc. ...........................    24,000     1,429
                                                                         -------
                                                                           2,293
Containers & Packaging - 1.5%
   AptarGroup, Inc. ........................................    58,700     3,098
   Myers Industries, Inc. ..................................    49,170       630
                                                                         -------
                                                                           3,728
Diversified Financials - 2.7%
   Allied Capital Corp. # ..................................    60,600     1,566
   American Capital Strategies, Ltd. # .....................    62,800     2,094
   Assured Guaranty, Ltd. ..................................   119,300     2,347
   Financial Federal Corp. # * .............................    14,400       564
                                                                         -------
                                                                           6,571
Electric Utilities - 2.8%
   Black Hills Corp. # .....................................    56,300     1,727
   Cleco Corp. .............................................    57,000     1,155
   El Paso Electric Co. * ..................................    82,000     1,553
   Otter Tail Power Co. # ..................................    20,200       516
   PNM Resources, Inc. .....................................    82,000     2,074
                                                                         -------
                                                                           7,025
Electrical Equipment - 4.2%
   Acuity Brands, Inc. .....................................    43,600     1,386

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                          Market
                       Name of Issuer                           Shares    Value
                       --------------                          -------   -------
                                                                         (000's)
COMMON STOCK - Continued

Electrical Equipment - Continued
   Belden CDT, Inc. # ......................................   141,449   $ 3,282
   C&D Technologies, Inc. ..................................    36,300       618
   Deswell Industries, Inc. # ..............................    60,100     1,486
   Franklin Electric Co., Inc. .............................    26,900     1,137
   The Genlyte Corp. * .....................................    18,200     1,559
   Woodward Governor Co. ...................................    12,200       874
                                                                         -------
                                                                          10,342
Electronic Equipment & Instruments - 1.1%
   Analogic Corp. ..........................................     9,200       412
   Exar Corp. * ............................................    34,200       485
   Littelfuse, Inc. * ......................................    25,400       868
   Methode Electronics, Inc. - Cl. A .......................    31,900       410
   Technitrol, Inc. * ......................................    33,100       602
                                                                         -------
                                                                           2,777
Energy Equipment & Services - 1.4%
   Atwood Oceanics, Inc. * .................................     8,800       459
   Carbo Ceramics, Inc. ....................................     5,600       387
   Lone Star Technologies, Inc. * ..........................    44,000     1,472
   Tetra Technologies, Inc. * ..............................    23,500       665
   West Hampshire Energy Services, Inc. * ..................    20,500       458
                                                                         -------
                                                                           3,441
Food & Drug Retailing - 1.3%
   Casey's General Stores, Inc. ............................   136,300     2,474
   Nash Finch Co. # ........................................    11,700       442
   Wild Oats Markets, Inc. # * .............................    27,400       241
                                                                         -------
                                                                           3,157
Food Products - 0.6%
   John B Sanfilippo & Son, Inc. * .........................    31,000       799
   Sensient Technologies Corp. # ...........................    27,600       662
                                                                         -------
                                                                           1,461
Gas Utilities - 1.4%
   Atmos Energy Corp. ......................................    33,400       914
   New Jersey Resources Corp. ..............................    23,700     1,027
   NorthWestern Corp. * ....................................    23,600       661
   WGL Holdings, Inc. ......................................    29,000       894
                                                                         -------
                                                                           3,496
Health Care Equipment & Supplies - 1.3%
   Arrow International, Inc. ...............................    17,400       539
   Diagnostic Products Corp. ...............................    26,200     1,442
   PolyMedica Corp. ........................................    34,700     1,294
                                                                         -------
                                                                           3,275
Health Care Providers & Services - 2.8%
   Amerigroup Corp. * ......................................    12,500       946
   Amsurg Corp. # * ........................................    45,749     1,351
   Capital Senior Living Corp. * ...........................   127,000       719
   Corvel Corp. * ..........................................    19,600       525
   Maximus, Inc. * .........................................    51,900     1,615
   Owens & Minor, Inc. .....................................    60,000   $ 1,690
                                                                         -------
                                                                           6,846
Hotels Restaurants & Leisure - 2.5%
   CEC Entertainment, Inc. * ...............................    19,350       773
   Interstate Hotels & Resorts * ...........................   137,500       737
   Rare Hospitality International, Inc. * ..................    35,700     1,137
   Ruby Tuesday, Inc. ......................................    87,800     2,290
   Sonic Corp. * ...........................................    21,100       644
   The Steak and Shake Co. * ...............................    24,400       490
                                                                         -------
                                                                           6,071
Household Durables - 3.9%
   CSS Industries, Inc. ....................................    31,900     1,013
   Mathews International Corp. .............................    30,300     1,115
   Meritage Corp. # * ......................................     6,800       767
   Skyline Corp. ...........................................    25,900     1,057
   Stanley Furniture Co., Inc. .............................    25,000     1,124
   WCI Communities, Inc. # * ...............................    98,000     2,881
   Yankee Candle, Inc. * ...................................    52,300     1,735
                                                                         -------
                                                                           9,692
Industrial Conglomerates - 0.6%
   Carlisle Cos., Inc. .....................................    24,400     1,584
Insurance - 7.8%
   Delphi Financial Group, Inc. - Cl. A ....................    35,950     1,659
   IPC Holdings, Ltd. ......................................    39,100     1,701
   Markel Corp. * ..........................................     2,600       946
   Max Re Capital, Ltd. ....................................    68,400     1,459
   Platinum Underwriters Holdings ..........................    53,300     1,658
   Proassurance Corp. * ....................................    50,000     1,956
   Reinsurance Group of America ............................    52,200     2,529
   Scottish Re Group, Ltd. # ...............................    93,200     2,414
   The Midland Co. .........................................    48,300     1,510
   Triad Guaranty, Inc. * ..................................    23,600     1,427
   Universal American Financial Corp. * ....................   122,400     1,894
                                                                         -------
                                                                          19,153
Internet Software & Services - 0.3%
   Websense, Inc. * ........................................    14,700       746

Leisure Equipment & Products - 0.4%
   SCP Pool Corp. ..........................................    34,200     1,091

Machinery - 4.7%
   Albany International Corp. - Cl. A ......................    55,400     1,948
   IDEX Corp. ..............................................    35,200     1,426
   JLG Industries, Inc. ....................................    74,800     1,468
   Kadant, Inc. * ..........................................    63,800     1,308
   Nordson Corp. ...........................................    34,000     1,362
   Quixote Corp. # .........................................    48,000       976
   Thomas Industries, Inc. .................................    43,000     1,716
   Wolverine Tube, Inc. * ..................................   103,300     1,334
                                                                         -------
                                                                          11,538

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                         Market
                       Name of Issuer                          Shares    Value
                       --------------                          ------   -------
                                                                        (000's)
COMMON STOCK - Continued

Marine - 0.5%
   Kirby Corp. * ...........................................   26,400   $ 1,172

Media - 2.1%
   Advo, Inc. ..............................................   44,200     1,576
   Courier Corp. # .........................................   37,100     1,926
   Journal Register Co. * ..................................   50,000       966
   Saga Communications, Inc. - Cl. A * .....................   43,000       725
                                                                        -------
                                                                          5,193
Metals & Mining - 1.8%
   Aber Diamond Corp. * ....................................   17,400       614
   Carpenter Technology Corp. ..............................   40,000     2,338
   Meridian Gold, Inc. * ...................................   40,100       761
   Mueller Industries, Inc. ................................   24,400       786
                                                                        -------
                                                                          4,499
Multi-Utilities - 0.7%
   Vectren Corp. ...........................................   29,000       777
   Weststar Energy, Inc. ...................................   39,100       894
                                                                        -------
                                                                          1,671
Multiline Retail - 0.6%
   Stein Mart, Inc. * ......................................   83,100     1,418
Oil & Gas - 5.1%
   Encore Acquisition Co. * ................................   73,000     2,548
   Forest Oil Corp. * ......................................   50,500     1,602
   Magnum Hunter Resources, Inc. * .........................   99,600     1,285
   Penn Virginia Corp. .....................................   29,000     1,177
   Plains Exploration & Production Co. * ...................   75,400     1,960
   Todco - Cl. A * .........................................   88,400     1,628
   Vintage Petroleum, Inc. .................................   57,100     1,296
   Whiting Petroleum Corp. # * .............................   38,100     1,152
                                                                        -------
                                                                         12,648
Paper & Forest Products - 1.5%
   Chesapeake Corp. ........................................   18,400       500
   Deltic Timber Corp. .....................................   21,500       913
   Potlatch Corp. ..........................................   32,100     1,623
   Wausau-Mosinee Paper Corp. ..............................   40,300       720
                                                                        -------
                                                                          3,756
Personal Products - 0.6%
   NBTY, Inc. * ............................................   65,800     1,580

Real Estate Investment Trust - 7.7%
   Acadia Realty Trust .....................................   55,100       898
   Bedford Property Investors, Inc. # ......................   48,600     1,381
   East Group Properties, Inc. .............................   33,700     1,291
   Gables Residential Trust # ..............................   32,300     1,156
   Getty Realty Corp. ......................................   22,200       638
   Glenborough Realty Trust, Inc. ..........................   22,800       485
   Innkeepers USA Trust ....................................   99,100     1,407
   Kilroy Realty Corp. .....................................   45,800     1,958
   LaSalle Hotel Properties * ..............................   48,300     1,537
   Maguire Properties, Inc. ................................   21,900       601
   PS Business Parks, Inc. .................................   18,900   $   853
   RAIT Investment Trust ...................................   26,600       744
   Realty Income Corp. # ...................................   25,600     1,295
   Strategic Hotel Capital, Inc. ...........................   21,900       361
   Sun Communities, Inc. ...................................   30,500     1,228
   United Store IT Trust * .................................   62,900     1,091
   Ventas, Inc. ............................................   30,900       847
   Washington Real Estate Investment Trust .................   39,200     1,328
                                                                        -------
                                                                         19,099
Road & Rail - 3.4%
   Dollar Thrifty Automotive Group, Inc. * .................   29,300       885
   Genesee & Wyo., Inc. - Cl. A * ..........................   99,750     2,806
   Landstar Systems, Inc. * ................................   24,400     1,797
   Overnite Corp. ..........................................   45,400     1,690
   USF Corp. ...............................................   29,400     1,116
                                                                        -------
                                                                          8,294
Semiconductor Equipment & Products - 1.3%
   Helix Technology Corp. # ................................   44,000       765
   MPS Group, Inc. * .......................................   94,800     1,162
   Mykrolis Corp. * ........................................   52,000       737
   Pericom Semiconductor Corp. * ...........................   50,400       476
                                                                        -------
                                                                          3,140
Software - 0.6%
   Progress Software Corp. * ...............................   36,200       845
   SPSS, Inc. * ............................................   38,200       598
                                                                        -------
                                                                          1,443
Specialty Retail - 7.8%
   Aaron Rents, Inc. - Cl. B ...............................   76,000     1,900
   Building Materials Holdings Corp. - Sr. Notes # .........   58,600     2,244
   Cato Corp. - Cl. A ......................................   63,000     1,816
   Gildan Activewear, Inc. - Cl. A .........................   53,100     1,805
   Hancock Fabrics, Inc. # .................................   50,000       518
   Haverty Furniture Co., Inc. .............................   70,600     1,306
   Hibbett Sporting Goods, Inc. * ..........................   87,100     2,318
   O'Reilly Automotive, Inc. # * ...........................   72,900     3,284
   Shoe Carnival, Inc. # * .................................   57,500       747
   Stage Stores, Inc. * ....................................   40,800     1,694
   TBC Corp. * .............................................   56,500     1,571
                                                                        -------
                                                                         19,203
Textiles & Apparel - 0.5%
   Culp, Inc. * ............................................   32,900       223
   Cutter & Buck, Inc. .....................................   62,000       903
                                                                        -------
                                                                          1,126
Tobacco - 1.2%
   Standard Commercial Corp. # .............................   50,000       973

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

                                                                         Market
                      Name of Issuer                         Shares      Value
                      --------------                         ------    ---------
                                                                        (000's)
COMMON STOCK - Continued
   Tobacco - Continued
      Universal Corp. ....................................   43,900    $  2,100
                                                                       --------
                                                                          3,073
                                                                       --------
                                       TOTAL COMMON STOCK-
                                           (Cost $176,038)     97.9%    241,541

                                                               Par
                                                              Value
                                                             -------
                                                             (000's)
INVESTMENT COMPANIES HELD AS COLLATERAL ON LOANED
SECURITIES - 12.0%
   State Street Navigator Securities Lending Portfolio ...   29,536      29,536

SHORT-TERM INVESTMENTS - 2.2%
   Investment in joint trading account 2.29% due 01/03/05
      (Cost $5,528) ......................................    5,528       5,528
                                                             ------    --------
                                        TOTAL INVESTMENTS-
                                           (Cost $211,102)    112.1%    276,605
                      Payables, less cash and receivables-    (12.1)%   (29,938)
                                                             ------    --------
                                               NET ASSETS-    100.0%   $246,667
                                                             ======    ========

*    Non-income producing security.
#    At December 31, 2004 all or portion of this security was out on loan.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Small Cap Value Fund (the "Fund") is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account
I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Common stocks and other such securities traded on national exchanges are normally valued on the basis of closing prices. Securities traded in the over-the-counter market and securities with no sales on the day of valuation are normally valued at their last available bid price.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian, and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations.

     The Fund had borrowings under the line of credit during the year ended December 31, 2004 as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

 Average Daily Loan Balance
During the Period for which   Weighted Average
   Loans were Outstanding       Interest Rate    Interest Expense
---------------------------   ----------------   ----------------
           $1,259                   1.67%               $2

     Securities lending: The Fund has entered into an agreement with SSBT to lend its securities to certain qualified brokers who pay the Fund's negotiated lender fees. This loan is collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Cash collateral is invested in a short-term instrument. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2004, the market value of the securities loaned and the market value of the collateral for the Fund was as follows:

Value of Securities Loaned    Value of Collateral
--------------------------    -------------------
          $28,720                   $29,536

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date. At December 31, 2004, the Fund had no open forward foreign currency contracts.

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred no net realized capital losses.

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 11, 2004, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the rate of 0.95% on an annual basis of the Fund's net assets.

     In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John
Hancock and JHVLICO were $5 to the Fund.

     The Fund entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. The impact of this arrangement was a reduction in expenses of $29.

     John Hancock has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. and Wellington Management Company, LLP, each of which under John Hancock's supervision, are responsible for a portion of the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
 $77,326           $67,497

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, commercial paper and collateral for securities lending) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
 $211,004       $67,272       $(1,671)         $65,601

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $518           $2,704           $--            $65,601

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year    Ordinary Income     Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $5,004                 $10,728                 $--
2003          2,961                   5,147                  --

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Small Cap Value Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Small Cap Value Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

                                                          Inception: May 1, 2003
--------------------------------------------------------------------------------
Total Return Bond Fund
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

..    The manager uses proprietary research, economic analysis and quantitative tools seeking to add value across all key decisions (duration, sector, security and derivatives) and opportunistically invests broadly across key fixed income sectors including high yield and non-U.S. sectors.

Fund Commentary

Performance: For the year 2004, the Total Return Fund returned +4.91%, outperforming the +4.34% return of the Lehman Brothers Aggregate Bond Index.

Environment: For the year, bonds displayed unexpected growth, as all fixed income sectors showed gains. The yield on the 10-year Treasury note fell by 0.03 percentage points, to 4.22% at year end. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34% for the year despite several major headwinds. These included expanding U.S. fiscal deficits, a falling U.S. dollar and market perceptions as the year began that interest rates were bound to rise from levels near historic lows.

Besides these headwinds, fixed income markets had to weather a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 1.25 percentage points. The latest move came on December 14, when the Fed hiked rates by one-quarter percentage point to 2.25%. Despite this tightening cycle, bond investors were encouraged by statements from the Fed that it would continue to move at a measured pace. Investors also understood that rates were lifted from unusually low levels.

Outlook: Global growth should slow this year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar should create inflationary pressure, but lingering overcapacity worldwide may limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury should range between 4 and 4.5%, with the risk of a
0.25 percentage point breakout on the high side. We should remain defensive and look for value in an environment where interest rates are low and core bond sectors have continued to strengthen. Tactical flexibility will be critical in this setting, such as shifting between U.S. and non-U.S. bonds or between market sub-sectors within the U.S.

                                     [CHART]

                                   Line chart

                             Historical Fund Return

$10,000 Investment made 4/30/03 (Fund Inception Date)

         Total Return      Lehman Brothers
             Bond       Aggregate Bond Index
         ------------   --------------------
Apr-03      $10,000            $10,000
May-03       10,200             10,186
Jun-03       10,165             10,166
Jul-03        9,823              9,824
Aug-03        9,898              9,889
Sep-03       10,161             10,151
Oct-03       10,084             10,057
Nov-03       10,102             10,081
Dec-03       10,199             10,184
Jan-04       10,266             10,265
Feb-04       10,369             10,376
Mar-04       10,466             10,454
Apr-04       10,219             10,182
May-04       10,187             10,141
Jun-04       10,222             10,199
Jul-04       10,321             10,300
Aug-04       10,500             10,497
Sep-04       10,513             10,525
Oct-04       10,589             10,613
Nov-04       10,587             10,528
Dec-04       10,699             10,625

Value on 12/31/04:
------------------
$10,699 Total Return Bond
$10,625 Lehman Brothers Aggregate Bond Index

--------------------------------------------------------------------------------
TOP TEN HOLDINGS (as of June 30, 2004)

                                                                         % of
                                                                     Investments
                                                                     -----------
U.S. Treasury                                                           17.8%
Federal Home Loan Mortgage Corp.                                        15.0%
Government National Mortgage Assoc.                                     10.1%
Bear Steams                                                              8.9%
CWMBS, Inc.                                                              7.6%
Federal National Mortgage Assoc.                                         6.2%
Bank America Funding Corp.                                               2.8%
Small Business Administration                                            2.8%
Credit Suisse First Boston                                               1.8%
NAAC Reperforming Loan Remic Trust                                       1.6%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*

                                                                 Lehman Brothers
                                                  Total Return      Aggregate
                                                    Bond Fund       Bond Index
                                                  ------------   ---------------
1 Year                                                4.91%           4.34%
Since Inception (5/1/03)                              4.12%           3.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND COMPOSITION (as of December 31, 2004)

                                                                           % of
Credit Quality                                                            Assets
--------------                                                            ------
Government                                                                47.53%
AAA                                                                       32.26%
AA                                                                         8.40%
A                                                                          1.09%
BBB                                                                        8.68%
BB                                                                         1.94%
B                                                                          0.76%
Not rated                                                                 -0.65%

Weighted Average Yield                                                     4.17%
--------------------------------------------------------------------------------

* Total returns are for the period ended December 31, 2004. Returns represent past performance, assume reinvestment of all distributions and are not indicative of future performance. Investment returns and principal value of fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance of the fund on this page is reported net of Trust level charges (i.e. investment management fees and operating expenses). It does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product prospectus. Performance would be lower if expenses and charges of the separate accounts and products were reflected.

                                                          Inception: May 1, 2003
--------------------------------------------------------------------------------
Total Return Bond Fund
Pacific Investment Management Company LLC                       William H. Gross
--------------------------------------------------------------------------------

UNDERSTANDING YOUR FUND'S EXPENSES

As a Total Return Bond Fund shareholder, you pay ongoing expenses, such as management fees; distribution fees (12b-1); and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table for each Fund shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be at the close of the period, assuming actual fund returns and expenses. To estimate the expenses that you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Series.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Returns
-------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,046.70
Expense paid per $1,000*                                               $    4.25

Hypothetical 5% Fund Returns
----------------------------
Beginning account value 7/1/2004                                       $1,000.00
Ending account value 12/31/2004                                        $1,020.99
Expense paid per $1,000*                                               $    4.19

* Expenses are equal to the Fund's annualized expense ratio for each Series, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

STATEMENT OF ASSETS AND LIABILITIES
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
Total Return Bond Fund
(000's Omitted)

ASSETS
Long term investments at cost .......................................   $51,453
Net unrealized appreciation of investments ..........................       389
Short-term investments at value .....................................     6,976
                                                                        -------
   Total investments ................................................    58,818

Cash ................................................................       193
Foreign currency at value (cost $10) ................................        10
Receivable for:
   Investments sold .................................................     4,323
   Fund shares sold .................................................         3
   Interest .........................................................       408
   Unrealized appreciation in forward currency contracts ............        49
   Net receivable for swap contracts ................................        21
                                                                        -------
Total assets ........................................................    63,825
                                                                        -------

LIABILITIES
Payables for:
   Investments purchased ............................................     4,798
   Accrued operating expenses .......................................         2
   Unrealized depreciation in forward currency contracts ............        12
                                                                        -------
Total liabilities ...................................................     4,812
                                                                        -------
Net assets ..........................................................   $59,013
                                                                        =======
Shares outstanding, $0.01 Par Value (unlimited shares
   authorized) ......................................................     5,816
                                                                        -------
Net asset value per share ...........................................   $ 10.15
                                                                        =======
Composition of net assets:
   Capital paid-in ..................................................   $58,414
      Accumulated net realized gain on investments, swaps, options
      and foreign currency transactions .............................       202
   Distributions in excess of net investment income .................       (50)
   Net unrealized appreciation of:
      Investments ...................................................       389
      Swap contracts ................................................        21
      Translation of assets and liabilities in foreign
         currencies .................................................        37
                                                                        -------
Net assets ..........................................................   $59,013
                                                                        =======

STATEMENT OF OPERATIONS
JOHN HANCOCK VARIABLE SERIES TRUST I

For the Year Ended December 31, 2004
--------------------------------------------------------------------------------
Total Return Bond Fund
(000's Omitted)

INVESTMENT INCOME
   Interest ..........................................................   $1,633

EXPENSES
   Investment advisory fee ...........................................      356
   Auditors fees .....................................................        5
   Custodian fees ....................................................       37
   Legal fees ........................................................        6
   Printing & mailing fees ...........................................        7
   Trustees'fees .....................................................        1
   Other fees ........................................................        1
                                                                         ------
Total expenses .......................................................      413
   Less expenses reimbursed ..........................................       (9)
                                                                         ------
Net expenses .........................................................      404
                                                                         ------
Net investment income ................................................    1,229
                                                                         ------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
      Investments and swaps ..........................................    1,320
      Foreign currency transactions ..................................     (450)
      Options ........................................................       77
   Change in unrealized appreciation (depreciation) on:
      Investments ....................................................      136
      Written options ................................................       (3)
      Swap contracts .................................................       52
      Translation of assets and liabilities in foreign currencies ....      113
                                                                         ------
Net realized and unrealized gain .....................................    1,245
                                                                         ------
Net increase in net assets resulting from operations .................   $2,474
                                                                         ======

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Total Return Bond Fund
(000's Omitted)

                                                                                            Period from
                                                                            Year Ended    May 1, 2003 (*)
                                                                           December 31,   to December 31,
                                                                               2004             2003
                                                                           ------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
From operations
   Net investment income ...............................................      $ 1,229         $   404
   Net realized gain ...................................................          947             142
   Change in net unrealized appreciation ...............................          298             149
                                                                              -------         -------
      Net increase in net assets resulting from operations .............        2,474             695
Distributions to shareholders from:
   Net investment income ...............................................       (1,287)           (400)
   Realized gains ......................................................         (710)           (173)
                                                                              -------         -------
      Decrease in net assets resulting from distributions ..............       (1,997)           (573)
From fund share transactions:
   Proceeds from shares sold ...........................................       24,087          43,263
   Distributions reinvested ............................................        1,997             573
   Payment for shares redeemed .........................................       (9,554)         (1,952)
                                                                              -------         -------
      Increase in net assets from fund share transactions ..............       16,530          41,884
                                                                              -------         -------
NET INCREASE IN NET ASSETS .............................................       17,007          42,006

NET ASSETS
   Beginning of Period .................................................       42,006
                                                                              -------         -------
   End of Period (including distributions in excess of net
      investment income of ($50) and undistributed net investment
      income of $4, respectively) ......................................      $59,013         $42,006
                                                                              =======         =======
Analysis of fund share transactions:
   Sold ................................................................        2,374           4,324
   Reinvested ..........................................................          197              57
   Redeemed ............................................................         (941)           (195)
                                                                              -------         -------
Net increase in fund shares outstanding ................................        1,630           4,186
                                                                              =======         =======

* Commencement of Operations.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
JOHN HANCOCK VARIABLE SERIES TRUST I

--------------------------------------------------------------------------------
Selected data for each share of beneficial interest outstanding throughout the year end indicated:

                                                                              Total Return Bond Fund
                                                                    -----------------------------------------
                                                                                        Period from May 1, to
                                                                        Year Ended           December 31,
                                                                    December 31, 2004          2003(e)
                                                                    -----------------   ---------------------
Net Assets Value at Beginning of Period .........................      $ 10.04               $ 10.00
Income from Investment Operations:
   Net Investment Income ........................................         0.24                  0.12
   Net Realized and Unrealized Gain (Loss) on Investment(a) .....         0.24                  0.08
                                                                       -------               -------
   Total From Investment Operations .............................         0.48                  0.20
Less Distributions:
   Distribution from Net Investment Income ......................        (0.24)                (0.12)
   Distribution from Net Realized Gains on Investments ..........        (0.13)                (0.04)
                                                                       -------               -------
   Total Distributions ..........................................        (0.37)                (0.16)
                                                                       -------               -------
Net Assets Value at End of Period ...............................      $ 10.15               $ 10.04
                                                                       =======               =======
Total Investment Return(b) ......................................         4.91%                 1.99%(c)
Ratios/Supplemental Data:
   Ratio of Operating Expense to Average Net Assets .............         0.80%(f)              0.77%(d)
   Ratio of Net Investment Income to Average Net Assets .........         2.42%                 1.89%(d)
   Portfolio Turnover Rate ......................................       844.90%               537.79%(c)
Net Assets End of Period (000s Omitted) .........................      $59,013               $42,006

(a) The amount shown at this caption for each share outstanding throughout the year may not accord with the change in the aggregate gains and losses in the portfolio securities for the year because of the timing of the purchases and withdrawals of the shares in relation to the fluctuating market values of the portfolio.
(b) The performance does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
(c)  Not annualized.
(d)  Annualized.
(e)  Commencement of investment operations.
(f) Expense ratio is net of expense reimbursements. Had such reimbursements not been made, the expense ratio would have been .81% for the year ended December 31, 2004.

SCHEDULE OF INVESTMENTS
(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND **

                                                                 Par     Market
                      Name of Issuer                            Value     Value
                      --------------                           -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS

Auto Loan - 1.5%
   Capital Auto Receivables Asset - Notes Cl. A 1B
      1.0% due 01/16/06 - AAA ..............................   $    96    $   95
   Ford Motor Credit Co. - Bonds
      7.75% due 03/15/05 - BBB- ............................        90        91
   General Motors Acceptance Corp.
      1.995% due 05/18/06 - BBB- ...........................       700       697
                                                                          ------
                                                                             883
Banks - 1.9%
   Banc America Mortgage Securities, Inc. - Ser.
      2004-2 Cl. 5A1
      6.5% due 10/25/19 - AAA ..............................       191       193
   Credit Suisse First Boston - CTF Cl. 2A1
      4.671% due 09/25/34 - AAA ............................       930       929
                                                                          ------
                                                                           1,122
Credit Card - 0.3%
   Sears Credit Account Master Trust II -Ser.
      2002-5 Cl. A
      2.78% due 11/17/09 - AAA .............................       200       200

Diversified Financials - 0.4%
   CIT Group, Inc. - Sr. Notes
      7.75% due 04/02/12 - A ...............................       200       237

Diversified Telecommunication Services - 1.9%
   AT&T Broadband Corp. - Notes
      8.375% due 03/15/13 - BBB ............................       200       247
   AT&T Corp. - Sr. Notes
      7.8% due 11/15/11 - BB+ ..............................       150       173
   BellSouth Corp. - Notes
      6.0% due 10/15/11 - A ................................       150       163
   France Telecom
      7.5% due 03/14/08 - BBB+ .............................       200       303
   France Telecom SA - Notes
      9.75% due 03/01/11 - BBB+ ............................       200       238
                                                                          ------
                                                                           1,124
Electric/Gas - 0.7%
   Dominion Resources, Inc. - Notes
      5.7% due 09/17/12 - BBB+ .............................       150       159
   Pacific Gas & Electric Co. - Bonds
      1.81% due 04/03/06 - BBB .............................       137       137
   PSEG Power LLC - Sr. Notes
      6.95% due 06/01/12 - BBB .............................       100       113
                                                                          ------
                                                                             409
Finance - 5.8%
   AIG SunAmerica Institutional Funding
      1.2% due 01/26/05 - AAA ..............................    45,000       438
   Bank America Funding Corp. - Ser. 2004- A Cl. 1A3
      5.08% due 09/20/34 - AAA .............................     1,475     1,469
   Deutsche Telekom International Finance
      6.375% due 07/11/06 - BBB+ ...........................   $   400    $  570
   Tobacco Settlement Financing Corp. - Ser. A
      6.25% due 06/01/42 - BBB .............................       500       466
   Tobacco Settlement Revenue Management  - Ser. B
      6.375% due 05/15/28 - BBB ............................       200       195
   UFJ Finance Aruba - GTD Notes
      6.75% due 07/15/13 - BBB .............................        50        56
   Verizon Global Funding Corp. - Notes
      7.25% due 12/01/10 - A+ ..............................       200       229
                                                                          ------
                                                                           3,423
Food Products - 0.2%
   Kraft Foods, Inc. - Notes
      6.25% due 06/01/12 - BBB+ ............................       100       110
Foreign Government - 4.0%
   Federal Republic of Germany
      4.5% due 01/04/13 - AAA
      5.0% due 07/04/12 - AAA ..............................       300       448
   Republic of Brazil
      3.063% due 04/15/09 - BB- ............................        26        26
      8.0% due 04/15/14 - BB- ..............................       279       285
   Republic of Brazil - Ser. L
      3.063% due 04/15/06 - BB- ............................       128       129
   Republic of Panama
      9.625% due 02/08/11 - BB .............................       350       414
   Republic of Peru - Bonds
      9.125% due 02/21/12 - BB .............................       225       262
   Russian Federation
      8.75% due 07/24/05 - BB+ .............................        50        51
   United Mexican States
      1.84% due 01/13/09 - BBB- ............................       500       507
      6.375% due 01/16/13 - BBB- ...........................       230       245
                                                                          ------
                                                                           2,367
Hotels Restaurants & Leisure - 0.3%
   MGM Mirage, Inc. - Ser. B
      6.0% due 10/01/09 - BB+ ..............................       200       206

Media - 0.6%
   Time Warner, Inc. - Notes
      6.875% due 05/01/12 - BBB+ ...........................       300       342

Municipal - 2.3%
   De Kalb County Georgia Water & Sewage - Ser. A
      5.0% due 10/01/35 - AA ...............................       200       206
   Harris County Texas
      5.0% due 08/15/33 - AAA ..............................       100       102
   Massachusetts Saint - Ser. C
      5.5% due 11/01/10 - AAA ..............................       500       565

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                                 Par     Market
                      Name of Issuer                            Value     Value
                      --------------                           -------   -------
                                                               (000's)   (000's)

PUBLICLY-TRADED BONDS - Continued
Municipal - Continued
   University of Texas Permanent University
      Fund - Ser. B
      4.75% due 07/01/30 - AAA .............................    $  500   $   500
                                                                         -------
                                                                           1,373
Other Asset Backed - 5.2%
   Argent Securities, Inc. - Ser. 2004 W11 Cl. A2
      2.60% due 11/25/34 - AAA .............................       186       186
   Bear Stearns Asset Backed Securities - Ser.
      2004-HE9 Cl. 1A1
      1.0% due 03/25/23 - AAA ..............................        81        81
   CWABS, Inc. - Bonds Ser. 2004 6 Cl. 2 A1
      2.60% due 10/25/21 - AAA .............................       155       155
   CWABS, Inc. - CTF Cl. A 1 FLTG
      2.15% due 01/25/35 - AAA .............................        97        97
   Homestar Mortgage Acceptance Corp. - Ser.
      2004-4 Cl. A1
      1.79% due 01/25/22 - AAA .............................       259       259
   Household Mortgage Loan Trust - Notes Ser.
      2003 HC1 Cl. A
      2.76% due 02/20/33 - AAA .............................       144       144
   Indymac ABS, Inc. - Ser 2004 A Cl. A2
      2.341% due 07/25/34 - AAA ............................       287       287
   Long Beach Mortgage Loan Trust - Ser.
      2004-A Cl. A
      2.083% due 02/25/24 - AAA ............................       150       150
   Morgan Stanley ABS Capital - Ser. 2004 HE9 Cl. A 3A
      2.358% due 10/25/34 - AAA ............................       296       296
   Morgan Stanley ABS Capital, Inc. - Ser. 2004
      HE1 Cl. A3
      2.341% due 01/25/34 - AAA ............................        60        60
   NAAC Reperforming Loan Remic Trust - Ser.
      2004-R1 Cl. A2 144A (a)
      7.5% due 03/25/34 - AAA ..............................       755       809
   Residential Asset Funding and Mortgage
      Securities Corp. - Ser. 2001 KS3 Cl. A II
      1.33% due 09/25/31 - AAA .............................        75        75
   Residential Asset Securities Corp. - Ser. 2004
      KS6 Cl. AII B1
      1.22% due 04/25/13 - AAA .............................       157       158
   Structured Asset Investment Loan Trust - Ser.
      2004-2 Cl. 3 A1
      2.53% due 03/25/34 - NA ..............................        99        99
   Wells Fargo Home Equity - Ser. 2004 2 Cl. A1 1A
      2.59% due 02/25/18 - AAA .............................       186       186
                                                                         -------
                                                                           3,042
Paper & Forest Products - 0.1%
   Weyerhaeuser Co. - Notes
      6.125% due 03/15/07 - BBB ............................        33        35
U.S. Government Agencies - 29.7%
   Federal Home Loan Mortgage Corp. - Bonds
      3.972% due 06/01/34 - AAA ............................    $1,464   $ 1,438
      5.5% due 06/01/24 - AAA ..............................     1,906     1,950
      6.0% due 10/15/32 - AAA ..............................       401       407
   Federal Home Loan Mortgage Corp. - Bonds
      Ser. 2849 Cl. PZ
      5.0% due 07/15/33 - AAA ..............................       813       705
   Federal Home Loan Mortgage Corp. - Bonds
      Ser. 2906 Cl. GZ
      5.0% due 09/15/34 - AAA ..............................       300       273
   Federal Home Loan Mortgage Corp. - Cl. ZA
      6.5% due 09/15/31 - AAA ..............................     1,228     1,330
   Federal Home Loan Mortgage Corp. - Ser.
      2489 Cl. PE
      6.0% due 08/15/32 - AAA ..............................     1,600     1,663
   Federal National Mortgage Assoc. - Bonds
      Ser. 2004-11 Cl. 1A
      1.22% due 03/25/34 - AAA .............................       358       356
   Federal National Mortgage Assoc. - Bonds
      Ser. 2004-W2 Cl. 1A2F
      1.44% due 02/25/44 - AAA .............................       771       769
   Federal National Mortgage Assoc. - Ser.
      2004-T1 1A1
      6.0% due 01/25/44 - AAA ..............................       753       774
   Federal National Mortgage Assoc. - Ser.
      2003-116 Cl. FA
      2.58% due 11/25/33 - AAA .............................     1,116     1,122
   Government National Mortgage Assoc.  - Bonds
      5.0% due 05/15/33 - AAA ..............................     5,244     5,254
   Small Business Administration - Ser. 2004 10A
      4.504% due 02/10/14 - NA .............................     1,274     1,264
   Small Business Administration - Ser. 2004 20K
      4.88% due 11/01/24 - AAA .............................       200       201
                                                                         -------
                                                                          17,506
U.S. Government - 15.6%
   U.S. Treasury - Bonds
      7.875% due 02/15/21 - AAA ............................       100       135
   U.S. Treasury - Notes
      0.875% due 04/15/10 - AAA ............................     1,604     1,588
      2.0% due 01/15/14 - AAA ..............................     1,756     1,818
      2.0% due 07/15/14 - AAA ..............................       405       418
      3.0% due 07/15/12 - AAA ..............................       531       592
      4.25% due 01/15/10 - AAA .............................     1,021     1,184
      4.375% due 08/15/12 - AAA ............................       600       614
      4.875% due 02/15/12 - AAA ............................     2,700     2,854
                                                                         -------
                                                                           9,203

(AUDITED)
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND

                                                                 Par      Market
                         Name of Issuer                         Value     Value
                         --------------                        -------   -------
                                                               (000's)   (000's)
PUBLICLY-TRADED BONDS - Continued

Whole Loan CMOs - 17.0%
   Ameriquest Mortgage Securities, Inc. - Ser.
      2004-X2 Cl. A 144A (a)
      2.98% due 06/25/34 - AAA .............................    $  142   $   142
   Bear Stearns ARM Trust - Ser. 2004-3
      Cl. IA 2
      3.996% due 07/25/34 - AAA ............................       855       849
   Bear Stearns ARM Trust - Ser. 2004-6 CTF
      Cl. I A1
      4.70% due 09/25/34 - AAA .............................     1,589     1,600
   Bear Stearns ARM Trust - Ser. 2004-7
      Cl. 1A1
      5.036% due 10/25/34 - AAA ............................     1,342     1,362
   Bear Stearns Trust - Ser. 2004-9 Cl. II A1
      5.518% due 08/25/34 - AAA ............................       715       727
   CWMBS, Inc. - Ser. 2003-J14 Cl. 2A1
      6.25% due 12/25/33 - AAA .............................       378       388
   CWMBS, Inc. - Ser. 2003-R4 Cl. 1A3
      144A (a)
      6.0% due 11/25/26 - AAA ..............................     2,000     2,062
   CWMBS, Inc. - Ser. 2003-R4 Cl. 2A 144A (a)
      6.5% due 01/25/34 - AAA ..............................       623       646
   CWMBS, Inc. - Ser. 2004 12 Cl. 11A2
      4.431% due 08/25/34 - AAA ............................       841       849
   GS Mortgage Securities Corp. - Ser. 2003-1
      Cl. A2
      3.12% due 01/25/32 - AAA .............................       174       175
   Mellon Residential Funding Corp. - Ser. 2000
      TBC2 Cl. A1
      1.34% due 06/15/30 - AAA .............................       105       105
   Residential Asset Mortgage Products - Ser.
      2004-RS9 Cl. AII1
      2.0% due 09/25/13 - AAA ..............................       280       280
   Residential Funding -Ser. 2004-S2 Cl. A1
      5.25% due 03/25/34 - AAA .............................       419       419
   Structured Asset Securities - Ser. 2004 Cl. A1
      1.97% due 12/25/33 - AAA .............................        70        70
   Structured Asset Securities Corp. - Ser. 2003
      NP3 Cl. A1 144A (a)
      1.6% due 11/25/33 - AAA ..............................       100       100
   WAMU - CTF Cl. A
      1.0% due 02/27/34 - NA ...............................       266       266
                                                                         -------
                                                                          10,040
                                                                         -------
                                TOTAL PUBLICLY-TRADED BONDS-
                                              (Cost $51,233)      87.5%   51,622

                                                                Shares
                                                                ------
PREFERRED STOCK

U.S. Government Agencies  -  0.4%
   Federal National Mortgage Assoc. ........................     4,400       220
                                                                         -------
                                      TOTAL PREFERRED STOCK-
                                                 (Cost $220)       0.4%      220

                                                                 Par      Market
                         Name of Issuer                         Value     Value
                         --------------                        -------   -------
                                                               (000's)   (000's)

COMMERCIAL PAPER

Auto Loan - 0.8%
   Ford Motor Credit Co.
      2.52% due 04/08/05 ...................................   $  500    $   497
Banks - 1.2%
   ASB Bank, Ltd.
      2.04% due 02/14/05 ...................................      700        698
Finance - 6.4%
   ANZ Delaware, Inc.
      2.42% due 03/16/05 ...................................      600        597
   BP Amoco Capital plc
      2.10% due 01/03/05 ...................................      600        600
   Dexia Delaware
      2.01% due 01/21/05 ...................................      600        599
   HBOS Treasury Services plc
      2.07% due 02/22/05 ...................................      900        897
   UBS Finance Delaware LLC
      2.03% due 02/22/05 ...................................      200        199
      2.07% due 02/28/05 ...................................      400        399
      2.41% due 03/15/05 ...................................      500        498
                                                                         -------
                                                                           3,789

U.S. Government Agencies - 1.0%
   Federal Home Loan Mortgage Corp. - Disc. Notes
      2.38% due 03/31/05 ...................................       99         99
   Federal National Mortgage Assoc. - Disc. Notes
      2.36% due 03/09/05 ...................................      100        100
      2.44% due 03/23/05 ...................................      398        398
                                                                         -------
                                                                             597
                                                                         -------
                                    TOTAL COMMERCIAL PAPER -
                                               (Cost $5,581)      9.4%     5,581

SHORT-TERM INVESTMENTS  -  2.4%
   US Treasury - Bills
      2.212% due 03/03/05
      (Cost $1,395).........................................    1,395      1,395
                                                               ------    -------
                                         TOTAL INVESTMENTS -
                                              (Cost $58,429)     99.7%    58,818
                        Cash and Receivables, less payables-      0.3%       195
                                                               ------    -------
                                                 NET ASSETS-    100.0%   $59,013
                                                               ======    =======

See notes to financial statements.

(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, securities aggregated $3,759 or 6.4% of net assets of the Portfolio.
**   Bond ratings are unaudited.

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

     John Hancock Total Return Bond Fund (the "Fund"), which commenced operations on May 1, 2003, is a diversified series of John Hancock Variable Series Trust I (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The Trust is organized as a Massachusetts business trust and consists of twenty-three different funds as of December 31, 2004. The results of this Fund are included in this report. The results of the other Funds in the Trust are presented under separate cover. The Trust may add or delete Funds in the future to accommodate various investment objectives. The Trust has issued shares of beneficial interest exclusively to John Hancock Variable Life Account U ("JHVLAU"), John Hancock Variable Life Account V ("JHVLAV"), John Hancock Variable Life Account S ("JHVLAS"), and John Hancock Variable Annuity Account I ("JHVAAI") to fund policies and contracts issued by the John Hancock Variable Life Insurance Company ("JHVLICO"), and to John Hancock Variable Annuity Account U ("JHVAAU"), John Hancock Variable Annuity Account V ("JHVAAV"), John Hancock Variable Life Account UV ("JHVLAUV"), John Hancock Variable Annuity Account H ("JHVAAH"), and John Hancock Variable Annuity Account JF ("JHVAAJF") to fund contracts and policies issued by John Hancock Life Insurance Company ("John Hancock" or "JHLICO"), to John Hancock Variable Life Account PPM-1 ("PPM-1"), and to John Hancock Variable Life Account PPM-2 ("PPM-2").

NOTE B--ACCOUNTING POLICIES

     Valuation of investments: The Fund determines its net asset value per share once daily as of the close of the customary trading session of the New York Stock Exchange ("Exchange") on each business day of the Fund. The Exchange generally closes at 4:00 p.m. Eastern Standard Time. However, Exchange Traded Funds ("ETF's") and certain derivative instruments may be valued using prices as late as 4:15 p.m. Eastern Standard Time. In the event the Exchange closes at any time other than 4:00 p.m. Eastern Standard Time on a particular day, the Fund will determine its net asset value per share as of the close of the Exchange on that day. Investment security transactions are recorded on the date of purchase or sale.

     Debt investment securities having a primary market over-the-counter are valued on the basis of valuations furnished by a pricing service which determines valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices.

     Short-term investments, with a maturity not to exceed 60 days, are valued at amortized cost, which approximates market value.

     Investment securities for which no current market quotations are readily available, including certain foreign securities, when held by the Fund, are valued at fair value as determined in good faith by the Board of Trustees. Occasionally, events that affect the values of certain foreign securities may occur between the times at which the local exchanges on which the foreign securities are listed close and the close of the New York Stock Exchange. In such events, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Three types of significant events may require valuation of a portfolio security. In each situation, the significant event has rendered the price of the affected security as not "readily available."

     The first type of significant events involves single issuer specific events that affect only the price of one particular portfolio security. Examples include, but are not limited to: corporate reorganizations, mergers, corporate announcements of earnings, buyouts, and significant litigation involving the issuer of the portfolio security.

     The second type of significant events involves events that may relate to more than one issuer. These events could include, for example: governmental actions affecting securities in a sector, country or region; a natural disaster; an armed conflict; or a similar situation affecting a country, region or sector.

     The third category of significant events involves significant fluctuations in domestic or foreign markets that may affect the prices of all portfolio securities belonging to a particular market. There are a number of factors that may indicate a market fluctuation significant event has occurred, including, but not limited to, a swing in the U.S. market indexes, a swing in particular foreign market indexes, or a significant price change in ETF's in a particular foreign market.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Repurchase agreements: The Fund may enter into repurchase agreements which are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government Securities. The underlying securities, which represent the collateral of the agreement, must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. The Fund will not invest more than 10% of its net assets in repurchase agreements maturing in more than 7 days.

     Joint trading account: Pursuant to an exemptive order issued by the Securities and Exchange Commission, the order permits the Fund to pool daily uninvested cash balances into a joint account for the purpose of investing the cash balances in short-term repurchase agreements, commercial paper and other short-term investments which in no event will have a maturity in excess of 7 days. Joint account holdings as of December 31, 2004 are as follows:

Name of Issuer                                                      Market Value
--------------                                                      ------------
Chevron Texaco Funding Corp., 2.25%, due 01/05/05                     $ 29,996
Citicorp., 2.18%, due 01/05/05                                          29,996
Danske Corp., 2.34%, due 01/04/05                                       29,998
Falcon Asset Securitization, 2.28%, due 01/04/05                        29,998
HSBC Finance Corp., 2.1%, due 01/05/05                                  29,997
Mortgage Int Network, 2.33%, due 01/03/05                               20,000
National Australia Funding Corp., 2.29%, due 01/05/05                   29,996
Old Line Funding Corp., 2.33%, due 01/05/05                             29,996
Preferred Receivables Funding Corp., 2.34%, due 01/04/05                29,998
Prudential Funding LLC, 2.18%, due 01/05/05                             29,997
Rabobank USA Financial Corp., 2.17%, due 01/03/05                       12,089
Societe Generale North, 2.32%, due 01/05/05                             29,996
State Street Boston Corp., 2.23%, due 01/05/05                          29,996
                                                                      --------
   Joint Trading Account Totals                                       $362,053
                                                                      ========

     Currency translation: All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Unrealized exchange adjustments are included in unrealized appreciation (depreciation) of investments. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and the difference between the amounts of net investment income accrued and the U.S. dollar amount actually received. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Discount and premium on debt securities: The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

     Expenses: Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributed to the Fund are allocated on the basis of relative net assets of the Fund.

     Bank borrowings: The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into syndicated line of credit agreements with State Street Bank and Trust Company ("SSBT"), the Trust's record keeper and custodian and the Bank of New York. These agreements enable the Fund to participate in an unsecured line of credit, which permits borrowings up to $90 and $10 million, respectively. Interest is charged to the Fund, based on its borrowing. In addition, a commitment fee is charged to the Fund based on the average daily unused portion of the line of credit and is allocated among the participating Funds in the Trust. Interest expense paid under the line of credit is included under the caption "Other fees" in the Statement of Operations. For the year ended December 31, 2004, the Fund had no bank borrowings.

     Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the Chicago Board of Trade or U.S. commodities exchange. Daily adjustments, called variation margin, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

     When the contracts are closed, the Fund recognizes a gain or a loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange. At December 31, 2004, the Fund had no open financial futures contracts.

     Forward foreign currency contracts: The Fund may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Neither type of forward foreign currency transaction will eliminate fluctuations in the prices of the Fund's securities or prevent loss if the price of such securities should decline. The U.S. dollar value of a forward foreign currency contract is determined using forward exchange rates supplied by a quotation service. Realized gain (loss) on the purchases and sales of forward foreign currency contracts is recognized on settlement date.

     As of December 31, 2004, the Fund had open forward foreign currency contracts which contractually obligate the Fund to deliver or receive currencies at a specified date, as follows:

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                       Principal Amount                        Unrealized
                     Covered by Contract   Expiration Month   Gain (Loss)
                     -------------------   ----------------   -----------
Currency Purchased
------------------
Brazilian Real                 21                March 05         $  1
Chilean Peso                   31             February 05            2
Chilean Peso                   21                March 05            1
Euro                          393              January 05            5
Pound Sterling                 86              January 05           --
Hong Kong Dollar               10              January 05           --
Indian Rupee                   31                March 05           --
Japanese Yen                1,073              January 05           35
South Korean Won               10              January 05            1
South Korean Won               22                March 05            1
Mexican Peso                   20                March 05           --
Peruvian Nouveau               21                March 05           --
Polish Zloty                    7             February 05           --
Polish Zloty                    8                March 05            1
New Russian Ruble              22                March 05           --
Singapore Dollar               10              January 05           --
Singapore Dollar               22                March 05            1
New Taiwan Dollar              21                March 05            1
                                                                  ----
                                                                  $ 49
                                                                  ====

Currency Sold
-------------
Euro                        1,408              January 05         $(12)
Japanese Yen                  401              January 05           --
Swedish Krona                 138              January 05           --
                                                                  -----
                                                                  $(12)
                                                                  =====

     Options: The Fund may use option contracts to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When the Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked to market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     When the Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not preform under the contracts' terms. As of December 31, 2004, the Fund had no written options.

     Swap Agreements: The Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as realized gain or loss when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

     Swap agreements which were open for the year ended December 31, 2004 are summarized as follows:

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Interest Rate Swaps:            Counter Party   (Depreciation)
---------            --------------------            -------------   --------------
  3,200     To make or receive semi-annual pay-     Morgan Stanley        $(32)
            ments through 6/15/2010 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                    Net Unrealized
                                                                     Appreciation
Par Value             Interest Rate Swaps:          Counter Party   (Depreciation)
---------             --------------------          -------------   --------------
      400   To make or receive semi-annual pay-        Bank of           $ (4)
            ments through 6/15/2010 based on the       America
            difference between (A) the fixed
            rate of 4.00% and (B) floating rate
            of 3 Month LIBOR, adjusted every 3
            months.

    1,400   To make or receive semi-annual pay-       Barclays            (14)
            ments through 6/15/2010 based on the
            difference between (A) the fixed rate
            of 4.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

      500   To make or receive semi-annual pay-       JP Morgan             9
            ments through 6/15/2015 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 3 months.

      900   To make or receive semi-annual pay-          RBS              (86)
            ments through 6/15/2025 based on the      Greenwich
            difference between (A) the fixed rate      Capital
            of 6.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

    9,800   To make or receive semi-annual pay-       Barclays            (45)
            ments through 6/15/2006 based on the
            difference between (A) the fixed rate
            of 3.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

   15,000   To make or receive semi-annual pay-     Goldman Sachs         (69)
            ments through 6/15/2006 based on the
            difference between (A) the fixed rate
            of 3.00% and (B) floating rate of 3
            Month LIBOR, adjusted every 3 months.

    1,900   To make or receive semi-annual pay-         UBS                61
    (GBP)   ments through 3/15/2032 based on the
            difference between (A) the fixed rate
            of 5.00% and (B) floating rate of 6
            Month LIBOR, adjusted every 6 months.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

                                                                     Net Unrealized
                                                                      Appreciation
Par Value             Interest Rate Swaps:           Counter Party   (Depreciation)
---------             --------------------           -------------   --------------
    2,400   To make or receive semi-annual pay-        JP Morgan          $ 220
   (EURO)   ments through 3/15/2032 based on the
            difference between (A) the fixed rate
            of 6.00% and (B) floating rate of 6
            Month EURIBOR, adjusted every 6
            months.

   28,000   To make or receive semi-annual pay-        Barclays            (19)
    (SEK)   ments through 6/17/2008 based on the
            difference between (A) the fixed rate
            of 4.5% and (B) floating rate of 3
            Month STIBOR, adjusted every 3
            months.

                                                                     Net Unrealized
                                                                      Appreciation
Par Value            Credit Default Swaps:           Counter Party   (Depreciation)
---------            ---------------------          --------------   --------------
      300   To make annual fixed coupon payments    Morgan Stanley          --
            through 5/24/2005 based on the annual
            fixed rate of 0.70%. In the event of
            a predefined "credit event notice" of
            the Russian Federation 5.0%,
            3/31/2030 Note, the Fund will receive
            amounts specified under the terms of
            the swap agreement.

      200   To make annual fixed coupon payments    Merrill Lynch           --
            through 3/09/2005 based on the annual
            fixed rate of 0.97%. In the event of
            a predefined "credit event notice" of
            the Russian Federation 5.0%,
            3/31/2030 Note, the Fund will receive
            amounts specified under the terms of
            the swap agreement.
                                                                           ---
                                                                           $21
                                                                           ===

     Federal income taxes: The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 2004, the Fund had no capital loss carryforwards on a tax basis to be applied against any future taxable gains.

     In addition, from the period November 1, 2004 through December 31, 2004, the Fund incurred approximately $301 in net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending on December 31, 2005.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE B--ACCOUNTING POLICIES--Continued

     Dividend and Interest: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

     Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such sales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market, or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

NOTE C--INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     On February 5, 2003, the Board of Trustees of the Trust renewed its Investment Advisory Agreement with John Hancock. For its services, John Hancock receives monthly compensation at the following rate on an annual basis of the Fund's net assets:

                          Between
                     $250 Million and    Excess Over
First $250 Million     $500 Million     $500 Million
------------------   ----------------   ------------
       0.70%               0.68%            0.65%

In the event that normal operating expenses of the Fund, exclusive of investment advisory fees, taxes, interest, brokerage commissions and extraordinary expenses, shall exceed 0.10% of the Fund's daily net asset value, John Hancock and JHVLICO will reimburse the Fund for such excess. Accordingly, for the year ended December 31, 2004, the reimbursements paid from John Hancock and JHVLICO were $9 to the Fund.

     John Hancock has entered into a Sub-Advisory Agreement with Pacific Investment Management Company, LLC, with respect to the Fund. Pacific Investment Management Company, LLC, is an affiliate of John Hancock, which under John Hancock's supervision, is responsible for the day-to-day investment management of the Fund.

     Signator Investors, Inc., a wholly owned subsidiary of John Hancock is the principal underwriter and transfer agent of the Trust. Certain officers and trustees of the Trust are officers and directors of JHVLICO, JHVLAU, JHVLAV, JHVLAS, JHVAAI, JHVLAUV, JHVAAV, JHVAAU, JHVAAH, JHVAAJF, PPM-1, and PPM-2, and some are also officers of John Hancock.

     Fees for independent trustees are paid by the Trust.

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales and maturities of investments, excluding short-term securities and obligations of the U.S. government, for the Fund for the year ended December 31, 2004 were as follows:

Purchases   Sales and Maturities
---------   --------------------
$ 376,276         $350,547

     As of December 31, 2004, transactions for written options were as follows:

                         Contracts   Premium ($)
                         ---------   -----------
   Beginning of period     4,000          35
        Options opened     5,900          42
Options closed/expired    (9,900)        (77)
                          ------         ---
         End of period        --          --

     The identified cost of investments owned by the Fund (including earned discount on corporate short-term notes, and commercial paper) and their respective gross unrealized appreciation and depreciation for Federal income tax purposes at December 31, 2004 were as follows:

Identified    Unrealized     Unrealized    Net Unrealized
   Cost      Appreciation   Depreciation    Appreciation
----------   ------------   ------------   --------------
  $58,434       $1,494        $(1,110)          $384

     Distribution of Income and Gains: Distributions of net investment income, if any, are made at least annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax returns.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations based on the Fund's income and capital gains computed on a tax basis, which may differ from income and capital gains recognized according to generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. Therefore, the source of each Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on capital transactions, or from capital. The Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund to present the Fund's capital accounts on a tax basis.

     At December 31, 2004, the Fund's components of distributable earnings on a tax basis were as follows:

Undistributed   Undistributed
   Ordinary     Net Long-Term    Capital Loss   Net Unrealized
    Income       Capital Gain   Carryforwards    Appreciation
-------------   -------------   -------------   --------------
     $509            $--             $--             $391

JOHN HANCOCK VARIABLE SERIES TRUST I

December 31, 2004
--------------------------------------------------------------------------------
(000's Omitted)

NOTE D--INVESTMENT TRANSACTIONS--Continued

     In addition, the tax character of distributions paid by the Fund are summarized as follows:

       Distributions from     Distributions from
Year     Ordinary Income    Long-Term Capital Gain   Return of Capital
----   ------------------   ----------------------   -----------------
2004         $1,997                   $--                   $--
2003            573                   $--                   $--

NOTE E--OTHER MATTERS (UNAUDITED)

     Fund Mergers: On December 15, 2004, the Board of Trustees approved the reorganization of the Funds of John Hancock Variable Series Trust I into the Funds of Manufacturers Investment Trust. Completion of the merger is subject to approval by the shareholders of the Funds at a shareholder meeting expected to be held in April of 2005.

   REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners, Policyholders, and
Board of Trustees of
John Hancock Variable Series Trust I

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Total Return Bond Fund (a portfolio included in the series of John Hancock Variable Series Trust I {the "Trust"}) as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from May 1, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return Bond Fund of John Hancock Variable Series Trust I at December 31, 2004, the results of its operations for the year then ended, the statement of changes in net assets for the year then ended and for the period from May 1, 2003 (commencement of operations) to December 31, 2003, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2005

NOTES TO FINANCIAL STATEMENTS
JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

December 31, 2004
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

     Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling, 1-800-576-2227. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30, 2004, is available from the EDGAR database on the SEC's website at http:// www.sec.gov.

     Quarterly Portfolio Schedule: The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form NQ". These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. (Call 1- 800-SEC-0330) for information on the Public Reference Room.)

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

     The Board of Trustees of the Trust is responsible for overall management of the Trust. The Board may exercise all powers of the Trust, except those powers which are conferred solely upon or reserved to the shareholders. The Trust's Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling toll-free at 1-800-576-2227.

     The following table provides information about the members of the Board of Trustees and the officers of the Trust:

                             Disinterested Trustees

                                   Position with      Principal Occupation(s)
Name, Address and Age                the Trust         During Past Five Years
--------------------------------   -------------   -----------------------------
Elizabeth G. Cook (age 67)            Trustee      Expressive Arts Therapist,
c/o John Hancock Variable Series    (Since 1993)   Dana-Farber Cancer Institute;
Trust I                                            President, The Advertising
John Hancock Place                                 Club of Greater Boston
Boston, Massachusetts 02117

Diane C. Kessler (age 58)             Trustee      Executive Director,
c/o John Hancock Variable Series    (Since 1999)   Massachusetts Council of
Trust I                                            Churches
John Hancock Place
Boston, Massachusetts 02117

Robert Verdonck (age 59)              Trustee      President and Chief Executive
c/o John Hancock Variable Series    (Since 1999)   Officer, East Boston Savings
Trust I                                            Bank
John Hancock Place
Boston, Massachusetts 02117

Hassell H. McClellan (age 59)         Trustee      Associate Professor and
c/o John Hancock Variable Series    (Since 2001)   former Graduate Dean, The
Trust I                                            Graduate School of the
John Hancock Place                                 Wallace G. Carroll School of
Boston, Massachusetts 02117                        Management, Boston College

JOHN HANCOCK VARIABLE SERIES TRUST I
(UNAUDITED)

December 31, 2004
--------------------------------------------------------------------------------

          Trustees Affiliated with the Trust and Officers of the Trust

                                           Position with                 Principal Occupation(s)
Name, Address and Age                        the Trust                    During Past Five Years
--------------------------------   ----------------------------   ------------------------------------
Michele G. Van Leer* (age 47)          Chairman and Trustee       Executive Vice President, Long
John Hancock Place                         (Since 1998)           Term Care, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company; Senior Vice
                                                                  President, Product Management,
                                                                  John Hancock Life Insurance
                                                                  Company; Vice Chairman, President
                                                                  & Director, John Hancock Variable
                                                                  Life Insurance Company

Ronald J. Bocage (age 59)               Chief Legal Officer       Vice President & Counsel, John
John Hancock Place                         (Since 2003)           Hancock Life Insurance Company
Boston, Massachusetts 02117                     and
                                        Compliance Officer
                                           (Since 2004)

Janet Wang (age 36)                Assistant Compliance Officer   Compliance Specialist, John
John Hancock Place                         (Since 2003)           Hancock Life Insurance Company
Boston, Massachusetts 02117

Raymond F. Skiba (age 59)                    Treasurer            Director of Fund Operations, John
John Hancock Place                         (Since 1986)           Hancock Life Insurance Company
Boston, Massachusetts 02117

Gladys C. Millan (age 58)               Assistant Treasurer       Manager of Fund Operations, John
John Hancock Place                         (Since 2003)           Hancock Life Insurance Company
Boston, Massachusetts 02117

Karen Q. Visconti (age 51)                   Secretary            Director, Product & Market
John Hancock Place                         (Since 1999)           Management, John Hancock Life
Boston, Massachusetts 02117                                       Insurance Company

Arnold R. Bergman (age 54)              Assistant Secretary       Senior Counsel, Law Department,
John Hancock Place                         (Since 1999)           John Hancock Life Insurance
Boston, Massachusetts 02117                                       company; formerly Vice President,
                                                                  General Counsel and Secretary, First
                                                                  Variable Life Insurance Company

Scott Hill (age 28)                     Assistant Secretary       Compliance Specialist, John
John Hancock Place                         (Since 2003)           Hancock Life Insurance Company
Boston, Massachusetts 02117

     *Trustee who is an "interested person" as defined in the 1940 Act, due to her position with John Hancock Life Insurance Company (or its affiliates), the ultimate controlling parent of the investment advisor.

     Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified. None of the Trustees is a director of other complexes except noted above.

The John Hancock Variable Series Trust I consists of funds used as investment options for various John Hancock variable life and variable annuity contracts. Investors are not able to invest directly in the John Hancock Variable Series Trust I. The investment adviser for each fund is John Hancock Life Insurance Company, but the Trust employs a subadviser for each fund. The subadvisers are identified in the reports contained in this booklet.

If the total investment return for any fund for any given year appears unusually high, the return may be attributable to unusually favorable market conditions which will probably not be sustainable. For instance, a high total investment return may reflect participation in IPOs, "hot" industries (e.g., internet-related companies), private placements, and/or leveraging investment techniques during the period indicated. There is no assurance that any of those methods, or any other investment technique will continue to have the same impact on the fund's total investment returns.

All of the funds (except bond funds and equity index funds) may participate in initial public offerings (IPOs). Under certain market conditions, such participation could significantly improve a fund's total investment return. There is no assurance that such market conditions will continue and provide the same favorable impact on future investment returns.

Please refer to the prospectus for your product for additional information about the investment options available. Variable life insurance and variable annuities are sold by prospectus. These reports may be used as sales literature when preceeded or accompanied by the funds' prospectus, which detail charges, investment objectives, and operating policies. Read the prospectus carefully before investing or sending money.

Insurance products are issued by John Hancock Life Insurance Company, or John Hancock Variable Life Insurance Company* (*not licensed in New York), Boston, MA 02117. Securities products are distributed by Signator Investors, Inc., Member NASD, SIPC, 197 Clarendon Street, Boston, MA 02116.


[LOGO] John Hancock
WORLDWIDE SPONSOR


[LOGO] IMSA
INSURANCE
MARKETPLACE
STANDARDS
ASSOCIATION

S8128 2/05

ITEM 2.   CODE OF ETHICS

2 (a) As of the end of the period covered by this report (December 31, 2004), the Board of Trustees of John Hancock Variable Series Trust I (the "Registrant") has adopted a "code of ethics," within the meaning of Item 2, that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer (or persons performing similar functions), regardless of whether these individuals are employed by the Registrant or by a third party.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of John Hancock Variable Series Trust I has determined that Robert F. Verdonck and Hassell H. McClellan are each audit committee financial experts, within the meaning of Item 3 of Form N-CSR. In making its determination, the Board considered Mr. Verdonck's relevant experience as the Chief Executive Officer of the East Boston Savings Bank and as Chairman of the Board and member of the Audit Committee of the Federal Home Loan Bank of Boston, and Dr. McClellan's relevant experience as Associate Professor and former Associate Dean of Boston College's Carroll Graduate School of Management, as a director with Smith Whiley & Co. and as a commercial loan officer for Harris Bank (a trade name used by Harris Trust and Savings Bank and its affiliated banks).

Mr. Verdonck and Dr. McClellan are each independent within the meaning of Item 3 of Form N-CSR.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES

4(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements are:

Fiscal Year 2004 - $522,000

Fiscal Year 2003 - $745,000

4(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant's annual financial statements that are not reported under paragraph
(a) above are:

Fiscal Year 2004 - 0

Fiscal Year 2003 - $25,000 (For services related to SAS 99 procedures.)

4(c) TAX FEES. The aggregate fees billed for each of the last two fiscal years for assurance and related services rendered by the principal accountant for tax compliance, tax advice and tax planning are:

Fiscal Year 2004 - $300,000 (For services related to Fund tax distribution, provision and return preparation and $75,500 related to fund merger reviews.)

Fiscal Year 2003 - $333,500 ($330,000 for services related to Fund tax distribution, provision and return preparation and $3,500 for services related to Fund merger reviews.)

4(d) ALL OTHER FEES. The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant other than the services described above are:

Fiscal Year 2004 - 0

Fiscal Year 2003 - $120,000 (For services related to review of the market timing/late trading policy and procedures controls of affiliated entities of John Hancock Financial Services, Inc., which was paid for by John Hancock Financial Services, Inc. The services also included a review of such policy and controls of the Registrant).

4 (e)(1) The pre-approval policies and procedures of the Registrant's Audit Committee are disclosed below:

                Audit and Non-Audit Services Pre-Approval Policy
                         (Effective September 24, 2003)

I.   Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Trustees is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the John Hancock Variable Series Trust I (the "Trust"). To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees has ratified, the Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Trust's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Trust's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Trust (including any Audit-related or Tax service fees for affiliates that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Trust (including any such services for affiliates subject to pre-approval).

The appendices to this policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II.  Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee as its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Trust's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a semi-annual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Trust structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust's financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee.

V.  Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Trust such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax Services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor by the Trust in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Treasurer of the Trust or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed I Appendix B.3 must be specifically pre-approved by the Audit Committee, including tax services proposed to be provided by the independent auditor to an executive officer or Trustee of the Trust, in his or her individual capacity, where such services are paid for by the Trust.

VII. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.

Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.  Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for the Trust and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Trust (including any Audit-related or Tax service fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Trust (including any such services for affiliates subject to pre-approval).

VIII.  Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Treasurer of the Trust and must include a detailed description of the services to be rendered. The Treasurer of the Trust will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee and shall inform the Audit Committee on a timely basis of any such services rendered by the independent auditor. The Treasurer of the Trust will advise the Board of the facts and circumstances of these services so that the Audit Committee can assess the impact of the service on the independent auditor's independence.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Treasurer of the Trust, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Treasurer of the Trust to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Treasurer of the Trust will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Treasurer of the Trust and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Treasurer of the Trust or any member of management.

The Treasurer of the Trust will develop a plan that provides for the monitoring of the independent auditor's services and update it as necessary, and in any event at least annually. The Audit Committee will also review the Treasurer's plan and any updates to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meets its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Trust, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix B.1

Pre-Approved Audit Services for Fiscal Year 2004
Dated: September 21, 2004

Service                                                  Range of Fees
------------------------------------------------------ ---------------------
                                                             Trust
------------------------------------------------------ ---------------------
Statutory audits or financial audits for the Trust     Pre-Approved-Audit/A/

------------------------------------------------------ ---------------------
Services associated with SEC registration              Pre-Approved-Other/B/
statements, periodic Pre-Approved-OtherB reports
and other documents filed with the SEC or other
documents issued in connection with securities
offerings (e.g., consents), and assistance in
responding to SEC comment letters
------------------------------------------------------ ---------------------
Consultations by the Trust's management as to the      Pre-Approved-Audit/A/
accounting or disclosure treatment of transactions
or events and/or the actual or potential impact of
final or proposed rules, standards or
interpretations by the SEC, FASB, or other
regulatory or standard setting bodies (Note: Under
SEC rules, some consultations may be
"audit-related" services rather than "audit"
services. In such cases, the consultation for
"audit-related" services shall be deemed to be
"Pre-Approved-Other" and subject to the limit on
fees set forth below in Note B.)
------------------------------------------------------ --------------------
Attest services required by statute or regulation      Not Applicable
(not paid by the Trust, e.g. 17f-2 Security
Counts)
------------------------------------------------------ --------------------
/A/ Fees for services listed as "Pre-Approved-Audit" shall not exceed the annual fees of $972,000 for audit services for fiscal year 2004 approved on September 21, 2004.

/B/ Aggregate fees for services listed as "Pre-Approved-Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $972,000 for audit services for fiscal year 2004 approved on September 21, 2004.

Appendix B.2

Pre-Approved Audit-Related Services
Dated:  September 21, 2004

Service                                                   Range of Fees
------------------------------------------------------ ---------------------
                                                              Trust
------------------------------------------------------ ---------------------
Due Diligence services pertaining to                   Pre-Approved-Other/B/
potential Fund mergers
------------------------------------------------------ ---------------------
Issuance of SAS-70 reports on internal                 Pre-Approved-Other/B/
controls of a service provider
------------------------------------------------------ ---------------------
Consultations by the Trust's management as to the      Pre-Approved-Other/B/
accounting or disclosure treatment of transactions
or events and/or the actual or potential impact of
final or proposed rules, standards or
interpretations by the SEC, FASB, or other
regulatory or standard-setting bodies (Note: Under
SEC rules, some consultations may be "audit"
services rather than "audit-related" services. In
such cases, the consultation shall be deemed part
of the "Pre-Approved - Audit" services and covered
under the fee specified in Note A, below.)
------------------------------------------------------ ---------------------
Review of the Trust's semi-annual financial statements Pre-Approved-Audit/A/
------------------------------------------------------ ---------------------
Information systems reviews not performed in           Not Applicable
connection with the audit (e.g., application data
center and technical reviews)
------------------------------------------------------ ---------------------
General assistance with implementation of the          Pre-Approved-Other/B/
requirements of SEC rules
------------------------------------------------------ ---------------------
Regulatory compliance assistance (e.g.,                Pre-Approved-Other/B/
agreed-upon procedures for Section 15(c) contract
renewals, Rule 12b-1 plan renewals)
------------------------------------------------------ ---------------------
/A/ Fees for services listed as "Pre-Approved -Audit" shall not exceed the annual fees of $972,000 for audit services for fiscal year 2003 approved on September 21, 2004.

/B/ Aggregate fees for services listed as "Pre-Approved - Other" in Appendices

B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $972,000 for audit services for fiscal year 2004 approved on September 21, 2004.

Appendix B.3

Pre-Approved Tax Services
Dated: September 21, 2004

Service                                                       Range of Fees
--------------------------------------------------------- ---------------------
                                                                  Trust
--------------------------------------------------------- ---------------------
U.S. federal, state and local tax planning and advice     Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
U.S. federal, state and local tax compliance              Pre-Approved-Audit/A/
--------------------------------------------------------- ---------------------
International tax planning and advice                     Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
International tax compliance (e.g., tracking sales        Pre-Approved-Other/B/
of Indian securities and filing local Fund tax
returns in India by Ernst & Young Private Limited)
--------------------------------------------------------- ---------------------
Review of federal, state, local and international         Pre-Approved-Other/B/
income, franchise and other tax returns
--------------------------------------------------------- ---------------------
Domestic and foreign tax planning, compliance, and advice Pre-Approved-Other/B/
--------------------------------------------------------- ---------------------
Assistance with tax audits and appeals before the         Pre-Approved-Other/B/
IRS and similar state, local and foreign agencies
--------------------------------------------------------- ---------------------
Tax advice and assistance regarding statutory,            Pre-Approved-Other/B/
regulatory or administrative developments (e.g.,
excise tax reviews, evaluation of Trust's tax
compliance function) (Note: Under SEC rules, some
tax reviews and evaluations may be "audit"
services rather than "Tax" services. In such
cases, the tax review and evaluation shall be
deemed part of the "Pre-Approved - Audit" services
and covered under the fee specified in Note A,
below.)
--------------------------------------------------------- ---------------------
/A/ Fees for services listed as "Pre-Approved -Audit" shall not exceed the annual fees of $972,000 for audit services for fiscal year 2003 approved on September 21, 2004.

/B/ Aggregate fees for services listed as "Pre-Approved - Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $972,000 for audit services for fiscal year 2004 approved on September 21, 2004.

Appendix B.4

Pre-Approved All Other Services
Dated: September 21, 2004

----------------------------------- --------------------------------------------
Service                                            Range of Fees
----------------------------------- ---------------------  ---------------------
                                            Trust              Affiliates/A/
----------------------------------- ---------------------  ---------------------
Risk management advisory services, Pre-Approved-Other/B/ Pre-Approved-Other/B/ e.g., assessment and testing of security infrastructure controls
----------------------------------- ---------------------  ---------------------
Assistance with respect to SEC Pre-Approved-Other/B/ Pre-Approved-Other/B/ examinations, investigations, inquiries and proceedings
----------------------------------- ---------------------  ---------------------
Audit, audit-related and tax        Not Applicable         Pre-Approved-Other/B/
services furnished to Affiliates
that are subject to Trust
pre-approval requirements
----------------------------------- ---------------------  ---------------------

/A/ These include the investment manager (excluding sub-investment managers) and any entity controlling, controlled by or under common control with the investment manager that provides ongoing services to the Trust. Beginning with non-audit service contracts entered into on or after May 6, 2003, the Trust's

Audit Committee must pre-approve non-audit services provided not only to the Trust but also to the investment manager and other entities in the complex, where such entities provide ongoing services to the Trust and the independent accountant's services have a direct impact on the Trust's operations or financial reporting.

/B/ Aggregate fees for services listed as "Pre-Approved -Other" in Appendices
B.1 - B.4 shall not exceed an amount equal to 10% of the annual fees of $972,000 for audit services for fiscal year 2004 approved on September 21, 2004.

Appendix B.5

Prohibited Non-Audit Services
Dated: September 24, 2003

o Bookkeeping or other services related to the accounting records or financial statements of the audit client

o    Financial information systems design and implementation

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports

o    Actuarial services

o    Internal audit outsourcing services

o    Management functions

o    Human resources

o    Broker-dealer, investment advisor or investment banking services

o    Legal services

o    Expert services unrelated to the audit

4 (e)(2) The percentage of services described in paragraphs (b) through (d) of
Item 4 were approved by the Registrant's Audit Committee pursuant to paragraph
(c) (7) (i) (C) of Rule 2-01 of Regulation S-X was 100%.

4(f)  N/A

4(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Fiscal Year 2004 - 0

Fiscal Year 2003 - $120,000 (For services related to review of the market timing/late trading policy and procedures controls of affiliated entities of John Hancock Financial Services, Inc., which was paid for by John Hancock Financial Services, Inc. The services also included a review of such policy and controls of the Registrant).

4(h) N/A.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS

          Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS

          Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
            FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
           COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

           No material changes.

ITEM 11.   CONTROLS AND PROCEDURES.

(a)(i) The Chairman and Treasurer for the John Hancock Variable Series Trust I (the "Trust") have concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurance that material information relating to the Trust is accumulated and made known to them on a timely basis by appropriate persons, based on their evaluations of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.


ITEM 12.  EXHIBITS.

          (a)(1) Code of Ethics for Senior Financial Officers.

          (a)(2) Section 302 Certifications.

          (b)    906 Certification.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Variable Series Trust I
(Registrant)

By:   /s/ MICHELE G. VAN LEER
      -----------------------------------
      Michele G. Van Leer
      Chairman

Date: March 9, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

John Hancock Variable Series Trust I
(Registrant)

By:   /s/ MICHELE G. VAN LEER
      -----------------------------------
      Michele G. Van Leer
      Chairman

Date: March 9, 2005

By:   /s/ GLADYS C. MILLAN
      -----------------------------------
      Gladys C. Millan
      Assistant Treasurer

Date: March 9, 2005